                                 EXHIBIT(17)(d)

                     SEMI-ANNUAL REPORTS FOR THE ONE GROUP
                              FOR THE PERIOD ENDED
                                DECEMBER 31, 1998

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

Report From Your Investment Advisor........................................    2
Portfolio Performance Review...............................................    4
Schedules of Portfolio Investments..........................................   6
Statements of Assets and Liabilities........................................   8
Statements of Operations....................................................   9
Statements of Changes in Net Assets........................................   10
Notes to Financial Statements..............................................   11
Financial Highlights.......................................................   14

--------------------------------------------------------------------------------
Report From Your Investment Advisor
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

We are pleased to present this semiannual report for The One Group(R) Family of Mutual Funds. On the following pages, you will find an overview of the financial markets and your fund's performance for the period from July 1, 1997, through December 31, 1997.

DEAR VALUED SHAREHOLDER:
Thank you for continuing to support The One Group Family of Mutual Funds during an interesting, challenging and ultimately rewarding year for investors.

Despite strong volatility throughout 1997 and turmoil in Asia, the Dow Jones Industrial Average was up 24.94% for 1997. Never before had the index returned more than 20% for three consecutive years. The S&P 500 Index soared even higher, closing the year up 33.36%.

At the same time, and largely the result of low inflation, a strong U.S. dollar and the flight to quality spurred by the Asian crisis, U.S. bond yields ended the year on an impressive note. The 30-year Treasury, for example, ended the year yielding 5.92%, close to its 20-year low. (As bond yields fall, bond prices go up.)

ONCE AGAIN, A PHILOSOPHY REINFORCED
While the calendar-year returns for both the stock and bond markets are impressive, events in the final six months of 1997 may be the most memorable. On August 6, the Dow closed at 8,259, a record high and its peak for the calendar year. Shortly thereafter, though, volatility rocked the market, as the effects of the Asian financial crisis worked their way west. These forces culminated on Monday, October 27, when the Dow plummeted more than 554 points, its largest-ever point decline.

This drop may be the defining moment for 1997's financial markets, and it presented a significant challenge for investors. But, rather than panicking, shareholders of The One Group demonstrated a clear understanding of market dynamics and the importance of maintaining a long-term investment philosophy.

I am pleased to report that there were no significant redemptions of One Group shares after "Black Monday." To us, this implies that our investors understand the potential dangers of selling their investments based on short-term volatility. In fact, The One Group experienced a record purchase day on Tuesday, October 28, indicating that investors realize the benefits of staying focused on the stock market's long-term potential.

TAX BILL CHANGES FACE OF INVESTING
The second half of 1997 may be remembered as much for the jubilance it brought investors as for the turmoil. The Taxpayer Relief Act of 1997 became law, ushering in lower capital gains taxes for investors and new investment opportunities poised to change the face of investing for years to come.

The cut in the capital gains tax rate may make investing in stocks even more attractive for many investors. As you are planning for your future financial needs and taking into consideration your appropriate asset allocation, please do not overlook the impact of the new tax treatment of capital gains.

And, while you're planning for your financial future, take note that the 1997 tax law makes investing in IRAs even more attractive, particularly with the introduction of the Roth IRA, a new type of account that offers tax-exempt distributions in retirement. In addition, the Traditional IRA has been enhanced with many new features.

The One Group can help you incorporate any of these retirement accounts into your investment plan. Speak to your investment representative or call 1-800-480-4111 for more information on IRAs.

SEEK ADVICE FOR A YEAR'S WORTH OF EVENTS
With 1997's record volatility and the new investment opportunities introduced by the tax law, now may be an ideal time to meet with your investment professional and make sure your investment plan remains on track to meet your financial needs.

As you probably know, your asset allocation--or the way your investment dollars are strategically distributed among stock, bond and cash investments according to your goals, risk tolerance and investing time frame--may be the single-greatest determinant of your long-term investment success. After a year full of market ups and downs, your asset allocation probably shifted. For example, stock market appreciation may have caused your allocation to equities to swing higher than called for in your plan. Your investment professional can help you evaluate your plan and, if necessary, get it back on track.

--------------------------------------------------------------------------------
Report From Your Investment Advisor, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

Furthermore, your investment representative can help you make the most of the Taxpayer Relief Act of 1997. Many of the provisions take effect with the 1998 tax year, so make sure you start off the year with the strategy that's most appropriate for you.

Thank you for investing with The One Group Family of Mutual Funds and for your ongoing support of the firm's time-tested investment philosophies. We look forward to helping you achieve your financial goals in 1998 and beyond.

Sincerely,

/s/ DAVID J. KUNDERT
---------------------
David J. Kundert
President and CEO,
Banc One Investment Advisors Corporation,
Investment Advisor to The One Group

[DAVID J. KUNDERT PHOTO]

For a prospectus with more complete information on The One Group Investor Funds, including management fees and expenses, please contact The One Group at 1-800-480-4111. Please read the prospectus carefully before investing.
(2/98)

--------------------------------------------------------------------------------
Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

ECONOMIC GROWTH REMAINS STRONG
Despite showing a slight slowdown from the first half of the year, U.S. economic growth during the second half of 1997 remained robust at a growth rate of 3.7%. For the entire 12-month period, the U.S. economy grew by a 3.8% growth rate.

Firm employment gains and strong consumer confidence fueled the growth rate. The unemployment rate headed steadily downward, ending the year at 4.7%. The economy witnessed an average of 301,500 new non-farm jobs being created per month, when all that is needed to absorb the growth in the labor force and keep the unemployment rate steady is 150,000.

LONG-TERM INTEREST RATES DECLINE
Slightly higher inflation in 1996 kept long-term interest rates relatively high throughout much of 1997. With prices climbing 3.3% on a year-over-year basis in 1996, investors feared that inflation would keep that pace or even climb higher in 1997.

But, as the year unfolded it became apparent that inflation was, indeed, under control. For the final six months of the year the inflation rate was 2.0%, and for the entire year prices were up only 1.7%, the best performance in 11 years.

Low prices helped pave the way for a significant decline in long-term interest rates by the end of the year. Also significant was the impact of the Asian financial crisis, which caused currency values to plunge and sent financial markets into turmoil. As worldwide events unfolded during the second half of the year, it became clear that the Asian economies would weaken. This caused investors throughout the world to turn to the safety of U.S. Treasury securities, which helped drive up prices.

As a result of these events, long-term interest rates showed a significant decline during the second half of 1997--a decline that was much greater than the economic fundamentals supported. At the end of the year, the yield on the 30-year U.S. Treasury bond was 5.92%, after starting the year at 6.64% and climbing to a high of 7.17% in early April.

FED REMAINS IDLE
The Federal Reserve remained on the sidelines during the second half of the year, after raising interest rates just once in all of 1997--a 0.25% increase of the federal funds rate in March. This lack of monetary policy action kept short-term interest rates relatively steady for the remainder of the year.

The impact of the Asian currency crisis and market meltdowns may have contributed to the Fed's decision to keep rates unchanged in the second half of 1997. While strong economic growth certainly created a valid reason for another rate hike, the Fed resisted the temptation, figuring that the Asian situation would contribute to slower growth ahead.

LOOKING AHEAD
In terms of U.S. economic growth, the Asian crisis remains a factor that can't be ignored. Thirty percent of U.S. exports go to Asia, and with many Asian countries facing currency devaluations of 35% to 80%, consumers in that region have significantly less purchasing power. Furthermore, there's the possibility that this currency crisis could spread to Latin America, where another 20% of U.S. exports are at risk if there are some currency devaluations.

The United States accounts for 28% of the non-Asian global economy, and, therefore, should be heavily influenced by the change in trade flows from Asia. Asian stock markets have dropped nearly 70% over the last several months, which undoubtedly will be reflected in lower overall consumption, particularly for foreign imports. And, as prices on goods produced in Asia continue to fall, U.S. imports from that region should go up.

As a result, cheaper goods coming from Asia, and possibly Latin America, should force domestic competitors to lower their prices (or face sharply lower sales prospects). This could push the U.S. inflation rate to as low as 1.5% in 1998, compared to 1.7% in 1997 and 3.3% in 1996. At the same time, fewer U.S. exports and greater imports should cause economic growth to slow to a 2% year-over-year average for 1998.

--------------------------------------------------------------------------------
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

Given all the instability overseas and the impending effects of a slowdown in the U.S. economy, we believe that the Federal Reserve will lower interest rates in 1998, probably sometime in the second half of the year. Long-term interest rates should continue their downward trend, due to lower inflation and lower economic growth. By the end of the year, we may see the yield on the 30-year Treasury bond somewhere between 5.5% and 5.75%.

/s/ ANTHONY CHAN
------------------
Anthony Chan, Ph.D.
Managing Director and Chief Economist
Banc One Investment Advisors

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Treasury Only Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                        AMORTIZED
 AMOUNT            SECURITY DESCRIPTION             COST
---------   -----------------------------------  ----------
U.S. TREASURY OBLIGATIONS (98.6%):
U.S. Treasury Bills (25.7%):
$125,412    1/22/98 (b)........................   $125,033
   4,490    2/5/98.............................      4,467
   2,489    2/12/98............................      2,473
   5,000    3/5/98.............................      4,953
  52,500    3/26/98............................     51,861
   8,940    11/12/98...........................      8,528
                                                  --------
                                                   197,315
                                                  --------

PRINCIPAL                                        AMORTIZED
 AMOUNT            SECURITY DESCRIPTION             COST
---------   -----------------------------------  ----------
U.S. TREASURY OBLIGATIONS, CONTINUED:
U.S. Treasury Notes (72.9%):
$100,000    7.88%, 1/15/98.....................   $100,090
 125,000    5.63%, 1/31/98.....................    124,993
 189,177    7.25%, 2/17/98.....................    189,546
  75,000    5.13%, 2/28/98.....................     74,950
   1,065    7.88%, 4/15/98.....................      1,072
  50,000    7.88%, 4/30/98 (b).................     50,060
   5,000    5.25%, 7/31/98.....................      4,990
  15,000    6.13%, 8/31/98.....................     15,039
                                                  --------
                                                   560,740
                                                  --------
  Total U.S. Treasury Obligations                  758,055
                                                  --------
Total (Amortized Cost $758,055) (a)               $758,055
                                                  ========

------------

Percentages indicated are based on net assets of $768,616.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

(b) A portion of this security was loaned as of December 31, 1997.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Government Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                        AMORTIZED
 AMOUNT            SECURITY DESCRIPTION             COST
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY SECURITIES (46.2%):
Federal Farm Credit Bank (4.9%):
$ 25,000    5.66%, 1/30/98.....................  $   24,888
  25,000    5.45%, 3/3/98......................      24,988
  25,000    5.60%, 10/1/98.....................      24,960
                                                 ----------
                                                     74,836
                                                 ----------
Federal Home Loan Bank (10.9%):
   9,750    5.99%, 2/9/98......................       9,753
  25,000    6.12%, 4/17/98.....................      24,999
  45,000    5.90%, 6/19/98.....................      45,049
  25,000    5.80%, 9/18/98.....................      25,013
   7,550    5.69%, 10/2/98.....................       7,552
  20,000    5.68%, 10/16/98....................      19,989
  10,000    5.90%, 10/23/98*...................       9,998
  25,000    5.84%, 12/17/98....................      24,987
                                                 ----------
                                                    167,340
                                                 ----------
Federal Home Loan Mortgage Corp. (3.7%):
  25,000    5.73%, 2/20/98.....................      24,804
   6,500    5.72%, 3/17/98.....................       6,501
  25,000    5.95%, 6/19/98.....................      24,994
                                                 ----------
                                                     56,299
                                                 ----------
Federal National Mortgage Assoc. (19.6%):
  22,000    5.48%, 1/2/98......................      22,000
  25,000    5.48%, 1/2/98......................      25,000
  45,000    5.55%, 1/28/98.....................      44,815
  25,000    5.48%, 2/5/98......................      24,869
  25,000    6.02%, 4/15/98.....................      24,993
  25,000    6.08%, 5/6/98......................      25,031
  48,420    5.89%, 5/21/98.....................      48,405
  25,000    5.72%, 8/28/98.....................      25,016
  20,000    5.71%, 9/9/98......................      19,982
  10,000    5.94%, 11/4/98*....................       9,997
   4,000    5.50%, 6/2/99*.....................       4,000
  20,000    5.50%, 7/26/99*....................      20,000
  10,000    5.50%, 9/22/99*....................      10,000
                                                 ----------
                                                    304,108
                                                 ----------

PRINCIPAL                                        AMORTIZED
 AMOUNT            SECURITY DESCRIPTION             COST
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY SECURITIES, CONTINUED:
Student Loan Marketing Assoc. (7.1%):
$ 65,000    5.62%, 9/28/98*....................  $   64,914
  25,000    5.62%, 11/10/98*...................      24,999
  10,000    5.64%, 1/13/99*....................      10,000
  10,000    5.65%, 8/2/99*.....................       9,998
                                                 ----------
                                                    109,911
                                                 ----------
        Total U.S. Government Agency Securities     712,494
                                                 ----------
U.S. TREASURY OBLIGATIONS (1.6%):
U.S. Treasury Notes (1.6%):
  25,000    5.25%, 7/31/98.....................      24,949
                                                 ----------
                Total U.S. Treasury Obligations      24,949
                                                 ----------
REPURCHASE AGREEMENTS (52.2%):
 325,000    Barclays De Zoette Wedd Securities,
              Inc., 6.67%, 1/2/98
              (collateralized by $320,594
              various U.S. Government Agency
              Securities, 5.95% - 7.00%,
              1/8/98 - 8/13/07, market value
              $331,501)........................     325,000
 352,000    HSBC Securities, Inc., 6.60%,
              1/2/98 (collateralized by
              $355,405 various U.S. Government
              Agency Securities, 0.00% - 9.65%,
              2/2/98 - 11/2/18, market value
              $359,041)........................     352,000
  77,000    Lehman Brothers Holdings, Inc.,
              5.90%, 1/2/98 (collateralized by
              $214,151 various U.S. Treasury
              STRIPS, 11/15/04 - 2/15/26,
              market value $78,541)............      77,000
  51,233    Prudential Securities, 6.80%,
              1/2/98 (collateralized by $73,843
              various U.S. Goverment
              Securities, 0.00% -  9.25%,
              2/4/00 - 10/1/27, market value
              $52,532).........................      51,233
                                                 ----------
                    Total Repurchase Agreements     805,233
                                                 ----------
         Total (Amortized Cost $1,542,676) (a)   $1,542,676
                                                 ==========

------------

Percentages indicated are based on net assets of $1,542,248.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

 * Securities having interest rates that reset weekly based on the U.S. Treasury Bill auctions. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at December 31, 1997.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 1997
(Amounts in Thousands, except per share amounts)
(Unaudited)

                                                              TREASURY ONLY    GOVERNMENT
                                                              MONEY MARKET    MONEY MARKET
                                                                  FUND            FUND
                                                              -------------   -------------
ASSETS:
Investments, at amortized cost..............................    $758,055       $  737,443
Repurchase agreements, at cost..............................          --          805,233
                                                                --------       ----------
Total.......................................................     758,055        1,542,676
Cash........................................................           1               --
Interest receivable.........................................      13,971            7,428
Deferred organization costs.................................           1               10
Prepaid expenses and other assets...........................          --               12
                                                                --------       ----------
TOTAL ASSETS................................................     772,028        1,550,126
                                                                --------       ----------
LIABILITIES:
Dividends payable...........................................       3,315            7,697
Accrued expenses and other payables:
     Investment advisory fees...............................          51              111
     Administration fees....................................          32               70
     Other..................................................          14               --
                                                                --------       ----------
TOTAL LIABILITIES...........................................       3,412            7,878
                                                                --------       ----------
NET ASSETS:
Capital.....................................................     768,705        1,542,372
Accumulated undistributed net realized gains (losses) from
  investment transactions...................................         (89)            (124)
                                                                --------       ----------
NET ASSETS..................................................    $768,616       $1,542,248
                                                                ========       ==========
Outstanding shares of beneficial interest...................     768,703        1,542,372
                                                                ========       ==========
Net Asset Value:
  Offering and redemption price per share...................        $1.00           $1.00
                                                                ========          =======

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS              FOR THE SIX MONTHS ENDED DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

                                                              TREASURY ONLY    GOVERNMENT
                                                              MONEY MARKET    MONEY MARKET
                                                                  FUND            FUND
                                                              -------------   -------------
INVESTMENT INCOME:
Interest income.............................................     $16,252         $39,842
Income from securities lending..............................          85               3
                                                                 -------         -------
TOTAL INCOME................................................      16,337          39,845
                                                                 -------         -------
EXPENSES:
Investment advisory fees....................................         246             561
Administration fees.........................................         153             351
Custodian and accounting fees...............................          14              24
Legal and audit fees........................................           2              --
Organization costs..........................................           2              10
Trustees' fees and expenses.................................           4               4
Transfer agent fees.........................................           5               2
Registration and filing fees................................          15              67
Printing costs..............................................           1               1
Other.......................................................          18               3
                                                                 -------         -------
TOTAL EXPENSES..............................................         460           1,023
                                                                 -------         -------
Net Investment Income.......................................      15,877          38,822
                                                                 -------         -------
REALIZED GAINS (LOSSES) FROM INVESTMENT TRANSACTIONS:
Net realized gains (losses) from investment transactions....           3              61
                                                                 -------         -------
Net increase in net assets resulting from operations........     $15,880         $38,883
                                                                 =======         =======

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                                     TREASURY ONLY MONEY            GOVERNMENT MONEY
                                                         MARKET FUND                  MARKET FUND
                                                  --------------------------   --------------------------
                                                   SIX MONTHS       YEAR        SIX MONTHS       YEAR
                                                     ENDED          ENDED         ENDED          ENDED
                                                  DECEMBER 31,    JUNE 30,     DECEMBER 31,    JUNE 30,
                                                      1997          1997           1997          1997
                                                  -----------    -----------   -----------    -----------

                                                  (UNAUDITED)                  (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
     Net investment income......................  $    15,877    $    24,629   $    38,822    $    56,288
     Net realized gains (losses) from investment
       transactions.............................            3            (16)           61           (119)
                                                  -----------    -----------   -----------    -----------
Change in net assets resulting from
  operations....................................       15,880         24,613        38,883         56,169
                                                  -----------    -----------   -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income.................      (15,877)       (24,629)      (38,822)       (56,288)
                                                  -----------    -----------   -----------    -----------
Change in net assets from shareholder
  distributions.................................      (15,877)       (24,629)      (38,822)       (56,288)
                                                  -----------    -----------   -----------    -----------
CAPITAL TRANSACTIONS:
     Proceeds from shares issued................    1,093,772      1,603,666     2,956,522      4,075,935
     Dividends reinvested.......................        1,501          3,409         7,351         11,375
     Cost of shares redeemed....................     (807,520)    (1,542,160)   (2,505,124)    (3,859,366)
                                                  -----------    -----------   -----------    -----------
Change in net assets from share transactions....      287,753         64,915       458,749        227,944
                                                  -----------    -----------   -----------    -----------
Change in Net Assets............................      287,756         64,899       458,810        227,825
NET ASSETS:
     Beginning of period........................      480,860        415,961     1,083,438        855,613
                                                  -----------    -----------   -----------    -----------
     End of period..............................  $   768,616    $   480,860   $ 1,542,248    $ 1,083,438
                                                  ===========    ===========   ===========    ===========
SHARE TRANSACTIONS:
     Issued.....................................    1,093,772      1,603,664     2,956,522      4,075,935
     Reinvested.................................        1,501          3,409         7,351         11,375
     Redeemed...................................     (807,520)    (1,542,160)   (2,505,124)    (3,859,366)
                                                  -----------    -----------   -----------    -----------
Change in shares................................      287,753         64,913       458,749        227,944
                                                  ===========    ===========   ===========    ===========

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1997
(Unaudited)

1. ORGANIZATION:

   The One Group (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The accompanying financial statements and financial highlights are those of the Treasury Only Money Market Fund and the Government Money Market Fund (individually a "Fund", collectively the "Funds") only. The Funds are diversified mutual funds and are not offered in multiple classes.

   The Funds' investment objectives are as follows:

                   FUND                                             OBJECTIVE
                   ----                                             ---------
      Treasury Only Money Market Fund       High current income with liquidity and stability of
                                             principal with the added assurance of a fund that does
                                             not purchase securities that are subject to repurchase
                                             agreements.

      Government Money Market Fund          High current income with liquidity and stability of
                                             principal.

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

       SECURITY VALUATION

       Securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Funds may not (a) purchase any instrument with a remaining maturity greater than thirteen months unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted average maturity which exceeds 90 days.

       REPURCHASE AGREEMENTS

       The Government Money Market Fund may invest in repurchase agreements with institutions that are deemed by Banc One Investment Advisors Corporation (the "Advisor") to be of good standing and creditworthy under guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest. Repurchase agreements are considered to be loans by a fund under the 1940 Act.


       SECURITY TRANSACTIONS AND RELATED INCOME

       Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Interest income, including any discount or premium, is accrued as earned using the effective interest method.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1997
(Unaudited)

       SECURITY TRANSACTIONS AND RELATED INCOME

       Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Interest income, including any discount or premium, is accrued as earned using the effective interest method.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1997
(Unaudited)

       SECURITIES LENDING

       To generate additional income, the Funds may lend up to 33% of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. Government or U.S. Government Agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds continue to earn interest on securities lent while simultaneously seeking to earn interest on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of December 31, 1997, the following Fund had securities with the following amortized cost on loan (amount in thousands):

                                                              AMORTIZED COST
                                                                OF LOANED
                                                                SECURITIES
                                                              --------------
Treasury Only Money Market Fund.............................     $171,768

       The loaned securities were fully collateralized by cash and U.S. Government securities as of December 31, 1997.

       EXPENSES

       Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one fund of the Trust are allocated among the respective Funds.

       DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

       Dividends from net investment income are declared daily and paid monthly. Net investment income for this purpose consists of interest accrued and discount earned (including both original issue discount and market discount) less amortization of any market premium and accrued expenses. Net realized capital gains, if any, are distributed at least annually.

       Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards and deferrals of certain losses. Permanent book and tax basis differences, if any, have been reclassified among the components of net assets.

       ORGANIZATION COSTS

       Costs incurred by the Trust in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution have been deferred and are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. All such costs, which are attributable to more than one fund of the Trust, have been allocated among the respective funds pro-rata, based on the relative net assets of each Fund. In the event that any of the initial shares are redeemed during such period by any holder thereof, the related Fund will be reimbursed by
Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1997
(Unaudited)

       such holder for any unamortized organization costs in the proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

       FEDERAL INCOME TAXES

       The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

3. SHARES OF BENEFICIAL INTEREST:

   The Trust has an unlimited number of shares of beneficial interest, with no par value, which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more classes. The Trust is registered to offer forty series and five classes of shares: Fiduciary, Class A, Class B, Class C and Service Class. Currently, the Trust consists of thirty-three active Funds, and not all Funds offer all classes of shares. As of December 31, 1997, there were no shareholders in the Service Class. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series.

4. INVESTMENT ADVISORY, ADMINISTRATIVE AND DISTRIBUTION AGREEMENTS:

   The Trust and Advisor are parties to an investment advisory agreement under which the Advisor is entitled to receive a fee, computed daily and paid monthly, equal to 0.08% of the average daily net assets of each Fund.

   The Trust and The One Group Services Company (the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., are parties to an administrative agreement under which the Administrator provides services for a fee that is computed daily and paid monthly at an annual rate of 0.05% of each Fund's average daily net assets. The Advisor also serves as Sub-Administrator to each fund of the Trust, pursuant to an agreement between the Administrator and the Advisor. Pursuant to this agreement, the Advisor performs many of the Administrator's duties, for which the Advisor receives a fee paid by the Administrator.

   The One Group Services Company (the "Distributor") and the Trust are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. No compensation is paid to the Distributor for distribution services for the Funds.

   Certain officers of the Trust are affiliated with the Administrator. Such officers receive no compensation from the Funds for serving in their respective roles.

   -----------------------------------------------------------------------------
   The One Group Family of Mutual Funds

   -----------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS

                                                                 TREASURY ONLY MONEY MARKET FUND
                                               --------------------------------------------------------------------
                                                SIX MONTHS                                                APRIL 16,
                                                  ENDED                 YEARS ENDED JUNE 30,               1993 TO
                                               DECEMBER 31,   -----------------------------------------   JUNE 30,
                                                   1997         1997       1996       1995       1994      1993(A)
                                               ------------   --------   --------   --------   --------   ---------
                                               (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD........................    $  1.000     $  1.000   $  1.000   $  1.000   $  1.000    $ 1.000
                                                 --------     --------   --------   --------   --------    -------
Investment Activities:
  Net investment income......................       0.026        0.051      0.052      0.051      0.032      0.006
                                                 --------     --------   --------   --------   --------    -------
Distributions:
  Net investment income......................      (0.026)      (0.051)    (0.052)    (0.051)    (0.032)    (0.006)
                                                 --------     --------   --------   --------   --------    -------
NET ASSET VALUE,
  END OF PERIOD..............................    $  1.000     $  1.000   $  1.000   $  1.000   $  1.000    $ 1.000
                                                 ========     ========   ========   ========   ========    =======
Total Return.................................        2.64%(b)     5.24%      5.38%      5.22%      3.23%      2.96%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)..........    $768,616     $480,860   $415,961   $288,697   $217,725    $60,330
  Ratio of expenses to average net assets....        0.15%(c)     0.15%      0.17%      0.20%      0.15%      0.07%(c)
  Ratio of net investment income to average
    net assets...............................        5.18%(c)     5.12%      5.23%      5.14%      3.23%      2.95%(c)
  Ratio of expenses to average net assets*...        0.15%(c)     0.15%      0.17%      0.21%      0.22%      0.33%(c)
  Ratio of net investment income to average
    net assets*..............................        5.18%(c)     5.12%      5.23%      5.13%      3.16%      2.69%(c)

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      GOVERNMENT MONEY MARKET FUND
                                               --------------------------------------------------------------------------
                                                SIX MONTHS                                                       JUNE 14,
                                                  ENDED                     YEARS ENDED JUNE 30,                 1993 TO
                                               DECEMBER 31,    ----------------------------------------------    JUNE 30,
                                                   1997           1997         1996        1995        1994      1993(a)
                                               ------------    ----------    --------    --------    --------    --------
                                               (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD......................     $    1.000     $    1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                ----------     ----------    --------    --------    --------    --------
Investment Activities:
  Net investment income....................          0.028          0.053       0.055       0.053       0.033       0.001
                                                ----------     ----------    --------    --------    --------    --------
Distributions:
  Net investment income....................         (0.028)        (0.053)     (0.055)     (0.053)     (0.033)     (0.001)
                                                ----------     ----------    --------    --------    --------    --------
NET ASSET VALUE,
  END OF PERIOD............................     $    1.000     $    1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                ==========     ==========    ========    ========    ========    ========
Total Return...............................           2.82%(b)       5.43%       5.61%       5.41%       3.40%       3.28%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)........     $1,542,248     $1,083,438    $855,613    $720,699    $692,253    $244,991
  Ratio of expenses to average net
    assets.................................           0.15%(c)       0.14%       0.18%       0.21%       0.11%       0.07%(c)
  Ratio of net investment income to average
    net assets.............................           5.53%(c)       5.31%       5.46%       5.28%       3.41%       3.13%(c)
  Ratio of expenses to average net
    assets*................................           0.15%(c)       0.14%       0.18%       0.22%       0.20%       0.33%(c)
  Ratio of net investment income to average
    net assets*............................           5.53%(c)       5.31%       5.46%       5.27%       3.32%       2.87%(c)

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

See notes to financial statements.

                (This page has been left blank intentionally.)

Important Customer Information.
Please Read:

Shares of The One Group:
* are not deposits or obligations
  of, or guaranteed by, BANC ONE
  CORPORATION or its affiliates
* are not insured or guaranteed by the
  FDIC or by any other governmental
  agency or government-sponsored
  agency of the federal government
  or any state
* are subject to investment risks,
  including possible loss of the
  principal amount invested.

Banc One Investment Advisors
Corporation, a registered investment
advisor and an indirect subsidiary of
BANC ONE CORPORATION, serves
as an investment advisor to The One
Group, for which it receives advisory
fees. The One Group is distributed by
The One Group Services Company,
3435 Stelzer Road, Columbus,
Ohio 43219, which is not affiliated
with BANC ONE CORPORATION and
is not a bank. Contact us at our web
site address: www.onegroup.com or
e-mail us at onegroup@onegroup.com.

For more complete information on
any of The One Group Funds, including
management fees and expenses,
you may obtain a prospectus from
The One Group Services Company.
Read the prospectus carefully
before investing.

BANC ONE
INVESTMENT
ADVISORS
CORPORATION



[BANC ONE LOGO]                                                        TOG-F-039

                                                                           Money
                                                                    Market Funds
                                                             Semi- Annual Report
                                      For the six months ended December 31, 1997


                                                        U.S. Treasury Securities
                                                               Money Market Fund


                                                         Prime Money Market Fund


                                                     Municipal Money Market Fund


                                                Ohio Municipal Money Market Fund




                                     [THE ONE GROUP FAMILY OF MUTUAL FUNDS LOGO]

           ----------------------------------------------------------

              Important Customer Information. Investment Products:

              * are not deposits or obligations of or guaranteed by,
                BANC ONE CORPORATION or any of its affiliates,

              * are not insured by the FDIC, and
                                                                         ----
              * are subject to investment risks, including possible      FDIC
                loss of the principal amount invested.                   LOGO
                                                                         ----
           -----------------------------------------------------------

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

Report From Your Investment Advisor........................................    2
Portfolio Performance Review...............................................    4
Schedules of Portfolio Investments..........................................   6
Statements of Assets and Liabilities.......................................   18
Statements of Operations...................................................   19
Statements of Changes in Net Assets........................................   20
Notes to Financial Statements..............................................   22
Financial Highlights.......................................................   28

--------------------------------------------------------------------------------
Report From Your Investment Advisor
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

We are pleased to present this semiannual report for The One Group(R) Family of Mutual Funds. On the following pages, you will find an overview of the financial markets and your fund's performance for the period from July 1, 1997, through December 31, 1997.

DEAR VALUED SHAREHOLDER:
Thank you for continuing to support The One Group Family of Mutual Funds during an interesting, challenging and ultimately rewarding year for investors.

Despite strong volatility throughout 1997 and turmoil in Asia, the Dow Jones Industrial Average was up 24.94% for 1997. Never before had the index returned more than 20% for three consecutive years. The S&P 500 Index soared even higher, closing the year up 33.36%.

At the same time, and largely the result of low inflation, a strong U.S. dollar and the flight to quality spurred by the Asian crisis, U.S. bond yields ended the year on an impressive note. The 30-year Treasury, for example, ended the year yielding 5.92%, close to its 20-year low. (As bond yields fall, bond prices go up.)

ONCE AGAIN, A PHILOSOPHY REINFORCED
While the calendar-year returns for both the stock and bond markets are impressive, events in the final six months of 1997 may be the most memorable. On August 6, the Dow closed at 8,259, a record high and its peak for the calendar year. Shortly thereafter, though, volatility rocked the market, as the effects of the Asian financial crisis worked their way west. These forces culminated on Monday, October 27, when the Dow plummeted more than 554 points, its largest-ever point decline.

This drop may be the defining moment for 1997's financial markets, and it presented a significant challenge for investors. But, rather than panicking, shareholders of The One Group demonstrated a clear understanding of market dynamics and the importance of maintaining a long-term investment philosophy.

I am pleased to report that there were no significant redemptions of One Group shares after "Black Monday." To us, this implies that our investors understand the potential dangers of selling their investments based on short-term volatility. In fact, The One Group experienced a record purchase day on Tuesday, October 28, indicating that investors realize the benefits of staying focused on the stock market's long-term potential.

TAX BILL CHANGES FACE OF INVESTING
The second half of 1997 may be remembered as much for the jubilance it brought investors as for the turmoil. The Taxpayer Relief Act of 1997 became law, ushering in lower capital gains taxes for investors and new investment opportunities poised to change the face of investing for years to come.

The cut in the capital gains tax rate may make investing in stocks even more attractive for many investors. As you are planning for your future financial needs and taking into consideration your appropriate asset allocation, please do not overlook the impact of the new tax treatment of capital gains.

And, while you're planning for your financial future, take note that the 1997 tax law makes investing in IRAs even more attractive, particularly with the introduction of the Roth IRA, a new type of account that offers tax-exempt distributions in retirement. In addition, the Traditional IRA has been enhanced with many new features.

The One Group can help you incorporate any of these retirement accounts into your investment plan. Speak to your investment representative or call 1-800-480-4111 for more information on IRAs.

SEEK ADVICE FOR A YEAR'S WORTH OF EVENTS
With 1997's record volatility and the new investment opportunities introduced by the tax law, now may be an ideal time to meet with your investment professional and make sure your investment plan remains on track to meet your financial needs.

As you probably know, your asset allocation--or the way your investment dollars are strategically distributed among stock, bond and cash investments according to your goals, risk tolerance and investing time frame--may be the single-greatest determinant of your long-term investment success. After a year full of market ups and downs, your asset allocation probably shifted. For example, stock market appreciation may have caused your allocation to equities to swing higher than called for in your plan. Your investment professional can help you evaluate your plan and, if necessary, get it back on track.

--------------------------------------------------------------------------------
Report From Your Investment Advisor, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

Furthermore, your investment representative can help you make the most of the Taxpayer Relief Act of 1997. Many of the provisions take effect with the 1998 tax year, so make sure you start off the year with the strategy that's most appropriate for you.

Thank you for investing with The One Group Family of Mutual Funds and for your ongoing support of the firm's time-tested investment philosophies. We look forward to helping you achieve your financial goals in 1998 and beyond.

Sincerely,

LOGO
David J. Kundert
President and CEO,
Banc One Investment Advisors Corporation,
Investment Advisor to The One Group

David J. Kundert photo

For a prospectus with more complete information on The One Group Investor Funds, including management fees and expenses, please contact The One Group at 1-800-480-4111. Please read the prospectus carefully before investing.
(2/98)

--------------------------------------------------------------------------------
Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

ECONOMIC GROWTH REMAINS STRONG
Despite showing a slight slowdown from the first half of the year, U.S. economic growth during the second half of 1997 remained robust at a growth rate of 3.7%. For the entire 12-month period, the U.S. economy grew by a 3.8% growth rate.

Firm employment gains and strong consumer confidence fueled the growth rate. The unemployment rate headed steadily downward, ending the year at 4.7%. The economy witnessed an average of 301,500 new non-farm jobs being created per month, when all that is needed to absorb the growth in the labor force and keep the unemployment rate steady is 150,000.

LONG-TERM INTEREST RATES DECLINE
Slightly higher inflation in 1996 kept long-term interest rates relatively high throughout much of 1997. With prices climbing 3.3% on a year-over-year basis in 1996, investors feared that inflation would keep that pace or even climb higher in 1997.

But, as the year unfolded it became apparent that inflation was, indeed, under control. For the final six months of the year the inflation rate was 2.0%, and for the entire year prices were up only 1.7%, the best performance in 11 years.

Low prices helped pave the way for a significant decline in long-term interest rates by the end of the year. Also significant was the impact of the Asian financial crisis, which caused currency values to plunge and sent financial markets into turmoil. As worldwide events unfolded during the second half of the year, it became clear that the Asian economies would weaken. This caused investors throughout the world to turn to the safety of U.S. Treasury securities, which helped drive up prices.

As a result of these events, long-term interest rates showed a significant decline during the second half of 1997--a decline that was much greater than the economic fundamentals supported. At the end of the year, the yield on the 30-year U.S. Treasury bond was 5.92%, after starting the year at 6.64% and climbing to a high of 7.17% in early April.

FED REMAINS IDLE
The Federal Reserve remained on the sidelines during the second half of the year, after raising interest rates just once in all of 1997--a 0.25% increase of the federal funds rate in March. This lack of monetary policy action kept short-term interest rates relatively steady for the remainder of the year.

The impact of the Asian currency crisis and market meltdowns may have contributed to the Fed's decision to keep rates unchanged in the second half of 1997. While strong economic growth certainly created a valid reason for another rate hike, the Fed resisted the temptation, figuring that the Asian situation would contribute to slower growth ahead.

LOOKING AHEAD
In terms of U.S. economic growth, the Asian crisis remains a factor that can't be ignored. Thirty percent of U.S. exports go to Asia, and with many Asian countries facing currency devaluations of 35% to 80%, consumers in that region have significantly less purchasing power. Furthermore, there's the possibility that this currency crisis could spread to Latin America, where another 20% of U.S. exports are at risk if there are some currency devaluations.

The United States accounts for 28% of the non-Asian global economy, and, therefore, should be heavily influenced by the change in trade flows from Asia. Asian stock markets have dropped nearly 70% over the last several months, which undoubtedly will be reflected in lower overall consumption, particularly for foreign imports. And, as prices on goods produced in Asia continue to fall, U.S. imports from that region should go up.

As a result, cheaper goods coming from Asia, and possibly Latin America, should force domestic competitors to lower their prices (or face sharply lower sales prospects). This could push the U.S. inflation rate to as low as 1.5% in 1998, compared to 1.7% in 1997 and 3.3% in 1996. At the same time, fewer U.S. exports and greater imports should cause economic growth to slow to a 2% year-over-year average for 1998.

--------------------------------------------------------------------------------
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

Given all the instability overseas and the impending effects of a slowdown in the U.S. economy, we believe that the Federal Reserve will lower interest rates in 1998, probably sometime in the second half of the year. Long-term interest rates should continue their downward trend, due to lower inflation and lower economic growth. By the end of the year, we may see the yield on the 30-year Treasury bond somewhere between 5.5% and 5.75%.

/s/ Anthony Chan
Anthony Chan, Ph.D.
Managing Director and Chief Economist
Banc One Investment Advisors

--------------------------------------------------------------------------------
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
U.S. Treasury Securities Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                       AMORTIZED
 AMOUNT           SECURITY DESCRIPTION             COST
---------  -----------------------------------  ----------
                        U.S. TREASURY OBLIGATIONS (16.7%):
U.S. Treasury Bills (9.2%):
$  55,000  3/5/98 (b).........................  $   54,484
  150,000  3/26/98............................     148,202
   25,000  6/25/98............................      24,348
  100,000  11/12/98...........................      95,398
                                                ----------
                                                   322,432
                                                ----------
U.S. Treasury Notes (7.5%):
  120,000  5.25%, 7/31/98.....................     119,759
   95,000  6.13%, 8/31/98.....................      95,232
   50,000  5.88%, 10/31/98....................      50,113
                                                ----------
                                                   265,104
                                                ----------
  Total U.S. Treasury Obligations                  587,536
                                                ----------
                            REPURCHASE AGREEMENTS (83.6%):
  175,000  Aubrey G. Lanston & Co., 6.50%,
             1/2/98 (Collateralized by
             $169,891 various U.S. Treasury
             Securities, 5.88% - 6.63%,
             11/15/05 - 2/15/27, market
             value - $179,385)................     175,000
  175,000  Barclays De Zoette Wedd, 6.63%,
             1/2/98 (Collateralized by
             $202,633 various U.S. Treasury
             Securities, 0.00% - 12.38%,
             7/31/98 - 2/15/26, market
             value - $178,501)................     175,000
  160,000  CIBC Wood Gundy, 6.50%, 1/2/98
             (Collateralized by $121,298
             various U.S. Treasury Securities,
             7.25% - 12.00%,
             8/15/13 - 8/15/22, market
             value - $163,604)................     160,000
  299,317  Deutsche Morgan Grenfell, 6.80%,
             1/2/98 (Collateralized by
             $291,824 various U.S. Treasury
             Securities, 0.00% - 12.50%,
             8/15/98 - 5/15/21, market
             value - $305,303)................     299,317
  250,000  Deutsche Morgan Grenfell, 7.30%,
             1/5/98 (Collateralized by
             $243,743 various U.S. Treasury
             Securities, 0.00% - 12.50%,
             8/15/98 - 5/15/21, market
             value - $255,000)................     250,000

PRINCIPAL                                       AMORTIZED
 AMOUNT           SECURITY DESCRIPTION             COST
---------  -----------------------------------  ----------
                         REPURCHASE AGREEMENTS, CONTINUED:
$ 170,000  Donaldson, Lufkin & Jenrette,
             6.50%, 1/2/98 (Collateralized by
             $143,145 various U.S. Treasury
             Securities, 5.63% - 10.38%,
             2/15/99 - 2/15/19, market
             value - $173,400)................  $  170,000
  165,000  Dresdner Securities, 5.00%, 1/2/98
             (Collateralized by $140,996
             various U.S. Treasury Securities,
             6.25% - 8.13%, 8/15/21 - 8/15/25,
             market value - $167,391).........     165,000
  865,000  Goldman Sachs, 6.53%, 1/2/98
             (Collateralized by $799,232
             various U.S. Treasury Securities,
             0.00% - 13.13%,
             1/2/98 - 11/15/27, market
             value - $882,300)................     865,000
  175,000  HSBC Securities, 6.55%, 1/2/98
             (Collateralized by $307,505
             various U.S. Treasury Securities,
             0.00% - 11.75%,
             6/30/02 - 2/15/27, market
             value - $178,504)................     175,000
  175,000  J.P. Morgan Securities, 6.30%,
             1/2/98 (Collateralized by
             $169,587 various U.S. Treasury
             Securities, 5.63% - 7.25%,
             12/31/99 - 8/15/26, market
             value - $178,501)................     175,000
  175,000  Lehman Brothers Holding, Inc.,
             6.40%, 1/2/98 (Collateralized by
             $377,778 various U.S. Treasury
             Securities, 0.00%,
             11/15/98 - 2/15/23, market
             value - $178,503)................     175,000
  160,000  Morgan Stanley, 6.20%, 1/2/98
             (Collateralized by $158,825 U.S.
             Treasury Notes, 6.75% - 7.50%,
             6/30/99 - 11/15/01, market
             value - $163,282)................     160,000
                                                ----------
  Total Repurchase Agreements                    2,944,317
                                                ----------
         Total (Amortized Cost $3,531,853) (a)  $3,531,853
                                                ==========

------------

See notes to financial statements.

--------------------------------------------------------------------------------
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

Percentages indicated are based on net assets of $3,521,750.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

(b) A portion of this security was loaned as of December 31, 1997.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Prime Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                        AMORTIZED
 AMOUNT            SECURITY DESCRIPTION             COST
---------   -----------------------------------  ----------
 CERTIFICATES OF DEPOSIT (3.5%):
 Banking (3.5%):
$ 25,000    Bankers Trust New York Corp.,
              6.11%, 3/25/98...................  $   24,998
  25,000    Bankers Trust New York Corp.,
              6.00%, 7/7/98....................      24,995
  25,000    Bankers Trust New York Corp.,
              5.88%, 7/14/98...................      24,996
  20,000    Bankers Trust New York Corp.,
              5.92%, 7/17/98...................      19,997
  25,000    Bankers Trust New York Corp.,
              5.91%, 8/7/98....................      24,994
                                                 ----------
   Total Certificates of Deposit                    119,980
                                                 ----------
                                  COMMERCIAL PAPER (52.5%):
 Automotive (1.9%):
  40,000    American Honda Finance Corp.,
              5.63%, 1/30/98...................      39,818
  25,000    Mitsubishi Motors Credit of
              America, Inc., 6.38%, 2/25/98....      24,757
                                                 ----------
                                                     64,575
                                                 ----------
 Banking (1.6%):
  25,000    Abbey National North America,
              5.54%, 3/16/98...................      24,716
  20,000    Galicia Funding Corp., 5.75%,
              3/2/98...........................      19,808
  10,000    Garanti Funding Corp., 5.75%,
              5/1/98...........................       9,808
                                                 ----------
                                                     54,332
                                                 ----------
 Computer Software (3.6%):
  18,200    CSC Enterprises, 5.61%, 1/6/98.....      18,186
  19,000    CSC Enterprises, 5.63%, 2/5/98.....      18,896
  25,850    CSC Enterprises, 5.66%, 2/10/98....      25,687
  30,000    CSC Enterprises, 5.70%, 2/12/98....      29,801
  30,000    CSC Enterprises, 5.75%, 3/4/98.....      29,703
                                                 ----------
                                                    122,273
                                                 ----------
 Construction (2.1%):
  27,000    Cemex, SA de CV, 5.56%, 1/8/98.....      26,971
  20,000    Cemex, SA de CV, 5.62%, 1/26/98....      19,922
  15,000    Cemex, SA de CV, 5.62%, 1/29/98....      14,934
  10,000    Cemex, SA de CV, 5.62%, 2/11/98....       9,936
                                                 ----------
                                                     71,763
                                                 ----------
 Consumer Goods & Services (0.7%):
  25,000    Newell Co., 5.60%, 2/3/98..........      24,872
                                                 ----------
 Financial Services (21.0%):
  35,497    Banner Receivables Corp., 6.00%,
              1/12/98..........................      35,432

PRINCIPAL                                        AMORTIZED
 AMOUNT            SECURITY DESCRIPTION             COST
---------   -----------------------------------  ----------
                               COMMERCIAL PAPER, CONTINUED:
 Financial Services, continued:
$ 50,000    Banner Receivables Corp., 5.65%,
              1/23/98..........................  $   49,828
  40,000    Banner Receivables Corp., 6.20%,
              1/26/98..........................      39,828
  29,795    Banner Receivables Corp., 6.04%,
              2/17/98..........................      29,560
  25,000    Broadway Capital, 6.20%, 1/23/98...      24,905
  32,450    Broadway Capital, 6.02%, 1/27/98...      32,309
  30,371    Broadway Capital, 6.20%, 2/4/98....      30,193
   9,300    Broadway Capital, 6.15%, 2/17/98...       9,225
  40,000    Broadway Capital, 6.20%, 2/18/98...      39,669
  25,000    Broadway Capital, 6.05%, 2/20/98...      24,790
  30,000    CXC, Inc., 5.55%, 1/14/98..........      29,940
  42,000    CXC, Inc., 5.63%, 2/4/98...........      41,777
  13,160    Gotham Funding Corp., 6.35%,
              1/5/98...........................      13,151
  20,000    Gotham Funding Corp., 6.34%,
              1/8/98...........................      19,975
  26,473    Gotham Funding Corp., 6.20%,
              1/30/98..........................      26,340
  13,595    Gotham Funding Corp., 6.28%,
              2/2/98...........................      13,519
  25,000    Gotham Funding Corp., 6.33%,
              2/11/98..........................      24,820
  20,337    Gotham Funding Corp., 6.05%,
              2/17/98..........................      20,176
  40,000    Gotham Funding Corp., 6.25%,
              2/24/98..........................      39,625
  50,000    Kitty Hawk Funding Corp., 5.78%,
              3/17/98..........................      49,398
  38,639    Old Line Funding Corp., 6.07%,
              2/5/98...........................      38,411
  14,155    Old Line Funding Corp., 5.82%,
              2/20/98..........................      14,041
  20,000    Variable Funding Capital Corp.,
              5.88%, 1/27/98...................      19,915
  44,085    Variable Funding Capital Corp.,
              5.77%, 3/19/98...................      43,541
                                                 ----------
                                                    710,368
                                                 ----------
 Gas & Electric Utility (5.5%):
  24,582    AES Shady Point, Inc., 5.62%,
              1/16/98..........................      24,524
  20,000    AES Shady Point, Inc., 5.69%,
              1/22/98..........................      19,934
  46,918    Cogentrix of Richmond, Inc., 5.85%,
              1/13/98..........................      46,827
  19,418    Cogentrix of Richmond, Inc., 5.90%,
              1/15/98..........................      19,373
  29,406    Cogentrix of Richmond, Inc., 5.90%,
              1/16/98..........................      29,334

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Prime Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                        AMORTIZED
 AMOUNT            SECURITY DESCRIPTION             COST
---------   -----------------------------------  ----------
                               COMMERCIAL PAPER, CONTINUED:
 Gas & Electric Utility, continued:
$ 25,000    National Rural Utilities Finance
              Corp., 5.54%, 2/12/98............  $   24,838
  20,000    National Rural Utilities Finance
              Corp., 5.54%, 2/17/98............      19,855
                                                 ----------
                                                    184,685
                                                 ----------
 Industrial Goods & Services (0.8%):
  28,700    Hosokawa Micron International,
              Inc., 6.25%, 1/26/98.............      28,575
                                                 ----------
 Insurance (3.4%):
  40,000    Safeco Credit Co., 5.67%, 2/2/98...      39,799
  50,000    Safeco Credit Co., 5.85%,
              2/23/98..........................      49,569
  25,000    Safeco Credit Co., 5.76%,
              3/11/98..........................      24,724
                                                 ----------
                                                    114,092
                                                 ----------
 Office Equipment & Services (1.6%):
  26,000    Xerox Mexicana SA de CV, 5.66%,
              1/15/98..........................      25,943
  27,097    Xerox Mexicana SA de CV, 5.80%,
              2/9/98...........................      26,927
                                                 ----------
                                                     52,870
                                                 ----------
 Oil & Gas Exploration (2.7%):
  27,000    Pemex Capital, Inc., 5.70%,
              4/9/98...........................      26,581
  25,000    Pemex Capital, Inc., 5.70%,
              4/22/98..........................      24,561
  10,000    Petroleo Brasileiro SA, Series C,
              5.55%, 3/18/98...................       9,883
  30,000    Petroleo Brasileiro SA, Series C,
              5.54%, 3/27/98...................      29,607
                                                 ----------
                                                     90,632
                                                 ----------
 Pharmaceuticals (1.8%):
  23,000    Akzo Nobel, Inc., 5.55%, 2/24/98...      22,809
  20,000    Akzo Nobel, Inc., 5.67%, 3/20/98...      19,754
  20,000    Akzo Nobel, Inc., 5.67%, 3/23/98...      19,745
                                                 ----------
                                                     62,308
                                                 ----------
 Real Estate (4.3%):
  50,000    75 State Street Capital Corp.,
              5.90%, 1/21/98...................      49,836
  50,000    Countrywide Home Loans, 6.70%,
              1/5/98...........................      49,962
  46,300    Countrywide Home Loans, 6.15%,
              1/29/98..........................      46,079
                                                 ----------
                                                    145,877
                                                 ----------
 Retail (1.5%):
  11,950    Sotheby's, Inc., 5.93%, 1/21/98....      11,911
  10,000    Sotheby's, Inc., 6.00%, 1/26/98....       9,958

PRINCIPAL                                        AMORTIZED
 AMOUNT            SECURITY DESCRIPTION             COST
---------   -----------------------------------  ----------
                               COMMERCIAL PAPER, CONTINUED:
 Retail, continued:
$ 30,000    Sotheby's, Inc., 6.00%, 1/28/98....  $   29,865
                                                 ----------
                                                     51,734
                                                 ----------
  Total Commercial Paper                          1,778,956
                                                 ----------
 CORPORATE NOTES & BONDS (4.7%):
 Banking (1.5%):
  25,000    Abbey National, 5.88%, 12/22/98....      24,987
  25,000    PNC Bank N.A., 6.05%, 5/28/98......      24,991
                                                 ----------
                                                     49,978
                                                 ----------
 Brokerage Services (1.2%):
  25,000    Bear Stearns Co., Inc., 6.30%,
              4/16/98..........................      25,000
  15,000    Credit Suisse First Boston, 6.12%,
              3/31/98..........................      14,996
                                                 ----------
                                                     39,996
                                                 ----------
 Computer Hardware (2.0%):
  43,500    IBM Credit Corp., 5.75%, 1/20/98...      43,499
  25,000    IBM Credit Corp., 6.07%, 5/19/98...      25,000
                                                 ----------
                                                     68,499
                                                 ----------
  Total Corporate Notes & Bonds                     158,473
                                                 ----------
 FUNDING AGREEMENTS (9.8%):
  50,000    Allstate Life Insurance Co., 5.86%,
              8/31/98*.........................      50,000
 160,000    General American Life Insurance
              Co., 5.89%, 2/19/98*.............     160,000
  60,000    Peoples Security Life Insurance
              Co., 5.85%, 9/1/98*..............      60,000
  35,000    Providian Life & Health Insurance
              Co., 6.01%, 9/1/98*..............      35,000
  25,000    Providian Life & Health Insurance
              Co., 6.01%, 11/1/98*.............      25,000
                                                 ----------
  Total Funding Agreements                          330,000
                                                 ----------
 U.S. GOVERNMENT AGENCY SECURITIES (1.5%):
 Student Loan Marketing Assoc. (1.5%):
  50,000    5.62%, 9/28/98*....................      50,000
                                                 ----------
  Total U.S. Government Agency Securities            50,000
                                                 ----------
 YANKEE & EURODOLLAR (16.0%):
 Banking (16.0%):
  40,000    ABN Amro Bank NV, 6.27%, 4/17/98...      39,997
  50,000    Bank of Nova Scotia, 5.89%,
              12/15/98.........................      50,005

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Prime Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                        AMORTIZED
 AMOUNT            SECURITY DESCRIPTION             COST
---------   -----------------------------------  ----------
 YANKEE & EURODOLLAR, CONTINUED:
 Banking, continued:
$ 50,000    Bank of Nova Scotia - SCIOTABANK,
              5.95%, 6/30/98...................  $   49,986
  25,000    Bayerische Landesbank, 5.81%,
              12/17/98.........................      24,984
  30,000    Bayerische Verinsbank AG, 5.70%,
              10/6/98..........................      29,987
  25,000    Canadian Imperial Bank of Commerce,
              5.94%, 10/21/98..................      24,988
  22,000    Deutsche Bank A.G., 6.20%,
              4/8/98...........................      22,005
  23,500    Dresdner Bank A.G., 5.85%,
              2/13/98..........................      23,500
  25,000    National Australia Bank, 5.74%,
              10/13/98.........................      24,991
  12,000    Rabobank Nederland, 5.75%,
              2/3/98...........................      11,997
  12,000    Rabobank Nederland, 5.53%,
              4/1/98...........................      11,834
  25,000    Royal Bank of Canada, 6.08%,
              5/20/98..........................      24,997
  25,000    Royal Bank of Canada, 6.05%,
              6/8/98...........................      24,995
  25,000    Societe Generale, 5.85%, 3/3/98....      24,999
  25,000    Societe Generale, 6.18%, 5/6/98....      24,998
  26,000    Societe Generale, 5.86%, 7/21/98...      25,981
  25,000    Societe Generale, 5.97%, 9/15/98...      24,992
  25,000    Societe Generale, 5.88%,
              12/16/98.........................      24,993
  25,000    Swiss Bank Corp., 5.90%, 8/28/98...      24,992
  25,000    Swiss Bank Corp., 5.83%,
              12/16/98.........................      24,984
                                                 ----------
  Total Yankee & Eurodollar                         540,205
                                                 ----------

PRINCIPAL                                        AMORTIZED
 AMOUNT            SECURITY DESCRIPTION             COST
---------   -----------------------------------  ----------
 REPURCHASE AGREEMENTS (11.9%):
$ 67,114    Lehman Brothers Holdings, Inc.,
              5.90%, 1/2/98 (Collateralized by
              $265,245 various U.S. Government
              Agency Securities, 0.00%,
              6/25/12 - 11/29/19, market
              value - $68,457).................  $   67,114
 175,000    Lehman Brothers Holdings, Inc.,
              6.50%, 1/2/98 (Collateralized by
              $586,050 various U.S. Government
              Agency Securities, 0.00%,
              5/15/98 - 2/15/27, market
              value - $178,503)................     175,000
 160,000    Prudential Securities, Inc., 6.80%,
              1/20/98 (collateralized by
              $245,566 various U.S. Government
              Agency Securities, 0.00% - 9.00%,
              2/28/98 - 12/18/27, market
              value - $164,513)................     160,000
                                                 ----------
  Total Repurchase Agreements                       402,114
                                                 ----------
Total (Amortized Cost $3,379,728) (a)            $3,379,728
                                                 ==========

------------

Percentages indicated are based on net assets of $3,384,126.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

 * Variable rate securities. The interest rate, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at December 31, 1997.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                         AMORTIZED
 AMOUNT             SECURITY DESCRIPTION            COST
---------   ------------------------------------  ---------
                                 DAILY DEMAND NOTES (8.6%):
Alabama (1.2%):
 $ 4,100    Phenix City, IDR for Mead, AMT,
              5.10%, 3/1/31, LOC: Bayerische
              Landesbank*.......................  $  4,100
   3,000    Phenix City, IDR for Mead, Series
              93-A, AMT, 5.10%, 6/1/28, LOC:
              Toronto Dominion Bank*............     3,000
                                                  --------
                                                     7,100
                                                  --------
Illinois (0.6%):
   3,400    Health Facilities Authority Revenue,
              Central Dupage - Healthcorp
              Project, 5.10%, 11/1/20, LOC:
              Rabobank*.........................     3,400
                                                  --------
Michigan (1.4%):
   5,700    Township Economic Development Corp.,
              Mead Escanaba Paper, 5.00%,
              11/1/16, LOC: Swiss Bank*.........     5,700
   2,600    University of Michigan, Hospital
              Revenues, Series 92A, 5.10%,
              12/1/19*..........................     2,600
                                                  --------
                                                     8,300
                                                  --------
Missouri (0.3%):
   2,000    Development Finance Board, Union
              Station Project, 1997 B, 4.50%,
              12/1/03, LOC: CIBC*...............     2,000
                                                  --------
Ohio (0.6%):
     800    State Air Quality Development
              Authority, Cincinnati Gas &
              Electric, 4.50%, 12/1/15, LOC:
              J.P. Morgan*......................       800
   1,600    State Air Quality Development
              Authority, Cincinnati Gas &
              Electric, 4.50%, 12/1/15, LOC:
              Union Bank of Switzerland*........     1,600
   1,000    Twinsburg Ohio, IDR, United
              Stationers Project, AMT, 5.35%,
              12/1/11, LOC: PNC Bank*...........     1,000
                                                  --------
                                                     3,400
                                                  --------
Oregon (0.4%):
   2,500    Port of Portland, PCR, Reynolds
              Metals, 5.00%, 12/1/09, LOC: Bank
              of Nova Scotia*...................     2,500
                                                  --------
Texas (2.5%):
  11,400    Matagorda County, IDR, Houston Light
              & Power, 4.95%, 11/1/28, AMBAC....    11,400
   3,500    North Central Health Facility
              Development Corp. Revenue,
              Presbyterian Medical Center,
              Series D, 5.00%, 12/1/15, MBIA*...     3,500
                                                  --------
                                                    14,900
                                                  --------

PRINCIPAL                                         AMORTIZED
 AMOUNT             SECURITY DESCRIPTION            COST
---------   ------------------------------------  ---------
                             DAILY DEMAND NOTES, CONTINUED:
Washington (0.6%):
 $ 1,250    Health Care Facilities, Fred
              Hutchinson, Series A, 5.10%,
              1/1/18, LOC: Morgan Guaranty*.....  $  1,250
   2,110    Health Care Facilities, Fred
              Hutchinson, Series B, 5.10%,
              1/1/18, LOC: Morgan Guaranty*.....     2,110
                                                  --------
                                                     3,360
                                                  --------
Wyoming (1.0%):
   6,200    Sublette County, PCR, 5.10%, 7/1/17,
              GTY: Exxon*.......................     6,200
                                                  --------
  Total Daily Demand Notes                          51,160
                                                  --------
MONTHLY DEMAND NOTES (2.5%):
Indiana (2.5%):
  14,800    Gary Environmental Improvement
              Revenue, U.S. Steel Corp. Project,
              4.05%, 7/15/02, LOC: Bank of Nova
              Scotia*...........................    14,800
                                                  --------
  Total Monthly Demand Notes                        14,800
                                                  --------
MUNICIPAL NOTES (16.6%):
California (2.5%):
  15,000    State Revenue Anticipation Notes,
              4.50%, 6/30/98....................    15,048
                                                  --------
Colorado (1.7%):
  10,000    State General Fund, Series A, 4.50%,
              6/26/98...........................    10,031
                                                  --------
Idaho (0.4%):
   2,500    State Transportation, GO, 4.63%,
              6/30/98...........................     2,509
                                                  --------
Michigan (3.4%):
  20,000    State Note, GO, 4.50%, 9/30/98......    20,108
                                                  --------
New Mexico (1.7%):
  10,000    State Tax & Revenue Anticipation
              Notes, 4.50%, 6/30/98.............    10,031
                                                  --------
Texas (1.7%):
  10,000    State Tax & Revenue Anticipation
              Notes, Series 97A, 4.75%,
              8/31/98...........................    10,058
                                                  --------
Wisconsin (5.2%):
  11,405    Green Bay, Area Public School
              District, 3.84%, 2/2/98...........    11,405
  20,000    State Operating Notes, 4.50%,
              6/15/98...........................    20,059
                                                  --------
                                                    31,464
                                                  --------
  Total Municipal Notes                             99,249
                                                  --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                         AMORTIZED
 AMOUNT             SECURITY DESCRIPTION            COST
---------   ------------------------------------  ---------
PUT BONDS (3.9%):
Arizona (1.0%):
 $ 6,000    Cochise County, PCR, Arizona
              Electric Power Corp., Series A,
              AMT, 3.50%, 9/1/24................  $  6,000
                                                  --------
Missouri (0.7%):
   4,175    State Environmental Improvement &
              Energy, Union Electric Co., Series
              B, 3.95%, 6/1/14, LOC: Union Bank
              of Switzerland....................     4,175
                                                  --------
North Dakota (0.4%):
   2,100    Mercer County, Solid Waste Disposal
              Revenue, National Rural Utility
              Power Project, Series U, 3.80%,
              12/1/18...........................     2,100
                                                  --------
Ohio (1.8%):
  11,000    Housing Finance Agency, Series 1997
              A-2, AMT, 3.65%, 3/2/98, GIC:
              AIG...............................    11,000
                                                  --------
  Total Put Bonds                                   23,275
                                                  --------
TAX FREE COMMERCIAL PAPER (8.0%):
Alabama (2.4%):
   5,000    Phenix IDR, Mead Paper, AMT, 3.75%,
              1/26/98, LOC: ABN AMRO............     5,000
   5,000    Phenix IDR, Mead Paper, AMT, 3.75%,
              1/28/98, LOC: ABN AMRO............     5,000
   4,000    Phenix IDR, Mead Paper, AMT, 3.80%,
              2/2/98, LOC: ABN AMRO.............     4,000
                                                  --------
                                                    14,000
                                                  --------
Arizona (0.3%):
   2,000    Mesa Municipal Development Corp.,
              3.70%, 1/15/98, LOC: West Deutsche
              Landesbank........................     2,000
                                                  --------
Michigan (1.3%):
   7,500    State Builders Authority Revenue,
              3.75%, 3/2/98, LOC: CIBC..........     7,500
                                                  --------
Ohio (1.4%):
   5,100    Air Quality Development Authority,
              CEI, 3.80%, 1/14/98, FGIC.........     5,100
   3,500    Water Development Authority, CEI,
              3.75%, 2/2/98, FGIC...............     3,500
                                                  --------
                                                     8,600
                                                  --------
Pennsylvania (1.0%):
   6,100    Delaware IDR, Philadelphia Electric,
              3.70%, 1/21/98, FGIC..............     6,100
                                                  --------
Texas (0.8%):
   5,000    Brazos River Utilities, AMT, 3.80%,
              2/6/98, LOC: Union Bank of
              Switzerland.......................     5,000
                                                  --------

PRINCIPAL                                         AMORTIZED
 AMOUNT             SECURITY DESCRIPTION            COST
---------   ------------------------------------  ---------
                      TAX FREE COMMERCIAL PAPER, CONTINUED:
West Virginia (0.8%):
 $ 4,500    State Public Authority Energy
              Revenue, Morgantown Assoc.
              Project, AMT, 3.90%, 2/9/98, LOC:
              Swiss Bank........................  $  4,500
                                                  --------
  Total Tax Free Commercial Paper ..............    47,700
                                                  --------
WEEKLY DEMAND NOTES (60.1%):
Alaska (1.0%):
   5,900    Anchorage, Higher Education Revenue,
              Alaska Pacific University, 3.75%,
              7/1/17, LOC: Seattle-First
              National Bank*....................     5,900
                                                  --------
Arkansas (1.8%):
   8,100    Clark County, Solid Waste Disposal
              Revenue, Reynolds Metals Co.
              Project, AMT, 3.95%, 8/1/22, LOC:
              Trust Co. Bank*...................     8,100
   2,900    Clark County, Solid Waste Disposal,
              AMT, 3.95%, 8/1/22, LOC: SunTrust
              Bank..............................     2,900
                                                  --------
                                                    11,000
                                                  --------
Colorado (1.9%):
   3,000    Housing Finance Authority, Pool I,
              Series B, Coventry Village, 3.85%,
              10/15/16, FNMA*...................     3,000
   2,500    Student Obligation Bond Authority,
              90-A, AMT, 3.75%, 9/1/24, SLMA*...     2,500
   5,600    Student Obligation Bond Authority,
              AMT, 3.75%, 7/1/20, SLMA*.........     5,600
                                                  --------
                                                    11,100
                                                  --------
District of Columbia (1.6%):
   9,705    Metro Washington DC Airports,
              Authority Trust Receipts, 4.30%,
              10/1/16, LIQ: Societe Generale*...     9,705
                                                  --------
Florida (1.7%):
  10,000    State Housing Finance Authority,
              Woodlands Apt. Project 85S, 3.65%,
              12/1/17, LOC: Citibank*...........    10,000
                                                  --------
Georgia (5.3%):
  13,000    De Kalb Private Hospital Authority
              Revenue, Egleston Children's
              Hospital, Series A, 3.70%, 3/1/24,
              LOC: SunTrust Bank*...............    13,000
   3,735    Gwinnett County Housing Authority,
              Herrington Woods Apts., Series
              96A, AMT, 4.31%, 9/15/26, LOC:
              KeyBank*..........................     3,735

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                         AMORTIZED
 AMOUNT             SECURITY DESCRIPTION            COST
---------   ------------------------------------  ---------
                            WEEKLY DEMAND NOTES, CONTINUED:
                                        Georgia, continued:
 $15,000    Municipal Electric Authority, 3.85%,
              1/1/26, LOC: ABN-AMRO*............  $ 15,000
                                                  --------
                                                    31,735
                                                  --------
Illinois (8.1%):
  11,300    Chicago O'Hare International Airport
              Revenue, Second Lien, Series B,
              AMT, 3.75%, 1/1/18, LOC: Societe
              Generale*.........................    11,300
   3,700    Development Authority, Presbyterian
              Home Lake Forrest Place Project,
              4.00%, 9/1/31, LOC: LaSalle
              National Bank*....................     3,700
   5,200    Development Finance Authority
              Revenue, Aurora Central Catholic
              High School, 4.00%, 4/1/24, LOC:
              Northern Trust*...................     5,200
   4,500    Development Finance Authority
              Revenue, Roosevelt University
              Project, 4.00%, 4/1/25, LOC:
              American National Bank*...........     4,500
   5,900    Development Finance Authority
              Revenue, Special Facility, Little
              City Foundation, 4.00%, 2/1/19,
              LOC: LaSalle National Bank*.......     5,900
   1,625    Development Finance Authority
              Revenue, St. Paul's House Project,
              4.00%, 2/1/25, LOC: LaSalle
              National Bank*....................     1,625
   3,000    Health Facilities Authority Revenue,
              Washington & Jane Smith Home,
              3.85%, 7/1/26,
              LOC: Comerica Bank*...............     3,000
   7,640    Jacksonville Industrial Project
              Revenue, AGI, Inc. Project, AMT,
              4.25%, 2/1/26, LOC: Bank of
              America*..........................     7,640
   1,230    Lombard IDR, Chicago Roll Co.
              Project, 4.45%, 2/1/10, LOC:
              American National Bank*...........     1,230
   2,000    Orland Hills, Multi-Family Mortgage
              Revenue, 88th Avenue Project,
              4.00%, 12/1/04, LOC: LaSalle
              National Bank*....................     2,000
   2,500    Regional Transportation Authority
              Trust Receipts, 4.25%, 6/1/25,
              LIQ: Societe Generale*............     2,500
                                                  --------
                                                    48,595
                                                  --------

PRINCIPAL                                         AMORTIZED
 AMOUNT             SECURITY DESCRIPTION            COST
---------   ------------------------------------  ---------
                            WEEKLY DEMAND NOTES, CONTINUED:
Indiana (8.0%):
 $ 2,300    Health Facility Financing Authority
              Revenue, Capital Access Designated
              Pool, 3.75%, 12/1/02, LOC:
              Comerica Bank*....................  $  2,300
  14,600    Health Facility Financing Authority,
              Rehabilitation Hospital, Inc.,
              3.70%, 11/1/20, LOC: National Bank
              of Detroit*.......................    14,600
   5,400    Hospital Equipment Financing
              Authority, Revenue Insured, Series
              A, 3.75%, 12/1/15, MBIA...........     5,400
   5,600    Indianapolis Economic Development
              Revenue, Children's Museum
              Project, 4.15%, 10/1/25, LOC:
              National Bank of Detroit*.........     5,600
   3,450    Jasper Economic Development Revenue,
              Best Chairs, Inc. Project, AMT,
              4.40%, 3/1/19, LOC: PNC Bank*.....     3,450
  16,200    Rockport, PCR, Indiana & Michigan
              Electric Co., Series A, 3.85%,
              8/1/14, LOC: Swiss Bank*..........    16,200
                                                  --------
                                                    47,550
                                                  --------
Kentucky (0.6%):
   3,500    Mayfield, League of Cities Lease
              Finance Program 96, 3.90%, 7/1/26,
              LOC: PNC Bank*....................     3,500
                                                  --------
Michigan (5.9%):
  19,500    Higher Education Student Loan,
              Series B, AMT, 3.75%, 10/1/13,
              AMBAC*............................    19,500
   1,560    State Strategic Fund, Limited
              Obligation, Wayne Disposal Oakland
              Project, AMT, 4.00%, 3/1/05, LOC:
              Credit Suisse-First Boston*.......     1,560
  13,940    Wayne County Airport Revenue
              (Detroit Airport), Series B, AMT,
              3.75%, 12/1/16, LOC: Bayerische
              Landesbank*.......................    13,940
                                                  --------
                                                    35,000
                                                  --------
Nevada (6.5%):
  11,200    Clark County, IDR, Nevada Power Co.
              Project, Series A, 3.95%, 10/1/30,
              LOC: Barclays Bank*...............    11,200
   5,000    Clark County, Limited Tax GO, 1996
              Las Vegas Convention Trust
              Receipts, 4.25%, 7/1/26, FSA, LIQ:
              Societe Generale*.................     5,000

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                         AMORTIZED
 AMOUNT             SECURITY DESCRIPTION            COST
---------   ------------------------------------  ---------
                            WEEKLY DEMAND NOTES, CONTINUED:
                                         Nevada, continued:
 $ 2,215    Clark County, PCR, Nevada Power Co.
              Project, Series C, 3.85%, 10/1/30,
              LOC: Barclays Bank*...............  $  2,215
   9,300    Lancaster County, Hospital
              Authority, Bryan Memorial
              Hospital, 3.65%, 6/1/12, MBIA*....     9,300
  11,000    Municipal Securities Trust Receipts,
              SGB 31, GO, 4.25%, 3/1/23, LIQ:
              Societe Generale*.................    11,000
                                                  --------
                                                    38,715
                                                  --------
Ohio (4.5%):
   3,500    Franklin County Hospital Revenue,
              Holy Cross Health Systems, 4.15%,
              6/1/16, LIQ: Morgan Guaranty*.....     3,500
   7,900    State Air Quality Development
              Authority Revenue, JMG Funding
              Ltd. Partnership, Series A, AMT,
              3.90%, 4/1/28, LOC: Societe
              Generale*.........................     7,900
   5,300    State Air Quality Development
              Authority, JMG Funding Ltd.
              Partnership, AMT, 3.90%, 4/1/29,
              LOC: Societe Generale*............     5,300
   2,800    State Air Quality Development
              Revenue Bond, Timken Co. Project,
              AMT, 3.70%, 6/1/01, LOC: Credit
              Suisse*...........................     2,800
   5,500    State Water Development Authority
              Revenue, Timken Co. Project,
              3.70%, 5/1/7, LOC: Wachovia
              Bank*.............................     5,500
   2,000    State Water Development Authority,
              Timken Co. Project, 3.70%, 6/1/01,
              LOC: Credit Suisse*...............     2,000
                                                  --------
                                                    27,000
                                                  --------
Pennsylvania (1.7%):
  10,115    New Castle Area Jameson Hospital,
              3.85%, 7/1/26, FSA*...............    10,115
                                                  --------
South Carolina (0.3%):
   1,700    Cherokee County, Industrial Revenue,
              Oshkosh Truck Corp. Project, AMT,
              4.20%, 8/1/19, LOC: Bank of Nova
              Scotia*...........................     1,700
                                                  --------
Tennessee (0.6%):
   3,800    Oak Ridge Industrial Development
              Board, Economic Development
              Revenue, Limited Obligation,
              3.90%, 5/1/09, LOC: ABN AMRO*.....     3,800
                                                  --------

PRINCIPAL                                         AMORTIZED
 AMOUNT             SECURITY DESCRIPTION            COST
---------   ------------------------------------  ---------
                            WEEKLY DEMAND NOTES, CONTINUED:
Texas (6.5%):
 $14,100    Capital Health Facilities
              Development Corp., Island on Lake
              Travis Ltd. Project, AMT, 3.75%,
              12/1/16, LOC: Credit Suisse*......  $ 14,100
   4,000    Lower Colorado River Authority,
              Texas Electricity Revenue, 3.65%,
              1/1/13, MBIA*.....................     4,000
  12,000    Panhandle Plains Higher Education
              Inc., Student Loan Revenue, Series
              A, AMT, 3.75%, 6/1/21, SLMA*......    12,000
   8,400    Panhandle Plains Higher Education
              Inc., Student Loan Revenue, Series
              A, AMT, 3.75%, 6/1/23, SLMA*......     8,400
                                                  --------
                                                    38,500
                                                  --------
Utah (1.9%):
   1,200    Salt Lake City Airport Revenue, Sub-
              Series A, AMT, 3.75%, 6/1/98, LOC:
              Credit Suisse*....................     1,200
  10,000    University Revenues , Auxiliary &
              Campus Facilities, Series A,
              3.85%, 4/1/27, LOC: Bank of Nova
              Scotia*...........................    10,000
                                                  --------
                                                    11,200
                                                  --------
Washington (1.1%):
   3,925    Pierce County, NN Baking Co., AMT,
              4.30%, 7/1/03, LOC: U.S. Bank of
              Washington*.......................     3,925
   2,500    State GO, Municipal Securities,
              Trust Receipts, 4.25%, 7/1/16,
              LIQ: Societe Generale*............     2,500
                                                  --------
                                                     6,425
                                                  --------
West Virginia (1.1%):
   2,300    Marion County Community Solid Waste
              Disposal Facility Revenue, Grant
              Town, AMT, 3.80%, 10/1/17, LOC:
              National Westminister*............     2,300
   4,500    Marion County, Community Solid Waste
              Disposal Facility Revenue, Grant
              Town, AMT, 3.75%, 10/1/17, LOC:
              National Westminister*............     4,500
                                                  --------
                                                     6,800
                                                  --------
  Total Weekly Demand Notes                        358,340
                                                  --------
Total (Amortized Cost $594,524) (a)               $594,524
                                                  ========

------------
Percentages indicated are based on net assets of $596,488.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

 * Variable rate securities having liquidity agreements. The interest rate, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at December 31, 1997.

AMBAC  Insured by AMBAC Indemnity Corp.
AMT    Alternative Minimum Tax Paper
FGIC   Insured by Financial Guaranty Insurance Corp.
FSA    Insured by Financial Security Assurance
GIC    Guaranteed Investment Contract
GO     General Obligation
GTY    Guaranty
FNMA   Federal National Mortgage Association
IDR    Industrial Development Revenue
LIQ    Liquidity Agreement
LOC    Letter of Credit
MBIA   Insured by Municipal Bond Insurance Association
PCR    Pollution Control Revenue
SLMA   Student Loan Marketing Association

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Ohio Municipal Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                        AMORTIZED
 AMOUNT            SECURITY DESCRIPTION            COST
---------   -----------------------------------  ---------
                               ANTICIPATION NOTES (24.8%):
Ohio (22.2%):
 $2,000     Butler County ,GO, Sewer System,
              BAN, 4.29%, 8/6/98...............   $ 2,004
    675     Butler County, BAN, GO, 4.10%,
              3/20/98..........................       676
    500     Chagrin Falls School District, BAN,
              4.50%, 2/10/98...................       500
  1,000     Dublin City School District Notes,
              GO, 4.33%, 5/13/98...............     1,001
  2,090     Kent City Service Center, BAN,
              4.50%, 4/9/98....................     2,092
  1,000     Lucas County Metro Sewer & Water,
              GO, 4.11%, 10/21/98,.............     1,002
  2,000     Northwest School District, 4.84%,
              6/17/98..........................     2,009
  1,000     Ontario Village Board, 4.20%,
              12/23/98.........................     1,002
  2,175     Pickerington, Limited Tax GO, BAN,
              4.13%, 6/26/98...................     2,178
  2,800     Summit County, GO, Series A, 4.5%,
              6/4/98...........................     2,807
    600     Union County, Limited Tax GO, BAN,
              4.17%, 6/25/98...................       601
  2,000     University of Cincinnati, General
              Receipts, BAN, 4.04%, 3/19/98....     2,001
  1,500     University of Cincinnati, General
              Receipts, BAN, 4.25%, 3/19/98....     1,502
  2,250     Westlake City School District
              Library Improvements, 4.39%,
              6/10/98..........................     2,256
                                                  -------
                                                   21,631
                                                  -------
Puerto Rico (2.6%):
  2,500     Puerto Rico Commonwealth Tax &
              Revenue, Series A, 4.50%,
              7/30/98..........................     2,511
                                                  -------
  Total Anticipation Notes                         24,142
                                                  -------
                                DAILY DEMAND NOTES (3.9%):
Ohio (3.9%):
    200     Paulding, Solid Waste, Lafarge
              Corp., AMT, 5.00%, 8/1/26, LOC:
              Royal Bank of Canada*............       200
  1,200     State Air Quality Development
              Authority, Cincinnati Gas &
              Electric, 4.50%, 12/1/15,
              LOC: J.P. Morgan*................     1,200
    700     State Air Quality Development
              Authority, Cincinnati Gas &
              Electric Series A, 5.00%, 9/1/30,
              LOC: ABN AMRO*...................       700
  1,700     Twinsburg, IDR, United Stationers
              Project, AMT, 5.35%, 12/1/11,
              LOC: PNC Bank*...................     1,700
                                                  -------
  Total Daily Demand Notes                          3,800
                                                  -------

PRINCIPAL                                        AMORTIZED
 AMOUNT            SECURITY DESCRIPTION            COST
---------   -----------------------------------  ---------
                              MONTHLY DEMAND NOTES (5.0%):
Ohio (5.0%):
 $4,900     Housing Finance Agency, Kenwood
              Retirement Project, 3.80%,
              12/1/15, LOC: Morgan Guaranty*...   $ 4,900
                                                  -------
  Total Monthly Demand Notes                        4,900
                                                  -------
                                   MUNICIPAL BONDS (0.9%):
Ohio (0.9%):
    830     State Infrastructure, Series R,
              4.00%, 8/1/98....................       832
                                                  -------
  Total Municipal Bonds                               832
                                                  -------
                                          PUT BOND (4.1%):
Ohio (4.1%):
  4,000     Housing Finance Agency, Series 1997
              A-2, AMT, 3.65%, 3/2/98,
              GIC: AIG.........................     4,000
                                                  -------
  Total Put Bond                                    4,000
                                                  -------
                         TAX FREE COMMERCIAL PAPER (4.1%):
Ohio (4.1%):
  2,000     Air Quality Development Authority
              Revenue, Cleveland Electric
              Illuminating Co., 3.75%, 3/5/98,
              FGIC.............................     2,000
  2,000     Air Quality Development Authority
              Revenue, Cleveland Electric
              Illuminating Co., 3.80%, 1/5/98,
              FGIC.............................     2,000
                                                  -------
  Total Tax Free Commercial Paper                   4,000
                                                  -------
                              WEEKLY DEMAND NOTES (60.0%):
Ohio (60.0%):
  1,000     Butler County, Meadow Ridge
              Apartments, AMT, 4.00%, 11/15/30,
              FNMA*............................     1,000
  2,000     Butler County, Middletown Hospital
              Facilities, 4.10%, 11/1/17, LOC:
              Star Bank, N.A.*.................     2,000
  4,000     Cleveland Airport System, Series D,
              3.75%, 1/1/27, LOC: Toronto
              Dominion Bank*...................     4,000
  1,000     Cuyahoga County, Hospital Revenue,
              Cleveland Clinic Foundation,
              Series A, 3.60%, 1/1/26, LOC:
              Morgan Guaranty*.................     1,000
    300     Cuyahoga County, IDR, Allen Group,
              Inc., 3.75%, 4/1/12, LOC:
              Dresdner Bank*...................       300

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Ohio Municipal Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                        AMORTIZED
 AMOUNT            SECURITY DESCRIPTION            COST
---------   -----------------------------------  ---------
                           WEEKLY DEMAND NOTES, CONTINUED:
                                          Ohio, continued:
 $1,600     Cuyahoga County, IDR, Allen Group,
              Inc., 3.60%, 12/1/15, LOC: Union
              Bank of Switzerland*.............   $ 1,600
  1,500     Franklin County, Hospital Revenue,
              Lutheran City, Inc. Project,
              4.15%, 5/1/15, LOC: National Bank
              of Detroit*......................     1,500
  1,300     Franklin County, Inland Products,
              Inc., 4.15%, 6/1/04, LOC: PNC
              Bank*............................     1,300
  2,000     Franklin County, Multifamily
              Housing Revenue, Stonebridge
              Apartments, AMT, 4.40%, 6/1/27,
              LOC: Star Bank, N.A.*............     2,000
  2,000     Geauga County, IDR, General Signal
              Corp., 4.20%, 4/1/04, LOC:
              Wachovia Bank*...................     2,000
  3,325     Hamilton County, Health Alliance of
              Cincinnati, Series B, 3.70%,
              1/1/18, MBIA*....................     3,325
  2,000     Hamilton County, Hospital
              Facilities Revenue, Bethesda
              Hospital, 4.00%, 2/15/24, LOC:
              Rabobank Nederland*..............     2,000
  1,500     Hamilton County, Hospital
              Facilities Revenue, Children's
              Hospital Medical Center, 4.10%,
              5/15/17, LOC: PNC Bank*..........     1,500
  1,000     Hamilton County, Hospital
              Facilities Revenue, Health
              Alliance, Series F, 3.70%,
              1/1/18, MBIA*....................     1,000
  3,000     Housing Finance Agency, Spring
              Valley Apartments, AMT, 4.31%,
              12/15/29, LOC: Key Bank*.........     3,000
    500     Montgomery County, Sisters of
              Charity Health Care, 4.15%,
              5/15/25, LIQ: Toronto
              Dominion*........................       500
  1,915     Ohio State University, General
              Receipts, Series B, 4.05%,
              12/1/06, SBPA: National
              Westminister Bank*...............     1,915

PRINCIPAL                                        AMORTIZED
 AMOUNT            SECURITY DESCRIPTION            COST
---------   -----------------------------------  ---------
                           WEEKLY DEMAND NOTES, CONTINUED:
                                          Ohio, continued:
 $1,000     Ross County, Ohio Hospital
              Facilities, Medical Center
              Project, 4.15%, 12/1/20, LOC:
              Fifth Third Bank*................   $ 1,000
  4,000     Solid Waste Disposal Revenue, USG
              Corp. Project, 3.65%, 8/1/32,
              LOC: Chase Mahattan Bank*........     4,000
  2,000     State Air Quality Development
              Authority, JMG Funding Ltd.
              Partnership, AMT, 3.90%, 4/1/29,
              LOC: Societe Generale*...........     2,000
  2,300     State Air Quality Development
              Authority, JMG Funding Ltd.
              Partnership, Series A, AMT,
              3.90%, 4/1/28, LOC: Societe
              Generale*........................     2,300
  3,000     State Air Quality Development
              Revenue Bond, Timken Co. Project,
              AMT, 3.70%, 6/1/01, LOC: Credit
              Suisse*..........................     3,000
    935     State Higher Educational
              Facilities, Mount Union College,
              4.15%, 9/1/20, LOC: National Bank
              of Detroit*......................       935
  2,000     Student Loan Funding Corp., 3.70%,
              12/29/98, LOC: Bank of
              America*.........................     2,000
  2,000     Student Loan Funding Corp., 3.80%,
              1/1/07, LOC: National
              Westminister Bank*...............     2,000
  2,000     Water Development Authority,
              Cleveland Electric, Series B,
              3.80%, 8/1/20, LOC: First
              National Bank of Chicago*........     2,000
  5,000     Water Development Authority, Philip
              Morris Co. Inc. Project, 3.80%,
              9/1/18*..........................     4,999
  2,000     Water Development Authority, Timken
              Co. Project, 3.70%, 6/1/01, LOC:
              Credit Suisse*...................     2,000
  2,100     Wooster, IDR, Allen Group, Inc.,
              3.90%, 12/1/10, LOC: Union Bank
              of Switzerland*..................     2,100
                                                  -------
  Total Weekly Demand Notes                         58,274
                                                  -------
Total (Amortized Cost $99,948) (a)                $99,948
                                                  =======

------------

Percentages indicated are based on net assets of $97,240.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

 * Variable rate securities having liquidity agreements. The interest rate, which will change periodically, is based an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at December 31, 1997.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Ohio Municipal Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Unaudited)

AMT   Alternative Minimum Tax Paper
BAN   Bond Anticipated Notes
FGIC  Insured by Financial Guaranty Insurance Corp.
FNMA  Insured by Federal National Mortgage Association
GIC   Guaranteed Investment Contract
GO    General Obligation
IDR   Industrial Development Revenue
LIQ   Liquidity Agreement
LOC   Letter of Credit
MBIA  Insured by Municipal Bond Insurance Association
PCR   Pollution Control Revenue
SBPA  Stand by Bond Purchase Agreement

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 1997
(Amounts in Thousands, except per share amounts)
(Unaudited)

                                                U.S. TREASURY                                     OHIO
                                                 SECURITIES                     MUNICIPAL      MUNICIPAL
                                                MONEY MARKET    PRIME MONEY    MONEY MARKET   MONEY MARKET
                                                    FUND        MARKET FUND        FUND           FUND
                                                -------------   ------------   ------------   ------------
ASSETS:
Investments, at amortized cost................   $  587,536      $2,977,614      $594,524       $99,948
Repurchase agreements, at cost................    2,944,317         402,114            --            --
                                                 ----------      ----------      --------       -------
Total.........................................    3,531,853       3,379,728       594,524        99,948
Cash..........................................           --              --            --            19
Interest receivable...........................        5,657          21,323         4,122           687
Prepaid expenses and other assets.............           39              41            33             1
                                                 ----------      ----------      --------       -------
TOTAL ASSETS..................................    3,537,549       3,401,092       598,679       100,655
                                                 ----------      ----------      --------       -------
LIABILITIES:
Cash overdraft................................            3              10           234            --
Dividends payable.............................       14,322          15,171         1,728           285
Payable to brokers for investments
  purchased...................................           --              --            --         3,087
Accrued expenses and other payables:
    Investment advisory fees..................          762             850           129            21
    Administration fees.......................          419             440            79             8
    12b-1 fees................................          173             120            21             8
    Other.....................................          120             375            --             6
                                                 ----------      ----------      --------       -------
TOTAL LIABILITIES.............................       15,799          16,966         2,191         3,415
                                                 ----------      ----------      --------       -------
NET ASSETS:
Capital.......................................    3,521,483       3,384,113       596,622        97,331
Undistributed (distributions in excess of)
  net investment income.......................           43               7          (130)          (75)
Accumulated undistributed net realized gains
  (losses) from investment transactions.......          224               6            (4)          (16)
                                                 ----------      ----------      --------       -------
NET ASSETS....................................   $3,521,750      $3,384,126      $596,488       $97,240
                                                 ==========      ==========      ========       =======
Net Assets
    Fiduciary.................................   $2,680,843      $2,825,130      $500,105       $62,322
    Class A...................................      840,788         558,256        96,383        34,918
    Class B...................................          119             740            --            --
                                                 ----------      ----------      --------       -------
Total.........................................   $3,521,750      $3,384,126      $596,488       $97,240
                                                 ==========      ==========      ========       =======
Outstanding units of beneficial interest
    Fiduciary.................................    2,680,619       2,825,121       500,226        62,363
    Class A...................................      840,743         558,253        96,396        34,944
    Class B...................................          119             740            --            --
                                                 ----------      ----------      --------       -------
Total.........................................    3,521,481       3,384,114       596,622        97,307
                                                 ==========      ==========      ========       =======
Net asset value--offering and redemption price
  per share (Fiduciary, Class A and Class B
  shares).....................................         $1.00          $1.00         $1.00            $1.00
                                                    =======          ======       =======      ========

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS              FOR THE SIX MONTHS ENDED DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

                                            U.S. TREASURY                                       OHIO
                                             SECURITIES                       MUNICIPAL       MUNICIPAL
                                            MONEY MARKET     PRIME MONEY    MONEY MARKET    MONEY MARKET
                                                FUND         MARKET FUND        FUND            FUND
                                            -------------   -------------   -------------   -------------
INVESTMENT INCOME:
Interest income...........................     $85,419         $92,747         $10,905         $1,739
Dividend income...........................          --              --              94             34
Income from securities lending............          97              --              --             --
                                               -------         -------         -------         ------
TOTAL INCOME..............................      85,516          92,747          10,999          1,773
                                               -------         -------         -------         ------
EXPENSES:
Investment advisory fees..................       5,357           5,601           1,029            143
Administration fees.......................       2,514           2,629             482             78
12b-1 fees (Class A)......................         918             654             128             42
12b-1 fees (Class B)......................           1               3              --             --
Custodian and accounting fees.............         111             105              17              5
Legal and audit fees......................          76              57               2             --
Trustees' fees and expenses...............          29              35               3              1
Transfer agent fees.......................         561             204              17             12
Registration and filing fees..............         530             564              60              5
Printing costs............................         239             251              16              3
Other.....................................         169              78               5             --
                                               -------         -------         -------         ------
Total expense before waivers..............      10,505          10,181           1,759            289
Less waivers..............................      (1,761)         (1,296)           (335)           (61)
                                               -------         -------         -------         ------
NET EXPENSES..............................       8,744           8,885           1,424            228
                                               -------         -------         -------         ------
Net Investment Income.....................      76,772          83,862           9,575          1,545
                                               -------         -------         -------         ------
REALIZED GAINS (LOSSES) FROM INVESTMENT
  TRANSACTIONS:
Net realized gains (losses) from
  investment transactions.................          73               6               9             --
                                               -------         -------         -------         ------
Net increase in net assets
  resulting from operations...............     $76,845         $83,868         $ 9,584         $1,545
                                               =======         =======         =======         ======

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                                                 U.S. TREASURY
                                                               SECURITIES MONEY                  PRIME MONEY
                                                                  MARKET FUND                    MARKET FUND
                                                          ---------------------------    ---------------------------
                                                           SIX MONTHS                     SIX MONTHS
                                                             ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                          DECEMBER 31,     JUNE 30,      DECEMBER 31,     JUNE 30,
                                                              1997           1997            1997           1997
                                                          -----------     -----------    -----------     -----------

                                                          (UNAUDITED)                    (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income.............................    $    76,772     $   121,830    $    83,862     $   140,355
    Net realized gains (losses) from investment
      transactions....................................             73             190              6              27
                                                          -----------     -----------    -----------     -----------
Change in net assets resulting from operations........         76,845         122,020         83,868         140,382
                                                          -----------     -----------    -----------     -----------
DISTRIBUTIONS TO FIDUCIARY SHAREHOLDERS:
    From net investment income........................        (60,691)       (105,790)       (71,929)       (124,100)
    From net realized gains from investment
      transactions....................................             --              (5)            --              --
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income........................        (16,079)        (16,039)       (11,918)        (16,246)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income........................             (2)             (1)           (15)             (9)
                                                          -----------     -----------    -----------     -----------
Change in net assets from shareholder distributions...        (76,772)       (121,835)       (83,862)       (140,355)
                                                          -----------     -----------    -----------     -----------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued.......................      4,339,234       6,413,072      4,018,513       6,677,852
    Dividends reinvested..............................          5,101           9,274          8,060          16,726
    Cost of shares redeemed...........................     (3,596,247)     (5,604,396)    (3,539,485)     (6,299,509)
                                                          -----------     -----------    -----------     -----------
Change in net assets from share transactions..........        748,088         817,950        487,088         395,069
                                                          -----------     -----------    -----------     -----------
Change in Net Assets..................................        748,161         818,135        487,094         395,096
NET ASSETS:
    Beginning of period...............................      2,773,589       1,955,454      2,897,032       2,501,936
                                                          -----------     -----------    -----------     -----------
    End of period.....................................    $ 3,521,750     $ 2,773,589    $ 3,384,126     $ 2,897,032
                                                          ===========     ===========    ===========     ===========
SHARE TRANSACTIONS:
    Issued............................................      4,339,234       6,413,072      4,018,514       6,677,852
    Reinvested........................................          5,101           9,274          8,060          16,726
    Redeemed..........................................     (3,596,247)     (5,604,396)    (3,539,485)     (6,299,509)
                                                          ===========     ===========    ===========     ===========
Change in shares......................................        748,088         817,950        487,089         395,069
                                                          ===========     ===========    ===========     ===========
Undistributed (distributions in excess of) net
  investment income included in net assets:
    End of Period.....................................    $        43     $        43    $         7     $         7
                                                          ===========     ===========    ===========     ===========

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                                                 MUNICIPAL MONEY             OHIO MUNICIPAL MONEY
                                                                   MARKET FUND                   MARKET FUND
                                                           ---------------------------    --------------------------
                                                            SIX MONTHS                     SIX MONTHS
                                                              ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                           DECEMBER 31,     JUNE 30,      DECEMBER 31,     JUNE 30,
                                                               1997           1997            1997           1997
                                                             --------      -----------     ---------      ---------

                                                           (UNAUDITED)                    (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income..............................      $  9,575      $    16,457     $   1,545      $   2,727
    Net realized gains (losses) from investment
      transactions.....................................             9              (10)           --            (15)
                                                             --------      -----------     ---------      ---------
Change in net assets resulting from operations.........         9,584           16,447         1,545          2,712
                                                             --------      -----------     ---------      ---------
DISTRIBUTIONS TO FIDUCIARY SHAREHOLDERS:
    From net investment income.........................        (8,173)         (15,228)       (1,081)        (1,662)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income.........................        (1,402)          (1,229)         (464)        (1,065)
                                                             --------      -----------     ---------      ---------
Change in net assets from shareholder distributions....        (9,575)         (16,457)       (1,545)        (2,727)
                                                             --------      -----------     ---------      ---------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued........................       733,272        1,311,970       138,413        359,395
    Dividends reinvested...............................           762            1,285           409          1,067
    Cost of shares redeemed............................      (653,160)      (1,308,167)     (128,503)      (370,573)
                                                             --------      -----------     ---------      ---------
Change in net assets from share transactions...........        80,874            5,088        10,319        (10,111)
                                                             --------      -----------     ---------      ---------
Change in Net Assets...................................        80,883            5,078        10,319        (10,126)
NET ASSETS:
    Beginning of period................................       515,605          510,527        86,921         97,047
                                                             --------      -----------     ---------      ---------
    End of period......................................      $596,488      $   515,605     $  97,240      $  86,921
                                                             ========      ===========     =========      =========
SHARE TRANSACTIONS:
    Issued.............................................       733,272        1,311,970       138,413        359,395
    Reinvested.........................................           762            1,285           410          1,067
    Redeemed...........................................      (653,158)      (1,308,167)     (128,503)      (370,573)
                                                             ========      ===========     =========      =========
Change in shares.......................................        80,876            5,088        10,320        (10,111)
                                                             ========      ===========     =========      =========
Undistributed (distributions in excess of) net
  investment income included in net assets:
    End of Period......................................      $   (130)     $      (130)    $     (75)     $     (75)
                                                             ========      ===========     =========      =========

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1997
(Unaudited)

1. ORGANIZATION:

   The One Group (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The accompanying financial statements and financial highlights are those of the U.S. Treasury Securities Money Market Fund, the Prime Money Market Fund, the Municipal Money Market Fund, and the Ohio Municipal Money Market Fund (individually, a "Fund"; collectively, the "Funds") only. Each Fund is a diversified mutual fund, except the Ohio Municipal Money Market Fund which is non-diversified.

   The Funds' investment objectives are as follows:

                         FUND                                             OBJECTIVE
                         ----                                             ---------
      U.S. Treasury Securities Money Market Fund       Current income with liquidity and stability of
                                                        principal.

      Prime Money Market Fund                          Current income with liquidity and stability of
                                                        principal.

      Municipal Money Market Fund                      As high a level of current interest income
                                                        exempt from Federal income tax as is consistent
                                                        with capital preservation and stability of
                                                        principal.

      Ohio Municipal Money Market Fund                 As high a level of current interest income
                                                        exempt from Federal income tax and Ohio
                                                        personal income tax as is consistent with
                                                        capital preservation and stability of
                                                        principal.

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

       SECURITY VALUATION

   Securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Funds may not (a) purchase any instrument with a remaining maturity greater than thirteen months unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted average maturity which exceeds 90 days.

       REPURCHASE AGREEMENTS

   The Funds may invest in repurchase agreements with institutions that are deemed by Banc One Investment Advisors Corporation (the "Advisor") to be of good standing and creditworthy under guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest. Repurchase agreements are considered to be loans by a fund under the 1940 Act.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1997
(Unaudited)

       SECURITY TRANSACTIONS AND RELATED INCOME

   Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Interest income, including any discount or premium, is accrued as earned using the effective interest method.

       SECURITIES LENDING

   To generate additional income, the Funds may lend up to 33% of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. Government or U.S. Government Agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds continue to earn interest on securities lent while simultaneously seeking to earn interest on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of December 31, 1997, the following Fund had securities with the following amortized cost on loan (amount in thousands):

                                                              AMORTIZED COST
                                                                OF LOANED
                                                                SECURITIES
                                                              --------------
U.S. Treasury Securities Money Market Fund..................     $55,000

       The loaned securities were fully collateralized by cash and U.S. Government securities as of December 31, 1997.

       EXPENSES

       Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

       DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

       Dividends from net investment income are declared daily and paid monthly. Net income for this purpose consists of interest accrued and discount earned (including both original issue discount and market discount) less amortization of any market premium and accrued expenses. Net realized capital gains, if any, are distributed at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are due to differences in separate class expenses.

       Net investment income and net capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are prima-

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1997
(Unaudited)

       rily due to differing treatments of expiring capital loss carryforwards and deferrals of certain losses. Permanent book and tax differences, if any, have been reclassified among the components of net assets.

       FEDERAL INCOME TAXES

       Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3. SHARES OF BENEFICIAL INTEREST:

   The Trust has an unlimited number of shares of beneficial interest, with no par value, which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more classes. The Trust is registered to offer forty series and five classes of shares: Fiduciary Class, Class A, Class B, Class C and Service Class. Currently, the Trust consists of thirty-three active funds. The Funds are each authorized to issue Fiduciary Class, Class A and Class C Shares. In addition, the U.S. Treasury Securities Money Market Fund and the Prime Money Market Fund are authorized to issue Class B and Service Class Shares. As of December 31, 1997 there were no shareholders in Class C or the Service Class. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. The following is a summary of transactions in Fund shares for the periods ending December 31, 1997 and June 30, 1997:

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1997

                                                                             (Amounts in Thousands)
                                                            U.S. TREASURY SECURITIES              PRIME MONEY
                                                                MONEY MARKET FUND                 MARKET FUND
                                                            -------------------------      -------------------------
                                                            SIX MONTHS       YEAR          SIX MONTHS       YEAR
                                                               ENDED         ENDED            ENDED         ENDED
                                                             DECEMBER      JUNE 30,         DECEMBER      JUNE 30,
                                                                31,                            31,
                                                               1997          1997             1997          1997
                                                            -----------   -----------      -----------   -----------
                                                            (UNAUDITED)                    (UNAUDITED)
CAPITAL TRANSACTIONS:
FIDUCIARY SHARES:
  Proceeds from shares issued.............................  $3,349,216    $ 4,920,570      $2,888,951    $ 4,681,923
  Dividends reinvested....................................         221            521           1,050          1,986
  Cost of shares redeemed.................................  (2,912,026)    (4,522,461)     (2,628,645)    (4,306,729)
                                                            -----------   -----------      -----------   -----------
  Change in net assets from Fiduciary share
    transactions..........................................     437,411        398,630         261,356        377,180
                                                            ===========   ===========      ===========   ===========
CLASS A SHARES:
  Proceeds from shares issued.............................  $  989,817    $ 1,492,429      $1,128,875    $ 1,994,727
  Dividends reinvested....................................       4,878          8,752           6,997         14,734
  Cost of shares redeemed.................................    (684,088)    (1,081,910)       (910,262)    (1,992,191)
                                                            -----------   -----------      -----------   -----------
  Change in net assets from Class A share transactions....  $  310,607    $   419,271      $  225,610    $    17,270
                                                            ===========   ===========      ===========   ===========
CLASS B SHARES:
  Proceeds from shares issued.............................  $      201             73      $      687          1,202
  Dividends reinvested....................................           2              1              13              6
  Cost of shares redeemed.................................        (133)           (25)           (578)          (589)
                                                            -----------   -----------      -----------   -----------
  Change in net assets from Class B share transactions....  $       70             49      $      122            619
                                                            ===========   ===========      ===========   ===========
SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued..................................................   3,349,216      4,920,570       2,888,953      4,681,923
  Reinvested..............................................         221            521           1,050          1,986
  Redeemed................................................  (2,912,026)    (4,522,461)     (2,628,645)    (4,306,729)
                                                            -----------   -----------      -----------   -----------
  Change in Fiduciary Shares..............................     437,411        398,630         261,358        377,180
                                                            ===========   ===========      ===========   ===========
CLASS A SHARES:
  Issued..................................................     989,817      1,492,429       1,128,875      1,994,727
  Reinvested..............................................       4,878          8,752           6,997         14,734
  Redeemed................................................    (684,088)    (1,081,910)       (910,262)    (1,992,191)
                                                            -----------   -----------      -----------   -----------
  Change in Class A Shares................................     310,607        419,271         225,610         17,270
                                                            ===========   ===========      ===========   ===========
CLASS B SHARES:
  Issued..................................................         201             73             686          1,202
  Reinvested..............................................           2              1              13              6
  Redeemed................................................        (133)           (25)           (578)          (589)
                                                            -----------   -----------      -----------   -----------
  Change in Class B Shares................................          70             49             121            619
                                                            ===========   ===========      ===========   ===========

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1997

                                                                             (Amounts in Thousands)
                                                                                             OHIO MUNICIPAL MONEY
                                                             MUNICIPAL MONEY MARKET               MARKET FUND
                                                                      FUND
                                                            -------------------------      -------------------------
                                                            SIX MONTHS       YEAR          SIX MONTHS       YEAR
                                                               ENDED         ENDED            ENDED         ENDED
                                                             DECEMBER      JUNE 30,         DECEMBER      JUNE 30,
                                                                31,                            31,
                                                               1997          1997             1997          1997
                                                            -----------   -----------      -----------   -----------
                                                            (UNAUDITED)                    (UNAUDITED)
CAPITAL TRANSACTIONS:
FIDUCIARY SHARES:
  Proceeds from shares issued.............................  $  523,926    $ 1,104,184      $   87,709    $   178,921
  Dividends reinvested....................................          79            138              34             87
  Cost of shares redeemed.................................    (491,326)    (1,096,700)        (81,863)      (178,473)
                                                            ===========   ===========      ===========   ===========
  Change in net assets from Fiduciary share
    transactions..........................................  $   32,679    $     7,622      $    5,880    $       535
                                                            ===========   ===========      ===========   ===========
CLASS A SHARES:
  Proceeds from shares issued.............................  $  209,346    $   207,786      $   50,704    $   180,474
  Dividends reinvested....................................         683          1,147             375            980
  Cost of shares redeemed.................................    (161,834)      (211,467)        (46,640)      (192,100)
                                                            -----------   -----------      -----------   -----------
  Change in net assets from Class A share transactions....  $   48,195    $    (2,534)     $    4,439    $   (10,646)
                                                            ===========   ===========      ===========   ===========
SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued..................................................     523,926      1,104,184          87,710        178,921
  Reinvested..............................................          79            138              35             87
  Redeemed................................................    (491,325)    (1,096,700)        (81,863)      (178,473)
                                                            -----------   -----------      -----------   -----------
  Change in Fiduciary Shares..............................      32,680          7,622           5,882            535
                                                            -----------   -----------      -----------   -----------
CLASS A SHARES:
  Issued..................................................     209,346        207,786          50,703        180,474
  Reinvested..............................................         683          1,147             375            980
  Redeemed................................................    (161,833)      (211,467)        (46,640)      (192,100)
                                                            -----------   -----------      -----------   -----------
  Change in Class A Shares................................      48,196         (2,534)          4,438        (10,646)
                                                            ===========   ===========      ===========   ===========

4. INVESTMENT ADVISORY, ADMINISTRATIVE, AND DISTRIBUTION AGREEMENTS:

   The Trust and the Advisor, are parties to an investment advisory agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to 0.35% of the average daily net assets of the U.S. Treasury Securities Money Market Fund, the Prime Money Market Fund and the Municipal Money Market Fund and 0.30% of the average daily net assets of the Ohio Municipal Money Market Fund.

   The Trust and The One Group Services Company (the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.20% on each Fund's average daily net assets on the first $1.5 billion of Trust net assets (excluding the Investor Growth Fund, the Investor Growth & Income Fund, the Investor Conservative Growth Fund and the Investor Balanced Fund (the "Investor Funds") and the Treasury Only Money Market Fund and the Government Money Market Fund (the "Institutional Money Market Funds")); 0.18% on the next $0.5 billion of Trust net assets (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% on Trust net assets (excluding the Investor Funds and the Institutional Money Market Funds) over $2 billion. The Advisor also serves as Sub-Administrator to each Fund of the Trust, pursuant to an agreement between the Administrator and the Advisor. Pursuant to this agreement, the

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1997

   Advisor performs many of the Administrator's duties, for which the Advisor receives a fee paid by the Administrator.

   The Trust and The One Group Services Company (the "Distributor") are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Class A Shares, Class B Shares, Class C Shares and Service Class Shares are subject to distribution and shareholder services plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided in the Plans, the Trust will pay the Distributor a fee of 0.25% of the average daily net assets of Class A shares of each of the Funds, 1.00% of the average daily net assets of Class B and Class C Shares and 0.75% of the average daily net assets of the Service Class Shares of each of the Funds. The Distributor has voluntarily agreed to limit payments under the Plans to 0.55% of average daily net assets of the Service Class Shares of each Fund. Up to 0.25% of the fees payable under the Plans may be used as compensation of shareholder services by the Distributor and/or financial institutions and intermediaries. Fees paid under the Plans may be applied by the Distributor toward (i) compensation for its services in connection with distribution assistance or provision of shareholder services; or (ii) payments to financial institutions and intermediaries such as banks (including affiliates of the Advisor), brokers, dealers and other institutions, including the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. Fiduciary Class Shares of each Fund are offered without distribution fees.

   Certain officers of the Trust are affiliated with the Administrator. Such officers receive no compensation from the Funds for serving in their respective roles.

   The Advisor, Administrator and the Distributor voluntarily agreed to waive a portion of their fees. For the six months ended December 31, 1997, fees in the following amounts were waived from the Funds (amounts in thousands):

                                                                  INVESTMENT                      12B-1 FEES
                                                                 ADVISORY FEES   ADMINISTRATION     WAIVED
                                                                    WAIVED        FEES WAIVED      CLASS A
                                                                 -------------   --------------   ----------
    U.S. Treasury Securities Money Market Fund.................     $1,444            $233           $ 84
    Prime Money Market Fund....................................        957             276             63
    Municipal Money Market Fund................................        294              27             14
    Ohio Municipal Money Market Fund...........................         26              31              4

5. CONCENTRATION OF CREDIT RISK:

   The Ohio Municipal Money Market Fund invests primarily in debt obligations issued by the State of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to economic and political factors adversely affecting issuers of Ohio's specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                           U.S. TREASURY SECURITIES MONEY MARKET FUND
                                    ----------------------------------------------------------------------------------------
                                                                           FIDUCIARY
                                    ----------------------------------------------------------------------------------------
                                     SIX MONTHS
                                       ENDED
                                                                               YEARS ENDED JUNE 30,
                                                      ----------------------------------------------------------------------
                                    DECEMBER 31,
                                        1997             1997            1996            1995           1994          1993
                                    ------------      ----------      ----------      ----------      --------      --------
                                    (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD.............   $    1.000       $    1.000      $    1.000      $    1.000      $  1.000      $  1.000
                                     ----------       ----------      ----------      ----------      --------      --------
Investment Activities
  Net investment income...........        0.026            0.050           0.052           0.050         0.030         0.029
                                     ----------       ----------      ----------      ----------      --------      --------
Less: Distributions
  Net investment income...........       (0.026)          (0.050)(a)      (0.052)         (0.050)       (0.030)       (0.029)
                                     ----------       ----------      ----------      ----------      --------      --------
NET ASSET VALUE,
  END OF PERIOD...................   $    1.000       $    1.000      $    1.000      $    1.000      $  1.000      $  1.000
                                     ==========       ==========      ==========      ==========      ========      ========
Total Return......................         2.58%(b)         5.07%           5.34%           5.07%         3.01%         2.89%

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000).........................   $2,680,843       $2,243,376      $1,844,590      $1,178,091      $969,326      $492,862
  Ratio of expenses to average net
    assets........................         0.52%(c)         0.46%           0.42%           0.41%         0.40%         0.45%
  Ratio of net investment income
    to average net assets.........         5.08%(c)         4.95%           5.17%           4.96%         3.02%         2.85%
  Ratio of expenses to average net
    assets*.......................         0.63%(c)         0.57%           0.56%           0.59%         0.58%         0.67%
  Ratio of net investment income
    to average net assets*........         4.97%(c)         4.84%           5.03%           4.78%         2.84%         2.63%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Includes $.000002 short term capital gain.
(b) Not annualized.
(c) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                             U.S. TREASURY SECURITIES MONEY MARKET FUND
                                           -------------------------------------------------------------------------------
                                                                               CLASS A
                                           -------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                                                                 YEARS ENDED JUNE 30,
                                                             -------------------------------------------------------------
                                           DECEMBER 31,
                                               1997            1997          1996         1995         1994         1993
                                           ------------      --------      --------      -------      -------      -------
                                           (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD....................    $  1.000        $  1.000      $  1.000      $ 1.000      $ 1.000      $ 1.000
                                             --------        --------      --------      -------      -------      -------
Investment Activities
  Net investment income..................       0.024           0.047         0.050        0.047        0.027        0.026
                                             --------        --------      --------      -------      -------      -------
Less: Distributions
  Net investment income..................      (0.024)         (0.047)(a)    (0.050)      (0.047)      (0.027)      (0.026)
                                             --------        --------      --------      -------      -------      -------
NET ASSET VALUE,
  END OF PERIOD..........................    $  1.000        $  1.000      $  1.000      $ 1.000      $ 1.000      $ 1.000
                                             ========        ========      ========      =======      =======      =======
Total Return.............................        2.45%(b)        4.81%         5.08%        4.81%        2.76%        2.63%

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)......    $840,788        $530,164      $110,864      $98,723      $53,423      $30,759
  Ratio of expenses to average net
    assets...............................        0.79%(c)        0.72%         0.67%        0.66%        0.63%        0.65%
  Ratio of net investment income to
    average net assets...................        4.80%(c)        4.71%         4.92%        4.71%        2.81%        2.52%
  Ratio of expenses to average net
    assets*..............................        0.92%(c)        0.93%         0.91%        0.94%        0.87%        1.02%
  Ratio of net investment income to
    average net assets*..................        4.67%(c)        4.50%         4.68%        4.43%        2.57%        2.15%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Includes $.000002 short term capital gain.
(b) Not annualized.
(c) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                 U.S. TREASURY SECURITIES
                                                                    MONEY MARKET FUND
                                                              ------------------------------
                                                                         CLASS B
                                                              ------------------------------

                                                               SIX MONTHS       NOVEMBER 21,
                                                                 ENDED            1996 TO
                                                              DECEMBER 31,        JUNE 30,
                                                                  1997            1997(A)
                                                                 ------            ------
                                                              (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................     $1.000            $1.000
                                                                 ------            ------
Investment Activities
  Net investment income.....................................      0.020             0.024
                                                                 ------            ------
Less: Distributions
  Net investment income.....................................     (0.020)           (0.024)(b)
                                                                 ------            ------
NET ASSET VALUE,
  END OF PERIOD.............................................     $1.000            $1.000
                                                                 ======            ======
Total Return................................................       2.01%(c)          2.44%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................     $  119            $   49
  Ratio of expenses to average net assets...................       1.53%(d)          1.48%(d)
  Ratio of net investment income to average net assets......       4.06%(d)          3.97%(d)
  Ratio of expenses to average net assets*..................       1.64%(d)          1.59%(d)
  Ratio of net investment income to average net assets*.....       3.95%(d)          3.86%(d)

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Includes $.000002 short term capital gain.
(c) Not annualized.
(d) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   PRIME MONEY MARKET FUND
                                  ------------------------------------------------------------------------------------------
                                                                          FIDUCIARY
                                  ------------------------------------------------------------------------------------------
                                   SIX MONTHS
                                     ENDED
                                                                              YEARS ENDED JUNE 30,
                                                    ------------------------------------------------------------------------
                                  DECEMBER 31,
                                      1997             1997            1996            1995            1994           1993
                                  ------------      ----------      ----------      ----------      ----------      --------
                                  (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD...........   $    1.000       $    1.000      $    1.000      $    1.000      $    1.000      $  1.000
                                   ----------       ----------      ----------      ----------      ----------      --------
Investment Activities
  Net investment income.........        0.027            0.051           0.054           0.052           0.031         0.030
                                   ----------       ----------      ----------      ----------      ----------      --------
Less: Distributions
  Net investment income.........       (0.027)          (0.051)         (0.054)         (0.052)         (0.031)       (0.030)
                                   ----------       ----------      ----------      ----------      ----------      --------
NET ASSET VALUE,
  END OF PERIOD.................   $    1.000       $    1.000      $    1.000      $    1.000      $    1.000      $  1.000
                                   ==========       ==========      ==========      ==========      ==========      ========
Total Return....................         2.69%(a)         5.20%           5.49%           5.34%           3.19%         3.09%

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000).......................   $2,825,130       $2,563,768      $2,186,562      $1,965,416      $1,600,876      $979,275
  Ratio of expenses to average
    net assets..................         0.51%(b)         0.48%           0.44%           0.41%           0.40%         0.44%
  Ratio of net investment income
    to average net assets.......         5.28%(b)         5.08%           5.34%           5.27%           3.18%         3.05%
  Ratio of expenses to average
    net assets*.................         0.59%(b)         0.56%           0.55%           0.57%           0.59%         0.62%
  Ratio of net investment income
    to average net assets*......         5.20%(b)         5.00%           5.23%           5.12%           2.99%         2.87%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      PRIME MONEY MARKET FUND
                                          --------------------------------------------------------------------------------
                                                                              CLASS A
                                          --------------------------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED
                                                                                 YEARS ENDED JUNE 30,
                                                            --------------------------------------------------------------
                                          DECEMBER 31,
                                              1997            1997          1996          1995         1994         1993
                                          ------------      --------      --------      --------      -------      -------
                                          (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD...................    $  1.000        $  1.000      $  1.000      $  1.000      $ 1.000      $ 1.000
                                            --------        --------      --------      --------      -------      -------
Investment Activities
  Net investment income.................       0.025           0.048         0.051         0.050        0.027        0.030
                                            --------        --------      --------      --------      -------      -------
Less: Distributions
  Net investment income.................      (0.025)         (0.048)       (0.051)       (0.050)      (0.027)      (0.030)
                                            --------        --------      --------      --------      -------      -------
NET ASSET VALUE,
  END OF PERIOD.........................    $  1.000        $  1.000      $  1.000      $  1.000      $ 1.000      $ 1.000
                                            ========        ========      ========      ========      =======      =======
Total Return............................        2.56%(a)        4.94%         5.22%         5.08%        2.93%        2.83%

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....    $558,256        $332,646      $315,374      $201,968      $74,759      $61,106
  Ratio of expenses to average net
    assets..............................        0.79%(b)        0.73%         0.69%         0.67%        0.65%        0.65%
  Ratio of net investment income to
    average net assets..................        5.01%(b)        4.83%         5.09%         5.02%        2.92%        2.67%
  Ratio of expenses to average net
    assets*.............................        0.89%(b)        0.91%         0.90%         0.92%        0.90%        0.99%
  Ratio of net investment income to
    average net assets*.................        4.91%(b)        4.65%         4.88%         4.77%        2.67%        2.33%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                 PRIME MONEY MARKET FUND
                                                              ------------------------------
                                                                         CLASS B
                                                              ------------------------------

                                                               SIX MONTHS       NOVEMBER 21,
                                                                 ENDED            1996 TO
                                                              DECEMBER 31,        JUNE 30,
                                                                  1997            1997(A)
                                                                 ------            ------
                                                              (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................     $1.000            $1.000
                                                                 ------            ------
Investment Activities
  Net investment income.....................................      0.022             0.026
                                                                 ------            ------
Less: Distributions
  Net investment income.....................................     (0.022)           (0.026)
                                                                 ------            ------
NET ASSET VALUE,
  END OF PERIOD.............................................      1.000             1.000
                                                                 ======            ======
Total Return................................................       2.18%(b)          2.63%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................     $  740            $  618
  Ratio of expenses to average net assets...................       1.51%(c)          1.51%(c)
  Ratio of net investment income to average net assets......       4.29%(c)          4.16%(c)
  Ratio of expenses to average net assets*..................       1.59%(c)          1.59%(c)
  Ratio of net investment income to average net assets*.....       4.21%(c)          4.08%(c)

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   MUNICIPAL MONEY MARKET FUND
                                        ----------------------------------------------------------------------------------
                                                                            FIDUCIARY
                                        ----------------------------------------------------------------------------------
                                         SIX MONTHS
                                           ENDED
                                                                                YEARS ENDED JUNE 30,
                                                          ----------------------------------------------------------------
                                        DECEMBER 31,
                                            1997            1997          1996          1995          1994          1993
                                        ------------      --------      --------      --------      --------      --------
                                        (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD.................    $  1.000        $  1.000      $  1.000      $  1.000      $  1.000      $  1.000
                                          --------        --------      --------      --------      --------      --------
Investment Activities
  Net investment income...............       0.017           0.031         0.033         0.032         0.021         0.021
                                          --------        --------      --------      --------      --------      --------
Less: Distributions
  Net investment income...............      (0.017)         (0.031)       (0.033)       (0.032)       (0.021)       (0.021)
                                          --------        --------      --------      --------      --------      --------
NET ASSET VALUE,
  END OF PERIOD.......................    $  1.000        $  1.000      $  1.000      $  1.000      $  1.000      $  1.000
                                          ========        ========      ========      ========      ========      ========
Total Return..........................        1.67%(a)        3.19%         3.34%         3.28%         2.16%         2.15%

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)...    $500,105        $467,420      $459,807      $437,743      $352,702      $175,277
  Ratio of expenses to average net
    assets............................        0.44%(b)        0.43%         0.41%         0.41%         0.40%         0.46%
  Ratio of net investment income to
    average net assets................        3.30%(b)        3.16%         3.29%         3.26%         2.13%         2.12%
  Ratio of expenses to average net
    assets*...........................        0.55%(b)        0.55%         0.59%         0.59%         0.60%         0.66%
  Ratio of net investment income to
    average net assets*...............        3.19%(b)        3.04%         3.11%         3.08%         1.93%         1.92%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      MUNICIPAL MONEY MARKET FUND
                                             -----------------------------------------------------------------------------
                                                                                CLASS A
                                             -----------------------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED
                                                                                  YEARS ENDED JUNE 30,
                                                               -----------------------------------------------------------
                                             DECEMBER 31,
                                                 1997           1997         1996         1995         1994         1993
                                             ------------      -------      -------      -------      -------      -------
                                             (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD......................    $ 1.000         $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000
                                               -------         -------      -------      -------      -------      -------
Investment Activities
  Net investment income....................      0.015           0.029        0.030        0.030        0.021        0.019
                                               -------         -------      -------      -------      -------      -------
Less: Distributions
  Net investment income....................     (0.015)         (0.029)      (0.030)      (0.030)      (0.021)      (0.019)
                                               -------         -------      -------      -------      -------      -------
NET ASSET VALUE,
  END OF PERIOD............................    $ 1.000         $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000
                                               =======         =======      =======      =======      =======      =======
Total Return...............................       1.54%(a)        2.97%        3.08%        3.02%        1.96%        1.89%

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)........    $96,383         $48,185      $50,720      $56,518      $41,595      $18,932
  Ratio of expenses to average net
    assets.................................       0.72%(b)        0.68%        0.66%        0.66%        0.65%        0.66%
  Ratio of net investment income to average
    net assets.............................       3.02%(b)        2.91%        3.04%        3.01%        1.92%        1.82%
  Ratio of expenses to average net
    assets*................................       0.86%(b)        0.90%        0.94%        0.94%        0.91%        1.01%
  Ratio of net investment income to average
    net assets*............................       2.88%(b)        2.69%        2.76%        2.73%        1.66%        1.47%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   OHIO MUNICIPAL MONEY MARKET FUND
                                            ------------------------------------------------------------------------------
                                                                              FIDUCIARY
                                            ------------------------------------------------------------------------------
                                             SIX MONTHS                                                           JUNE 9,
                                               ENDED                                                              1993 TO
                                                                           YEARS ENDED JUNE 30,
                                                              ----------------------------------------------
                                            DECEMBER 31,                                                          JUNE 30,
                                                1997           1997         1996         1995         1994        1993(A)
                                            ------------      -------      -------      -------      -------      --------
                                            (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD.....................    $ 1.000         $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000
                                              -------         -------      -------      -------      -------      -------
Investment Activities
  Net investment income...................      0.017           0.032        0.033        0.032        0.022        0.013
                                              -------         -------      -------      -------      -------      -------
Less: Distributions
  Net investment income...................     (0.017)         (0.032)      (0.032)      (0.032)      (0.022)      (0.013)
  In excess of net investment income......         --              --       (0.001)          --           --           --
                                              -------         -------      -------      -------      -------      -------
    Total Distributions...................     (0.017)         (0.032)      (0.033)      (0.032)      (0.022)      (0.013)
                                              -------         -------      -------      -------      -------      -------
NET ASSET VALUE,
  END OF PERIOD...........................    $ 1.000         $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000
                                              =======         =======      =======      =======      =======      =======
Total Return..............................       1.69%(b)        3.22%        3.34%        3.20%        2.25%        2.14%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).......    $62,322         $56,442      $55,915      $51,806      $55,375      $ 3,500
  Ratio of expenses to average net
    assets................................       0.39%(c)        0.40%        0.41%        0.41%        0.34%        0.08%(b)
  Ratio of net investment income to
    average net assets....................       3.34%(c)        3.17%        3.19%        3.13%        2.29%        2.07%(b)
  Ratio of expenses to average net
    assets*...............................       0.51%(c)        0.53%        0.71%        0.60%        0.57%        0.51%(b)
  Ratio of net investment income to
    average net assets*...................       3.22%(c)        3.04%        2.89%        2.94%        2.06%        1.64%(b)

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  OHIO MUNICIPAL MONEY MARKET FUND
                                          ---------------------------------------------------------------------------------
                                                                               CLASS A
                                          ---------------------------------------------------------------------------------
                                           SIX MONTHS                                                           JANUARY 26,
                                             ENDED                                                                1993 TO
                                                                         YEARS ENDED JUNE 30,
                                                            ----------------------------------------------
                                          DECEMBER 31,                                                           JUNE 30,
                                              1997           1997         1996         1995         1994          1993(A)
                                          ------------      -------      -------      -------      -------      -----------
                                          (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD...................    $ 1.000         $ 1.000      $ 1.000      $ 1.000      $ 1.000        $ 1.000
                                            -------         -------      -------      -------      -------        -------
Investment Activities
  Net investment income.................      0.016           0.029        0.030        0.029        0.021          0.009
                                            -------         -------      -------      -------      -------        -------
Less: Distributions
  Net investment income.................     (0.016)         (0.029)      (0.029)      (0.029)      (0.021)        (0.009)
  In excess of net investment income....         --              --       (0.001)          --           --             --
                                            -------         -------      -------      -------      -------        -------
    Total Distributions.................     (0.016)         (0.029)      (0.030)      (0.029)      (0.021)        (0.009)
                                            -------         -------      -------      -------      -------        -------
NET ASSET VALUE,
  END OF PERIOD.........................    $ 1.000         $ 1.000      $ 1.000      $ 1.000      $ 1.000        $ 1.000
                                            =======         =======      =======      =======      =======        =======
Total Return............................       1.56%(b)        2.96%        3.08%        2.98%        2.09%          2.34%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....    $34,918         $30,479      $41,132      $35,790      $37,356        $25,125
  Ratio of expenses to average net
    assets..............................       0.67%(c)        0.65%        0.66%        0.63%        0.44%          0.26%(b)
  Ratio of net investment income to
    average net assets..................       3.06%(c)        2.90%        2.94%        2.91%        2.05%          2.03%(b)
  Ratio of expenses to average net
    assets*.............................       0.82%(c)        0.88%        1.06%        0.95%        0.94%          0.92%(b)
  Ratio of net investment income to
    average net assets*.................       2.91%(c)        2.67%        2.54%        2.59%        1.55%          1.37%(b)

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

See notes to financial statements.

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

Important Customer Information.
Please Read:

Shares of The One Group:
* are not deposits or obligations
  of, or guaranteed by, BANC ONE
  CORPORATION or its affiliates
* are not insured or guaranteed by the
  FDIC or by any other governmental
  agency or government-sponsored
  agency of the federal government
  or any state
* are subject to investment risks,
  including possible loss of the
  principal amount invested.

Banc One Investment Advisors
Corporation, a registered investment
advisor and an indirect subsidiary of
BANC ONE CORPORATION, serves
as an investment advisor to The One
Group, for which it receives advisory
fees. The One Group is distributed by
The One Group Services Company,
3435 Stelzer Road, Columbus,
Ohio 43219, which is not affiliated
with BANC ONE CORPORATION and
is not a bank. Contact us at our web
site address: www.onegroup.com or
e-mail us at onegroup@onegroup.com.

For more complete information on
any of The One Group Funds, including
management fees and expenses,
you may obtain a prospectus from
The One Group Services Company.
Read the prospectus carefully
before investing.

BANC ONE
INVESTMENT                                                       [LOGO]
ADVISORS
CORPORATION
                                                            TOG-F-034-AN(8/97)

                                                                          Growth
                                                                           Funds
                                                              Semi-Annual Report
                                      For the six months ended December 31, 1997


                                                           Asset Allocation Fund


                                                              Income Equity Fund


                                                               Equity Index Fund


                                                               Value Growth Fund


                                                        Large Company Value Fund


                                                          Disciplined Value Fund


                                                       Large Company Growth Fund


                                                       Growth Opportunities Fund


                                                       Small Capitalization Fund


                                                 International Equity Index Fund



                                     [THE ONE GROUP FAMILY OF MUTUAL FUNDS LOGO]

           ----------------------------------------------------------

              Important Customer Information. Investment Products:

              * are not deposits or obligations of, or guaranteed by,
                BANC ONE CORPORATION or any of its affiliates,

              * are not insured by the FDIC, and
                                                                         ----
              * are subject to investment risks, including possible      FDIC
                loss of the principal amount invested.                   LOGO
                                                                         ----
           -----------------------------------------------------------

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

Report From Your Investment Advisor........................................    2
Portfolio Performance Review...............................................    4
Schedules of Portfolio Investments.........................................    7
Statements of Assets and Liabilities.......................................   56
Statements of Operations...................................................   60
Statements of Changes in Net Assets........................................   62
Notes to Financial Statements..............................................   66
Financial Highlights.......................................................   79

--------------------------------------------------------------------------------
Report From Your Investment Advisor
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

We are pleased to present this semiannual report for The One Group(R) Family of Mutual Funds. On the following pages, you will find an overview of the financial markets and your fund's performance for the period from July 1, 1997, through December 31, 1997.

DEAR VALUED SHAREHOLDER:
Thank you for continuing to support The One Group Family of Mutual Funds during an interesting, challenging and ultimately rewarding year for investors.

Despite strong volatility throughout 1997 and turmoil in Asia, the Dow Jones Industrial Average was up 24.94% for 1997. Never before had the index returned more than 20% for three consecutive years. The S&P 500 Index soared even higher, closing the year up 33.36%.

At the same time, and largely the result of low inflation, a strong U.S. dollar and the flight to quality spurred by the Asian crisis, U.S. bond yields ended the year on an impressive note. The 30-year Treasury, for example, ended the year yielding 5.92%, close to its 20-year low. (As bond yields fall, bond prices go up.)

ONCE AGAIN, A PHILOSOPHY REINFORCED
While the calendar-year returns for both the stock and bond markets are impressive, events in the final six months of 1997 may be the most memorable. On August 6, the Dow closed at 8,259, a record high and its peak for the calendar year. Shortly thereafter, though, volatility rocked the market, as the effects of the Asian financial crisis worked their way west. These forces culminated on Monday, October 27, when the Dow plummeted more than 554 points, its largest-ever point decline.

This drop may be the defining moment for 1997's financial markets, and it presented a significant challenge for investors. But, rather than panicking, shareholders of The One Group demonstrated a clear understanding of market dynamics and the importance of maintaining a long-term investment philosophy.

I am pleased to report that there were no significant redemptions of One Group shares after "Black Monday." To us, this implies that our investors understand the potential dangers of selling their investments based on short-term volatility. In fact, The One Group experienced a record purchase day on Tuesday, October 28, indicating that investors realize the benefits of staying focused on the stock market's long-term potential.

TAX BILL CHANGES FACE OF INVESTING
The second half of 1997 may be remembered as much for the jubilance it brought investors as for the turmoil. The Taxpayer Relief Act of 1997 became law, ushering in lower capital gains taxes for investors and new investment opportunities poised to change the face of investing for years to come.

The cut in the capital gains tax rate may make investing in stocks even more attractive for many investors. As you are planning for your future financial needs and taking into consideration your appropriate asset allocation, please do not overlook the impact of the new tax treatment of capital gains.

And, while you're planning for your financial future, take note that the 1997 tax law makes investing in IRAs even more attractive, particularly with the introduction of the Roth IRA, a new type of account that offers tax-exempt distributions in retirement. In addition, the Traditional IRA has been enhanced with many new features.

The One Group can help you incorporate any of these retirement accounts into your investment plan. Speak to your investment representative or call 1-800-480-4111 for more information on IRAs.

SEEK ADVICE FOR A YEAR'S WORTH OF EVENTS
With 1997's record volatility and the new investment opportunities introduced by the tax law, now may be an ideal time to meet with your investment professional and make sure your investment plan remains on track to meet your financial needs.

As you probably know, your asset allocation--or the way your investment dollars are strategically distributed among stock, bond and cash investments according to your goals, risk tolerance and investing time frame--may be the single-greatest determinant of your long-term investment success. After a year full of market ups and downs, your asset allocation probably shifted. For example, stock market appreciation may have caused your allocation to equities to swing higher than called for in your plan. Your investment professional can help you evaluate your plan and, if necessary, get it back on track.

--------------------------------------------------------------------------------
Report From Your Investment Advisor, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

Furthermore, your investment representative can help you make the most of the Taxpayer Relief Act of 1997. Many of the provisions take effect with the 1998 tax year, so make sure you start off the year with the strategy that's most appropriate for you.

Thank you for investing with The One Group Family of Mutual Funds and for your ongoing support of the firm's time-tested investment philosophies. We look forward to helping you achieve your financial goals in 1998 and beyond.

Sincerely,

LOGO
David J. Kundert
President and CEO,
Banc One Investment Advisors Corporation,
Investment Advisor to The One Group

David J. Kundert photo

For a prospectus with more complete information on The One Group Investor Funds, including management fees and expenses, please contact The One Group at 1-800-480-4111. Please read the prospectus carefully before investing.
(2/98)

--------------------------------------------------------------------------------
Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

ECONOMIC GROWTH REMAINS STRONG
Despite showing a slight slowdown from the first half of the year, U.S. economic growth during the second half of 1997 remained robust at a growth rate of 3.7%. For the entire 12-month period, the U.S. economy grew by a 3.8% growth rate.

Firm employment gains and strong consumer confidence fueled the growth rate. The unemployment rate headed steadily downward, ending the year at 4.7%. The economy witnessed an average of 301,500 new non-farm jobs being created per month, when all that is needed to absorb the growth in the labor force and keep the unemployment rate steady is 150,000.

LONG-TERM INTEREST RATES DECLINE
Slightly higher inflation in 1996 kept long-term interest rates relatively high throughout much of 1997. With prices climbing 3.3% on a year-over-year basis in 1996, investors feared that inflation would keep that pace or even climb higher in 1997.

But, as the year unfolded it became apparent that inflation was, indeed, under control. For the final six months of the year the inflation rate was 2.0%, and for the entire year prices were up only 1.7%, the best performance in 11 years.

Low prices helped pave the way for a significant decline in long-term interest rates by the end of the year. Also significant was the impact of the Asian financial crisis, which caused currency values to plunge and sent financial markets into turmoil. As worldwide events unfolded during the second half of the year, it became clear that the Asian economies would weaken. This caused investors throughout the world to turn to the safety of U.S. Treasury securities, which helped drive up prices.

As a result of these events, long-term interest rates showed a significant decline during the second half of 1997--a decline that was much greater than the economic fundamentals supported. At the end of the year, the yield on the 30-year U.S. Treasury bond was 5.92%, after starting the year at 6.64% and climbing to a high of 7.17% in early April.

FED REMAINS IDLE
The Federal Reserve remained on the sidelines during the second half of the year, after raising interest rates just once in all of 1997--a 0.25% increase of the federal funds rate in March. This lack of monetary policy action kept short-term interest rates relatively steady for the remainder of the year.

The impact of the Asian currency crisis and market meltdowns may have contributed to the Fed's decision to keep rates unchanged in the second half of 1997. While strong economic growth certainly created a valid reason for another rate hike, the Fed resisted the temptation, figuring that the Asian situation would contribute to slower growth ahead.

LOOKING AHEAD
In terms of U.S. economic growth, the Asian crisis remains a factor that can't be ignored. Thirty percent of U.S. exports go to Asia, and with many Asian countries facing currency devaluations of 35% to 80%, consumers in that region have significantly less purchasing power. Furthermore, there's the possibility that this currency crisis could spread to Latin America, where another 20% of U.S. exports are at risk if there are some currency devaluations.

The United States accounts for 28% of the non-Asian global economy, and, therefore, should be heavily influenced by the change in trade flows from Asia. Asian stock markets have dropped nearly 70% over the last several months, which undoubtedly will be reflected in lower overall consumption, particularly for foreign imports. And, as prices on goods produced in Asia continue to fall, U.S. imports from that region should go up.

As a result, cheaper goods coming from Asia, and possibly Latin America, should force domestic competitors to lower their prices (or face sharply lower sales prospects). This could push the U.S. inflation rate to as low as 1.5% in 1998, compared to 1.7% in 1997 and 3.3% in 1996. At the same time, fewer U.S. exports and greater imports should cause economic growth to slow to a 2% year-over-year average for 1998.

--------------------------------------------------------------------------------
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

Given all the instability overseas and the impending effects of a slowdown in the U.S. economy, we believe that the Federal Reserve will lower interest rates in 1998, probably sometime in the second half of the year. Long-term interest rates should continue their downward trend, due to lower inflation and lower economic growth. By the end of the year, we may see the yield on the 30-year Treasury bond somewhere between 5.5% and 5.75%.

/s/ Anthony Chan
Anthony Chan, Ph.D.
Managing Director and Chief Economist
Banc One Investment Advisors

Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

OBSTACLES EMERGE, BUT MARKET PERSEVERES
Despite facing its most formidable challenge in years--the Asian financial crisis, which led to turmoil in equity markets worldwide--the U.S. stock market continued to climb during the second half of 1997. For the final six months of the year, the market, as measured by the S&P 500 Index, returned 10.58%, bringing its total return for the 1997 calendar year to an impressive 33.36%.

The Dow Jones Industrial Average suffered its worst single-day point decline on October 27, but bounced back to gain 4.01% in the second half of the year. For the 12-month period ended December 31, 1997, the Dow was up 24.94%, marking the first time that the index posted returns greater than 20% for three years in a row.

Once again, the "Goldilocks Economy" helped fuel the market's growth. Everything was "just right." Inflation remained lower than expected, interest rates declined and unemployment hit record lows. This led to stronger-than-expected economic growth and helped push corporate earnings growth to levels that were better than anticipated.

We are pleased to report that The One Group domestic stock funds provided attractive results for the six-month and one-year periods ended December 31, 1997. Returns for the U.S. Funds were particularly strong for the 12-month period.

DIFFERENT STYLES SHARE THE LIMELIGHT
Overall, large-company growth stocks retained their leadership position during 1997, but their outperformance versus other equity styles was not as great as it had been in recent years. In fact, there was significant style rotation during the second half of the year, underscoring the importance of investing in multiple equity styles to capture performance advantages.

During the summer months, for example, investors favored the stocks of small and mid-size growth companies. In the fourth quarter, investors focused on defensive equity strategies, and mid-size value stocks became the best relative performers.

In terms of economic sectors, three offered notable performance. The technology sector suffered severe volatility during the six-month period, due mostly to the events in Asia. The utilities sector lagged most of the year but staged a comeback in the fourth quarter, as investors turned to stocks that typically provide a defensive hedge. The financial sector remained strong throughout the entire year.

INTERNATIONAL MARKET HARD-HIT BY ASIAN CRISIS
The Asian currency crisis and resulting market meltdown had the greatest impact in the international equity arena, where returns, as measured by the Europe, Australia and Far East Gross Domestic Product (EAFE GDP) Index, fell 5.46% in the second half of 1997. For the 12-month period, the EAFE GDP Index was up only 5.95%.

Much of this poor performance was due to the Japanese market, which comprises 25% of the Index, and the rest of the Far East contingent. At the same time, the dollar's strength versus other currencies magnified the downturn in U.S. dollars. On the bright side, though, several European countries rebounded from recession to post strong relative performance--stronger than the S&P 500, in some cases.

STOCKS SHOULD COOL FROM RECORD-BREAKING PACE
While domestic stocks should enjoy another positive year in 1998, it's unlikely that the record-breaking pace of the last three years will continue.

We believe that conditions remain favorable for another year of positive returns, but we think that the market environment will be much more volatile due to worldwide deflationary fears and high valuation levels. It's important to remember, though, that in 1995, 1996 and early 1997 we saw extremely low levels of volatility. What we should see in 1998 is a return to more "normal" levels of volatility.

While the economy should remain favorable for stocks, economic growth should slow in 1998, which could cause earnings to moderate. In fact, for the first time in several years, earnings growth will likely move from double digits to single digits. But what may be even more important than earnings growth is earnings reliability. Slower economic growth and the fallout from the Asian situation will make it extremely important for companies to meet their earnings expectations.

On the international front, we believe that European stocks are well positioned for another strong year. On the other hand, economic problems in Japan and the rest of Asia should lead to dramatically slower growth for Asia.

All of these factors underscore the importance of maintaining a disciplined approach to equity investing. We encourage our investors to remain diversified among a variety of stock types and to stay focused on long-term returns.

LOGO
Richard R. Jandrain III
Senior Managing Director of Equity Securities

Banc One Investment Advisors Corporation

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Asset Allocation Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                            ASSET BACKED SECURITIES (2.6%):
     20     Advanta Credit Card Master Trust,
              5.95%, 8/31/99....................   $     20
    298     Advanta Mortgage Loan Trust, Series
              1994-3, Class A2, 7.60%,
              7/25/10...........................        302
    600     Case Equipment Loan Trust, Series
              1996-B, Class A3, 6.65%,
              9/15/03...........................        609
    480     Green Tree Financial Corp., Series
              1996-3, Class A3, 6.70%,
              5/15/27...........................        486
    800     Greentree Financial Corp., Series
              1996-7, Class A4, 6.80%,
              10/15/27..........................        822
     67     KeyCorp Auto Grantor Trust, Series
              1995-A A, 5.80%, 7/15/00..........         67
    500     Nationsbank Auto Owner Trust 1996-A
              A3, 6.38%, 7/15/00................        502
    525     Olympic Automobile Receivables
              Trust, 6.05%, 8/15/02.............        524
  1,025     Olympic Automobile Receivables
              Trust, Series 1996-B, Class A4,
              6.70%, 3/15/02....................      1,034
    630     The Money Store Home Equity Trust,
              Series 1993-C, 5.18%, 7/15/06.....        624
    181     The Money Store Home Equity Trust,
              Series 1994-B, Class A2, 6.80%,
              2/15/13...........................        184
     67     Union Federal Savings Bank Trust,
              Series 1994 A A, 5.08%, 5/15/00...         67
                                                   --------
                   Total Asset Backed Securities      5,241
                                                   --------
                                   COMMERCIAL PAPER (3.8%):
                                 Financial Services (3.8%):
  7,905     Merrill Lynch, 5.81%, 3/19/98.......      7,810
                                                   --------
                          Total Commercial Paper      7,810
                                                   --------
                                     COMMON STOCKS (51.4%):
                       Business Equipment & Service (0.4%):
      7     Jacobs Engineering Group, Inc.......        178
     20     Service Corp. International.........        720
                                                   --------
                                                        898
                                                   --------
                                      Capital Goods (3.6%):
     11     Cooper Industries, Inc..............        544
     14     Emerson Electric Co.................        790
     38     General Electric Co.................      2,803
     10     Harsco Corp.........................        431
      6     Hubbell, Inc., Class B..............        306
     12     Mark IV Industries, Inc.............        271
      6     Precision Castparts.................        338
     19     Teleflex, Inc.......................        725
     26     Tyco International..................      1,167
                                                   --------
                                                      7,375
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                  COMMON STOCKS, CONTINUED:
                                   Consumer Durable (0.9%):
     19     Autozone, Inc. (c)..................   $    554
     25     Chrysler Corp.......................        862
     11     Lear Corp. (b)......................        508
                                                   --------
                                                      1,924
                                                   --------
                               Consumer Non-Durable (5.2%):
     31     Archer-Daniels-Midland Co...........        670
     21     Coca Cola Co........................      1,419
     19     ConAgra, Inc........................        637
      6     Estee Lauder Companies, Class A.....        314
     19     Intimate Brands, Inc. (c)...........        457
     14     McCormick & Co., Inc................        398
     18     Newell Companies, Inc...............        774
     35     PepsiCo, Inc........................      1,279
     47     Philip Morris Co., Inc..............      2,114
      8     Proctor & Gamble Co.................        615
     13     Quaker Oats Co......................        686
     11     Revlon, Inc. (b)....................        396
     22     RJR Nabisco Holdings Corp...........        821
                                                   --------
                                                     10,580
                                                   --------
                                  Consumer Services (2.9%):
     10     Belo (A.H.) Corp., Series A.........        561
     21     Cendant Corp. (c)...................        729
     18     Hasbro, Inc.........................        575
     23     Hilton Hotels Corp..................        687
     10     MGM Grand, Inc. (b)(c)..............        375
     17     Tele-Communications, Inc............        479
      9     Telecom-TCI Ventures Group, Series
              A.................................        265
     15     Time Warner, Inc....................        923
      3     Tricon Global Restaurants...........         97
     16     Viacom, Inc.........................        651
      7     Walt Disney Co......................        644
                                                   --------
                                                      5,986
                                                   --------
                                             Energy (4.3%):
      9     Ashland, Inc........................        489
     11     Atlantic Richfield Co...............        857
      8     Devon Energy Corp...................        312
      8     Dresser Industries, Inc.............        319
     38     Exxon Corp..........................      2,324
     16     Mobil Corp..........................      1,155
     25     Royal Dutch Petroleum, NY Shares....      1,349
     20     Tosco Corp. (c).....................        764
     20     USX-Marathon Group..................        682
     10     Weatherford Enterra, Inc............        455
                                                   --------
                                                      8,706
                                                   --------
                                 Financial Services (9.1%):
      5     Allstate Corp.......................        473
      6     American Express Co.................        500
      9     American International Group,
              Inc...............................        941
      9     Charter One Financial, Inc..........        587

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Asset Allocation Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                  COMMON STOCKS, CONTINUED:
                             Financial Services, continued:
      9     Chase Manhattan Corp................   $  1,007
      4     Cigna Corp..........................        675
     11     Equitable Co., Inc..................        537
     22     Federal National Mortgage Assoc.....      1,267
      7     First American Bank Corp............        509
     23     First Union Corp. (c)...............      1,189
     15     Fleet Financial Group, Inc..........      1,147
      8     Hartford Financial Services Group...        777
     16     Morgan Stanley Dean Witter
              Discover..........................        952
     21     Nationsbank.........................      1,265
     16     PNC Bank Corp.......................        902
     10     Provident Co., Inc..................        390
     13     Regions Financial Corp..............        527
     14     Southtrust Corp.....................        856
     10     State Street Corp...................        570
      7     TransAmerica Corp...................        692
     24     Travelers Group, Inc................      1,293
      8     Washington Mutual, Inc..............        491
      3     Wells Fargo & Co....................        916
                                                   --------
                                                     18,463
                                                   --------
                                        Health Care (5.7%):
     17     Abbott Labs.........................      1,141
     13     American Home Products Corp.........        979
      9     Amgen, Inc. (b).....................        498
     12     Baxter International, Inc...........        625
     18     Bristol Myers Squibb Co.............      1,723
      6     Cardinal Health, Inc. (c)...........        436
     23     Eli Lilly & Co......................      1,580
     10     Guidant Corp........................        647
     15     Healthsouth Corp....................        427
      7     Johnson & Johnson...................        435
     13     Medpartners, Inc....................        291
      9     Merck & Co., Inc....................        967
      6     Pfizer, Inc.........................        447
     14     Tenet Healthcare Corp...............        474
      7     Warner-Lambert Co...................        856
                                                   --------
                                                     11,526
                                                   --------
                                      Raw Materials (2.2%):
      9     Betzdearborn, Inc...................        556
     14     Crompton & Knowles Corp.............        371
     14     Du Pont (EI) de Nemours & Co........        841
     17     Ferro Corp..........................        417
     20     Morton International, Inc...........        674
     13     Nalco Chemical Co...................        506
     12     Olin Corp...........................        572
     14     Praxair, Inc........................        630
                                                   --------
                                                      4,567
                                                   --------
                                             Retail (3.1%):
     26     CompUSA, Inc........................        800
     14     Dayton Hudson Corp..................        911
     16     Gymboree............................        441

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                  COMMON STOCKS, CONTINUED:
                                         Retail, continued:
     28     Just For Feet, Inc. (b).............   $    364
     23     Kroger Co. (b)......................        850
     35     Officemax, Inc. (b).................        504
      9     Outback Steakhouse, Inc. (c)........        270
     18     Toys R Us, Inc. (b).................        556
     40     Wal-Mart Stores, Inc................      1,558
                                                   --------
                                                      6,254
                                                   --------
                                            Shelter (1.3%):
     25     Kaufman & Broad Home Corp...........        570
     16     Kimberly Clark Corp.................        765
     11     Leggett & Platt, Inc................        456
      9     Masco Corp..........................        468
     12     Pentair, Inc........................        435
                                                   --------
                                                      2,694
                                                   --------
                                         Technology (7.7%):
      6     Altera Corp. (b)....................        186
     18     Analog Devices, Inc. (b)(c).........        485
     10     BMC Software, Inc. (b)..............        623
     12     Boeing Co...........................        573
     22     Cadence Design Systems, Inc. (c)....        534
     23     Cisco Systems, Inc. (b).............      1,257
     20     Compaq Computer Corp. (b)...........      1,134
     14     Dell Computer Corp. (b).............      1,168
      5     General Motors, Class H.............        166
     12     Hewlett Packard Co..................        750
     28     Intel Corp..........................      1,946
     17     International Business Machines.....      1,809
      6     Lockheed Martin Corp................        591
      8     Lucent Technologies, Inc............        623
     20     Microsoft Corp. (b).................      2,597
     16     Orbital Sciences Corp. (b)..........        467
      3     Raytheon Co., Class A...............        125
     17     Teradyne, Inc. (b)..................        547
                                                   --------
                                                     15,581
                                                   --------
                                          Utilities (5.0%):
     14     AES Corp. (b).......................        653
     10     Century Telephone Enterprises.......        498
     11     Florida Power & Light, Inc..........        657
     19     General Public Utilities Corp.......        779
     23     GTE Corp............................      1,212
     26     LCI International, Inc. (c).........        803
     10     MCN Corp............................        392
      6     National Fuel Gas Co................        278
     26     New York State Electric & Gas.......        919
     20     SBC Communications, Inc.............      1,428

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Asset Allocation Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                  COMMON STOCKS, CONTINUED:
                                      Utilities, continued:
     19     Sprint Corp.........................   $  1,102
     16     Texas Utilities.....................        677
     26     Worldcom, Inc. (c)..................        793
                                                   --------
                                                     10,191
                                                   --------
                             Total Common Stocks    104,745
                                                   --------
                                   CORPORATE BONDS (11.4%):
                       Banking, Finance & Insurance (7.1%):
 $1,000     Association Corp., 8.27%, 11/8/01...      1,069
  1,000     Bankamerica Corp., 8.13%, 2/1/02....      1,063
    500     Chrysler Financial Corp., 5.88%,
              2/7/01............................        497
  1,070     Circuit City Credit Card Master
              Trust, 6.38%, 8/15/05.............      1,077
  1,000     First Hawaiian, Inc., 6.25%,
              8/15/00...........................        998
    610     Ford Credit Auto Loan Master Trust,
              5.50%, 2/15/03....................        603
    500     Ford Motor Credit Corp., 8.38%,
              1/15/00...........................        522
    250     General Motors Acceptance Corp.,
              7.00%, 3/1/00.....................        254
  1,250     General Motors Acceptance Corp.,
              8.25%, 2/24/04....................      1,361
  1,000     Goldman Sachs Group, 7.20%, 3/1/07,
              144 A.............................      1,053
    750     Huntington National Bank, 6.75%,
              6/15/03...........................        764
    250     Lehman Brothers Holdings, Inc.,
              6.38%, 6/1/98.....................        250
    300     Lehman Brothers Holdings, Inc.,
              8.88%, 11/1/98....................        307
    500     Lehman Brothers, Inc., 9.88%,
              10/15/00..........................        544
    550     MBNA Master Credit Card, 5.40%,
              3/15/99...........................        546
    800     McDonnell Douglas Corp., 9.30%,
              9/11/02...........................        834
    307     McDonnell Douglas Corp., 6.45%,
              12/5/02...........................        309
    750     Midland Bank PLC, 6.95%, 3/15/11....        770
    250     Nationsbank Texas, 6.75%, 8/15/00...        254
  1,000     Society National Bank, 6.75%,
              6/15/03...........................      1,019
    500     Suntrust Banks, 7.38%, 7/1/02.......        519
                                                   --------
                                                     14,613
                                                   --------
                                        Industrials (2.5%):
    250     Anheuser Busch Co., 8.75%,
              12/1/99...........................        262
    500     Campbell Soup Co., 5.63%, 9/15/03...        487
    250     Coca-Cola Co., 7.88%, 9/15/98.......        253
    500     Dayton Hudson Corp., 7.25%,
              9/1/04............................        520
    200     Du Pont (EI) de Nemours & Co.,
              8.70%, 2/7/01.....................        215
    250     Ford Motor Co., 9.00%, 9/15/01......        271
    200     Illinois Tool Works, 7.50%,
              12/1/98...........................        202
    500     J C Penney & Co., 5.38%, 11/15/98...        496

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                CORPORATE BONDS, CONTINUED:
                                    Industrials, continued:
 $  250     Johnson & Johnson, 7.38%, 6/29/02...   $    262
  1,000     Occidental Petroleum, 9.25%,
              8/1/19............................      1,249
    750     Sears Roebuck Acceptance, 7.13%,
              5/2/03............................        776
                                                   --------
                                                      4,993
                                                   --------
                                     Transportation (0.3%):
    500     Union Pacific Co., 7.60%, 5/1/05....        533
                                                   --------
                                          Utilities (1.5%):
    500     AT&T Corp., 6.00%, 8/1/00 (c).......        497
    750     AT&T Corp., 7.50%, 6/1/06...........        806
    250     Duke Power Co., 7.00%, 7/1/00.......        255
    250     Southern California Edison, 7.50%,
              4/15/99...........................        254
    675     Virginia Electric & Power, 9.15%,
              6/10/99...........................        705
    500     Virginia Electric & Power, 6.63%,
              4/1/03............................        509
                                                   --------
                                                      3,026
                                                   --------
                           Total Corporate Bonds     23,165
                                                   --------
FEDERAL AGENCY DEBENTURES (1.0%):
                   Federal National Mortgage Assoc. (1.0%):
  1,000     5.55%, 9/8/98.......................        997
  1,000     5.53%, 2/10/99......................        996
                                                   --------
                 Total Federal Agency Debentures      1,993
                                                   --------
                  U.S. GOVERNMENT AGENCY MORTGAGES (12.8%):
                   Federal Home Loan Mortgage Corp. (4.8%):
    135     10.00%, 9/1/03, Pool #E30407........        143
    295     8.00%, 3/1/08, Pool #E45796.........        305
    943     7.00%, 1/1/12, Pool #E66116.........        957
    313     10.50%, 10/1/20, Pool #D24679.......        347
    765     8.00%, 4/1/25, Pool #C00401.........        795
    837     8.00%, 5/1/25, Pool #D60455.........        870
    457     7.00%, 2/1/26, Pool #D69343.........        463
    947     6.50%, 2/1/26, Pool #D68124.........        938
    680     6.50%, 2/1/26, Pool #D68616.........        673
    487     7.00%, 3/1/26, Pool #D69430.........        492
    913     7.50%, 5/1/26, Pool #C00460.........        937
    806     8.50%, 7/1/26, Pool #C00472.........        842
    957     7.00%, 10/1/26, Pool #D75494........        967
  1,000     7.50%, 12/1/27......................      1,023
                                                   --------
                                                      9,752
                                                   --------
                 Federal National Conventional Loan (0.5%):
    380     8.00%, 6/1/24, Pool #250085.........        395
    650     8.00%, 6/1/24, Pool #270402.........        675
                                                   --------
                                                      1,070
                                                   --------
                   Federal National Mortgage Assoc. (2.9%):
    275     6.40%, 3/25/03......................        275
    250     6.40%, 1/13/04......................        250
    864     6.50%, 5/1/11, Pool #337195.........        865

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Asset Allocation Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
               U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
               Federal National Mortgage Assoc., continued:
 $  892     7.00%, 7/1/25, Pool #317252.........   $    901
    854     6.50%, 2/1/26, Pool #337115.........        846
    844     7.50%, 5/1/26, Pool #344916.........        865
    917     7.00%, 5/1/26, Pool #346269.........        926
    866     7.50%, 11/1/26, Pool #363626........        886
                                                   --------
                                                      5,814
                                                   --------
                Government National Mortgage Assoc. (4.6%):
    709     5.50%, 4/20/11, Pool #2222..........        677
    113     8.00%, 4/15/17, Pool #192100........        119
     72     8.00%, 5/15/22, Pool #329176........         75
     88     6.50%, 1/15/24, Pool #376656........         88
    229     8.00%, 4/15/24, Pool #376038........        239
  1,114     8.00%, 8/15/24, Pool #394024........      1,161
  1,333     7.00%, 8/15/25, Pool #413007........      1,348
    977     6.50%, 4/15/26, Pool #416192........        967
    962     6.50%, 4/15/26, Pool #424185........        952
    842     7.50%, 5/15/26, Pool #375345........        864
    985     7.00%, 5/15/26, Pool #375344........        995
    858     8.50%, 1/15/27, Pool #432266........        901
  1,000     7.50%, 12/15/27, Pool #455358.......      1,025
                                                   --------
                                                      9,411
                                                   --------
          Total U.S. Government Agency Mortgages     26,047
                                                   --------
                         U.S. TREASURY OBLIGATIONS (14.2%):
                                U.S. Treasury Bills (0.2%):
     55     1/22/98 (d).........................         55
     95     2/5/98 (d)..........................         95
     40     2/19/98 (d).........................         40
    115     2/26/98 (d).........................        114
     55     3/12/98 (d).........................         54
                                                   --------
                                                        358
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                      U.S. TREASURY OBLIGATIONS, CONTINUED:
                                U.S. Treasury Bonds (5.2%):
 $  750     11.25%, 2/15/15 (c).................   $  1,176
  1,900     7.50%, 11/15/16.....................      2,218
  4,700     8.13%, 8/15/19 (c)..................      5,877
  1,000     7.88%, 2/15/21 (c)..................      1,228
                                                   --------
                                                     10,499
                                                   --------
                                U.S. Treasury Notes (8.8%):
    500     7.25%, 2/15/98 (c)..................        501
    600     9.00%, 5/15/98......................        608
    200     8.88%, 2/15/99......................        207
    300     5.88%, 3/31/99......................        301
  3,250     7.00%, 4/15/99 (c)..................      3,304
    300     6.00%, 10/15/99.....................        302
    250     7.75%, 11/30/99 (c).................        259
  1,000     7.75%, 1/31/00 (c)..................      1,040
  1,000     6.50%, 5/31/01 (c)..................      1,023
  6,500     6.50%, 8/31/01 (c)..................      6,661
  2,000     6.63%, 3/31/02 (c)..................      2,064
    150     6.25%, 2/15/03 (c)..................        153
  1,500     6.50%, 5/15/05 (c)..................      1,563
                                                   --------
                                                     17,986
                                                   --------
                 Total U.S. Treasury Obligations     28,843
                                                   --------
                              REPURCHASE AGREEMENTS (2.4%):
  4,876     Prudential Securities, 6.80%, 1/2/98
              (Collateralized by $5,105 U.S.
              Treasury Bills, 6/25/98, market
              value $4,974).....................      4,876
                                                   --------
                     Total Repurchase Agreements      4,876
                                                   --------
Total (Cost $179,677) (a).......................   $202,720
                                                   ========

------------

Percentages indicated are based on net assets of $203,458.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation.....................................  $24,268
                   Unrealized depreciation.....................................   (1,173)
                                                                                 -------
                   Net unrealized appreciation.................................  $23,095
                                                                                 =======

(b) Non-income producing securities.

(c) A portion of this security was loaned as of December 31, 1997.

(d) Serves as collateral for futures contracts.

At December 31, 1997, the Portfolio's open futures contracts were as follows:

                                                                    CURRENT
 NUMBER                                             OPENING         MARKET
   OF                                              POSITIONS         VALUE
CONTRACTS              CONTRACT TYPE                 (000)           (000)
---------              -------------               ---------        -------
   34        Long S&P 500 March 1998 Futures        $8,270          $8,322

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Income Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
COMMON STOCKS (90.9%):
Business Equipment & Services (2.0%):
     63     Automatic Data Processing, Inc.......   $  3,867
    200     Browning-Ferris Industries, Inc.
              (b)................................      7,400
    225     Dun & Bradstreet Corp................      6,961
                                                    --------
                                                      18,228
                                                    --------
Capital Goods (5.2%):
    215     Cooper Industries, Inc...............     10,535
     97     Deere & Co...........................      5,656
    358     General Electric Co..................     26,269
    100     Johnson Controls, Inc................      4,775
                                                    --------
                                                      47,235
                                                    --------
Consumer Durable (2.2%):
     57     Briggs & Stratton Corp...............      2,778
     60     Chrysler Corp........................      2,111
    300     Ford Motor Co........................     14,606
                                                    --------
                                                      19,495
                                                    --------
Consumer Non-Durable (15.1%):
    120     American Greetings Corp., Class A....      4,695
    254     Campbell Soup Co.....................     14,741
    120     Clorox Co............................      9,488
    242     Coca Cola Co.........................     16,123
    464     ConAgra, Inc.........................     15,225
    120     Eastman Kodak Co. (b)................      7,298
    171     H.J. Heinz Co........................      8,689
    135     International Flavors & Fragrances,
              Inc. (c)...........................      6,953
    150     McCormick & Co., Inc.................      4,200
     40     Newell Co., Inc......................      1,703
    140     PepsiCo, Inc.........................      5,101
    411     Philip Morris Co., Inc...............     18,617
    180     Procter & Gamble Co. (b).............     14,366
    104     Quaker Oats Co.......................      5,486
    110     RJR Nabisco Holdings Corp............      4,125
                                                    --------
                                                     136,810
                                                    --------
Consumer Services (1.1%):
    140     McGraw-Hill Co., Inc. (b)............     10,360
                                                    --------
Energy (10.0%):
    160     Amoco Corp...........................     13,620
    100     Atlantic Richfield Co................      8,013
    150     Dresser Industries, Inc. (b).........      6,291
    321     Exxon Corp...........................     19,666
    130     Halliburton Co.......................      6,752
    220     Mobil Corp...........................     15,881
    350     Royal Dutch Petroleum Co.............     18,966
     50     USX-Marathon Group...................      1,688
                                                    --------
                                                      90,877
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                   COMMON STOCKS, CONTINUED:
Financial Services (17.9%):
    130     Allstate Corp........................   $ 11,814
    231     American Express Co..................     20,613
     19     Bank of New York Co., Inc............      1,087
    257     BankAmerica Corp.....................     18,761
     73     Chase Manhattan Corp.................      7,997
     50     Citicorp.............................      6,322
     13     Comerica, Inc........................      1,143
    216     Federal National Mortgage Assoc......     12,326
    120     First Tennessee National Corp. (b)...      8,010
     50     First Union Corp.....................      2,563
    120     J.P. Morgan & Co., Inc...............     13,545
    181     Lincoln National Corp................     14,141
     10     Marsh & Mclennan Co..................        753
    116     National City Corp...................      7,627
     65     Norwest Corp.........................      2,511
     42     Regions Financial Corp...............      1,772
    200     Reliastar Financial Corp.............      8,238
     41     Southtrust Corp......................      2,601
      6     SunAmerica, Inc......................        774
     95     TransAmerica Corp....................     10,118
     80     U.S. Bancorp.........................      8,955
                                                    --------
                                                     161,671
                                                    --------
Health Care (12.0%):
     45     Abbott Labs..........................      2,950
    205     American Home Products Co............     15,683
    276     Baxter International, Inc............     13,921
    241     Bristol Myers Squibb Co..............     22,765
    118     Merck & Co., Inc.....................     12,484
    135     Pfizer, Inc..........................     10,066
    244     Schering Plough Corp.................     15,159
    125     Warner Lambert Co....................     15,500
                                                    --------
                                                     108,528
                                                    --------
Multi-Industry (0.7%):
     80     Minnesota Mining & Manufacturing
              Co.................................      6,565
Raw Materials (4.5%):
    169     Dow Chemical Co......................     17,129
    140     Du Pont (EI) de Nemours & Co.........      8,409
    160     Nalco Chemical Co....................      6,330
     83     Olin Corp. (b).......................      3,891
    220     Pall Corp. (b).......................      4,551
                                                    --------
                                                      40,310
                                                    --------
Retail (3.0%):
    178     Albertsons, Inc. (b).................      8,433
    173     May Department Stores Co.............      9,117
    185     Wal-Mart Stores, Inc.................      7,296
     80     Walgreen Co..........................      2,510
                                                    --------
                                                      27,356
                                                    --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Income Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                   COMMON STOCKS, CONTINUED:
Shelter (2.0%):
     85     Kimberly Clark Corp..................   $  4,192
    275     Sonoco Products Co...................      9,539
     85     Weyerhaeuser Co......................      4,170
                                                    --------
                                                      17,901
                                                    --------
Technology (5.6%):
    113     AMP, Inc. (b)........................      4,746
    100     Boeing Co............................      4,894
    127     Hewlett Packard Co...................      7,938
     96     International Business Machines......     10,038
     60     Lockheed Martin Corp. (b)............      5,910
     60     United Technologies Corp.............      4,369
    175     Xerox Corp. (b)......................     12,916
                                                    --------
                                                      50,811
                                                    --------
Transportation (0.6%):
     50     Norfolk Southern Corp................      1,541
     60     Union Pacific Corp...................      3,746
                                                    --------
                                                       5,287
                                                    --------
Utilities (9.0%):
    181     AT&T Corp............................     11,078
    190     BellSouth Corp.......................     10,699
    147     Central & South West Corp. (b).......      3,978
     20     El Paso Natural Gas Co...............      1,330
    160     Entergy Corp.........................      4,790
    240     GTE Corp.............................     12,540
    120     Ku Energy Corp.......................      4,710
     33     New Century Energies, Inc............      1,596
     50     Northern States Power Co.............      2,931
    130     Questar Corp.........................      5,801
    230     SBC Communications, Inc..............     16,849
     90     Sprint Corp..........................      5,276
                                                    --------
                                                      81,578
                                                    --------
  Total Common Stocks                                823,012
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
CONVERTIBLE BONDS (4.1%):
 $7,725     Alza Corp., 5.00%, 5/1/06............   $  8,053
  2,500     Athena Neurosciences, 4.75%,
              11/15/04, Callable 11/15/00 @
              102.7..............................      2,547
  6,500     Hilton Hotels Corp., 5.00%,
              5/15/06............................      7,150
    725     Home Depot, Inc., 3.25%, 10/1/01,
              Callable 10/1/99 @ 100.81..........        982
  6,000     Masco Corp., 5.25%, 2/15/12..........      7,215
  5,500     Medical Care International, 6.75%,
              10/1/06............................      5,321
  6,000     Pep Boys-Manny, Moe & Jack, 4.00%,
              9/1/99.............................      5,903
                                                    --------
  Total Convertible Bonds                             37,171
                                                    --------
PREFERRED STOCKS (2.6%):
    140     Corning Delaware.....................      8,627
    110     Crown Cork & Seal Co.................      5,170
    110     Cyprus Amax Minerals Co..............      5,253
     55     Microsoft Corp.......................      4,943
                                                    --------
  Total Preferred Stocks                              23,993
                                                    --------
REPURCHASE AGREEMENTS (2.5%):
 22,722     Prudential Securities, 6.80%, 1/2/98
              (Collateralized by $19,334 U.S.
              Treasury Bonds, 7.50%, 11/15/24,
              market value $23,177)..............     22,722
                                                    --------
  Total Repurchase Agreements                         22,722
                                                    --------
Total (Cost $499,296) (a)                           $906,898
                                                    ========

------------
Percentages indicated are based on net assets of $905,702.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation.....................................  $410,325
                   Unrealized depreciation.....................................    (2,723)
                                                                                 --------
                   Net unrealized appreciation.................................  $407,602
                                                                                 ========

(b) A portion of this security was loaned as of December 31, 1997.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                   COMMERCIAL PAPER (1.7%):
                      Financial Services (1.7%):
 $3,000     CXC, Inc., 5.82%, 3/19/98...........   $  2,964
  3,000     Ford Motor Co., 5.78%, 3/19/98......      2,964
  2,275     General Electric, 5.78%, 3/19/98....      2,248
  8,095     Merrill Lynch, 5.67%, 3/19/98.......      7,996
                                                   --------
                          Total Commercial Paper     16,172
                                                   --------
                          COMMON STOCKS (97.9%):
           Business Equipment & Services (1.9%):
     37     Automatic Data Processing, Inc......      2,254
     26     Browning-Ferris Industries, Inc.....        973
     11     Canadian Moore Corp., Ltd...........        166
     10     Ceridian Corp. (b)..................        438
     21     Cognizant Corp......................        935
      9     Computer Sciences Corp. (b).........        777
     11     Deluxe Corp.........................        365
     21     Dun & Bradstreet Corp...............        656
      8     Ecolab, Inc.........................        451
     19     Equifax, Inc........................        663
     56     First Data Corp.....................      1,632
     13     H & R Block.........................        567
     16     Ikon Office Solutions (c)...........        450
     15     Interpublic Group Co., Inc..........        762
      3     John H. Harland Co..................         70
     38     Laidlaw, Inc........................        515
      6     National Service Industries, Inc....        309
     19     Omnicom Group, Inc..................        814
     19     Pitney Bowes, Inc...................      1,670
     19     R.R. Donnelley & Sons Co. (c).......        710
     10     Ryder Systems, Inc..................        328
      7     Safety-Kleen Corp...................        202
     31     Service Corp. International.........      1,153
     57     WMX Technologies, Inc...............      1,554
                                                   --------
                                                     18,414
                                                   --------
                           Capital Goods (5.7%):
      3     Aeroquip-Vickers, Inc...............        150
     11     Black & Decker Corp.................        422
      9     Case Corp...........................        538
     48     Caterpillar, Inc....................      2,318
      5     Cincinnati Milacron, Inc............        126
     15     Cooper Industries, Inc..............        732
      5     Crane Co............................        237
      5     Cummins Engine, Inc. (c)............        300
     32     Deere & Co..........................      1,843
     28     Dover Corp..........................      1,006
     56     Emerson Electric Co.................      3,136
     11     Fluor Corp..........................        396
      5     Foster Wheeler Corp.................        131
    407     General Electric Co.................     29,896
      6     General Signal Corp.................        272
      7     Grainger W.W., Inc..................        664
      6     Harnischfeger Industries, Inc.......        220

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
                       Capital Goods, continued:
     16     Honeywell, Inc......................   $  1,082
     30     Illinois Tool Works.................      1,792
     20     Ingersoll Rand Co...................        794
     10     Johnson Controls, Inc...............        491
      1     Nacco Industries, Inc...............         84
     10     Navistar International Corp. (b)....        239
      6     Owens-Corning Fiberglass Corp.......        220
      9     Paccar, Inc.........................        493
     14     Parker-Hannifin Corp................        644
     23     PPG Industries, Inc.................      1,298
     22     Sherwin-Williams Co.................        604
      8     Snap-On, Inc........................        352
     11     Stanley Works.......................        518
     19     Thermo Electron Corp. (b)(c)........        823
      7     Timken Co...........................        239
     66     Tyco International, Ltd.............      2,966
                                                   --------
                                                     55,026
                                                   --------
                        Consumer Durable (2.3%):
     19     Autozone, Inc. (b)(c)...............        548
      2     Briggs & Stratton Corp..............        115
     84     Chrysler Corp.......................      2,960
     10     Cooper Tire & Rubber Co.............        256
     12     Dana Corp...........................        588
     10     Eaton Corp..........................        876
      8     Echlin, Inc.........................        287
    148     Ford Motor Co.......................      7,189
     91     General Motors Corp.................      5,509
     23     Genuine Parts Co....................        770
     19     Goodyear Tire & Rubber Co...........      1,211
     14     ITT Industries, Inc.................        453
     13     Maytag Corp.........................        472
      0     Meritore Automotive, Inc. (d).......          0
     10     Whirlpool Corp......................        523
                                                   --------
                                                     21,757
                                                   --------
                   Consumer Non-Durable (11.9%):
      6     Alberto Culver Co., Class B.........        207
     10     American Greetings Corp., Class A...        372
     62     Anheuser Busch Co., Inc.............      2,707
     72     Archer-Daniels-Midland Co...........      1,567
     17     Avon Products, Inc..................      1,037
      3     Ball Corp...........................        111
      7     Bemis Co............................        305
      9     Brown-Forman Corp., Class B.........        486
     58     Campbell Soup Co....................      3,384
     13     Clorox Co...........................      1,048
    309     Coca Cola Co........................     20,559
     36     Colgate Palmolive Co................      2,677
     60     ConAgra, Inc........................      1,958
      5     Coors Adolph Co., Class B...........        154

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
                Consumer Non-Durable, continued:
     18     CPC International...................   $  1,950
     16     Crown Cork & Seal Co. (c)...........        780
     42     Eastman Kodak Co....................      2,542
      5     Fleming Co., Inc....................         63
     23     Fort James Corp.....................        898
     22     Fortune Brands Inc..................        806
     10     Fruit of The Loom, Inc., Class A
              (b)...............................        249
     20     General Mills, Inc..................      1,423
     69     Gillette Co. (c)....................      6,960
     46     H.J. Heinz Co.......................      2,328
     19     Hershey Foods Corp..................      1,186
     14     International Flavors & Fragrances,
              Inc...............................        702
      5     Jostens, Inc........................        116
     52     Kellogg Co. (c).....................      2,566
     10     Liz Claiborne, Inc..................        401
     20     Newell Co...........................        851
     36     Nike, Inc., Class B (c).............      1,409
    192     PepsiCo, Inc........................      7,007
    303     Philip Morris Co., Inc..............     13,709
      8     Pioneer Hi-Bred International,
              Inc...............................        879
      6     Polaroid Corp.......................        292
    168     Proctor & Gamble Co.................     13,447
     17     Quaker Oats Co......................        876
     13     Ralston Purina Group................      1,212
      7     Reebok International Ltd. (b).......        209
     19     Rubbermaid, Inc.....................        482
      5     Russell Corp........................        129
     60     Sara Lee, Corp......................      3,383
     46     Seagram Co., Ltd. (c)...............      1,502
      2     Springs Industries, Inc., Class A...         91
      9     Supervalu, Inc......................        369
     22     Sysco Corp..........................      1,023
      8     Tupperware Corp.....................        223
     79     Unilever N V........................      4,944
     24     UST, Inc............................        902
     17     V.F. Corp...........................        759
     14     Wrigley (Wm.) Junior Co.............      1,148
                                                   --------
                                                    114,388
                                                   --------
                       Consumer Services (4.2%):
     12     Brunswick Corp......................        366
     88     CBS Corp............................      2,584
     96     Cendant Corp. (b)(c)................      3,312
     12     Clear Channel Communications (b)....        961
     41     Comcast Corp., Class A..............      1,305
     12     Dow Jones & Co., Inc................        645
     35     Gannett, Inc........................      2,166
     12     Harrah's Entertainment, Inc. (b)....        236
     16     Hasbro, Inc.........................        508
     31     Hilton Hotels Corp..................        922
     14     ITT Corp. (b).......................      1,189

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
                   Consumer Services, continued:
      5     King World Productions, Inc. (b)....   $    263
     12     Knight-Ridder, Inc..................        632
     16     Marriott International, Inc.........      1,091
     34     Mattel, Inc.........................      1,283
     13     McGraw-Hill Co., Inc................        937
      6     Meredith Corp.......................        226
     22     Mirage Resorts, Inc. (b)............        496
     12     New York Times Co., Class A.........        807
     63     Tele-Communications, Inc., Class A
              (b)...............................      1,749
     71     Time Warner, Inc....................      4,381
     13     Times Mirror Co., Class A (c).......        795
     16     Tribune Co..........................      1,016
     59     U.S. West, Inc. (b).................      2,651
     45     Viacom, Inc., Class B (b)...........      1,848
     84     Walt Disney Co......................      8,346
                                                   --------
                                                     40,715
                                                   --------
                                  Energy (8.3%):
     11     Amerada Hess Corp. (c)..............        625
     61     Amoco Corp..........................      5,227
      7     Anadarko Petroleum Corp.............        443
     11     Apache Corp.........................        393
      8     Ashland, Inc........................        441
     40     Atlantic Richfield Co...............      3,224
     20     Baker Hughes, Inc...................        892
     22     Burlington Northern.................        970
     81     Chevron Corp. (c)...................      6,216
     22     Dresser Industries, Inc.............        919
    308     Exxon Corp..........................     18,866
     31     Halliburton Co......................      1,621
      2     Helmerich & Payne, Inc..............        161
      7     Kerr McGee Corp.....................        426
      7     McDermott International, Inc........        265
     98     Mobil Corp..........................      7,066
     40     Occidental Petroleums Corp. (c).....      1,172
     12     Oryx Energy Co. (b).................        316
      6     Pennzoil Co.........................        404
     33     Phillips Petroleum Co...............      1,587
     11     Rowan Cos., Inc. (b)................        327
    266     Royal Dutch Petroleum Co............     14,415
     62     Schlumberger Ltd. (c)...............      4,954
      9     Sun, Inc............................        389
     22     Tenneco, Inc........................        862
     65     Texaco, Inc.........................      3,550
     31     Union Pacific Resources Group,
              Inc...............................        750
     31     Unocal Corp.........................      1,187
     36     USX-Marathon Group..................      1,212
      7     Western Atlas, Inc. (b).............        533
                                                   --------
                                                     79,413
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
                     Financial Services (16.7%):
     54     Allstate Corp.......................   $  4,918
     59     American Express Co.................      5,257
     30     American General Corp. (c)..........      1,623
     88     American International Group, Inc.
              (c)...............................      9,569
     20     Aon Corp............................      1,161
     72     Banc One Corp. (c)..................      3,887
     47     Bank of New York Co., Inc...........      2,729
     88     BankAmerica Corp....................      6,428
     18     Bankboston Corp.....................      1,726
     12     Bankers Trust New York Corp.........      1,359
     26     Barnett Banks, Inc..................      1,842
     17     BB&T Corp...........................      1,076
      7     Beneficial Corp.....................        575
     33     Charles Schwab Corp.................      1,373
     53     Chase Manhattan Corp................      5,767
     22     Chubb Corp..........................      1,639
     10     Cigna Corp..........................      1,644
      6     Cincinnati Financial Corp...........        816
     57     Citicorp............................      7,212
     14     Comerica, Inc.......................      1,236
     22     Conseco, Inc........................      1,018
     26     Corestates Financial Corp...........      2,062
     13     Country Wide Credit.................        549
     88     Federal Home Loan Mortgage Corp.....      3,695
    132     Federal National Mortgage Assoc.....      7,535
     20     Fifth Third Bancorp.................      1,615
     37     First Chicago NBD Corp..............      3,064
     70     First Union Corp....................      3,584
     32     Fleet Financial Group, Inc..........      2,397
     10     General Re Corp.....................      2,138
      8     Golden West Financial Corp..........        755
     17     Green Tree Financial Corp. (c)......        445
     12     H.F. Ahmanson & Co..................        813
     14     Hartford Financial Services Group...      1,342
     13     Household International, Inc. (c)...      1,695
     24     Huntington Bancshares (c)...........        857
     23     J.P. Morgan & Co., Inc. (c).........      2,578
      9     Jefferson Pilot Corp................        715
     27     KeyCorp.............................      1,912
     13     Lincoln National Corp...............        999
     20     Marsh & McLennan Co.................      1,521
     11     MBIA, Inc...........................        702
     62     MBNA Corp...........................      1,701
     31     Mellon Bank Corp....................      1,891
     41     Merrill Lynch & Co..................      3,007
     15     MGIC Investment Corp................        991
     73     Morgan Stanley Dean Witter
              Discover..........................      4,322
     28     National City Corp..................      1,808
     88     NationsBank Corp....................      5,378
     92     Norwest Corp........................      3,546
     38     PNC Bank Corp.......................      2,176

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
                  Financial Services, continued:
      9     Progressive Corp., Ohio.............   $  1,031
     12     Providian Financial.................        533
      7     Republic N Y Corp...................        788
     15     SAFECO Corp.........................        752
     11     St. Paul Co., Inc...................        880
     20     State Street Corp...................      1,164
     23     Sunamerica, Inc. (c)................        973
     27     SunTrust Banks, Inc.................      1,903
     21     Synovus Financial Corp. (c).........        671
     18     Torchmark Corp......................        765
      8     TransAmerica Corp...................        873
    141     Travelers Group, Inc................      7,615
     31     U.S. Bancorp........................      3,471
     19     UNUM Corp...........................      1,028
     14     USF & G Corp. (c)...................        312
     21     Wachovia Corp.......................      1,704
     31     Washington Mutual, Inc..............      1,980
     11     Wells Fargo & Co. (c)...............      3,820
                                                   --------
                                                    158,911
                                                   --------
                            Health Care (11.2%):
     97     Abbott Labs.........................      6,345
     18     Aetna (c)...........................      1,299
      8     Allergan, Inc.......................        275
     11     Alza Corp. (b)......................        338
     80     American Home Products Co...........      6,139
     33     Amgen, Inc. (b).....................      1,786
      7     Bard C.R., Inc......................        223
      7     Bausch & Lomb, Inc..................        294
     34     Baxter International, Inc...........      1,725
     16     Becton Dickinson & Co. (c)..........        809
     14     Biomet, Inc.........................        368
     24     Boston Scientific Corp. (b)(c)......      1,106
    124     Bristol Myers Squibb Co.............     11,753
     14     Cardinal Health, Inc. (c)...........      1,014
     83     Columbia/HCA Healthcare Corp. (c)...      2,449
    138     Eli Lilly & Co......................      9,632
     18     Guidant Corp........................      1,121
     25     HBO & Co............................      1,176
     43     Healthsouth Corp. (b)(c)............      1,196
     20     Humana, Inc. (b)....................        419
    165     Johnson & Johnson...................     10,894
     10     Mallinckrodt Group, Inc.............        365
      8     Manor Care, Inc.....................        283
     60     Medtronic, Inc......................      3,113
    150     Merck & Co., Inc....................     15,933
      6     Millipore Corp......................        200
    160     Pfizer, Inc.........................     11,928
     63     Pharmacia & Upjohn, Inc.............      2,307
     91     Schering Plough Corp................      5,662
      2     Shared Medical Systems Corp. (c)....        148

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
                         Health Care, continued:
     11     St. Jude Medical Center, Inc.
              (b)(c)............................   $    326
     36     Tenet Healthcare Corp. (b)..........      1,186
      8     U.S. Surgical, Corp.................        232
     23     United Healthcare Corp..............      1,132
     34     Warner Lambert Co...................      4,182
                                                   --------
                                                    107,358
                                                   --------
                          Multi-Industry (1.3%):
     70     Allied Signal, Inc..................      2,724
     29     Corning, Inc. (c)...................      1,063
      4     FMC Corp. (b).......................        293
      9     Harcourt General, Inc...............        517
     15     Loews Corp..........................      1,549
     52     Minnesota Mining & Manufacturing
              Co................................      4,276
     20     Textron, Inc........................      1,280
     16     TRW, Inc............................        850
     13     Whittman Corp.......................        332
                                                   --------
                                                     12,884
                                                   --------
                           Raw Materials (3.3%):
     14     Air Products & Chemical, Inc........      1,148
     28     Alcan Aluminum Ltd..................        769
     22     Allegheny Teledyne, Inc.............        561
     22     Aluminum Co. of America (c).........      1,525
     13     Armco, Inc. (b).....................         63
      5     ASARCO, Inc.........................        122
     14     Avery Dennison Corp.................        623
      7     B. F. Goodrich Co. (c)..............        275
     45     Barrick Gold Corp...................        831
     28     Battle Mountain Gold Co.............        165
     14     Bethlehem Steel Corp. (b)...........        116
     12     Cyprus Amax Minerals Co.............        185
     29     Dow Chemical Co.....................      2,941
    140     Du Pont (EI) de Nemours & Co........      8,436
     10     Eastman Chemical Co.................        610
     16     Echo Bay Mines Ltd. (b)(c)..........         38
     18     Engelhard Corp......................        312
     25     Freeport-McMoran Copper & Gold,
              Class B...........................        394
      8     Great Lakes Chemical Corp...........        363
     13     Hercules, Inc.......................        660
     18     Homestake Mining Co. (c)............        156
     21     Inco Ltd............................        351
      6     Inland Steel Industries, Inc........        105
     73     Monsanto Co.........................      3,063
     18     Morton International, Inc...........        622
      9     Nalco Chemical Co...................        344
     19     Newmont Mining Corp.................        565
     11     Nucor Corp. (c).....................        529
     15     Pall Corp...........................        302
      8     Phelps Dodge Corp...................        499

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
                       Raw Materials, continued:
     30     Placer Dome, Inc....................   $    376
     19     Praxair, Inc........................        852
      8     Reynolds Metals Co..................        493
      8     Rohm & Haas Co......................        766
     13     Sigma-Aldrich Corp..................        505
     17     Union Carbide Corp..................        718
     11     USX-U.S. Steel Group, Inc...........        328
      9     W.R. Grace & Co.....................        723
     11     Worthington Industries, Inc.........        187
                                                   --------
                                                     31,621
                                                   --------
                                  Retail (5.1%):
     31     Albertsons, Inc.....................      1,479
     36     American Stores Co..................        735
     13     Charming Shoppes (b)................         59
     12     Circuit City Stores, Inc. (c).......        426
     25     Costco Companies, Inc. (b)(c).......      1,107
     21     CVS Corp............................      1,323
     20     Darden Restaurants, Inc.............        250
     27     Dayton Hudson Corp..................      1,816
     14     Dillard Department Stores, Inc.,
              Class A...........................        491
     26     Federated Department Stores, Inc.
              (b)(c)............................      1,098
     51     Gap, Inc............................      1,790
      8     Giant Food Inc., Class A............        253
      5     Great Atlantic & Pacific Tea,
              Inc...............................        141
     91     Home Depot, Inc.....................      5,345
     31     J.C. Penney, Inc....................      1,893
     58     K Mart, Inc. (b)(c).................        670
     31     Kroger Co. (b)......................      1,129
     34     Limited, Inc........................        861
      4     Longs Drug Stores, Inc..............        117
     21     Lowe's Co...........................      1,010
     29     May Department Stores Co............      1,536
     87     McDonald's Corp.....................      4,136
      4     Mercantile Stores Co., Inc..........        264
     10     Nordstrom, Inc......................        633
      8     Pep Boys-Manny, Moe & Jack..........        189
     15     Rite Aid Corp.......................        856
     49     Sears Roebuck & Co..................      2,196
     16     Tandy Corp..........................        600
     19     TJX Co., Inc. (c)...................        660
     35     Toys R Us, Inc. (b).................      1,099
     19     Tricon Global Restaurants (b).......        559
    281     Wal-Mart Stores, Inc. (c)...........     11,102
     62     Walgreen Co.........................      1,936
     16     Wendy's International, Inc. (c).....        381
     19     Winn Dixie Stores, Inc. (c).........        816
     16     Woolworth Corp. (b).................        334
                                                   --------
                                                     49,290
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
                                 Shelter (1.4%):
      5     Armstrong World Industries, Inc.....   $    348
      6     Boise Cascade Corp..................        196
      3     Centex Corp. (c)....................        202
     12     Champion International Co...........        524
      4     Fleetwood Enterprises, Inc..........        176
     11     Georgia Pacific Corp................        686
     11     Georgia Pacific Timber Corp. (b)....        261
     37     International Paper Co..............      1,608
      5     Kaufman & Broad Home Corp...........        107
     70     Kimberly Clark Corp.................      3,436
     13     Louisiana Pacific Corp. (c).........        252
     20     Masco Corp..........................      1,012
     14     Mead Corp...........................        401
     16     Owens-Illinois, Inc. (b)............        599
      3     Potlatch Corp.......................        131
      3     Pulte Corp..........................        112
     12     Stone Container Corp. (b)...........        122
      7     Temple Inland, Inc..................        386
      9     Union Camp Corp.....................        476
     13     Westvaco Corp.......................        394
     25     Weyerhaeuser Co.....................      1,223
     15     Williamette Industries, Inc.........        473
                                                   --------
                                                     13,125
                                                   --------
                             Technology (13.4%):
     42     3Com Corp. (b)......................      1,450
      9     Adobe Systems, Inc..................        363
     17     Advanced Micro Devices, Inc. (b)....        303
     27     AMP, Inc............................      1,118
     11     Andrew Corp. (b)....................        270
     15     Apple Computer, Inc. (b)(c).........        199
     44     Applied Materials, Inc. (b).........      1,322
      6     Auto Desk, Inc......................        231
     24     Bay Networks, Inc. (b)..............        606
    125     Boeing Co...........................      6,095
     19     Cabletron Systems, Inc. (b).........        284
    125     Cisco Systems, Inc. (b).............      6,960
     94     Compaq Computer Corp. (b)...........      5,314
     68     Computer Associates International,
              Inc...............................      3,602
      4     Data General Corp. (b)(c)...........         76
     42     Dell Computer Corp. (b).............      3,494
     19     Digital Equipment Corp. (b).........        695
     14     DSC Communications Corp. (b)........        339
      7     EG&G, Inc...........................        140
     61     EMC Corp. (b).......................      1,679
      8     General Dynamics Corp...............        699
     10     Harris Corp.........................        436
    129     Hewlett Packard Co..................      8,077
    204     Intel Corp..........................     14,301
    122     International Business Machines
              (c)...............................     12,779
     10     KLA-Tencor Corp. (b)................        394

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
                          Technology, continued:
     24     Lockheed Martin Corp. (c)...........   $  2,364
     16     LSI Logic Corp. (b).................        318
     80     Lucent Technologies, Inc............      6,378
     26     Micron Technology, Inc. (b)(c)......        668
    149     Microsoft Corp. (b).................     19,258
     73     Motorola, Inc.......................      4,180
     16     National Semiconductor Corp.
              (b)(c)............................        422
     16     Nextlevel Systems, Inc. (b).........        277
     33     Northern Telecom, Ltd...............      2,906
      8     Northrop Grumman Corp...............        940
     45     Novell, Inc. (b)....................        336
    122     Oracle Corp. (b)....................      2,722
     16     Parametric Technology Corp. (b).....        749
      6     Perkin-Elmer Corp...................        395
     11     Raychem Corp........................        474
      6     Raytheon Co., Class A...............        292
     30     Raytheon Co., Class B...............      1,528
     27     Rockwell International Corp.........      1,414
     10     Scientific-Atlanta, Inc.............        164
     31     Seagate Technology, Inc. (b)........        597
     21     Silicon Graphics, Inc. (b)..........        260
     46     Sun Microsystems, Inc. (b)..........      1,846
      6     Tektronix, Inc......................        234
     22     Tellabs, Inc. (b)...................      1,163
     47     Texas Instruments, Inc..............      2,114
      6     Thomas & Betts Corp.................        304
     21     Unisys, Corp. (b)...................        293
     30     United Technologies Corp............      2,188
     40     Xerox Corp..........................      2,976
                                                   --------
                                                    128,986
                                                   --------
                          Transportation (1.2%):
     11     AMR Corp. (b).......................      1,439
     19     Burlington Northern Santa Fe
              Corp..............................      1,766
      5     Caliber Systems, Inc................        236
     26     CSX Corp............................      1,410
      9     Delta Air Lines, Inc................      1,074
     15     Federal Express Corp. (b)(c)........        895
     48     Norfolk Southern Corp...............      1,471
     27     Southwest Airlines Co...............        666
     30     Union Pacific Corp..................      1,900
     10     US Air Group (b)....................        615
                                                   --------
                                                     11,472
                                                   --------
                              Utilities (10.0%):
     62     Airtouch Communications, Inc. (b)...      2,574
     24     Alltel Corp.........................        977
     23     American Electric Power, Inc........      1,210
     69     Ameritech Corp......................      5,543
    201     AT&T Corp. (c)......................     12,302
     18     Baltimore Gas & Electric Co.........        621
     97     Bell Atlantic Corp..................      8,819

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS, CONTINUED:
                           Utilities, continued:
    123     BellSouth Corp......................   $  6,935
     19     Carolina Power & Light Co...........        822
     26     Central & South West Corp...........        710
     19     Cinergy Corp........................        739
     13     Coastal Corp........................        784
      7     Columbia Gas System, Inc............        560
     29     Consolidated Edison Co. of New York,
              Inc...............................      1,201
     11     Consolidated Natural Gas Co.........        695
     18     Detroit Edison Co...................        628
     22     Dominion Resources, Inc. of
              Virginia..........................        923
     44     Duke Power Co., Inc.................      2,452
      2     Eastern Enterprises.................         80
     51     Edison International................      1,381
     38     Enron Corp..........................      1,580
     29     Entergy Corp........................        860
     19     First Energy Corp. (b)..............        562
     23     Florida Power & Light Group, Inc....      1,366
     20     Frontier Corp.......................        486
     15     General Public Utilities Corp.......        611
    120     GTE Corp............................      6,254
     35     Houston Industries..................        922
     86     MCI Communications Corp.............      3,673
     18     Niagara Mohawk Power Corp. (b)......        187
      7     NICOR, Inc..........................        287
      9     Northern States Power Co............        508
      3     Oneok, Inc..........................        118
     11     Pacific Enterprises.................        402
     36     Pacificorp..........................        982
     28     Peco Energy Corp....................        672
      4     Peoples Energy Corp.................        156
     53     PG & E Corp.........................      1,607

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
  COMMON STOCKS, CONTINUED:
                           Utilities, continued:
     20     PP&L Resources, Inc.................   $    476
     30     Public Service Enterprise Group.....        957
    114     SBC Communications, Inc.............      8,386
     11     Sonat, Inc..........................        498
     83     Southern Co.........................      2,156
     54     Sprint Corp.........................      3,148
     30     Texas Utilities.....................      1,236
     77     U.S. West Media Group (c)...........      2,228
     27     Unicom Corp.........................        818
     13     Union Electric Co...................        541
     39     Williams Cos., Inc. (c).............      1,117
    111     WorldCom, Inc. (b)(c)...............      3,361
                                                   --------
                                                     96,111
                                                   --------
                             Total Common Stocks    939,471
                                                   --------
                          U.S. TREASURY OBLIGATIONS (0.2%):
                     U.S. Treasury Bills (0.2%):
 $  255     01/2/98 (d).........................        255
  1,035     1/22/98 (d).........................      1,032
    275     2/5/98 (d)..........................        274
                                                   --------
                 Total U.S. Treasury Obligations      1,561
                                                   --------
                              REPURCHASE AGREEMENTS (1.7%):
 16,318     Prudential Securities, 6.80%, 1/2/98
              (Collateralized by $15,058 various
              U.S. Treasury Securities,
              0.00%-7.88%, 8/15/00 - 11/15/04,
              market value $16,644).............     16,318
                                                   --------
                     Total Repurchase Agreements     16,318
                                                   --------
                       Total (Cost $687,752) (a)   $973,522
                                                   ========

------------

Percentages indicated are based on net assets of $959,246.
(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation.....................................  $303,402
                   Unrealized depreciation.....................................   (17,344)
                                                                                 --------
                   Net unrealized appreciation.................................  $286,058
                                                                                 ========

(b) Non-income producing securities.
(c) A portion of this security was loaned as of December 31, 1997.
(d) Serves as collateral for futures contracts.

At December 31, 1997, the Portfolio's open futures contracts were as follows:

                                                                    CURRENT
 NUMBER                                             OPENING         MARKET
   OF                                              POSITIONS         VALUE
CONTRACTS              CONTRACT TYPE                 (000)           (000)
---------              -------------               ---------        -------
   73        Long S&P 500 March 1998 Futures        $17,581         $17,869

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Value Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                   COMMERCIAL PAPER (3.2%):
                      Financial Services (3.2%):
 $18,590    Merrill Lynch, 5.81%, 3/19/98.......   $ 18,366
                                                   --------
                          Total Commercial Paper     18,366
                                                   --------
                                     COMMON STOCKS (95.0%):
Business Equipment & Services (0.8%):
      38    Jacobs Engineering Group, Inc.
              (b)...............................        957
     103    Service Corp. International.........      3,793
                                                   --------
                                                      4,750
                                                   --------
                           Capital Goods (6.7%):
      59    Cooper Industries, Inc..............      2,896
      74    Emerson Electric Co.................      4,199
     204    General Electric Co.................     14,940
      53    Harsco Corp.........................      2,268
      33    Hubbell, Inc., Class B..............      1,622
      66    Mark IV Industries, Inc.............      1,439
      30    Precision Castparts.................      1,785
     101    Teleflex, Inc.......................      3,794
     136    Tyco International..................      6,147
                                                   --------
                                                     39,090
                                                   --------
                        Consumer Durable (1.8%):
     102    Autozone, Inc. (b)(c)...............      2,949
     131    Chrysler Corp.......................      4,603
      57    Lear Corp. (b)......................      2,722
                                                   --------
                                                     10,274
                                                   --------
                    Consumer Non-Durable (9.7%):
     161    Archer-Daniels-Midland Co...........      3,487
     113    Coca Cola Co........................      7,495
     103    Conagra, Inc........................      3,376
      32    Estee Lauder Cos., Class A..........      1,656
     100    Intimate Brands, Inc. (c)...........      2,416
      76    McCormick & Co., Inc................      2,117
      96    Newell Cos., Inc....................      4,067
     187    PepsiCo, Inc........................      6,803
     247    Philip Morris Co., Inc..............     11,197
      40    Proctor & Gamble Co. (c)............      3,224
      70    Quaker Oats Co......................      3,666
      60    Revlon, Inc. (b)....................      2,112
     117    RJR Nabisco Holdings Corp...........      4,388
                                                   --------
                                                     56,004
                                                   --------
                       Consumer Services (5.1%):
      52    Belo (A.H.) Corp., Series A.........      2,896
     112    Cendant Corp. (b)(c)................      3,847
      96    Hasbro, Inc.........................      3,027
     120    Hilton Hotels Corp..................      3,573
      53    MGM Grand, Inc. (b)(c)..............      1,926
      92    Tele-Communications, Inc. (b).......      2,561
      79    Time Warner, Inc. (c)...............      4,904
      82    Viacom, Inc. (b)....................      3,414
      34    Walt Disney Co......................      3,398
                                                   --------
                                                     29,546
                                                   --------
                                  Energy (8.0%):
      48    Ashland, Inc........................      2,598
      58    Atlantic Richfield Co...............      4,623
      43    Devon Energy Corp...................      1,663
      40    Dresser Industries, Inc.............      1,694

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                  COMMON STOCKS, CONTINUED:
Energy, continued:
     201    Exxon Corp..........................   $ 12,288
      85    Mobil Corp..........................      6,143
     131    Royal Dutch Petroleum Co............      7,120
     106    Tosco Corp. (c).....................      4,012
     107    USX-Marathon Group..................      3,618
      56    Weatherford Enterra, Inc. (b).......      2,428
                                                   --------
                                                     46,187
                                                   --------
                     Financial Services (16.8%):
      28    Allstate Corp.......................      2,499
      30    American Express Co.................      2,642
      46    American International Group,
              Inc...............................      5,046
      49    Charter One Financial, Inc..........      3,081
      49    Chase Manhattan Corp................      5,333
      21    Cigna Corp..........................      3,600
      57    Equitable Co., Inc..................      2,831
     117    Federal National Mortgage Assoc.....      6,671
      35    First American Bank Corp............      2,707
     123    First Union Corp. (c)...............      6,288
      81    Fleet Financial Group, Inc..........      6,040
      45    Hartford Financial Services Group...      4,164
      85    Morgan Stanley Dean Witter
              Discover..........................      5,032
     110    NationsBank Corp. (c)...............      6,689
      83    PNC Bank Corp.......................      4,736
      53    Provident Co., Inc..................      2,051
      65    Regions Financial Corp..............      2,755
      71    Southtrust Corp.....................      4,510
      51    State Street Corp...................      2,973
      35    TransAmerica Corp...................      3,706
     128    Travelers Group, Inc. (c)...........      6,873
      40    Washington Mutual, Inc..............      2,572
      15    Wells Fargo & Co....................      4,956
                                                   --------
                                                     97,755
                                                   --------
                            Health Care (10.5%):
      92    Abbott Labs.........................      6,058
      68    American Home Products Corp.........      5,194
      49    Amgen, Inc. (b).....................      2,630
      66    Baxter International, Inc...........      3,334
      96    Bristol Myers Squibb Co.............      9,085
      30    Cardinal Health, Inc. (c)...........      2,284
     121    Eli Lilly & Co......................      8,432
      55    Guidant Corp........................      3,411
      81    Healthsouth Corp. (b)...............      2,253
      35    Johnson & Johnson...................      2,332
      69    Medpartners, Inc. (b)(c)............      1,551
      48    Merck & Co., Inc....................      5,068
      32    Pfizer, Inc.........................      2,393
      76    Tenet Healthcare Corp. (b)..........      2,501
      37    Warner-Lambert Co...................      4,526
                                                   --------
                                                     61,052
                                                   --------
                           Raw Materials (4.2%):
      48    Betzdearborn, Inc...................      2,943
      75    Crompton & Knowles Corp.............      1,982
      74    Du Pont (EI) de Nemours & Co........      4,469
      89    Ferro Corp..........................      2,167
     103    Morton International, Inc...........      3,527
      67    Nalco Chemical Co...................      2,667

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Value Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                  COMMON STOCKS, CONTINUED:
Raw Materials, continued:
      64    Olin Corp...........................   $  3,009
      73    Praxair, Inc........................      3,303
                                                   --------
                                                     24,067
                                                   --------
                                  Retail (5.8%):
     136    CompUSA, Inc. (b)...................      4,204
      71    Dayton Hudson Corp..................      4,799
      85    Gymboree Corp. (b)..................      2,330
     147    Just For Feet, Inc. (b).............      1,924
     123    Kroger Co. (b)......................      4,536
     188    Officemax, Inc. (b).................      2,680
      50    Outback Steakhouse, Inc. (b)(c).....      1,443
      94    Toys R Us, Inc. (b).................      2,961
      18    Tricon Global Restaurants...........        516
     210    Wal-Mart Stores, Inc................      8,290
                                                   --------
                                                     33,683
                                                   --------
                                 Shelter (2.4%):
     132    Kaufman & Broad Home Corp...........      2,960
      81    Kimberly Clark Corp.................      4,014
      58    Leggett & Platt, Inc................      2,412
      48    Masco Corp. (c).....................      2,442
      64    Pentair, Inc........................      2,314
                                                   --------
                                                     14,142
                                                   --------
                             Technology (14.0%):
      29    Altera Corp. (b)(c).................        944
      90    Analog Devices, Inc. (b)(c).........      2,489
      49    BMC Software, Inc. (b)..............      3,189
      62    Boeing Co...........................      3,049
     112    Cadence Design Systems, Inc.
              (b)(c)............................      2,742
     121    Cisco Systems, Inc. (b).............      6,749
     107    Compaq Computer Corp. (b)(c)........      6,028
      71    Dell Computer Corp. (b).............      5,939
      24    General Motors Corp., Class H.......        875
      64    Hewlett Packard Co..................      3,988
     142    Intel Corp..........................      9,947
      89    International Business Machines.....      9,285
      32    Lockheed Martin Corp................      3,113
      42    Lucent Technologies, Inc............      3,331

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                  COMMON STOCKS, CONTINUED:
Technology, continued:
     103    Microsoft Corp. (b).................   $ 13,298
      81    Orbital Sciences Corp. (b)(c).......      2,410
      13    Raytheon Co., Class A...............        657
      91    Teradyne, Inc. (b)..................      2,896
                                                   --------
                                                     80,929
                                                   --------
                               Utilities (9.2%):
      74    AES Corp. (b).......................      3,450
      52    Century Telephone Enterprises.......      2,585
      59    Florida Power & Light, Inc..........      3,516
      99    General Public Utilities Corp.......      4,162
     123    GTE Corp............................      6,416
     139    LCI International, Inc. (b)(c)......      4,271
      51    MCN Corp............................      2,055
      30    National Fuel Gas Co................      1,451
     113    New York State Electric & Gas.......      4,008
     104    SBC Communications, Inc.............      7,605
     100    Sprint Corp.........................      5,874
      85    Texas Utilities.....................      3,516
     138    Worldcom, Inc. (b)(c)...............      4,171
                                                   --------
                                                     53,080
                                                   --------
  Total Common Stocks                               550,559
                                                   --------
                      U.S. TREASURY OBLIGATIONS:
                                U.S. Treasury Bills (0.1%):
 $   110    1/22/98 (d).........................        110
     685    2/19/98 (d).........................        680
      55    3/12/98 (d).........................         54
                                                   --------
  Total U.S. Treasury Obligations:                      844
                                                   --------
                              REPURCHASE AGREEMENTS (1.7%):
  10,034    Prudential Securities, 6.80%, 1/2/98
              (Collateralized by $10,250 U.S.
              Treasury Notes, 5.63%, 12/31/99,
              market value $10,235).............     10,034
                                                   --------
  Total Repurchase Agreements                        10,034
                                                   --------
Total (Cost $480,627) (a)                          $579,803
                                                   ========

------------

Percentages indicated are based on net assets of $579,555.
(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation.....................................  $105,908
                   Unrealized depreciation.....................................    (6,609)
                                                                                 --------
                   Net unrealized appreciation.................................  $ 99,299
                                                                                 ========

(b) Non-income producing securities.
(c) A portion of this security was loaned as of December 31, 1997.
(d) Serves as collateral for futures contracts.

At December 31, 1997, the Portfolio's open futures contracts were as follows:

                                                                    CURRENT
 NUMBER                                             OPENING         MARKET
   OF                                              POSITIONS         VALUE
CONTRACTS              CONTRACT TYPE                 (000)           (000)
---------              -------------               ---------        -------
   80        Long S&P 500 March 1998 Futures        $19,459         $19,582

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Large Company Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                     COMMON STOCKS (93.0%):
           Business Equipment & Services (0.6%):
    111     Browning-Ferris Industries, Inc.
              (c)...............................   $  4,110
                                                   --------
                           Capital Goods (3.8%):
     75     Case Corp...........................      4,533
     90     Cooper Industries, Inc..............      4,410
     60     Emerson Electric Co.................      3,386
    100     Harsco Corp.........................      4,313
    113     Ingersoll Rand Co...................      4,555
    100     Sherwin-Williams Co.................      2,775
    100     Trinity Industries, Inc.............      4,463
                                                   --------
                                                     28,435
                                                   --------
                        Consumer Durable (2.7%):
    150     Autozone, Inc. (b)(c)...............      4,350
    250     Chrysler Corp.......................      8,796
    100     General Motors Corp.................      6,063
     30     Meritor Automotive, Inc. (b)........        632
                                                   --------
                                                     19,841
                                                   --------
                    Consumer Non-Durable (4.8%):
    200     American Greetings Corp., Class A...      7,825
    205     Archer-Daniels-Midland Co...........      4,446
    397     RJR Nabisco Holdings Corp...........     14,902
    200     Supervalu, Inc......................      8,375
                                                   --------
                                                     35,548
                                                   --------
                       Consumer Services (2.7%):
    200     CBS Corp............................      5,888
    100     Hasbro, Inc.........................      3,150
    100     Hilton Hotels Corp..................      2,975
    195     Viacom, Inc., Class A (b)...........      7,970
                                                   --------
                                                     19,983
                                                   --------
                                 Energy (17.0%):
    100     Amoco Corp..........................      8,513
    100     Ashland, Inc........................      5,369
    150     Atlantic Richfield Co...............     12,019
     50     Chevron Corp. (c)...................      3,850
    100     Dresser Industries, Inc.............      4,194
    500     Exxon Corp..........................     30,593
     86     Mobil Corp..........................      6,237
    456     Royal Dutch Petroleum Co. (c).......     24,710
    100     Tenneco, Inc........................      3,950
    150     Texaco, Inc.........................      8,156
    100     Unocal Corp.........................      3,881
    440     USX-Marathon Group..................     14,850
                                                   --------
                                                    126,322
                                                   --------
                     Financial Services (24.8%):
    170     Allstate Corp.......................     15,449
     90     Chase Manhattan Corp................      9,855

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                  COMMON STOCKS, CONTINUED:
                  Financial Services, continued:
     63     Cigna Corp..........................   $ 10,816
    150     Federal National Mortgage Assoc.
              (c)...............................      8,559
    230     First Union Corp. (c)...............     11,788
    130     Fleet Financial Group, Inc..........      9,742
    130     Hartford Financial Services Group...     12,163
    104     KeyCorp.............................      7,343
    110     Lincoln National Corp...............      8,594
    100     Mellon Bank Corp....................      6,063
    166     Morgan Stanley Dean Witter
              Discover..........................      9,785
    300     NationsBank Corp. (c)...............     18,244
    150     PNC Bank Corp.......................      8,559
    100     Southtrust Corp.....................      6,344
    100     State Street Corp...................      5,819
     50     SunTrust Banks, Inc.................      3,569
     40     TransAmerica Corp...................      4,260
    375     Travelers Group, Inc. (c)...........     20,202
     20     Wells Fargo & Co....................      6,789
                                                   --------
                                                    183,943
                                                   --------
                             Health Care (2.2%):
     65     Aetna (c)...........................      4,587
    100     Baxter International, Inc...........      5,043
    100     Biomet, Inc.........................      2,563
    100     St. Jude Medical Center, Inc.
              (b)(c)............................      3,050
     25     United Healthcare Corp..............      1,242
                                                   --------
                                                     16,485
                                                   --------
                          Multi-Industry (1.1%):
    120     Allied Signal, Inc..................      4,672
     30     Loews Corp..........................      3,184
                                                   --------
                                                      7,856
                                                   --------
                           Raw Materials (3.2%):
     81     Alumax, Inc. (b)....................      2,754
     40     Aluminum Co. of America (c).........      2,815
     50     B. F. Goodrich Co. (c)..............      2,072
     51     Dow Chemical Co.....................      5,177
    150     Nalco Chemical Co. (c)..............      5,934
     50     Olin Corp. (c)......................      2,344
     50     Praxair, Inc........................      2,250
                                                   --------
                                                     23,346
                                                   --------
                                  Retail (2.9%):
    100     American Stores Co..................      2,056
    100     Dillard Department Stores, Inc.,
              Class A...........................      3,525
    145     McDonald's Corp.....................      6,924
    100     Sears Roebuck & Co..................      4,525
    150     Toys R Us, Inc. (b).................      4,716
                                                   --------
                                                     21,746
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Large Company Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                  COMMON STOCKS, CONTINUED:
                                 Shelter (2.5%):
    100     International Paper Co..............   $  4,313
    150     Masco Corp..........................      7,631
    127     Weyerhaeuser Co.....................      6,231
                                                   --------
                                                     18,175
                                                   --------
                             Technology (12.1%):
     40     Applied Materials, Inc. (b).........      1,205
    184     Boeing Co...........................      9,000
    335     International Business Machines.....     35,007
    200     Litton Industries, Inc. (b).........     11,500
     70     Lockheed Martin Corp. (c)...........      6,895
    140     Motorola, Inc.......................      7,989
    100     National Semiconductor Corp.
              (b)(c)............................      2,594
      6     Raytheon Co., Class A...............        314
     40     Rockwell International Corp.........      2,090
    200     Texas Instruments, Inc..............      9,000
     50     United Technologies Corp............      3,641
                                                   --------
                                                     89,235
                                                   --------
                          Transportation (0.4%):
     30     Burlington Northern Santa Fe
              Corp..............................      2,788
                                                   --------
                              Utilities (12.2%):
    185     Baltimore Gas & Electric Co.........      6,312
    200     BellSouth Corp......................     11,260
    150     Cinergy Corp........................      5,747
    140     Edison International................      3,806

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                  COMMON STOCKS, CONTINUED:
                           Utilities, continued:
     31     El Paso Natural Gas.................   $  2,041
     89     Enron Corp..........................      3,699
     50     Entergy Corp........................      1,497
    100     Florida Power & Light Group, Inc.
              (c)...............................      5,919
    100     General Public Utilities Corp.......      4,213
     82     GTE Corp............................      4,285
    200     MCI Communications Corp.............      8,563
    150     Public Service Enterprises, Inc.....      4,753
    112     SBC Communications, Inc.............      8,204
     87     Southern Co.........................      2,251
    150     Sprint Corp.........................      8,794
    100     Texas Utilities Corp................      4,156
    150     Worldcom, Inc. (b)(c)...............      4,538
                                                   --------
                                                     90,038
                                                   --------
                             Total Common Stocks    687,851
                                                   --------
                              REPURCHASE AGREEMENTS (8.3%):
$61,507     Prudential Securities, 6.80%, 1/2/98
              (Collateralized by $78,102 various
              U.S. Government Securities,
              0.00%-6.50%, 11/15/00-2/1/35,
              market value $63,231).............     61,507
                                                   --------
  Total Repurchase Agreements                        61,507
                                                   --------
                       Total (Cost $600,783) (a)   $749,358
                                                   ========

------------

Percentages indicated are based on net assets of $739,597.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation.....................................  $152,336
                   Unrealized depreciation.....................................    (3,773)
                                                                                 --------
                   Net unrealized appreciation.................................  $148,563
                                                                                 ========

(b) Non-income producing securities.

(c) A portion of this security was loaned as of December 31, 1997.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Disciplined Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                     COMMON STOCKS (97.5%):
                                           Banking (22.1%):
     105    Charter One Financial, Inc..........   $  6,631
     139    Crestar Financial Corp..............      7,923
      77    First American Bank Corp............      5,950
     180    First Security Corp.................      7,538
     111    First Tennessee National Corp.
              (c)...............................      7,376
      79    First Virginia Banks, Inc...........      4,078
     205    Firstar Corp........................      8,700
     180    Hibernia Corp., Class A.............      3,386
      12    ING Groep N.V.--ADR (c).............        520
     169    Marshall & Ilsley Corp..............     10,499
      45    MBNA Corp...........................      1,229
     195    Mercantile Bancorporation...........     11,993
     138    Mercantile Bankshares Corp..........      5,380
     196    Old Kent Financial Corp.............      7,767
      34    PNC Bank Corp.......................      1,940
     278    Provident Co., Inc..................     10,738
     168    Regions Financial Corp..............      7,088
     183    Southtrust Corp.....................     11,603
      34    State Street Corp...................      1,978
     269    Summit Bancorp......................     14,299
      59    Union Planters Corp. (c)............      4,008
      25    Washington Mutual, Inc..............      1,595
                                                   --------
                                                    142,219
                                                   --------
           Business Equipment & Services (1.6%):
      60    Jacobs Engineering Group, Inc.
              (b)...............................      1,523
     126    Office Depot, Inc. (b)..............      3,016
     192    Olsten Corp.........................      2,880
      63    Stewart Enterprises Corp............      2,937
                                                   --------
                                                     10,356
                                                   --------
                                      Capital Goods (5.2%):
      55    Flowserve Corp......................      1,527
     128    Harsco Corp.........................      5,511
      35    Hubbell, Inc., Series B.............      1,726
     153    Mark IV Industries, Inc.............      3,336
     143    Molex, Inc..........................      4,588
      87    Southdown, Inc......................      5,133
      84    Teleflex, Inc.......................      3,179
     116    Trinity Industries..................      5,177
     111    United State Filter Corp. (b)(c)....      3,323
                                                   --------
                                                     33,500
                                                   --------
                                   Consumer Durable (0.8%):
      67    Arvin Industries, Inc...............      2,242
      55    Lear Corp. (b)......................      2,612
                                                   --------
                                                      4,854
                                                   --------
                    Consumer Non-Durable (5.1%):
      52    Dean Foods Co.......................      3,094

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                  COMMON STOCKS, CONTINUED:
                Consumer Non-Durable, continued:
     125    First Brands Corp...................   $  3,367
      82    Hormel Foods Corp...................      2,686
     102    IBP, Inc............................      2,136
      95    Intimate Brands, Inc. (c)...........      2,286
      98    McCormick & Co., Inc................      2,744
      73    Newell Co...........................      3,103
      67    Payless Shoesource, Inc. (b)........      4,497
     345    Tyson Foods, Inc., Class A (c)......      7,071
      46    Universal Corp......................      1,892
                                                   --------
                                                     32,876
                                                   --------
                       Consumer Services (4.5%):
     130    Belo (A.H.) Corp., Series A.........      7,300
     100    Cendant Corp. (b)(c)................      3,438
      70    Circus Circus Entertainment
              (b)(c)............................      1,435
      65    Hasbro, Inc.........................      2,048
     107    International Game Technologies.....      2,702
     143    MGM Grand, Inc. (b)(c)..............      5,157
      15    Washington Post Co..................      7,298
                                                   --------
                                                     29,378
                                                   --------
                                             Energy (4.8%):
      36    Ashland, Inc........................      1,933
      29    BJ Services Co. (b)(c)..............      2,086
     113    Mapco, Inc..........................      5,236
      43    Murphy Oil Corp.....................      2,330
      42    Pioneer Natural Resources Co........      1,214
      53    Tosco Corp..........................      2,004
      84    Transocean Offshore, Inc. (c).......      4,048
     172    Ultramar Diamond Shamrock Corp......      5,482
      73    Valero Energy Corp..................      2,305
      98    Weatherford Enterra, Inc. (b).......      4,288
                                                   --------
                                                     30,926
                                                   --------
                                 Financial Services (6.6%):
     177    A.G. Edwards, Inc...................      7,036
     155    Bear Stearns Co., Inc. (c)..........      7,363
      60    Gatx Corp...........................      4,354
     227    Paine Webber Group, Inc.............      7,828
     117    PMI Group, Inc. (c).................      8,459
      84    Reliance Group Holdings, Inc........      1,187
      33    Reliastar Financial Corp............      1,359
      65    The Money Store, Inc. (c)...........      1,365
      50    Transatlantic Holdings, Inc.........      3,604
                                                   --------
                                                     42,555
                                                   --------
                                        Health Care (5.2%):
      87    Allegiance Corp.....................      3,065
      82    Apria Healthcare Group, Inc. (b)....      1,102
      21    ATLI Ultrasound, Inc. (b)...........        966
      47    Bergen Brunswig Corp................      1,980

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Disciplined Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                  COMMON STOCKS, CONTINUED:
                         Health Care, continued:
      22    Cardinal Health, Inc. (c)...........   $  1,653
       5    Genzyme Corp. (b)...................         33
     160    Genzyme Corp. (b)(c)................      4,440
      40    HBO & Co............................      1,920
      79    McKesson Corp.......................      8,550
      80    Medpartners, Inc. (b)(c)............      1,790
     233    Mylan Laboratories (c)..............      4,872
      66    St. Jude Medical, Inc. (b)..........      2,013
      46    Watson Pharmaceuticals, Inc. (b)....      1,492
                                                   --------
                                                     33,876
                                                   --------
                           Raw Materials (5.5%):
      91    Alumax, Inc. (b)....................      3,094
      43    B. F. Goodrich Co. (c)..............      1,782
     109    Cabot Corp..........................      3,011
      96    Crompton & Knowles Corp. (c)........      2,544
     174    Ferro Corp..........................      4,219
      23    Fuller (H. B.) Co...................      1,114
      98    Hanna (M.A.) Co.....................      2,481
      76    Ispat International NV (c)..........      1,644
     102    Olin Corp. (c)......................      4,779
      75    Schulman, Inc.......................      1,872
      54    Sigma-Aldrich Corp..................      2,147
      19    Vulcan Materials Co.................      1,981
      99    Wellman, Inc........................      1,931
      72    Witco Corp..........................      2,939
                                                   --------
                                                     35,538
                                                   --------
                                             Retail (4.5%):
      62    Best Buy, Inc. (b)..................      2,286
      60    CompUSA, Inc. (b)...................      1,860
     132    Cracker Barrel......................      4,406
      73    Fingerhut Companies, Inc............      1,560
      81    Fred Meyer, Inc. (b)(c).............      2,961
      66    Hannaford Brothers Co...............      2,863
      70    Just For Feet, Inc. (b).............        919
     320    Officemax, Inc. (b).................      4,560
      96    Outback Steakhouse, Inc. (b)(c).....      2,760
      33    Sbarro, Inc.........................        863
      50    Toys R Us, Inc. (b).................      1,572
     138    U S Office Products Co. (b)(c)......      2,708
                                                   --------
                                                     29,318
                                                   --------
                                            Shelter (2.6%):
      59    Bowater, Inc........................      2,622
     207    Clayton Homes, Inc..................      3,726
      85    Kaufman & Broad Home Corp...........      1,907
      45    Leggett & Platt, Inc................      1,884

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                  COMMON STOCKS, CONTINUED:
                             Shelter, continued:
     105    Pentair, Inc........................   $  3,774
      69    Rayonier, Inc.......................      2,928
                                                   --------
                                                     16,841
                                                   --------
                                         Technology (5.6%):
      68    American Power Conversion (b).......      1,607
     163    Arrow Electronics, Inc. (b).........      5,294
      87    ATMEL Corp. (b).....................      1,615
      36    Avnet, Inc..........................      2,343
     310    Cypress Semiconductor Corp. (b).....      2,635
      19    Dell Computer Corp. (b).............      1,596
      60    EMC Corp. (b).......................      1,646
      71    NCR Corp. (b)(c)....................      1,975
     100    Orbital Sciences Corp. (b)..........      2,989
     117    Storage Technology Corp. (b)(c).....      7,245
      17    Stratus Computer, Inc. (b)..........        624
      67    Teradyne, Inc. (b)..................      2,144
      54    Thiokol Corp........................      4,388
                                                   --------
                                                     36,101
                                                   --------
                                     Transportation (1.9%):
      17    ASA Holdings, Inc...................        483
      24    Burlington Northern Santa Fe
              Corp..............................      2,231
     137    CNF Transportation, Inc.............      5,257
      93    Kansas City Southern Industries.....      2,953
      57    Yellow Corp. (b)(c).................      1,432
                                                   --------
                                                     12,356
                                                   --------
                                         Utilities (21.5%):
     102    AES Corp. (b).......................      4,756
      73    AGL Resources.......................      1,500
     307    Allegheny Energy, Inc...............      9,978
      70    American Water Works, Inc. (c)......      1,912
     170    Century Telephone Enterprises.......      8,468
     102    Cinergy Corp........................      3,908
     253    CMS Energy Corp.....................     11,148
      60    Edison International................      1,642
     113    El Paso Natural Gas Co..............      7,515
      23    Florida Power & Light Group, Inc....      1,361
      53    Florida Progress Corp...............      2,080
      85    General Public Utilities Corp.......      3,581
     207    L G & E Energy Corp. (c)............      5,118
     148    LCI International, Inc. (b)(c)......      4,551
     139    MCN Energy Group, Inc. (c)..........      5,612
     200    Montana Power Co....................      6,356
     101    National Fuel Gas Co................      4,917
     236    New Century Energies, Inc...........     11,290
      55    New England Electric Systems........      2,351
     201    New York State Electric & Gas
              Corp..............................      7,136

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Disciplined Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                  COMMON STOCKS, CONTINUED:
                           Utilities, continued:
     176    Nextel Communications, Inc.,
              Class A (b).......................   $  4,563
     103    Nipsco Industries, Inc..............      5,092
     199    Pinnacle West Capital Corp..........      8,416
      66    Potomiac Electric Power Co..........      1,704
      74    Questar Corp........................      3,302
      84    Scana Corp..........................      2,515
     296    Teco Energy, Inc....................      8,325
                                                   --------
                                                    139,097
                                                   --------
                             Total Common Stocks    629,791
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                              REPURCHASE AGREEMENTS (2.4%):
 $15,355    Prudential Securities, 6.80%, 1/2/98
              (collateralized by $15,028 U.S.
              Treasury Notes, 6.25%, 1/31/02,
              market value $15,663).............   $ 15,355
                                                   --------
                     Total Repurchase Agreements     15,355
                                                   --------
                       Total (Cost $495,970) (a)   $645,146
                                                   ========

------------

Percentages indicated are based on net assets of $645,995.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation.....................................  $156,070
                   Unrealized depreciation.....................................    (6,894)
                                                                                 --------
                   Net unrealized appreciation.................................  $149,176
                                                                                 ========

(b) Non-income producing securities.

(c) A portion of this security was loaned as of December 31, 1997.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Large Company Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   ----------------------------------  ----------
                                   COMMON STOCKS (100.6%):
                     Business Equipment & Services (0.3%):
      50    Automatic Data Processing, Inc....  $    3,068
      40    Interpublic Group Co., Inc........       1,993
                                                ----------
                                                     5,061
                                                ----------
                         Capital Goods (6.6%):
      25    Emerson Electric Co...............       1,424
   1,152    General Electric Co...............      84,564
      20    Honeywell, Inc....................       1,370
      38    Molex, Inc........................       1,078
     350    Tyco International, Ltd...........      15,772
                                                ----------
                                                   104,208
                                                ----------
                 Consumer Non-Durable (19.3%):
     220    Anheuser Busch Co., Inc...........       9,680
      40    Avon Products, Inc................       2,455
     175    Campbell Soup Co..................      10,172
     807    Coca Cola Co......................      53,777
     120    Colgate Palmolive Co..............       8,820
     381    Conagra, Inc......................      12,502
      45    CPC International.................       4,849
     222    Gillette Co. (c)..................      22,297
      80    H.J. Heinz Co.....................       4,065
      50    Hershey Foods Corp................       3,097
     120    Kellogg Co. (c)...................       5,955
     130    Newell Co.........................       5,525
      75    Nike, Inc., Class B (c)...........       2,944
     671    PepsiCo, Inc......................      24,449
   1,340    Philip Morris Co., Inc............      60,717
      20    Pioneer Hi-Bred International,
              Inc.............................       2,145
     588    Proctor & Gamble Co...............      46,905
      75    Quaker Oats Co....................       3,956
     190    Sara Lee, Corp....................      10,699
     200    Unilever N V (c)..................      12,488
                                                ----------
                                                   307,497
                                                ----------
                     Consumer Services (4.0%):
     270    Cendant Corp. (b)(c)..............       9,281
      70    Comcast Corp., Class A............       2,209
     200    Gannett, Inc......................      12,363
     280    Hilton Hotels Corp................       8,330
     175    Mattel, Inc. (c)..................       6,519
     450    Tele-Communications, Inc. (b).....      12,572
     165    Time Warner, Inc. (c).............      10,230
      14    Walt Disney Co....................       1,396
                                                ----------
                                                    62,900
                                                ----------
                                Energy (2.2%):
      24    Exxon Corp........................       1,497
     100    Halliburton Co....................       5,194
      23    Mobil Corp........................       1,644

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   ----------------------------------  ----------
                                 COMMON STOCKS, CONTINUED:
                            Energy, continued:
      46    Noble Drilling Corp. (b)(c).......  $    1,413
      27    Royal Dutch Petroleum.............       1,478
     215    Schlumberger Ltd. (c).............      17,307
     100    Union Pacific Resources Group,
              Inc.............................       2,425
     105    Unocal Corp.......................       4,075
                                                ----------
                                                    35,033
                                                ----------
                               Financial Services (11.4%):
     210    American Express Co. (c)..........      18,743
     313    American International Group,
              Inc.............................      34,088
      27    BankAmerica Corp..................       1,940
      90    Charles Schwab Corp...............       3,774
     210    Chase Manhattan Corp..............      22,995
      10    Chubb Corp........................         783
     464    Federal National Mortgage
              Assoc...........................      26,490
     253    First Union Corp..................      12,941
      17    J.P. Morgan & Co., Inc............       1,952
      50    Marsh & McLennan Co...............       3,728
      28    MBIA, Inc.........................       1,885
     180    MBNA Corp. (c)....................       4,916
      10    MGIC Investment Group.............         665
     222    Morgan Stanley Dean Witter
              Discover........................      13,096
      14    Nationsbank Corp..................         837
       9    Northern Trust Corp...............         636
      22    Price T Rowe and Assoc............       1,384
      69    State Street Corp.................       4,009
      90    SunAmerica, Inc...................       3,848
      54    Travelers Group, Inc..............       2,888
     118    U.S. Bancorp......................      13,203
     100    Washington Mutual, Inc............       6,381
                                                ----------
                                                   181,182
                                                ----------
                                      Health Care (20.9%):
     220    Abbott Labs.......................      14,424
     305    American Home Products Co.........      23,294
     120    Amgen, Inc. (b)...................       6,495
     150    Baxter International, Inc.........       7,566
      75    Bergen Brunswig Corp..............       3,159
     140    Boston Scientific Corp. (b)(c)....       6,423
     470    Bristol Myers Squibb Co...........      44,474
      30    Cardinal Health, Inc. (c).........       2,254
      64    Elan Corp., PLC (b)(c)............       3,270
     550    Eli Lilly & Co....................      38,294
      70    Guidant Corp......................       4,358
     340    Healthsouth Corp. (b)(c)..........       9,435
     499    Johnson & Johnson.................      32,897
     270    Medtronic, Inc....................      14,124
     420    Merck & Co., Inc. (c).............      44,651
     560    Pfizer, Inc.......................      41,790

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Large Company Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   ----------------------------------  ----------
                                 COMMON STOCKS, CONTINUED:
                                   Health Care, continued:
     238    Schering Plough Corp..............  $   14,764
     175    Warner Lambert Co.................      21,700
                                                ----------
                                                   333,372
                                                ----------
                                    Multi-Industry (0.5%):
      99    Minnesota Mining & Manufacturing
              Co..............................       8,124
                                     Raw Materials (2.8%):
      28    Air Products & Chemical, Inc......       2,303
     438    Du Pont (EI) de Nemours & Co......      26,306
     245    Monsanto Co.......................      10,274
     119    Praxair, Inc......................       5,341
                                                ----------
                                                    44,224
                                                ----------
                                            Retail (7.1%):
     135    Dayton Hudson Corp................       9,113
     165    Gap, Inc. (c).....................       5,847
     362    Home Depot, Inc...................      21,297
     616    Just For Feet, Inc. (b)...........       8,085
     175    Kroger Co. (b)....................       6,464
     145    McDonald's Corp...................       6,924
     181    TJX Cos., Inc. (c)................       6,215
       5    Tricon Global Restaurants (b).....         148
   1,085    Wal-Mart Stores, Inc..............      42,789
     180    Walgreen Co.......................       5,648
                                                ----------
                                                   112,530
                                                ----------
                                           Shelter (1.1%):
     334    Kimberly Clark Corp. (c)..........      16,464
      28    Sealed Air Corp. (b)(c)...........       1,717
                                                ----------
                                                    18,181
                                                ----------
                                       Technology (18.4%):
      42    3Com Corp. (b)....................       1,470
     140    Applied Materials, Inc. (b).......       4,218
      44    Boeing Co.........................       2,174
     527    Cisco Systems, Inc. (b)(c)........      29,398
     195    Compaq Computer Corp. (b).........      11,005
     259    Computer Associates International,
              Inc.............................      13,668

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   ----------------------------------  ----------
                                 COMMON STOCKS, CONTINUED:
                                    Technology, continued:
     528    Dell Computer Corp. (b)...........  $   44,344
     300    EMC Corp. (b).....................       8,231
      25    Hewlett Packard Co................       1,577
     693    Intel Corp........................      48,684
      14    KLA-Tencor Corp. (b)..............         541
      15    Linear Technology Corp............         871
     250    Lucent Technologies, Inc. (c).....      19,969
      19    Micron Technology, Inc. (b)(c)....         493
     540    Microsoft Corp. (b)...............      69,795
     119    Northern Telecom, Ltd.............      10,591
     100    Oracle Corp. (b)..................       2,231
     110    Tellabs, Inc. (b).................       5,816
     190    Texas Instruments, Inc............       8,550
      50    United Technologies Corp..........       3,641
      80    Xerox Corp........................       5,905
                                                ----------
                                                   293,172
                                                ----------
                             Utilities (6.0%):
      28    AES Corp. (b).....................       1,326
     100    Airtouch Communications, Inc.
              (b).............................       4,156
     250    Ameritech Corp....................      20,125
     246    Bell Atlantic Corp................      22,422
     370    GTE Corp..........................      19,333
     390    SBC Communications, Inc...........      28,568
                                                ----------
                                                    95,930
                                                ----------
  Total Common Stocks                            1,601,414
                                                ----------
                             REPURCHASE AGREEMENTS (1.1%):
 $16,845    Prudential Securities, 6.80%,
              1/2/98 (Collateralized by
              $19,947 U.S. Treasury STRIPS,
              0.00%, 8/15/00, market value
              $17,182)........................      16,845
                                                ----------
  Total Repurchase Agreements                       16,845
                                                ----------
Total (Cost $1,124,533) (a)                     $1,618,259
                                                ==========

------------

Percentages indicated are based on net assets of $1,590,769.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation.....................................  $509,368
                   Unrealized depreciation.....................................   (15,642)
                                                                                 --------
                   Net unrealized appreciation.................................  $493,726
                                                                                 ========

(b) Non-income producing securities.

(c) A portion of this security was loaned as of December 31, 1997.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Growth Opportunities Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                          COMMON STOCKS (94.9%):
          Business Equipment & Services (13.6%):
     166    America Online, Inc. (b)(c).........   $ 14,796
     170    Cintas Corp.........................      6,646
      62    Corrections Corporation of America
              (b)(c)............................      2,298
     101    Fiserv, Inc. (b)(c).................      4,971
      96    Herman Miller, Inc..................      5,211
     143    Manpower, Inc.......................      5,055
     283    Omnicom Group, Inc..................     11,984
     255    Paychex, Inc. (c)...................     12,918
      67    Pittston Co.........................      2,681
     214    Reynolds & Reynolds Co..............      3,940
     392    Staples, Inc. (b)(c)................     10,875
     147    Sterling Commerce, Inc. (b).........      5,667
      19    Stewart Enterprises, Inc............        891
     255    Sungard Data Systems, Inc. (b)(c)...      7,896
     402    U.S.A. Waste Services, Inc.
              (b)(c)............................     15,789
      76    Viad Corp...........................      1,475
      19    Viking Office Products (b)..........        412
      81    Wallace Computer Services...........      3,153
                                                   --------
                                                    116,658
                                                   --------
                           Capital Goods (3.3%):
      70    Catellus Development Corp. (b)......      1,400
     108    Diebold, Inc........................      5,446
       6    Dover Corp..........................        223
      95    Fastenal Co. (c)....................      3,618
      76    Federal Signal Corp.................      1,648
      97    Hubbell, Inc., Class B..............      4,803
      57    Precision Castparts Co..............      3,450
     129    Sundstrand Corp.....................      6,478
      41    United States Filter Corp. (b)(c)...      1,230
                                                   --------
                                                     28,296
                                                   --------
                        Consumer Durable (2.1%):
     111    Danaher Corp. (c)...................      6,998
      58    Federal Mogul Corp. (c).............      2,341
     283    Harley-Davidson, Inc. (c)...........      7,758
      22    OEA, Inc............................        624
                                                   --------
                                                     17,721
                                                   --------
                    Consumer Non-Durable (8.4%):
      52    Beringer Wine Estates, Series B
              (b)(c)............................      1,957
     690    Coca-Cola Enterprises (c)...........     24,523
     143    Dial Corp...........................      2,966
      94    Dole Food, Inc. (c).................      4,310
     194    Flowers Industries, Inc.............      3,993
     129    General Nutrition Cos. (b)..........      4,389
     449    Interstate Bakeries Co. (c).........     16,763
     133    Jones Apparel Group, Inc. (b).......      5,708
      41    Lancaster Colony Corp...............      2,328

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                  COMMON STOCKS, CONTINUED:
                Consumer Non-Durable, continued:
      28    Nautica Enterprises, Inc. (b).......   $    651
      14    Tommy Hilfiger Corp. (b)............        492
      95    Unifi, Inc..........................      3,878
                                                   --------
                                                     71,958
                                                   --------
                       Consumer Services (1.7%):
     165    Callaway Golf Co. (c)...............      4,711
     255    International Game Technologies.....      6,446
      45    Promus Hotel Corp. (b)..............      1,873
      38    TCA Cable TV, Inc...................      1,748
                                                   --------
                                                     14,778
                                                   --------
                                  Energy (7.2%):
     252    Ensco International, Inc. (c).......      8,435
     317    Global Marine, Inc. (b).............      7,774
       1    Houston Exploration Co. (b).........         11
     385    Intelect Communications, Inc.
              (b)(c)............................      1,971
     292    Nabors Industries, Inc. (b)(c)......      9,188
     232    Noble Drilling Corp. (b)(c).........      7,102
       8    Phillips Petroleum Co...............        389
     121    Smith International, Inc. (b)(c)....      7,445
     104    Tidewater, Inc......................      5,739
     278    Tosco Corp. (c).....................     10,527
     116    Varco International, Inc. (b).......      2,491
      15    Weatherford Enterra, Inc. (b).......        670
                                                   --------
                                                     61,742
                                                   --------
                     Financial Services (13.5%):
     274    AFLAC, Inc..........................     13,990
      20    Associated Bancorp..................      1,103
     152    Capital One Financial Corp..........      8,247
      86    Charter One Financial, Inc..........      5,415
      82    City National Corp..................      3,029
      73    ESG Re Ltd..........................      1,704
      39    First America Bank Corp.............      2,985
      97    First Security Corp.................      4,058
      10    First Tennessee National Corp.......        668
      24    Firstar Corp........................      1,023
     258    Franklin Resources, Inc.............     22,443
      16    Green Tree Financial Corp. (c)......        406
      20    Marshall & Ilsley Corp..............      1,243
      38    Mercantile Bancorporation...........      2,306
      27    MGIC Investment Corp................      1,765
     262    Northern Trust Corp.................     18,254
      47    Old Republic International Corp.....      1,759
     120    Price (T. Rowe) Associates..........      7,529
     119    Robert Half International, Inc.
              (b)...............................      4,768
       5    Summit Bancorp......................        266
      42    SunAmerica, Inc.....................      1,779
     176    TCF Financial Corp..................      5,987

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Growth Opportunities Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                  COMMON STOCKS, CONTINUED:
                  Financial Services, continued:
      29    Union Planters Corp.................   $  1,957
      52    Wilmington Trust Corp...............      3,244
                                                   --------
                                                    115,928
                                                   --------
                             Health Care (8.8%):
     154    Biogen, Inc. (b)....................      5,594
      18    Biomet, Inc.........................        461
     151    Centocor, Inc. (b)..................      5,027
     311    Chiron Corp. (b)(c).................      5,287
     116    Dentsply International, Inc.........      3,544
     143    Foundation Health Systems, Series A
              (b)(c)............................      3,188
      88    Health Care & Retirement Corp.
              (b)...............................      3,538
     293    Health Management Associates, Inc.
              (b)...............................      7,406
      80    Healthcare Compare Corp. (b)........      4,112
      26    Healthsouth Corp. (b)(c)............        717
     105    Hillenbrand Industries, Inc.........      5,349
      14    Integrated Health Services..........        430
      17    Medtronic, Inc......................        868
     175    Omnicare, Inc. (c)..................      5,422
      97    Oxford Health Plans, Inc. (b).......      1,515
      95    Quorum Health Group, Inc. (b).......      2,482
      40    R. P. Scherer Corp. (b).............      2,440
     183    Stryker Corp. (c)...................      6,832
      98    Sybron International Corp.-
              Wisconsin (b)(c)..................      4,576
      12    United Healthcare Corp..............        593
      50    Vencor, Inc. (b)....................      1,222
     141    Watson Pharmaceutical, Inc. (b).....      4,580
                                                   --------
                                                     75,183
                                                   --------
                          Multi-Industry (0.6%):
      40    Trammell Crow Co....................      1,030
     226    United Rentals, Inc. (b)(c).........      4,365
                                                   --------
                                                      5,395
                                                   --------
                           Raw Materials (2.5%):
      52    Betzdearborn, Inc...................      3,187
      76    Crompton & Knowles Corp.............      2,025
      57    Cytec Industries, Inc. (b)..........      2,694
      85    IMC Global, Inc. (c)................      2,784
     103    Ispat International N.V.-New York
              (c)...............................      2,232
     126    Lyondell Petrochemical..............      3,347
      95    Solutia, Inc........................      2,535
      58    Witco Corp..........................      2,359
                                                   --------
                                                     21,163
                                                   --------
                                 Retail (10.8%):
      58    Barnes & Noble, Inc. (b)............      1,929
      94    Bed Bath & Beyond, Inc. (b)(c)......      3,634

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                  COMMON STOCKS, CONTINUED:
                              Retail, continued:
     180    Claire's Stores, Inc................   $  3,507
     234    CompUSA, Inc. (b)...................      7,246
     164    Consolidated Stores Co. (b).........      7,194
     295    Dollar General Corp.................     10,697
     278    Family Dollar Stores, Inc...........      8,159
      16    Hollywood Entertainment Corp.
              (b)(c)............................        170
      17    Home Depot, Inc.....................        971
   1,447    Just For Feet, Inc. (b)(c)..........     18,992
     154    Kohl's Corp. (b)(c).................     10,478
      60    Lands End, Inc. (b).................      2,104
      87    Mac Frugal's Bargains (b)...........      3,574
      57    Outback Steakhouse, Inc. (b)........      1,647
     301    Starbucks Corp. (b).................     11,543
      25    Tiffany & Co. (c)...................        902
                                                   --------
                                                     92,747
                                                   --------
                                 Shelter (2.1%):
      55    Hon Industries, Inc.................      3,216
     170    Leggett & Platt, Inc................      7,136
      81    Sealed Air Corp. (b)(c).............      4,977
     168    Sunstone Hotel Investors, Inc.......      2,901
                                                   --------
                                                     18,230
                                                   --------
                             Technology (16.1%):
       7    3Com Corp. (b)......................        252
      18    Adaptec, Inc. (b)...................        668
     235    ADC Telecommunications, Inc. (b)....      9,824
     151    Altera Corp. (b)(c).................      5,005
     220    American Power Conversion (b).......      5,205
     301    Analog Devices, Inc. (b)(c).........      8,329
      11    Ascend Communications, Inc. (b).....        270
      34    ATMEL Corp. (b).....................        633
     219    BMC Software, Inc. (b)..............     14,386
     379    Cadence Design Systems, Inc. (b)....      9,278
       8    Cisco Systems, Inc. (b).............        418
     381    Compuware Corp. (b).................     12,192
     154    Dell Computer Corp. (b).............     12,902
       1    Electronic Arts, Inc. (b)(c)........         53
       5    Intel Corp..........................        323
      91    Lexmark International Group, Inc.
              (b)...............................      3,458
     122    Linear Technology Corp. (c).........      7,024
     265    Maxim Integrated Products, Inc.
              (b)(c)............................      9,143
       6    Microsoft Corp. (b).................        724
      95    Network Associates, Inc.............      5,023
      18    Newbridge Networks Corp.............        633
      22    Oracle Corp. (b)....................        485
      13    Parametric Technology Corp. (b).....        616
      88    Quantum Corp. (b)(c)................      1,772
      85    SCI Systems, Inc. (b)(c)............      3,707

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Growth Opportunities Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                  COMMON STOCKS, CONTINUED:
                          Technology, continued:
     158    Solectron Corp. (b).................   $  6,575
      63    Structural Dynamics (b).............      1,413
      10    Sun Microsystems, Inc. (b)..........        383
      95    Synopsys, Inc. (b)..................      3,396
      13    Tellabs, Inc. (b)...................        703
     190    Teradyne, Inc. (b)(c)...............      6,086
      18    Thermo Instrument Systems, Inc.
              (b)...............................        635
      43    Varian Associates, Inc..............      2,179
     136    Xilinx, Inc. (b)....................      4,783
                                                   --------
                                                    138,476
                                                   --------
                          Transportation (0.5%):
     117    Illinois Central Corp...............      3,975
                                                   --------
                               Utilities (3.7%):
     191    360 Communications Co. (b)..........      3,846
     329    AES Corp. (b).......................     15,330
     192    LCI International, Inc. (b).........      5,904
     115    Seagull Energy Corp. (b)............      2,374
      93    Southern New England
              Telecommunications, Inc. (c)......      4,679
                                                   --------
                                                     32,133
                                                   --------
  Total Common Stocks                               814,383
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                              REPURCHASE AGREEMENTS (4.1%):
 $35,429    Prudential Securities, 6.80%, 1/2/98
              (Collateralized by $43,741 U.S.
              Government Agency Securities,
              7.03%, 11/1/32, market value
              $36,492)..........................     35,429
                                                   --------
  Total Repurchase Agreements                        35,429
                                                   --------
Total (Cost $701,114) (a)                          $849,812
                                                   ========

------------

Percentages indicated are based on net assets of $858,525.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation.....................................  $181,676
                   Unrealized depreciation.....................................   (32,978)
                                                                                 --------
                   Net unrealized appreciation.................................  $148,698
                                                                                 ========

(b) Non-income producing securities.
(c) A portion of this security was loaned as of December 31, 1997.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Small Capitalization Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                   COMMERCIAL PAPER (5.0%):
                      Financial Services (5.0%):
  5,575     CXC, Inc., 5.82%, 3/19/98...........   $  5,507
                                                   --------
  Total Commercial Paper                              5,507
                                                   --------
                                     COMMON STOCKS (88.2%):
           Business Equipment & Services (9.2%):
     20     A Consulting Team, Inc. (b).........        223
     45     Acxiom Corp. (b)....................        866
     25     Billing Information Concepts (b)....      1,197
     20     Carriage Services, Inc. (b).........        380
      8     Catalina Marketing Corp. (b)........        370
     15     Central Parking Corp................        680
     10     Choicepoint, Inc. (b)...............        478
     25     Concord EFS, Inc. (b)...............        622
     15     Equity Corporation International
              (b)...............................        347
     14     Hyperion Software, Inc. (b).........        483
     15     Imnet Systems, Inc. (b)(c)..........        244
     11     Inacom Corp. (c)....................        309
     30     Inspire Insurance Solutions (b).....        626
     12     Interim Services, Inc. (b)..........        311
     20     Norrell Corp........................        398
     30     Nova Corp. (b)......................        750
     20     Paxar Corp. (b).....................        296
     10     Pierce Leahy Corp. (b)..............        205
      8     Stone & Webster, Inc................        375
     10     Tetra Technologies (b)..............        211
     15     World Access, Inc. (b)..............        358
     15     Zebra Technologies, Class A (b).....        446
                                                   --------
                                                     10,175
                                                   --------
                           Capital Goods (2.6%):
     26     Blount International, Inc...........        694
     13     Imco Recycling, Inc.................        209
      8     Ionics, Inc. (b)....................        313
      8     Kent Electronics Corp. (b)..........        201
     25     Kuhlman Corp........................        977
     15     Wabash National Corp................        427
                                                   --------
                                                      2,821
                                                   --------
                        Consumer Durable (0.7%):
     10     Breed Technologies, Inc. (c)........        183
     50     Miller Industries, Inc. (b).........        537
                                                   --------
                                                        720
                                                   --------
                    Consumer Non-Durable (6.2%):
     10     Canandaigua Wine Co., Class A (b)...        554
     15     Coca-Cola Bottling Co...............      1,034
     20     Dekalb Genetics Corp................        785
     20     Earthgrains Co......................        940
     15     Nautica Enterprises, Inc. (b).......        349
     17     NBTY, Inc. (b)......................        567
     15     Richfood Holdings (c)...............        424

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                  COMMON STOCKS, CONTINUED:
                           Consumer Non-Durable, continued:
     24     Smithfield Foods, Inc. (b)..........   $    792
     15     Westpoint Stevens, Inc. (b)(c)......        709
     30     Wolverine World Wide, Inc...........        679
                                                   --------
                                                      6,833
                                                   --------
                       Consumer Services (2.9%):
     30     Action Performance Co., Inc.
              (b)(c)............................      1,136
     22     Grand Casinos (b)...................        300
     25     International Speedway Corp. (c)....        589
     15     Regal Cinemas, Inc. (b)(c)..........        418
     20     Sturm, Ruger & Co...................        369
     25     Suburban Lodges of America (b)......        333
                                                   --------
                                                      3,145
                                                   --------
                                  Energy (7.4%):
      8     CAMCO International, Inc............        510
     10     Devon Energy Corp...................        385
     10     EVI, Inc. (b).......................        518
     12     Forcenergy, Inc. (b)(c).............        314
     20     Global Industries Ltd. (b)..........        340
     14     Input/Output, Inc. (b)..............        416
     15     Marine Drilling Co., Inc. (b).......        311
     30     Maverick Tube Corp. (b).............        759
     30     Newpark Resources, Inc. (b).........        525
     25     Patterson Energy, Inc. (b)..........        966
     10     Pool Energy Services Co. (b)........        223
     25     Pride Petroleum Services, Inc.
              (b)...............................        631
      7     Saint Mary Land & Exploration.......        245
     10     Snyder Oil Corp.....................        183
     17     Stone Energy Corp. (b)..............        559
     15     Trico Marine Services, Inc. (b).....        441
     18     Tuboscope, Inc. (b).................        433
     15     UTI Energy Corp. (b)................        388
                                                   --------
                                                      8,147
                                                   --------
                     Financial Services (18.4%):
     35     Alabama National Bankcorp...........        923
     25     Amresco, Inc. (b)...................        756
      4     BankAtlantic Bancorp, Inc.,
              Series A (c)......................         61
     15     BankAtlantic Bancorp, Inc., Series
              B.................................        251
     25     Bankunited Financial Corp. (b)......        385
      7     Capital Bancorp.....................        405
     20     Carolina First Corp.................        430
      7     Cenit Bancorp, Inc..................        557
     20     Colonial BancGroup, Inc.............        689
     52     Cooperative Bankshares, Inc. (b)....      1,274
     23     Cullen/Frost Bankers, Inc...........      1,396
     20     Eagle Bancshares, Inc...............        440
     11     First Commercial Corp...............        616
     25     First Financial Holdings, Inc.......      1,328

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Small Capitalization Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                  COMMON STOCKS, CONTINUED:
                             Financial Services, continued:
     20     First Liberty Financial Corp........   $    640
     14     First Palm Beach Bancorp............        582
     12     Keystone Financial, Inc.............        483
     25     Protective Life Corp................      1,493
     10     Provident Financial Group, Inc......        485
     15     Raymond James Financial.............        595
     14     Republic Bancshares, Inc. (b).......        371
     21     Resource Bancshares Mortgage
              Group.............................        343
     15     Seacoast Banking Corp...............        578
     25     Sirrom Capital Corp.................      1,303
     25     Sovereign Bancorp, Inc..............        519
     10     Trans Financial, Inc................        389
     42     Triad Guaranty, Inc. (b)............      1,218
     25     United Cos. Financial Corp. (c).....        388
     12     Whitney Holding Corp................        684
     17     Zions Bancorporation................        771
                                                   --------
                                                     20,353
                                                   --------
                             Health Care (9.2%):
     20     Alpharma, Inc. (c)..................        435
      9     Ballard Medical Products............        218
     26     Centennial Healthcare Corp. (b).....        592
     15     Cryolife, Inc. (b)..................        204
     30     Cyberonics, Inc. (b)................        458
     30     Genesis Health (b)(c)...............        791
     10     Gulf South Medical Supply (b).......        373
     12     ICN Pharmaceuticals, Inc............        596
     15     Invacare Corp.......................        326
     11     LCA Vision, Inc.....................         13
     16     Lincare Holding, Inc. (b)...........        910
      8     MedImmune, Inc. (b).................        343
      7     Mentor Corp.........................        266
     10     North American Vaccine, Inc.
              (b)(c)............................        249
     20     Orthalliance, Inc., Class A (b).....        183
     45     Orthodontic Centers of America
              (b)(c)............................        748
     20     Phycor, Inc. (b)(c).................        540
      9     Protein Design Labs, Inc. (b).......        360
     24     Roberts Pharmaceutical Corp. (b)....        230
      9     Safeskin Corp. (b)..................        511
     11     Steris Corp. (b)....................        507
     40     Summit Technology, Inc. (b).........        181
     16     Sunrise Assisted Living (b).........        690
      8     Vertex Pharmaceuticals, Inc. (b)....        264
     30     Vision Twenty-One, Inc. (b).........        278
                                                   --------
                                                     10,266
                                                   --------
                          Multi-Industry (0.5%):
     40     Denali, Inc. (b)....................        530
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                  COMMON STOCKS, CONTINUED:
                           Raw Materials (1.8%):
     14     Birmingham Steel Corp...............   $    221
     25     Chemfirst, Inc......................        705
     10     NS Group, Inc. (b)..................        171
     20     Quanex Corp.........................        563
     10     Scotts Company (b)..................        303
                                                   --------
                                                      1,963
                                                   --------
                                  Retail (7.1%):
     30     Arbor Drugs, Inc....................        555
     35     Cato Corp...........................        311
     17     Compucom Systems, Inc. (b)..........        140
     12     Footstar, Inc. (b)..................        323
     25     Gymboree Corp. (b)..................        684
     30     Hibbet Sporting Goods, Inc. (b).....        660
     20     Just For Feet, Inc. (b).............        263
     20     Landry's Seafood Restaurants, Inc.
              (b)...............................        480
     12     Men's Wearhouse, Inc. (b)...........        417
     30     Michaels Stores, Inc. (b)(c)........        876
     14     O'Reilly Automotive, Inc. (b).......        368
     30     Pier 1 Imports, Inc.................        679
     24     Proffitts, Inc. (b).................        683
     16     Ross Stores, Inc....................        582
     15     Ruby Tuesday, Inc. (b)..............        386
     15     Stein Mart, Inc. (b)................        401
                                                   --------
                                                      7,808
                                                   --------
                                 Shelter (2.8%):
     24     Caraustar Industries, Inc...........        822
     30     Ethan Allen Interiors, Inc..........      1,156
      3     Kimberly Clark Corp.................        166
     20     Oakwood Homes Corp..................        664
     35     Southern Energy Homes, Inc. (b).....        280
                                                   --------
                                                      3,088
                                                   --------
                             Technology (12.2%):
      7     Alliant Techsystems, Inc. (b).......        390
     30     Aspect Telecommunications, Inc.
              (b)...............................        626
      5     ATMI, Inc. (b)......................        121
     28     Benchmark Electronics, Inc. (b).....        620
     25     Comverse Technology, Inc. (b).......        955
     35     Corsair Communications, Inc.
              (b)(c)............................        569
     25     Datastream Systems, Inc. (b)........        775
     54     Digital Microwave Corp. (b).........        783
     25     Faro Technologies, Inc. (b).........        291
     26     Harbinger Corp. (b).................        731
     10     Keane, Inc. (b).....................        406
     10     Kemet Corp. (b).....................        194
      5     Lattice Semiconductor Corp. (b).....        237
     19     Microchip Technology, Inc. (b)......        570
     11     Novellus Systems, Inc. (b)..........        355
     13     Oak Industries (b)..................        386

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Small Capitalization Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                  COMMON STOCKS, CONTINUED:
                                     Technology, continued:
     19     Platinum Technology, Inc. (b)(c)....   $    537
     40     Powertel, Inc. (b)..................        670
     10     Read-Rite Corp. (b).................        158
     12     Sanmina Corp. (b)(c)................        813
     20     Sawtek, Inc. (b)....................        528
      6     SCI Systems, Inc. (b)(c)............        266
     13     Sterling Software (b)...............        533
     23     Tech Data Corp. (b).................        894
     40     Telco Systems, Inc. (b).............        388
     16     Vantive Corp. (b)...................        404
     16     VLSI Technology, Inc. (b)...........        378
                                                   --------
                                                     13,578
                                                   --------
                          Transportation (3.9%):
     14     Atlantic Coast Airlines, Inc.
              (b)(c)............................        445
     23     Comair Holdings, Inc. (b)...........        543
     38     Halter Marine Group, Inc. (b)(c)....      1,082
     25     Heartland Express, Inc. (b)(c)......        672
     25     MS Carriers, Inc. (b)...............        622
     10     Railtex, Inc. (b)...................        143
     14     Skywest, Inc........................        415
     10     USFreightways Corp..................        325
                                                   --------
                                                      4,247
                                                   --------
                               Utilities (3.3%):
      6     Energen Corp........................        239
     13     K N Energy, Inc.....................        702
     50     LCI International, Inc. (b)(c)......      1,537
     25     Rural Cellular Corp. Class A (b)....        327
     15     Southwestern Energy Co..............        193

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                  COMMON STOCKS, CONTINUED:
Utilities, continued:
     22     Tel-Save Holdings, Inc. (b)(c)......   $    437
      7     TNP Enterprises, Inc................        233
                                                   --------
                                                      3,668
                                                   --------
  Total Common Stocks                                97,342
                                                   --------
                                   PREFERRED STOCKS (2.0%):
                      Financial Services (1.8%):
     15     CCB Financial Corp..................      1,612
     17     Southwest Securities Group, Inc.....        438
                                                   --------
                                                      2,050
                                                   --------
                              Technology (0.2%):
      7     Gray Communications Systems, Inc.,
              Class B...........................        175
                                                   --------
  Total Preferred Stocks                              2,225
                                                   --------
                          U.S. TREASURY OBLIGATIONS (0.2%):
                     U.S. Treasury Bills (0.2%):
 $  105     2/19/98 (d).........................        104
     55     2/26/98 (d).........................         55
     15     3/12/98.............................         15
                                                   --------
  Total U.S. Treasury Obligations                       174
                                                   --------
                              REPURCHASE AGREEMENTS (4.2%):
  4,619     Prudential Securities, 6.80%, 1/2/98
              (Collateralized by $4,836 U.S.
              Treasury Bills, 0.00%, 6/25/98,
              market value $4,712)..............      4,619
                                                   --------
  Total Repurchase Agreements                         4,619
                                                   --------
Total (Cost $85,403) (a)                           $109,867
                                                   ========

------------

Percentages indicated are based on net assets of $110,282.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation.....................................  $27,909
                   Unrealized depreciation.....................................   (3,340)
                                                                                 -------
                   Net unrealized appreciation.................................  $24,569
                                                                                 =======

(b) Non-income producing securities.
(c) A portion of this security was loaned as of December 31, 1997.
(d) Serves as collateral for futures.

At December 31, 1997, the Portfolios open futures contracts were as follows:

                                                                 CURRENT
 NUMBER                                          OPENING         MARKET
   OF                                           POSITIONS         VALUE
CONTRACTS             CONTRACT TYPE               (000)           (000)
---------             -------------             ---------        -------
   25        Long Russell March 1998 Futures     $5,413          $5,518

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
COMMON STOCKS (96.1%):
ARGENTINA (0.8%):
Automotive (0.0%):
     34     Renault Argentina (b)...............   $     44
                                                   --------
Beverages & Tobacco (0.0%):
            Buenos Aires Embottelladora SA,
              Class B (b)(d)....................         27
                                                   --------
Oil & Gas Exploration, Production & Services (0.5%):
    130     Perez Companc SA....................        929
     39     YPF Sociedad Anonima................      1,307
                                                   --------
                                                      2,236
                                                   --------
Telecommunications (0.3%):
     89     Telecom Argentina SA, Class B.......        637
    215     Telefonica de Argentina SA, Class
              B.................................        806
                                                   --------
                                                      1,443
                                                   --------
            Total Argentina.....................      3,750
                                                   --------
AUSTRALIA (2.2%):
Banking (0.7%):
    120     National Australia Bank Ltd. (b)....      1,674
    171     Westpac Banking Corp., Ltd..........      1,093
                                                   --------
                                                      2,767
                                                   --------
Beverages & Tobacco (0.1%):
     57     Coca-Cola Amatil Ltd. (b)...........        427
                                                   --------
Brewery (0.0%):
    113     Foster's Brewing Group Ltd..........        215
                                                   --------
Broadcasting & Publishing (0.2%):
    157     News Corp., Ltd. (b)................        864
                                                   --------
Building Products (0.3%):
    221     Boral Ltd...........................        558
    135     CSR Ltd. (b)........................        458
    131     Pioneer International Ltd. (b)......        358
                                                   --------
                                                      1,374
                                                   --------
Diversified (0.1%):
     82     Southcorp Holdings Ltd..............        271
                                                   --------
Engineering (0.0%):
     31     Leighton Holdings Ltd...............        108
                                                   --------
Metals (0.0%):
    229     M.I.M. Holdings Ltd. (b)............        140
     36     RGC Ltd.............................         55
                                                   --------
                                                        195
                                                   --------
Metals & Mining (0.4%):
     68     Aberfoyle Ltd.......................        111
    125     Australian National Industries
              Ltd...............................        114
    123     Broken Hill Proprietary Co. Ltd.
              (b)...............................      1,144
     30     Delta Gold..........................         32
     28     Great Central Mines Ltd (b).........         30

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
                           AUSTRALIA, CONTINUED:
Metals & Mining, continued:
     35     Newcrest Mining Ltd. (b)............   $     38
    122     Normandy Mining Ltd. (b)............        119
     36     Plutonic Resources Ltd. (b).........        101
     31     Resolute Limited....................         23
     87     WMC Ltd. (b)........................        303
                                                   --------
                                                      2,015
                                                   --------
Real Estate (0.2%):
    186     General Property Trust..............        330
    177     Stockland Trust Group...............        410
    186     Westfield Trust.....................        355
                                                   --------
                                                      1,095
                                                   --------
Retail-Stores/Catalog (0.1%):
    102     Coles Myer Ltd. (b).................        490
                                                   --------
Services (0.1%):
     14     Brambles Industries Ltd.............        280
                                                   --------
            Total Australia.....................     10,101
                                                   --------
AUSTRIA (1.6%):
Airlines (0.1%):
     22     Austrian Airlines (b)...............        457
                                                   --------
Automotive (0.0%):
      7     Steyr-Daimler-Puch AG...............        174
                                                   --------
Banking & Finance (0.4%):
      7     Bank Austria AG.....................        181
     18     Bank Austria AG, Participating
              Certificates (b)..................        909
     11     Bank Austria VAR (b)................        540
                                                   --------
                                                      1,630
                                                   --------
Beverages & Tobacco (0.0%):
      4     Osterreichische Brau-Beteiligungs AG
              (b)...............................        197
                                                   --------
Building Products (0.1%):
      2     Wienerberger Baustoffindustrie AG...        455
                                                   --------
Chemicals (0.1%):
      4     Lenzing AG (b)......................        240
                                                   --------
Engineering (0.1%):
      4     VA Technologie AG (b)...............        652
                                                   --------
Environmental Services (0.1%):
      2     BWT AG..............................        279
                                                   --------
Insurance (0.2%):
      3     EA-Generali AG......................        748
                                                   --------
Miscellaneous Materials & Commodities (0.1%):
      9     Radex-Heraklith
              Industriebeteiligungs AG..........        308
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
AUSTRIA, CONTINUED:
  Oil & Gas Exploration, Production & Services (0.2%):
      8     OMV AG..............................   $  1,155
                                                   --------
Telecommunications--Services and Equipment (0.2%):
     11     Osterreichische
              Elekrizitaitswirtschafts-AG, Class
              A.................................      1,128
                                                   --------
            Total Austria.......................      7,423
                                                   --------
BELGIUM (1.9%):
Banking (0.4%):
      2     Generale de Banque SA...............        727
      1     Kredietbank NV......................        577
      1     Kredietbank VVPR (b)................        546
                                                   --------
                                                      1,850
                                                   --------
Chemicals (0.2%):
     14     Solvay SA...........................        851
                                                   --------
Industrial Holding Company (0.1%):
      4     Groupe Bruxelles Lambert SA.........        596
                                                   --------
Insurance (0.3%):
      4     Fortis AG...........................        891
      2     Royale Belge........................        537
                                                   --------
                                                      1,428
                                                   --------
Merchandising (0.2%):
     14     Delhaize-Le Lion SA.................        715
                                                   --------
Metals & Mining (0.0%):
      3     Union Miniere Group (b).............        207
                                                   --------
Oil & Gas Exploration, Production & Services (0.2%):
      2     PetroFina SA........................        890
                                                   --------
Telecommunications--Services and Equipment (0.5%):
      9     Electrabel SA.......................      2,134
                                                   --------
            Total Belgium.......................      8,671
                                                   --------
BRAZIL (0.3%):
Banking & Finance (0.0%):
 18,213     Banco Bradesco (d)..................          0
                                                   --------
Beverages & Tobacco (0.0%):
     41     Companhia Cervejaria Brahma (b).....         26
                                                   --------
Chemicals (0.0%):
    242     Copesul--Companhia Pertoquimica do
              Sul (b)...........................          9
     19     White Martins SA (b)................         27
                                                   --------
                                                         36
                                                   --------
Gaming (0.0%):
      5     Companhia Vidraria Santa Maria......          9
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
BRAZIL, CONTINUED:
Gas & Electric Utility (0.2%):
  7,050     Centrais Electricas Brasilieras SA
              (b)...............................   $    350
  3,370     Centrais Electricas Brasilieras SA,
              Class B...........................        172
  4,116     Companhia Paranaense de Energia-
              Copel (b).........................         46
    405     Light--Servicos de Eletricidade SA
              (b)...............................        169
                                                   --------
                                                        737
                                                   --------
Steel (0.0%):
  3,589     Companhia Siderurgica Nacional......        100
      4     Companhia Vale do Rio Doce (b)......         77
                                                   --------
                                                        177
                                                   --------
Telecommunications (0.1%):
  2,677     Telecomunicacoes Brasileiras SA.....        272
    193     Telecomunicacoes de Sao Paulo SA
              (b)...............................         44
                                                   --------
                                                        316
                                                   --------
Tobacco (0.0%):
     10     Souza Cruz SA.......................         81
                                                   --------
            Total Brazil........................      1,382
                                                   --------
CHILE (0.2%):
Banking & Finance (0.0%):
      6     Banco de Santiago ADR (b)...........        131
                                                   --------
Beverages & Tobacco (0.0%):
      7     Embotelladora Andina SA, Series A
              ADR...............................        143
                                                   --------
Telecommunications (0.2%):
     18     Telecomunicaciones de Chile SA
              ADR...............................        545
                                                   --------
            Total Chile.........................        819
                                                   --------
DENMARK (1.5%):
Agriculture (0.0%):
      3     Korn-OG Foderstof Kompagniet A/S....         82
                                                   --------
Banking & Finance (0.3%):
      7     Danske Bank.........................        894
      6     Unidanmark A/S, Class A.............        411
                                                   --------
                                                      1,305
                                                   --------
Beverages & Tobacco (0.1%):
      4     Carlsberg A/S, Class A..............        192
      7     Carlsberg A/S, Class B (b)..........        392
                                                   --------
                                                        584
                                                   --------
Commercial Services (0.0%):
      3     ISS International Service System
              A/S, Class B (b)..................        105
                                                   --------
Diversified (0.1%):
     14     Superfos A/S........................        348
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
DENMARK, CONTINUED:
  Engineering (0.0%):
      7     FLS Industries A/S, Class B.........   $    175
                                                   --------
Pharmaceuticals (0.5%):
     13     Novo Nordisk A/S, Class B...........      1,854
                                                   --------
Telecommunications (0.2%):
     14     Tele Danmark A/S, Class B...........        853
                                                   --------
Transportation & Shipping (0.3%):
      0     D/S 1912, Class B (d)...............        785
      0     D/S Svendborg A/S, Class B (d)......        788
      0     Lauritzen (J.) Holding A/S (b)(d)...         25
                                                      1,598
                                                   --------
            Total Denmark.......................      6,904
                                                   --------
FINLAND (0.8%):
Banking & Finance (0.1%):
     96     Merita Ltd., Class A................        524
                                                   --------
Forest Products (0.1%):
     27     UPM-Kymmene Corp....................        544
                                                   --------
Insurance (0.1%):
      5     Pohjola Insurance Group, Class B....        178
      8     Sampo Insurance Co..................        260
                                                   --------
                                                        438
                                                   --------
Metals (0.1%):
     26     Outokumpo OY, Class A...............        313
                                                   --------
Telecommunications (0.4%):
     19     Nokia AB, Class A...................      1,343
     11     Nokia AB, Class K...................        752
                                                   --------
                                                      2,095
                                                   --------
            Total Finland.......................      3,914
                                                   --------
FRANCE (10.6%):
Automotive (0.2%):
      6     PSA Peugeot.........................        795
                                                   --------
Banking (0.9%):
     24     Banque Nationale de Paris...........      1,274
     16     Compagnie Financiere de Paribas.....      1,374
     10     Societe Generale (b)................      1,427
                                                   --------
                                                      4,075
                                                   --------
Beverages & Tobacco (0.4%):
     10     LVMH (Moet Hennessy Louis
              Vuitton)..........................      1,584
      8     Pernod Ricard (b)...................        478
                                                   --------
                                                      2,062
                                                   --------
Broadcasting/Cable (0.1%):
      4     Canal Plus (b)......................        670
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
FRANCE, CONTINUED:
Building Products (0.3%):
      3     Imetal SA...........................   $    354
     15     Lafarge SA (b)......................      1,002
                                                   --------
                                                      1,356
                                                   --------
Business Service (0.6%):
     17     Compagnie Generale des Eaux.........      2,338
      9     Havas SA............................        658
                                                   --------
                                                      2,996
                                                   --------
Chemicals (0.7%):
     10     L'Air Liquide (b)...................      1,515
     38     Rhone-Poulenc SA (b)................      1,710
                                                   --------
                                                      3,225
                                                   --------
Commercial Services (0.2%):
      1     Addeco SA...........................        170
      1     Sodexho SA..........................        697
                                                   --------
                                                        867
                                                   --------
Construction (0.1%):
      5     Bouygues............................        521
                                                   --------
Defense (0.2%):
      1     Sagem SA............................        290
     19     Thomson CSF (b).....................        585
                                                   --------
                                                        875
                                                   --------
Diversified (0.1%):
     15     Lagardere SCA (b)...................        493
                                                   --------
Electrical & Electronic (0.9%):
     18     Alcatel Alsthom (b).................      2,264
      5     Legrand SA (b)......................        947
     16     Schneider SA........................        891
                                                   --------
                                                      4,102
                                                   --------
Energy (1.4%):
     31     Elf Aquitane SA.....................      3,565
     28     Total SA, Class B...................      3,070
                                                   --------
                                                      6,635
                                                   --------
Engineering (0.1%):
      4     Compagnie Francaise d'Etudes et de
              Construction Technip (b)..........        396
                                                   --------
Food & Household Products (0.1%):
      4     Eridania Beghin-Say SA..............        696
                                                   --------
Food Products & Services (0.3%):
      8     Groupe Danone.......................      1,421
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
FRANCE, CONTINUED:
  Health & Personal Care (0.9%):
      7     L'OREAL.............................   $  2,856
     12     Sanofi SA...........................      1,282
                                                   --------
                                                      4,138
                                                   --------
Industrial Goods & Services (0.2%):
     17     Michelin Class B, Registered........        874
                                                   --------
Industrial Holding Company (0.5%):
     21     Lyonnaise des Eaux SA...............      2,334
                                                   --------
Insurance (0.6%):
     35     AXA SA (b)..........................      2,706
                                                   --------
Leisure (0.2%):
      4     Accor SA (b)........................        809
      3     Salomon SA..........................        215
                                                   --------
                                                      1,024
                                                   --------
Media (0.1%):
      1     Pathe SA............................        280
                                                   --------
Merchandising (1.0%):
      4     Carrefour SA (b)....................      2,205
      7     Etablissements Economiques du Casino
              Guichard-Perrachon................        409
      3     Pinault-Printemps-Redoute SA........      1,334
      2     Promodes............................        911
                                                   --------
                                                      4,859
                                                   --------
Office Equipment & Services (0.2%):
     11     BIC.................................        774
                                                   --------
Oil & Gas (0.3%):
     10     Compagnie de Saint Gobain...........      1,414
                                                   --------
Textile Products (0.0%):
      2     Dollfus-Mieg & Cie (b)..............         43
                                                   --------
            Total France........................     49,631
                                                   --------
GERMANY (15.9%):
Airlines (0.2%):
     54     Lufthansa AG........................      1,014
                                                   --------
Automotive (1.6%):
     68     Daimler-Benz AG.....................      4,809
      1     Man AG..............................        416
      4     Volkswagen AG.......................      2,074
                                                   --------
                                                      7,299
                                                   --------
Banking (3.0%):
     98     Bayer AG (b)........................      3,644
     39     Bayerische Vereinsbank AG...........      2,493
     67     Deutsche Bank AG (b)................      4,707

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
GERMANY, CONTINUED:
Banking, continued:
      3     Dresdner Bank (b)...................   $    107
     62     Dresdner Bank AG....................      2,834
                                                   --------
                                                     13,785
                                                   --------
Banking & Finance (0.3%):
     33     Bayerische Hypotheken-und Weschel-
              Bank AG...........................      1,620
                                                   --------
Building Products (0.1%):
      8     Heidelberger Zement AG..............        542
                                                   --------
Business Service (0.5%):
      8     SAP AG..............................      2,467
                                                   --------
Chemicals (0.8%):
     83     BASF AG.............................      2,981
     15     Degussa AG..........................        762
                                                   --------
                                                      3,743
                                                   --------
Conglomerates (1.9%):
     30     Metro AG (b)........................      1,080
      3     Preussag AG (b).....................        855
     70     VEBA AG.............................      4,793
      4     Viag AG.............................      2,082
                                                   --------
                                                      8,810
                                                   --------
Construction (0.1%):
      9     Hochtief AG.........................        382
                                                   --------
Consumer Goods & Services (0.2%):
      6     Adidas AG...........................        827
                                                   --------
Electrical & Electronic (0.9%):
     74     Siemens AG..........................      4,449
                                                   --------
Engineering (0.7%):
     10     AGIV AG (b).........................        202
      6     Bilfinger & Berger Bau AG...........        186
      5     Mannesmann AG (b)...................      2,677
                                                   --------
                                                      3,065
                                                   --------
Health Care (0.2%):
     11     Schering AG.........................      1,026
                                                   --------
Insurance (2.8%):
     30     Allianz AG..........................      7,681
      5     AMB Aachener und Muenchener
              Beteiligungs......................        595
      2     AMB Aachener und Muenchener
              Beteiligungs AG...................        210
      4     CKAG Colonia Konzern AG.............        361

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
GERMANY, CONTINUED:
Insurance, continued:
      1     Muenchener Rueckversicherungs
              Gesellschaft AG, Bearer Shares
              (b)...............................   $    162
     11     Muenchener Rueckversicherungs
              Gesellschaft AG, Registered Shares
              (b)...............................      4,048
                                                   --------
                                                     13,057
                                                   --------
Investment Company (0.2%):
     17     Beiersdorf AG.......................        711
                                                   --------
Machinery & Equipment (0.2%):
      9     Kloeckner-Humbolt-Deutz AG (b)......         67
      1     Linde AG (b)........................        692
                                                   --------
                                                        759
                                                   --------
Metals & Mining (0.2%):
      9     Fag Kugelfischer Georg Schaefer
              AG................................        121
      4     Thyssen AG..........................        956
                                                   --------
                                                      1,077
                                                   --------
Pharmaceuticals (0.2%):
     24     Merck KGaA..........................        804
                                                   --------
Retail (0.1%):
      1     Karstadt AG (b).....................        398
                                                   --------
Retail-General Merchandise (0.0%):
      5     Douglas Holding AG..................        159
                                                   --------
Telecommunications (1.2%):
    306     Deutsche Telekom AG.................      5,670
                                                   --------
Telecommunications--Services and Equipment (0.5%):
     48     RWE AG..............................      2,573
                                                   --------
            Total Germany.......................     74,237
                                                   --------
GREECE (0.9%):
Agriculture (0.0%):
      8     Hellenic Sugar Industry SA..........         49
                                                   --------
Banking & Finance (0.6%):
     18     Alpha Credit Bank...................      1,066
      8     Commercial Bank of Greece SA........        294
     13     Ergo Bank SA........................        662
      5     National Bank of Greece SA (b)......        479
                                                   --------
                                                      2,501
                                                   --------
Beverages & Tobacco (0.1%):
     24     Hellenic Bottling Co. SA............        553
                                                   --------
Building Products (0.2%):
     27     Heracles General Cement Co. SA......        556
                                                   --------
Insurance (0.0%):
      5     Aspis Pronia (b)....................         53
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
GREECE, CONTINUED:
Telecommunications (0.0%):
      3     Intracom SA.........................   $    137
                                                   --------
Tobacco (0.0%):
      4     Papastratos Cigarette...............         77
                                                   --------
Transportation & Shipping (0.0%):
      7     Attica Enterprises..................         76
                                                   --------
            Total Greece........................      4,002
                                                   --------
HONG KONG (0.8%):
Airlines (0.0%):
    194     Cathay Pacific Airways (b)..........        158
                                                   --------
Banking (0.1%):
     83     Bank of East Asia Ltd. (b)..........        195
     12     HSBC Holdings PLC...................        286
                                                   --------
                                                        481
                                                   --------
Banking & Finance (0.0%):
     38     Wing Lung Bank......................        182
                                                   --------
Broadcasting & Publishing (0.1%):
     95     Television Broadcasts Ltd...........        271
                                                   --------
Conglomerates (0.1%):
     68     Swire Pacific Ltd., Class A.........        373
                                                   --------
Electrical Equipment (0.0%):
    645     Elec & Eltek International
              Holdings Ltd......................        160
                                                   --------
Industrial Holding Company (0.2%):
    145     Hutchison Whampoa Ltd. (b)..........        909
                                                   --------
Printing & Publishing (0.0%):
    263     Oriental Press Group Ltd. (b).......         80
                                                   --------
Real Estate (0.1%):
     56     Sun Hung Kai Properties Ltd. (b)....        390
                                                   --------
Telecommunications (0.2%):
    391     Hong Kong Telecommunications
              Ltd. (b)..........................        804
                                                   --------
            Total Hong Kong.....................      3,808
                                                   --------
INDONESIA (0.2%):
Agriculture (0.0%):
    369     PT SMART Corp.......................         32
                                                   --------
Auto Parts (0.0%):
     61     PT Astra International IDR..........         16
                                                   --------
Banking & Finance (0.0%):
    298     PT Bank International Indonesia--
              Foreign Registry..................         18
                                                   --------
Building Products (0.0%):
    222     Indocement Tunggal Prakarsa.........         73
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
INDONESIA, CONTINUED:
  Chemicals (0.0%):
  1,246     Polysindo EKA IDR...................   $    206
                                                   --------
Forest Products (0.0%):
    203     PT Barito Pacific Timber............         58
    100     PT Inti Indorayon Utama--
              Foreign Registry..................         10
                                                   --------
                                                         68
                                                   --------
Telecommunications (0.1%):
    108     PT Indosat..........................        198
    285     PT Telekomunikasi Indonesia.........        152
                                                   --------
                                                        350
                                                   --------
Tobacco (0.1%):
    155     PT Gudang Garam.....................        236
     51     PT Hanjaya Mandala Sampoerna........         38
                                                   --------
                                                        274
                                                   --------
            Total Indonesia.....................      1,037
                                                   --------
IRELAND (0.5%):
Banking (0.1%):
     38     Allied Irish Banks PLC..............        363
                                                   --------
Banking & Finance (0.3%):
    132     Allied Irish Banks PLC..............      1,282
                                                   --------
Beverages & Tobacco (0.0%):
     77     James Crean PLC.....................        158
                                                   --------
Industrial Goods & Services (0.1%):
    133     Smufit (Jefferson) Group............        375
                                                   --------
            Total Ireland.......................      2,178
                                                   --------
ITALY (10.0%):
Agriculture (0.1%):
    306     Parmalat Finanziaria SpA (b)........        438
                                                   --------
Auto Parts (0.0%):
     90     Magneti Marelli SpA.................        154
                                                   --------
Automotive (0.5%):
    719     Fiat SpA............................      2,091
    165     Fiat SpA di Risp
              (Non-convertible).................        273
                                                   --------
                                                      2,364
                                                   --------
Banking (1.0%):
    378     Banca Commerciale Italiana (b)......      1,315
     39     Banca Popolare di Milano............        247
     99     Banco Ambrosiano Veneto SpA.........        379
    425     Credito Italiano SpA (b)............      1,313

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
ITALY, CONTINUED:
Banking, continued:
    148     Istituto Bancario San Paolo
              di Torino (b).....................   $  1,412
     32     Riunione Adriatica di Sicurta SpA
              di Risp...........................        215
                                                   --------
                                                      4,881
                                                   --------
Banking & Finance (0.1%):
     81     Mediobanca SpA (b)..................        633
                                                   --------
Broadcasting & Publishing (0.2%):
    232     Mediaset SpA........................      1,141
                                                   --------
Building Products (0.1%):
     32     Italcementi SpA (b).................        224
     15     Italcementi SpA RNC.................         45
                                                   --------
                                                        269
                                                   --------
Chemicals (0.2%):
    958     Montedison SpA......................        860
    102     Montedison SpA di Risp..............         67
    130     Snia MPD SpA........................        134
                                                   --------
                                                      1,061
                                                   --------
Engineering (0.0%):
    145     Impregilo SpA.......................        111
                                                   --------
Financial Services (0.3%):
    109     Istituto Mobiliare Italiano (b).....      1,297
                                                   --------
Gas & Electric Utility (0.3%):
    127     Edison SpA (b)......................        767
    144     Italgas SpA.........................        595
                                                   --------
                                                      1,362
                                                   --------
Insurance (1.8%):
    237     Assicurazioni Generali..............      5,828
    486     Istituto Nazionale delle
              Assicurazioni.....................        985
     23     La Previdente.......................        177
     56     Riuniune Adriatici de Sicurta SpA
              (b)...............................        554
     63     Societa Assicuratrice Industriale
              (SAI) SpA (b).....................        700
                                                   --------
                                                      8,244
                                                   --------
Office Equipment & Services (0.0%):
    380     Olivetti SpA (b)....................        230
                                                   --------
Oil & Gas (1.9%):
  1,554     Ente Nazionale Idrocarburi SpA
              (ENI).............................      8,813
                                                   --------
Paper Products (0.1%):
     34     Burgo (Cartiere) SpA................        202
     17     Reno de Medici SpA (b)..............         46
                                                   --------
                                                        248
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
ITALY, CONTINUED:
  Printing & Publishing (0.0%):
     26     Mandadori (b).......................   $    208
                                                   --------
Retail (0.1%):
     36     La Rinascente SpA (b)...............        266
                                                   --------
Steel (0.0%):
     29     Falck Acciaierie & Ferriere Lombarde
              SpA...............................        132
                                                   --------
Telecommunications (3.0%):
     56     Sirti SpA (b).......................        337
  1,362     Telecom Italia Mobile SpA di Risp
              (Non-convertible).................      6,290
    357     Telecom Italia SpA..................      1,014
    773     Telecom Italia SpA..................      4,939
    213     Telecom Italia SpA-RNC (b)..........        939
                                                   --------
                                                     13,519
                                                   --------
Textile Products (0.1%):
     35     Benetton Group SpA (b)..............        569
      7     Marzotto (Gaetano) & Figli SpA......         85
                                                   --------
                                                        654
                                                   --------
Tire & Rubber (0.2%):
    300     Pirelli SpA (b).....................        803
                                                   --------
            Total Italy.........................     46,828
                                                   --------
JAPAN (20.8%):
Agriculture (0.0%):
     25     Nippon Beet Sugar Manufacturing.....         34
                                                   --------
Airlines (0.1%):
    115     Japan Airlines (b)..................        314
                                                   --------
Aluminum (0.0%):
     63     Nippon Light Metal Co...............         92
                                                   --------
Appliances & Household Products (1.2%):
    130     Matsushita Electric Industrial Co.,
              Ltd...............................      1,910
     12     Pioneer Electronic Corp.............        186
     95     Sanyo Electric Co...................        248
     81     Sharp Corp..........................        559
     26     Sony Corp...........................      2,320
                                                   --------
                                                      5,223
                                                   --------
Automotive (2.3%):
      2     Autobacs Seven Co...................         58
     62     Honda Motor Co., Ltd................      2,284
    159     Nissan Motor Co., Ltd...............        660
      9     Sanden..............................         39
     23     Toyoda Automatic Loom Works.........        425
    246     Toyota Motor Corp...................      7,076
                                                   --------
                                                     10,542
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Banking (2.3%):
    131     Asahi Bank Ltd......................   $    534
    304     Bank of Tokyo--Mitsubishi...........      4,202
    215     Fuji Bank Ltd.......................        873
    175     Industrial Bank of Japan............      1,252
    220     Mitsui Trust & Banking Co...........        428
    240     Sakura Bank Ltd.....................        689
    209     Sumitomo Bank.......................      2,395
     13     Yamaguchi Bank......................        160
                                                   --------
                                                     10,533
                                                   --------
Basic Industry (0.0%):
     42     Sekisui Chemical Co., Ltd...........        214
                                                   --------
Beverages & Tobacco (0.2%):
     20     Asahi Breweries Ltd.................        292
     49     Kirin Brewery Co., Ltd..............        359
     36     Takara Shuzo........................        134
                                                   --------
                                                        785
                                                   --------
Brewery (0.0%):
     18     Sapporo Breweries...................         57
                                                   --------
Broadcasting & Publishing (0.0%):
     18     Tokyo Broadcasting System...........        228
                                                   --------
Building Products (0.1%):
     35     Chichibu Onoda Cement Co............         65
      5     Dianippon Screen Manufacturing Co.,
              Ltd...............................         23
     21     Nihon Cement Co., Ltd...............         43
     32     Sanwa Shutter Corp..................        161
     16     Tostem Corp.........................        173
                                                   --------
                                                        465
                                                   --------
Chemicals (0.8%):
     72     Asahi Chemical Industry Co., Ltd....        245
      6     Daicel Chemical Industries Ltd......          8
     23     Dainippon Ink & Chemicals, Inc......         58
     97     Denki Kagaku Kogyo K.K..............        147
     26     Ishihara Sangyo Kaisha (b)..........         29
     32     Kaneka Corp.........................        145
     24     Konica Corp.........................        111
     13     Kureha Chemical Industry............         27
    107     Mitsubishi Chemical Corp............        154
     16     Mitsubishi Gas Chemical Co..........         42
     14     Nippon Shokubai K.K. Co.............         57
     14     NOF Corp............................         24
     19     Shin-Etsu Chemical Co...............        372
     59     Showa Denko K.K.....................         52
    100     Sumitomo Chemical Co................        231
     49     Takeda Chemical Industries..........      1,401
     80     Toray Industries, Inc...............        360

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Chemicals, continued:
     72     Tosoh Corp. (b).....................   $    121
     74     Ube Industries Ltd..................         94
                                                   --------
                                                      3,678
                                                   --------
Commercial Services (0.0%):
      3     Oyo Corp............................         46
                                                   --------
Computer Software (0.0%):
      4     CSK Corp............................        103
      3     Konami Co., Ltd.....................         74
                                                        177
                                                   --------
Construction (0.2%):
     26     Aoki Corp. (b)......................          8
     21     Daiko Inc. (b)......................         16
     29     Daiwa House Industry Co., Ltd.......        154
     22     Haseko (b)..........................         11
     56     Kumagai Gumi Co., Ltd...............         31
     12     Misawa Homes........................         33
     18     Okumura Corp........................         43
     28     Penta-Ocean Construction Co.,
              Ltd...............................         39
     61     Sekisui House Ltd...................        394
     59     Shimizu Corp........................        137
     46     Taisei Corp.........................         76
                                                   --------
                                                        942
                                                   --------
Consumer Goods & Services (0.1%):
     35     Nippon Sheet Glass Co., Ltd.........         49
     18     Renown, Inc. (b)....................          8
      9     Shimano, Inc........................        166
      2     Tokyo Style Co., Ltd................         18
     50     Toto Ltd............................        317
                                                   --------
                                                        558
                                                   --------
Cosmetics/Personal Care (0.0%):
     17     Shisiedo Co., Ltd...................        233
                                                   --------
Data Processing & Reproduction (0.3%):
    117     Fujitsu Ltd.........................      1,260
      2     Trans Cosmos, Inc...................         35
                                                   --------
                                                      1,295
                                                   --------
Distribution (0.1%):
    187     Itochu Corp.........................        295
                                                   --------
Diversified (0.1%):
      9     Amano Corp..........................         69
      7     Sanrio Co., Ltd. (b)................         37
     18     Yamaha Corp.........................        205
                                                   --------
                                                        311
                                                   --------
Electrical & Electronic (0.4%):
     13     Casio Computer Co., Ltd.............         94
     10     Kyocera Corp........................        455

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Electrical & Electronic, continued:
    125     Mitsubishi Electric Corp............   $    321
     22     Nikon Corp..........................        218
     17     Omron Corp..........................        267
      7     Rohm Co.............................        716
                                                   --------
                                                      2,071
                                                   --------
Electrical Equipment (0.2%):
      9     Alps Electric Co., Ltd..............         85
      7     SMC Corp............................        628
      4     Taiyo Yuden Co., Ltd................         28
                                                   --------
                                                        741
                                                   --------
Electronic Components/Instruments (0.8%):
      5     Adventest Corp......................        285
     13     Fanuc Co., Ltd......................        494
      3     Hirose Electric.....................        159
    203     Hitachi Ltd.........................      1,451
    106     NEC Corp............................      1,133
     23     Yokogawa Electric Corp..............        143
                                                   --------
                                                      3,665
                                                   --------
Electronics (0.0%):
      5     Nitto Denko Corp....................         87
                                                   --------
Energy (0.1%):
    169     Japan Energy Corp...................        160
    155     Nippon Oil Co.......................        402
                                                   --------
                                                        562
                                                   --------
Engineering (0.2%):
     13     Daito Trust Construction Co.,
              Ltd...............................         80
     36     Fujita Corp.........................         13
     33     Hazama Corp.........................         16
     49     Kajima Corp.........................        124
     10     Kandenko Co., Ltd...................         51
     70     Kawasaki Heavy Industries...........        109
     14     Kinden Corp.........................        149
     19     Nishimatsu Construction.............         60
     53     Obayashi Corp.......................        180
     17     Sato Kogyo..........................         11
     17     Toa Corp............................         22
                                                   --------
                                                        815
                                                   --------
Entertainment (0.1%):
     13     Toei................................         47
      1     Toho Co.............................        118
     22     Tokyo Dome Corp.....................        147
                                                   --------
                                                        312
                                                   --------
Financial Services (0.5%):
     18     Acom Co., Ltd.......................        997
    104     Mitsubishi Trust & Banking Co.......      1,047

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Financial Services, continued:
      6     Orix Corp...........................   $    420
      3     Uni-Charm...........................        107
                                                   --------
                                                      2,571
                                                   --------
Food & Household Products (0.2%):
     37     Ajinomoto Co., Inc..................        361
     39     Kao Corp............................        565
     10     Nissin Food Products................        182
                                                   --------
                                                      1,108
                                                   --------
Food Products & Services (0.1%):
     59     Daiei, Inc..........................        245
     10     Kikkoman Corp.......................         51
     21     Meiji Milk Products Co., Ltd........         55
     28     Nichirei Corp.......................         60
     26     Nippon Suisan Kaisha Ltd. (b).......         33
     17     Yamazaki Banking Co., Ltd...........        166
                                                   --------
                                                        610
                                                   --------
Forest Products (0.2%):
     38     Mitsubishi Paper Mills..............         53
    115     New Oji Paper Co....................        461
     70     Nippon Paper Industries Co..........        276
     17     Sumitomo Forestry Co., Ltd..........         83
                                                   --------
                                                        873
                                                   --------
Gas & Electric Utility (1.0%):
     81     Kansai Electric Power Co., Inc......      1,377
    170     Osaka Gas Co........................        390
     48     Tohoku Electric Power...............        734
     92     Tokyo Electric Power................      1,675
    204     Tokyo Gas Co., Ltd..................        464
                                                   --------
                                                      4,640
                                                   --------
Health & Personal Care (0.4%):
      9     Chugai Pharmaceutical Co., Ltd......         46
     20     Kyowa Hakko Kogyo Co., Ltd..........         87
     21     Lion Corp...........................         62
     27     Sankyo Co., Ltd.....................        613
     55     Yamanouchi Pharmaceutical Co.,
              Ltd...............................      1,185
                                                   --------
                                                      1,993
                                                   --------
Hotels & Lodging (0.0%):
     11     Fujita Kanko, Inc...................        118
                                                   --------
Industrial Goods & Services (0.7%):
     57     Bridgestone Corp....................      1,241
     57     Denso Corp..........................      1,030
     75     Mitsui Engineering & Shipbuilding
              Co., Ltd. (b).....................         48
     36     NGK Insulators Ltd..................        321

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Industrial Goods & Services, continued:
     18     NGK Spark Plug Co...................   $    102
     52     Sumitomo Electric Industries........        712
                                                   --------
                                                      3,454
                                                   --------
Insurance (0.4%):
     39     Mitsui Marine & Fire Insurance Co.,
              Ltd...............................        200
     14     Nichido Fire & Marine Insurance Co.,
              Ltd...............................         71
     29     Nippon Fire & Marine Insurance......        109
     32     Sumitomo Marine & Fire Insurance....        170
     97     Tokio Marine & Fire Insurance Co....      1,104
                                                   --------
                                                      1,654
                                                   --------
Jewelry (0.1%):
     40     Citizen Watch Co., Ltd..............        269
      6     Hoya Corp...........................        189
                                                   --------
                                                        458
                                                   --------
Leasing (0.1%):
     45     Yamato Transport Co., Ltd...........        606
                                                   --------
Leisure (0.0%):
      3     Namco...............................         90
                                                   --------
Machinery & Equipment (0.8%):
     15     Amada Co., Ltd......................         56
     25     Brother Industries Ltd..............         57
     45     Chiyoda Corp. (b)...................         48
      9     Daifuku Co., Ltd....................         44
     18     Daikin Industries Ltd...............         68
     14     Ebara Corp..........................        149
     49     Komatsu Ltd.........................        247
      3     Komori Corp.........................         45
     40     Koyo Seiko Co., Ltd.................        161
     94     Kubota Corp.........................        249
      9     Kurita Water........................         92
      6     Makino Milling Machine..............         38
     32     Minebea Co., Ltd....................        345
    229     Mitsubishi Heavy Industries, Ltd....        957
      5     Mori Seiki..........................         52
     58     Nigata Engineering Co., Ltd. (b)....         25
     77     NSK Ltd.............................        192
     49     NTN Corp............................        114
     38     Okuma Corp..........................        136
     34     Sumitomo Heavey Industries Ltd......        104
      5     Takuma Co., Ltd.....................         35
     10     Tokyo Electron Ltd..................        312
      8     Tsubakimoto Chain...................         29
                                                   --------
                                                      3,555
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
  Manufacturing--Capital Goods (0.3%):
     41     Fujikura Ltd........................   $    272
     16     Kokuyo Co., Ltd.....................        277
     21     Makita Corp.........................        202
     15     Murata Manufacturing Co., Ltd.......        379
     10     Nippon Sharyo Ltd...................         28
     22     Noritake Co., Ltd...................        105
                                                   --------
                                                      1,263
                                                   --------
Manufacturing--Consumer Goods (0.6%):
     69     Canon, Inc..........................      1,613
     33     Fuji Photo Film Co., Ltd............      1,269
      6     Sega Enterprises....................        109
                                                   --------
                                                      2,991
                                                   --------
Materials (0.0%):
      9     Okamoto Industries, Inc.............         16
     26     Sumitomo Osaka Cement Co., Ltd......         33
                                                   --------
                                                         49
                                                   --------
Medical Supplies (0.0%):
      3     Olympus Optical.....................         21
                                                   --------
Merchandising (0.4%):
     28     ITO-Yokado Co., Ltd.................      1,432
     18     JUSCO Co............................        255
     21     Marui Co., Ltd......................        328
                                                   --------
                                                      2,015
                                                   --------
Metals & Mining (0.2%):
     73     Furukawa Electric Co................        315
     64     Hitachi Zosen Corp..................        103
     66     Japan Steel Works (b)...............         50
     67     Mitsubishi Materials Corp...........        108
     30     Mitsui Mining & Smelting............        121
     59     Mitsui Mining Co., Ltd. (b).........         46
     57     Seika Corp..........................         86
     30     Sumitomo Metal Mining Co............         99
                                                   --------
                                                        928
                                                   --------
Office Equipment & Services (0.2%):
     57     Dai Nippon Printing Co., Ltd........      1,074
                                                   --------
Oil & Gas Exploration, Production & Services (0.1%):
      9     Arabian Oil Co......................        137
     66     Asahi Glass Co., Ltd................        314
     66     Teikoku Oil Co......................        173
                                                   --------
                                                        624
                                                   --------
Oil & Gas Transmission (0.1%):
     75     Iwatani International Corp..........        133
     83     Mitsubishi Oil Co., Ltd.............        123
                                                   --------
                                                        256
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Packaging (0.0%):
     14     Toyo Seikan Kaisha..................   $    199
                                                   --------
Pharmaceuticals (0.2%):
     12     Eisai Co., Ltd......................        184
     22     Meiji Seika.........................         73
     13     Shionogi & Co.......................         60
     29     Taisho Pharmacuetical Co............        743
                                                   --------
                                                      1,060
                                                   --------
Real Estate (0.4%):
     94     Mitsubishi Estate Co................      1,027
     65     Mitsui Fudosan......................        630
     10     Tokyo Tatemono Co., Ltd. (b)........         13
                                                   --------
                                                      1,670
                                                   --------
Restaurants (0.0%):
      8     Skylark Co., Ltd....................         77
                                                   --------
Retail (0.3%):
      4     Aoyama Trading Co., Ltd.............         75
     15     Credit Saison Co., Ltd..............        359
     14     Daimura, Inc........................         33
     10     Hankyu Department Stores............         56
     13     Isetan Co...........................         54
     24     Mitsukoshi Ltd......................         64
     52     Mycal Corp..........................        437
      3     Shimachu Co.........................         47
     26     Takashimaya Co......................        158
     11     Uny Co., Ltd........................        151
                                                   --------
                                                      1,434
                                                   --------
Services (0.3%):
     12     Secom...............................        770
     43     Toppan Printing Co., Ltd............        562
                                                   --------
                                                      1,332
                                                   --------
Steel (0.3%):
     67     Daido Steel Co., Ltd................         85
     53     Japan Metals & Chemicals (b)........         44
    218     Kawasaki Steel Corp.................        298
    425     Nippon Steel Co.....................        631
    215     NKK Corp............................        172
    260     Sumitomo Metal Industries (b).......        334
     11     Tokyo Steel.........................         37
                                                   --------
                                                      1,601
                                                   --------
Storage (0.0%):
     14     Mitsubishi Logistics Corp...........        146
     34     Mitsui-Soko Co., Ltd................         86
                                                   --------
                                                        232
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
  Telecommunications (1.7%):
     16     Nippon Comsys Corp..................   $    198
      1     Nippon Telegraph & Telephone
              Corp..............................      7,279
                                                   --------
                                                      7,477
                                                   --------
Textile Products (0.2%):
    191     Kanebo Ltd. (b).....................        140
     26     Kurabo Industries...................         28
     31     Kuraray Co., Ltd....................        257
     27     Mitsubishi Rayon Co., Ltd...........         66
     13     Nisshinbo Industries................         55
      5     Onward Kashiyama Co., Ltd...........         58
     31     Teijin Ltd..........................         65
     27     Toyobo Ltd..........................         33
     48     Unitika Ltd. (b)....................         26
                                                   --------
                                                        728
                                                   --------
Transportation & Shipping (0.4%):
      0     East Japan Railway Co. (d)..........      1,082
     30     Kamigumi Co., Ltd...................         89
     93     Kawasaki Kisen Kaisha Ltd. (b)......        113
     81     Mitsui OSK Lines, Ltd. (b)..........        113
     78     Nippon Yusen Kabushiki Kaisha.......        215
     12     Seino Transportation................         60
                                                   --------
                                                      1,672
                                                   --------
Transportation--Road & Railroad (0.6%):
     91     Hankyu Corp.........................        428
     30     Keihin Electric Express Railway.....        105
    232     Kinki Nippon Railway................      1,244
     53     Nippon Express Co., Ltd.............        265
     40     Odakyu Electric Railway.............        174
     36     Tobu Railway Co., Ltd...............        113
     78     Tokyu Corp..........................        302
                                                   --------
                                                      2,631
                                                   --------
Wholesale & International Trade (0.4%):
    130     Marubeni Corp.......................        229
    112     Mitsubishi Corp.....................        888
    106     Mitsui & Co.........................        629
                                                   --------
                                                      1,746
                                                   --------
Wholesale Distribution (0.0%):
     14     Nagase & Co.........................         41
                                                   --------
Wire & Cable Products (0.0%):
     19     Tokyo Rope MFG......................         22
                                                   --------
            Total Japan.........................     97,148
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
KOREA (0.0%):
Chemicals (0.0%):
      1     Han Wha Corp........................   $      1
      2     Hanwha Chemical Corp. (b)...........          2
                                                   --------
                                                          3
                                                   --------
Retail-Stores/Catalog (0.0%):
      8     Keum Kang Development Industries
              Co................................         23
                                                   --------
            Total Korea.........................         26
                                                   --------
LUXEMBOURG (0.0%):
Aluminum (0.0%):
      9     Hindalco Industries Ltd. GDR (b)....        185
                                                   --------
MALAYSIA (0.2%):
Agriculture (0.0%):
    118     Highlands & Lowlands Berhad.........        121
     19     IOI Corp. Berahd....................          6
     37     Kemayan Corp. Berhad (b)............          5
                                                   --------
                                                        132
                                                   --------
Automotive (0.0%):
    281     Tan Chong Motors....................        123
                                                   --------
Building Products (0.0%):
     10     Golden Plus Holdings................          2
      9     Jaya Tiasa Holdings Berhad..........         17
     80     Pan-Malaysia Cement Works Berhad....         31
                                                   --------
                                                         50
                                                   --------
Construction (0.0%):
     28     YTL Corp. Berhad....................         37
                                                   --------
Diversified (0.0%):
     24     Berjaya Group Berhad................          5
    231     Malaysian Mosaics Berhad............         83
     28     Mulph International.................          3
     20     Multi-Purpose Holdings Berhad.......          5
                                                   --------
                                                         96
                                                   --------
Engineering (0.0%):
     15     Pilecon Engineering Berhad..........          4
     25     United Engineers (Malaysia) Ltd.....         20
                                                   --------
                                                         24
                                                   --------
Financial Services (0.0%):
     26     Malayan Banking Berhad..............         75
     40     MBF Capital Berhad..................          9
     69     Rashid Hussain Berhad...............         54
                                                   --------
                                                        138
                                                   --------
Food Products & Services (0.2%):
     54     Nestle (Malaysia) Berhad............        249
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
MALAYSIA, CONTINUED:
  Forest Products (0.0%):
    376     Land & General Berhad...............   $     69
                                                   --------
Hotels & Lodging (0.0%):
     19     Landmarks Berhad....................          3
                                                   --------
Leisure (0.0%):
     26     Berjaya Land Berhad.................         16
                                                   --------
Miscellaneous (0.0%):
     21     Johan Holdings Berhad...............          6
                                                   --------
Real Estate (0.0%):
     13     Malaysian Resources.................          3
                                                   --------
Steel (0.0%):
     54     Malayawata Steel Berhad.............         13
                                                   --------
Telecommunications (0.0%):
     41     Technology Resources Industries
              Berhad............................         24
     88     Tenaga Nasional Berhad..............        188
                                                   --------
                                                        212
                                                   --------
            Total Malaysia......................      1,171
                                                   --------
MEXICO (1.0%):
Banking (0.0%):
    105     Grupo Financiero Banamex Accival SA
              de CV (b).........................         68
                                                   --------
Beverages & Tobacco (0.0%):
     17     Grupo Continental SA................         59
     27     Grupo Embotelladoras de Mexico SA de
              CV................................         63
                                                   --------
                                                        122
                                                   --------
Brewery (0.0%):
     13     Fomento Economico Mexicano SA de CV,
              Class B...........................        104
                                                   --------
Building Products (0.2%):
     10     Apasco SA de CV.....................         69
     32     Cemex SA de CV, Series A (b)........        147
     20     Cemex SA de CV, Series B (b)........        108
     15     Cemex SA de CV, Series CPO (b)......         69
     11     Tolmex SA de CV, Series B2 (b)......         63
                                                   --------
                                                        456
                                                   --------
Diversified (0.3%):
     32     ALFA SA de CV, Class A..............        219
     47     Carso Global Telecom, Series A-1....        188
      6     Desc SA de CV, Series A.............         52
      5     Desc SA de CV, Series B.............         47
      3     Desc SA de CV, Series C.............         31
     41     Grupo Carso SA de CV, Series A-1....        270
                                                   --------
                                                        807
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
MEXICO, CONTINUED:
Engineering (0.0%):
     50     Empresas ICA Sociedad Controladora
              SA de CV..........................   $    137
     16     Grupo Tribasa SA de CV (b)..........         48
                                                   --------
                                                        185
                                                   --------
Financial Services (0.0%):
     29     Grupo Financiero Banamex Accival SA
              de CV (b).........................         88
      0     Grupo Financiero Inbursa SA de CV,
              Class B (b)(d)....................          0
                                                   --------
                                                         88
                                                   --------
Food & Household Products (0.1%):
     85     Kimberly-Clark de Mexico SA de CV,
              Class A...........................        403
                                                   --------
Industrial Goods & Services (0.0%):
     19     Grupo Industrial Bimbo SA de CV,
              Series A..........................        180
                                                   --------
Merchandising (0.1%):
     51     Cifra SA de CV, Series C............        114
    118     Cifra SA de CV, Series V............        291
                                                   --------
                                                        405
                                                   --------
Metals & Mining (0.0%):
     33     Grupo Mexico SA, Series B...........        121
     25     Industrias Penoles SA, Series CP....        111
                                                   --------
                                                        232
                                                   --------
Retail-General Merchandise (0.0%):
     39     Controladora Comercial Mexicana SA
              de CV.............................         50
                                                   --------
Retail-Stores/Catalog (0.0%):
     70     El Puerto de Liverpool SA de CV,
              Series 1..........................        115
                                                   --------
Steel (0.0%):
     26     Altos Hornos de Mexico SA (b).......         59
     10     Hylsamex SA.........................         60
                                                   --------
                                                        119
                                                   --------
Telecommunications (0.3%):
     10     Grupo Televisa SA, Series CPO (b)...        195
    300     Telefonos de Mexico SA, Series L....        846
                                                   --------
                                                      1,041
                                                   --------
Tobacco (0.0%):
     22     Empresas La Moderna SA de CV (b)....        120
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
MEXICO, CONTINUED:
  Transportation--Shipping (0.0%):
     30     Vitro SA............................   $    131
                                                   --------
                             Wholesale Distribution (0.0%):
     15     Grupo Casa Autrey SA de CV..........         30
                                                   --------
            Total Mexico........................      4,656
                                                   --------
NETHERLANDS (2.7%):
Appliances & Household Products (0.2%):
     14     Philips Electronics NV..............        810
                                                   --------
Banking (0.3%):
     67     ABN Amro Holding NV.................      1,302
                                                   --------
Beverages & Tobacco (0.1%):
      2     Heineken NV.........................        405
                                                   --------
Broadcasting & Publishing (0.1%):
     43     Elsevier NV.........................        691
                                                   --------
Chemicals (0.2%):
      4     Akzo Nobel..........................        767
                                                   --------
Energy (1.0%):
     82     Nlg Royal Dutch Petroleum...........      4,490
                                                   --------
Financial Services (0.3%):
     38     ING Groep NV........................      1,605
                                                   --------
Food Products & Services (0.3%):
     24     Unilever NV CVA.....................      1,505
                                                   --------
Services (0.2%):
     23     Koninklijke Royal PTT Nederland
              NV................................        939
                                                   --------
            Total Netherlands...................     12,514
                                                   --------
NEW ZEALAND (0.3%):
Beverages & Tobacco (0.1%):
    125     Lion Nathan Ltd.....................        281
                                                   --------
Forest Products (0.0%):
     88     Carter Holt Harvey (b)..............        135
     21     Fletcher Challenge Forestry (b).....         18
     22     Fletcher Challenge Paper............         29
                                                   --------
                                                        182
                                                   --------
Telecommunications (0.2%):
    235     Telecom Corp. of New Zealand
              Ltd. (b)..........................      1,138
                                                   --------
            Total New Zealand...................      1,601
                                                   --------
NORWAY (1.1%):
Engineering (0.1%):
      8     Kvaerner ASA........................        386
                                                   --------
Entertainment (0.0%):
     36     NCL Holdings ASA (b)................        129
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
                                         NORWAY, CONTINUED:
Forest Products (0.0%):
      6     Norske Skogsindustrier ASA..........   $    167
                                                   --------
Insurance (0.1%):
     54     Storebrand ASA (b)..................        380
                                                   --------
Medical Equipment & Supplies (0.0%):
     43     Hafslund ASA, Class A...............        208
                                                   --------
Metals & Mining (0.0%):
     15     Elkem ASA...........................        194
                                                   --------
Oil & Gas Exploration, Production & Services (0.7%):
      9     Aker ASA, Class A...................        152
     16     Aker ASA, Class B...................        284
     41     Norsk Hydro ASA.....................      1,994
      6     Petroleum Geo-Services ASA (b)......        356
                                                   --------
                                                      2,786
                                                   --------
Pharmaceuticals (0.1%):
      8     Nycomed Amersham (b)................        303
                                                   --------
Transportation & Shipping (0.1%):
     15     Bona Shipholding (b)................        155
     17     Leif Hoegh & Co. ASA................        355
                                                   --------
                                                        510
                                                   --------
            Total Norway........................      5,063
                                                   --------
PHILIPPINES (0.2%):
Banking & Finance (0.0%):
      0     Metropolitan Bank & Trust Co. (d)...          0
                                                   --------
Beverages & Tobacco (0.0%):
     60     San Miguel Corp., Class B...........         75
                                                   --------
Building Products (0.0%):
    374     Southeast Asia Cement Holdings, Inc.
              (b)...............................          5
                                                   --------
Diversified (0.0%):
    306     Ayala Corp., Series B...............        121
                                                   --------
Oil & Gas Exploration, Production & Services (0.0%):
    999     Petron Corp.........................         84
                                                   --------
Telecommunications (0.2%):
     41     Manila Electric Co., Class B........        138
     50     Philippine Long Distance Telephone
              Co. (b)...........................          6
     15     Pilipino Telephone Corp.............        325
                                                   --------
                                                        469
                                                   --------
            Total Phillippines..................        754
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
PORTUGAL (1.0%):
Banking (0.4%):
     25     Banco Comercial Portugues SA........   $    512
     17     Banco Espirito Santo e Commerical de
              Lisboa SA, Registered.............        496
     23     Banco Internacional do Funchal SA...        176
      1     Banco Totta & Acores SA.............         20
     17     BPI-SGPS SA, Registered.............        412
                                                   --------
                                                      1,616
                                                   --------
Beverages & Tobacco (0.0%):
     11     UNICER-Uniao Cervejeira SA..........        162
                                                   --------
Building Products (0.0%):
      3     Cimpor-Cimentos de Portugal,
              SGPS SA...........................         81
                                                   --------
Food & Household Products (0.2%):
     23     Estabelecimentos Jeronimo Martins &
              Filho SA..........................        731
                                                   --------
Forest Products (0.0%):
      8     Soporcel-Sociedade Portuguesa de
              Celulose SA (b)...................        228
                                                   --------
Industrial Holding Company (0.1%):
     10     Sonae Investimentos SA..............        417
                                                   --------
Insurance (0.1%):
     11     Companhia de Seguros Tranquilidade,
              Registered........................        267
                                                   --------
Retail-General Merchandise (0.0%):
      5     Modelo Continente-Sociedade Gestora
              de Participacoes Sociais SA.......        234
                                                   --------
Telecommunications (0.2%):
     16     Portugal Telecom SA.................        757
                                                   --------
            Total Portugal......................      4,493
                                                   --------
SINGAPORE (0.3%):
Automotive (0.0%):
     15     Cycle & Carriage....................         62
                                                   --------
Electrical Equipment (0.0%):
      3     Creative Technology Ltd.............         61
                                                   --------
Health Care (0.0%):
     13     Parkway Holdings....................         29
                                                   --------
Lodging (0.0%):
    310     Hotel Properties Ltd................        202
                                                   --------
Machinery & Equipment (0.0%):
     19     Van Der Horst Ltd...................          7
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
SINGAPORE, CONTINUED:
Real Estate (0.1%):
     30     City Developments Ltd...............   $    138
     39     DBS Land Ltd........................         60
     78     United Industrial Corp., Ltd........         31
     53     United Overseas Land Ltd. (b).......         45
                                                   --------
                                                        274
                                                   --------
Steel (0.0%):
     36     NatSteel Ltd........................         49
                                                   --------
Telecommunications (0.1%):
    334     Singapore Telecommunications
              Ltd. (b)..........................        622
                                                   --------
Transportation & Shipping (0.1%):
    468     Chuan Hup Holdings Ltd..............        142
    347     Neptune Orient Lines Ltd............        137
                                                   --------
                                                        279
                                                   --------
            Total Singapore.....................      1,585
                                                   --------
SOUTH AFRICA (0.5%):
Banking & Finance (0.1%):
      8     Nedcor Ltd..........................        186
      3     Standard Bank Investment Corp.,
              Ltd...............................        150
                                                   --------
                                                        336
                                                   --------
Brewery (0.0%):
      7     South African Breweries Ltd.........        163
                                                   --------
Diversified (0.1%):
      9     Anglovaal Industries Ltd............         17
     11     Barlow Ltd..........................         90
     18     Malbak Ltd..........................         17
     14     Rembrandt Group Ltd.................        103
     22     Smith (C.G.) Ltd....................         92
                                                   --------
                                                        319
                                                   --------
Engineering (0.0%):
     31     Murray & Roberts Holdings Ltd.......         46
                                                   --------
Entertainment (0.0%):
     55     Sun International (South Africa)
              Ltd...............................         23
                                                   --------
Financial Services (0.0%):
     19     Amalgamated Banks of
              South Africa (b)..................        108
     10     First National Bank Holdings Ltd....         85
                                                   --------
                                                        193
                                                   --------
Food & Household Products (0.0%):
      5     Tiger Oats Ltd......................         65
                                                   --------
Food Products & Services (0.0%):
      2     Foodcorp Ltd........................         10
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
SOUTH AFRICA, CONTINUED:
Forest Products (0.0%):
     11     Nampak Ltd. (b).....................   $     34
     13     Sappi Ltd...........................         63
                                                   --------
                                                         97
                                                   --------
Industrial Goods & Services (0.0%):
      1     Anglo American Industrial Corp.,
              Ltd...............................         27
                                                   --------
Insurance (0.1%):
      8     Liberty Life Association of Africa
              Ltd...............................        193
      6     Southern Life Association Ltd.......         52
                                                   --------
                                                        245
                                                   --------
Metals & Mining (0.2%):
      6     Anglo American Corp. of South Africa
              Ltd...............................        238
      1     Anglo American Gold Investment Co.,
              Ltd...............................         19
     41     Billiton PLC (b)....................        105
      9     DeBeers Centenary AG................        189
      5     Driefontein Consolidated Ltd........         35
      8     Gencor Ltd. (b).....................         13
      2     Gold Fields of South Africa Ltd.....         23
      8     Johnnies Industrial Corp., Ltd......         86
      6     Kloof Gold Mining Company Ltd.......         18
      8     Randfontein Estates Gold Mining
              Co................................         12
      5     Rustenburg Platinum Holdings
              Ltd. (b)..........................         63
      4     Samancor Ltd........................         19
                                                   --------
                                                        820
                                                   --------
Oil & Gas Exploration, Production & Services (0.0%):
     18     Sasol Ltd...........................        189
                                                   --------
Pharmaceuticals (0.0%):
      3     South African Druggists Ltd.........         16
                                                   --------
Retail-General Merchandise (0.0%):
      2     Ellerine Holdings Ltd...............         16
      7     New Clicks Holdings Ltd.............          8
                                                   --------
                                                         24
                                                   --------
            Total South Africa..................      2,573
                                                   --------
SPAIN (4.2%):
Banking (0.8%):
     45     Banco Central Hispanoamericano SA...      1,100
     14     Corporacion Bancaria de Espana SA...        839
     60     Esp Banco Santander Sa..............      1,998
                                                   --------
                                                      3,937
                                                   --------
Banking & Finance (0.6%):
     83     Banco Bilbao Vizcaya SA.............      2,698
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
SPAIN, CONTINUED:
Beverages & Tobacco (0.1%):
     12     El Aguila SA (b)....................   $     47
      5     Tabacalera SA, Class A..............        422
                                                   --------
                                                        469
                                                   --------
Building Products (0.0%):
      7     Uralita SA (b)......................         82
                                                   --------
Chemicals (0.0%):
     38     Ercros SA (b).......................         37
                                                   --------
Construction (0.1%):
      7     Dragados Y Construcciones SA........        149
      7     Fomento de Constucciones y Contratas
              SA................................        274
                                                   --------
                                                        423
                                                   --------
Energy (0.3%):
     33     Repsol SA...........................      1,420
                                                   --------
Food & Household Products (0.0%):
     10     Ebro Agricolas, Compania de
              Alimentacion SA (b)...............        167
                                                   --------
Forest Products (0.0%):
      5     Empresa Nacional de Celulosas SA....         67
     24     Sarrio SA...........................         88
                                                   --------
                                                        155
                                                   --------
Gas & Electric Utility (1.1%):
     21     Empresa Nacional de Electricidad
              SA................................        365
    132     Endesa SA...........................      2,335
    113     Iberdrola SA........................      1,484
     40     Union Electric Fenosa SA (b)........        382
                                                   --------
                                                      4,566
                                                   --------
Industrial Holding Company (0.1%):
      3     Corporacion Financiara Alba.........        358
                                                   --------
Insurance (0.0%):
      7     Corporacion Mapfre..................        191
                                                   --------
Oil & Gas Exploration, Production & Services (0.2%):
     18     Gas Natural SDG.....................        954
      5     Viscofan Industria Navarra de
              Envolturas Celulosicas SA.........        118
                                                   --------
                                                      1,072
                                                   --------
Real Estate (0.1%):
      6     Inmobiliaria Metropolitana Vasco
              Central SA........................        284
      4     Vallehermoso SA.....................        123
                                                   --------
                                                        407
                                                   --------
Steel (0.1%):
      2     Acerinox SA (b).....................        323
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
SPAIN, CONTINUED:
Telecommunications (0.7%):
    120     Telefonica de Espana................   $  3,425
                                                   --------
            Total Spain.........................     19,730
                                                   --------
SWEDEN (1.7%):
Automotive (0.1%):
     14     Volvo AB, Series B..................        370
                                                   --------
Banking & Finance (0.2%):
     27     Skandiaviska Enskilda Banken,
              Class A...........................        347
     11     Svenska Handlesbanken, Class A......        386
                                                   --------
                                                        733
                                                   --------
Engineering (0.1%):
     32     ABB AB, A Shares....................        374
      8     ABB AB, B Shares....................         94
      4     Skanska AB, Series B................        174
                                                   --------
                                                        642
                                                   --------
Forest Products (0.1%):
     15     Stora Kopparbergs Bergslags
              Aktiebolag, Series A..............        190
      6     Stora Kopparbergs Bergslags
              Aktiebolag, Series B..............         71
     16     Svenska Cellulosa AB, Series B......        349
                                                   --------
                                                        610
                                                   --------
Insurance (0.0%):
      4     Skandia Forsakrings AB..............        198
                                                   --------
Machinery & Equipment (0.1%):
     13     Atlas Copco AB, Series A............        397
                                                   --------
Manufacturing-Consumer Goods (0.1%):
      6     Electrolux AB, Series B.............        384
                                                   --------
Metals & Mining (0.0%):
      4     SKF AB, Series B....................         91
      7     Trelleborg AB, Series B.............         90
                                                   --------
                                                        181
                                                   --------
Office Equipment & Services (0.0%):
      5     Esselte AB, Series B................         93
                                                   --------
Pharmaceuticals (0.4%):
     80     Astra AB, A Shares..................      1,379
     26     Astra AB, B Shares..................        442
                                                   --------
                                                      1,821
                                                   --------
Retail-General Merchandise (0.2%):
     19     Hennes & Mauritz AB, B Shares.......        832
                                                   --------
Telecommunications (0.4%):
     48     Telefonaktiebolaget LM Ericsson,
              Series B..........................      1,789
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
SWEDEN, CONTINUED:
Tobacco (0.0%):
     20     Swedish Match AB....................   $     67
                                                   --------
            Total Sweden........................      8,117
                                                   --------
SWITZERLAND (2.0%):
Banking (0.1%):
      2     Swiss Bank Corp. (b)................        479
                                                   --------
Chemicals (0.1%):
      4     Ciba Specialty Chemicals AG (b).....        422
                                                   --------
Diversified (0.1%):
      0     Alusuisse-Lonza Holding AG,
              Registered (d)....................        144
      0     SFR ABB AG (d)......................        327
                                                   --------
                                                        471
                                                   --------
Fertilizers (0.0%):
      1     Societe Suisse pour la
              Microelectronique et l'Horlogerie
              AG................................        155
                                                   --------
Financial Services (0.4%):
      5     CS Holding AG, Registered...........        769
      1     Union Bank of Switzerland...........        903
                                                   --------
                                                      1,672
                                                   --------
Food Products & Services (0.2%):
      1     Nestle SA, Registered...............      1,021
                                                   --------
Insurance (0.2%):
      0     Swiss Reinsurance Co., Registered
              (d)...............................        731
                                                   --------
Pharmaceuticals (0.9%):
      2     Novartis AG, Bearer.................      2,590
      0     Roche Holding AG (d)................        617
      0     Roche Holding AG, Bearer (d)........      1,293
                                                   --------
                                                      4,500
                                                   --------
Transportation (0.0%):
      1     Sfr Danzas Holding Ag Reg...........         98
                                                   --------
            Total Switzerland...................      9,549
                                                   --------
THAILAND (0.1%):
Airlines (0.0%):
    136     Thai Airways International Public
              Co., Ltd., Foreign Registered
              Shares (b)........................        151
                                                   --------
Computer Hardware (0.1%):
     70     Shinamatra Computer Public Co.
              Ltd...............................        234
                                                   --------
Metals & Mining (0.0%):
    655     Padaeng Industries Public Co., Ltd.
              (b)...............................        107
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
THAILAND, CONTINUED:
Telecommunications (0.0%):
     30     Advanced Information Services PLC,
              Foreign Registered Shares.........   $    144
    102     TelecomAsia Corp. Public Co., Ltd.
              (b)...............................         19
                                                   --------
                                                        163
                                                   --------
            Total Thailand......................        655
                                                   --------
TURKEY (1.4%):
Appliances & Household Products (0.0%):
  1,601     Arcelik AS..........................        151
                                                   --------
Automotive (0.0%):
    150     Otosan Otomobil Sanayii AS..........        124
  1,702     Tofas Turk Otomobil Fabrikas AS.....         97
                                                   --------
                                                        221
                                                   --------
Banking & Finance (0.4%):
  9,644     Akbank TAS..........................        850
  8,166     Turkiye Garanti Bankasi AS..........        404
                                                   --------
                                                      1,254
                                                   --------
Beverages & Tobacco (0.0%):
    776     Ege Biracilik ve Malt Sanayi AS.....         70
    554     Ericiyas Biracilik ve Malt
              Sanayii...........................         78
                                                   --------
                                                        148
                                                   --------
Building Products (0.1%):
    847     Akcansa Cimento AS..................        119
    393     Cimentas AS.........................         43
    999     Cimsa Cimento Sanayi ve Ticaret
              AS................................         54
    709     Turk Sise ve Cam Fabrikalari AS
              (b)...............................         52
                                                   --------
                                                        268
                                                   --------
Chemicals (0.0%):
    161     Petkim Petrokimya Holding AS........         87
                                                   --------
Diversified (0.2%):
  2,571     Dogan Sirketler Grubu Holding AS
              (b)...............................        102
  3,371     Koc Holding AS......................        789
                                                   --------
                                                        891
                                                   --------
Electrical & Electronic (0.0%):
     94     Raks Electronik Ev Aletleri.........         24
                                                   --------
Financial Services (0.5%):
  8,925     Turkiye Is Bankasi AS, Class C......      1,617
 11,705     Yapi ve Kredi Bankasi AS............        446
                                                   --------
                                                      2,063
                                                   --------
Food Products & Services (0.0%):
    981     Tat Konserve Sanayii AS.............         46
                                                   --------
Forest Products (0.0%):
    569     Kartonsan Karton Sanayi ve
              Ticaret AS........................         35
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
TURKEY, CONTINUED:
Industrial Goods & Services (0.0%):
    455     Kordsa Kord Bezi Sanayi ve Ticaret
              AS................................   $     40
                                                   --------
Manufacturing-Capital Goods (0.0%):
    708     Turk Demir Dokum Fabrikalari AS.....         39
                                                   --------
Metals & Mining (0.0%):
    959     Eregli Demir ve Celik Fabrikalari
              TAS...............................        148
  2,209     Izmir Demir Celik Sanayi AS (b).....         26
                                                   --------
                                                        174
                                                   --------
Oil & Gas Exploration, Production & Services (0.1%):
    395     Aygaz AS............................         73
    548     Petrol Ofisi AS.....................        131
  1,739     Tupras Turkiye Petrol Rafinerileri
              AS (b)............................        198
                                                   --------
                                                        402
                                                   --------
Telecommunications (0.1%):
    109     Cukurova Elektrik AS................        300
    293     Netas-Northern Elektrik
              Telekomunikasyon AS (b)...........        106
                                                   --------
                                                        406
                                                   --------
Textile Products (0.0%):
    206     Aksa Akrilik Kimya Sanayii AS.......         15
                                                   --------
Tire & Rubber (0.0%):
    931     Brisa Bridgestone Sabanci Lastik
              SAN, ve Tic AS....................         65
    145     Goodyear Lastikleri TAS.............         65
                                                   --------
                                                        130
                                                   --------
Transportation (0.0%):
    560     Turk Hava Yollari AO (b)............         99
                                                   --------
Wholesale Distribution (0.0%):
    247     Migros Turk TAS.....................        223
                                                   --------
            Total Turkey........................      6,716
                                                   --------
UNITED KINGDOM (9.4%):
Aerospace & Military Technology (0.3%):
     20     British Aerospace PLC...............        582
     43     Rolls-Royce PLC (b).................        163
     35     Smiths Industries PLC...............        494
                                                   --------
                                                      1,239
                                                   --------
Airlines (0.1%):
     57     British Airways PLC.................        555
                                                   --------
Appliances & Household Products (0.0%):
     24     EMI Group PLC.......................        211
                                                   --------
Auto Parts (0.0%):
     56     LucasVarity PLC.....................        200
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
UNITED KINGDOM, CONTINUED:
Banking (1.3%):
     73     Abbey Natioanl PLC..................   $  1,253
     75     Barclays PLC........................      1,980
     29     HSBC Holdings PLC...................        744
     49     HSBC Holdings PLC (Hong Kong
              Dollars)..........................      1,209
     26     Royal Bank of Scotland Group PLC....        333
                                                   --------
                                                      5,519
                                                   --------
Beverages & Tobacco (0.4%):
    156     Guinness PLC........................      1,432
     50     Scottish & Newcastle PLC............        608
                                                   --------
                                                      2,040
                                                   --------
Brewery (0.1%):
     35     Bass PLC............................        534
                                                   --------
Broadcasting/Cable (0.1%):
     62     British Sky Broadcasting Group
              PLC...............................        460
                                                   --------
Building Products (0.1%):
     30     Marley PLC..........................         47
     10     Meyer International PLC.............         64
     50     Rugby Group PLC.....................        112
     96     Tarmac PLC..........................        180
                                                   --------
                                                        403
                                                   --------
Chemicals (0.1%):
     33     Imperial Chemical Industries PLC....        510
                                                   --------
Conglomerates (0.2%):
    107     B.A.T. Industries PLC...............        973
                                                   --------
Construction (0.0%):
     44     Taylor Woodrow PLC..................        129
     26     Wilson Connolly Holdings PLC........         66
                                                   --------
                                                        195
                                                   --------
Diversified (0.0%):
     54     Lonrho PLC..........................         82
                                                   --------
Electrical & Electronic (0.3%):
     50     Bowthorpe PLC.......................        312
     57     Electrocomponents PLC...............        427
    100     General Electric Co., PLC...........        657
                                                   --------
                                                      1,396
                                                   --------
Energy (0.7%):
    237     British Petroleum Co., PLC (b)......      3,120
                                                   --------
Engineering (0.0%):
     25     Barratt Developments PLC............         94
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
UNITED KINGDOM, CONTINUED:
Financial Services (0.5%):
    176     Lloyds TSB Group PLC................   $  2,272
     55     St. James's Place Capital PLC.......        153
                                                   --------
                                                      2,425
                                                   --------
Food & Household Products (0.3%):
     42     Cadbury Schweppes PLC...............        421
    112     Unilever PLC........................        957
                                                   --------
                                                      1,378
                                                   --------
Food Products & Services (0.1%):
     66     J Sainsbury PLC (b).................        554
                                                   --------
Health & Personal Care (0.8%):
    115     Glaxo Wellcome PLC..................      2,714
     27     Zeneca PLC (b)......................        933
                                                   --------
                                                      3,647
                                                   --------
Industrial Holding Company (0.2%):
     28     BICC Group PLC......................         80
    143     BTR PLC.............................        440
     56     Hanson PLC..........................        251
                                                   --------
                                                        771
                                                   --------
Insurance (0.5%):
     56     Commercial Union PLC................        832
     65     Prudential Corp. PLC................        751
     53     Royal & Sun Alliance Insurance Group
              PLC...............................        528
                                                   --------
                                                      2,111
                                                   --------
Leisure (0.2%):
     58     Granada Group PLC...................        891
     31     Rank Group PLC......................        170
                                                   --------
                                                      1,061
                                                   --------
Machinery & Equipment (0.1%):
     20     GKN PLC.............................        410
                                                   --------
Merchandising (0.1%):
     43     Safeway PLC.........................        244
                                                   --------
Metals & Mining (0.2%):
     89     British Steel PLC (b)...............        192
     72     English China Clays PLC.............        317
     43     RTZ Corp., PLC, Registered..........        494
                                                   --------
                                                      1,003
                                                   --------
Oil & Gas Exploration, Production & Services (0.3%):
    160     BG PLC..............................        720
     61     Harrison & Crossfield PLC...........        141
     50     LASMO PLC...........................        222
     51     Pilkington PLC......................        107
                                                   --------
                                                      1,190
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
UNITED KINGDOM, CONTINUED:
Paper Products (0.0%):
     41     Rexam PLC...........................   $    201
                                                   --------
Pharmaceuticals (0.4%):
    174     SmithKline Beecham PLC..............      1,791
                                                   --------
Printing & Publishing (0.1%):
     56     Reuters Holdings PLC................        617
                                                   --------
Real Estate (0.2%):
     19     British Land Co., PLC...............        205
     49     Land Securities PLC.................        784
                                                   --------
                                                        989
                                                   --------
Real Estate Investment Trust (0.1%):
     23     Peninsular & Oriental Steam
              Navigation Co.....................        262
                                                   --------
Retail-Stores/Catalog (0.7%):
     46     Boots Co., PLC......................        661
     41     Great Universal Stores PLC..........        506
     90     Marks & Spencer PLC.................        886
     23     Next PLC............................        258
    117     Tesco PLC...........................        944
     21     Thorn PLC...........................         55
                                                   --------
                                                      3,310
                                                   --------
Telecommunications (0.9%):
    249     British Telecommunications PLC......      1,964
     94     Cable & Wireless PLC (b)............        830
    154     Centrica PLC (b)....................        223
     50     National Power PLC..................        496
    127     Vodaphone Group PLC.................        923
                                                   --------
                                                      4,436
                                                   --------
Textile Products (0.0%):
     24     Courtaulds Textiles PLC.............        143
                                                   --------
            Total United Kingdom................     44,074
                                                   --------
UNITED STATES (1.0%):
Aluminum (0.0%):
     16     Indian Aluminum Company Ltd. GDR
              (b)...............................         31
                                                   --------
Automotive (0.1%):
     14     Mahindra & Mahindra Ltd. GDR........        145
     16     Tata Engineering & Locomotive Co.,
              Ltd. GDR..........................        137
                                                   --------
                                                        282
                                                   --------
Beverages & Tobacco (0.1%):
      7     Compania Cervezas Unidas SA ADR.....        197
      7     Embotelladora Andina SA ADR.........        133
      3     Vina Concho y Toro SA ADR...........         76
                                                   --------
                                                        406
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
UNITED STATES, CONTINUED:
Building Products (0.0%):
     19     Gujarat Ambuja Cements
              Ltd. GDR..........................   $    132
                                                   --------
Chemicals (0.1%):
     10     Indian Petrochemicals Corp., Ltd.
              GDR...............................         48
     41     Indo Gulf Fertilizers and Chemicals
              Corp., Ltd. GDR...................         37
      6     Quimica Y Minera Chile SA ADR.......        281
      7     United Phosphorus Ltd. GDR..........         21
                                                   --------
                                                        387
                                                   --------
Diversified (0.1%):
     13     Grasim Industries Ltd. GDR..........        140
     19     ITC Ltd. GDR (b)....................        296
      2     U.S. Industries, Inc................         73
                                                   --------
                                                        509
                                                   --------
Forest Products (0.0%):
     12     Maderas Y Sinteticos Anonima SA
              ADR...............................        113
                                                   --------
Gas & Electric Utility (0.3%):
     12     Chilectra SA ADR....................        298
     12     Chilgener SA ADR....................        291
     13     Enersis SA ADR......................        380
                                                   --------
                                                        969
                                                   --------
Hotels & Lodging (0.0%):
      6     East India Hotels Ltd. GDR..........         72
      8     Indian Hotels Co., Ltd. GDR (b).....        147
                                                   --------
                                                        219
                                                   --------
Manufacturing-Capital Goods (0.0%):
      5     Ashok Leyland Ltd. GDR..............         13
     27     India Cements Ltd. GDR..............         51
     14     Larsen & Toubro Ltd. GDR............        145
                                                   --------
                                                        209
                                                   --------
Metals & Mining (0.0%):
      8     Madeco SA ADR.......................        116
     20     Steel Authority of India Ltd. GDR...         64
                                                   --------
                                                        180
                                                   --------
Packaging (0.0%):
      9     Cristalerias de Chile ADR...........        123
                                                   --------
Pharmaceuticals (0.1%):
      5     Laboratorio Chile ADR...............        105
      9     Ranbaxy Laboratories Ltd. GDR.......        230
                                                   --------
                                                        335
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                       COMMON STOCKS, CONTINUED:
UNITED STATES, CONTINUED:
Textile Products (0.2%):
     22     Arvind Mills Ltd. GDR...............   $     43
      7     Bombay Dye & Manufacturing Co. GDR..         18
      1     Century Textile & Industries Ltd.
              GDR...............................         34
     21     Indian Rayon & Industries Ltd. GDR
              (b)...............................         88
      8     Raymond Ltd. GDR....................         21
     59     Reliance Industries Ltd. GDR (b)....        495
                                                   --------
                                                        699
                                                   --------
Transportation (0.0%):
     11     Bajaj Auto Ltd. GDR.................        207
                                                   --------
Transportation--Shipping (0.0%):
     21     Great Eastern Shipping Co. GDR
              (b)...............................        110
                                                   --------
            Total United States.................      4,911
                                                   --------
  Total Common Stocks...........................    450,206
                                                   --------
PREFERRED STOCKS (1.7%):
AUSTRALIA (0.2%):
Media (0.2%):
    223     News Corp. Ltd......................      1,105
                                                   --------
BRAZIL (0.5%):
Banking (0.1%):
 18,213     Banco Bradesco SA...................        180
    201     Banco Itau SA (b)...................        108
                                                   --------
                                                        288
                                                   --------
Beverages & Tobacco (0.0%):
    151     Companhia Cervejaria Brahma (b).....        101
                                                   --------
Electric Utility (0.1%):
  1,704     Cia Energetica de Sao Paolo (b).....        102
  3,073     Companhia Energetica de Minas
              Gerais............................        134
                                                   --------
                                                        236
                                                   --------
Forest Products (0.0%):
     90     Sadia-Concordia SA..................         59
                                                   --------
Oil & Gas Exploration, Production & Services (0.1%):
  2,019     Petroleo Brasileiro SA..............        472
                                                   --------
Steel (0.0%):
      7     Companhia Vale do Rio Doce (b)......        134
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
PREFERRED STOCKS, CONTINUED:
BRAZIL, CONTINUED:
Telecommunications (0.2%):
  8,769     Telecomunicacoes Brasileiras SA.....   $  1,001
    441     Telecomunicacoes de Sao Paolo SA....        117
                                                   --------
                                                      1,118
                                                   --------
            Total Brazil........................      2,408
                                                   --------
GERMANY (0.8%):
Automotive (0.1%):
      1     Volkswagen AG.......................        562
                                                   --------
Business Service (0.4%):
      6     SAP AG..............................      1,839
                                                   --------
Gas & Electric Utility (0.3%):
     35     RWE AG..............................      1,492
                                                   --------
            Total Germany.......................      3,893
                                                   --------
GREECE (0.1%):
Telecommunications (0.1%):
      6     Intracom SA.........................        267
                                                   --------
ITALY (0.1%):
Automotive (0.1%):
    218     Fiat SpA (b)........................        333
                                                   --------
  Total Preferred Stocks                              8,006
                                                   --------
U.S. TREASURY OBLIGATIONS (0.1%):
U.S. Treasury Bills (0.1%):
 $  390     1/2/98 (e)..........................        390
                                                   --------
  Total U.S. Treasury Obligations                       390
                                                   --------
REPURCHASE AGREEMENTS (3.1%):
United States (3.1%):
 14,423     State Street Bank, 5.00%, 1/2/98
              (Collateralized by $14,545 U.S.
              Treasury Securities, 6.13%,
              12/31/01, market value $14,713)...     14,423
                                                   --------
  Total Repurchase Agreements                        14,423
                                                   --------
Total (Cost $417,674) (a)                          $473,025
                                                   ========

------------

Percentages indicated are based on net assets of $468,630.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows
    (amounts in thousands):

                   Unrealized appreciation.....................................  $115,820
                   Unrealized depreciation.....................................   (60,623)
                                                                                 --------
                   Net unrealized appreciation.................................  $ 55,197
                                                                                 ========

(b) Non-income producing securities.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

(c) A portion of this security was loaned as of December 31, 1997.

(d) Amounts are less than 1,000.

(e) Serves as collateral for futures contracts.

At December 31, 1997, the Portfolio's open futures contracts were as follows:

                                                                       CURRENT
  NUMBER                                                    OPENING    MARKET
    OF                                                     POSITIONS    VALUE
CONTRACTS                   CONTRACT TYPE                    (000)      (000)
----------  ---------------------------------------------  ---------   -------
    18      Long Nikkei 225 March 1998 Future               $1,452     $1,365
    16      Long Eurotop 100 March 1998 Future               3,681      3,726
                                                            ------     ------
                                                             5,133      5,091
                                                            ======     ======
ADR  American Depository Receipt
GDR  Global Depository Receipt

At December 31, 1997, the Fund's open forward currency contracts were as follows:

                                                                                        UNREALIZED
                          DELIVERY   CONTRACT     CONTRACT    CONTRACT       MARKET   APPRECIATION/
        CURRENCY            DATE       PRICE       AMOUNT      VALUE         VALUE    (DEPRECIATION)
------------------------  --------  -----------   ---------   --------       ------   --------------
Long Contracts:

Belgian Franc              1/15/98      36.8800       4,357   $   118        $ 117        $  (1)
German Mark                 1/5/98       1.7885         809       452          450           (2)
European Currency Unit     3/20/98       0.8931       3,300     3,695        3,639          (56)
French Franc               1/30/98       5.9746       1,895       317          315           (2)
Italian Lire                1/8/98   1,757.8900     891,449       507          504           (3)
Japanese Yen                1/7/98      25.6100     183,000     1,457        1,414          (43)
Japanese Yen               3/12/98     125.6100     387,005     2,977        2,976           (1)
Netherlands Guilder         1/6/98       2.0164         141        70           70           --
Spanish Peseta              1/7/98     151.3600      76,882       508          504           (4)
                                                              -------        ------       -----
Total Long Contracts                                          $10,101        $9,989       $(112)
                                                              =======        ======       =====

Short Contracts:
Indonesian Rupiah           1/2/98   5,699.9992    (143,515)  $   (25)       $ (26)       $  (1)
                                                              -------        ------       -----
Total Short Contracts                                         $   (25)       $ (26)       $  (1)
                                                              =======        ======       =====

See notes to financial statements.

                      (This page intentionally left blank)

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 1997
(Amounts in Thousands, except per share amounts)
(Unaudited)

                                                              ASSET ALLOCATION   INCOME EQUITY
                                                                    FUND             FUND
                                                              ----------------   -------------
ASSETS:
Investments, at value.......................................      $197,844         $884,176
Repurchase agreements, at cost..............................         4,876           22,722
                                                                  --------         --------
Total (cost $179,677; $499,296; $687,752; $480,627;
  $600,783; respectively)...................................       202,720          906,898
Cash........................................................             1               --
Interest and dividends receivable...........................         1,329            2,151
Receivable for capital shares issued........................           220              259
Receivable from brokers for investments sold................            --            2,697
Prepaid expenses and other assets...........................             2              174
                                                                  --------         --------
TOTAL ASSETS................................................       204,272          912,179
                                                                  --------         --------
LIABILITIES:
Cash overdraft..............................................            --               11
Dividends payable...........................................           523              935
Payable for capital shares redeemed.........................            30              216
Payable to brokers for investments purchased................            --            4,363
Payable for variation margin on futures contracts...........             2               --
Accrued expenses and other payables:
    Investment advisory fees................................            93              532
    Administration fees.....................................            13              123
    12b-1 fees..............................................            65              118
    Other...................................................            88              179
                                                                  --------         --------
TOTAL LIABILITIES...........................................           814            6,477
                                                                  --------         --------
NET ASSETS:
Capital.....................................................       178,352          483,768
Undistributed (distributions in excess) of net investment
  income....................................................           (15)              23
Accumulated undistributed net realized gains (losses) from
  investment, options and futures transactions..............         2,026           14,309
Net unrealized appreciation (depreciation) from investments
  and futures...............................................        23,095          407,602
                                                                  --------         --------
NET ASSETS..................................................      $203,458         $905,702
                                                                  ========         ========
NET ASSETS:
    Fiduciary...............................................      $ 94,794         $689,912
    Class A.................................................        38,874           96,787
    Class B.................................................        69,790          118,646
    Class C.................................................            --              357
                                                                  --------         --------
Total.......................................................      $203,458         $905,702
                                                                  ========         ========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES):
    Fiduciary...............................................         7,531           32,103
    Class A.................................................         3,085            4,509
    Class B.................................................         5,517            5,517
    Class C.................................................            --               17
                                                                  ========         ========
Total.......................................................        16,133           42,146
                                                                  ========         ========
Net Asset Value:
    Fiduciary Offering and redemption price per share.......      $  12.59         $  21.49
                                                                  ========         ========
    Class A Redemption price per share......................      $  12.60         $  21.47
                                                                  ========         ========
        Maximum sales charge................................         4.50%             4.50%
                                                                  ========         ========
        Maximum offering price per share (100%/(100%-maximum
        sales charge) of net asset value adjusted to nearest
        cent)...............................................      $  13.19         $  22.48
                                                                  ========         ========
    Class B Offering price per share (b)....................      $  12.65         $  21.50
                                                                  ========         ========
    Class C Offering price per share (b)....................      $     --         $  21.51
                                                                  ========         ========

------------

(a) Amount is less than 1,000.
(b) Redemption price per Class B and Class C shares varies based on length of time shares are held.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 1997
(Amounts in Thousands, except per share amounts)
(Unaudited)

                        VALUE
      EQUITY INDEX      GROWTH         LARGE COMPANY
          FUND           FUND           VALUE FUND
      ------------   ------------      -------------
        $957,204       $569,769          $687,851
          16,318         10,034            61,507
        --------       --------          --------
         973,522        579,803           749,358
              26              1                 1
           1,332            760               995
           1,182             62                31
              --             --            15,151
              16              6                10
        --------       --------          --------
         976,078        580,632           765,546
        --------       --------          --------
              --             --                --
             954            391               813
          15,071            111               171
              --             --            23,939
               4              4                --
              81            356               456
              97             82               106
             229             24                15
             396            109               449
        --------       --------          --------
          16,832          1,077            25,949
        --------       --------          --------
         660,888        470,302           574,172
              --              1               (79)
          12,300          9,953            16,941
         286,058         99,299           148,563
        --------       --------          --------
        $959,246       $579,555          $739,597
        ========       ========          ========
        $567,634       $505,228          $709,375
         150,595         59,719            17,408
         240,865         14,607            12,814
             152              1                --
        --------       --------          --------
        $959,246       $579,555          $739,597
        ========       ========          ========
          24,402         43,732            46,693
           6,475          5,174             1,141
          10,361          1,271               835
               7             --(a)             --
        ========       ========          ========
          41,245         50,177            48,669
        ========       ========          ========
        $  23.26       $  11.55          $  15.19
        ========       ========          ========
        $  23.26       $  11.54          $  15.25
        ========       ========          ========
            4.50%          4.50%             4.50%
        ========       ========          ========
        $  24.36       $  12.08          $  15.97
        ========       ========          ========
        $  23.25       $  11.49          $  15.34
        ========       ========          ========
        $  23.26       $  11.54          $     --
        ========       ========          ========

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 1997
(Amounts in Thousands, except per share amounts)
(Unaudited)

                                                                  DISCIPLINED VALUE      LARGE COMPANY
                                                                        FUND              GROWTH FUND
                                                                  -----------------      -------------
ASSETS:
Investments, at value.......................................          $629,791            $1,601,414
Repurchase agreements, at cost..............................            15,355                16,845
                                                                      --------            ----------
Total (cost $495,970; $1,124,533; $701,114; $85,403;
  $417,674, respectively)...................................           645,146             1,618,259
Foreign currency, at value (cost $1,490)....................                --                    --
Interest and dividends receivable...........................               680                 2,313
Receivable for capital shares issued........................                22                15,428
Receivable from brokers for investments sold................             1,296                15,237
Deferred organization costs.................................                --                    --
Net receivable for variation margin on futures contracts....                --                    --
Tax reclaim receivable......................................                --                    --
Prepaid expenses and other assets...........................                 8                    17
                                                                      --------            ----------
TOTAL ASSETS................................................           647,152             1,651,254
                                                                      --------            ----------
LIABILITIES:
Cash overdraft..............................................                 3                    14
Dividends payable...........................................               484                   584
Payable for capital shares redeemed.........................                10                   298
Payable to brokers for investments purchased................                --                57,835
Net payable for variation margin on futures contracts.......                --                    --
Payable for forward foreign currency contracts..............                --                    --
Accrued expenses and other payables:
    Investment advisory fees................................               392                   941
    Administration fees.....................................                91                   217
    12b-1 fees..............................................                27                   184
    Other...................................................               150                   412
                                                                      --------            ----------
TOTAL LIABILITIES...........................................             1,157                60,485
                                                                      --------            ----------
NET ASSETS:
Capital.....................................................           485,221             1,085,700
Undistributed (distributions in excess) of net investment
  income....................................................               (37)                   46
Accumulated undistributed net realized gains (losses) from
  investment, options and futures transactions..............            11,635                11,297
Net unrealized appreciation (depreciation) from investments, futures and translation of assets and liabilities in
  foreign currencies........................................           149,176               493,726
                                                                      --------            ----------
NET ASSETS..................................................          $645,995            $1,590,769
                                                                      ========            ==========
NET ASSETS:
    Fiduciary...............................................          $591,390            $1,253,716
    Class A.................................................            29,367               152,579
    Class B.................................................            25,238               184,424
    Class C.................................................                --                    50
                                                                      --------            ----------
Total.......................................................          $645,995            $1,590,769
                                                                      ========            ==========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES):
    Fiduciary...............................................            36,772                68,733
    Class A.................................................             1,822                 8,139
    Class B.................................................             1,571                10,051
    Class C.................................................                --                     3
                                                                      ========            ==========
Total.......................................................            40,165                86,926
                                                                      ========            ==========
Net Asset Value :
    Fiduciary Offering and redemption price per share.......          $  16.08            $    18.24
                                                                      ========            ==========
    Class A Redemption price per share......................          $  16.12            $    18.75
                                                                      ========            ==========
        Maximum sales charge................................              4.50%                 4.50%
                                                                      ========            ==========
        Maximum offering price per share (100%/(100%-maximum
        sales charge) of net asset value adjusted to nearest
        cent)...............................................             16.88            $    19.63
                                                                      ========            ==========
    Class B Offering price per share (b)....................          $  16.06            $    18.35
                                                                      ========            ==========
    Class C Offering price per share (b)....................                --            $    18.21
                                                                      ========            ==========

------------

(a) Amount is less than 1,000.
(b) Redemption price per Class B and Class C shares varies based on length of time shares are held.

See notes to financials.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 1997
(Amounts in Thousands, except per share amounts)
(Unaudited)

            GROWTH              SMALL           INTERNATIONAL
         OPPORTUNITIES      CAPITALIZATION      EQUITY INDEX
             FUND                FUND               FUND
         -------------      --------------      -------------
           $814,383            $105,248           $458,602
             35,429               4,619             14,423
           --------            --------           --------
            849,812             109,867            473,025
                 --                  --              1,490
                454                  73                286
                449                  10                 94
             23,944                 749              2,009
                 --                  --                  2
                 --                  33                 --
                 --                  --                471
                 10                  --                  6
           --------            --------           --------
            874,669             110,732            477,383
           --------            --------           --------
                  7                  --                  4
             15,098                  --                621
                176                   2                  9
                 --                 305              7,400
                 --                  --                  1
                 --                  --                113
                498                  68                215
                115                  14                 68
                 63                   8                 12
                187                  53                310
           --------            --------           --------
             16,144                 450              8,753
           --------            --------           --------
            722,544              77,724            425,231
             (2,006)               (366)            (2,574)
            (10,711)              8,355             (9,224)
            148,698              24,569             55,197
           --------            --------           --------
           $858,525            $110,282           $468,630
           ========            ========           ========
           $733,898            $ 86,817           $441,609
             62,939              18,477             16,236
             61,686               4,987             10,784
                  2                   1                  1
           --------            --------           --------
           $858,525            $110,282           $486,630
           ========            ========           ========
             37,762               7,653             28,996
              3,262               1,630              1,065
              3,317                 447                730
               --(a)               --(a)              --(a)
           ========            ========           ========
             44,341               9,730             30,791
           ========            ========           ========
           $  19.44            $  11.34           $  15.23
           ========            ========           ========
           $  19.30            $  11.33           $  15.25
           ========            ========           ========
               4.50%               4.50%              4.50%
           ========            ========           ========
           $  20.21            $  11.86           $  15.97
           ========            ========           ========
           $  18.60            $  11.16           $  14.76
           ========            ========           ========
           $  19.41            $  11.33           $  15.23
           ========            ========           ========

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS              FOR THE SIX MONTHS ENDED DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

                                           ASSET ALLOCATION   INCOME EQUITY   EQUITY INDEX   VALUE GROWTH   LARGE COMPANY
                                                 FUND             FUND            FUND           FUND        VALUE FUND
                                           ----------------   -------------   ------------   ------------   -------------
INVESTMENT INCOME:
Interest income..........................      $ 2,952           $ 1,177        $   836        $   799         $ 1,055
Dividend income..........................          730             9,338          7,295          3,879           7,508
Income from securities lending...........           26                55            108             70              83
                                               -------           -------        -------        -------         -------
Total Income.............................        3,708            10,570          8,239          4,748           8,646
                                               -------           -------        -------        -------         -------
EXPENSES:
Investment advisory fees.................          605             3,075          1,335          2,018           2,712
Administration fees......................          153               683            731            448             602
12b-1 fees (Class A).....................           61               159            223             94              29
12b-1 fees (Class B).....................          285               505          1,050             64              56
12b-1 fees (Class C).....................           --                 1             --             --              --
Custodian and accounting fees............           35                42            102             39              35
Legal and audit fees.....................            3                28             17             12              12
Trustees' fees and expenses..............            1                 7              8              5               6
Transfer agent fees......................          108               211            457             73              56
Registration and filing fees.............           25                81             85             53              28
Printing costs...........................           13                74             85             48              44
Other....................................           16                20             13              6              17
                                               -------           -------        -------        -------         -------
Total expenses before waivers............        1,305             4,886          4,106          2,860           3,597
Less waivers.............................         (195)              (45)        (1,339)           (27)             (8)
                                               -------           -------        -------        -------         -------
Net Expenses.............................        1,110             4,841          2,767          2,833           3,589
                                               -------           -------        -------        -------         -------
Net Investment Income....................        2,598             5,729          5,472          1,915           5,057
                                               -------           -------        -------        -------         -------
REALIZED / UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS, OPTIONS AND FUTURES:
Net realized gains (losses) from
  investments, options and futures
  transactions...........................        8,100            40,769         17,428         39,963          44,331
Net change in unrealized appreciation
  (depreciation) from investments,
  options and futures....................        5,887            27,462         59,085         22,345          19,320
                                               -------           -------        -------        -------         -------
Net realized/unrealized gains (losses)
  from investments, options and
  futures................................       13,987            68,231         76,513         62,308          63,651
                                               -------           -------        -------        -------         -------
Change in net assets resulting from
  operations.............................      $16,585           $73,960        $81,985        $64,223         $68,708
                                               =======           =======        =======        =======         =======

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS              FOR THE SIX MONTHS ENDED DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

                                                                            GROWTH           SMALL        INTERNATIONAL
                                           DISCIPLINED   LARGE COMPANY   OPPORTUNITIES   CAPITALIZATION   EQUITY INDEX
                                           VALUE FUND     GROWTH FUND        FUND             FUND            FUND
                                           -----------   -------------   -------------   --------------   -------------
INVESTMENT INCOME:
Interest income..........................   $    294       $    370         $   407         $   141         $     --
Dividend income..........................      5,420          9,409           1,627             264            3,207
Income from securities lending...........        113            126             284              47               --
Foreign tax withholding..................         --             --              --              --             (327)
                                            --------       --------         -------         -------         --------
Total Income.............................      5,827          9,905           2,318             452            2,880
                                            --------       --------         -------         -------         --------
EXPENSES:
Investment advisory fees.................      2,298          5,427           2,924             410            1,300
Administration fees......................        510          1,205             649              91              389
12b-1 fees (Class A).....................         47            249             100              33               27
12b-1 fees (Class B).....................        115            809             259              22               54
Custodian and accounting fees............         41             74              76              23              316
Legal and audit fees.....................          7             33              12               5                2
Organization costs.......................         --             --              --              --                2
Trustees' fees and expenses..............          4             13               6               1                4
Transfer agent fees......................         76            413             214              49               69
Registration and filing fees.............         17             88              41              12               31
Printing costs...........................         38            117              52              25               26
Other....................................         16             32              20               8                7
                                            --------       --------         -------         -------         --------
Total expenses before waivers............      3,169          8,460           4,353             679            2,227
Less waivers.............................        (13)           (71)            (29)            (37)              (8)
                                            --------       --------         -------         -------         --------
Net Expenses.............................      3,156          8,389           4,324             642            2,219
                                            --------       --------         -------         -------         --------
Net Investment Income (Loss).............      2,671          1,516          (2,006)           (190)             661
                                            --------       --------         -------         -------         --------
REALIZED / UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS, OPTIONS, FUTURES AND
  FOREIGN CURRENCIES:
Net realized gains (losses) from
  investments, options, futures, and
  foreign currency transactions..........     68,149        113,398          59,810          15,383              (19)
Net change in unrealized appreciation
  (depreciation) from investments,
  options, futures and translation of
  assets and liabilities in foreign
  currencies.............................     50,897         12,442          38,036             444          (35,526)
                                            --------       --------         -------         -------         --------
Net realized/unrealized gains (losses)
  from investments, futures, options, and
  foreign currency.......................    119,046        125,840          97,846          15,827          (35,545)
                                            --------       --------         -------         -------         --------
Change in net assets resulting from
  operations.............................   $121,717       $127,356         $95,840         $15,637         $(34,884)
                                            ========       ========         =======         =======         ========

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                                                ASSET ALLOCATION FUND          INCOME EQUITY FUND
                                                              --------------------------   --------------------------
                                                               SIX MONTHS                   SIX MONTHS
                                                                 ENDED       YEAR ENDED       ENDED       YEAR ENDED
                                                              DECEMBER 31,    JUNE 30,     DECEMBER 31,    JUNE 30,
                                                                  1997          1997           1997          1997
                                                              ------------   -----------   ------------   -----------
                                                              (UNAUDITED)                  (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss)............................    $  2,598      $  4,173       $  5,729      $  9,950
    Net realized gains (losses) from investments, options
      and futures transactions..............................       8,100        15,867         40,769        63,053
    Net change in unrealized appreciation (depreciation)
      from investments, options and futures.................       5,887         4,463         27,462        89,271
                                                                --------      --------       --------      --------
Change in net assets resulting from operations..............      16,585        24,503         73,960       162,274
                                                                --------      --------       --------      --------
DISTRIBUTIONS TO FIDUCIARY SHAREHOLDERS:
    From net investment income..............................      (1,466)       (2,678)        (4,833)       (8,549)
    In excess of net investment income......................          --           (11)            --           (14)
    From net realized gains from investment transactions....     (10,063)       (2,959)       (62,899)      (10,510)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income..............................        (515)         (764)          (580)         (948)
    In excess of net investment income......................          --            (3)            --            (2)
    From net realized gains from investment transactions....      (3,738)         (974)        (9,117)       (1,743)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income..............................        (637)         (731)          (287)         (453)
    In excess of net investment income......................          --            (3)            --            (1)
    From net realized gains from investment transactions....      (6,134)       (1,129)       (10,250)       (1,424)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net investment income..............................          --            --             (1)           --
    From net realized gains from investment transactions....          --            --            (11)           --
                                                                --------      --------       --------      --------
Change in net assets from shareholder distributions.........     (22,553)       (9,252)       (87,978)      (23,644)
                                                                --------      --------       --------      --------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued.............................      50,451        74,038         96,955       113,454
    Proceeds from shares issued in conversion...............          --        37,254         70,389       283,942
    Dividends reinvested....................................      14,633         6,840         35,241        11,938
    Cost of shares redeemed.................................     (25,908)      (49,880)       (90,366)     (135,743)
                                                                --------      --------       --------      --------
Change in net assets from share transactions................      39,176        68,252        112,219       273,591
                                                                --------      --------       --------      --------
Change in net assets........................................      33,208        83,503         98,201       412,221
NET ASSETS:
    Beginning of period.....................................     170,250        86,747        807,501       395,280
                                                                --------      --------       --------      --------
    End of period...........................................    $203,458      $170,250       $905,702      $807,501
                                                                ========      ========       ========      ========
SHARE TRANSACTIONS:
    Issued..................................................       3,877         6,114          4,436         6,001
    Issued in conversion....................................          --         3,076          3,342        14,913
    Reinvested..............................................       1,151           573          1,645           656
    Redeemed................................................      (1,988)       (4,071)        (4,096)       (7,141)
                                                                --------      --------       --------      --------
Change in shares............................................       3,040         5,692          5,327        14,429
                                                                ========      ========       ========      ========
Undistributed (distributions in excess of) net investment
  income included in net assets:
    End of period...........................................    $    (15)     $      5       $     23      $     (5)
                                                                ========      ========       ========      ========

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

          EQUITY INDEX FUND            VALUE GROWTH FUND         LARGE COMPANY VALUE FUND
      --------------------------   --------------------------   --------------------------
       SIX MONTHS                   SIX MONTHS                   SIX MONTHS
         ENDED       YEAR ENDED       ENDED       YEAR ENDED       ENDED       YEAR ENDED
      DECEMBER 31,    JUNE 30,     DECEMBER 31,    JUNE 30,     DECEMBER 31,    JUNE 30,
          1997          1997           1997          1997           1997          1997
      ------------   -----------   ------------   -----------   ------------   -----------
      (UNAUDITED)                  (UNAUDITED)                  (UNAUDITED)
        $  5,472      $  9,130       $  1,915      $  3,251       $  5,057      $ 12,627
          17,428        20,871         39,963        42,586         44,331        17,493
          59,085       140,765         22,345        51,518         19,320       126,134
        --------      --------       --------      --------       --------      --------
          81,985       170,766         64,223        97,355         68,708       156,254
        --------      --------       --------      --------       --------      --------
          (4,056)       (7,178)        (1,789)       (2,906)        (5,005)      (12,228)
              --            --             --            --             --            --
         (14,824)       (3,288)       (54,060)      (36,353)       (41,719)      (47,388)
            (782)         (899)          (136)         (316)           (95)         (209)
              --            --             --            --             --            --
          (3,454)         (420)        (6,125)       (5,893)        (1,000)         (904)
            (634)         (780)            (1)          (16)           (37)          (69)
              --            --             --            --             --            --
          (5,722)         (629)        (1,479)         (992)          (700)         (410)
              --            --             --            --             --            --
              (1)           --             --            --             --            --
        --------      --------       --------      --------       --------      --------
         (29,473)      (13,194)       (63,590)      (46,476)       (48,556)      (61,208)
        --------      --------       --------      --------       --------      --------
         235,619       372,043        118,809       236,686         66,908       165,729
              --            --             --            --             --        63,222
          14,720         6,593         30,433        39,472         23,837        26,644
         (91,461)     (180,134)       (58,980)      (70,246)       (81,576)     (238,407)
        --------      --------       --------      --------       --------      --------
         158,878       198,502         90,262       205,912          9,169        17,188
        --------      --------       --------      --------       --------      --------
         211,390       356,074         90,895       256,791         29,321       112,234
         747,856       391,782        488,660       231,869        710,276       598,042
        --------      --------       --------      --------       --------      --------
        $959,246      $747,856       $579,555      $488,660       $739,597      $710,276
        ========      ========       ========      ========       ========      ========
          10,341        20,262          9,997        22,826          4,347        12,629
              --            --             --            --             --         4,655
             645           360          2,627         4,071          1,572         2,051
          (4,043)       (9,830)        (4,916)       (6,738)        (5,252)      (17,923)
        --------      --------       --------      --------       --------      --------
           6,943        10,792          7,708        20,159            667         1,412
        ========      ========       ========      ========       ========      ========
        $     --      $     --       $      1      $     12       $    (79)     $      1
        ========      ========       ========      ========       ========      ========

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                                                DISCIPLINED VALUE FUND        LARGE COMPANY GROWTH
                                                              --------------------------   --------------------------
                                                               SIX MONTHS                   SIX MONTHS
                                                                 ENDED       YEAR ENDED       ENDED       YEAR ENDED
                                                              DECEMBER 31,    JUNE 30,     DECEMBER 31,    JUNE 30,
                                                                  1997          1997           1997          1997
                                                              ------------   -----------   ------------   -----------
                                                              (UNAUDITED)    (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss)............................   $    2,671    $    8,249     $    1,516    $    6,257
    Net realized gains (losses) from investments, options
      and futures transactions..............................       68,149        59,778        113,398       130,961
    Net change in unrealized appreciation (depreciation)
      from investments, options and futures and translation
      of assets and liabilities in foreign currencies.......       50,897        36,525         12,442       186,164
                                                               ----------    ----------     ----------    ----------
Change in net assets resulting from operations..............      121,717       104,552        127,356       323,382
                                                               ----------    ----------     ----------    ----------
DISTRIBUTIONS TO FIDUCIARY SHAREHOLDERS:
    From net investment income..............................       (2,626)       (7,822)        (1,456)       (5,746)
    In excess of net investment income......................           --            --             --            --
    From net realized gains from investment transactions....      (91,826)      (53,221)      (167,063)      (37,414)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income..............................          (92)         (274)           (59)         (403)
    In excess of net investment income......................           --            --             --            --
    From net realized gains from investment transactions....       (4,398)       (2,285)       (20,430)       (4,265)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income..............................           (7)          (89)            --           (23)
    In excess of net investment income......................           --            --             --            --
    From net realized gains from investment transactions....       (3,742)       (1,855)       (24,184)       (3,785)
    In excess of net realized gains from investment
      transactions..........................................           --            --             --            --
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net investment income..............................           --            --             --            --
    From net realized gains from investment transactions....           --            --             (4)           --
                                                               ----------    ----------     ----------    ----------
Change in net assets from shareholder distributions.........     (102,691)      (65,546)      (213,196)      (51,636)
                                                               ----------    ----------     ----------    ----------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued.............................       68,541       107,311        189,988       230,983
    Proceeds from shares issued in conversion...............           --        48,296         81,659       289,603
    Dividends reinvested....................................       53,965        32,360        119,759        31,237
    Cost of shares redeemed.................................     (102,247)     (179,880)      (115,839)     (299,888)
                                                               ----------    ----------     ----------    ----------
Change in net assets from share transactions................       20,259         8,087        275,567       251,935
                                                               ----------    ----------     ----------    ----------
Change in net assets........................................       39,285        47,093        189,727       523,681
NET ASSETS:
    Beginning of Period.....................................      606,710       559,617      1,401,042       877,361
                                                               ----------    ----------     ----------    ----------
    End of period...........................................   $  645,995    $  606,710     $1,590,769    $1,401,042
                                                               ==========    ==========     ==========    ==========
SHARE TRANSACTIONS:
    Issued..................................................        4,153         7,390          9,902        14,003
    Issued in conversion....................................           --         3,333          4,595        17,279
    Reinvested..............................................        3,429         2,299          6,447         1,936
    Redeemed................................................       (6,174)      (12,355)        (5,886)      (18,015)
                                                               ----------    ----------     ----------    ----------
Change in shares............................................        1,408           667         15,058        15,203
                                                               ----------    ----------     ----------    ----------
Undistributed net investment income (loss) including in net
  assets:
    End of period...........................................   $      (37)   $       17     $       46    $       45
                                                               ==========    ==========     ==========    ==========

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

      GROWTH OPPORTUNITIES FUND    SMALL CAPITALIZATION FUND    INTERNATIONAL EQUITY INDEX FUND
      --------------------------   --------------------------   -------------------------------
       SIX MONTHS                   SIX MONTHS                    SIX MONTHS
         ENDED       YEAR ENDED       ENDED       YEAR ENDED         ENDED         YEAR ENDED
      DECEMBER 31,    JUNE 30,     DECEMBER 31,    JUNE 30,      DECEMBER 31,       JUNE 30,
          1997          1997           1997          1997            1997             1997
      ------------   -----------   ------------   -----------   ---------------   -------------
      (UNAUDITED)                  (UNAUDITED)                    (UNAUDITED)
        $ (2,006)     $  7,629       $   (190)     $   (231)       $    661         $  4,485
          59,810        35,797         15,383        10,486             (19)           5,054
          38,036        87,369            444         1,985         (35,526)          51,395
        --------      --------       --------      --------        --------         --------
          95,840       130,795         15,637        12,240         (34,884)          60,934
        --------      --------       --------      --------        --------         --------
              --        (7,053)            --            --            (623)          (4,346)
              --          (669)            --            --              --           (3,417)
         (80,645)      (83,581)        (9,265)       (8,358)        (12,040)          (3,811)
              --          (361)            --            --              (4)             (92)
              --           (34)            --            --              --              (73)
          (7,223)       (4,572)        (1,939)       (1,835)           (435)            (111)
              --          (215)            --            --              --              (47)
              --           (20)            --            --              --               --
          (7,103)       (3,102)          (521)         (302)           (301)             (72)
              --            --             --            --              --              (37)
              ==            ==             ==            ==              ==               ==
        --------      --------       --------      --------        --------         --------
         (94,971)      (99,607)       (11,725)      (10,495)        (13,403)         (12,006)
        --------      --------       --------      --------        --------         --------
         132,564       291,882         16,618        14,236          79,152          191,629
          57,769            --             --            --              --               --
          63,277        56,517         10,294         9,973           8,139            2,834
        (100,644)     (248,384)       (19,994)      (30,774)        (42,918)        (135,282)
        --------      --------       --------      --------        --------         --------
         152,966       100,015          6,918        (6,565)         44,373           59,181
        --------      --------       --------      --------        --------         --------
         153,835       131,203         10,830        (4,820)         (3,914)         108,109
         704,690       573,487         99,452       104,272         472,544          364,435
        --------      --------       --------      --------        --------         --------
        $858,525      $704,690       $110,282      $ 99,452        $468,630         $472,544
        ========      ========       ========      ========        ========         ========
           6,319        16,132          1,335         1,433           4,890           12,777
           3,113            --             --            --              --               --
           3,314         3,283            945         1,042             538              189
          (4,693)      (13,633)        (1,644)       (3,085)         (2,624)          (9,008)
        --------      --------       --------      --------        --------         --------
           8,053         5,782            636          (610)          2,804            3,958
        --------      --------       --------      --------        --------         --------
        $ (2,006)     $     --       $   (366)     $   (176)       $ (2,574)        $ (2,608)
        ========      ========       ========      ========        ========         ========

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1997
(Unaudited)

1. ORGANIZATION:

   The One Group (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The accompanying financial statements and financial highlights are those of the Asset Allocation Fund, the Income Equity Fund, the Equity Index Fund, the Value Growth Fund, the Large Company Value Fund, the Disciplined Value Fund, the Large Company Growth Fund, the Growth Opportunities Fund, the Small Capitalization Fund (previously named the Gulf South Growth Fund) and the International Equity Index Fund (individually a "Fund", collectively the "Funds") only. In 1997 the investment objective of the Gulf South Growth Fund was changed to permit investments in companies headquartered or doing business outside of the Southeastern region of the United States, and to focus the Fund's investments to a greater extent on investments in the equity securities of small capitalization and emerging growth companies. As a result, the name of the Fund was changed to The One Group Small Capitalization Fund. Each Fund is a diversified mutual fund.

   The Funds' investment objectives are as follows:

                   FUND                                             OBJECTIVE
                   ----                                             ---------

      Asset Allocation                      To provide total return while preserving capital.

      Income Equity                         Current income through regular payment of dividends with
                                             the secondary goal of achieving capital appreciation by
                                             investing primarily in equity securities.

      Equity Index                          Investment results that correspond to the aggregate price
                                             and dividend performance of the securities in the
                                             Standard & Poor's 500 Composite Stock Price Index.

      Value Growth Fund                     Long-term capital growth and growth of income with a
                                             secondary objective of providing a moderate level of
                                             current income.

      Large Company Value Fund              Capital appreciation with the incidental goal of
                                             achieving current income by investing primarily in
                                             equity securities.

      Disciplined Value Fund                Capital appreciation with the secondary goal of achieving
                                             current income by investing primarily in equity
                                             securities.

      Large Company Growth Fund             Long-term capital appreciation and growth of income by
                                             investing primarily in equity securities.

      Growth Opportunities Fund             Growth of capital and secondarily, current income by
                                             investing primarily in equity securities.

      Small Capitalization Fund             Long-term capital growth, primarily by investing in a
                                             portfolio of equity securities of small-capitalization
                                             and emerging growth companies.

      International Equity Index Fund       To provide investment results that correspond to the
                                             aggregate price and dividend performance of the
                                             securities in the Gross Domestic Product Weighted Morgan
                                             Stanley Capital International Europe, Australia, and Far
                                             East Index.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1997
(Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

       SECURITY VALUATION

   Listed securities are valued at the latest available sales price on the principal exchange where such securities are traded. Unlisted securities or listed securities for which latest sales prices are not available are valued at the mean of the latest bid and asked price in the principal market where such securities are normally traded. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including municipal securities, are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Options traded on an exchange are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations. Investments for which there are no such quotations or valuations are carried at fair value as determined by the Fair Value Committee which is comprised of members from Banc One Investment Advisors Corporation (the "Advisor") and The One Group Services Company (the "Administrator") under the direction of the Board of Trustees.

       FOREIGN CURRENCY TRANSLATION

   Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of realized gains or losses and unrealized appreciation or depreciation from investments due to fluctuations in foreign currency exchange rates is not separately disclosed. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

       FORWARD FOREIGN CURRENCY CONTRACTS

   Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are presented net on the Statement of Assets and Liabilities. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. Gains or losses from the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recorded as realized on the date of offset; otherwise gains or losses are recorded as realized on settlement date.

       REPURCHASE AGREEMENTS

       The Funds may invest in repurchase agreements with institutions that are deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees. Each repurchase

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1997
(Unaudited)

   agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest. Repurchase agreements are considered to be loans under the 1940 Act.

       WRITTEN OPTIONS

   The Funds may write covered call or secured put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

       FUTURES CONTRACTS

   The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the appreciation or depreciation is realized.

       INDEXED SECURITIES

   The Funds may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the referenced instrument itself, but any loss is limited to the amount of the original investment.

       SECURITIES LENDING

       To generate additional income, the Funds may lend up to 33% of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. Government or U.S. Government Agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds continue to earn dividends and interest on securities lent while simultaneously seeking to earn interest on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1997
(Unaudited)

   considered to be illiquid investments. As of December 31, 1997, the following Funds had securities with the following market values on loan (amounts in thousands):

                                                              MARKET VALUE
                                                                OF LOANED
                                                               SECURITIES
                                                              -------------
Asset Allocation Fund.......................................    $ 21,880
Income Equity Fund..........................................      32,163
Equity Index Fund...........................................      73,806
Value Growth Fund...........................................      41,087
Large Company Value Fund....................................      60,516
Disciplined Value Fund......................................      84,361
Large Company Growth Fund...................................      77,687
Growth Opportunities Fund...................................     154,143
Small Capitalization........................................      11,520

       The loaned securities were fully collateralized by cash and U.S. Government securities as of December 31, 1997.

       SECURITY TRANSACTIONS AND RELATED INCOME

       Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income, including any discount or premium, is accrued as earned using the effective interest method.

       EXPENSES

       Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

       DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

       Dividends from net investment income are declared and paid monthly for the Funds except for the International Equity Index Fund which declares and pays dividends, if any, at least annually. Net realized capital gains, if any, are distributed at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are due to differences in separate class expenses.

       Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards, foreign currency transactions, and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1997
(Unaudited)

       FEDERAL INCOME TAXES

       The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

3. SHARES OF BENEFICIAL INTEREST:

   The Trust has an unlimited number of shares of beneficial interest, with no par value which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more. The Trust is registered to offer forty series and five classes of shares: Fiduciary Class, Class A, Class B, Class C and Service Class. Currently, the Trust consists of thirty-three active funds. The Funds are each authorized to issue Fiduciary Class, Class A, Class B and Class C Shares. Class A Shares are subject to initial sales charges, imposed at the time of purchase, in accordance with the Funds' prospectus. Certain redemptions of Class B and Class C Shares are subject to contingent deferred sales charges in accordance with the Fund's prospectus. As of December 31, 1997, there were no shareholders in Class C of the Asset Allocation Fund, Large Company Value Fund or the Disciplined Value Fund. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. The following is a summary of transactions in Fund shares for the periods ended December 31, 1997 and June 30, 1997:

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1997
(Amounts in Thousands)

                                                                ASSET ALLOCATION FUND           INCOME EQUITY FUND
                                                              --------------------------   -----------------------------
                                                               SIX MONTHS                   SIX MONTHS
                                                                 ENDED       YEAR ENDED       ENDED          YEAR ENDED
                                                              DECEMBER 31,    JUNE 30,     DECEMBER 31,       JUNE 30,
                                                                  1997          1997           1997             1997
                                                              ------------   -----------   ------------      -----------
                                                              (UNAUDITED)                  (UNAUDITED)
CAPITAL TRANSACTIONS:
FIDUCIARY SHARES:
  Proceeds from shares issued...............................    $ 16,685      $ 36,157       $ 40,811         $  39,671
  Proceeds from shares issued in conversion.................          --        37,254         70,389           283,942
  Dividends reinvested......................................       3,819         3,380         15,579             7,467
  Cost of shares redeemed...................................     (17,915)      (41,096)       (76,108)         (115,841)
                                                                --------      --------       --------         ---------
  Change in net assets from Fiduciary Share transactions....    $  2,589      $ 35,695       $ 50,671         $ 215,239
                                                                ========      ========       ========         =========
CLASS A SHARES:
  Proceeds from shares issued...............................    $  9,306      $ 14,748       $ 19,607         $  33,483
  Dividends reinvested......................................       4,160         1,663          9,320             2,597
  Cost of shares redeemed...................................      (4,806)       (5,587)        (9,177)          (15,299)
                                                                --------      --------       --------         ---------
  Change in net assets from Class A Share transactions......    $  8,660      $ 10,824       $ 19,750         $  20,781
                                                                ========      ========       ========         =========
CLASS B SHARES:
  Proceeds from shares issued...............................    $ 24,460      $ 23,133       $ 36,193         $  40,300
  Dividends reinvested......................................       6,654         1,797         10,330             1,874
  Cost of shares redeemed...................................      (3,187)       (3,197)        (5,081)           (4,603)
                                                                --------      --------       --------         ---------
  Change in net assets from Class B Share transactions......    $ 27,927      $ 21,733       $ 41,442         $  37,571
                                                                ========      ========       ========         =========
CLASS C SHARES:
  Proceeds from shares issued...............................    $     --      $     --       $    344         $      --
  Dividends reinvested......................................          --            --             12                --
  Cost of shares redeemed...................................          --            --             --                --
                                                                --------      --------       --------         ---------
  Change in net assets from Class C Share transactions......    $     --      $     --       $    356         $      --
                                                                ========      ========       ========         =========
SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued....................................................       1,290         3,003          1,887             2,121
  Issued in conversion......................................          --         3,076          3,342            14,913
  Reinvested................................................         302           284            725               412
  Redeemed..................................................      (1,375)       (3,348)        (3,442)           (6,085)
                                                                --------      --------       --------         ---------
  Change in Fiduciary Shares................................         217         3,015          2,512            11,361
                                                                ========      ========       ========         =========
CLASS A SHARES:
  Issued....................................................         713         1,212            889             1,768
  Reinvested................................................         327           139            436               142
  Redeemed..................................................        (369)         (460)          (422)             (814)
                                                                --------      --------       --------         ---------
  Change in Class A Shares..................................         671           891            903             1,096
                                                                ========      ========       ========         =========
CLASS B SHARES:
  Issued....................................................       1,874         1,899          1,644             2,112
  Reinvested................................................         522           150            483               102
  Redeemed..................................................        (244)         (263)          (232)             (242)
                                                                --------      --------       --------         ---------
  Change in Class B Shares..................................       2,152         1,786          1,895             1,972
                                                                ========      ========       ========         =========
CLASS C SHARES:
  Issued....................................................          --            --             16                --
  Reinvested................................................          --            --              1                --
  Redeemed..................................................          --            --             --                --
                                                                --------      --------       --------         ---------
  Change in Class C Shares..................................          --            --             17                --
                                                                ========      ========       ========         =========

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1997
(Amounts in Thousands)

                                                                  EQUITY INDEX FUND              VALUE GROWTH FUND
                                                              --------------------------   -----------------------------
                                                               SIX MONTHS                   SIX MONTHS
                                                                 ENDED       YEAR ENDED       ENDED          YEAR ENDED
                                                              DECEMBER 31,    JUNE 30,     DECEMBER 31,       JUNE 30,
                                                                  1997          1997           1997             1997
                                                              ------------   -----------   ------------      -----------
                                                              (UNAUDITED)                  (UNAUDITED)
CAPITAL TRANSACTIONS:
FIDUCIARY SHARES:
  Proceeds from shares issued...............................    $123,298      $ 193,036      $104,451         $222,240
  Dividends reinvested......................................       4,437          3,889        22,879           32,485
  Cost of shares redeemed...................................     (73,564)      (148,567)      (53,690)         (59,895)
                                                                --------      ---------      --------         --------
  Change in net assets from Fiduciary Share transactions....    $ 54,171      $  48,358      $ 73,640         $194,830
                                                                ========      =========      ========         ========
CLASS A SHARES:
  Proceeds from shares issued...............................    $ 50,323      $  72,287      $ 11,016         $  9,761
  Dividends reinvested......................................       4,051          1,279         6,076            5,980
  Cost of shares redeemed...................................      (9,581)       (25,085)       (4,642)          (9,421)
                                                                --------      ---------      --------         --------
  Change in net assets from Class A Share transactions......    $ 44,793      $  48,481      $ 12,450         $  6,320
                                                                ========      =========      ========         ========
CLASS B SHARES:
  Proceeds from shares issued...............................    $ 61,850      $ 106,720      $  3,341         $  4,685
  Dividends reinvested......................................       6,231          1,425         1,478            1,007
  Cost of shares redeemed...................................      (8,316)        (6,482)         (648)            (930)
                                                                --------      ---------      --------         --------
  Change in net assets from Class B Share transactions......    $ 59,765      $ 101,663      $  4,171         $  4,762
                                                                ========      =========      ========         ========
CLASS C SHARES:
  Proceeds from shares issued...............................    $    148      $      --      $      1         $     --
  Dividends reinvested......................................           1             --            --(a)            --
  Cost of shares redeemed...................................          --             --            --               --
                                                                --------      ---------      --------         --------
  Change in net assets from Class C Share transactions......    $    149      $      --      $      1         $     --
                                                                ========      =========      ========         ========
SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued....................................................       5,413         10,607         8,788           21,444
  Reinvested................................................         193            215         1,980            3,352
  Redeemed..................................................      (3,259)        (8,036)       (4,474)          (5,755)
                                                                --------      ---------      --------         --------
  Change in Fiduciary Shares................................       2,347          2,786         6,294           19,041
                                                                ========      =========      ========         ========
CLASS A SHARES:
  Issued....................................................       2,206          3,962           928              929
  Reinvested................................................         178             69           520              615
  Redeemed..................................................        (419)        (1,452)         (388)            (893)
                                                                --------      ---------      --------         --------
  Change in Class A Shares..................................       1,965          2,579         1,060              651
                                                                ========      =========      ========         ========
CLASS B SHARES:
  Issued....................................................       2,715          5,693           281              453
  Reinvested................................................         274             76           127              104
  Redeemed..................................................        (365)          (342)          (54)             (90)
                                                                --------      ---------      --------         --------
  Change in Class B Shares..................................       2,624          5,427           354              467
                                                                ========      =========      ========         ========
CLASS C SHARES:
  Issued....................................................           7             --            --(a)            --
  Reinvested................................................          --(a)          --            --(a)            --
  Redeemed..................................................          --             --            --               --
                                                                --------      ---------      --------         --------
  Change in Class C Shares..................................           7             --            --(a)            --
                                                                ========      =========      ========         ========

------------

(a) Amount is less than 1,000.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1997
(Amounts in Thousands)

                                                               LARGE COMPANY VALUE FUND       DISCIPLINED VALUE FUND
                                                              --------------------------   -----------------------------
                                                               SIX MONTHS                   SIX MONTHS
                                                                 ENDED       YEAR ENDED       ENDED          YEAR ENDED
                                                              DECEMBER 31,    JUNE 30,     DECEMBER 31,       JUNE 30,
                                                                  1997          1997           1997             1997
                                                              ------------   -----------   ------------      -----------
                                                              (UNAUDITED)                  (UNAUDITED)
CAPITAL TRANSACTIONS:
FIDUCIARY SHARES:
  Proceeds from shares issued...............................    $ 59,665      $ 150,998      $ 63,300         $  95,887
  Proceeds from shares issued in conversion.................          --         63,222            --            48,296
  Dividends reinvested......................................      22,040         25,070        45,876            27,911
  Cost of shares redeemed...................................     (78,042)      (229,727)      (97,915)         (168,332)
                                                                --------      ---------      --------         ---------
  Change in net assets from Fiduciary Share transactions....    $  3,663      $   9,563        11,261         $   3,762
                                                                ========      =========      ========         =========
CLASS A SHARES:
  Proceeds from shares issued...............................    $  4,136      $  10,438      $  3,169         $   8,230
  Dividends reinvested......................................       1,067          1,100         4,368             2,515
  Cost of shares redeemed...................................      (3,024)        (8,010)       (2,715)           (9,255)
                                                                --------      ---------      --------         ---------
  Change in net assets from Class A Share transactions......    $  2,179      $   3,528      $  4,822         $   1,490
                                                                ========      =========      ========         =========
CLASS B SHARES:
  Proceeds from shares issued...............................    $  3,107      $   4,293      $  2,072         $   3,194
  Dividends reinvested......................................         730            474         3,721             1,934
  Cost of shares redeemed...................................        (510)          (670)       (1,617)           (2,293)
                                                                --------      ---------      --------         ---------
  Change in net assets from Class B Share transactions......    $  3,327      $   4,097      $  4,176             2,835
                                                                ========      =========      ========         =========
SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued....................................................       3,880         11,519         3,838             6,612
  Issued in conversion......................................          --          4,655            --             3,333
  Reinvested................................................       1,456          1,931         2,924             1,984
  Redeemed..................................................      (5,025)       (17,266)       (5,912)          (11,571)
                                                                --------      ---------      --------         ---------
  Change in Fiduciary Shares................................         311            839           850               358
                                                                ========      =========      ========         =========
CLASS A SHARES:
  Issued....................................................         268            793           190               559
  Reinvested................................................          69             84           272               178
  Redeemed..................................................        (195)          (607)         (165)             (628)
                                                                --------      ---------      --------         ---------
  Change in Class A Shares..................................         142            270           297               109
                                                                ========      =========      ========         =========
CLASS B SHARES:
  Issued....................................................         199            317           125               219
  Reinvested................................................          47             36           233               137
  Redeemed..................................................         (32)           (50)          (97)             (156)
                                                                --------      ---------      --------         ---------
  Change in Class B Shares..................................         214            303           261               200
                                                                ========      =========      ========         =========

------------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1997
(Amounts in Thousands)

                                                                 LARGE COMPANY GROWTH        GROWTH OPPORTUNITIES FUND
                                                              --------------------------   -----------------------------
                                                               SIX MONTHS                   SIX MONTHS
                                                                 ENDED       YEAR ENDED       ENDED          YEAR ENDED
                                                              DECEMBER 31,    JUNE 30,     DECEMBER 31,       JUNE 30,
                                                                  1997          1997           1997             1997
                                                              ------------   -----------   ------------      -----------
                                                              (UNAUDITED)                  (UNAUDITED)
CAPITAL TRANSACTIONS:
FIDUCIARY SHARES:
  Proceeds from shares issued...............................    $117,841      $ 134,662      $ 88,515         $ 216,371
  Proceeds from shares issued in conversion.................      81,659        289,603        57,769                --
  Dividends reinvested......................................      75,450         22,758        49,054            48,075
  Cost of shares redeemed...................................     (98,895)      (274,724)      (90,415)         (199,916)
                                                                --------      ---------      --------         ---------
  Change in net assets from Fiduciary Share transactions....    $176,055      $ 172,299      $104,923         $  64,530
                                                                ========      =========      ========         =========
CLASS A SHARES:
  Proceeds from shares issued...............................    $ 26,070      $  39,340      $ 22,473         $  54,262
  Dividends reinvested......................................      20,257          4,698         7,155             5,065
  Cost of shares redeemed...................................     (10,835)       (17,325)       (8,358)          (46,273)
                                                                --------      ---------      --------         ---------
  Change in net assets from Class A Share transactions......    $ 35,492      $  26,713      $ 21,270         $  13,054
                                                                ========      =========      ========         =========
CLASS B SHARES:
  Proceeds from shares issued...............................    $ 46,028      $  56,981      $ 21,574         $  21,249
  Dividends reinvested......................................      24,048          3,781         7,068             3,377
  Cost of shares redeemed...................................      (6,109)        (7,839)       (1,871)           (2,195)
                                                                --------      ---------      --------         ---------
  Change in net assets from Class B Share transactions......    $ 63,967      $  52,923      $ 26,771         $  22,431
                                                                ========      =========      ========         =========
CLASS C SHARES:
  Proceeds from shares issued...............................    $     49      $      --      $      2         $      --
  Dividends reinvested......................................           4             --            --(a)             --
  Cost of shares redeemed...................................          --             --            --                --
                                                                --------      ---------      --------         ---------
  Change in net assets from Class C Share transactions......    $     53      $      --      $      2         $      --
                                                                ========      =========      ========         =========
SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued....................................................       6,263          8,322         4,218            11,966
  Issued in conversion......................................       4,595         17,279         3,113                --
  Reinvested................................................       4,105          1,418         2,574             2,790
  Redeemed..................................................      (5,032)       (16,537)       (4,204)          (11,005)
                                                                --------      ---------      --------         ---------
  Change in Fiduciary Shares................................       9,931         10,482         5,701             3,751
                                                                ========      =========      ========         =========
CLASS A SHARES:
  Issued....................................................       1,300          2,308         1,056             2,954
  Reinvested................................................       1,059            285           365               293
  Redeemed..................................................        (542)        (1,016)         (398)           (2,503)
                                                                --------      ---------      --------         ---------
  Change in Class A Shares..................................       1,817          1,577         1,023               744
                                                                ========      =========      ========         =========
CLASS B SHARES:
  Issued....................................................       2,336          3,373         1,045             1,212
  Reinvested................................................       1,283            233           375               200
  Redeemed..................................................        (312)          (462)          (91)             (125)
                                                                --------      ---------      --------         ---------
  Change in Class B Shares                                         3,307          3,144         1,329             1,287
                                                                ========      =========      ========         =========
CLASS C SHARES:
  Issued....................................................           3             --            --(a)             --
  Reinvested................................................          --             --            --(a)             --
  Redeemed..................................................          --             --            --                --
                                                                --------      ---------      --------         ---------
  Change in Class C Shares..................................           3             --            --(a)             --
                                                                ========      =========      ========         =========

------------

(a) Amount is less than 1,000.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1997
(Amounts in Thousands)

                                                                                               INTERNATIONAL EQUITY
                                                              SMALL CAPITALIZATION FUND             INDEX FUND
                                                              --------------------------   -----------------------------
                                                               SIX MONTHS                   SIX MONTHS
                                                                 ENDED       YEAR ENDED       ENDED          YEAR ENDED
                                                              DECEMBER 31,    JUNE 30,     DECEMBER 31,       JUNE 30,
                                                                  1997          1997           1997             1997
                                                              ------------   -----------   ------------      -----------
                                                              (UNAUDITED)                  (UNAUDITED)
CAPITAL TRANSACTIONS:
FIDUCIARY SHARES:
  Proceeds from shares issued...............................    $ 14,681      $  9,250       $ 70,214         $ 182,120
  Dividends reinvested......................................       7,886         7,857          7,249             2,570
  Cost of shares redeemed...................................     (17,122)      (23,477)       (40,211)         (129,185)
                                                                --------      --------       --------         ---------
  Change in net assets from Fiduciary Share transactions....    $  5,445      $ (6,370)      $ 37,252         $  55,505
                                                                ========      ========       ========         =========
CLASS A SHARES:
  Proceeds from shares issued...............................    $  1,047      $  3,550       $  6,498         $   5,122
  Dividends reinvested......................................       1,887         1,821            532               167
  Cost of shares redeemed...................................      (2,537)       (6,707)        (1,813)           (4,769)
                                                                --------      --------       --------         ---------
  Change in net assets from Class A Share transactions......    $    397      $ (1,336)      $  5,217         $     520
                                                                ========      ========       ========         =========
CLASS B SHARES:
  Proceeds from shares issued...............................    $    889      $  1,436       $  2,439         $   4,387
  Dividends reinvested......................................         521           295            358                97
  Cost of shares redeemed...................................        (335)         (590)          (894)           (1,328)
                                                                --------      --------       --------         ---------
  Change in net assets from Class B Share transactions......    $  1,075      $  1,141       $  1,903         $   3,156
                                                                ========      ========       ========         =========
CLASS C SHARES:
  Proceeds from shares issued...............................    $      1      $     --       $      1         $      --
  Dividends reinvested......................................          --(a)         --             --(a)             --
  Cost of shares redeemed...................................          --            --             --                --
                                                                --------      --------       --------         ---------
  Change in net assets from Class C Share transactions......    $      1      $     --       $      1         $      --
                                                                ========      ========       ========         =========
SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued....................................................       1,178           933          4,338            12,143
  Reinvested................................................         724           821            480               171
  Redeemed..................................................      (1,408)       (2,352)        (2,456)           (8,601)
                                                                --------      --------       --------         ---------
  Change in Fiduciary Shares................................         494          (598)         2,362             3,713
                                                                ========      ========       ========         =========
CLASS A SHARES:
  Issued....................................................          84           354            399               337
  Reinvested................................................         173           190             34                11
  Redeemed..................................................        (208)         (673)          (111)             (317)
                                                                --------      --------       --------         ---------
  Change in Class A Shares..................................          49          (129)           322                31
                                                                ========      ========       ========         =========
CLASS B SHARES:
  Issued....................................................          73           146            153               297
  Reinvested................................................          48            31             24                 7
  Redeemed..................................................         (28)          (60)           (57)              (90)
                                                                --------      --------       --------         ---------
  Change in Class B Shares..................................          93           117            120               214
                                                                ========      ========       ========         =========
CLASS C SHARES:
  Issued....................................................          --(a)         --             --(a)             --
  Reinvested................................................          --(a)         --             --(a)             --
  Redeemed..................................................          --            --             --                --
                                                                --------      --------       --------         ---------
  Change in Class C Shares..................................          --(a)         --             --(a)             --
                                                                ========      ========       ========         =========

------------

(a) Amount is less than 1,000.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1997
(Unaudited)

4. INVESTMENT ADVISORY, ADMINISTRATIVE, AND DISTRIBUTION AGREEMENTS:

   The Trust and the Advisor are parties to an investment advisory agreement under which the Advisor is entitled to a fee, computed daily and paid monthly, at the annual rate of 0.74% of the average net assets of the Income Equity Fund, the Value Growth Fund, the Large Company Value Fund, the Disciplined Value Fund, the Large Company Growth Fund, the Growth Opportunities Fund, and the Small Capitalization Fund; 0.65% of the average daily net assets of the Asset Allocation Fund; 0.55% of the average daily net assets of the International Equity Index Fund; and 0.30% of the average daily net assets of the Equity Index Fund.

   Independence International Associates ("IIA"), an indirect subsidiary of John Hancock Mutual Life Insurance Company, manages the investment portfolios of the International Equity Index Fund subject to the supervision of the Advisor pursuant to a Sub-Advisory Agreement with the Advisor. For its services, IIA is paid a fee by the Advisor, computed daily and paid monthly, at the annual rate of 0.275% of average daily net assets up to $10 million, 0.225% of average daily net assets over $10 million up to $25 million, 0.195% of net assets over $25 million up to $50 million, 0.125% of the average daily net assets over $50 million up to $100 million and 0.060% of the average daily net assets over $100 million.

   The Trust and the Administrator, a wholly-owned subsidiary of The BISYS Group, Inc., are parties to an administrative agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.20% on the first $1.5 billion of Trust net assets (excluding the Investor Growth Fund, the Investor Growth & Income Fund, the Investor Conservative Fund, and the Investor Balanced Fund (the "Investor Funds") and the Treasury Only Money Market Fund and the Government Money Market Fund (the "Institutional Money Market Funds")); 0.18% on the next $0.5 billion of Trust net assets (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% of Trust net assets (excluding the Investor Funds and the Institutional Money Market Funds) over $2 billion. The Advisor also serves as Sub-Administrator to each Fund of the Trust, pursuant to an agreement between the Administrator and the Advisor. Pursuant to this agreement, the Advisor performs many of the Administrator's duties, for which the Advisor receives a fee paid by the Administrator.

   The Trust and The One Group Services Company (the "Distributor") are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Class A, Class B, and Class C Shares are subject to distribution and shareholder services plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided in the Plans, the Trust will pay the Distributor a fee of 0.35% of the average daily net assets of Class A Shares of each of the Funds and 1.00% of the average daily net assets of the Class B Shares and Class C Shares of each of the Funds. Currently, the Distributor has voluntarily agreed to limit payments under the Plans to 0.25% of average daily net assets of the Class A Shares of each Fund. Up to 0.25% of the fees payable under the Plans may be used as compensation for shareholder services by the Distributor and/or financial institutions and intermediaries. Fees paid under the Plans may be applied by the Distributor toward (i) compensation for its services in connection with distribution assistance or provision of shareholder services; or (ii) payments to financial institutions and intermediaries such as banks (including affiliates of the Advisor), brokers, dealers and other institutions, including the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. Fiduciary Class Shares of each Fund are offered without distribution fees. For the six months ended December 31, 1997, the Distributor received $10,266,499 from commissions earned on sales of Class A Shares and redemptions of Class B Shares and Class C Shares, of which, the Distributor re-allowed $10,245,443 to affiliated broker-dealers of the Funds.

   Certain officers of the Trust are affiliated with the Administrator. Such officers receive no compensation from the Funds for serving in their respective roles.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1997
(Unaudited)

   The Advisor, the Administrator and the Distributor voluntarily agreed to waive a portion of their fees. For the six months ended December 31, 1997, fees in the following amounts were waived (amounts in thousands):

                                                             INVESTMENT                       12B-1 FEES
                                                            ADVISORY FEES   ADMINISTRATION      WAIVED
                                                               WAIVED         FEES WAIVED      CLASS A
                                                            -------------   ---------------   ----------
   Asset Allocation Fund..................................     $   93            $ 84            $18
   Income Equity Fund.....................................         --              --             45
   Equity Index Fund......................................        890             385             64
   Value Growth Fund......................................         --              --             27
   Large Company Value Fund...............................         --              --              8
   Disciplined Value......................................         --              --             13
   Large Company Growth Fund..............................         --              --             71
   Growth Opportunities...................................         --              --             29
   Small Capitalization Fund..............................         --              28              9
   International Equity Index Fund........................         --              --              8

5. SECURITIES TRANSACTIONS:

   The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities and purchased options) during the six months ended December 31, 1997 were as follows (amounts in thousands):

                                                                 PURCHASES    SALES
                                                                 ---------   -------
   Asset Allocation Fund.......................................   $51,766    $43,731
   Income Equity Fund..........................................    40,852     88,441
   Equity Index Fund...........................................   180,380     27,969
   Value Growth Fund...........................................   185,169    176,507
   Large Company Value Fund....................................   148,915    188,801
   Disciplined Value Fund......................................   235,213    302,398
   Large Company Growth Fund...................................   524,166    501,605
   Growth Opportunities Fund...................................   631,975    637,031
   Small Capitalization Fund...................................    38,381     51,925
   International Equity Index Fund.............................    64,120     34,817

6. FINANCIAL INSTRUMENTS:

   Investing in financial instruments such as options, futures, indexed securities and sales of forward foreign currency contracts involves risks in excess of the amounts reflected in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular class of instrument. Risks associated with these instruments include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contract, and changes in the value of currency relative to the U.S. dollar. The Funds enter into these contracts primarily as a means to hedge against adverse fluctuations in the value of securities.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1997
(Unaudited)

   The following is a summary of option activity for the six months ended December 31, 1997 by the Large Company Value Fund (amounts in thousands):

                                                               LARGE COMPANY VALUE
                                                                       FUND
                                                              ----------------------
                                                                SHARES
                                                                SUBJECT
                                                              TO CONTRACT   PREMIUMS
                                                              -----------   --------
COVERED CALL OPTIONS
  Balance at beginning of period............................         0      $     0
  Options written...........................................       200          256
  Options closed............................................         0            0
  Options expired...........................................         0            0
  Options exercised.........................................         0            0
                                                                 -----      -------
  Options outstanding at end of period......................       200      $   256
                                                                 =====      =======

7. CONCENTRATION OF CREDIT RISK:

   The International Equity Index Fund has a relatively large concentration of securities invested in companies domiciled in Japan. The Fund may be more susceptible to the political, social and economic events adversely affecting the Japanese companies than funds not so concentrated.

8. CONVERSION OF COMMON TRUST FUNDS:

   On December 19, 1997, the net assets of certain common trust funds managed by the Advisor were exchanged in a tax-free conversion for shares of the corresponding One Group Funds. The transaction was accounted for by a method followed for tax purposes in a tax-free business combination. The following is a summary of shares issued, net assets converted, net assets value per share issued and unrealized appreciation of assets acquired as of the conversion date (amounts in thousands except per share amounts):

                                                SHARES   NET ASSETS   NET ASSET VALUE     UNREALIZED
                                                ISSUED   CONVERTED    PER SHARE ISSUED   APPRECIATION
                                                ------   ----------   ----------------   ------------
            Income Equity Fund................  3,342     $ 70,389         $21.06          $ 23,821
            Large Company Growth Fund.........  4,595       81,659          17.77            33,084
            Growth Opportunities Fund.........  3,113       57,769          18.56            15,137

  On January 20, 1997, the net assets of certain common trust funds managed by the Advisor were exchanged in a tax-free conversion for shares of the corresponding One Group Funds. The transaction was accounted for by a method followed for tax purposes in a tax-free business combination. The following is a summary of shares issued, net assets converted, net assets value per share issued and unrealized appreciation of assets acquired as of the conversion date (amounts in thousands except per share amounts):

                                                SHARES   NET ASSETS   NET ASSET VALUE     UNREALIZED
                                                ISSUED   CONVERTED    PER SHARE ISSUED   APPRECIATION
                                                ------   ----------   ----------------   ------------
            Asset Allocation Fund.............  3,076     $ 37,254         $12.11          $  8,361
            Income Equity Fund................  14,913     283,942          19.04           150,438
            Large Company Value Fund..........  4,655       63,222          13.58             7,315
            Disciplined Value Fund............  3,333       48,296          14.49             7,763
            Large Company Growth Fund.........  17,279     289,603          16.76           102,448

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      ASSET ALLOCATION FUND
                                          ------------------------------------------------------------------------------
                                                                            FIDUCIARY
                                          ------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                              YEAR ENDED JUNE 30,
                                          DECEMBER 31,       -----------------------------------------------------------
                                              1997            1997         1996         1995         1994        1993(A)
                                          -------------      -------      -------      -------      -------      -------
                                           (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD...................     $ 12.98         $ 11.71      $ 10.73      $  9.64      $ 10.06      $ 10.00
                                             -------         -------      -------      -------      -------      -------
Investment Activities:
  Net investment income.................        0.20            0.43         0.41         0.38         0.29         0.07
  Net realized and unrealized gains
    (losses) from investments...........        1.04            1.81         1.16         1.12        (0.38)        0.06
                                             -------         -------      -------      -------      -------      -------
    Total from Investment Activities....        1.24            2.24         1.57         1.50        (0.09)        0.13
                                             -------         -------      -------      -------      -------      -------
Distributions:
  Net investment income.................       (0.20)          (0.43)       (0.41)       (0.37)       (0.29)       (0.07)
  Net realized gains....................       (1.43)          (0.54)       (0.18)       (0.04)       (0.04)          --
                                             -------         -------      -------      -------      -------      -------
    Total Distributions.................       (1.63)          (0.97)       (0.59)       (0.41)       (0.33)       (0.07)
                                             -------         -------      -------      -------      -------      -------
NET ASSET VALUE,
  END OF PERIOD.........................     $ 12.59         $ 12.98      $ 11.71      $ 10.73      $  9.64      $ 10.06
                                             =======         =======      =======      =======      =======      =======
Total Return............................        9.86%(b)       20.16%       14.87%       16.06%       (1.01)%       5.45%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....     $94,794         $94,971      $50,323      $37,658      $42,751      $30,441
  Ratio of expenses to average net
    assets..............................        0.84%(c)        0.80%        0.94%        1.06%        1.06%        0.90%(c)
  Ratio of net investment income to
    average net assets..................        3.14%(c)        3.55%        3.58%        3.72%        2.91%        3.03%(c)
  Ratio of expenses to average net
    assets *............................        1.03%(c)        1.00%        1.19%        1.31%        1.33%        1.34%(c)
  Ratio of net investment income to
    average net assets *................        2.95%(c)        3.35%        3.33%        3.47%        2.64%        2.59%(c)
  Portfolio turnover (d)................       24.80%          80.96%       73.38%      115.36%       56.55%        4.05%
  Average commission rate paid (e)......     $0.0553         $0.0497      $0.0616

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions has not occurred, the ratios would have been as indicated.
(a) Fiduciary Shares commenced offering on April 5, 1993.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      ASSET ALLOCATION FUND
                                          ------------------------------------------------------------------------------
                                                                             CLASS A
                                          ------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                              YEAR ENDED JUNE 30,
                                          DECEMBER 31,       -----------------------------------------------------------
                                              1997            1997         1996         1995         1994        1993(A)
                                          -------------      -------      -------      -------      -------      -------
                                           (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD...................     $ 13.00         $ 11.72      $ 10.74      $  9.65      $ 10.06      $ 10.00
                                             -------         -------      -------      -------      -------      -------
Investment Activities:
  Net investment income.................        0.19            0.39         0.37         0.35         0.27         0.05
  Net realized and unrealized gains
    (losses) from investments...........        1.03            1.83         1.16         1.13        (0.38)        0.07
                                             -------         -------      -------      -------      -------      -------
    Total from Investment Activities....        1.22            2.22         1.53         1.48        (0.11)        0.12
                                             -------         -------      -------      -------      -------      -------
Distributions:
  Net investment income.................       (0.19)          (0.40)       (0.37)       (0.34)       (0.26)       (0.06)
  In excess of net investment income....          --              --           --        (0.01)          --           --
  Net realized gains....................       (1.43)          (0.54)       (0.18)       (0.04)       (0.04)          --
                                             -------         -------      -------      -------      -------      -------
    Total Distributions.................       (1.62)          (0.94)       (0.55)       (0.39)       (0.30)       (0.06)
                                             -------         -------      -------      -------      -------      -------
NET ASSET VALUE,
  END OF PERIOD.........................     $ 12.60         $ 13.00      $ 11.72      $ 10.74      $  9.65      $ 10.06
                                             =======         =======      =======      =======      =======      =======
Total Return (Excludes Sales Charge)....        9.63%(b)       19.85%       14.48%       15.76%       (1.19)%       5.23%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....     $38,874         $31,379      $17,849      $ 4,745      $ 1,691      $   571
  Ratio of expenses to average net
    assets..............................        1.09%(c)        1.05%        1.19%        1.31%        1.33%        1.15%(c)
  Ratio of net investment income to
    average net assets..................        2.89%(c)        3.30%        3.33%        3.57%        2.68%        2.84%(c)
  Ratio of expenses to average net
    assets *............................        1.38%(c)        1.34%        1.54%        1.66%        1.67%        1.62%(c)
  Ratio of net investment income to
    average net assets *................        2.60%(c)        3.01%        2.98%        3.22%        2.34%        2.37%(c)
  Portfolio turnover (d)................       24.80%          80.96%       73.38%      115.36%       56.55%        4.05%
  Average commission rate paid (e)......     $0.0553         $0.0497      $0.0616

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions has not occurred, the ratios would have been as indicated.
(a) The Fund commenced operations on April 2, 1993.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                               ASSET ALLOCATION FUND
                                                         -----------------------------------------------------------------
                                                                                      CLASS B
                                                         -----------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED                       YEAR ENDED JUNE 30,
                                                         DECEMBER 31,       ----------------------------------------------
                                                             1997            1997         1996         1995        1994(A)
                                                         -------------      -------      -------      -------      -------
                                                          (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD...................     $ 13.04         $ 11.76      $ 10.76      $  9.67      $ 10.37
                                                            -------         -------      -------      -------      -------
Investment Activities:
  Net investment income................................        0.14            0.30         0.28         0.27         0.08
  Net realized and unrealized gains
    (losses) from investments..........................        1.04            1.83         1.18         1.14        (0.70)
                                                            -------         -------      -------      -------      -------
    Total from Investment Activities...................        1.18            2.13         1.46         1.41        (0.62)
                                                            -------         -------      -------      -------      -------
Distributions:
  Net investment income................................       (0.14)          (0.31)       (0.28)       (0.27)       (0.08)
  In excess of net investment income...................          --              --           --        (0.01)          --
  Net realized gains...................................       (1.43)          (0.54)       (0.18)       (0.04)          --
                                                            -------         -------      -------      -------      -------
    Total Distributions................................       (1.57)          (0.85)       (0.46)       (0.32)       (0.08)
                                                            -------         -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD.........................     $ 12.65         $ 13.04      $ 11.76      $ 10.76      $  9.67
                                                            =======         =======      =======      =======      =======
Total Return (Excludes Sales Charge)...................        9.29%(b)       18.90%       13.79%       14.90%       (5.98)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)....................     $69,790         $43,900      $18,575      $ 3,019      $ 1,862
  Ratio of expenses to average net assets..............        1.84%(c)        1.81%        1.94%        2.07%        2.40%(c)
  Ratio of net investment income to average net
    assets.............................................        2.14%(c)        2.54%        2.58%        2.77%        1.99%(c)
  Ratio of expenses to average net assets *............        2.03%(c)        2.01%        2.19%        2.31%        2.40%(c)
  Ratio of net investment income to average net assets
    *..................................................        1.95%(c)        2.34%        2.33%        2.52%        1.99%(c)
  Portfolio turnover (d)...............................       24.80%          80.96%       73.38%      115.36%       56.55%
  Average commission rate paid (e).....................     $0.0553         $0.0497      $0.0616

------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions has not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced operations on January 14, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                     INCOME EQUITY FUND
                                     -----------------------------------------------------------------------------------
                                                                          FIDUCIARY
                                     -----------------------------------------------------------------------------------
                                      SIX MONTHS
                                         ENDED                                YEAR ENDED JUNE 30,
                                     DECEMBER 31,       ----------------------------------------------------------------
                                         1997             1997          1996          1995          1994          1993
                                     -------------      --------      --------      --------      --------      --------
                                      (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............    $  21.93         $  17.65      $  15.13      $  13.22      $  13.21      $  12.24
                                       --------         --------      --------      --------      --------      --------
Investment Activities:
  Net investment income............        0.17             0.36          0.40          0.40          0.39          0.43
  Net realized and unrealized gains
    (losses) from investments......        1.79             4.89          3.22          2.28          0.01          0.97
                                       --------         --------      --------      --------      --------      --------
    Total from Investment
       Activities..................        1.96             5.25          3.62          2.68          0.40          1.40
                                       --------         --------      --------      --------      --------      --------
Distributions:
  Net investment income............       (0.17)           (0.36)        (0.40)        (0.40)        (0.39)        (0.43)
  Net realized gains...............       (2.23)           (0.61)        (0.70)        (0.37)           --            --
                                       --------         --------      --------      --------      --------      --------
    Total Distributions............       (2.40)           (0.97)        (1.10)        (0.77)        (0.39)        (0.43)
                                       --------         --------      --------      --------      --------      --------
NET ASSET VALUE,
  END OF PERIOD....................    $  21.49         $  21.93      $  17.65      $  15.13      $  13.22      $  13.21
                                       ========         ========      ========      ========      ========      ========
Total Return.......................        9.30%(a)        30.90%        24.53%        21.04%         3.27%        11.56%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................    $689,912         $649,007      $321,827      $170,919      $198,787      $153,144
  Ratio of expenses to average net
    assets.........................        1.02%(b)         1.00%         0.98%         1.01%         0.98%         0.90%
  Ratio of net investment income to
    average net assets.............        1.53%(b)         1.91%         2.44%         2.85%         3.18%         3.37%
  Ratio of expenses to average net
    assets *.......................        1.02%(b)         1.00%         1.01%         1.01%         1.05%         1.07%
  Ratio of net investment income to
    average net assets *...........        1.53%(b)         1.91%         2.41%         2.85%         3.11%         3.20%
  Portfolio turnover (c)...........        5.01%           28.18%        14.92%         4.03%        22.69%         7.53%
  Average commission rate paid
    (d)............................    $ 0.0693         $ 0.0681      $ 0.0673

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(d) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        INCOME EQUITY FUND
                                          ------------------------------------------------------------------------------
                                                                             CLASS A
                                          ------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                              YEAR ENDED JUNE 30,
                                          DECEMBER 31,       -----------------------------------------------------------
                                              1997            1997         1996         1995         1994         1993
                                          -------------      -------      -------      -------      -------      -------
                                           (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD...................     $ 21.90         $ 17.64      $ 15.11      $ 13.20      $ 13.20      $ 12.23
                                             -------         -------      -------      -------      -------      -------
Investment Activities:
  Net investment income.................        0.14            0.31         0.38         0.03         0.36         0.40
  Net realized and unrealized gains
    (losses) from investments...........        1.80            4.87         3.20         2.29         0.00         0.98
                                             -------         -------      -------      -------      -------      -------
    Total from Investment Activities            1.94            5.18         3.58         2.32         0.36         1.38
                                             -------         -------      -------      -------      -------      -------
Distributions:
  Net investment income.................       (0.14)          (0.31)       (0.35)       (0.03)       (0.34)       (0.41)
  In excess of net investment income....          --              --           --        (0.01)       (0.02)          --
  Net realized gains....................       (2.23)          (0.61)       (0.70)       (0.37)          --           --
                                             -------         -------      -------      -------      -------      -------
    Total Distributions.................       (2.37)          (0.92)       (1.05)       (0.41)       (0.36)       (0.41)
                                             -------         -------      -------      -------      -------      -------
NET ASSET VALUE,
  END OF PERIOD.........................     $ 21.47         $ 21.90      $ 17.64      $ 15.11      $ 13.20      $ 13.20
                                             =======         =======      =======      =======      =======      =======
Total Return (Excludes Sales Charge)....        9.23%(a)       30.39%       24.23%       20.79%        2.95%       11.38%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....     $96,787         $78,976      $44,284      $13,793      $12,054      $ 9,513
  Ratio of expenses to average net
    assets..............................        1.27%(b)        1.25%        1.23%        1.26%        1.23%        1.11%
  Ratio of net investment income to
    average net assets..................        1.28%(b)        1.65%        2.19%        2.61%        3.01%        3.32%
  Ratio of expenses to average net
    assets *............................        1.37%(b)        1.34%        1.36%        1.36%        1.40%        1.43%
  Ratio of net investment income to
    average net assets *................        1.18%(b)        1.56%        2.06%        2.51%        2.84%        3.00%
  Portfolio turnover (c)................        5.01%          28.18%       14.92%        4.03%       22.69%        7.53%
  Average commission rate paid (d)......     $0.0693         $0.0681      $0.0673

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(d) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           INCOME EQUITY FUND
                                                    -----------------------------------------------------------------
                                                                                 CLASS B
                                                    -----------------------------------------------------------------
                                                     SIX MONTHS
                                                        ENDED                       YEAR ENDED JUNE 30,
                                                    DECEMBER 31,       ----------------------------------------------
                                                        1997            1997         1996         1995        1994(A)
                                                    -------------      -------      -------      -------      -------
                                                     (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD.............................    $  21.95         $ 17.68      $ 15.14      $ 13.23      $ 13.83
                                                      --------         -------      -------      -------      -------
Investment Activities:
  Net investment income...........................        0.06            0.17         0.24         0.26         0.11
  Net realized and unrealized gains
    (losses) from investments.....................        1.78            4.89         3.23         2.29        (0.60)
                                                      --------         -------      -------      -------      -------
    Total from Investment Activities..............        1.84            5.06         3.47         2.55        (0.49)
                                                      --------         -------      -------      -------      -------
Distributions:
  Net investment income...........................       (0.06)          (0.18)       (0.23)       (0.25)       (0.11)
  In excess of net investment income..............          --              --           --        (0.02)          --
  Net realized gains..............................       (2.23)          (0.61)       (0.70)       (0.37)          --
                                                      --------         -------      -------      -------      -------
    Total Distributions...........................       (2.29)          (0.79)       (0.93)       (0.64)       (0.11)
                                                      --------         -------      -------      -------      -------
NET ASSET VALUE,
  END OF PERIOD...................................    $  21.50         $ 21.95      $ 17.68      $ 15.14      $ 13.23
                                                      ========         =======      =======      =======      =======
Total Return (Excludes Sales Charge)..............        8.73%(b)       29.48%       23.41%       19.91%       (3.37)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)...............    $118,646         $79,518      $29,169      $ 3,468      $ 1,714
  Ratio of expenses to average net assets.........        2.01%(c)        2.00%        1.98%        2.01%        1.95%(c)
  Ratio of net investment income to average net
    assets........................................        0.54%(c)        0.89%        1.44%        1.88%        2.70%(c)
  Ratio of expenses to average net assets *.......        2.01%(c)        2.00%        2.01%        2.02%        1.95%(c)
  Ratio of net investment income to average net
    assets *......................................        0.54%(c)        0.89%        1.41%        1.87%        2.70%(c)
  Portfolio turnover (d)..........................        5.01%          28.18%       14.92%        4.03%       22.69%
  Average commission rate paid (e)................    $ 0.0693         $0.0681      $0.0673

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced offering on January 14, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              INCOME EQUITY FUND
                                                              -------------------
                                                                    CLASS C
                                                              -------------------
                                                                  NOVEMBER 4,
                                                                    1997 TO
                                                                 DECEMBER 31,
                                                                    1997(A)
                                                              -------------------
                                                                  (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................  $             21.40
                                                              -------------------
Investment Activities:
  Net investment income.....................................                 0.02
  Net realized and unrealized gains (losses) from
     investments............................................                 0.82
                                                              -------------------
     Total from Investment Activities.......................                 0.84
                                                              -------------------
Distributions:
  Net investment income.....................................                (0.03)
  Net realized gains........................................                (0.70)
                                                              -------------------
     Total Distributions....................................                (0.73)
                                                              -------------------
NET ASSET VALUE,
  END OF PERIOD.............................................  $             21.51
                                                              ===================
Total Return (Excludes Sales Charge)........................                 3.95%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................  $               357
  Ratio of expenses to average net assets...................                 2.01%(c)
  Ratio of net investment income to average net assets......                 0.54%(c)
  Portfolio turnover (d)....................................                 5.01%
  Average commission rate paid (e)..........................  $            0.0693

------------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      EQUITY INDEX FUND
                                      ----------------------------------------------------------------------------------
                                                                          FIDUCIARY
                                      ----------------------------------------------------------------------------------
                                       SIX MONTHS
                                          ENDED                                YEAR ENDED JUNE 30,
                                      DECEMBER 31,       ---------------------------------------------------------------
                                          1997             1997          1996          1995          1994         1993
                                      -------------      --------      --------      --------      --------      -------
                                       (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD...............    $  21.80         $  16.66      $  14.03      $  11.59      $  11.92      $ 10.92
                                        --------         --------      --------      --------      --------      -------
Investment Activities:
  Net investment income.............        0.17             0.35          0.33          0.32          0.29         0.30
  Net realized and unrealized gains
    (losses) from investments.......        2.09             5.27          3.16          2.59         (0.20)        1.13
                                        --------         --------      --------      --------      --------      -------
    Total from Investment
       Activities...................        2.26             5.62          3.49          2.91          0.09         1.43
                                        --------         --------      --------      --------      --------      -------
Distributions:
  Net investment income.............       (0.17)           (0.33)        (0.33)        (0.29)        (0.29)       (0.30)
  In excess of net investment
    income..........................          --               --         (0.01)        (0.02)        (0.04)          --
  Net realized gains................       (0.63)           (0.15)        (0.52)        (0.16)        (0.09)       (0.13)
                                        --------         --------      --------      --------      --------      -------
    Total Distributions.............       (0.80)           (0.48)        (0.86)        (0.47)        (0.42)       (0.43)
                                        --------         --------      --------      --------      --------      -------
NET ASSET VALUE,
  END OF PERIOD.....................    $  23.26         $  21.80      $  16.66      $  14.03      $  11.59      $ 11.92
                                        ========         ========      ========      ========      ========      =======
Total Return........................       10.47%(a)        34.30%        25.47%        25.79%         0.63%       13.04%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)...........................    $567,634         $480,819      $321,058      $234,895      $165,370      $96,446
  Ratio of expenses to average net
    assets..........................        0.35%(b)         0.30%         0.30%         0.33%         0.46%        0.50%
  Ratio of net investment income to
    average net assets..............        1.50%(b)         1.87%         2.18%         2.57%         2.44%        2.46%
  Ratio of expenses to average net
    assets *........................        0.64%(b)         0.61%         0.59%         0.66%         0.59%        0.87%
  Ratio of net investment income to
    average net assets *............        1.21%(b)         1.56%         1.89%         2.24%         2.31%        2.09%
  Portfolio turnover (c)............        3.34%            5.81%         9.08%         2.71%        11.81%        2.71%
  Average commission rate paid
    (d).............................    $ 0.0609         $ 0.0449      $ 0.0490

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(d) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          EQUITY INDEX FUND
                                             ---------------------------------------------------------------------------
                                                                               CLASS A
                                             ---------------------------------------------------------------------------
                                              SIX MONTHS
                                                 ENDED                            YEAR ENDED JUNE 30,
                                             DECEMBER 31,       --------------------------------------------------------
                                                 1997            1997         1996         1995        1994        1993
                                             -------------      -------      -------      ------      ------      ------
                                              (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD......................    $  21.81         $ 16.67      $ 14.02      $11.59      $11.91      $10.92
                                               --------         -------      -------      ------      ------      ------
Investment Activities:
  Net investment income....................        0.14            0.29         0.27        0.29        0.28        0.30
  Net realized and unrealized gains
    from investments.......................        2.08            5.28         3.18        2.58       (0.20)       1.10
                                               --------         -------      -------      ------      ------      ------
    Total from Investment Activities.......        2.22            5.57         3.45        2.87        0.08        1.40
                                               --------         -------      -------      ------      ------      ------
Distributions:
  Net investment income....................      (0.14)           (0.28)       (0.27)      (0.28)      (0.27)      (0.28)
  In excess of net investment income.......          --              --        (0.01)         --       (0.04)         --
  Net realized gains.......................      (0.63)           (0.15)       (0.52)      (0.16)      (0.09)      (0.13)
                                               --------         -------      -------      ------      ------      ------
    Total Distributions....................      (0.77)           (0.43)       (0.80)      (0.44)      (0.40)      (0.41)
                                               --------         -------      -------      ------      ------      ------
NET ASSET VALUE,
  END OF PERIOD............................    $  23.26         $ 21.81      $ 16.67      $14.02      $11.59      $11.91
                                               ========         =======      =======      ======      ======      ======
Total Return (Excludes Sales Charge).......       10.28%(a)       33.94%       25.16%      25.43%       0.56%      12.75%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)........    $150,595         $98,338      $32,186      $3,003      $1,416      $  512
  Ratio of expenses to average net
    assets.................................        0.60%(b)        0.55%        0.55%       0.56%       0.62%       0.52%
  Ratio of net investment income to average
    net assets.............................        1.26%(b)        1.59%        1.93%       2.38%       2.37%       2.51%
  Ratio of expenses to average net assets
    *......................................        0.99%(b)        0.95%        0.94%       1.01%       0.94%       0.99%
  Ratio of net investment income to average
    net assets *...........................        0.87%(b)        1.19%        1.54%       1.94%       2.05%       2.04%
  Portfolio turnover (c)...................        3.34%           5.81%        9.08%       2.71%      11.81%       2.71%
  Average commission rate paid (d).........    $ 0.0609         $0.0449      $0.0490

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(d) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  EQUITY INDEX FUND
                                                           ----------------------------------------------------------------
                                                                                       CLASS B
                                                           ----------------------------------------------------------------
                                                            SIX MONTHS
                                                              ENDED                       YEAR ENDED JUNE 30,
                                                           DECEMBER 31,      ----------------------------------------------
                                                               1997            1997         1996         1995       1994(A)
                                                           ------------      --------      -------      ------      -------
                                                           (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD.....................    $  21.80        $  16.68      $ 14.05      $11.61      $12.39
                                                             --------        --------      -------      ------      ------
Investment Activities:
  Net investment income..................................        0.06            0.16         0.16        0.18        0.09
  Net realized and unrealized gains (losses)
    from investments.....................................        2.09            5.27         3.16        2.61       (0.78)
                                                             --------        --------      -------      ------      ------
    Total from Investment Activities.....................        2.15            5.43         3.32        2.79       (0.69)
                                                             --------        --------      -------      ------      ------
Distributions:
  Net investment income..................................       (0.07)          (0.16)       (0.16)      (0.19)      (0.09)
  In excess of net investment income.....................          --              --        (0.01)         --          --
  Net realized gains.....................................       (0.63)          (0.15)       (0.52)      (0.16)         --
                                                             --------        --------      -------      ------      ------
    Total Distributions..................................       (0.70)          (0.31)       (0.69)      (0.35)      (0.09)
                                                             --------        --------      -------      ------      ------
NET ASSET VALUE, END OF PERIOD...........................    $  23.25        $  21.80      $ 16.68      $14.05      $11.61
                                                             ========        ========      =======      ======      ======
Total Return (Excludes Sales Charge).....................        9.95%(b)       32.93%       24.05%      24.58%      (5.57)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)......................    $240,865        $168,699      $38,538      $1,408      $  248
  Ratio of expenses to average net assets................        1.35%(c)        1.30%        1.30%       1.34%       1.10%(c)
  Ratio of net investment income to average net assets...        0.50%(c)        0.83%        1.18%       1.60%       2.08%(c)
  Ratio of expenses to average net assets *..............        1.64%(c)        1.61%        1.59%       1.67%       1.15%(c)
  Ratio of net investment income to average net assets
    *....................................................        0.21%(c)        0.52%        0.89%       1.27%       2.03%(c)
  Portfolio turnover (d).................................        3.34%           5.81%        9.08%       2.71%      11.81%
  Average commission rate paid (e).......................    $ 0.0609        $ 0.0449      $0.0490

------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced offering on January 14, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              EQUITY INDEX FUND
                                                                   CLASS C
                                                                 NOVEMBER 4,
                                                                   1997 TO
                                                                DECEMBER 31,
                                                                  1997 (A)
                                                                 (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................       $ 22.60
                                                                   -------
Investment Activities:
  Net investment income.....................................          0.02
  Net realized and unrealized gains (losses) from
    investments.............................................          0.78
                                                                   -------
    Total from Investment Activities........................          0.80
                                                                   -------
Distributions:
  Net investment income.....................................         (0.02)
  Net realized gains........................................         (0.12)
                                                                   -------
    Total Distributions.....................................         (0.14)
                                                                   -------
NET ASSET VALUE, END OF PERIOD..............................       $ 23.26
                                                                   =======
Total Return (Excludes Sales Charge)........................          3.54%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................       $   152
  Ratio of expenses to average net assets...................          1.35%(c)
  Ratio of net investment income to average net assets......          0.50%(c)
  Ratio of expenses to average net assets *.................          1.64%(c)
  Ratio of net investment income to average net assets *....          0.21%(c)
  Portfolio turnover (d)....................................          3.34%
  Average commission rate paid (e)..........................       $0.0609

------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           VALUE GROWTH FUND
                                                                ----------------------------------------
                                                                               FIDUCIARY
                                                                ----------------------------------------
                                                                 SIX MONTHS       YEAR       MARCH 26,
                                                                   ENDED         ENDED        1996 TO
                                                                DECEMBER 31,    JUNE 30,      JUNE 30,
                                                                    1997          1997        1996 (A)
                                                                ------------    --------    ------------
                                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................      $  11.51      $  10.39      $  10.00
                                                                  --------      --------      --------
Investment Activities:
  Net investment income.....................................          0.04          0.11          0.03
  Net realized and unrealized gains (losses) from
    investments.............................................          1.40          2.85          0.39
                                                                  --------      --------      --------
    Total from Investment Activities........................          1.44          2.96          0.42
                                                                  --------      --------      --------
Distributions:
  Net investment income.....................................         (0.04)        (0.11)        (0.03)
  Net realized gains........................................         (1.36)        (1.73)           --
                                                                  --------      --------      --------
    Total Distributions.....................................         (1.40)        (1.84)        (0.03)
                                                                  --------      --------      --------
NET ASSET VALUE, END OF PERIOD..............................      $  11.55      $  11.51      $  10.39
                                                                  ========      ========      ========
Total Return................................................         12.77%(c)     31.97%        10.49%(b)(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................      $505,228      $430,837      $191,212
  Ratio of expenses to average net assets...................          0.99%(d)      0.98%         0.95%(d)
  Ratio of net investment income to average net assets......          0.75%(d)      1.06%         1.13%(d)
  Ratio of expenses to average net assets *.................          0.99%(d)      1.00%         1.04%(d)
  Ratio of net investment income to average net assets *....          0.75%(d)      1.04%         1.04%(d)
  Portfolio turnover (e)....................................         34.44%       113.17%        65.21%
  Average commission rate paid (f)..........................      $ 0.0561      $ 0.0532      $ 0.0373

------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from date reorganized as a fund of The One Group.
(b) Represents total return for Class A Shares from December 1, 1995 through March 25, 1996 plus total return for Fiduciary Shares for the period from March 26, 1996 through June 30, 1996.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(f) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the years.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          VALUE GROWTH FUND
                                            ------------------------------------------------------------------------------
                                                                               CLASS A
                                            ------------------------------------------------------------------------------
                                             SIX MONTHS                   SEVEN MONTHS
                                               ENDED        YEAR ENDED       ENDED            YEAR ENDED NOVEMBER 30,
                                            DECEMBER 31,     JUNE 30,       JUNE 30,      --------------------------------
                                                1997           1997         1996(A)         1995        1994        1993
                                            ------------    ----------    ------------    --------    --------    --------
                                            (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD....      $  11.50       $ 10.39        $ 11.15       $   9.00    $  10.02    $   9.42
                                              --------       -------        -------       --------    --------    --------
Investment Activities:
  Net investment income.................          0.03          0.09           0.94           0.12        0.13        0.11
  Net realized and unrealized gains
    (losses) from investments...........          1.40          2.83           0.08           2.44       (0.56)       0.83
                                              --------       -------        -------       --------    --------    --------
    Total from Investment Activities....          1.43          2.92           1.02           2.56       (0.43)       0.94
                                              --------       -------        -------       --------    --------    --------
Distributions:
  Net investment income.................         (0.03)        (0.08)         (0.94)         (0.12)      (0.14)      (0.12)
  In excess of net investment income....            --            --          (0.01)            --          --          --
  Net realized gains....................         (1.36)        (1.73)         (0.83)         (0.29)      (0.45)      (0.22)
                                              --------       -------        -------       --------    --------    --------
    Total Distributions.................         (1.39)        (1.81)         (1.78)         (0.41)      (0.59)      (0.34)
                                              --------       -------        -------       --------    --------    --------
NET ASSET VALUE, END OF PERIOD..........      $  11.54       $ 11.50        $ 10.39       $  11.15    $   9.00    $  10.02
                                              ========       =======        =======       ========    ========    ========
Total Return (Excludes Sales Charge)....         12.63%(b)     31.53%         10.40%(b)      29.57%      (4.32)%     10.13%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....      $ 59,719       $47,306        $35,984       $217,978    $173,198    $171,141
  Ratio of expenses to average net
    assets..............................          1.24%(c)      1.23%          0.97%(c)       0.95%       0.96%       0.96%
  Ratio of net investment income to
    average net assets..................          0.50%(c)      0.83%          0.85%(c)       1.25%       1.34%       1.21%
  Ratio of expenses to average net
    assets *............................          1.34%(c)      1.34%          1.05%(c)       0.95%       0.96%       0.96%
  Ratio of net investment income to
    average net assets *................          0.40%(c)      0.72%          0.77%(c)       1.25%       1.34%       1.21%
  Portfolio turnover (d)................         34.44%       113.17%         65.21%         77.00%      53.00%      66.00%
  Average commission rate paid (e)......      $ 0.0561       $0.0532        $0.0373

------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of the One Group, the Paragon Value Growth Fund became the Value Growth Fund. Financial highlights for the periods prior to March 26, 1996 represent the Paragon Value Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.26 to $10.00 effective March 26, 1996.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        VALUE GROWTH FUND
                                            --------------------------------------------------------------------------
                                                                             CLASS B
                                            --------------------------------------------------------------------------
                                             SIX MONTHS                   SEVEN MONTHS                    SEPTEMBER 9,
                                               ENDED        YEAR ENDED       ENDED         YEAR ENDED       1994 TO
                                            DECEMBER 31,     JUNE 30,       JUNE 30,      NOVEMBER 30,    NOVEMBER 30,
                                                1997           1997         1996(A)           1995          1994(B)
                                            ------------    ----------    ------------    ------------    ------------
                                            (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD...................      $ 11.47        $ 10.39        $ 11.16         $  9.01         $  9.85
                                              -------        -------        -------         -------         -------
Investment Activities:
  Net investment income.................        (0.01)          0.01           0.91            0.05            0.02
  Net realized and unrealized gains
    (losses) from investments...........         1.39           2.82           0.07            2.46           (0.84)
                                              -------        -------        -------         -------         -------
    Total from Investment Activities....         1.38           2.83           0.98            2.51           (0.82)
                                              -------        -------        -------         -------         -------
Distributions:
  Net investment income.................           --          (0.02)         (0.91)          (0.07)          (0.02)
  In excess of net investment income....           --             --          (0.01)             --              --
  Net realized gains....................        (1.36)         (1.73)         (0.83)          (0.29)             --
                                              -------        -------        -------         -------         -------
    Total Distributions.................        (1.36)         (1.75)         (1.75)          (0.36)          (0.02)
                                              -------        -------        -------         -------         -------
NET ASSET VALUE,
  END OF PERIOD.........................      $ 11.49        $ 11.47        $ 10.39         $ 11.16         $  9.01
                                              =======        =======        =======         =======         =======
Total Return (Excludes Sales Charge)....        12.22% (c)     30.52%          9.96%(c)       28.74%          (8.31)%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....      $14,607        $10,517        $ 4,673         $ 2,923         $   412
  Ratio of expenses to average net
    assets..............................         1.99% (d)      1.98%          1.86%(d)        1.70%           1.71% (d)
  Ratio of net investment income to
    average net assets..................        (0.25)%(d)      0.07%          0.13%(d)        0.38%           0.76% (d)
  Ratio of expenses to average net
    assets *............................         1.99% (d)      2.00%          1.94%(d)        1.70%           1.71% (d)
  Ratio of net investment income to
    average net assets *................        (0.25)%(d)      0.05%          0.05%(d)        0.38%           0.76% (d)
  Portfolio turnover (e)................        34.44%        113.17%         65.21%          77.00%          53.00%
  Average commission rate paid (f)......      $0.0561        $0.0532        $0.0373

------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of the One Group, the Paragon Value Growth Fund became the Value Growth Fund. Financial highlights for the periods prior to March 26, 1996 represent the Paragon Value Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.21 to $10.00 effective March 26, 1996.
(b) Class B Shares commenced offering September 9, 1994.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(f) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                VALUE GROWTH
                                                                    FUND
                                                                ------------
                                                                  CLASS C
                                                                ------------
                                                                NOVEMBER 4,
                                                                  1997 TO
                                                                DECEMBER 31,
                                                                  1997(A)
                                                                ------------
                                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................      $ 11.76
                                                                  -------
Investment Activities:
  Net realized and unrealized gains from investments
     (losses)...............................................         0.41
                                                                  -------
  Total from Investment Activities..........................         0.41
                                                                  -------
Distributions:
  Net realized gains........................................        (0.63)
                                                                  -------
     Total Distributions....................................        (0.63)
                                                                  -------
NET ASSET VALUE, END OF PERIOD..............................      $ 11.54
                                                                  =======
Total Return (Excludes Sales Charge)........................        (3.48)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................      $     1
  Ratio of expenses to average net assets...................         1.99% (c)
  Ratio of net investment income to average net assets......        (0.25)%(c)
  Portfolio turnover (d)....................................        34.44%
  Average commission rate paid (e)..........................      $0.0561

------------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  LARGE COMPANY VALUE FUND
                                     -----------------------------------------------------------------------------------
                                                                          FIDUCIARY
                                     -----------------------------------------------------------------------------------
                                      SIX MONTHS
                                         ENDED                                YEAR ENDED JUNE 30,
                                     DECEMBER 31,       ----------------------------------------------------------------
                                         1997             1997          1996          1995          1994          1993
                                     -------------      --------      --------      --------      --------      --------
                                      (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............    $  14.79         $  12.83      $  12.87      $  11.34      $  11.64      $  11.34
                                       --------         --------      --------      --------      --------      --------
Investment Activities:
  Net investment income............        0.11             0.27          0.31          0.31          0.20          0.18
  Net realized and unrealized gains
    (losses) from investments......        1.33             3.01          1.20          2.18         (0.01)         0.58
                                       --------         --------      --------      --------      --------      --------
    Total from Investment
       Activities..................        1.44             3.28          1.51          2.49          0.19          0.76
                                       --------         --------      --------      --------      --------      --------
Distributions:
  Net investment income............       (0.11)           (0.26)        (0.31)        (0.32)        (0.19)        (0.18)
  Net realized gains...............       (0.93)           (1.06)        (1.24)        (0.64)        (0.30)        (0.28)
                                       --------         --------      --------      --------      --------      --------
    Total Distributions............       (1.04)           (1.32)        (1.55)        (0.96)        (0.49)        (0.46)
                                       --------         --------      --------      --------      --------      --------
NET ASSET VALUE,
  END OF PERIOD....................    $  15.19         $  14.79      $  12.83      $  12.87      $  11.34      $  11.64
                                       ========         ========      ========      ========      ========      ========
Total Return.......................        9.82%(a)        27.10%        12.71%        23.42%        (1.59)%        6.73%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................    $709,375         $686,156      $584,527      $365,376      $169,127      $132,833
  Ratio of expenses to average net
    assets.........................        0.96%(b)         0.97%         0.97%         1.00%         0.95%         0.86%
  Ratio of net investment income to
    average net assets.............        1.40%(b)         1.99%         2.43%         2.74%         1.72%         1.62%
  Ratio of expenses to average net
    assets *.......................        0.96%(b)         0.97%         0.98%         1.01%         1.02%         1.12%
  Ratio of net investment income to
    average net assets *...........        1.40%(b)         1.99%         2.42%         2.73%         1.65%         1.36%
  Portfolio turnover (c)...........       21.89%           77.05%       186.84%       203.13%       111.72%        51.75%
  Average commission rate paid
    (d)............................    $ 0.0595         $ 0.0575      $ 0.0415

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(d) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      LARGE COMPANY VALUE FUND
                                             ---------------------------------------------------------------------------
                                                                               CLASS A
                                             ---------------------------------------------------------------------------
                                              SIX MONTHS
                                                 ENDED                            YEAR ENDED JUNE 30,
                                             DECEMBER 31,       --------------------------------------------------------
                                                 1997            1997         1996         1995        1994        1993
                                             -------------      -------      -------      ------      ------      ------
                                              (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD......................     $ 14.85         $ 12.87      $ 12.89      $11.34      $11.64      $11.33
                                                -------         -------      -------      ------      ------      ------
Investment Activities:
  Net investment income....................        0.09            0.23         0.27        0.28        0.17        0.16
  Net realized and unrealized gains
    (losses) from investments..............        1.33            3.04         1.22        2.20       (0.01)       0.59
                                                -------         -------      -------      ------      ------      ------
    Total from Investment Activities.......        1.42            3.27         1.49        2.48        0.16        0.75
                                                -------         -------      -------      ------      ------      ------
Distributions:
  Net investment income....................       (0.09)          (0.23)       (0.27)      (0.27)      (0.16)      (0.16)
  In excess of net investment income.......          --              --           --       (0.02)         --          --
  Net realized gains.......................       (0.93)          (1.06)       (1.24)      (0.64)      (0.30)      (0.28)
                                                -------         -------      -------      ------      ------      ------
    Total Distributions....................       (1.02)          (1.29)       (1.51)      (0.93)      (0.46)      (0.44)
                                                -------         -------      -------      ------      ------      ------
NET ASSET VALUE,
  END OF PERIOD............................     $ 15.25         $ 14.85      $ 12.87      $12.89      $11.34      $11.64
                                                =======         =======      =======      ======      ======      ======
Total Return (Excludes Sales Charge).......        9.65%(a)       26.90%       12.40%      22.64%       1.35%       6.64%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)........     $17,408         $14,832      $ 9,380      $3,481      $  698      $  451
  Ratio of expenses to average net
    assets.................................        1.21%(b)        1.22%        1.22%       1.25%       1.20%       1.10%
  Ratio of net investment income to average
    net assets.............................        1.15%(b)        1.72%        2.18%       2.52%       1.57%       1.41%
  Ratio of expenses to average net assets
    *......................................        1.31%(b)        1.31%        1.33%       1.37%       1.37%       1.50%
  Ratio of net investment income to average
    net assets *...........................        1.05%(b)        1.63%        2.07%       2.41%       1.40%       1.01%
  Portfolio turnover (c)...................       21.89%          77.05%      186.84%     203.13%     111.72%      51.75%
  Average commission rate paid (d).........     $0.0595         $0.0575      $0.0415

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(d) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      LARGE COMPANY VALUE FUND
                                                  -----------------------------------------------------------------
                                                                               CLASS B
                                                  -----------------------------------------------------------------
                                                   SIX MONTHS
                                                      ENDED                        YEAR ENDED JUNE 30,
                                                  DECEMBER 31,        ---------------------------------------------
                                                      1997             1997         1996         1995       1994(A)
                                                  -------------       -------      -------      ------      -------
                                                   (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD...........................     $ 14.95          $ 12.98      $ 12.96      $11.41      $11.87
                                                     -------          -------      -------      ------      ------
Investment Activities:
  Net investment income.........................        0.04             0.14         0.18        0.17        0.05
  Net realized and unrealized gains (losses)
    from investments............................        1.33             3.04         1.26        2.19       (0.46)
                                                     -------          -------      -------      ------      ------
    Total from Investment Activities............        1.37             3.18         1.44        2.36       (0.41)
                                                     -------          -------      -------      ------      ------
Distributions:
  Net investment income.........................       (0.05)           (0.15)       (0.18)      (0.17)      (0.05)
  Net realized gains............................       (0.93)           (1.06)       (1.24)      (0.64)         --
                                                     -------          -------      -------      ------      ------
    Total Distributions.........................       (0.98)           (1.21)       (1.42)      (0.81)      (0.05)
                                                     -------          -------      -------      ------      ------
NET ASSET VALUE,
  END OF PERIOD.................................     $ 15.34          $ 14.95      $ 12.98      $12.96      $11.41
                                                     =======          =======      =======      ======      ======
Total Return (Excludes Sales Charge)............        9.25%(b)        25.86%       11.95%      22.28%       3.48%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).............     $12,814          $ 9,288      $ 4,135      $  861      $  182
  Ratio of expenses to average net assets.......        1.96%(c)         1.97%        1.97%       2.00%       2.00%(c)
  Ratio of net investment income to average
    net assets..................................        0.39%(c)         0.96%        1.43%       1.74%       1.06%(c)
  Ratio of expenses to average net assets *.....        1.96%(c)         1.97%        1.98%       2.01%       2.00%(c)
  Ratio of net investment income to average
    net assets *................................        0.39%(c)         0.96%        1.42%       1.72%       1.06%(c)
  Portfolio turnover (d)........................       21.89%           77.05%      186.84%     203.13%     111.72%
  Average commission rate paid (e)..............     $0.0595          $0.0575      $0.0415

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced offering on January 14, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   DISCIPLINED VALUE FUND
                                     -----------------------------------------------------------------------------------
                                                                          FIDUCIARY
                                     -----------------------------------------------------------------------------------
                                      SIX MONTHS
                                         ENDED                                YEAR ENDED JUNE 30,
                                     DECEMBER 31,       ----------------------------------------------------------------
                                         1997             1997          1996          1995          1994          1993
                                     -------------      --------      --------      --------      --------      --------
                                      (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............    $  15.65         $  14.69      $  13.20      $  11.90      $  12.76      $  11.49
                                       --------         --------      --------      --------      --------      --------
Investment Activities:
  Net investment income............        0.08             0.22          0.29          0.28          0.26          0.28
  Net realized and unrealized gains
    from investments...............        3.17             2.57          2.27          1.57          0.29          1.27
                                       --------         --------      --------      --------      --------      --------
    Total from Investment
       Activities..................        3.25             2.79          2.56          1.85          0.55          1.55
                                       --------         --------      --------      --------      --------      --------
Distributions:
  Net investment income............       (0.08)           (0.22)        (0.29)        (0.27)        (0.26)        (0.28)
  Net realized gains...............       (2.74)           (1.61)        (0.78)        (0.28)        (1.15)           --
                                       --------         --------      --------      --------      --------      --------
    Total Distributions............       (2.82)           (1.83)        (1.07)        (0.55)        (1.41)        (0.28)
                                       --------         --------      --------      --------      --------      --------
NET ASSET VALUE,
  END OF PERIOD....................    $  16.08         $  15.65      $  14.69      $  13.20      $  11.90      $  12.76
                                       ========         ========      ========      ========      ========      ========
Total Return.......................       21.58%(a)        20.56%        20.10%        16.03%         4.04%        13.58%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................    $591,390         $562,302      $522,474      $448,530      $418,238      $211,785
  Ratio of expenses to average net
    assets.........................        0.97%(b)         0.98%         0.99%         1.00%         0.93%         0.89%
  Ratio of net investment income to
    average net assets.............        0.91%(b)         1.52%         2.04%         2.21%         2.14%         2.30%
  Ratio of expenses to average net
    assets *.......................        0.97%(b)         0.98%         1.00%         1.10%         0.98%         1.08%
  Ratio of net investment income to
    average net assets *...........        0.91%(b)         1.52%         2.03%         2.11%         2.09%         2.11%
  Portfolio turnover (c)...........       39.06%           92.66%        90.55%       176.66%        56.33%       108.79%
  Average commission rate paid
    (d)............................    $ 0.0595         $ 0.0601      $ 0.0576

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(d) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      DISCIPLINED VALUE FUND
                                          ------------------------------------------------------------------------------
                                                                             CLASS A
                                          ------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                              YEAR ENDED JUNE 30,
                                          DECEMBER 31,       -----------------------------------------------------------
                                              1997            1997         1996         1995         1994         1993
                                          -------------      -------      -------      -------      -------      -------
                                           (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD...................     $ 15.68         $ 14.72      $ 13.22      $ 11.91      $ 12.75      $ 11.49
                                             -------         -------      -------      -------      -------      -------
Investment Activities:
  Net investment income.................        0.06            0.19         0.25         0.24         0.24         0.25
  Net realized and unrealized gains from
    investments.........................        3.18            2.57         2.28         1.59         0.30         1.26
                                             -------         -------      -------      -------      -------      -------
    Total from Investment Activities....        3.24            2.76         2.53         1.83         0.54         1.51
                                             -------         -------      -------      -------      -------      -------
Distributions:
  Net investment income.................       (0.06)          (0.19)       (0.25)       (0.24)       (0.23)       (0.25)
  Net realized gains....................       (2.74)          (1.61)       (0.78)       (0.26)       (1.10)          --
  In excess of net realized gains.......          --              --           --        (0.02)       (0.05)          --
                                             -------         -------      -------      -------      -------      -------
    Total Distributions.................       (2.80)          (1.80)       (1.03)       (0.52)       (1.38)       (0.25)
                                             -------         -------      -------      -------      -------      -------
NET ASSET VALUE,
  END OF PERIOD.........................     $ 16.12         $ 15.68      $ 14.72      $ 13.22      $ 11.91      $ 12.75
                                             =======         =======      =======      =======      =======      =======
Total Return (Excludes Sales Charge)....       21.47%(a)       20.21%       19.80%       15.43%        3.95%       13.27%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....     $29,367         $23,909      $20,838      $13,560      $10,448      $ 3,435
  Ratio of expenses to average net
    assets..............................        1.22%(b)        1.23%        1.24%        1.26%        1.18%        1.12%
  Ratio of net investment income to
    average net assets..................        0.66%(b)        1.26%        1.79%        1.99%        2.00%        2.06%
  Ratio of expenses to average net
    assets *............................        1.32%(b)        1.31%        1.35%        1.36%        1.33%        1.46%
  Ratio of net investment income to
    average net assets *................        0.56%(b)        1.18%        1.68%        1.89%        1.85%        1.72%
  Portfolio turnover (c)................       39.06%          92.66%       90.55%      176.66%       56.33%      108.79%
  Average commission rate paid (d)......     $0.0595         $0.0601      $0.0576

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(d) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         DISCIPLINED VALUE FUND
                                                    -----------------------------------------------------------------
                                                                                 CLASS B
                                                    -----------------------------------------------------------------
                                                     SIX MONTHS
                                                        ENDED                       YEAR ENDED JUNE 30,
                                                    DECEMBER 31,       ----------------------------------------------
                                                        1997            1997         1996         1995        1994(A)
                                                    -------------      -------      -------      -------      -------
                                                     (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD.............................     $ 15.64         $ 14.69      $ 13.19      $ 11.90      $12.60
                                                       -------         -------      -------      -------      ------
Investment Activities:
  Net investment income...........................          --            0.08         0.15         0.15        0.07
  Net realized and unrealized gains from
    investments...................................        3.17            2.55         2.27         1.58       (0.70)
                                                       -------         -------      -------      -------      ------
    Total from Investment Activities..............        3.17            2.63         2.42         1.73       (0.63)
                                                       -------         -------      -------      -------      ------
Distributions:
  Net investment income...........................       (0.01)          (0.07)       (0.14)       (0.15)      (0.06)
  In excess of net investment income..............          --              --           --        (0.01)      (0.01)
  Net realized gains..............................       (2.74)          (1.61)       (0.78)       (0.28)         --
                                                       -------         -------      -------      -------      ------
    Total Distributions...........................       (2.75)          (1.68)       (0.92)       (0.44)      (0.07)
                                                       -------         -------      -------      -------      ------
NET ASSET VALUE,
  END OF PERIOD...................................     $ 16.06         $ 15.64      $ 14.69      $ 13.19      $11.90
                                                       =======         =======      =======      =======      ======
Total Return (Excludes Sales Charge)..............       21.02% (b)      19.19%       18.93%       14.92%      (5.00)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)...............     $25,238         $20,499      $16,305      $11,222      $5,356
  Ratio of expenses to average net assets.........        1.97% (c)       1.98%        1.99%        2.00%       1.96%(c)
  Ratio of net investment income to average net
    assets........................................       (0.10)%(c)       0.51%        1.04%        1.26%       1.80%(c)
  Ratio of expenses to average net assets *.......        1.97% (c)       1.98%        2.00%        2.01%       1.96%(c)
  Ratio of net investment income to average
    net assets *..................................       (0.10)%(c)       0.51%        1.03%        1.25%       1.80%(c)
  Portfolio turnover (d)..........................       39.06%          92.66%       90.55%      176.66%      56.33%
  Average commission rate paid (e)................     $0.0595         $0.0601      $0.0576

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced offering on January 14, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                 LARGE COMPANY GROWTH FUND
                                    ------------------------------------------------------------------------------------
                                                                         FIDUCIARY
                                    ------------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED                                 YEAR ENDED JUNE 30,
                                    DECEMBER 31,       -----------------------------------------------------------------
                                        1997              1997           1996          1995          1994         1993
                                    -------------      ----------      --------      --------      --------      -------
                                     (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD.............   $    19.44        $    15.44      $  13.47      $  11.32      $  10.92      $  9.85
                                     ----------        ----------      --------      --------      --------      -------
Investment Activities:
  Net investment income...........         0.03              0.12          0.18          0.20          0.20         0.23
  Net realized and unrealized
    gains from investments........         1.67              4.79          2.14          3.04          0.67         1.12
                                     ----------        ----------      --------      --------      --------      -------
    Total from Investment
       Activities.................         1.70              4.91          2.32          3.24          0.87         1.35
                                     ----------        ----------      --------      --------      --------      -------
Distributions:
  Net investment income...........        (0.02)            (0.11)        (0.18)        (0.20)        (0.20)       (0.23)
  Net realized gains..............        (2.88)            (0.80)        (0.17)        (0.89)        (0.27)       (0.05)
                                     ----------        ----------      --------      --------      --------      -------
    Total Distributions...........        (2.90)            (0.91)        (0.35)        (1.09)        (0.47)       (0.28)
                                     ----------        ----------      --------      --------      --------      -------
NET ASSET VALUE,
  END OF PERIOD...................   $    18.24        $    19.44      $  15.44      $  13.47      $  11.32      $ 10.92
                                     ==========        ==========      ========      ========      ========      =======
Total Return......................         9.03%(a)         33.11%        17.36%        21.85%         8.04%       13.92%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000).........................   $1,253,716        $1,142,864      $745,986      $531,595      $150,035      $41,317
  Ratio of expenses to average net
    assets........................         1.01%(b)          0.99%         0.96%         1.00%         0.78%        0.39%
  Ratio of net investment income
    to average net assets.........         0.34%(b)          0.69%         1.20%         1.72%         1.87%        2.24%
  Ratio of expenses to average net
    assets *......................         1.01%(b)          0.99%         0.99%         1.00%         1.13%        1.43%
  Ratio of net investment income
    to average net assets *.......         0.34%(b)          0.69%         1.17%         1.72%         1.52%        1.21%
  Portfolio turnover (c)..........        34.66%            57.17%        35.51%        14.22%         9.04%       10.61%
  Average commission rate paid
    (d)...........................   $   0.0564        $   0.0681      $ 0.0647

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(d) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       LARGE COMPANY GROWTH FUND
                                                  -------------------------------------------------------------------
                                                                                CLASS A
                                                  -------------------------------------------------------------------
                                                   SIX MONTHS
                                                      ENDED                         YEAR ENDED JUNE 30,
                                                  DECEMBER 31,        -----------------------------------------------
                                                      1997              1997         1996         1995        1994(A)
                                                  -------------       --------      -------      -------      -------
                                                   (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD...........................    $  19.92          $  15.83      $ 13.83      $ 11.62      $11.78
                                                    --------          --------      -------      -------      ------
Investment Activities:
  Net investment income.........................        0.01              0.08         0.14         0.17        0.04
  Net realized and unrealized gains (losses)
    from investments............................        1.71              4.88         2.17         3.10       (0.16)
                                                    --------          --------      -------      -------      ------
    Total from Investment Activities............        1.72              4.96         2.31         3.27       (0.12)
                                                    --------          --------      -------      -------      ------
Distributions:
  Net investment income.........................       (0.01)            (0.07)       (0.14)       (0.16)      (0.04)
  In excess of net investment income............          --                --           --        (0.01)         --
  Net realized gains............................       (2.88)            (0.80)       (0.17)       (0.89)         --
                                                    --------          --------      -------      -------      ------
    Total Distributions.........................       (2.89)            (0.87)       (0.31)       (1.06)      (0.04)
                                                    --------          --------      -------      -------      ------
NET ASSET VALUE,
  END OF PERIOD.................................    $  18.75          $  19.92      $ 15.83      $ 13.83      $11.62
                                                    ========          ========      =======      =======      ======
Total Return (Excludes Sales Charge)............        8.87% (b)        32.57%       16.85%       21.52%      (1.02)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).............    $152,579          $125,910      $75,114      $27,428      $  368
  Ratio of expenses to average net assets.......        1.26% (c)         1.24%        1.21%        1.26%       1.25%(c)
  Ratio of net investment income to average
    net assets..................................        0.09% (c)         0.44%        0.95%        1.49%       1.78%(c)
  Ratio of expenses to average net assets *.....        1.36% (c)         1.32%        1.34%        1.36%       1.35%(c)
  Ratio of net investment income to average net
    assets *....................................       (0.01)%(c)         0.36%        0.82%        1.39%       1.68%(c)
  Portfolio turnover (d)........................       34.66%            57.17%       35.51%       14.22%       9.04%
  Average commission rate paid (e)..............    $ 0.0564          $ 0.0681      $0.0647

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class A Shares commenced offering on January 1, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

    ----------------------------------------------------------------------------
    The One Group Family of Mutual Funds

    ----------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS

                                                                      LARGE COMPANY GROWTH FUND
                                                  ------------------------------------------------------------------
                                                                               CLASS B
                                                  ------------------------------------------------------------------
                                                   SIX MONTHS
                                                      ENDED                        YEAR ENDED JUNE 30,
                                                  DECEMBER 31,        ----------------------------------------------
                                                      1997              1997         1996         1995       1994(A)
                                                  -------------       --------      -------      ------      -------
                                                   (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD...........................    $  19.61          $  15.63      $ 13.63      $11.47      $11.57
                                                    --------          --------      -------      ------      ------
Investment Activities:
  Net investment income (loss)..................       (0.04)            (0.04)        0.05        0.09        0.03
  Net realized and unrealized gains (losses)
    from
    investments.................................        1.66              4.82         2.17        3.06       (0.10)
                                                    --------          --------      -------      ------      ------
    Total from Investment Activities............        1.62              4.78         2.22        3.15       (0.07)
                                                    --------          --------      -------      ------      ------
Distributions:
  Net investment income.........................          --                --        (0.05)      (0.09)      (0.03)
  In excess of net investment income............          --                --           --       (0.01)         --
  Net realized gains............................       (2.88)            (0.80)       (0.17)      (0.89)         --
                                                    --------          --------      -------      ------      ------
    Total Distributions.........................       (2.88)            (0.80)       (0.22)      (0.99)      (0.03)
                                                    --------          --------      -------      ------      ------
NET ASSET VALUE,
  END OF PERIOD.................................    $  18.35          $  19.61      $ 15.63      $13.36      $11.47
                                                    ========          ========      =======      ======      ======
Total Return (Excludes Sales Charge)............        8.49% (b)        31.74%       16.41%      20.65%      (0.66)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).............    $184,424          $132,268      $56,261      $6,918      $  334
  Ratio of expenses to average net assets.......        2.01% (c)         2.00%        1.96%       2.01%       1.99%(c)
  Ratio of net investment income to average net
    assets......................................       (0.65)%(c)        (0.33)%       0.20%       0.74%       0.96%(c)
  Ratio of expenses to average net assets *.....        2.01% (c)         2.00%        1.99%       2.01%       1.99%(c)
  Ratio of net investment income to average
    net assets *................................       (0.65)%(c)        (0.33)%       0.17%       0.74%       0.96%(c)
  Portfolio turnover (d)........................       34.66%            57.17%       35.51%      14.22%      9.04%
  Average commission rate paid (e)..............    $ 0.0564          $ 0.0681      $0.0647

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced offering on January 14, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   LARGE
                                                                  COMPANY
                                                                GROWTH FUND
                                                                ------------
                                                                  CLASS C
                                                                ------------
                                                                NOVEMBER 4,
                                                                  1997 TO
                                                                DECEMBER 31,
                                                                  1997(A)
                                                                ------------
                                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................      $ 18.98
                                                                  -------
Investment Activities:
  Net investment income (loss)..............................        (0.01)
  Net realized and unrealized gains from investments........         0.58
                                                                  -------
     Total from Investment Activities.......................         0.57
                                                                  -------
Distributions:
  Net realized gains........................................        (1.34)
                                                                  -------
     Total Distributions....................................        (1.34)
                                                                  -------
NET ASSET VALUE, END OF PERIOD..............................      $ 18.21
                                                                  =======
Total Return (Excludes Sales Charge)........................         2.98% (b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................      $    50
  Ratio of expenses to average net assets...................         2.01% (c)
  Ratio of net investment income to average net assets......        (0.65)%(c)
  Portfolio turnover (d)....................................        34.66%
  Average commission rate paid (e)..........................      $0.0564

------------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                     GROWTH OPPORTUNITIES FUND
                                        ------------------------------------------------------------------------------------
                                                                             FIDUCIARY
                                        ------------------------------------------------------------------------------------
                                         SIX MONTHS
                                            ENDED                                 YEAR ENDED JUNE 30,
                                        DECEMBER 31,        ----------------------------------------------------------------
                                            1997              1997          1996          1995          1994          1993
                                        -------------       --------      --------      --------      --------      --------
                                         (UNAUDITED)
NET ASSET VALUE, BEGINNING OF
  PERIOD............................      $  19.46          $  18.81      $  18.40      $  15.96      $  16.96      $  14.54
                                          --------          --------      --------      --------      --------      --------
Investment Activities:
  Net investment income (loss)......         (0.04)             0.25          0.20          0.06          0.07          0.06
  Net realized and unrealized gains
    from investments................          2.60              3.59          3.83          2.98         (0.05)         2.99
                                          --------          --------      --------      --------      --------      --------
    Total from Investment
       Activities...................          2.56              3.84          4.03          3.04          0.02          3.05
                                          --------          --------      --------      --------      --------      --------
Distributions:
  Net investment income.............            --             (0.27)        (0.20)        (0.06)        (0.07)        (0.06)
  Net realized gains................         (2.58)            (2.92)        (3.42)        (0.54)        (0.95)        (0.57)
                                          --------          --------      --------      --------      --------      --------
    Total Distributions.............         (2.58)            (3.19)        (3.62)        (0.60)        (1.02)        (0.63)
                                          --------          --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD......      $  19.44          $  19.46      $  18.81      $  18.40      $  15.96      $  16.96
                                          ========          ========      ========      ========      ========      ========
Total Return........................         13.23% (a)        22.75%        24.63%        19.75%        (0.16)%       21.36%

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)...........................      $733,898          $623,911      $532,525      $413,518      $389,567      $232,898
  Ratio of expenses to average net
    assets..........................          1.01% (b)         0.99%         1.00%         0.98%         0.98%         0.89%
  Ratio of net investment income to
    average net assets..............         (0.43)%(b)         1.32%         1.15%         0.38%         0.42%         0.41%
  Ratio of expenses to average net
    assets *........................          1.01% (b)         0.99%         1.01%         0.98%         1.03%         1.11%
  Ratio of net investment income to
    average net assets *............         (0.43)%(b)         1.32%         1.14%         0.38%         0.37%         0.19%
  Portfolio turnover (c)............         82.27%           301.35%       435.30%       132.63%        70.67%        64.64%
  Average commission rate paid
    (d).............................      $ 0.0594          $ 0.0386      $ 0.0451

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(d) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                     GROWTH OPPORTUNITIES FUND
                                        ------------------------------------------------------------------------------------
                                                                              CLASS A
                                        ------------------------------------------------------------------------------------
                                         SIX MONTHS
                                            ENDED                                 YEAR ENDED JUNE 30,
                                        DECEMBER 31,        ----------------------------------------------------------------
                                            1997              1997          1996          1995          1994          1993
                                        -------------       --------      --------      --------      --------      --------
                                         (UNAUDITED)
NET ASSET VALUE, BEGINNING OF
  PERIOD............................      $  19.37          $  18.76      $  18.36      $  15.93      $  16.96      $  14.54
                                          --------          --------      --------      --------      --------      --------
Investment Activities:
  Net investment income (loss)......         (0.04)             0.21          0.17          0.02          0.04          0.03
  Net realized and unrealized gains
    (losses) from investments.......          2.55              3.58          3.80          2.98         (0.08)         3.00
                                          --------          --------      --------      --------      --------      --------
    Total from Investment
       Activities...................          2.51              3.79          3.97          3.00         (0.04)         3.03
                                          --------          --------      --------      --------      --------      --------
Distributions:
  Net investment income.............            --             (0.26)        (0.15)        (0.01)        (0.03)        (0.04)
  In excess of net investment
    income..........................            --                --            --         (0.02)        (0.01)           --
  Net realized gains................         (2.58)            (2.92)        (3.42)        (0.54)        (0.95)        (0.57)
                                          --------          --------      --------      --------      --------      --------
    Total Distributions                      (2.58)            (3.18)        (3.57)        (0.57)        (0.99)        (0.61)
                                          --------          --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD......      $  19.30          $  19.37      $  18.76      $  18.36      $  15.93      $  16.96
                                          ========          ========      ========      ========      ========      ========
Total Return (Excludes Sales
  Charge)...........................         13.03% (a)        22.52%        24.32%        19.50%        (0.52)%       21.70%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)...........................      $ 62,939          $ 43,370      $ 28,052      $ 11,178      $  8,097      $  5,757
  Ratio of expenses to average net
    assets..........................          1.26% (b)         1.25%         1.25%         1.23%         1.22%         1.11%(b)
  Ratio of net investment income to
    average net assets..............         (0.66)%(b)         0.92%         0.90%         0.12%         0.27%         0.25%(b)
  Ratio of expenses to average net
    assets *........................          1.36% (b)         1.34%         1.36%         1.33%         1.38%         1.48%(b)
  Ratio of net investment income to
    average net assets *............         (0.76)%(b)         0.83%         0.79%         0.02%         0.11%        (0.12)%(b)
  Portfolio turnover (c)............         82.27%           301.35%       435.30%       132.63%        70.67%        64.64%
  Average commission rate paid (d)        $ 0.0594          $ 0.0386      $ 0.0451

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(d) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          GROWTH OPPORTUNITIES FUND
                                                     -------------------------------------------------------------------
                                                                                   CLASS B
                                                     -------------------------------------------------------------------
                                                       SIX MONTHS
                                                         ENDED                         YEAR ENDED JUNE 30,
                                                      DECEMBER 31,        ----------------------------------------------
                                                          1997             1997         1996         1995        1994(A)
                                                     --------------       -------      -------      -------      -------
                                                      (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD.............       $ 18.82           $ 18.43      $ 18.14      $ 15.85      $ 17.44
                                                        -------           -------      -------      -------      -------
Investment Activities:
  Net investment income (loss)...................         (0.07)             0.11         0.09        (0.07)       (0.02)
  Net realized and unrealized gains from
    investments..................................          2.43              3.44         3.69         2.90        (1.56)
                                                        -------           -------      -------      -------      -------
    Total from Investment Activities.............          2.36              3.55         3.78         2.83        (1.58)
                                                        -------           -------      -------      -------      -------
Distributions:
  Net investment income..........................            --             (0.22)       (0.07)          --        (0.01)
  In excess of net investment income.............            --             (0.02)          --           --           --
  Net realized gains.............................         (2.58)            (2.92)       (3.42)       (0.54)          --
                                                        -------           -------      -------      -------      -------
    Total Distributions..........................         (2.58)            (3.16)       (3.49)       (0.54)       (0.01)
                                                        -------           -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD...................       $ 18.60           $ 18.82      $ 18.43      $ 18.14      $ 15.85
                                                        =======           =======      =======      =======      =======
Total Return (Excludes Sales Charge).............         12.60% (b)        21.73%       23.53%       18.47%       (9.07)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)..............       $61,686           $37,409      $12,910      $ 2,787      $ 1,131
  Ratio of expenses to average net assets........          2.01% (c)         2.00%        2.00%        1.98%        2.12%(c)
  Ratio of net investment income to average
    net assets...................................         (1.41)%(c)         0.01%        0.15%       (0.63)%      (0.55)%(c)
  Ratio of expenses to average net assets *......          2.01% (c)         2.00%        2.01%        1.98%        2.12%(c)
  Ratio of net investment income to average net
    assets *.....................................         (1.41)%(c)         0.01%        0.14%       (0.63)%      (0.55)%(c)
  Portfolio turnover (d).........................         82.27%           301.35%      435.30%      132.63%       70.67%
  Average commission rate paid (e)...............       $0.0594           $0.0386      $0.0451

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced offering on January 14, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   GROWTH
                                                                OPPORTUNITIES
                                                                    FUND
                                                                -------------
                                                                   CLASS C
                                                                -------------
                                                                 NOVEMBER 4,
                                                                   1997 TO
                                                                DECEMBER 31,
                                                                   1997(A)
                                                                -------------
                                                                 (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................       $ 21.47
                                                                   -------
Investment Activities:
  Net investment income (loss)..............................         (0.03)
  Net realized and unrealized gains from investments........         (0.25)
                                                                   -------
     Total from Investment Activities.......................         (0.28)
                                                                   -------
Distributions:
  Net realized gains........................................         (1.78)
                                                                   -------
     Total Distributions....................................         (1.78)
                                                                   -------
NET ASSET VALUE, END OF PERIOD..............................       $ 19.41
                                                                   =======
Total Return (Excludes Sales Charge)........................         (1.07)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................       $     2
  Ratio of expenses to average net assets...................          2.01% (c)
  Ratio of net investment income to average net assets......         (1.41)%(c)
  Portfolio turnover (d)....................................         82.27%
  Average commission rate paid (e)..........................       $0.0594

------------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                    SMALL CAPITALIZATION FUND
                                                            -----------------------------------------
                                                                            FIDUCIARY
                                                            -----------------------------------------
                                                             SIX MONTHS         YEAR        MARCH 26,
                                                               ENDED           ENDED         1996 TO
                                                            DECEMBER 31,      JUNE 30,      JUNE 30,
                                                                1997            1997        1996 (A)
                                                            ------------      --------      ---------
                                                            (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD..................        $ 10.94         $ 10.75        $ 10.00
                                                              -------         -------        -------
Investment Activities:
  Net investment income (loss)........................          (0.01)          (0.02)            --
  Net realized and unrealized gains (losses) from
     investments......................................           1.74            1.31           0.78
                                                              -------         -------        -------
     Total from Investment Activities.................           1.73            1.29           0.78
                                                              -------         -------        -------
Distributions:
  Net realized gains..................................          (1.33)          (1.10)         (0.03)
                                                              -------         -------        -------
     Total Distributions..............................          (1.33)          (1.10)         (0.03)
                                                              -------         -------        -------
NET ASSET VALUE, END OF PERIOD........................        $ 11.34         $ 10.94        $ 10.75
                                                              =======         =======        =======
Total Return..........................................          16.30% (b)      13.44%         13.39%(b)(c)
                                                              =======         =======        =======
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)...................        $86,817         $78,318        $83,371
  Ratio of expenses to average net assets.............           1.08% (d)       1.02%          0.96%(d)
  Ratio of net investment income to average net
     assets...........................................          (0.26)%(d)      (0.16)%        (0.16)%(d)
  Ratio of expenses to average net assets *...........           1.13% (d)       1.12%          1.05%(d)
  Ratio of net investment income to average net assets
     *................................................          (0.31)%(d)      (0.26)%        (0.25)%(d)
  Portfolio turnover (e)..............................          36.86%          92.01%         59.57%
  Average commission rate paid (f)....................        $0.0667         $0.0676        $0.0685

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from date reorganized as a fund of The One Group.
(b) Not annualized.
(c) Represents total return for Class A Shares from December 1, 1995 through March 25, 1996 plus total return for Fiduciary Shares for the period from March 26, 1996 through June 30, 1996.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(f) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                SMALL CAPITALIZATION FUND
                                          ----------------------------------------------------------------------
                                                                         CLASS A
                                          ----------------------------------------------------------------------
                                           SIX MONTHS      YEAR     SEVEN MONTHS
                                             ENDED        ENDED        ENDED             YEAR ENDED JUNE 30,
                                          DECEMBER 31,   JUNE 30,     JUNE 30,       ---------------------------
                                              1997         1997       1996 (A)        1995      1994      1993
                                          ------------   --------   ------------     -------   -------   -------
                                          (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD....    $ 10.94      $ 10.73      $ 11.50        $  9.36   $ 10.11   $  9.48
                                            -------      -------      -------        -------   -------   -------
Investment Activities:
  Net investment income (loss)..........      (0.03)       (0.04)       (0.07)         (0.04)    (0.04)    (0.02)
  Net realized and unrealized gains
    (losses)
    from investments....................       1.75         1.35         1.40           2.35     (0.63)     0.88
                                            -------      -------      -------        -------   -------   -------
    Total from Investment Activities....       1.72         1.31         1.33           2.31     (0.67)     0.86
                                            -------      -------      -------        -------   -------   -------
Distributions:
  Net investment income.................         --           --           --             --        --     (0.01)
  Net realized gains....................      (1.33)       (1.10)       (2.10)         (0.17)    (0.08)    (0.22)
                                            -------      -------      -------        -------   -------   -------
    Total Distributions.................      (1.33)       (1.10)       (2.10)         (0.17)    (0.08)    (0.23)
                                            -------      -------      -------        -------   -------   -------
NET ASSET VALUE, END OF PERIOD..........    $ 11.33      $ 10.94      $ 10.73        $ 11.50   $  9.36   $ 10.11
                                            =======      =======      =======        =======   =======   =======
Total Return (Excludes Sales Charge)....      16.21% (b)   13.52%       12.85% (b)     25.07%    (6.66)%    9.10%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....    $18,477      $17,299      $18,356        $95,467   $77,540   $74,982
  Ratio of expenses to average net
    assets..............................       1.32% (c)    1.27%        1.05% (c)      1.03%     1.00%     1.01%
  Ratio of net investment income to
    average net assets..................      (0.52)%(c)   (0.41)%      (0.33)%(c)     (0.36)%   (0.38)%   (0.21)%
  Ratio of expenses to average net
    assets *............................       1.47% (c)    1.45%        1.07% (c)      1.03%     1.00%     1.01%
  Ratio of net investment income to
    average net assets *................      (0.67)%(c)   (0.59)%      (0.35)%(c)     (0.36)%   (0.38)%   (0.21)%
  Portfolio turnover (d)................      36.86%       92.01%       59.57%         65.00%    51.00%    59.00%
  Average commission rate paid (e)......    $0.0667      $0.0676      $0.0685

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of The One Group, the Paragon Gulf South Growth Fund became the Gulf South Growth Fund. Financial highlights for the periods prior to March 26, 1996 represents the Paragon Gulf South Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.70 to $10.00 effective March 26, 1996.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   SMALL CAPITALIZATION FUND
                                       ---------------------------------------------------------------------------------
                                                                            CLASS B
                                       ---------------------------------------------------------------------------------

                                        SIX MONTHS         YEAR        SEVEN MONTHS           YEAR           SEPTEMBER
                                                                                                                12,
                                          ENDED           ENDED            ENDED             ENDED            1994 TO
                                       DECEMBER 31,      JUNE 30,        JUNE 30,         NOVEMBER 30,      NOVEMBER 30,
                                           1997            1997          1996 (A)             1995            1994 (B)
                                         -------         -------          -------            ------            ------
                                       (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD................    $ 10.84         $ 10.72          $ 11.56            $ 9.47            $10.40
                                         -------         -------          -------            ------            ------
Investment Activities:
  Net investment income (loss).......      (0.04)          (0.10)           (0.06)            (0.07)            (0.01)
  Net realized and unrealized gains
    (losses) from investments........       1.69            1.32             1.35              2.33             (0.92)
                                         -------         -------          -------            ------            ------
    Total from Investment
      Activities.....................       1.65            1.22             1.29              2.26             (0.93)
                                         -------         -------          -------            ------            ------
Distributions:
  Net realized gains.................      (1.33)          (1.10)           (2.13)            (0.17)               --
                                         -------         -------          -------            ------            ------
    Total Distributions..............      (1.33)          (1.10)           (2.13)            (0.17)               --
                                         -------         -------          -------            ------            ------
NET ASSET VALUE, END OF PERIOD.......    $ 11.16         $ 10.84          $ 10.72            $11.56            $ 9.47
                                         =======         =======          =======            ======            ======
Total Return (Excludes Sales
  Charge)............................      15.71% (c)      12.74%           12.47% (c)        24.21%            (9.08)%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)............................    $ 4,987         $ 3,835          $ 2,545            $1,814            $  231
  Ratio of expenses to average net
    assets...........................       2.09% (d)       2.02%            1.87% (d)         1.78%             1.75% (d)
  Ratio of net investment income to
    average net assets...............      (1.24)%(d)      (1.16)%          (1.10)%(d)        (1.16)%           (0.90)%(d)
  Ratio of expenses to average net
    assets *.........................       2.14% (d)       2.12%            1.92% (d)         1.78%             1.75% (d)
  Ratio of net investment income to
    average net assets *.............      (1.29)%(d)      (1.26)%          (1.15)%(d)        (1.16)%           (0.90)%(d)
  Portfolio turnover (e).............      36.86%          92.01%           59.57%            65.00%            51.00%
  Average commission rate paid (f)...    $0.0667         $0.0676          $0.0685

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of The One Group, the Paragon Gulf South Growth Fund became the Gulf South Growth Fund. Financial highlights for the periods prior to March 26, 1996 represents the Paragon Gulf South Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.48 to $10.00 effective March 26, 1996.
(b) Class B Shares commenced offering September 12, 1994.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(f) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              SMALL CAPITALIZATION FUND
                                                              --------------------------
                                                                       CLASS C
                                                              --------------------------
                                                                     NOVEMBER 4,
                                                                       1997 TO
                                                                     DECEMBER 31,
                                                                       1997 (A)
                                                              --------------------------
                                                                     (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................           $ 13.03
                                                                       -------
Investment Activities:
  Net investment income (loss)..............................             (0.01)
  Net realized and unrealized gains (losses) from
    investments.............................................             (0.36)
                                                                       -------
    Total from Investment Activities........................             (0.37)
                                                                       -------
Distributions:
  Net realized gains                                                     (1.33)
                                                                       -------
    Total Distributions.....................................             (1.33)
                                                                       -------
NET ASSET VALUE, END OF PERIOD..............................           $ 11.33
                                                                       =======
Total Return (Excludes Sales Charge)........................             (2.43)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................           $     1
  Ratio of expenses to average net assets...................              2.09% (c)
  Ratio of net investment income to average net assets......             (1.24)%(c)
  Ratio of expenses to average net assets *.................              2.14% (c)
  Ratio of net investment income to average net assets *....             (1.29)%(c)
  Portfolio turnover (d)....................................             36.86%
  Average commission rate paid (e)..........................           $0.0667

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                               INTERNATIONAL EQUITY INDEX FUND
                                      ----------------------------------------------------------------------------------
                                                                          FIDUCIARY
                                      ----------------------------------------------------------------------------------
                                       SIX MONTHS
                                          ENDED                                YEAR ENDED JUNE 30,
                                      DECEMBER 31,       ---------------------------------------------------------------
                                          1997             1997          1996          1995          1994        1993(A)
                                      -------------      --------      --------      --------      --------      -------
                                       (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD...............    $  16.89         $  15.17      $  13.93      $  13.46      $  11.80      $ 10.00
                                        --------         --------      --------      --------      --------      -------
Investment Activities:
  Net investment income.............        0.03             0.15          0.11          0.13          0.11         0.06
  Net realized and unrealized gains
    (losses) from investments.......       (1.24)            2.02          1.43          0.46          1.68         1.75
                                        --------         --------      --------      --------      --------      -------
    Total from Investment
       Activities...................       (1.21)            2.17          1.54          0.59          1.79         1.81
                                        --------         --------      --------      --------      --------      -------
Distributions:
  Net investment income.............       (0.02)           (0.30)        (0.16)        (0.08)        (0.11)       (0.01)
  In excess of net investment
    income..........................          --               --         (0.02)           --            --           --
  Net realized gains................       (0.43)           (0.15)        (0.12)        (0.04)        (0.01)          --
  In excess of net realized gains...          --               --            --            --         (0.01)          --
                                        --------         --------      --------      --------      --------      -------
    Total Distributions.............       (0.45)           (0.45)        (0.30)        (0.12)        (0.13)       (0.01)
                                        --------         --------      --------      --------      --------      -------
NET ASSET VALUE,
  END OF PERIOD.....................    $  15.23         $  16.89      $  15.17      $  13.93      $  13.46      $ 11.80
                                        ========         ========      ========      ========      ========      =======
Total Return........................       (7.16)%(b)       14.64%        11.22%         4.20%        15.44%       26.96%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)...........................    $441,609         $449,949      $347,790      $218,299      $145,640      $35,384
  Ratio of expenses to average net
    assets..........................        0.91% (c)        0.86%         0.97%         1.04%         1.02%        1.22%(c)
  Ratio of net investment income to
    average net assets..............        0.31% (c)        1.00%         1.04%         1.25%         1.27%        1.37%(c)
  Ratio of expenses to average net
    assets *........................        0.91% (c)        0.86%         1.00%         1.04%         1.02%        2.34%(c)
  Ratio of net investment income to
    average net assets *............        0.31% (c)        1.00%         1.01%         1.25%         1.27%        0.25%(c)
  Portfolio turnover (d)............        7.57%            9.61%         6.28%         4.67%         7.74%        3.10%
  Average commission rate paid
    (e).............................    $ 0.0047         $ 0.0034      $ 0.0022

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Fiduciary Shares commenced offering on April 5, 1993.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                    INTERNATIONAL EQUITY INDEX FUND
                                             ------------------------------------------------------------------------------
                                                                                CLASS A
                                             ------------------------------------------------------------------------------
                                              SIX MONTHS
                                                 ENDED                              YEAR ENDED JUNE 30,
                                             DECEMBER 31,       -----------------------------------------------------------
                                                 1997            1997         1996         1995         1994        1993(A)
                                             -------------      -------      -------      -------      -------      -------
                                              (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD.....       $ 16.92         $ 15.16      $ 13.92      $ 13.49      $ 11.80      $ 11.74
                                                -------         -------      -------      -------      -------      -------
Investment Activities:
  Net investment income..................          0.04            0.11         0.14         0.12         0.09         0.02
  Net realized and unrealized gains
    (losses) from investments............         (1.28)           2.03         1.40         0.43         1.67         0.04
                                                -------         -------      -------      -------      -------      -------
    Total from Investment Activities.....         (1.24)           2.14         1.54         0.55         1.76         0.06
                                                -------         -------      -------      -------      -------      -------
Distributions:
  Net investment income..................            --           (0.23)       (0.16)       (0.08)       (0.05)          --
  In excess of net investment income.....            --              --        (0.02)          --           --           --
  Net realized gains.....................         (0.43)          (0.15)       (0.12)       (0.04)       (0.02)          --
                                                -------         -------      -------      -------      -------      -------
    Total Distributions..................         (0.43)          (0.38)       (0.30)       (0.12)       (0.07)          --
                                                -------         -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD...........       $ 15.25         $ 16.92      $ 15.16      $ 13.92      $ 13.49      $ 11.80
                                                =======         =======      =======      =======      =======      =======
Total Return (Excludes Sales Charge).....         (7.31)%(b)      14.31%       11.20%        3.87%       15.18%        2.87%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)......       $16,236         $12,562      $10,789      $ 5,028      $ 2,395      $   153
  Ratio of expenses to average net
    assets...............................          1.16% (c)       1.11%        1.22%        1.28%        1.26%        1.47%(c)
  Ratio of net investment income to
    average net assets...................          0.03% (c)       0.73%        0.79%        1.09%        1.15%        2.10%(c)
  Ratio of expenses to average net assets
    *....................................          1.27% (c)       1.19%        1.35%        1.38%        1.36%        2.35%(c)
  Ratio of net investment income to
    average net assets *.................         (0.08)%(c)       0.65%        0.66%        0.99%        1.05%        1.22%(c)
  Portfolio turnover (d).................          7.57%           9.61%        6.28%        4.67%        7.74%        3.10%
  Average commission rate paid (e).......       $0.0047          0.0034       0.0022

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The Fund commenced operations on April 2, 1993.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                     INTERNATIONAL EQUITY INDEX FUND
                                                     ----------------------------------------------------------------
                                                                                 CLASS B
                                                     ----------------------------------------------------------------
                                                      SIX MONTHS
                                                         ENDED                       YEAR ENDED JUNE 30,
                                                     DECEMBER 31,       ---------------------------------------------
                                                         1997            1997         1996         1995       1994(A)
                                                     -------------      -------      -------      ------      -------
                                                      (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............................     $ 16.44         $ 14.79      $ 13.73      $13.40      $13.00
                                                        -------         -------      -------      ------      ------
Investment Activities:
  Net investment income (loss).....................       (0.01)           0.09         0.03        0.03        0.06
  Net realized and unrealized gains (losses) from
    investments....................................       (1.24)           1.86         1.32        0.41        0.34
                                                        -------         -------      -------      ------      ------
    Total from Investment Activities...............       (1.25)           1.95         1.35        0.44        0.40
                                                        -------         -------      -------      ------      ------
Distributions:
  Net investment income............................          --           (0.15)       (0.15)      (0.07)         --
  In excess of net investment income...............          --              --        (0.02)         --          --
  Net realized gains...............................       (0.43)          (0.15)       (0.12)      (0.04)         --
                                                        -------         -------      -------      ------      ------
    Total Distributions............................       (0.43)          (0.30)       (0.29)      (0.11)         --
                                                        -------         -------      -------      ------      ------
NET ASSET VALUE,
  END OF PERIOD....................................     $ 14.76         $ 16.44      $ 14.79      $13.73      $13.40
                                                        =======         =======      =======      ======      ======
Total Return (Excludes Sales Charge)...............       (7.61)%(b)      13.37%        9.97%       3.17%       3.23%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)................     $10,784         $10,033      $ 5,856      $3,687      $1,872
  Ratio of expenses to average net assets..........        1.91% (c)       1.86%        1.97%       2.04%       2.00%(c)
  Ratio of net investment income to average net
    assets.........................................       (0.69)%(c)       0.08%        0.04%       0.25%       1.37%(c)
  Ratio of expenses to average net assets *........        1.91% (c)       1.86%        2.00%       2.04%       2.00%(c)
  Ratio of net investment income to average net
    assets *.......................................       (0.69)%(c)       0.08%        0.01%       0.25%       1.37%(c)
  Portfolio turnover (d)...........................        7.57%           9.61%        6.28%       4.67%       7.74%
  Average commission rate paid (e).................     $0.0047         $0.0034      $0.0022

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced offering on January 14, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                INTERNATIONAL
                                                                   EQUITY
                                                                 INDEX FUND
                                                                -------------
                                                                   CLASS C
                                                                -------------
                                                                 NOVEMBER 4,
                                                                   1997 TO
                                                                DECEMBER 31,
                                                                   1997(A)
                                                                -------------
                                                                 (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................       $ 15.70
                                                                   -------
Investment Activities:
  Net investment income (loss)..............................         (0.03)
  Net realized and unrealized gains (losses) from
     investments............................................         (0.14)
                                                                   -------
     Total from Investment Activities.......................         (0.17)
                                                                   -------
Distributions:
  Net realized gains........................................         (0.30)
                                                                   -------
     Total Distributions....................................         (0.30)
                                                                   -------
NET ASSET VALUE, END OF PERIOD..............................       $ 15.23
                                                                   =======
Total Return (Excludes Sales Charge)........................         (1.07)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................       $     1
  Ratio of expenses to average net assets...................          1.91% (c)
  Ratio of net investment income to average net assets......         (0.69)%(c)
  Portfolio turnover (d)....................................        0.0757
  Average commission rate paid (e)..........................       $0.0047

------------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged.

See notes to financial statements.

                 (This page has been left blank intentionally.)

Important Customer Information.
Please Read:

Shares of The One Group:
* are not deposits or obligations
  of, or guaranteed by, BANC ONE
  CORPORATION or its affiliates
* are not insured or guaranteed by the
  FDIC or by any other governmental
  agency or government-sponsored
  agency of the federal government
  or any state
* are subject to investment risks,
  including possible loss of the
  principal amount invested.

Banc One Investment Advisors
Corporation, a registered investment
advisor and an indirect subsidiary of
BANC ONE CORPORATION, serves
as an investment advisor to The One
Group, for which it receives advisory
fees. The One Group is distributed by
The One Group Services Company,
3435 Stelzer Road, Columbus,
Ohio 43219, which is not affiliated
with BANC ONE CORPORATION and
is not a bank. Contact us at our web
site address: www.onegroup.com or
e-mail us at onegroup@onegroup.com.

For more complete information on
any of The One Group Funds, including
management fees and expenses,
you may obtain a prospectus from
The One Group Services Company.
Read the prospectus carefully
before investing.

BANC ONE
INVESTMENT                                                       [LOGO]
ADVISORS
CORPORATION
                                                            TOG-F-033-AN(6/97)

                                                                       Municipal
                                                                    Income Funds
                                                              Semi-Annual Report
                                      For the six months ended December 31, 1997



                                                 INTERMEDIATE TAX-FREE BOND FUND


                                                           MUNICIPAL INCOME FUND


                                                    KENTUCKY MUNICIPAL BOND FUND


                                                        OHIO MUNICIPAL BOND FUND


                                                   LOUISIANA MUNICIPAL BOND FUND


                                               WEST VIRGINIA MUNICIPAL BOND FUND


                                                     ARIZONA MUNICIPAL BOND FUND




                                     [THE ONE GROUP FAMILY OF MUTUAL FUNDS LOGO]

-------------------------------------------------------------------
| IMPORTANT CUSTOMER INFORMATION. INVESTMENT PRODUCTS:            |
|                                                                 |
| o are not deposits or obligations of, or guaranteed by,         |
|   BANC ONE CORPORATION or any of its affiliates.          ----  |
|                                                           FDIC  |
| o are not insured by the FDIC, and                        LOGO  |
|                                                           ----  |
| o are subject to investment risks, including possible           |
|   loss of the principal amount invested.                        |
|                                                                 |

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

Report From Your Investment Advisor........................................    2
Portfolio Performance Review...............................................    4
Schedules of Portfolio Investments.........................................    7
Statements of Assets and Liabilities.......................................   61
Statements of Operations...................................................   63
Statements of Changes in Net Assets........................................   65
Notes to Financial Statements..............................................   68
Financial Highlights.......................................................   77

--------------------------------------------------------------------------------
Report From Your Investment Advisor
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

We are pleased to present this semiannual report for The One Group(R) Family of Mutual Funds. On the following pages, you will find an overview of the financial markets and your fund's performance for the period from July 1, 1997, through December 31, 1997.

DEAR VALUED SHAREHOLDER:
Thank you for continuing to support The One Group Family of Mutual Funds during an interesting, challenging and ultimately rewarding year for investors.

Despite strong volatility throughout 1997 and turmoil in Asia, the Dow Jones Industrial Average was up 24.94% for 1997. Never before had the index returned more than 20% for three consecutive years. The S&P 500 Index soared even higher, closing the year up 33.36%.

At the same time, and largely the result of low inflation, a strong U.S. dollar and the flight to quality spurred by the Asian crisis, U.S. bond yields ended the year on an impressive note. The 30-year Treasury, for example, ended the year yielding 5.92%, close to its 20-year low. (As bond yields fall, bond prices go up.)

ONCE AGAIN, A PHILOSOPHY REINFORCED
While the calendar-year returns for both the stock and bond markets are impressive, events in the final six months of 1997 may be the most memorable. On August 6, the Dow closed at 8,259, a record high and its peak for the calendar year. Shortly thereafter, though, volatility rocked the market, as the effects of the Asian financial crisis worked their way west. These forces culminated on Monday, October 27, when the Dow plummeted more than 554 points, its largest-ever point decline.

This drop may be the defining moment for 1997's financial markets, and it presented a significant challenge for investors. But, rather than panicking, shareholders of The One Group demonstrated a clear understanding of market dynamics and the importance of maintaining a long-term investment philosophy.

I am pleased to report that there were no significant redemptions of One Group shares after "Black Monday." To us, this implies that our investors understand the potential dangers of selling their investments based on short-term volatility. In fact, The One Group experienced a record purchase day on Tuesday, October 28, indicating that investors realize the benefits of staying focused on the stock market's long-term potential.

TAX BILL CHANGES FACE OF INVESTING
The second half of 1997 may be remembered as much for the jubilance it brought investors as for the turmoil. The Taxpayer Relief Act of 1997 became law, ushering in lower capital gains taxes for investors and new investment opportunities poised to change the face of investing for years to come.

The cut in the capital gains tax rate may make investing in stocks even more attractive for many investors. As you are planning for your future financial needs and taking into consideration your appropriate asset allocation, please do not overlook the impact of the new tax treatment of capital gains.

And, while you're planning for your financial future, take note that the 1997 tax law makes investing in IRAs even more attractive, particularly with the introduction of the Roth IRA, a new type of account that offers tax-exempt distributions in retirement. In addition, the Traditional IRA has been enhanced with many new features.

The One Group can help you incorporate any of these retirement accounts into your investment plan. Speak to your investment representative or call 1-800-480-4111 for more information on IRAs.

SEEK ADVICE FOR A YEAR'S WORTH OF EVENTS
With 1997's record volatility and the new investment opportunities introduced by the tax law, now may be an ideal time to meet with your investment professional and make sure your investment plan remains on track to meet your financial needs.

As you probably know, your asset allocation--or the way your investment dollars are strategically distributed among stock, bond and cash investments according to your goals, risk tolerance and investing time frame--may be the single-greatest determinant of your long-term investment success. After a year full of market ups and downs, your asset allocation probably shifted. For example, stock market appreciation may have caused your allocation to equities to swing higher than called for in your plan. Your investment professional can help you evaluate your plan and, if necessary, get it back on track.

--------------------------------------------------------------------------------
Report From Your Investment Advisor, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

Furthermore, your investment representative can help you make the most of the Taxpayer Relief Act of 1997. Many of the provisions take effect with the 1998 tax year, so make sure you start off the year with the strategy that's most appropriate for you.

Thank you for investing with The One Group Family of Mutual Funds and for your ongoing support of the firm's time-tested investment philosophies. We look forward to helping you achieve your financial goals in 1998 and beyond.

Sincerely,

LOGO
David J. Kundert
President and CEO,
Banc One Investment Advisors Corporation,
Investment Advisor to The One Group

David J. Kundert photo

For a prospectus with more complete information on The One Group Investor Funds, including management fees and expenses, please contact The One Group at 1-800-480-4111. Please read the prospectus carefully before investing.
(2/98)

                          The One Group Investor Funds
Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

ECONOMIC GROWTH REMAINS STRONG
Despite showing a slight slowdown from the first half of the year, U.S. economic growth during the second half of 1997 remained robust at a growth rate of 3.7%. For the entire 12-month period, the U.S. economy grew by a 3.8% growth rate.

Firm employment gains and strong consumer confidence fueled the growth rate. The unemployment rate headed steadily downward, ending the year at 4.7%. The economy witnessed an average of 301,500 new non-farm jobs being created per month, when all that is needed to absorb the growth in the labor force and keep the unemployment rate steady is 150,000.

LONG-TERM INTEREST RATES DECLINE
Slightly higher inflation in 1996 kept long-term interest rates relatively high throughout much of 1997. With prices climbing 3.3% on a year-over-year basis in 1996, investors feared that inflation would keep that pace or even climb higher in 1997.

But, as the year unfolded it became apparent that inflation was, indeed, under control. For the final six months of the year the inflation rate was 2.0%, and for the entire year prices were up only 1.7%, the best performance in 11 years.

Low prices helped pave the way for a significant decline in long-term interest rates by the end of the year. Also significant was the impact of the Asian financial crisis, which caused currency values to plunge and sent financial markets into turmoil. As worldwide events unfolded during the second half of the year, it became clear that the Asian economies would weaken. This caused investors throughout the world to turn to the safety of U.S. Treasury securities, which helped drive up prices.

As a result of these events, long-term interest rates showed a significant decline during the second half of 1997--a decline that was much greater than the economic fundamentals supported. At the end of the year, the yield on the 30-year U.S. Treasury bond was 5.92%, after starting the year at 6.64% and climbing to a high of 7.17% in early April.

FED REMAINS IDLE
The Federal Reserve remained on the sidelines during the second half of the year, after raising interest rates just once in all of 1997--a 0.25% increase of the federal funds rate in March. This lack of monetary policy action kept short-term interest rates relatively steady for the remainder of the year.

The impact of the Asian currency crisis and market meltdowns may have contributed to the Fed's decision to keep rates unchanged in the second half of 1997. While strong economic growth certainly created a valid reason for another rate hike, the Fed resisted the temptation, figuring that the Asian situation would contribute to slower growth ahead.

LOOKING AHEAD
In terms of U.S. economic growth, the Asian crisis remains a factor that can't be ignored. Thirty percent of U.S. exports go to Asia, and with many Asian countries facing currency devaluations of 35% to 80%, consumers in that region have significantly less purchasing power. Furthermore, there's the possibility that this currency crisis could spread to Latin America, where another 20% of U.S. exports are at risk if there are some currency devaluations.

The United States accounts for 28% of the non-Asian global economy, and, therefore, should be heavily influenced by the change in trade flows from Asia. Asian stock markets have dropped nearly 70% over the last several months, which undoubtedly will be reflected in lower overall consumption, particularly for foreign imports. And, as prices on goods produced in Asia continue to fall, U.S. imports from that region should go up.

As a result, cheaper goods coming from Asia, and possibly Latin America, should force domestic competitors to lower their prices (or face sharply lower sales prospects). This could push the U.S. inflation rate to as low as 1.5% in 1998, compared to 1.7% in 1997 and 3.3% in 1996. At the same time, fewer U.S. exports and greater imports should cause economic growth to slow to a 2% year-over-year average for 1998.

                          The One Group Investor Funds
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

Given all the instability overseas and the impending effects of a slowdown in the U.S. economy, we believe that the Federal Reserve will lower interest rates in 1998, probably sometime in the second half of the year. Long-term interest rates should continue their downward trend, due to lower inflation and lower economic growth. By the end of the year, we may see the yield on the 30-year Treasury bond somewhere between 5.5% and 5.75%.

/s/ Anthony Chan
Anthony Chan, Ph.D.
Managing Director and Chief Economist
Banc One Investment Advisors

Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

AS VOLATILITY HEATS UP, INTEREST RATES DECLINE
Volatility initiated by financial and market distress in Asia was the key factor at work in the bond market during the second half of 1997. As Asian currencies fell, the credit quality of Yankee bonds (securities that represent dollar-denominated, foreign-issued debt) deteriorated rapidly, causing the Yankee bond market to experience substantial losses in select issues. Furthermore, because credit ratings in the region have been significantly downgraded, it has been very difficult for Asian governments and corporations to issue new bonds to finance their ongoing operations.

Long-term U.S. interest rates fell as a result of the immediate flight to quality and the longer-run implications for slower domestic growth and lower inflation. The five-year U.S. Treasury, for example, declined by 67 basis points (one basis point equals 1/100th of a percent) during the period, from 6.37% to 5.70%.

SMART STRATEGIES LEAD TO SOLID FUND RETURNS
In absolute terms, all of The One Group bond funds enjoyed share price increases and solid total returns due to the declining interest rate environment in the second half of the year. Funds with longer durations and strong exposure to U.S. government securities performed the best. (Duration is a measure of a fund's sensitivity to interest rate changes. A higher number indicates greater sensitivity; a lower number indicates less sensitivity.) Funds with exposure to corporate and Yankee bonds posted gains, but they lagged their competitors.

We attribute the funds' relatively strong performance to the strategies we implemented early in the year. After the first quarter, when yields on 10-year Treasury bonds approached 7%, we positioned our portfolios to take advantage of the added yield available as well as the expected decline in rates. That cautious stance early in the year allowed our fund managers to take advantage of the weaker market at that time and position their portfolios for the friendlier market that was to come later in the year.

Furthermore, as we entered 1997, tight yield spreads (or differences in yield relative to risk) versus Treasuries and the extended length of the business cycle caused us to take a very cautious stance toward the corporate sector. In fact, we limited our corporate exposure during the year to securities in the short to intermediate maturity range, which proved to be an appropriate strategy. Overall, the corporate sector underperformed Treasuries, but in the short to intermediate range, corporate performance matched that of the Treasury market.

Finally, we remained positive toward mortgage-backed securities, which continued to perform in line with or better than U.S. Treasuries until December, when spreads widened due to lower mortgage rates and growing prepayment risks. Overall, mortgages outperformed Treasuries by 92 basis points during the final six months of the year.

MUNICIPAL MARKET REMAINS FAVORABLE
Technical supply and demand forces remained positive during the period, which led to solid returns in the municipal bond market. The One Group municipal bond funds posted relatively strong returns, reinforcing the continued performance consistency of the fund family's national and state-specific municipal bond funds.

Compared to the U.S. Treasury market, though, the municipal bond market was unable to keep pace during the six-month period, as intermediate-term municipal securities underperformed comparable Treasuries by about 50 basis points.

FLIGHT TO QUALITY BENEFITS MONEY MARKETS
Short-term interest rates remained relatively stable throughout the period. Late in the year, though, the money markets benefited from reduced supply and the strong demand that emerged after the financial crisis in Asia. As uncertainty reigned, investors throughout the world sought safety in the form of shorter-term, less volatile U.S. money market instruments.

All of The One Group money market funds maintained their stringent quality and liquidity standards during the period and generated solid returns.

FOCUS REMAINS ON VOLATILITY
Low inflation and slowing domestic growth should lead to lower interest rates in 1998. At the same time, we expect price volatility to increase, which will cause us to maintain a fairly cautious stance in terms of duration, credit quality and overall risk management.

While corporate bonds may remain under pressure in 1998, we still expect them to offer good performance versus other sectors, as corporate America remains strong and any weakness will likely be modest. Mortgage-backed securities and municipal securities also may be under pressure due to rising prepayments and refinancing concerns. Municipals will be aided to some degree by continued strong supply and demand influences. In the mortgage-sector we will look for issues offering good structure, or less prepayment risk.

For individual investors, the key to success in this type of environment is to diversify. Find a portfolio mix that suits your objectives, and stick with it for the long haul. And remember, volatility can create attractive opportunities, particularly for those of us who take the time to apply a long-term process and orientation to our strategic thinking and to our management of money.

LOGO
Gary J. Madich
Senior Managing Director of Fixed-Income Securities
Banc One Investment Advisors Corporation

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                                MUNICIPAL BONDS (103.5%):
                                 Alaska (0.6%):
 $ 1,000    Anchorage, GO, 6.00%, 10/1/10,
              FGIC.............................  $  1,134
   2,000    State Housing Finance, Series A-1,
              5.30%, 12/1/12, Callable 12/1/07
              @ 102, MBIA......................     2,018
                                                 --------
                                                    3,152
                                                 --------
                                Arizona (2.3%):
   1,000    Educational Loan Marketing Corp.,
              AMT, 7.30%, 9/1/03, Callable
              9/1/99 @ 102, MBIA...............     1,057
   1,000    Educational Loan Marketing Corp.,
              AMT, 7.35%, 9/1/04, Callable
              9/1/99 @ 102, MBIA...............     1,056
     775    Educational Loan Marketing Corp.,
              AMT, 7.38%, 9/1/05, Callable
              9/1/99 @ 102, MBIA...............       819
   1,105    Maricopa County Development
              Authority, Multifamily Housing,
              5.65%, 1/1/09, Callable 1/1/07
              @ 101............................     1,134
   1,280    Maricopa County Development
              Authority, Multifamily Housing,
              6.05%, 7/1/17, Callable 1/1/07
              @ 101............................     1,324
     700    Phoenix Industrial Development
              Authority, 6.00%, 12/1/10,
              Callable 12/1/03 @ 102...........       735
   2,835    Phoenix Airport Revenue, AMT,
              Series D, 6.00%, 7/1/06, MBIA....     3,121
   2,060    Pima County, Arizona Industrial
              Development Authority, 5.45%,
              4/1/10, Callable 4/1/07 @ 102,
              MBIA.............................     2,198
                                                 --------
                                                   11,444
                                                 --------
                               Arkansas (1.7%):
   5,265    Conway Sales & Use Tax, Series A,
              5.20%, 12/1/12, Callable 12/1/06
              @ 101, FSA.......................     5,376
   1,000    Jefferson County, Pollution Control
              Revenue, 5.60%, 10/1/17, Callable
              12/1/02 @ 102....................     1,008
   1,060    Sebastian County, Community Junior
              College, 5.35%, 4/1/10, Callable
              4/1/07 @ 101, AMBAC..............     1,119
   1,000    State Capital Appreciation, Series
              97A, 0.00%, 6/1/14...............       426

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                              MUNICIPAL BONDS, CONTINUED:
                                     Arkansas, continued:
 $   580    State Development Authority, Single
              Family Mortgage Revenue, Series
              G, 5.50%, 1/1/10.................  $    601
                                                 --------
                                                    8,530
                                                 --------
                             California (4.3%):
   2,000    ABAG Finance Authority for
              Nonprofit Corp., 5.75%, 10/1/17,
              Callable 10/1/07 @ 102...........     2,057
   2,000    ABAG Finance Authority for
              Nonprofit Corp., Multi-Family
              Housing Revenue, AMT, 5.70%,
              11/1/26, Callable 11/1/06 @
              100..............................     2,115
   1,945    ABAG Finance Authority,
              Multi-Family Housing Revenue,
              AMT, 6.75%, 4/20/07, GNMA........     2,144
     500    Castaic Lake Water Agency,
              Certificates Partnership, Water
              System Improvement Project,
              7.00%, 8/1/04, Callable 8/1/00 @
              102, MBIA........................       547
   3,500    Long Beach Harbor, Series A, AMT,
              6.00%, 5/15/12, FGIC.............     3,883
   1,000    Los Angeles County California
              Public Works, 5.13%, 6/1/17,
              Callable 6/1/06 @ 101, AMBAC.....     1,000
   1,750    Riverside County, 5.75%, 6/1/09....     1,953
   3,000    Sacramento Municipal Utility
              District, 5.40%, 11/15/06,
              Callable 11/15/03 @ 102, FSA.....     3,167
   1,000    San Francisco City & County
              Airports, Common International
              Airport Revenue, 6.30%, 5/1/11,
              Callable 5/1/02 @ 102, AMBAC.....     1,090
   1,000    Southern Public Power Authority,
              Transmission Project, Revenue,
              0.00%, 7/1/15, MBIA..............       411
   1,000    State, 7.00%, 10/1/07..............     1,206
   1,400    State Wide Communities Development,
              2.40%, 1/1/09, Callable 1/1/04 @
              102, AMBAC.......................     1,368
                                                 --------
                                                   20,941
                                                 --------
                              Colorado (11.1%):
   3,290    Arapahoe County, Capital
              Improvements, Project E-470,
              0.00%, 8/31/03...................     2,583
   1,135    Arapahoe County, School District #
              001 Englewood, 0.00%, 11/1/09....       656

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                              MUNICIPAL BONDS, CONTINUED:
                                     Colorado, continued:
 $ 1,580    Boulder County, Revenue, NCAR
              Project, 6.90%, 12/1/07, Callable
              12/1/01 @ 101....................  $  1,738
   2,000    Boulder Larimer & Weld Counties,
              5.00%, 12/15/18, Callable
              12/15/07 @ 101, FGIC.............     1,979
   3,195    Centennial Water & Sanitation,
              Series A, 5.13%, 12/1/12,
              Callable 12/1/07 @ 101, FSA......     3,264
     875    Denver City & County, Airport
              Revenue, AMT, 6.75%, 11/15/13,
              Callable 11/15/02 @ 102,
              MBIA-IBC.........................       963
   2,000    Denver City & County, Airport
              Revenue, Series B, AMT, 5.75%,
              11/15/09, Callable 11/15/06 @
              102, MBIA........................     2,176
   9,750    Denver City & County, School
              District # 1, GO, 0.00%,
              12/1/06..........................     6,508
   1,000    Denver City & County, School
              District, No. 001, GO Refunding,
              6.50%, 12/1/10...................     1,185
   3,000    El Paso County, School District,
              7.13%, 12/1/19, Callable 12/1/07
              @ 125............................     3,829
   1,135    Health Facilities Authority
              Revenue, 6.40%, 1/1/10, Callable
              1/1/07 @ 101.....................     1,186
     370    Housing Finance Authority, 5.25%,
              5/1/05...........................       381
     255    Housing Finance Authority, AMT,
              5.63%, 5/1/04....................       266
   3,220    Housing Finance Authority, GO,
              Series A, 6.40%, 8/1/06, Callable
              8/1/02 @ 102, MBIA...............     3,404
   4,000    Housing Finance Authority,
              Multifamily Program, 5.65%,
              10/1/15, Callable 1/26/98 @
              100..............................     4,009
   3,000    Housing Finance Authority,
              Multifamily Program, 5.70%,
              10/1/21, Callable 1/26/98 @
              100..............................     3,019
     700    Housing Finance Authority,
              Refunding, Single Family, Series
              D, 5.65%, 12/1/04, Callable
              5/1/03 @ 100.....................       725
   3,250    Housing Finance Authority, Series
              97 B-3, 6.80%, 11/1/28, Callable
              5/1/07 @ 105.....................     3,647
     250    Housing Finance Authority, Series
              C, AMT, 5.00%, 5/1/05............       253
     665    Housing Finance Authority, Single
              Family Program, Series F, AMT,
              6.75%, 12/1/04...................       694

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                              MUNICIPAL BONDS, CONTINUED:
                                     Colorado, continued:
 $   500    Jefferson County, Partnership,
              6.45%, 12/1/04, Callable 12/1/02
              @ 102, MBIA......................  $    555
   4,000    Meridian Metropolitan District,
              7.50%, 12/1/11, Callable 12/1/01
              @ 101............................     4,411
     325    Mountain Village Metropolitan
              District, San Miguel County,
              8.10%, 12/1/11, Callable 12/1/02
              @ 101............................       377
     675    Mountain Village Metropolitan
              District, San Miguel County,
              8.10%, 12/1/11, Prerefunded
              12/1/02 @ 101....................       794
   1,535    Pueblo County, Single Family
              Mortgage Revenue, 6.40%, 11/1/13,
              Callable 11/1/04 @ 102...........     1,626
   1,065    Student Obligation, 6.00%,
              9/1/01...........................     1,123
     740    Student Obligation Bond Authority,
              Student Loan Revenue, AMT, 7.25%,
              9/1/05, Callable 9/01/00 @ 100...       777
   1,250    Summit County, School District No.
              1, Refunding, 6.75%, 12/1/04,
              FGIC.............................     1,436
                                                 --------
                                                   53,564
                                                 --------
                            Connecticut (2.2%):
   1,000    Bridgeport, Refunding, 6.50%,
              9/1/08, AMBAC....................     1,176
   2,100    State Clean Water Fund Revenue,
              5.13%, 5/1/18, Callable 5/1/05
              @ 101............................     2,104
   1,575    State GO, Series A, 5.30%, 5/15/10,
              Callable 5/15/06 @ 101...........     1,658
   2,475    State GO, Series B, 6.00%,
              10/1/05..........................     2,753
   1,015    State Health & Educational
              Facilities, Series 97E, 5.50%,
              7/1/09, Callable 7/1/07 @ 102....     1,067
   1,695    State Housing Finance Authority,
              6.70%, 11/15/12, Callable
              11/15/02 @ 102...................     1,824
                                                 --------
                                                   10,582
                                                 --------
                                Florida (4.5%):
       5    Broward County, Florida Resource
              Recovery Revenue, North, 7.95%,
              12/1/08, Callable 12/1/99 @
              103..............................         5
   1,260    Broward County, Housing Authority,
              5.55%, 7/1/09, Callable 7/1/06 @
              102..............................     1,309
   1,500    Cape Coral, Special Obligation
              Revenue, Water Improvements,
              Special Assessment - Water
              Utility, 6.38%, 6/1/09, Callable
              6/1/02 @ 102, FSA................     1,644

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                              MUNICIPAL BONDS, CONTINUED:
                                      Florida, continued:
 $ 1,305    Clay County, Housing Finance
              Authority Revenue, Single Family
              Mortgage, AMT, 6.20%, 9/1/11,
              Callable 3/1/05 @ 102............  $  1,380
   1,010    Clay County, Housing Finance
              Authority Revenue, Single Family
              Mortgage, AMT, 6.25%, 9/1/13,
              Callable 3/1/05 @ 102............     1,068
   2,010    Clay County, Housing Financial
              Authority, AMT, 5.25%, 10/1/07,
              Callable 4/1/07 @ 102............     2,072
   1,000    Dade County, Aviation Revenue,
              Series A, 6.00%, 10/1/08,
              Callable 10/1/05 @ 102, AMBAC....     1,111
   1,155    Department of Corrections,
              Okeechobee Correctional Facility,
              6.00%, 3/1/06, Callable 3/1/05 @
              102, AMBAC.......................     1,288
   2,000    Escambia County, Housing Finance
              Authority, Multifamily Housing
              Revenue, 5.75%, 4/1/04, Callable
              12/30/03 @ 100, GNMA.............     2,052
   5,000    Greater Orlando Aviation Authority,
              AMT, 5.13%, 10/1/15, Callable
              10/1/07 @ 101, FGIC..............     4,987
   1,185    Indian River County, Hospital
              Revenue, 5.95%, 10/1/09, Callable
              1/1/07 @ 102, FSA................     1,327
   1,285    Indian River County, Hospital
              Revenue, 6.00%, 10/1/10, Callable
              1/1/07 @ 102, FSA................     1,399
     235    Manatee County, Housing Finance
              Authority, Mortgage Revenue,
              6.38%, 11/1/05...................       242
     530    Manatee County, Housing Finance
              Authority, Mortgage Revenue,
              6.75%, 11/1/13...................       572
   1,000    Orlando Water & Electricity
              Revenue, 8.00%, 4/1/03...........     1,178
     655    Tampa Water & Sewer Revenue, ETM,
              0.00%, 10/1/05...................       486
                                                 --------
                                                   22,120
                                                 --------

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                              MUNICIPAL BONDS, CONTINUED:
                                Georgia (0.9%):
 $ 1,500    Atlanta Airport Facilities, 6.50%,
              1/1/08, AMBAC....................  $  1,752
   1,000    Atlanta Airport Facilities Revenue,
              Series A, 6.50%, 1/1/07, AMBAC...     1,156
   1,215    Columbus Water & Sewer Revenue,
              6.30%, 5/1/06, Callable 11/1/02 @
              102, FGIC........................     1,335
                                                 --------
                                                    4,243
                                                 --------
                                 Hawaii (1.1%):
   1,000    Honolulu City & County, GO, Series
              A, 5.60%, 4/1/07, FSA............     1,086
   3,500    Honolulu City & County, GO, Series
              A, 7.35%, 7/1/08.................     4,336
                                                 --------
                                                    5,422
                                                 --------
                                  Idaho (3.5%):
   1,630    Bannock County School District, No.
              025, 5.00%, 8/1/10, Callable
              8/1/07 @ 100.....................     1,673
   1,695    Bannock County School District, No.
              025, 5.10%, 8/1/12, Callable
              8/1/07 @ 100.....................     1,733
     900    Housing Agency, Single Family
              Mortgages, Series D1, 5.90%,
              7/1/06...........................       943
   1,600    Southern Idaho Regional Solid Waste
              District, 5.45%, 11/1/13,
              Callable 11/1/03 @ 101, LOC:
              Credit Local de France...........     1,655
   1,515    Student Loan Fund Marketing
              Association, Inc., 6.40%,
              10/1/99, GSL.....................     1,551
   1,000    Student Loan Fund Marketing
              Association, Inc., AMT, 5.10%,
              4/1/02, GSL......................     1,011
   4,500    Student Loan Fund Marketing
              Association, Inc., Series C, AMT,
              5.60%, 4/01/07, Callable,
              10/01/03 @ 102, GSL..............     4,731
   1,050    Student Loan Fund Marketing
              Association, Inc., Student Loan
              Revenue, 6.25%, 4/1/98...........     1,053
   1,300    University of Idaho, University
              Revenue, 5.75%, 4/1/06, FSA......     1,427
   1,060    University of Idaho, University
              Revenue, 5.50%, 4/1/13, Callable
              4/1/07 @ 101, MBIA...............     1,118
                                                 --------
                                                   16,895
                                                 --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                              MUNICIPAL BONDS, CONTINUED:
                               Illinois (6.6%):
 $ 1,000    Chicago Metro Water Reclamation
              District--Greater Chicago Capital
              Improvements, GO, Pre-Refunded,
              7.25%, 12/1/12...................  $  1,262
   4,245    Chicago Metro Water Reclamation
              District--Greater Chicago Capital
              Improvements, GO, Pre-Refunded,
              6.25%, 12/1/14, Callable 12/1/05
              @ 100............................     4,791
   3,045    Chicago Park District, GO, 6.35%,
              11/15/08, Callable 11/15/05 @
              102, MBIA........................     3,436
   2,585    Chicago Water Revenue, 6.50%,
              11/1/10, FGIC....................     3,050
   1,450    Chicago, Single Family Mortgage
              Revenue, 0.00%, 10/1/09, Callable
              10/1/05 @ 78.60, MBIA............       711
   1,595    Chicago, Single Family Mortgage
              Revenue, 0.00%, 10/1/09, Callable
              4/1/98 @ 48.84, MBIA.............       720
     705    Decatur Economic Development,
              7.75%, 6/1/07, Callable 6/1/02 @
              102..............................       798
   7,125    Development Finance Authority,
              Pollution Control Revenue, 7.25%,
              6/1/11, Callable 6/1/01 @ 102....     7,785
     875    Evanston Residential Mortgage,
              6.38%, 1/1/09, Callable 7/1/02 @
              102, AMBAC.......................       929
     458    Health Facilities Authority
              Revenue, 7.90%, 8/15/03, Callable
              2/10/98 @ 101, MBIA..............       464
   1,645    Health Facilities Authority
              Revenue, 6.13%, 11/15/07,
              Callable 11/15/04 @ 102, MBIA....     1,821
   1,500    Health Facilities Authority
              Revenue, 6.75%, 1/1/10, Callable
              1/1/00 @ 102, FGIC...............     1,592
   1,125    Kane & De Kalb Counties, School
              District #32, 0.00%, 1/1/13,
              FGIC.............................       533
   2,500    Student Assistance, Student Loan
              Revenue, Series M, AMT, 6.60%,
              3/1/07, Callable 3/1/02 @ 102....     2,686
   1,350    Winnebago County, School District
              No. 122, Harlem-Loves Park,
              Refunding, 6.35%, 6/1/07, FGIC...     1,552
                                                 --------
                                                   32,130
                                                 --------

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                              MUNICIPAL BONDS, CONTINUED:
                                Indiana (2.7%):
 $ 2,150    Brownsburg Indiana Building, 5.50%,
              2/1/15, Callable 2/1/07 @ 102,
              MBIA.............................  $  2,231
   1,000    Fort Wayne Hospital Authority,
              Parkview Memorial Hospital
              Project, Series A, 7.50%,
              11/15/11, Callable 11/15/99 @
              102, FGIC........................     1,074
     500    Indiana State University, 6.90%,
              8/1/03, Callable 8/1/00 @ 102....       544
   2,840    Indianapolis Economic Development
              Revenue, Knob-in-the-Woods
              Project, 6.38%, 12/1/04,
              Mandatory Put 12/1/04 @ 100......     3,141
     500    Lawrence Township School District,
              6.75%, 1/5/05....................       569
   1,500    New Albany Floyd County, School
              Building, 6.20%, 7/1/03..........     1,638
   1,500    New Albany Floyd County, School
              Building, 6.20%, 7/1/04..........     1,656
   1,000    Noblesville Hamilton County,
              Building, 7.00%, 2/1/13,
              Prerefunded 2/1/01 @102..........     1,101
   1,000    State Vocational Technical College
              Building Facilities Fee, 6.50%,
              7/1/07, Callable 1/1/05 @ 102,
              AMBAC............................     1,140
                                                 --------
                                                   13,094
                                                 --------
                                   Iowa (1.2%):
     700    Des Moines Water Revenue, Series B,
              5.50%, 12/1/04, Callable 12/1/01
              @ 100............................       729
   1,675    Finance Authority, 6.35%, 7/1/09,
              Callable 1/1/03 @ 102, AMBAC.....     1,776
   1,000    Finance Authority, Private College
              Revenue, 5.75%, 12/1/08, MBIA....     1,113
     860    Finance Authority, Single Family
              Mortgage Revenue, Series F,
              6.15%, 7/1/04, Callable 1/1/03 @
              102, AMBAC.......................       892
   1,500    Student Loan Liquidity Corp.,
              Student Loan Revenue, Series C,
              6.50%, 12/1/99, AMBAC............     1,565
                                                 --------
                                                    6,075
                                                 --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                              MUNICIPAL BONDS, CONTINUED:
                                 Kansas (1.1%):
 $ 2,220    Sedgwick & Shawnee, Single Family
              Revenue, 5.50%, 6/1/29, Step
              Coupon, 6.70% after 10/1/98......  $  2,464
     850    Sedgwick County, Family Mortgage
              Revenue, Series A-1, 6.50%,
              12/1/16, Callable 12/1/07 @ 105,
              GNMA.............................       919
   1,750    Wichita Hospital Revenue, St.
              Francis Regional Hospital, 6.25%,
              10/1/10, Callable 10/1/02 @ 102,
              MBIA.............................     1,902
                                                 --------
                                                    5,285
                                                 --------
                               Kentucky (0.8%):
     800    Campbell & Kenton Counties,
              Sanitation District #1, 6.50%,
              8/1/05, ETM......................       836
   1,000    Kenton County, Public Properties
              Corp., 5.63%, 12/1/12, Callable
              12/1/06 @ 101....................     1,062
   2,000    Owensboro Electric Light & Power
              Revenue, 0.00%, 1/1/09, Callable
              1/1/98 @ 33.44, BIG..............       690
   1,000    Winchester Industrial Building,
              7.75%, 7/1/12, Callable 7/1/02 @
              102..............................     1,135
                                                 --------
                                                    3,723
                                                 --------
                              Louisiana (0.8%):
     239    Housing Agency Mortgage Revenue,
              7.80%, 12/1/09, Callable 6/1/04 @
              105, GNMA........................       269
   1,550    Public Facilities Authority
              Revenue, AMT, 6.75%, 9/1/06,
              Callable 9/1/02 @ 102............     1,647
   2,000    St. Charles Parish Pollution
              Control, 8.25%, 6/1/14, Callable
              6/1/99 @ 103.....................     2,155
                                                 --------
                                                    4,071
                                                 --------
                                         Maryland (0.6%):
   1,150    Anne Arundel County, GO, Series B,
              AMT, 7.70%, 3/15/06, Callable
              3/15/99 @ 102....................     1,219
   1,500    State Health & Education, John
              Hopkins, 6.00%, 7/1/10...........     1,674
                                                 --------
                                                    2,893
                                                 --------

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                              MUNICIPAL BONDS, CONTINUED:
                          Massachusetts (1.4%):
 $ 1,650    Beverly, 6.60%, 3/15/09, Callable
              3/15/04 @ 102, FSA...............  $  1,859
     740    Education Loan Authority, AMT,
              7.25%, 1/1/09, Callable 1/1/01 @
              102..............................       797
   2,400    State, GO, Series C, 6.00%,
              8/1/09...........................     2,721
   1,465    Worcester, GO, Series A, 6.10%,
              5/1/08, Callable 5/1/05 @ 102,
              MBIA.............................     1,630
                                                 --------
                                                    7,007
                                                 --------
Michigan (0.8%):
   2,000    State Hospital Finance Authority
              Revenue, Mercy Mount Clemens
              Corp., 6.25%, 5/15/11, Callable
              5/15/01 @ 102....................     2,124
   1,500    State Hospital Finance Authority,
              Series A, 8.10%, 10/1/13,
              Callable 10/1/05 @ 102...........     1,787
                                                 --------
                                                    3,911
                                                 --------
Minnesota (0.3%):
   1,500    Northern Municipal Power Agency,
              Minnesota Electric, Series A,
              5.90%, 1/1/07, Callable 1/1/03 @
              102, AMBAC.......................     1,639
                                                 --------
Mississippi (0.4%):
   1,475    Home Corp., Single Family Series D,
              5.25%, 7/1/12, Callable 7/1/07 @
              105, FNMA/GNMA...................     1,617
   1,005    State Housing Finance Corp., 0.00%,
              9/15/16..........................       380
                                                 --------
                                                    1,997
                                                 --------
Missouri (2.9%):
   1,895    Carthage Waterworks & Wastewater
              Treatment Systems, 6.30%, 7/1/09,
              Callable 7/1/04 @ 101, MBIA......     2,100
   1,520    Fort Zumwalt School District,
              5.20%, 3/1/09, Callable 3/1/07 @
              100, AMBAC.......................     1,588
   1,735    Fort Zumwalt School District,
              5.30%, 3/1/10, Callable 3/1/07 @
              100, AMBAC.......................     1,813
   1,415    Kansas City Industrial Development
              Authority, Multifamily Housing
              Revenue, Series A, AMT, 5.63%,
              7/1/05...........................     1,491
   1,430    Kansas City Municipal Corp.
              Revenue, 5.40%, 1/15/08, Callable
              1/15/06 @ 101, AMBAC.............     1,526

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                              MUNICIPAL BONDS, CONTINUED:
Missouri, continued:
 $ 2,500    St. Louis Convention & Sports
              Complex, 5.50%, 8/15/13, Callable
              8/15/03 @ 102, MBIA..............  $  2,589
   2,955    St. Louis Land Clearance
              Redevelopment Authority Housing
              Revenue, 5.95%, 7/1/22, Mandatory
              Put 4/1/07 @ 100, FNMA...........     3,169
                                                 --------
                                                   14,276
                                                 --------
Nebraska (0.5%):
   2,250    Higher Education Loan Program,
              Series A-6, AMT, 5.90%, 6/1/03...     2,370
                                                 --------
Nevada (1.6%):
   1,025    Douglas County, School District,
              Series A, 5.90%, 6/1/08, Callable
              6/1/02 @ 101, FGIC...............     1,091
   2,000    Las Vegas, Sewer Revenue, 6.60%,
              10/1/12, Callable 4/1/02 @ 102,
              FGIC.............................     2,223
   1,000    Municipal Bond Bank Project
              #20-23A, 7.00%, 7/1/01, ETM......     1,043
   3,010    Washoe County, School District, GO,
              6.13%, 8/1/07, Callable 8/1/02 @
              101, MBIA........................     3,250
                                                 --------
                                                    7,607
                                                 --------
New Hampshire (0.3%):
   1,225    Higher Education & Health
              Facilities Authority Revenue,
              6.25%, 1/1/06, Callable 7/1/04 @
              102..............................     1,360
                                                 --------
New Jersey (0.4%):
   1,630    South Brunswick Township, 6.40%,
              8/1/07, Callable 8/1/05 @ 100,
              FGIC.............................     1,846
                                                 --------
New Mexico (3.5%):
      68    Albuquerque, 7.65%, 8/15/07,
              FGIC.............................        71
   1,000    Albuquerque Airport Revenue, AMT,
              6.50%, 7/1/11, Callable 7/1/00 @
              105, AMBAC.......................     1,095
   3,000    Albuquerque Gross Receipts Tax,
              5.38%, 7/1/01, Callable 7/1/99 @
              100, MBIA........................     3,043
   3,055    Bernalillo County, Gross Receipts
              Tax, 5.75%, 10/1/15..............     3,365

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                              MUNICIPAL BONDS, CONTINUED:
New Mexico, continued:
 $ 1,195    Educational Assistance Foundation,
              Student Loan Revenue, Series A,
              AMT, 6.45%, 4/1/99, AMBAC........  $  1,224
   2,070    Educational Assistance Foundation,
              Student Loan Revenue, Series A,
              AMT, 6.55%, 4/1/00, AMBAC........     2,156
   5,455    Educational Assistance Foundation,
              Student Loan Revenue, Series A,
              AMT, 6.85%, 4/1/05, Callable
              4/1/02 @ 102, AMBAC..............     5,908
                                                 --------
                                                   16,862
                                                 --------
New York (4.8%):
   1,500    Metropolitan Transportation
              Authority, 6.38%, 7/1/10,
              Callable 7/1/02 @ 102, FGIC......     1,660
   3,000    Metropolitan Transportation
              Authority, Series B, 5.00%,
              7/1/10, Callable 7/1/07 @ 102,
              AMBAC............................     3,078
   2,950    Monroe County, 6.10%, 3/1/08,
              Callable 3/1/01 @ 102, MBIA......     3,171
   1,395    Nassau County, 5.63%, 8/1/03,
              FGIC.............................     1,492
   1,500    State Dorm Authority, Series A,
              5.50%, 7/1/04....................     1,560
   2,950    State Dorm Authority, Series A,
              5.50%, 7/1/05....................     3,066
   1,500    State Dorm Authority, Series A,
              5.50%, 7/1/06....................     1,561
   3,000    State, GO, Series B, 5.25%, 8/1/12,
              Callable 8/1/07 @ 101............     3,002
   5,000    State, GO, Series F, 5.13%, 8/1/11,
              Callable 2/1/08 @ 101............     4,964
                                                 --------
                                                   23,554
                                                 --------
North Carolina (0.5%):
   2,500    Educational Facilities, Wake
              Forest, 5.00%, 11/1/12, Callable
              11/1/07 @ 102....................     2,532
                                                 --------
North Dakota (3.3%):
   3,700    Grand Forks Health Care System,
              5.60%, 8/15/17, Callable 8/15/07
              @ 102, MBIA......................     3,830
   6,050    Grand Forks Sales Tax Revenue Bond,
              5.10%, 12/15/10, Callable
              12/15/07 @ 100...................     6,251

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                              MUNICIPAL BONDS, CONTINUED:
North Dakota, continued:
 $   600    Housing Finance Agency, AMT, 6.25%,
              7/1/09, Callable 7/1/04 @ 102....  $    622
   3,500    Mercer County, Pollution Control
              Revenue, 6.65%, 6/1/22, Callable
              6/1/02 @ 102, FGIC...............     3,836
   1,270    Water Development, 5.70%, 7/1/17,
              Callable 7/1/07 @ 100, AMBAC.....     1,345
                                                 --------
                                                   15,884
                                                 --------
Ohio (2.2%):
     500    Hamilton Waterworks Water Utility
              Improvement, 6.40%, 10/15/07,
              Callable 10/15/01 @ 102, MBIA....       547
   2,100    Mount Vernon, Industrial
              Development Revenue, 5.90%,
              3/1/03, Callable 3/10/98 @ 100...     2,104
   2,500    Northeast Regional Sewer District,
              5.60%, 11/15/13, Callable
              11/15/05 @ 101, AMBAC............     2,657
   2,470    State Economic Development, 7.50%,
              9/1/10, Callable 9/1/02 @ 102....     2,785
   2,500    State Higher Educational
              Facilities, 0.00%, 7/1/07........     2,458
                                                 --------
                                                   10,551
                                                 --------
Oklahoma (0.8%):
   2,500    Baptist Health Center, IDR, 6.25%,
              8/15/12, Callable 8/15/05 @ 102,
              AMBAC............................     2,784
   1,000    Housing Finance Agency, PG-B-1,
              5.60%, 3/1/28, Callable 9/1/07 @
              102..............................     1,022
                                                 --------
                                                    3,806
                                                 --------
Oregon (3.0%):
   2,350    Jackson County, School District #5
              Ashland, GO, 5.70%, 6/1/07,
              FSA..............................     2,591
   2,580    Lane County, School District #019,
              6.00%, 10/15/11, FGIC............     2,924
   1,000    Lane County, School District #52
              Bethel, GO, 6.00%, 6/1/06, FSA...     1,120
   3,630    Marion County, 5.50%, 10/1/05,
              AMBAC............................     3,916
   1,435    Port of Portland Airport Revenue,
              Series 7-A, 6.75%, 7/1/09,
              Callable 7/1/01 @ 101, MBIA......     1,566
   2,075    Washington County, School District
              No. 88, GO, 6.10%, 6/1/05,
              Callable 12/15/04 @ 100, FSA.....     2,314
                                                 --------
                                                   14,431
                                                 --------

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                              MUNICIPAL BONDS, CONTINUED:
Pennsylvania (5.1%):
 $ 3,500    Allegheny County, GO, 0.00%,
              2/15/02, MBIA....................  $  4,002
   3,200    Dauphin County, Industrial
              Development Authority, Pollution
              Control Revenue, 6.00%, 1/1/08,
              Callable 1/1/98 @ 100, MBIA......     3,206
   1,085    Delaware County, Pennsylvania
              Hospital Authority, 6.00%,
              12/15/20, Callable 12/1/03 @
              102..............................     1,125
   2,700    Harrisburg, Capital Appreciation,
              Series D, 0.00%, 3/15/13,
              AMBAC............................     1,263
   1,800    Harrisburg, Capital Appreciation,
              Series D, 0.00%, 9/15/13,
              AMBAC............................       821
   2,505    Harrisburg, Capital Appreciation,
              Series F, 0.00%, 3/15/13,
              AMBAC............................     1,172
   1,665    Harrisburg, Capital Appreciation,
              Series F, 0.00%, 9/15/13,
              AMBAC............................       760
   1,500    Hospital Revenue Bond, 6.40%,
              1/1/06, Callable 1/1/05 @ 102,
              AMBAC............................     1,698
   2,750    Indiana County, Industrial
              Development Authority, Pollution
              Control Revenue, 6.00%, 6/1/06,
              MBIA.............................     3,069
   1,295    Millcreek Township School District
              A, 0.00%, 9/15/11, FGIC..........       659
   2,350    Philadelphia Airport Revenue,
              Series A, AMT, 5.50%, 6/15/05,
              AMBAC............................     2,508
   2,500    Philadelphia Water & Waste, 5.65%,
              6/15/12, Callable 6/15/03 @ 102,
              FGIC.............................     2,600
   2,000    State Financial Authority Revenue,
              6.60%, 11/1/09, Callable 11/1/03
              @ 102, LOC: Societe Generale.....     2,217
                                                 --------
                                                   25,100
                                                 --------
Puerto Rico (1.1%):
   5,000    Commonwealth Infrastructure, Series
              A, 5.25%, 7/1/10, Callable 7/1/08
              @ 101, AMBAC.....................     5,250
                                                 --------
Rhode Island (0.2%):
   1,000    Housing & Mortgage Financial Corp.,
              Series 15-B, 6.20%, 10/1/06,
              Callable 4/1/04 @ 102, MBIA......     1,068
                                                 --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                              MUNICIPAL BONDS, CONTINUED:
South Carolina (2.1%):
 $ 1,760    Greenville School Public
              Facilities, 5.60%, 3/1/10........  $  1,896
   1,045    Hilton Head Island, GO, 5.50%,
              8/1/09, MBIA.....................     1,138
   1,270    Piedmont, Municipal Power Agency,
              Electric Revenue, Series A,
              5.25%, 1/1/11, MBIA..............     1,333
   1,360    Piedmont, Municipal Power Agency,
              Electric Revenue, Series A,
              5.50%, 1/1/13, MBIA..............     1,453
     250    Piedmont, Municipal Power Agency,
              Electric Revenue, Series A,
              6.55%, 1/1/16, Callable 1/1/98 @
              100..............................       250
   2,250    State Electric Expansion System,
              5.88%, 7/1/18, Callable 2/10/98 @
              100..............................     2,252
     825    State Public Service, 5.88%,
              7/1/18, Callable 2/10/98 @ 100,
              MBIA.............................       826
   1,000    York County, School District #3,
              GO, 5.40%, 3/1/08, Callable
              3/1/06 @ 101, FSA................     1,069
                                                 --------
                                                   10,217
                                                 --------
South Dakota (1.4%):
   3,675    Health & Educational Facility
              Authority Revenue, St. Luke's
              Midland Regional Medical, 6.63%,
              7/1/11, Callable 7/1/01 @ 102,
              MBIA.............................     3,991
     250    State Lease Revenue, Series A,
              6.48%, 9/1/05, FSA...............       281
   2,645    Student Loan Assistance Corp.,
              Student Loan Revenue, Series B,
              AMT, 7.63%, 8/1/06, Callable
              8/1/99 @ 102, MBIA...............     2,782
                                                 --------
                                                    7,054
                                                 --------
Tennessee (2.4%):
   1,050    Chattanooga-Hamilton County,
              Hospital Authority, Hospital
              Revenue, 5.63%, 10/1/09, FSA.....     1,156
   1,555    Dyer County, Industrial Development
              Revenue, 6.00%, 2/1/07, Callable
              2/1/04 @ 102.....................     1,655
   2,000    Housing Development, 6.20%, 7/1/18,
              Callable 7/1/05 @ 102............     2,125

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                              MUNICIPAL BONDS, CONTINUED:
Tennessee, continued:
 $ 1,785    Memphis-Shelby Airport, 6.75%,
              9/1/12, Callable 9/1/02 @ 102....  $  1,966
   1,330    Metropolitan Government, Nashville
              & Davidson County, 7.00%,
              1/1/14...........................     1,332
   2,500    Shelby County, Series B, 5.00%,
              8/1/11, Callable 8/1/07 @ 101....     2,547
   1,000    Trenton Industrial Development
              Revenue, Series A, 5.40%,
              10/1/02..........................     1,002
                                                 --------
                                                   11,783
                                                 --------
Texas (7.7%):
   2,800    Austin Housing Finance Corp.,
              Single Family Mortgage Revenue,
              AMT, ETM, 0.00%, 12/1/11.........     1,336
   1,000    Austin Utility Systems Revenue,
              0.00%, 5/15/08, MBIA.............       618
   5,125    Cass County, Industrial Development
              Revenue, Series A, 5.30%,
              7/1/09...........................     5,335
   5,000    Coastal Bend Health Facilities,
              Incarnate Word Health Services,
              5.93%, 11/15/13, Callable
              11/15/02 @ 102, AMBAC............     5,324
   3,600    Grand Prairie Health Facilities
              Refunding, Dallas/Fort Worth
              Medical Center Project, 6.50%,
              11/1/04, AMBAC...................     4,047
   3,300    Grand Prairie Health Facilities
              Refunding, Dallas/Fort Worth
              Medical Center Project, 6.88%,
              11/1/10, AMBAC...................     3,749
   5,000    Harris County, Capital
              Appreciation, Toll Road, Sub-Lien
              A, GO, 0.00%, 8/15/03, MBIA......     3,915
   3,700    Harris County, Capital
              Appreciation, Toll Road, Sub-Lien
              A, GO, 0.00%, 8/15/05, MBIA......     2,630
   1,455    Health Facilities Development Corp.
              Hospital Revenue, All Saints
              Episcopal Hospital, 6.25%,
              8/15/12, Callable 8/15/03 @ 102,
              MBIA.............................     1,597
   1,045    Housing Agency Residential
              Development Revenue, Series D,
              AMT, 8.40%, 1/1/21, Callable
              7/1/99 @ 102.....................     1,095
     900    San Antonio Electric & Gas, 6.50%,
              2/1/12, Callable 2/1/99 @
              101.5............................       934
     600    San Antonio Electric & Gas,
              Refunding, 6.50%, 2/1/12.........       626

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                              MUNICIPAL BONDS, CONTINUED:
Texas, continued:
 $ 1,000    San Antonio Electric & Gas, Series
              B, 7.00%, 2/1/09, Callable 2/1/99
              @ 101.5..........................  $  1,046
     345    Southeast Texas Housing Financial
              Corp., Series B, 6.75%, 5/1/10...       362
   1,245    State Higher Education Coordinating
              Board, Student Loan, AMT, 7.45%,
              10/1/06, Callable 10/1/01 @
              102..............................     1,348
   1,020    Texas Tech University Revenues,
              5.95%, 2/15/13, Callable 2/15/05
              @ 100, AMBAC.....................     1,098
   2,200    United Independent School District,
              5.25%, 8/15/14, Callable 8/15/06
              @ 100............................     2,243
                                                 --------
                                                   37,303
                                                 --------
Utah (0.9%):
   2,000    Intermountain Power Agency, Power
              Supply Revenue, Series B, 6.50%,
              7/1/09, MBIA.....................     2,353
   4,750    Intermountain Power Agency, Series
              D, 0.00%, 7/1/20, Callable 7/1/02
              @ 20.61..........................       800
   1,340    State Housing Finance Authority,
              AMT, 6.35%, 7/1/12, Callable
              1/1/05 @ 102.....................     1,420
                                                 --------
                                                    4,573
                                                 --------
Vermont (0.3%):
   1,430    University of Vermont & State
              Agricultural College, Series 1973
              A, 5.80%, 7/1/13, Callable
              2/10/98 @ 101....................     1,445
                                                 --------
Virginia (1.6%):
   3,905    State Housing Development
              Authority, Commonwealth Mortgage,
              Series A, AMT, 6.80%, 7/1/06,
              AMBAC............................     4,265
   1,340    State Housing Development
              Authority, Commonwealth Mortgage,
              Series J, 6.65%, 7/1/10, Callable
              1/1/05 @ 102.....................     1,447
   2,000    State Housing Development
              Authority, Series B Sub B2,
              6.70%, 1/1/15, Callable 1/1/06 @
              102..............................     2,199
                                                 --------
                                                    7,911
                                                 --------

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                              MUNICIPAL BONDS, CONTINUED:
Washington (4.1%):
 $ 1,830    Chelan County, Washington Public
              Utilities Revenue, 5.90%, 7/1/13,
              Mandatory Put 7/1/03 @ 102.......  $  1,921
   1,360    King County, School District #400,
              GO, 6.50%, 12/1/08...............     1,602
   1,084    Kitsap County, Consolidated
              Housing, 7.00%, 8/20/08, GNMA....     1,212
   1,000    Seattle Light & Power Revenue,
              6.00%, 8/1/13, Callable 8/1/02 @
              102..............................     1,065
   1,000    Seattle Solid Waste, Series B,
              7.00%, 5/1/03, Callable 5/1/99 @
              102, BIG.........................     1,058
   1,215    Seattle, Light and Power Revenue,
              5.00%, 7/1/13, Callable 7/1/07 @
              102..............................     1,224
   1,540    Seattle, Light and Power Revenue,
              5.00%, 7/1/14, Callable 7/1/07 @
              102..............................     1,543
   1,450    Seattle, Light and Power Revenue,
              5.00%, 7/1/16, Callable 7/1/07 @
              102..............................     1,439
   1,450    Seattle, Light and Power Revenue,
              5.00%, 7/1/16, Callable 7/1/07 @
              102..............................     1,439
   3,000    Snohomish County, Public Utility
              District #001, Electric Revenue,
              6.00%, 1/1/13, Callable 1/1/03 @
              102, FGIC........................     3,213
     700    State Certificates Partnership,
              Series A, 6.80%, 4/1/06, Callable
              4/1/01 @ 102.....................       757
   3,500    State Nuclear Project #1, Series A,
              6.00%, 7/1/08, AMBAC.............     3,910
   1,000    State Public Power, Nuclear Project
              #1, 5.13%, 7/1/11, Callable
              7/1/07 @ 102.....................     1,003
                                                 --------
                                                   19,947
                                                 --------
West Virginia (3.1%):
   1,500    Board of Regents Revenue, Series A,
              5.90%, 4/1/04, ETM...............     1,598
   2,495    Harrison County, Community Split
              Obligation, Series A, 6.25%,
              5/15/10..........................     2,881
   3,500    School Building Authority, Series
              B, 5.40%, 7/1/17, Callable 7/1/07
              @ 102, FSA.......................     3,599

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                              MUNICIPAL BONDS, CONTINUED:
West Virginia, continued
 $ 1,150    State College Revenue, 6.00%,
              4/1/12, Callable 4/1/03 @ 102,
              AMBAC............................  $  1,242
   2,000    State Housing Development Fund,
              Housing Finance, AMT, 7.20%,
              11/1/20, Callable 5/1/02 @ 102...     2,145
   2,175    University Athletics, Series B,
              5.00%, 5/1/22, Callable 5/1/08 @
              101, AMBAC.......................     2,136
   1,800    University Student Union, Series B,
              5.00%, 5/1/17, Callable 5/1/08 @
              101, AMBAC.......................     1,769
                                                 --------
                                                   15,370
                                                 --------
Wisconsin (0.3%):
     500    Mukwonago School District, 5.80%,
              3/1/07, Prerefunded 3/1/02 @100,
              AMBAC............................       532
   1,000    State, Series A, 6.30%, 5/1/07,
              Prerefunded 5/1/02 @ 100.........     1,084
                                                 --------
                                                    1,616
                                                 --------
Wyoming (0.5%):
     875    Community Development Authority
              Single Family Mortgage, Series A,
              7.25%, 6/1/07, Callable 6/1/01 @
              102..............................       917
   1,395    Sweetwater County, School District
              #2, Green River, GO, 7.00%,
              6/1/04, MBIA.....................     1,607
                                                 --------
                                                    2,524
                                                 --------
  Total Municipal Bonds                           504,958
                                                 --------
WEEKLY DEMAND NOTES (1.3%):
Illinois (0.5%):
   2,600    State Health Facilities Authority,
              4.15%, 7/1/27, LOC: First
              National Bank of Chicago*........     2,600
                                                 --------

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
WEEKLY DEMAND NOTES, CONTINUED:
Indiana (0.8%):
 $ 1,000    Indiana Capital Health Program,
              3.75%, 8/1/06*...................  $  1,000
   1,000    Indiana Hospital Equipment
              Financing Authority Revenue,
              Series A, 3.75%, 12/1/15*........     1,000
   1,860    Indiana State Housing Finance
              Authority, 4.25%, 1/1/29, LOC:
              Federal Home Loan Bank*..........     1,860
                                                 --------
                                                    3,860
                                                 --------
  Total Weekly Demand Notes                         6,460
                                                 --------
INVESTMENT COMPANIES (0.1%):
     656    Provident Muni Cash................       656
                                                 --------
  Total Investment Companies                          656
                                                 --------
Total (Cost $486,031) (a)                        $512,074
                                                 ========

------------

Percentages indicated are based on net assets of $488,353.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows
    (amounts in thousands):

                   Unrealized appreciation.....................................  $26,077
                   Unrealized depreciation.....................................      (34)
                                                                                 -------
                   Net unrealized appreciation.................................  $26,043
                                                                                 =======

 * Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at December 31, 1997.

AMBAC  Insured by AMBAC Indemnity Corp.
AMT    Alternative Minimum Tax Paper
BIG    Insured by Bond Insurance Guarantee
ETM    Escrowed to Maturity
FGIC   Insured by Federal Guarantee Insurance Corp.
FNMA   Insured by Federal National Mortgage Association
FSA    Insured by Federal Security Assurance
GNMA   Insured by Government National Mortgage Association
GO     General Obligation
GSL    Guaranteed Student Loans
IDR    Industrial Development Revenue
MBIA   Insured by Municipal Bond Insurance Association

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                  DAILY DEMAND NOTES (2.9%):
                             North Dakota (0.2%):
 $ 1,125    Grand Forks North Dakota, United
              Hospital, 5.10%, 12/1/16...........   $  1,125
                                                    --------
                             Pennsylvania (1.9%):
  11,490    Allegheny County Pennsylvania
              Industrial Development, Logwood at
              Oakmont Inc., 5.25%, 7/1/27*.......     11,490
                                                    --------
                               Washington (0.3%):
   1,300    Washington State Health Care
              Facilities Authority Mason Medical,
              5.00%, 2/15/27*....................      1,300
     800    Washington State Housing Finance,
              5.10%, 1/1/21, LOC: US Bank of
              Washington*........................        800
                                                    --------
                                                       2,100
                                                    --------
                                Wisconsin (0.5%):
   3,500    State Health Facilities, 3.70%,
              1/1/16, LOC: Toronto Dominion
              Bank*..............................      3,500
                                                    --------
  Total Daily Demand Notes                            18,215
                                                    --------
                                MONTHLY DEMAND NOTES (0.1%):
                               California (0.1%):
     600    Windsor, Multi-Family Revenue, 4.35%,
              8/1/25, LOC: Banque Paribas*.......        600
                                                    --------
  Total Monthly Demand Notes                             600
                                                    --------
                                    MUNICIPAL BONDS (96.9%):
                                  Alabama (0.3%):
     565    Alabama Housing Finance Authority,
              Series A-1, 5.80%, 10/1/08,
              Callable 4/1/05 @ 102, GNMA........        596
   1,000    Mobile Alabama Board of School
              Commissioners, 5.00%, 3/1/08,
              Callable 3/1/04 @ 102, AMBAC.......      1,032
                                                    --------
                                                       1,628
                                                    --------
                                   Alaska (2.5%):
     285    Alaska State Department
              Administration, 4.40%, 9/1/98......        286
     755    Anchorage Alaska, Series A, 5.40%,
              4/1/07, Callable 4/1/06 @ 100,
              MBIA...............................        803
   3,570    Energy Authority, Utility Revenue,
              5.20%, 7/1/17, Callable 7/1/08 @
              100, FSA...........................      3,583
   1,185    Home Mortgage Revenue Refunding,
              8.00%, 3/1/09, Callable 3/1/02 @
              102, FNMA..........................      1,279
     155    Juneau City & Boro Home Mortgage
              Revenue, 8.00%, 2/1/09, Callable
              2/1/02 @ 100, FNMA.................        167
   1,750    North Slope, Series B, 0.00%,
              6/30/04............................      1,306

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                               Alaska, continued:
 $ 8,440    State Housing Finance Corp., 0.00%,
              12/1/17, Callable 6/1/07 @ 54,
              MBIA...............................   $  2,608
  30,000    State Housing Finance Corp., Series
              A-2, AMT, 0.00%, 6/1/37, Callable
              12/1/07 @ 17.74....................      3,018
   2,750    Student Loan Corp., Series A, AMT,
              5.75%, 7/1/14, Callable 7/1/07 @
              100, AMBAC.........................      2,906
                                                    --------
                                                      15,956
                                                    --------
                                  Arizona (0.5%):
     200    Arizona State Transportation Board,
              Series A, 6.10%, 7/1/01, OID @
              99.641.............................        214
     325    Maricopa County, Industrial
              Development, Multi-Family Housing,
              7.25%, 7/1/17, Callable 7/1/07 @
              101................................        337
   1,500    Maricopa County, Industrial
              Development, Multi-Family Housing
              Revenue, Series A, 6.25%, 7/1/27,
              Callable 1/1/07 @ 101..............      1,557
     250    Phoenix Arizona, Series 1985A, 7.00%,
              7/1/03, Callable 01/01/98 @ 101....        284
   1,000    Yuma, Individual & Multi-Family
              Apartments, Series A, 5.40%,
              12/20/17, Callable 12/20/04 @ 100,
              GNMA...............................      1,007
                                                    --------
                                                       3,399
                                                    --------
                                 Arkansas (1.9%):
     343    Drew County, Public Facilities Board,
              7.90%, 8/1/11, Callable 8/1/03 @
              103, FNMA..........................        372
     149    Drew County, Public Facilities Board,
              7.75%, 8/1/11, Callable 2/1/04 @
              100................................        160
     517    Jacksonville, Residential Housing
              Facilities Board, Single Family
              Mortgage Revenue, 7.90%, 1/1/11,
              Callable 7/1/03 @ 103..............        567
     231    Jacksonville, Residential Housing
              Facilities Board, Single Family
              Mortgage Revenue, 7.75%, 1/1/11,
              Callable 7/1/05 @ 103..............        252
     990    Jefferson County, PCR, Power & Light
              Co. Project, 6.13%, 10/1/07,
              Callable 4/1/06 @ 100, BIG.........        991
     216    Lonoke County, Residential Housing
              Facilities Board, Single Family
              Mortgage Revenue, 7.38%, 4/1/11,
              Callable 4/1/03 @ 103..............        234

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                             Arkansas, continued:
 $   626    Lonoke County, Residential Housing
              Facilities Board, Single Family
              Mortgage Revenue, Series A-2,
              7.90%, 4/1/11, FNMA................   $    687
   1,000    Paragould, Hospital Revenue, 6.38%,
              10/1/17, Callable 10/1/06 @ 102....      1,074
   1,143    Pope County, Residential Facilities,
              Housing Board Mortgage Revenue,
              Series B, 7.75%, 9/1/11, Callable
              8/1/02 @ 102, FHA..................      1,231
   1,500    State Capital Appreciation, College
              Savings, Series 97A, 0.00%,
              6/1/16.............................        566
   2,000    State Capital Appreciation, College
              Savings, Series A, 0.00%, 6/1/15...        802
   1,930    State Development Authority Revenue
              Refunding, 8.00%, 8/15/11, Callable
              8/15/01 @ 103......................      2,078
   3,650    State Development Finance Authority
              Revenue, 0.00%, 6/1/15.............      1,414
     880    State Development Finance Authority
              Revenue, Single Family Housing,
              7.75%, 4/1/21, Callable 4/1/99 @
              102, GNMA..........................        912
     478    Stuttgart Public Facilities Board
              Revenue, Series A-2, 7.90%, 9/1/11,
              Callable 9/1/03 @ 103..............        524
     257    Stuttgart Public Facilities Board
              Revenue, Series B, 7.75%, 9/1/11,
              Callable 3/1/06 @ 103..............        282
                                                    --------
                                                      12,146
                                                    --------
                               California (2.5%):
     430    ABAG Finance Authority for Nonprofit
              Corp., 5.85%, 10/1/27, Callable
              10/1/07 @ 102......................        444
   1,255    Fairfield, Water Revenue, 0.00%,
              4/1/15, Callable 4/1/05 @ 56.7,
              AMBAC..............................        505
   1,690    Fresno Housing Authority, Project B,
              AMT, 5.60%, 8/1/30, Callable 8/1/07
              @ 102..............................      1,738
   1,080    Housing Finance Agency Revenue, Home
              Mortgage, AMT, 7.50%, 2/1/23,
              Callable 8/1/05 @ 102, FHA.........      1,191
      15    Housing Finance Agency Revenue, Home
              Mortgage, Series C, AMT, 7.45%,
              8/1/11, Callable 8/1/01 @ 102......         15
     680    Housing Finance Agency Revenue, Local
              or Guaranteed Housing, Series B,
              8.63%, 8/1/15, Callable 8/1/00 @
              100, MBIA..........................        712

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                           California, continued:
 $   570    Housing Finance Agency Revenue,
              Series H, AMT, 6.80%, 8/1/19,
              Callable 8/1/04 @ 102, FHA.........   $    599
     780    Housing Finance Agency Revenue,
              Single Family Housing, Series F,
              7.88%, 8/1/19, Callable 8/1/98 @
              102................................        803
     100    Los Angeles, California Water & Power
              Electric, 4.50%, 8/15/98...........        100
   1,000    Oakland, Revenue Refunding, Series A,
              7.60%, 8/1/21, Callable 8/1/98 @
              102, FGIC..........................      1,041
     815    Redondo Beach, Redevelopment Agency,
              Residential Mortgage Revenue,
              Series B, 6.25%, 6/1/11, Callable
              6/1/03 @ 100.......................        836
     350    Rural Home Mortgage Financing
              Authority Revenue, Single Family
              Mortgage Revenue, AMT, 7.25%,
              12/1/24, Callable 12/1/04 @ 103,
              GNMA...............................        379
     810    Rural Home Mortgage Financing
              Authority, AMT, 7.55%, 11/1/26.....        944
     805    Rural Home Mortgage Financing
              Authority, AMT, 7.75%, 5/1/27......        937
   2,230    Rural Home Mortgage, Class 5, AMT,
              5.50%, 3/1/29, LOC: GNMA...........      2,467
   1,180    San Joaquin Hills Toll Road,
              Pre-refunded, 0.00%, 1/1/14........        533
   4,435    San Joaquin Hills Toll Road,
              Pre-refunded, 0.00%, 1/1/16........      1,790
   1,105    State Department of Veterans'
              Affairs, AMT, 7.38%, 8/1/12,
              Callable 2/1/98 @ 101.5............      1,125
                                                    --------
                                                      16,159
                                                    --------
                                Colorado (16.2%):
   5,250    Arapahoe County, Highway Revenue,
              Series C, 0.00%, 8/31/15, Callable
              8/31/05 @ 48.6.....................      1,819
   4,920    Aurora County, Industrial
              Development, Series A, 5.38%,
              12/1/11, Callable 12/1/02 @ 102....      4,920
   5,030    Aurora, Single Family Mortgage
              Revenue, Series A2, 0.00%, 9/1/15,
              Prerefunded 3/1/13 @ 75.2..........      1,758
   2,205    Brush Creek Metropolitan District,
              GO, Refunding, 6.70%, 11/15/09,
              Callable 11/15/03 @ 101............      2,402
     400    Central City Water Revenue, GO, Water
              Utility Improvements, 8.63%,
              9/15/11, Prerefunded 9/15/02 @
              100................................        474

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                             Colorado, continued:
 $   655    Central City Water Revenue, GO, Water
              Utility Improvements, 7.50%,
              12/1/12, Prerefunded 12/1/02 @
              100................................   $    748
   2,500    Colorado Health Facilities Authority
              Steamboat Springs, 5.75%, 9/15/22,
              callable 9/15/08 @ 101.............      2,517
   3,700    Colorado Springs Airport Revenue,
              AMT, 6.90%, 1/1/12, Callable 1/1/03
              @ 102, MBIA........................      4,095
   1,275    Dawson Ridge, Metropolitan District
              No.1, ETM, 0.00%, 10/1/12..........        600
   1,000    Denver Housing Corp., Series A,
              5.35%, 10/1/12, Callable 10/1/07 @
              101................................      1,017
   2,500    Denver, City & County Airport
              Revenue, AMT, 5.63%, 11/15/08,
              Callable 11/15/06 @ 102, MBIA......      2,709
     875    Denver, City & County Airport
              Revenue, AMT, 6.75%, 11/15/13,
              Callable 11/15/02 @ 102,
              MBIA-IBC...........................        963
  20,610    Denver, City & County Mortgage, AMT,
              0.00%, 8/1/29......................      3,194
   9,850    Denver, City & County Residual
              Revenue, 0.00%, 7/10/14, Callable
              7/1/01 @ 39.6......................      3,125
     525    Denver, City & County, Series C,
              5.40%, 8/1/01, Callable 8/1/00 @
              101................................        548
   5,935    Douglas County Colorado Multi-Family
              Revenue, Parker Hilltop Apt
              Project, 4.00%, 12/1/27, ATM.......      5,934
   1,250    Eagle's Nest Metropolitan District,
              GO, Refunding, 6.50%, 11/15/17,
              Callable 11/15/97 @ 107............      1,329
     223    El Paso County, Home Mortgage, Series
              C, 8.30%, 9/20/18, Callable 12/1/97
              @ 100..............................        249
   1,145    El Paso County, Single Family
              Mortgage Revenue, 0.00%, 9/1/15,
              ETM................................        461
   2,500    Englewood, Multi-Family Housing,
              Marks Apartment Revenue, 6.65%,
              12/1/26, Callable 12/1/06 @ 102....      2,668
   1,415    Englewood, Multi-Family Housing,
              Marks Apartment Revenue, Series B,
              6.00%, 12/15/18, Callable 12/15/03
              @ 100, LOC: Citibank...............      1,439
   1,685    Housing Finance Authority, GO, 6.80%,
              8/1/14, Callable 8/1/02 @ 102......      1,783

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                             Colorado, continued:
 $ 2,560    Housing Finance Authority,
              Multi-Family Mortgage Revenue,
              Series B, 6.00%, 10/1/25, Callable
              2/11/98 @ 100.5, FHA...............   $  2,204
     165    Housing Finance Authority,
              Multi-Family Revenue, AMT, 5.75%,
              10/1/06, Callable 4/1/06 @ 102.....        175
     875    Housing Finance Authority,
              Multi-Family Revenue, Series A,
              9.00%, 10/1/25, Callable 10/1/00 @
              100, FHA...........................        882
     255    Housing Finance Authority, Series A,
              6.90%, 5/1/01......................        269
   2,500    Housing Finance Authority, Series
              B-2, AMT, 7.00%, 5/1/26, Callable
              5/1/07 @ 105.......................      2,792
   2,500    Housing Finance Authority, Series
              C-2, AMT, 6.88%, 11/1/28, Callable
              11/1/07 @ 105......................      2,772
   3,550    Housing Finance Authority, Single
              Family, 7.45%, 11/1/27, Callable
              5/1/06 @ 105.......................      4,079
     790    Housing Finance Authority, Single
              Family Program, Series B, 6.13%,
              5/1/13, Callable 11/1/04 @ 103,
              FHA................................        824
     735    Housing Finance Authority, Single
              Family Program, Series B, 7.50%,
              11/1/24, Callable 11/1/04 @ 105,
              FHA................................        826
     210    Housing Finance Authority, Single
              Family Program, Series B-2, 6.90%,
              8/1/17, Callable 2/1/01 @ 102,
              FHA................................        220
     400    Housing Finance Authority, Single
              Family Program, Series D-1, 6.60%,
              8/1/17, Callable 8/1/01 @ 102,
              FHA................................        411
   2,000    Housing Finance Authority, Single
              Family Program, Series D-1, 7.38%,
              6/1/26, Callable 12/1/05 @ 105.....      2,254
     680    Housing Finance Authority, Single
              Family Program, Series E, AMT,
              6.25%, 12/1/09, Callable 12/1/04 @
              103................................        719
     360    Housing Finance Authority, Single
              Family Program, Sub Series A, AMT,
              6.50%, 12/1/02.....................        376
   9,500    Housing Finance Authority, Single
              Family Revenue, AMT, 7.25%, 5/1/27,
              Callable 5/1/07 @ 105..............     10,731
     910    Housing Finance Authority, Single
              Family Revenue, Series 95C, 7.45%,
              6/1/17, Callable 6/1/05 @ 105......      1,037
     490    Housing Finance Authority, Single
              Family Revenue, Series A, 0.00%,
              9/1/14, FHA........................         91

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                             Colorado, continued:
 $   370    Housing Finance Authority, Single
              Family Revenue, Series A-3, AMT,
              6.50%, 11/1/23, Callable 5/1/02 @
              102................................   $    385
   3,500    Housing Finance Authority, Single
              Family Revenue, Series C-1, AMT,
              7.55%, 11/1/27, Callable 11/1/06 @
              102................................      3,974
   1,000    Jefferson County, Single Family
              Revenue, Refunding, Series A,
              8.88%, 10/1/13, Callable 4/1/01 @
              103, MBIA..........................      1,074
   7,525    Meridian Metropolitan District,
              7.50%, 12/1/11, Callable 12/1/01 @
              101................................      8,298
   1,500    Mesa County, Residual Revenue
              Refunding, 0.00%, 12/1/11, ETM.....        753
   2,895    Montrose County, Hospital Revenue,
              Series B, 5.25%, 12/1/17, Callable
              12/1/07 @ 102......................      2,896
     140    Mountain Village Metropolitan
              District, 7.95%, 12/1/03,
              Prerefunded 12/1/02 @ 101..........        163
   1,720    Mountain Village Metropolitan
              District, 8.10%, 12/1/11,
              Prerefunded 12/1/02 @ 101..........      2,024
     890    Mountain Village Metropolitan
              District San Miguel County, 7.95%,
              12/01/03, Callable 12/1/02 @ 101...        999
     835    Mountain Village Metropolitan
              District, San Miguel County, 8.10%,
              12/1/11, Callable 12/1/02 @ 101....        968
   2,630    Mountain Village Metropolitan
              District, San Miguel County, 5.15%,
              12/1/13, Callable 12/01/07 @ 101...      2,683
   3,700    Mountain Village Metropolitan
              District, San Miguel County, 5.20%,
              12/1/17, Callable 12/1/07 @ 101....      3,728
                                                    --------
                                                     103,359
                                                    --------
                              Connecticut (2.3%):
   4,350    Stamford, Connecticut Housing
              Authority, Rippowam Project, 6.25%,
              10/1/19, Callable 10/1/08 @ 103....      4,605
   9,200    Stamford, Connecticut Housing
              Authority, Rippowam Project,
              6.375%, 10/1/29, Callable 10/1/08 @
              103................................      9,738
     175    State Housing Mortgage, Series A,
              7.63%, 11/15/17, Callable 2/11/98 @
              102................................        179
                                                    --------
                                                      14,522
                                                    --------
                                 Delaware (0.0%):
     765    New Castle County, Single Family
              Mortgage Revenue, 0.00%, 11/1/16,
              FGIC...............................        122
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                     District of Columbia (0.1%):
 $   400    State, 6.80%, 5/1/98.................   $    404
                                                    --------
                                  Florida (5.1%):
   1,030    Brevard County, Housing Finance
              Authority, Single Family Mortgage
              Revenue, AMT, 6.13%, 9/1/09,
              Callable 9/1/04 @ 102..............      1,067
   4,510    Duval County, Housing Finance
              Authority, Single Family Revenue,
              Series C, 7.35%, 7/1/24, Callable
              9/1/00 @ 103, FGIC Mortgage........      4,822
     565    Escambia County, Housing Finance
              Authority, Single Family Revenue,
              AMT, 6.60%, 10/1/12, Callable
              4/1/05 @ 102, GNMA.................        588
   2,000    Hillsborough County Aviation, Series
              B, 5.13%, 10/1/17, Callable 10/1/06
              @ 101, AMBAC.......................      1,994
     470    Housing Finance Agency, Home
              Ownership Revenue, 7.50%, 9/1/14,
              Callable 9/1/00 @ 102, GNMA........        497
   2,000    Lee County, Housing Finance
              Authority, Series A, AMT, 5.60%,
              3/1/29, Callable 9/1/07 @ 105,
              FNMA...............................      2,217
   2,680    Lee County, Housing Finance
              Authority, Single Family Revenue,
              AMT, 7.20%, 3/1/27, Callable 3/1/07
              @ 105..............................      3,035
     745    Leon County, Housing Finance
              Authority, Multi-County Program,
              Series B, AMT, 7.30%, 1/1/28.......        848
   1,755    Manatee County, Housing Finance
              Authority, Mortgage Revenue, 8.38%,
              5/1/25, Callable 5/1/04 @ 105......      2,030
   2,305    Manatee County, Housing Finance
              Authority, Mortgage Revenue, AMT,
              7.20%, 5/1/28, Callable 3/1/07 @
              105, GNMA..........................      2,613
     790    Orange County, Housing Finance
              Authority, Mortgage Revenue, Series
              A, AMT, 7.25%, 9/1/19, Callable
              3/1/01 @ 103.......................        839
     800    Orange County, Housing Finance
              Authority, Mortgage Revenue, Series
              A, AMT, 7.38%, 9/1/24, Callable
              3/1/01 @ 103, FHA..................        852
     535    Palm Beach County, Housing Finance
              Authority, Single Family Mortgage
              Revenue, Series A, AMT, 6.38%,
              10/1/06, Callable 10/1/04 @ 102....        560

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                              Florida, continued:
 $ 1,765    Pinellas County, Housing Finance
              Authority, Single Family Mortgage
              Revenue, Multi-County, Series A,
              6.35%, 2/1/17, Callable 2/1/05 @
              102................................   $  1,849
   2,500    Pinellas County, Housing Finance
              Authority, Single Family Mortgage
              Revenue, Series 95-A, AMT, 6.25%,
              8/1/12, Callable 2/1/05 @ 102......      2,651
   2,150    Polk County, Housing Finance
              Authority, Single Family Mortgage
              Revenue, Series A, AMT, 7.88%,
              9/1/22, Callable 3/1/00 @ 103......      2,278
   1,320    Santa Rosa Bay Bridge Authority, ACA,
              0.00%, 7/1/08......................        763
   1,625    Santa Rosa Bay Bridge Authority, ACA,
              0.00%, 7/1/09......................        871
   1,535    Santa Rosa Bay Bridge Authority, ACA,
              0.00%, 7/1/12......................        735
   1,035    Santa Rosa Bay Bridge Authority, ACA,
              0.00%, 7/1/14......................        441
   1,080    Santa Rosa Bay Bridge Authority, ACA,
              0.00%, 7/1/16......................        409
     500    State Finance Department, 6.25%,
              7/1/09, Callable 7/1/02 @ 101,
              MBIA...............................        542
                                                    --------
                                                      32,501
                                                    --------
                                  Georgia (1.5%):
     785    De Kalb County, Housing Authority
              Revenue, 6.40%, 5/1/05, Callable
              5/1/04 @ 100.......................        823
   5,000    De Kalb County, Housing Authority
              Revenue, Multi-Family Housing,
              7.05%, 1/1/39, Callable 1/1/08 @
              104, FHA...........................      5,493
     775    De Kalb County, Housing Authority
              Revenue, Single Family Housing,
              AMT, 7.65%, 6/1/18, Callable 6/1/04
              @ 100, GNMA........................        825
   1,765    Fulton County, Housing Authority
              Revenue, Multi-Family Housing,
              Series A, AMT, 6.30%, 7/1/16,
              Callable 7/1/06 @ 102..............      1,842
     500    Georgia Municipal Electric Power
              Authority, GO, Series Q, 8.375%,
              1/1/16, Callable 1/1/98 @ 102......        510
                                                    --------
                                                       9,493
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                                    Idaho (1.1%):
 $ 1,500    Housing & Financial Assistance,
              Single Family Mortgage, Series D,
              AMT, 6.45%, 7/1/14, Callable 1/1/06
              @ 102, FHA.........................   $  1,597
   2,155    Housing & Financial Assistance,
              Single Family Mortgage, Series H,
              AMT, 6.05%, 7/1/14, Callable 1/1/07
              @ 102, FHA.........................      2,262
     275    Housing Agency, Single Family
              Mortgage, AMT, 6.30%, 7/1/24,
              Callable 1/1/03 @ 102..............        284
     160    Housing Agency, Single Family
              Mortgage, Series A-2, AMT, 6.55%,
              7/1/24, Callable 1/1/03 @ 102......        167
   1,075    Housing Finance Assignment, Single
              Family Mortgage Revenue, Series
              97-E2, AMT, 5.95%,
              7/1/14, Callable 1/1/07 @ 101.5....      1,120
   1,520    Power County, PCR, 5.63%, 10/1/14....      1,553
                                                    --------
                                                       6,983
                                                    --------
                                 Illinois (5.5%):
   5,890    Addison Alton Electric Public
              Improvements Revenue, Sub Series 1,
              0.00%, 7/1/11, Callable 7/1/04 @
              62.................................      2,644
     195    Aurora Kane & DuPage Counties, Single
              Family Mortgage Revenue, Series A,
              AMT, 7.95%, 10/1/25, GNMA..........        221
  12,410    Aurora, Illinois Fox Valley
              Apartments, 5.3%, 11/1/27, Callable
              11/1/05 @ 101......................     12,496
     330    Aurora, Single Family Mortgage
              Revenue Refunding, Series B, AMT,
              8.05%, 9/1/25, Callable 9/1/04 @
              105................................        379
   2,780    Bolingbrook Mortgage Revenue, Capital
              Appreciation, Sub Series 1, 0.00%,
              1/1/11, Callable 1/1/00 @ 48.6.....      1,092
   2,000    Chicago Single Family Mortgage
              Revenue, AMT, 6.95%, 9/01/28,
              Callable 9/01/07 @ 105, AMBAC......      2,223
   1,590    Chicago, Residential Mortgage
              Revenue, 0.00%, 10/1/09, Callable
              4/1/98 @ 48.84, MBIA...............        718
   1,415    Chicago, Single Family Mortgage
              Revenue, AMT, 7.63%, 9/1/27,
              Callable 6/15/06 @ 105, GNMA.......      1,621
   2,000    Chicago, Single Family Mortgage
              Revenue, Series 97-A, AMT, 7.25%,
              9/1/28, Callable 9/1/07 @ 105,
              GNMA...............................      2,264

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                             Illinois, continued:
 $ 3,355    Chicago, Single Family Mortgage
              Revenue, Series A, AMT, 7.00%,
              9/1/27, Callable 3/1/06 @ 105......   $  3,746
     715    Danville, Single Family Mortgage
              Revenue Refunding, 7.30%, 11/1/10,
              Callable 11/1/03 @ 102.............        765
   3,530    Freeport Single Family Mortgage
              Revenue, 0.00%, 8/1/10, Callable
              10/1/01 @ 49.......................      1,298
     730    Housing Development Authority,
              Residential Mortgage Revenue,
              Series A, AMT, 7.35%, 8/1/10,
              Callable 8/1/01 @ 102..............        770
   4,685    Moline, Mortgage Revenue, Capital
              Appreciation, Sub Series 1, 0.00%,
              5/1/11, Callable 5/1/05 @ 65.......      1,843
     905    Quincy, Single Family Mortgage
              Revenue Refunding, 6.88%, 3/1/10,
              Callable 3/1/04 @ 102..............        966
     400    Rock Island, Residential Mortgage
              Revenue Refunding, 7.70%, 9/1/08,
              Callable 9/1/02 @ 102..............        430
     300    State, 6.38%, 6/1/98.................        303
     300    State, 4.40%, 12/1/03, MBIA..........        303
   1,000    State Sales Tax, Series S, 4.80%,
              6/15/06, OID @ 99.522..............      1,031
                                                    --------
                                                      35,113
                                                    --------
                                  Indiana (1.6%):
   2,250    Marion County, Hospital Authority
              Revenue, 6.50%, 9/1/13, Callable
              9/1/99 @ 102.......................      2,520
   3,500    State Housing Finance Authority,
              Single Family Mortgage Revenue,
              Series A-2, AMT, 6.45%, 7/1/14,
              Callable 7/1/05 @ 102, FHA.........      3,743
     695    State Housing Finance Authority,
              Single Family Mortgage Revenue,
              Series B-2, AMT, 7.80%, 1/1/22,
              Callable 7/1/00 @ 102, GNMA........        732
   3,130    State Toll Finance Authority, Toll
              Road Revenue, 6.00%, 7/1/15,
              Callable 7/1/97 @ 100..............      3,135
                                                    --------
                                                      10,130
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                                     Iowa (1.2%):
 $   650    Davenport, Home Ownership Mortgage
              Revenue Refunding, 7.90%, 3/1/10,
              Callable 9/1/04 @ 102..............   $    699
   1,010    Finance Authority, Multi-Family
              Revenue, AMT, 7.15%, 12/1/09.......      1,102
  13,465    Finance Authority, Single Family
              Mortgage Revenue, 0.00%, 9/1/16,
              AMBAC..............................      1,720
     590    Finance Authority, Single Family
              Revenue, AMT, 7.90%, 11/1/22,
              Callable 11/1/99 @ 102, GNMA.......        618
   2,525    Finance Authority, Single Family
              Revenue, Mortgage Backed Securities
              Program, Series C, 6.40%, 7/1/19,
              Callable 1/1/05 @ 102, GNMA........      2,683
     885    Salix, PCR, Gas & Electric Project,
              5.75%, 6/1/03, Callable 1/1/98 @
              100................................        890
                                                    --------
                                                       7,712
                                                    --------
                                   Kansas (2.7%):
     390    Finney County, Single Family Mortgage
              Revenue, 8.95%, 10/1/09, Callable
              4/1/98 @ 100.......................        391
     755    Ford County, Single Family Mortgage
              Revenue, 7.90%, 8/1/10, Callable
              8/1/02 @ 103, FHA..................        817
   1,865    Johnson County, Single Family
              Mortgage Revenue, 7.10%, 5/1/12,
              Callable 5/1/04 @ 103..............      2,039
     500    Labette County, Single Family
              Mortgage Revenue, Series A, 8.40%,
              12/1/11, Callable 6/1/03 @ 103.....        537
     340    Olathe & Labette County, Single
              Family Mortgage Revenue, Series
              A-I, AMT, 8.10%, 8/1/23, Callable
              2/1/05 @ 105.......................        383
   2,505    Olathe County, Multi-Family Housing
              Project, Series A, 5.75%, 7/1/12,
              Callable 7/1/07 @ 101..............      2,552
   1,005    Olathe County, Multi-Family Housing,
              Project B, AMT, 5.80%, 7/1/12,
              Callable 7/1/07 @ 101..............      1,024
   2,400    Reno & Labette County, Single Family
              Mortgage Revenue, Series A, 0.00%,
              12/1/15, ETM, FGIC.................        954
     495    Reno County, Single Family Mortgage
              Revenue, Series B, 8.70%, 9/1/11,
              Callable 9/1/01 @ 103..............        544
   2,500    Sedgwick & Shawnee County, Series
              A-1, AMT, 5.50%, 6/1/29, GNMA......      2,745

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                               Kansas, continued:
 $   445    Sedgwick & Shawnee County, Single
              Family Revenue, Series B, 8.05%,
              5/1/14, GNMA.......................   $    499
     465    Sedgwick & Shawnee County, Single
              Family Revenue, Series B-2, 7.80%,
              5/1/14, Callable 11/1/04 @ 103.....        513
     470    Sedgwick & Shawnee County, Single
              Family Revenue, Series C-2, 7.80%,
              11/1/24, Callable 11/1/04 @ 105,
              GNMA...............................        526
   2,070    Sedgwick County, Mortgage Loan
              Revenue, Series B, AMT, 7.80%,
              6/1/22, Callable 6/1/00 @ 103,
              AMBAC, GNMA........................      2,196
   2,120    Shawnee County, Single Family
              Mortgage Revenue, 0.00%, 10/1/16,
              Callable 10/1/01 @ 23, MBIA........        317
     975    Wichita, Single Family Mortgage
              Revenue, Series A, 7.10%, 9/1/09,
              Callable 3/1/03 @ 103..............      1,035
                                                    --------
                                                      17,072
                                                    --------
                                 Kentucky (0.3%):
     510    Housing Corp. Revenue, Series D, AMT,
              6.13%, 7/1/22, Callable 7/1/98 @
              100................................        527
   1,605    Meade County, PCR, Olin Corp.
              Project, 6.00%, 7/1/07, Callable
              2/11/98 @ 100......................      1,616
                                                    --------
                                                       2,143
                                                    --------
                                Louisiana (1.7%):
     900    Calcasieu Parish, Single Family
              Mortgage Revenue, Series 92B,
              0.00%, 5/1/13, Callable 11/1/02 @
              49.................................        322
   1,390    Greater Baton Rouge Parking Authority
              Sales & Use Tax, 6.375%, 7/1/03,
              Callable 2/11/98 @ 100.............      1,393
   2,250    Housing Finance Agency, Series B-2,
              AMT, 6.75%, 12/1/28, Callable
              6/1/07 @ 102, GNMA.................      2,465
     850    Iberia Home Mortgage Authority,
              Single Family Mortgage Revenue
              Refunding, 7.38%, 1/1/11, Callable
              1/1/01 @ 100.......................        924
   2,475    Jefferson Parish Home Mortgage
              Authority Single Family, 0.00%,
              5/1/17.............................        898
     700    Louisiana State, Series A, 8.00%,
              5/1/98, AMBAC......................        710
   5,000    New Orleans, 0.00%, 9/1/14, AMBAC....      2,181

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                            Louisiana, continued:
 $    80    Public Facilities Authority Revenue,
              Single Family Mortgage, 7.50%,
              10/1/15, Callable 4/15/98 @ 100....   $     87
   1,360    Public Facilities Authority Revenue,
              Single Family Mortgage, Series C,
              8.45%, 12/1/12, Callable 10/1/01 @
              101, FHA...........................      1,454
     166    St. Mary Public Finance Authority,
              Single Family Revenue, Series A,
              7.63%, 3/25/12, Callable 10/25/98 @
              100................................        185
                                                    --------
                                                      10,619
                                                    --------
                                    Maine (0.4%):
   1,750    State Housing Authority, AMT, 6.10%,
              11/15/16, Callable 11/15/06 @
              102................................      1,836
     810    State Housing Authority, Housing
              Finance Revenue, Series I, AMT,
              0.00%, 11/1/10, Callable 11/1/06 @
              80.2...............................        420
     535    State Housing Authority, Housing
              Finance Revenue, Series I, AMT,
              0.00%, 11/1/11, Callable 11/1/06 @
              75.3...............................        259
     215    State Housing Authority, Series D-5,
              AMT, 6.90%, 11/15/01, Callable
              5/15/01 @ 102......................        225
                                                    --------
                                                       2,740
                                                    --------
                                 Maryland (0.2%):
   1,240    Maryland Community Development,
              Multi-Family Housing Revenue,
              Series E, AMT, 6.85%, 5/15/25,
              Callable 5/15/04 @ 102, GNMA.......      1,338
                                                    --------
                            Massachusetts (1.3%):
   2,500    Boston Industrial Development, North
              End Community, Series A, 6.45%,
              2/1/24, Callable 8/1/07 @ 105,
              FHA................................      2,739
     170    State Housing Finance Agency, Single
              Family Housing Revenue, AMT, 7.00%,
              12/1/23, Callable 6/1/01 @ 102.....        174
   1,020    State Housing Finance Agency, Single
              Family Housing Revenue, AMT, 7.13%,
              6/1/25, Callable 6/1/02 @ 102......      1,096
   2,000    State Industrial Pollution Control,
              5.88%, 8/1/08, Callable 8/1/03 @
              102................................      2,060
   2,440    State Port Authority Revenue, 7.13%,
              7/1/12, Callable 2/11/98 @ 100.5...      2,458
                                                    --------
                                                       8,527
                                                    --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                                 Michigan (1.9%):
 $   200    Auburn Hills Michigan Building
              Authority, 5.50%, 11/1/04..........   $    213
   6,500    Detroit Development, Series A, 5.38%,
              5/1/18, Callable 5/1/07 @ 101.5....      6,562
   1,000    Michigan State Building, Series I,
              5.10%, 10/1/07, Callable 10/01/03 @
              102, AMBAC.........................      1,043
   1,640    State Housing Development Authority,
              Home Improvement, Series B, AMT,
              7.65%, 12/1/12, Callable 12/1/99 @
              102, FHA...........................      1,713
   1,395    State Housing Development Authority,
              Single Family Mortgage Revenue,
              7.50%, 6/1/15, Callable 1/1/99 @
              100.75.............................      1,464
     880    State Housing Development Authority,
              Single Family Mortgage Revenue,
              Series A, 7.70%, 12/1/16, Callable
              6/1/99 @ 102.......................        903
                                                    --------
                                                      11,898
                                                    --------
                                Minnesota (0.3%):
   2,950    Minneapolis Mortgage Revenue, 0.00%,
              10/1/12, Callable 10/1/05 @ 100....      1,167
     800    Minnesota State, 4.70%, 8/1/98.......        805
                                                    --------
                                                       1,972
                                                    --------
                              Mississippi (1.8%):
   1,000    Higher Education Assistance Corp.,
              Student Loan Revenue, AMT, 6.60%,
              1/1/05, Callable 7/1/02 @ 102......      1,073
   1,440    Higher Education Assistance Corp.,
              Student Loan Revenue, Series 92C,
              AMT, 6.50%, 7/1/04, Callable 7/1/02
              @ 102..............................      1,545
     825    Higher Education Assistance Corp.,
              Student Loan Revenue, Series C,
              AMT, 6.05%, 9/1/07, Callable 9/1/02
              @ 102..............................        873
   1,275    Home Corp., Single Family Revenue,
              7.10%, 12/1/10, Callable 3/1/98 @
              100................................      1,350
   2,000    Home Corp., Single Family Revenue,
              Series B, AMT, 7.90%, 3/1/25,
              Callable 3/1/05 @ 106, GNMA........      2,244
   2,000    Home Corp., Single Family Revenue,
              Series F, AMT, 7.55%, 12/1/27,
              Callable 12/1/06 @ 105, GNMA,
              FNMA...............................      2,280
   1,340    Housing Finance Corp., Single Family
              Mortgage Revenue, AMT, 8.25%,
              10/15/18, Callable 10/15/99 @ 102,
              FGIC...............................      1,419

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                          Mississippi, continued:
 $   375    Mississippi State, 6.60%, 10/1/98....   $    383
     305    Mississippi State, 6.60%, 10/1/99,
              OID @ 99.638.......................        319
                                                    --------
                                                      11,486
                                                    --------
                                 Missouri (1.6%):
     645    Grandview Industrial Development
              Authority, Multi-Family Housing
              Revenue, 9.25%, 5/15/08, Callable
              5/15/04 @ 103......................        645
   1,000    Jefferson City, Missouri School
              District, Series A, 6.70%,
              3/1/11.............................      1,198
   1,500    St. Louis County Industrial
              Development Authority,
              Multi-Family, 5.35%, 7/1/18,
              Callable 1/1/08 @ 100, FNMA........      1,508
   1,410    State Housing Development, Common
              Mortgage Revenue, Single Family,
              AMT, 7.38%, 8/1/23, Callable 2/1/01
              @ 102, GNMA........................      1,496
     910    State Housing Development, Common
              Mortgage Revenue, Single Family,
              AMT, 7.25%, 9/1/26, Callable 3/1/06
              @ 105, GNMA........................      1,026
   1,970    State Housing Development, Common
              Mortgage Revenue, Single Family,
              Series A, AMT, 7.20%, 9/1/26,
              Callable 9/1/06 @ 105, GNMA........      2,226
   1,945    State Housing Development, Common
              Mortgage Revenue, Single Family,
              Series D, AMT, 7.10%, 9/1/27,
              Callable 1/1/07 @ 102, GNMA........      2,144
                                                    --------
                                                      10,243
                                                    --------
                                  Montana (0.7%):
   1,545    Greenwood Plaza Housing, Inc.,
              10.43%, 1/1/22, Callable 1/1/98 @
              102.5, FHA.........................      1,601
   3,000    Lewis & Clark County Metropolitan
              Environment, Asarco Inc. Project,
              5.6%, 1/1/27, Callable 1/1/08 @
              102................................      3,060
                                                    --------
                                                       4,661
                                                    --------
                                 Nebraska (0.1%):
   1,890    Finance Authority, Single Family
              Mortgage Revenue, 0.00%, 12/15/13,
              FHA................................        392
     225    Finance Authority, Single Family
              Mortgage Revenue, AMT, 6.35%,
              3/15/06, Callable 9/15/02 @ 102....        235
                                                    --------
                                                         627
                                                    --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                                   Nevada (2.7%):
 $ 1,825    Housing Division, Issue C, AMT,
              6.35%, 10/1/13, Callable 4/1/05 @
              102, FHA...........................   $  1,943
   1,495    Housing Division, Single Family
              Mortgage, Series C, AMT, 6.60%,
              4/1/14, Callable 4/1/06 @ 102......      1,592
     430    Housing Division, Single Family
              Program, Series B-1, 6.20%,
              10/1/15, Callable 4/1/04 @ 102.....        451
   1,205    Housing Division, Single Family
              Program, Series B-2, AMT, 7.90%,
              10/1/21, Callable 4/1/00 @ 102.....      1,265
     890    Housing Finance Authority, Single
              Family Mortgage Revenue, Series Sub
              B-1, AMT, 6.00%, 4/1/10, Callable
              4/1/07 @ 102.......................        935
  10,000    Washoe County, Water Facilities
              Revenue, Sierra Pacific Power, AMT,
              6.65%, 6/1/17, Callable 12/1/02 @
              102, MBIA..........................     11,012
                                                    --------
                                                      17,198
                                                    --------
                            New Hampshire (1.1%):
   7,000    Higher Educational & Health
              Facilities, 6.13%, 10/1/13,
              Callable 10/1/03 @ 102.............      7,277
                                                    --------
                               New Jersey (0.4%):
     800    Jersey City, 5.50%, 3/15/10, Callable
              3/15/07 @ 102, MBIA................        856
     935    State Housing & Mortgage Finance
              Agency Revenue, 7.38%, 10/1/17,
              Callable 10/1/99 @ 102, MBIA.......        987
     710    State Housing & Mortgage Finance
              Agency, Home Mortgage Revenue,
              8.38%, 4/1/17, Callable 4/1/98 @
              103, MBIA..........................        735
                                                    --------
                                                       2,578
                                                    --------
                               New Mexico (1.6%):
     165    Bernalillo County, Multi-Family
              Housing Revenue, Sub Series A2,
              7.00%, 11/1/08, Callable 11/1/03 @
              103................................        169
   1,000    Educational Assistance Foundation,
              Student Loan Program, AMT, 6.20%,
              11/1/08, Callable 11/01/06 @ 102...      1,101
     600    Educational Assistance Foundation,
              Student Loan Program, AMT, 6.30%,
              11/1/09, Callable 11/1/06 @ 102....        661
     595    Hobbs, Single Family Mortgage Revenue
              Refunding, 8.75%, 7/1/11, Callable
              11/1/98 @ 100......................        668

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                           New Mexico, continued:
 $ 1,140    Las Cruces, Housing Development
              Corp., Multi-family Revenue Refund
              Mortgage, Series A, 6.40%, 10/1/19,
              Callable 4/1/02 @ 102..............   $  1,179
     170    Las Cruces, Housing Development
              Corp., Multi-family Revenue Refund
              Mortgage, Sub-Series B, 9.00%,
              10/1/03............................        176
     385    Mortgage Finance Authority, Single
              Family Mortgage Refunding, Series
              A-2, 6.85%, 7/1/12, Callable 7/1/02
              @ 102..............................        410
   1,645    Mortgage Finance Authority, Single
              Family Mortgage Refunding, Series
              A-2, 6.90%, 7/1/24, Callable 7/1/02
              @ 02...............................      1,743
     840    Mortgage Finance Authority, Single
              Family Mortgage Revenue, Series 95,
              AMT, 6.45%, 7/1/25, Callable 1/1/06
              @ 102, GNMA........................        875
   1,000    Mortgage Finance Authority, Single
              Family Mortgage, AMT, 6.05%,
              7/1/16, Callable 7/1/07 @ 102,
              GNMA...............................      1,052
     260    Mortgage Finance Authority, Single
              Family Mortgage, Series A, AMT,
              7.80%, 3/1/21, Callable 9/1/99 @
              102, FHA...........................        271
   2,000    New Mexico Finance Authority Project
              Revolving Fund, 5.00%, 6/1/17,
              Callable 6/1/07 @ 100, AMBAC.......      1,989
                                                    --------
                                                      10,294
                                                    --------
                                 New York (1.0%):
   2,400    New York City, Industrial Development
              Agency Revenue, Japan Airlines,
              AMT, 6.00%, 11/1/15, Callable
              11/1/04 @ 102, FHA.................      2,585
   1,000    New York State Dorm Authority St.
              Vincent Depaul Resource, 5.30%,
              7/1/18, Callable 7/1/08 @ 102......        995
   3,000    New York, Series A, 5.25%, 8/1/10,
              Callable 8/1/07 @ 101..............      3,036
                                                    --------
                                                       6,616
                                                    --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                           North Carolina (0.2%):
 $   700    Municipal Power Agency, No. 1,
              Catawba Electric Revenue, Series B,
              6.00%, 1/1/20......................   $    700
     475    Municipal Power Agency, Series B,
              6.00%, 1/1/20, Callable 2/11/98 @
              100, MBIA..........................        476
                                                    --------
                                                       1,176
                                                    --------
                             North Dakota (0.8%):
   1,280    North Dakota State Municipal
              Financing Project Series H, 5.125%,
              6/1/17, Callable 6/1/07 @ 100,
              FSA................................      1,282
   1,570    State Housing Finance Agency, Housing
              Finance Program, Series A, AMT,
              6.00%, 7/1/17, Callable 1/1/07 @
              102................................      1,643
     485    State Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              95A, AMT, 7.40%, 7/1/15, Callable
              1/1/05 @ 102.......................        520
   1,095    State Housing Finance Agency, Single
              Family Mortgage Revenue, Series A,
              AMT, 8.38%, 7/1/21, Callable 7/1/99
              @ 103, FHA.........................      1,149
     300    Student Loan, Series D, AMT, 6.15%,
              7/1/09, Callable 7/1/06 @ 100,
              AMBAC..............................        326
                                                    --------
                                                       4,920
                                                    --------
                                     Ohio (5.0%):
   1,000    Akron, Bath, Copley, Hospital
              Revenue, 7.00%, 1/1/12, ETM........      1,187
   4,500    Akron, Municipal Baseball Stadium,
              0.00%, 12/1/16, Callable 12/1/06 @
              102................................      3,876
     250    Capital Corp., Multi-Family Housing
              Revenue, 7.45%, 11/01/03, Callable
              2/11/98 @ 105, FNMA................        263
   2,000    Cleveland, Waterworks Revenue, Series
              E, 6.00%, 1/1/17, Callable 2/11/98
              @ 100..............................      2,001
   1,000    Dayton, Special Facilities Revenue,
              Emery Air Freight Corp., 6.05%,
              10/1/09............................      1,079
     650    East Liverpool, Hospital Authority,
              Series 91B, 8.13%, 10/1/11,
              Callable 10/1/01 @ 102.............        718
   1,600    Forest Hills, Local School District,
              GO, 6.25%, 12/1/20, Callable
              12/1/06 @ 102, MBIA................      1,798
   1,900    Hamilton County, Multi-Family Housing
              Revenue, AMT, 7.75%, 10/1/21,
              Callable 10/1/06 @ 102.............      1,950

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                                 Ohio, continued:
 $ 1,000    Hilliard School District, 0.00%,
              12/1/10............................   $    543
     555    Hilliard School District, 0.00%,
              12/1/13............................        253
   1,330    Housing Financial Agency, Single
              Family Mortgage Revenue, Series A,
              7.65%, 3/1/29, Callable 9/1/99 @
              102, GNMA..........................      1,395
   1,540    Housing Financial Agency, Single
              Family Mortgage Revenue, Series D,
              7.00%, 9/1/11, GNMA................      1,640
     970    Housing Financial Agency, Single
              Family Mortgage Revenue, Series D,
              7.05%, 9/1/16, Callable 9/1/01 @
              102, GNMA..........................      1,030
   5,250    Mahoning District Water Revenue,
              7.75%, 5/15/14, Callable 5/15/04 @
              102................................      5,892
   1,000    Montgomery County, Hospital Revenue,
              5.60%, 12/1/11, Callable 12/1/07 @
              102................................      1,028
     350    Ohio Housing Finance Agency Series
              A-1, 5.85%, 3/1/06, Callable 3/1/05
              @ 102, GNMA........................        369
     590    Piqua City School District, 0.00%,
              12/1/06............................        396
     590    Piqua City School District, 0.00%,
              12/1/07, FGIC......................        377
     590    Piqua City School District, 0.00%,
              12/1/08, FGIC......................        356
     590    Piqua City School District, 0.00%,
              12/1/09............................        334
   2,500    State Educational Loan Revenue,
              Series A-1, AMT, 5.55%, 12/1/11,
              Callable 6/1/07 @ 102, AMBAC.......      2,635
   1,000    Student Loan Funding Corp., Sub
              Series A, AMT, 6.10%, 8/1/07,
              Callable 8/1/03 @ 100..............      1,052
     650    Washington County, Health Care
              Facilities, 6.35%, 10/1/27,
              Callable 10/1/03 @ 102.............        662
   1,200    Westlake, City School District,
              5.90%, 12/1/16, Callable 12/1/06 @
              102................................      1,289
                                                    --------
                                                      32,123
                                                    --------
                                 Oklahoma (3.6%):
     700    Grand River Dam Authority, 5.0%,
              6/1/99, OID @ 99.462...............        710
     500    Grand River Dam Authority, 5.5%,
              6/1/03, OID @ 98.835...............        530
     800    Grand River Dam Authority, 5.75%,
              6/1/06, OID @ 98.623...............        875
     500    Grand River Dam Authority Revenue,
              4.90%, 6/1/98......................        502

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                             Oklahoma, continued:
 $ 2,730    Housing Finance Agency, Single Family
              Revenue, AMT, 7.05%, 9/1/26,
              Callable 9/1/06 @ 105..............   $  3,051
   3,000    Housing Finance Agency, Single Family
              Revenue, Series B-2, AMT, 7.63%,
              9/1/26, Callable 3/1/06 @ 105......      3,351
     140    Oklahoma Colleges Board of Regents,
              4.30%, 10/1/01, MBIA...............        142
     145    Oklahoma Colleges Board of Regents,
              4.40%, 10/1/02, Callable 10/1/01 @
              102, MBIA..........................        147
     285    Oklahoma Development Finance
              Authority, 4.50%, 6/1/03, AMBAC....        289
     465    Oklahoma Development Finance
              Authority, 5.20%, 7/1/06, AMBAC....        492
     490    Oklahoma Development Finance
              Authority, 5.30%, 7/1/07, Callable
              7/1/06 @ 102, AMBAC................        523
   1,000    Oklahoma Development Finance
              Authority, 5.45%, 7/1/10, Callable
              7/1/05 @ 101, FSA..................      1,060
     300    Oklahoma State Municipal Power,
              Series B, 5.40%, 1/1/02, MBIA......        314
   1,010    Oklahoma State Power Series B, 5.20%,
              1/1/00, MBIA.......................      1,035
     400    Oklahoma State Power Series B, 5.30%,
              1/1/01, MBIA.......................        415
     700    Oklahoma State Power Supply System
              Series A, 3.85%, 1/1/98, FGIC......        700
     100    Oklahoma State Power Supply System
              Series A, 5.70%, 1/1/01, FGIC......        105
     200    Oklahoma State Power Supply System
              Series A, 5.80%, 1/1/02, FGIC......        213
     200    Oklahoma State Power Supply System
              Series A, 5.90%, 1/1/03, Callable
              1/1/02 @ 102, FGIC.................        216
     200    Oklahoma State Power Supply System
              Series A, 6.00%, 1/1/04, Callable
              1/1/02 @ 102, FGIC.................        217
     400    Oklahoma State Power Supply System
              Series B, 3.75%, 1/1/98, FGIC......        400
     200    Oklahoma State Student Loan Series B,
              5.55%, 9/1/98, GSL.................        202
       5    Oklahoma State Turnpike Authority,
              7.35%, 1/1/99......................          5
     365    Oklahoma State Turnpike Authority,
              7.35%, 1/1/99......................        378
      15    Oklahoma State Turnpike Authority,
              7.40%, 1/1/00, Callable 1/1/99 @
              102................................         16
     485    Oklahoma State Turnpike Authority,
              7.75%, 1/1/09, Callable 1/1/99 @
              102................................        514

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                             Oklahoma, continued:
 $   335    Oklahoma State Turnpike Authority
              Series F, 5.30%, 1/1/03, Callable
              7/1/02 @ 102, FGIC.................   $    352
     485    Oklahoma State Turnpike Authority,
              Series 1, 7.40%, 1/1/00, Callable
              1/1/99 @ 102.......................        512
      10    Oklahoma State Turnpike Authority,
              Series 1, 7.50%, 1/1/02, Callable
              1/1/99 @ 102.......................         11
     190    Oklahoma State Turnpike Authority,
              Series 1, 7.50%, 1/1/02, Callable
              1/1/99 @ 102.......................        201
      15    Oklahoma State Turnpike Authority,
              Series 1, 7.75%, 1/1/09, Callable
              1/1/99 @ 102.......................         16
     165    Oklahoma State Turnpike Authority,
              Series G, 5.30%, 1/1/03, Callable
              7/1/02 @ 102, FGIC.................        173
     500    Oklahoma State Turnpike, Series A,
              6.10%, 1/1/05, Callable 7/1/02 @
              102................................        542
     220    Oklahoma State Water, 5.80%,
              9/1/01.............................        232
     180    Oklahoma State Water, 5.90%,
              9/1/02.............................        193
     245    Oklahoma State Water, 6.00%,
              9/1/03.............................        266
     230    Oklahoma State Water, 6.10%,
              9/1/04.............................        253
     255    Oklahoma State Water Resolution
              Board, 5.70%, 10/1/02..............        273
     400    Oklahoma State Water Resolution
              Board, 6.15%, 10/1/07, Callable
              10/1/02 @ 102......................        437
     110    Oklahoma State Water, Series A,
              6.15%, 9/1/01, AMBAC...............        118
      65    Oklahoma State Water, Series B,
              6.00%, 9/1/01......................         69
      60    Oklahoma State Water, Series B,
              6.10%, 9/1/02......................         65
      50    Oklahoma State Water, Series B,
              6.20%, 9/1/03......................         55
     310    Oklahoma State, Series A, 4.25%,
              7/15/00............................        313
     200    Tulsa Airports, 6.40%, 6/1/06,
              Callable 6/1/98 @ 100, FGIC........        219
     500    Tulsa Healthcare, 6.75%, 12/15/18,
              Callable 6/15/01, @ 102............        550
   1,000    Tulsa Independent School, 4.375%,
              6/1/98, AMBAC......................      1,003
     500    Tulsa Metropolitan Water, Series A,
              5.50%, 11/1/03.....................        532
     280    Tulsa School Project, 6.00%, 12/1/04,
              FSA................................        306
                                                    --------
                                                      23,093
                                                    --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                                   Oregon (0.9%):
 $ 1,000    Albany Hospital Facilities, 5.90%,
              10/1/20, Callable 10/1/00 @ 100....   $  1,005
     720    Eugene, Trojan Nuclear Project
              Revenue, 5.90%, 9/1/09, Callable
              7/10/97 @ 100......................        721
   1,545    Portland, Housing Authority,
              Multi-Family Housing Revenue, AMT,
              6.13%, 5/1/17, Callable 5/1/00 @
              100................................      1,619
   1,240    Portland, Housing Authority, Series
              A, 5.60%, 1/1/18, Callable 1/1/08 @
              100................................      1,259
   1,055    State Housing & Community Services,
              Single Family Mortgage Revenue,
              Series 92G, AMT, 6.80%, 7/1/27,
              Callable 11/18/02 @ 102............      1,119
                                                    --------
                                                       5,723
                                                    --------
                             Pennsylvania (2.3%):
   1,000    Clarion County, Hospital Authority
              Revenue, 8.10%, 7/1/12, Callable
              7/1/99 @ 102.......................      1,078
   2,000    Greene County, Industrial Development
              Authority, Pollution Control
              Revenue, 6.10%, 2/1/07, Callable
              7/10/97 @ 100......................      2,002
   1,280    Housing Finance Agency, Single Family
              Mortgage, AMT, 6.75%, 10/1/08,
              Callable 10/1/05 @ 102.............      1,502
   4,250    Northumberland County, Commonwealth
              Lease Revenue, 0.00%, 10/15/12.....      2,028
   1,600    Philadelphia Hospital & Highered
              Facilities Authority, Series A,
              5.30%, 1/1/18, Callable 1/1/08 @
              102, FHA...........................      1,610
   2,550    Philadelphia, Gas Works Revenue,
              Series A, 6.38%, 7/1/14, Callable
              7/1/03 @ 102.......................      2,752
   1,380    Pittsburgh, Urban Redevelopment
              Authority, Mortgage Revenue, Series
              A, AMT, 8.35%, 10/1/14, Callable
              10/1/97 @ 103......................      1,429
     705    Pittsburgh, Urban Redevelopment
              Authority, Mortgage Revenue, Sidney
              Square, Project A, AMT, 6.10%,
              9/1/10, Callable 9/1/06 @ 102......        754

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                         Pennsylvania, continued:
 $   590    Pittsburgh, Urban Redevelopment
              Authority, Single Family Mortgage
              Revenue, Series C, AMT, 7.88%,
              12/1/16, Callable 12/1/98 @ 102,
              GNMA...............................   $    612
     170    Scranton-Lackawanna, Hospital
              Facilities Revenue, 7.25%, 7/1/99,
              Callable 7/1/98 @ 102, BIG.........        176
   1,515    Shaler Area School District, Series
              B, 0.00%, 11/15/11.................        770
                                                    --------
                                                      14,713
                                                    --------
                              Puerto Rico (0.3%):
     700    Puerto Rico Commonwealth, 6.00%,
              7/1/07, MBIA.......................        788
   1,000    Puerto Rico Public Education &
              Health, Series L, 6.875%, 7/1/21,
              Callable 7/1/02 @ 101.5,
              Commonwealth, GTD..................      1,126
                                                    --------
                                                       1,914
                                                    --------
                             Rhode Island (0.8%):
   2,630    Housing & Mortgage Financial Corp.,
              Home Ownership Opportunity, AMT,
              6.15%, 4/1/17, Callable 10/1/06 @
              102................................      2,759
     500    Housing & Mortgage Financial Corp.,
              Home Ownership Opportunity, Series
              15-B, 6.00%, 10/1/04, Callable
              4/1/04 @ 102, MBIA.................        529
   1,000    Housing & Mortgage Financial Corp.,
              Home Ownership Opportunity, Series
              3A, 7.85%, 10/1/16, Callable
              10/1/00 @ 102......................      1,058
     615    Housing & Mortgage Financial Corp.,
              Homeownership Opportunity, Series
              C-1, AMT, 6.80%, 10/1/23, Callable
              10/1/01 @ 102......................        636
                                                    --------
                                                       4,982
                                                    --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                           South Carolina (2.4%):
 $ 1,900    Beaufort County, Hospital Revenue,
              Beaufort Memorial Hospital, 5.00%,
              12/1/17, Callable 12/1/07 @ 102,
              AMBAC..............................   $  1,863
   3,000    Piedmont, Municipal Power Agency,
              Electric Revenue Refunding, Series
              A, 6.60%, 1/1/21, Callable 1/1/98 @
              100................................      3,004
   6,975    Piedmont, Municipal Power Agency,
              Electric Revenue, Series A, 6.55%,
              1/1/16, Callable 1/1/98 @ 100......      6,982
   1,000    Resource Authority, Local Government
              Program Revenue, Series A, 7.25%,
              6/1/20, Callable 6/1/00 @ 102......      1,074
   2,500    State Housing Authority, Single
              Family Mortgage, Series B, 7.00%,
              7/1/11, Callable 7/1/02 @ 100, FHA,
              VA.................................      2,564
                                                    --------
                                                      15,487
                                                    --------
                             South Dakota (0.3%):
     400    Housing Development Authority,
              Homeowner Mortgage, Series D-1,
              AMT, 6.80%, 5/1/12, Callable 5/1/03
              @ 102..............................        430
   1,435    Student Loan Assistance Corp.,
              Student Loan Revenue, Series B,
              AMT, 7.63%, 8/1/06, Callable 8/1/99
              @ 102, MBIA........................      1,509
                                                    --------
                                                       1,939
                                                    --------
                                Tennessee (1.4%):
     910    Bristol, Multi-Family Home Revenue,
              Shelby Heights Project, Series 97,
              6.10%, 3/1/12, Callable 3/1/07 @
              101................................        939
   2,000    Housing Development Agency,
              Homeownership Program, AMT, 7.38%,
              7/1/23, Callable 7/1/01 @ 102......      2,121
     825    Housing Development Agency,
              Homeownership Program, Series P,
              7.70%, 7/1/16, Callable 7/1/00 @
              103................................        868
   1,305    Housing Development Agency,
              Homeownership Program, Series V,
              AMT, 7.65%, 7/1/22, Callable 7/1/01
              @ 102..............................      1,386
     665    La Follette, Housing Development
              Corp., Mortgage Revenue Refunding,
              Series A, 6.25%, 1/1/16, Callable
              7/1/05 @ 102, MBIA, FHA............        704
     380    La Follette, Housing Development
              Corp., Mortgage Revenue Refunding,
              Series A, 6.37%, 1/1/20, Callable
              7/1/05 @ 102, MBIA, FHA............        403

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                            Tennessee, continued:
 $ 1,279    Memphis, Health, Educational &
              Housing Revenue Refunding, 7.37%,
              1/20/27, Callable 1/20/02 @ 103,
              GNMA, FHA..........................   $  1,378
     200    Shelby Tennessee Education & Housing,
              Series A, 7.40%, 6/1/03, Callable
              6/1/98 @ 102, MBIA.................        207
     741    Tennessee State, 5.50%, 3/1/98.......        743
                                                    --------
                                                       8,749
                                                    --------
                                   Texas (10.9%):
   1,470    Beaumont, Housing Finance Corp.
              Single Family Mortgage Revenue
              Refunding, 9.20%, 3/1/12, Callable
              9/1/01 @ 103.......................      1,663
   1,765    Bexar County, Housing Finance Corp.,
              Residual Revenue, GO, 0.00%,
              3/1/15, Callable 1/1/99 @ 35.2.....        607
     160    Cameron County, Housing Finance
              Corp., Single Family Housing
              Revenue Refunding, 6.20%, 3/1/13,
              Callable 9/1/02 @ 103, GNMA,
              FNMA...............................        167
   2,500    Central Housing Finance Corp., Single
              Family Mortgage Revenue, Series A,
              0.00%, 9/1/16, ETM.................        948
     250    Central Texas Higher Education,
              Series C, 4.35%, 12/1/98,
              Guaranteed Student Loans...........        251
     250    Central Texas Higher Education,
              Series C, 4.65%, 12/1/00,
              Guaranteed Student Loans...........        253
      50    Central Texas Higher Education,
              Series C, 4.75%, 12/1/01,
              Guaranteed Student Loans...........         51
     100    Clear Creek, Independent School
              District, 7.5%, 2/15/06, PSFG......        121
   4,000    Dallas-Fort Worth, Regulation Airport
              Revenue, 6.10%, 11/1/07, Callable
              7/1/98 @ 100.......................      4,007
   3,680    Dallas County, Housing Finance Corp.,
              Single Family Mortgage Revenue,
              0.00%, 1/1/17, FGIC................        599
   1,000    Dallas County, Improvement &
              Refunding, Series A, 6.50%,
              8/15/09, Callable 8/15/01 @ 100....      1,080
     300    Dallas, Series B, 6.25%, 2/15/06,
              Callable 2/15/03 @ 100.............        326
     600    El Paso, Housing Finance Corp.,
              Single Family Mortgage Revenue
              Refunding, Series A, AMT, 8.75%,
              10/1/11, Callable 10/1/00 @ 100,
              FHA................................        677

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                                Texas, continued:
 $   265    El Paso, Housing Finance Corp.,
              Single Family Mortgage Revenue,
              AMT, 7.75%, 9/1/19, Callable 9/1/98
              @ 103..............................   $    275
     450    El Paso, Housing Finance Corp.,
              Single Family Mortgage Revenue,
              AMT, 8.20%, 3/1/21, Callable 3/1/99
              @ 103..............................        470
     300    Fort Bend, Independent School
              District, 6.5%, 2/15/02, Callable
              2/15/01 @ 100, PSFG................        321
   3,385    Fort Worth, Housing Finance Corp.,
              Home Mortgage Revenue Refunding,
              Series A, 8.50%, 10/1/11, Callable
              10/1/00 @ 100......................      3,692
   1,385    Galveston, Property Finance
              Authority, Single Family Mortgage
              Revenue Refunding, Series A, 8.50%,
              9/1/11, Callable 9/1/01 @ 103......      1,507
   1,000    Houston, Hotel Occupancy Tax Revenue,
              Series A, 7.00%, 7/1/15, Callable
              7/1/01 @ 100, FGIC.................      1,094
   2,365    Houston, Housing Financial Corp.,
              Single Family Mortgage Revenue
              Refunding, Series B-2, 0.00%,
              6/1/14, Callable 12/1/06 @ 58......        708
     700    Houston, Series D, 5.25%, 3/1/08,
              Callable 3/1/03 @ 100..............        722
   2,500    Houston, Single Family Mortgage
              Revenue, Series B-1, 8.00%, 6/1/14,
              Callable 12/1/06 @ 102.............      2,760
   1,000    Katy, Independent School District
              Series B, 5.00%, 2/15/07, Callable
              8/15/02 @ 102, PSFG................      1,024
     855    Laredo, Housing Finance Corp., Single
              Family Mortgage Revenue, AMT,
              6.20%, 10/1/19, Callable 4/1/04 @
              103, GNMA..........................        888
     500    Lewisville Texas Independent School
              District, 5.25%, 8/15/06, Callable
              8/15/04 @ 100, PSFG................        526
     635    Lubbock, Housing Finance Corp.,
              Single Family Mortgage Revenue,
              8.00%, 12/1/20, Callable 1/1/99 @
              100, GNMA..........................        645
     400    Lubbock, Independent School District,
              4.80%, 2/15/00, PSFG...............        407
   1,000    Lufkin, Health Facilities Development
              Corp., Health Systems Revenue
              Refunding, 6.50%, 2/15/06..........      1,078
     250    Lyford, Cons Independent School
              District, 5.25%, 8/15/12, Callable
              8/15/08 @ 102......................        245

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                                Texas, continued:
 $ 1,000    Lyford, Cons Independent School
              District, 5.50%, 8/15/22, Callable
              8/15/08 @ 102......................   $    985
     520    Manor, Independent School District,
              8.00%, 8/1/05, PSFG................        642
   1,045    Municipal Power Agency, 0.00%,
              9/1/08.............................        637
     500    National Research Lab, 6.75%,
              12/1/04, Callable 12/1/01 @ 102....        556
     600    North Texas Higher Education
              Authority, Student Loan Revenue,
              Series D, 6.88%, 4/1/02, Callable
              4/1/00 @ 102, AMBAC................        641
   9,000    Nueces County, Port Corpus Christi
              Authority, Pollution Control
              Revenue, AMT, 6.88%, 4/1/17,
              Callable 4/1/02 @ 102..............      9,817
   5,185    Public Financing Authority, Series A,
              5.00%, 2/1/16, Callable 2/1/08 @
              101, AMBAC.........................      5,171
   8,100    Red River Authority, Pollution
              Control Revenue, AMT, 6.88%,
              4/1/17, Callable 4/1/02 @ 102......      8,844
   1,000    San Angelo, Independent School
              District, 5.50%, 2/15/09, Callable
              2/15/06 @ 100, PSFG................      1,063
   1,500    San Antonio, Hotel Occupancy, 5.30%,
              8/15/08, Callable 8/15/06 @ 102,
              FGIC...............................      1,594
   2,000    San Antonio, Hotel Occupancy Revenue,
              0.00%, 8/15/17, FGIC...............        726
   1,555    Southeast Texas Housing Finance
              Corp., Residual Revenue, Series A,
              ETM, 0.00%, 11/1/14................        599
     500    State, 7.00%, 12/1/99, ETM, Callable
              06/01/98 @ 100.....................        506
   1,500    State Department of Housing &
              Community Affairs, Multi-Family
              Housing Revenue, Series A, 6.30%,
              1/1/16, Callable 1/1/07 @ 102......      1,606
     510    State Department of Housing &
              Community Affairs, Multi-Family
              Revenue, Series A, 5.90%, 7/1/06...        527
   9,340    State Department of Housing &
              Community Affairs, Single Family
              Revenue Refunding, Series A, 0.00%,
              3/1/15, Callable 9/1/04 @ 49.528...      2,986
   2,985    State Higher Education Coordinating
              Board, Student Loan Revenue, AMT,
              0.00%, 10/1/25, Callable 10/1/01 @
              100................................      2,961

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                                Texas, continued:
 $   375    State Ref-Vets Housing Assist, 5.45%,
              06/01/00...........................   $    385
     590    State Veterans Housing Assistance,
              AMT, 6.05%, 12/1/12, Callable
              12/1/02 @ 102......................        607
     195    Travis County, Housing Finance Corp.,
              Residential Mortgage Revenue,
              Series A, 7.00%, 12/1/11, Callable
              12/1/01 @ 103......................        209
      80    Travis County, Housing Finance Corp.,
              Single Family Mortgage Revenue
              Refunding, Series A, 6.25%, 4/1/19,
              Callable 4/1/99 @ 100, GNMA........         84
   1,220    Winter Garden Housing Finance Corp.,
              Single Family Mortgage Revenue,
              AMT, 6.20%, 10/1/19, Callable
              4/1/99 @ 100, GNMA.................      1,263
                                                    --------
                                                      69,521
                                                    --------
                                     Utah (1.0%):
   1,000    Intermountain Power Agency, Utah
              Power Supply, Series B, 6.00%,
              7/1/16, Callable 2/11/98 @ 100.....      1,006
   1,000    State Housing Finance Agency, Single
              Family Mortgage, AMT, 5.95%,
              7/1/09, Callable 1/1/07 @ 102,
              FHA................................      1,033
   1,125    State Housing Finance Agency, Single
              Family Mortgage, AMT, 6.25%,
              7/1/14, Callable 1/1/07 @ 102,
              FHA................................      1,190
   2,250    State Housing Finance Agency, Single
              Family Mortgage, Issue A-1, 6.00%,
              7/1/14, Callable 1/1/07 @ 102,
              FHA................................      2,363
     225    State Housing Finance Agency, Single
              Family Mortgage, Series A-1, 6.90%,
              7/1/12, Callable 1/1/03 @ 102,
              FHA................................        239
     600    Utah Regents Student Loans Series
              I-1, 4.95%, 5/1/98, LOC AMBAC......        602
                                                    --------
                                                       6,433
                                                    --------
                                 Virginia (0.2%):
     755    Virginia Beach Development Authority,
              Multi-Family Housing Revenue, 2nd
              Mortgage, Series B, 8.75%, 1/15/09,
              Callable 7/15/98 @ 100.............        755
     500    Virginia State Housing Development,
              Series H, 5.60%, 11/01/06, Callable
              5/01/05 @ 102......................        526
                                                    --------
                                                       1,281
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                               Washington (1.9%):
 $ 3,000    Chelan Public Utilities, Series D,
              AMT, 6.35%, 7/1/28, Callable 7/1/07
              @ 102, MBIA........................   $  3,341
     670    King County, Housing Authority Rural
              Preservation Project, 5.60%,
              1/1/18, Callable 1/1/08 @ 100,
              AMT................................        666
     800    King County, Housing Authority Rural
              Preservation Project, 5.75%,
              1/1/28, Callable 1/1/08 @ 100,
              AMT................................        794
     400    Snohomish County, 5.10%, 11/1/02,
              MBIA...............................        417
   2,750    State Public Power Supply, Nuclear
              Project No. 2, Revenue Refunding,
              Series B, 5.63%, 7/1/12, Callable
              7/1/03 @ 102, FSA..................      2,876
   1,000    Washington State Housing Multifamily
              Mortgage, 5.95%, 7/1/20, Callable
              1/1/08 @ 103, GNMA.................      1,049
   2,000    Washington State Housing Multifamily
              Mortgage Revenue, 6.00%, 7/1/30,
              Callable 1/1/08 @ 103, GNMA........      2,098
   1,950    Washington State Public Power Supply,
              0.00%, 7/1/15......................        775
                                                    --------
                                                      12,016
                                                    --------
                            West Virginia (2.2%):
   1,000    Charleston Community Parking
              Facilities Revenue, 0.00%,
              12/1/20............................        253
   1,595    Charleston Community Parking
              Facilities Revenue, 0.00%,
              12/1/21............................        378
   1,630    Charleston Community Parking
              Facilities Revenue, 0.00%,
              12/1/22............................        364
   1,665    Charleston Community Parking
              Facilities Revenue, 0.00%,
              12/1/23............................        348
   3,175    Charleston Community Parking
              Facilities, Sub-C, 0.00%,
              12/1/26............................        553
   8,370    Kanawha-Putnam County, Single Family
              Mortgage, Series A, ETM, 0.00%,
              12/1/16, AMBAC.....................      3,160
   2,600    Monongalia County, Series A, 6.00%,
              11/15/27, Callable 11/15/02 @
              102................................      2,606
     250    State, 6.00%, 6/1/99, Callable
              2/11/98 @ 101, MBIA................        253
   1,500    State Housing Development Fund,
              Housing Finance, AMT, 7.20%,
              11/1/20, Callable 5/1/02 @ 102,
              FHA................................      1,609

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                        West Virginia, continued:
 $ 2,785    Various Forty, Series A, 5.20%,
              8/1/17, Callable 8/1/07 @ 102......   $  2,833
  10,800    Various Forty, Series B, 0.00%,
              8/1/30, Callable 8/1/07 @ 26.78....      1,705
                                                    --------
                                                      14,062
                                                    --------
                                Wisconsin (0.4%):
     690    Housing & Economic Development, Home
              Ownership Revenue, AMT, 8.00%,
              3/1/21, Callable 9/1/00 @ 102,
              FHA................................        710
     440    State, Series A, 7.50%, 1/1/15,
              Callable 2/11/98 @ 101.............        446
   1,000    State, Series A, AMT, 7.50%, 1/1/21,
              Callable 7/1/00 @ 100..............      1,059
     300    Wisconsin Housing & Economic
              Development, GO, Series A, 5.35%,
              11/1/08, Callable 10/01/03 @ 102...        308
                                                    --------
                                                       2,523
                                                    --------
                                  Wyoming (0.2%):
     500    Cheyenne, 5.30%, 12/1/00.............        518

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                              Wyoming, continued:
 $    95    Community Development Authority,
              Single Family Mortgage, Series A,
              6.88%, 6/1/14, Callable 6/1/01 @
              102, FHA...........................   $     98
     350    Community Development Authority,
              Single Family Mortgage, Series E,
              AMT, 7.75%, 6/1/09, Callable
              11/30/98 @ 100.9...................        364
     500    Wyoming Community Development Series
              E, 5.70%, 6/1/13, Callable 12/01/03
              @ 102, FHA.........................        511
                                                    --------
                                                       1,491
                                                    --------
                            Total Municipal Bonds    619,062
                                                    --------
                                INVESTMENT COMPANIES (0.7%):
   4,587    Provident Muni Cash..................      4,587
                                                    --------
                       Total Investment Companies      4,587
                                                    --------
                        Total (Cost $619,344) (a)   $642,464
                                                    ========

------------

Percentages indicated are based on net assets of $638,444.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation.....................................  $23,415
                   Unrealized depreciation.....................................     (295)
                                                                                 -------
                   Net unrealized appreciation.................................  $23,120
                                                                                 =======

 * Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at December 31, 1997.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

ACA    American Capital Access
AMBAC  Insured by AMBAC Indemnity Corp.
AMT    Alternative Minimum Tax Paper
BIG    Insured by Bond Insurance Guarantee
ETM    Escrowed to Maturity
FGIC   Insured by Federal Guarantee Insurance Corp.
FHA    Insured by Federal Housing Authority
FNMA   Insured by Federal National Mortgage Association
FSA    Insured by Federal Security Assurance
GNMA   Insured by Government National Mortgage Association
GO     General Obligation
GSL    Guaranteed Student Loans
LOC    Letters of Credit
MBIA   Insured by Municipal Bond Insurance Association
OID    Original Issue Discount
PCR    Pollution Control Revenue
PSFG   Permanent School Fund Guarantee
VA     Veterans Administration

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                        MUNICIPAL BONDS (97.4%):
                                 Arizona (0.9%):
 $1,850     Maricopa County, Industrial
              Development, Single Family
              Mortgage Revenue, 0.00%, 12/31/14,
              ETM...............................   $    783
                                                   --------
  1,000     Tucson & Pima County, Single Family
              Mortgage Revenue, 0.00%, 12/1/14,
              ETM...............................        426
                                                   --------
                                                      1,209
                                                   --------
                                         California (0.4%):
  1,500     San Marcos, Public Facilities,
              Revenue, 0.00%, 9/1/19, ETM.......        485
                                                   --------
                                           Colorado (0.6%):
  2,000     El Paso County, Single Family
              Mortgage Revenue, 0.00%, 9/1/15,
              ETM...............................        805
                                                   --------
                                             Kansas (0.8%):
  1,600     Kansas City, Single Family Mortgage
              Revenue, Series 1983 A, 0.00%,
              12/1/14, ETM......................        675
  1,000     Saline County, Single Family
              Mortgage Revenue, Series 1983 A,
              0.00%, 12/1/15, ETM...............        398
                                                   --------
                                                      1,073
                                                   --------
                               Kentucky (92.8%):
    225     Ashland Utility Revenue, 6.65%,
              4/1/04, Callable 4/1/98 @ 102.....        231
  1,500     Berea College Utility Revenue, AMT,
              5.90%, 6/1/17, Callable 6/1/07 @
              102...............................      1,589
    200     Boone County, Certificates of
              Participation, Public Golf, 6.35%,
              11/15/02..........................        218
    200     Boone County, Certificates of
              Participation, Public Golf, 6.40%,
              11/15/03, Callable 11/15/02 @
              102...............................        221
    250     Boone County, School District
              Finance Corp., School Building
              Revenue, 6.70%, 9/1/06, Callable
              9/1/01 @ 103......................        278
    310     Boone County, School District
              Finance Corp., School Building
              Revenue, 7.10%, 8/1/07, Callable
              8/1/00 @ 103......................        341
  1,000     Boone County, School District
              Finance Corp., School Building
              Revenue, 6.70%, 9/1/07, Callable
              9/1/01 @ 103......................      1,112

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                MUNICIPAL BONDS, CONTINUED:
                            Kentucky, continued:
 $  395     Boone County, School District
              Finance Corp., School Building
              Revenue, 7.10%, 8/1/08, Callable
              8/1/00 @ 103......................   $    434
    230     Bowling Green, Key Municipal
              Projects Corp., Lease Revenue,
              7.20%, 10/1/01, Callable 4/1/99 @
              102...............................        243
    280     Bowling Green, Key Municipal
              Projects Corp., Lease Revenue,
              7.40%, 10/1/04, Callable 4/1/99 @
              102...............................        296
    280     Campbell & Kenton Counties,
              Sanitation District #1, Sanitation
              District Revenue, 6.38%, 8/1/03,
              ETM...............................        301
    580     Campbell & Kenton Counties,
              Sanitation District #1, Sanitation
              District Revenue, 7.13%, 8/1/05,
              ETM...............................        639
    415     Clinton County, School District
              Finance Corp., School Building
              Revenue, 6.10%, 6/1/09, Callable
              6/1/02 @ 102......................        449
    445     Clinton County, School District
              Finance Corp., School Building
              Revenue, 6.10%, 6/1/10, Callable
              6/1/02 @ 102......................        481
    325     Clinton County, School District
              Finance Corp., School Building
              Revenue, 6.10%, 6/1/11, Callable
              6/1/02 @ 102......................        351
    510     Clinton County, School District
              Finance Corp., School Building
              Revenue, 6.10%, 6/1/12, Callable
              6/1/02 @ 102......................        550
    345     Danville, Hospital Revenue, Hospital
              Revenue, Esphraim McDowell Region,
              6.40%, 4/1/00, FGIC...............        363
    100     Danville, Multi-City Lease Revenue,
              Metro Sewer District, 6.35%,
              2/1/02, Prerefunded 2/1/01 @ 102,
              MBIA..............................        108
    225     Danville, Multi-City Lease Revenue,
              Metro Sewer District, 6.50%,
              2/1/04, Prerefunded 2/1/01 @ 102,
              MBIA..............................        245
    500     Daviess County, Hospital Revenue,
              Owensboro-Daviess County, 6.00%,
              8/1/04, Callable 8/1/02 @ 102,
              MBIA..............................        542
  4,500     Development Finance Authority,
              Hospital Revenue, Elizabeth,
              Med-A, 6.00%, 11/1/10, Callable
              11/1/01 @ 100, FGIC...............      4,763

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                MUNICIPAL BONDS, CONTINUED:
                            Kentucky, continued:
 $  250     Eastern Kentucky University,
              Revenues Construction, Educational
              Buildings, Series 0, 6.70%,
              5/1/07, Callable 5/1/01 @ 102,
              AMBAC.............................   $    274
  1,000     Fayette County School District
              Financial Corp., School Building
              Revenue, 5.38%, 1/1/17, Callable
              1/1/07 @ 102......................      1,021
    655     Fayette County, School District
              Finance Corp., School Building
              Refunding Revenue, 6.00%, 5/1/02,
              Callable 5/1/00 @ 102.............        694
  1,255     Fayette County, School District
              Finance Corp., School Building
              Revenue, Series A, 5.35%, 1/1/13,
              Callable 1/1/07 @ 102.............      1,302
    200     Hardin County, Water District #1,
              Waterworks Revenue, 6.70%, 9/1/05,
              Callable 3/1/01 @ 102.............        218
    170     Henderson Electric Light & Power
              Revenue, 5.70%, 3/1/03, Callable
              1/17/98 @ 100.....................        170
  1,025     Higher Education Student Loan Corp.,
              Insured Student Loan Revenue,
              Series C, 6.50%, 6/1/02, GSL......      1,114
  1,500     Higher Education Student Loan Corp.,
              Insured Student Loan Revenue,
              Series C, AMT, 5.45%, 6/1/03,
              GSL...............................      1,559
  1,705     Higher Education Student Loan Corp.,
              Insured Student Loan Revenue,
              Series D, AMT, 7.00%, 12/1/06,
              Callable 12/1/01 @ 102, GSL.......      1,882
    760     Housing Corp. Revenue, 7.40%,
              1/1/10, Callable 7/1/00 @ 102.....        815
    500     Housing Corp. Revenue, Series A,
              5.40%, 1/1/05, Callable 7/1/03 @
              102, FHA, FHMA, VA................        529
    500     Housing Corp. Revenue, Series A,
              5.50%, 1/1/06, Callable 7/1/03 @
              102, FHA, FNMA, VA................        530
    500     Housing Corp. Revenue, Series A,
              5.60%, 1/1/07, Callable 7/1/03 @
              102, FHA, FMHA, VA................        528
    400     Housing Corp. Revenue, Series B,
              5.85%, 7/1/00, FHA, FHMA, VA......        415
    275     Housing Corp. Revenue, Series B,
              6.20%, 7/1/03, Callable 7/1/02 @
              102, FHA, FHMA, VA................        292

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                MUNICIPAL BONDS, CONTINUED:
                            Kentucky, continued:
 $1,745     Housing Corp. Revenue, Series D,
              5.80%, 7/1/13, Callable 7/1/06 @
              102...............................   $  1,833
    410     Infrastructure Authority Revenue,
              Governmental Agencies Program
              Revenue, 5.25%, 8/1/04, Callable
              8/1/03 @ 102......................        431
    110     Infrastructure Authority Revenue,
              Governmental Agencies Program
              Revenue, 6.00%, 8/1/11, Callable
              8/1/01 @ 100......................        115
    500     Infrastructure Authority Revenue,
              Governmental Agencies Program
              Revenue, 5.75%, 8/1/13, Callable
              8/1/03 @ 102......................        529
    500     Infrastructure Authority Revenue,
              Governmental Agencies Program,
              Refunding Revenue, 5.40%, 8/1/06,
              Callable 8/1/03 @ 102.............        531
  1,000     Infrastructure Authority Revenue,
              Revolving Fund Program, Series E,
              6.40%, 6/1/04, Callable 6/1/01 @
              102...............................      1,084
    710     Infrastructure Authority Revenue,
              Revolving Fund Program, Series E,
              6.50%, 6/1/05, Callable 6/1/01 @
              102...............................        771
    250     Infrastructure Authority Revenue,
              Series G, 6.10%, 6/1/02...........        269
    250     Interlocal School Transportation
              Assoc., Equipment Lease Revenue,
              6.00%, 3/1/01.....................        264
    405     Interlocal School Transportation
              Assoc., Equipment Lease Revenue,
              6.00%, 3/1/02.....................        433
    135     Jefferson County, Capital Projects,
              Revenue, 7.70%, 6/1/01, ETM.......        150
    500     Jefferson County, Capital Projects,
              Revenue, First Mortgage Revenue,
              6.38%, 12/1/07, ETM...............        568
    725     Jefferson County, Capital Projects,
              Revenue, Series A, 6.10%, 8/15/07,
              Callable 2/15/03 @ 102............        790
  1,000     Jefferson County, Capital Projects,
              Revenue, Series A, 5.50%, 4/1/10,
              Callable 4/1/06 @ 102, AMBAC......      1,069
  1,000     Jefferson County, Capital Projects,
              Revenue, Series A, 5.50%, 4/1/11,
              Callable 4/1/06 @ 102, AMBAC......      1,063

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                MUNICIPAL BONDS, CONTINUED:
                            Kentucky, continued:
 $1,500     Jefferson County, Health Facilities
              Revenue, Alliant Hospital, 5.00%,
              10/1/13, Callable 10/1/07 @ 101,
              MBIA..............................   $  1,500
    500     Jefferson County, Health Facilities
              Revenue, Jewish Hospital
              Healthcare Services, Inc., 6.05%,
              5/1/02, AMBAC.....................        538
  1,000     Jefferson County, Health Facilities
              Revenue, Jewish Hospital
              Healthcare Services, Inc., 6.10%,
              5/1/03, Callable 5/1/02 @ 102,
              AMBAC.............................      1,090
    300     Jefferson County, Health Facilities
              Revenue, Jewish Hospital
              Healthcare Services, Inc., 6.20%,
              5/1/04, Callable 5/1/02 @ 102,
              AMBAC.............................        327
    500     Jefferson County, Health Facilities
              Revenue, Jewish Hospital
              Healthcare Services, Inc., 6.38%,
              5/1/08, Callable 5/1/02 @ 102,
              AMBAC.............................        549
    930     Jefferson County, Health Facilities
              Revenue, Jewish Hospital
              Healthcare Services, Inc., 5.65%,
              1/1/10, Callable 1/1/07 @ 102.....        991
  1,500     Jefferson County, Health Facilities
              Revenues, University Medical
              Center, 5.50%, 7/1/17, Callable
              7/1/07 @ 101, MBIA................      1,558
  2,000     Jefferson County, Hospital Revenue,
              Alliant Hospital Systems, 6.20%,
              10/1/04, Callable 10/1/02 @ 102,
              MBIA..............................      2,192
    550     Jefferson County, Pollution Control
              Revenue, Louisville Gas & Electric
              Co., 7.45%, 6/15/15, Callable
              6/15/00 @ 102.....................        600
  1,000     Jefferson County, School District
              Finance Corp., School Building
              Revenue, 6.00%, 1/1/04, Callable
              7/1/02 @102, MBIA.................      1,084
    625     Jefferson County, School District
              Finance Corp., School Building
              Revenue, 7.15%, 9/1/04,
              Prerefunded 9/1/00 @ 103..........        691
    675     Jefferson County, School District
              Finance Corp., School Building
              Revenue, 7.20%, 9/1/05,
              Prerefunded 9/1/00 @ 103..........        747

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                MUNICIPAL BONDS, CONTINUED:
                            Kentucky, continued:
 $1,430     Jefferson County, School District
              Finance Corp., School Building
              Revenue, 5.25%, 7/1/07, Callable
              7/1/05 @ 102, MBIA................   $  1,521
  2,315     Junction City, College Revenue,
              Centre College Project, 5.70%,
              4/1/12, Callable 4/1/07 @ 102.....      2,518
    500     Kenton County, Airport Revenue,
              International, Series AR-A, AMT,
              6.10%, 3/1/04, Callable 3/1/02 @
              101, FSA..........................        538
  1,000     Kenton County, Airport Revenue,
              International, Series AR-A, AMT,
              6.20%, 3/1/05, Callable 3/1/02 @
              101, FSA..........................      1,077
    500     Kenton County, Airport Revenue,
              International, Series B, AMT,
              5.75%, 3/1/07, Callable 3/1/03 @
              102, FSA..........................        537
    500     Kenton County, Airport Revenue,
              International, Series B, AMT,
              5.75%, 3/1/08, Callable 3/1/03 @
              102, FSA..........................        535
    380     Kenton County, Public Properties
              Corp. Revenue, Community Health
              Care Facilities Project, 7.00%,
              10/1/06, Prerefunded 10/1/99 @
              102...............................        407
    200     Kenton County, School District
              Finance Corp., School Building
              Revenue, 6.30%, 12/1/00...........        212
    100     Kenton County, School District
              Finance Corp., School Building
              Revenue, 6.50%, 12/1/02, Callable
              12/1/01 @ 102.....................        110
    325     Kenton County, School District
              Finance Corp., School Building
              Revenue Refunding, 5.25%, 7/1/07,
              Callable 7/1/03 @ 102.............        342
    495     Kenton County, Water District,
              Waterworks Revenue, District #001,
              6.30%, 2/1/02, FGIC...............        535
  1,015     Kenton County, Water District,
              Waterworks Revenue, District #001,
              6.38%, 2/1/04, Callable 2/1/02 @
              103, FGIC.........................      1,120
  1,245     Kentucky Economic Development
              Finance Authority Revenue
              Mortgage, Southern Central
              Nursing, 6.00%, 7/1/27, Callable
              1/1/08 @105,......................      1,325

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                MUNICIPAL BONDS, CONTINUED:
                            Kentucky, continued:
 $  240     Lexington-Fayette Urban County
              Government, Economic Development
              Revenue, 7.54%, 12/1/03...........   $    245
    300     Lexington-Fayette Urban County
              Government, Educational Facilities
              Revenue, Transylvania University,
              7.15%, 2/1/00, Callable 2/1/99 @
              102, MBIA.........................        316
    250     Lexington-Fayette Urban County
              Government, Educational Facilities
              Revenue, Transylvania University,
              7.25%, 2/1/02, Callable 2/1/99 @
              102, MBIA.........................        264
    335     Lexington-Fayette Urban County
              Government, Public Facilities
              Corp., Capital Projects Mortgage
              Revenue, 6.20%, 4/1/05,
              Prerefunded 4/1/02 @ 102..........        367
    355     Lexington-Fayette Urban County
              Government, Public Facilities
              Corp., Capital Projects Mortgage
              Revenue, 6.30%, 4/1/06,
              Prerefunded 4/1/02 @ 102..........        391
    380     Lexington-Fayette Urban County
              Government, Public Facilities
              Corp., Capital Projects Mortgage
              Revenue, 6.40%, 4/1/07,
              Prerefunded 4/1/02 @ 102..........        420
    405     Lexington-Fayette Urban County
              Government, Public Facilities
              Corp., Capital Projects Mortgage
              Revenue, 6.40%, 4/1/08,
              Prerefunded 4/1/02 @ 102..........        447
    425     Lexington-Fayette Urban County
              Government, Public Facilities
              Corp., Capital Projects Mortgage
              Revenue, 6.40%, 4/1/09,
              Prerefunded 4/1/02 @ 102..........        469
    425     Lexington-Fayette Urban County
              Government, Public Facilities
              Corp., Greenspace Project Revenue,
              6.75%, 12/1/05, Prerefunded
              12/1/00 @ 102.....................        464
    240     Lexington-Fayette Urban County
              Government, Public Facilities
              Corp., Greenspace Project Revenue,
              6.75%, 12/1/07, Prerefunded
              12/1/00 @ 102.....................        262
    350     Lexington-Fayette Urban County
              Government, Public Facilities
              Corp., Mortgage Revenue, 6.70%,
              2/1/02, Callable 2/1/00 @ 102.....        374

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                MUNICIPAL BONDS, CONTINUED:
                            Kentucky, continued:
 $  210     Lexington-Fayette Urban County
              Government, Public Facilities
              Corp., Mortgage Revenue, 6.88%,
              2/1/06, Callable 2/1/00 @ 102.....   $    225
    430     Lexington-Fayette Urban County
              Government, Public Facilities
              Corp., Mortgage Revenue, 6.75%,
              7/1/07, Prerefunded 7/1/00 @
              102...............................        466
    500     Lexington-Fayette Urban County
              Government, Public Facilities
              Corp., Sewer System Revenue,
              6.35%, 7/1/07, Callable 7/1/02 @
              102, MBIA.........................        549
    935     Lexington-Fayette Urban County
              Government, Revenue, University of
              Kentucky Alumni Assoc., Inc.,
              6.50%, 11/1/07, Callable 11/1/04 @
              102, MBIA.........................      1,065
    250     Lexington-Fayette Urban County
              Government, School Building
              Revenue, 6.85%, 6/1/01, Callable
              12/1/99 @ 103.....................        270
    625     Lexington-Fayette Urban County
              Government, School Building
              Revenue, 7.00%, 6/1/04, Callable
              12/1/99 @ 103.....................        678
  1,930     Lexington-Fayette Urban County
              Government, Sewer System Revenue,
              6.35%, 7/1/09, Callable 7/1/02 @
              102, MBIA.........................      2,120
  1,420     Louisville & Jefferson County,
              Airport Authority Revenue, AMT,
              6.00%, 7/1/10, Callable 7/1/07 @
              102, MBIA.........................      1,584
    200     Louisville & Jefferson County,
              Metropolitan Sewer District, Sewer
              Revenue, 6.25%, 6/1/99, ETM.......        207
    300     Louisville & Jefferson County,
              Metropolitan Sewer District, Sewer
              Revenue, 6.90%, 5/1/01,
              Prerefunded 5/1/99 @ 102, MBIA....        318
    825     Louisville & Jefferson County, Sewer
              & Drain System Revenue, 6.40%,
              5/15/08, Callable 11/15/04 @ 102,
              AMBAC.............................        941

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                MUNICIPAL BONDS, CONTINUED:
                            Kentucky, continued:
 $  205     Louisville Parking Authority
              Revenue, 6.60%, 12/1/03, Callable
              6/1/01 @ 103......................   $    226
    300     Louisville Public Properties Corp.
              Revenue, 6.00%, 4/1/04, Callable
              4/1/99 @ 102......................        312
    300     Louisville Public Properties Corp.
              Revenue, 6.00%, 4/1/05, Callable
              4/1/99 @ 102......................        313
    295     Louisville Public Properties Corp.,
              First Mortgage Revenue, 6.15%,
              12/1/05, Callable 12/1/02 @ 102...        322
    200     Louisville Public Properties Corp.,
              First Mortgage Revenue, 6.40%,
              12/1/07, Callable 12/1/02 @ 102...        220
  1,000     Louisville Water Works Board, Water
              System Revenue, Louisville Water
              Co., 5.40%, 11/15/04, Callable
              11/15/00 @ 102....................      1,049
    500     Louisville Water Works Board, Water
              System Revenue, Louisville Water
              Co., 5.63%, 11/15/07, Callable
              11/15/00 @ 102....................        530
  1,540     Louisville Water Works Board, Water
              System Revenue, Louisville Water
              Co., 5.75%, 11/15/09, Callable
              11/15/00 @ 102....................      1,636
  1,530     Louisville Water Works Board, Water
              System Revenue, Louisville Water
              Co., 5.75%, 11/15/10, Callable
              11/15/00 @ 102....................      1,624
  2,090     McCracken County, Hospital Revenue,
              Mercy Health System, 6.40%,
              11/1/07, Callable 11/1/04 @ 102,
              MBIA..............................      2,361
  1,000     McCracken County, Hospital Revenue,
              Mercy Health System, Series A,
              6.20%, 11/1/05, Callable 11/1/04 @
              102, MBIA.........................      1,124
    505     McCreary County, School District
              Finance Corp., School Building
              Revenue, 6.60%, 10/1/08, Callable
              10/1/01 @ 103.....................        561
    215     Mercer County, School District
              Finance Corp., School Building
              Revenue, 6.38%, 12/1/07, Callable
              12/1/01 @ 103.....................        234
    300     Morehead State University, Housing &
              Dining System Revenue, 6.10%,
              11/1/05, Callable 11/1/01 @ 102,
              AMBAC.............................        324

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                MUNICIPAL BONDS, CONTINUED:
                            Kentucky, continued:
 $  200     Morehead State University, Housing &
              Dining System Revenue, Series M,
              6.30%, 11/1/08, Callable 11/1/01 @
              102, AMBAC........................   $    218
    215     Muhlenberg County, School District
              Finance Corp., School Building
              Revenue, 5.85%, 8/1/09, Callable
              8/1/02 @ 102......................        230
    750     Muhlenberg County, School District
              Finance Corp., School Building
              Revenue, 5.85%, 8/1/10, Callable
              8/1/02 @ 102......................        804
    460     Murray State University Revenues,
              Series G, Second Series, 5.60%,
              5/1/07, Callable 5/1/03 @ 102.....        491
    240     Murray State University, Educational
              Buildings Revenue, 5.60%, 5/1/06,
              Callable 5/1/03 @ 102.............        257
    530     Northern Kentucky University,
              Educational Buildings Revenue,
              6.10%, 5/1/06, Callable 5/1/02 @
              102, AMBAC........................        576
    300     Owensboro, Electric Light & Power
              Revenue, 6.75%, 1/1/03, ETM.......        320
    205     Paducah Electric Plant Board
              Revenue, 6.30%, 1/1/08, Callable
              1/1/01 @ 102, AMBAC...............        221
    300     Paducah Waterworks Revenue, 6.10%,
              7/1/00, MBIA......................        315
    300     Paducah Waterworks Revenue, 6.60%,
              7/1/05, Callable 7/1/01 @ 102,
              MBIA..............................        330
  1,085     Perry County, School District,
              Financial Corp. School Building
              Revenue, 6.25%, 7/1/09, Callable
              7/1/02 @ 102......................      1,180
    330     Scott County, School District
              Financial Corp., School Building
              Revenue, 7.10%, 12/1/02, Callable
              12/1/98 @ 103.....................        349
    545     Shelby County, School District
              Financial Corp., School Building
              Revenue, 6.10%, 9/1/02, Callable
              9/1/01 @103.......................        588
    100     Shelby County, School District
              Financial Corp., School Building
              Revenue, 6.25%, 9/1/03, Callable
              9/1/01 @ 103......................        109

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                MUNICIPAL BONDS, CONTINUED:
                            Kentucky, continued:
 $  500     Shelby County, School District
              Financial Corp., School Building
              Revenue, 6.50%, 9/1/05, Callable
              9/1/01 @ 103......................   $    554
    200     Shelby County, School District
              Financial Corp., School Building
              Revenue, 6.50%, 9/1/07, Callable
              9/1/01 @ 103......................        220
  1,000     State Economic Development Finance
              Authority, Hospital Revenue,
              Appalachian Regulatory Hospital,
              5.50%, 10/1/07....................      1,029
  1,000     State Property & Buildings
              Commission Revenues, Project #26,
              7.40%, 6/1/00, Callable 12/1/98
              @102..............................      1,052
  2,300     State Property & Buildings
              Commission Revenues, Project #50,
              6.00%, 2/1/10, Prerefunded 2/1/01
              @ 100.............................      2,430
  1,475     State Property & Buildings
              Commission Revenues, Project #53,
              6.25%, 10/1/02, Callable 10/1/01
              @102..............................      1,606
  1,000     State Property & Buildings
              Commission Revenues, Project #54,
              5.90%, 9/1/07, Callable 9/1/02 @
              102...............................      1,078
  1,000     State Property & Buildings
              Commission Revenues, Project #56,
              5.70%, 9/1/06, Callable 9/1/04 @
              102...............................      1,089
  1,000     State Property & Buildings
              Commission Revenues, Project #56,
              5.80%, 9/1/07, Callable 9/1/04 @
              102...............................      1,091
  1,000     State Property & Buildings
              Commission Revenues, Project #59,
              5.30%, 5/1/07, Callable 11/1/05
              @102..............................      1,063
  1,000     State Property & Buildings
              Commission Revenues, Project #59,
              5.38%, 11/1/09, Callable 11/1/05 @
              102...............................      1,058
    275     State Property & Buildings
              Commission Revenues, Project
              Toyota Corp., 6.40%, 11/1/01......        298
    235     State Turnpike Authority, Economic
              Development, Recovery Road
              Revenue, 6.13%, 7/1/07, ETM.......        253
    500     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 7.13%,
              5/15/01, Prerefunded 5/15/00
              @101.5............................        542
    750     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.70%,
              1/1/03............................        799

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                MUNICIPAL BONDS, CONTINUED:
                            Kentucky, continued:
 $1,000     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.20%,
              7/1/03, AMBAC.....................   $  1,049
  1,000     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.40%,
              7/1/05, AMBAC.....................      1,071
  1,000     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 7.38%,
              5/15/07, Prerefunded 5/15/00 @
              101.5.............................      1,090
  1,000     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 6.50%,
              7/1/08, AMBAC.....................      1,174
  1,000     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.50%,
              7/1/09, AMBAC.....................      1,089
  1,000     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 0.00%,
              1/1/10, FGIC......................        567
  2,600     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.63%,
              7/1/10, Callable 7/1/05 @ 102,
              AMBAC.............................      2,810
    500     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.75%,
              7/1/11, Callable 7/1/05 @ 102,
              AMBAC.............................        544
  2,750     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project S, 5.50%,
              7/1/08, AMBAC.....................      2,999
    500     State Turnpike Authority, Resource
              Recovery Revenue, 6.63%, 7/1/08,
              ETM...............................        559
  1,000     State Turnpike Authority, Resource
              Recovery Revenue, 1985 Series A,
              6.00%, 7/1/09, Callable 1/24/98 @
              100...............................      1,002
    215     State Turnpike Authority, Toll Road
              Revenue, 6.13%, 7/1/08, ETM.......        232
    535     University of Kentucky Revenues,
              Community Colleges, Educational
              Buildings Revenue, 6.30%, 5/1/02,
              Callable 11/1/01 @102.............        579

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                MUNICIPAL BONDS, CONTINUED:
                            Kentucky, continued:
 $1,000     University of Kentucky Revenues,
              Community Colleges, Educational
              Buildings Revenue Bonds, 6.60%,
              5/1/01............................   $  1,079
    475     University of Kentucky Revenues,
              Community Colleges, Educational
              Buildings Revenue, Southeast,
              6.30%, 5/1/05, Callable 11/1/01
              @102..............................        518
    500     University of Louisville Revenues,
              Construction of Educational
              Buildings Revenue, Series I,
              5.40%, 5/1/07, Callable 5/1/03 @
              102...............................        530
    500     University of Louisville Revenues,
              Construction of Educational
              Buildings Revenue, Series I,
              5.40%, 5/1/08, Callable 5/1/03 @
              102...............................        528
    500     University of Louisville Revenues,
              Construction of Educational
              Buildings Revenue, Series I,
              5.40%, 5/1/09, Callable 5/1/03 @
              102...............................        525
  1,000     University of Louisville,
              Educational Buildings Revenue,
              5.38%, 5/1/06, Callable 5/1/03
              @102..............................      1,063
    330     Versailles County, Water & Sewer,
              Revenue, 6.30%, 12/1/09, Callable
              12/1/01 @103......................        361
    305     Warren County, Water District
              Revenue, 7.13%, 1/1/03, Callable
              7/1/99 @ 103, MBIA................        328

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------   --------
                                MUNICIPAL BONDS, CONTINUED:
                            Kentucky, continued:
 $  950     Winchester Utilities Revenue, 5.30%,
              7/1/09, Callable 7/1/03 @ 102.....   $    993
                                                   --------
                                                    121,760
                                                   --------
                               Louisiana (1.0%):
  3,000     Public Facilities Authority Revenue,
              Multi-Family, Series A, 0.00%,
              2/1/20, ETM.......................        933
  1,000     Public Facilities Authority Revenue,
              Series B, 0.00%, 12/1/19, ETM.....        313
                                                   --------
                                                      1,246
                                                   --------
                             Mississippi (0.6%):
  2,500     Home Corp., Residual Revenue, 0.00%,
              9/15/16, Callable 3/15/04 @ 41.6,
              ETM...............................        830
                                                   --------
                                   Texas (0.3%):
  1,000     Central Housing Finance Corp.,
              Single Family Mortgage Revenue,
              Series A, 0.00%, 9/1/16, ETM......        379
                                                   --------
                           Total Municipal Bonds    127,787
                                                   --------
                               INVESTMENT COMPANIES (1.5%):
  1,937     The One Group Municipal Money Market
              Fund, Fiduciary Class.............      1,937
                                                   --------
                      Total Investment Companies      1,937
                                                   --------
                       Total (Cost $121,005) (a)   $129,724
                                                   ========

------------

Percentages indicated are based on net assets of $131,149.
(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation.....................................  $8,719
                   Unrealized depreciation.....................................      --
                                                                                 ------
                   Net unrealized appreciation.................................  $8,719
                                                                                 ======
AMBAC   Insured by AMBAC Indemnity Corp.
AMT     Alternative Minimum Tax Paper
ETM     Escrowed to Maturity
FGIC    Insured by Federal Guarantee Insurance Corp.
FHA     Insured by Federal Housing Administration
FNMA    Insured by Federal National Mortgage Association
FSA     Insured by Federal Security Assurance
GSL     Guaranteed Student Loans
MBIA    Insured by Municipal Bond Insurance Association
VA      Veterans Administration

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Ohio Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
MUNICIPAL BONDS (99.3%):
California (0.6%):
 $ 1,000    Escondido Multifamily Housing
              Revenue, 5.40%, 1/1/27, Callable
              7/1/05 @ 101.5, FNMA.............  $  1,052
                                                 --------
Colorado (1.2%):
   2,810    El Paso County, Single Family
              Mortgage Revenue, Series A,
              0.00%, 5/1/15, ETM...............     1,132
   2,335    Housing Finance Authority, Single
              Family Mortgage Revenue, 0.00%,
              9/1/14, ETM......................       982
                                                 --------
                                                    2,114
                                                 --------
Kansas (0.5%):
   1,000    Kansas City, Single Family Mortgage
              Revenue, Series 1983 A, 0.00%,
              12/1/14, ETM.....................       422
   1,390    Saline County, Single Family
              Mortgage Revenue, Series 1983 A,
              0.00%, 12/1/15, ETM..............       553
                                                 --------
                                                      975
                                                 --------
Massachusetts (0.6%):
   1,000    State GO, 6.75, 8/1/09, Callable
              8/1/01@ 102, AMBAC...............     1,098
                                                 --------
Mississippi (0.6%):
   3,000    Home Corp., Residual Revenue,
              0.00%, 9/15/16, Callable 3/15/04
              @ 41.6, ETM......................       996
                                                 --------
Missouri (0.7%):
   1,000    State Health, Revenue, 6.40%,
              6/1/10, MBIA.....................     1,169
                                                 --------
Ohio (94.0%):
   1,000    Adams County, GO, School District,
              5.45%, 12/1/08, Callable 12/1/05
              @ 102, MBIA......................     1,079
   1,000    Air Quality Development Authority,
              Pollution Control Revenue, Ohio
              Edison, 7.45%, 3/1/16, Callable
              3/1/00 @ 102, FGIC...............     1,081
   1,045    Akron Sewer Systems, Revenue,
              5.30%, 12/1/05, MBIA.............     1,117
   1,000    Akron Sewer Systems, Revenue,
              5.65%, 12/1/08, Callable 12/1/06
              @ 102, MBIA......................     1,094
   1,000    Akron, Bath, Copley Ohio Hospital
              Revenue, 7.45%, 11/15/20,
              Prerefunded 11/15/00 @ 102,
              AMBAC............................     1,109
   1,000    Allen County, Justice Center, GO,
              7.00%, 12/1/15, Prerefunded
              12/1/01 @ 101, AMBAC.............     1,113

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $ 3,000    Bexley School District, GO, 6.50%,
              12/1/16, Prerefunded 12/1/01
              @102.............................  $  3,307
   1,000    Big Walnut Ohio School District,
              GO, 7.30%, 6/1/15, Prerefunded
              6/1/01 @ 102, AMBAC..............     1,120
     250    Big Walnut Ohio School District,
              GO, 5.10%, 12/1/15, Callable
              12/01/07 @ 101, AMBAC............       251
     725    Bowling Green State University,
              Revenue, 5.65%, 6/1/11, Callable
              6/1/06 @ 101, AMBAC..............       782
   1,000    Butler County, Hospital Facilities,
              6.75%, 11/15/10, Callable
              11/15/01 @ 102, FGIC.............     1,100
     750    Cincinnati, GO, 6.75%, 12/1/00.....       808
   2,775    Clermont County, Waterworks,
              Revenue, 6.63%, 12/1/15,
              Prerefunded 12/1/01 @102, AMBAC..     3,076
   1,000    Cleveland Airport Systems Revenue,
              Series A, AMT, 5.13%, 1/1/13,
              Callable 1/1/08 @ 101............       999
   4,500    Cleveland Public Power System,
              Revenue, 6.40%, 11/15/06,
              Callable 11/15/04 @ 102, MBIA....     5,075
   3,000    Cleveland Public Power System,
              Revenue, 0.00%, 11/15/11, MBIA...     1,535
   1,000    Cleveland Stadium Project, 5.25%,
              11/15/12, Callable 11/15/07 @
              102, AMBAC.......................     1,030
   2,000    Cleveland Waterworks, Revenue,
              5.50%, 1/1/13, MBIA..............     2,144
   1,850    Cleveland Waterworks, Revenue,
              Series F-92B, 6.25%, 1/1/06,
              Callable 1/1/02 @ 102, AMBAC.....     2,015
   3,750    Cleveland Waterworks, Revenue,
              Series F-92B, 6.50%, 1/1/11,
              Callable 1/1/02 @ 102, AMBAC.....     4,095
      50    Cleveland Waterworks, Revenue,
              Series F-92B, 6.50%, 1/1/11,
              Prerefunded 1/1/02 @102, AMBAC...        55
     500    Cleveland, GO, 7.50%, 8/1/07,
              Prerefunded 2/1/03 @ 100, AMBAC..       575
   1,000    Cleveland, GO, 6.88%, 7/1/09,
              Prerefunded 7/1/99 @102, MBIA....     1,062
   1,000    Cleveland, GO, 6.38%, 7/1/12,
              Callable 7/1/02 @ 102, MBIA......     1,106

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Ohio Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $ 1,225    Columbus Municipal Airport No.
              30-E-U, GO, 6.20%, 4/15/04,
              Callable 4/15/01 @ 100...........  $  1,305
   1,000    Columbus Sewer Improvements, GO,
              6.75%, 9/15/06, Callable 9/15/01
              @ 100............................     1,094
   2,285    Columbus Waterworks Enlargement No.
              44, GO, 6.00%, 5/1/11, Callable
              5/1/03 @ 102.....................     2,501
   1,000    Columbus Waterworks Enlargement No.
              44, GO, 6.00%, 5/1/12, Callable
              5/1/03 @ 102.....................     1,094
   1,000    Columbus, GO, 6.40%, 1/1/07,
              Callable 1/1/02 @ 102............     1,096
   1,000    Columbus, GO, 5.00%, 06/15/12,
              Callable 6/15/08 @ 101...........     1,021
   1,000    Cuyahoga County, Hospital Revenues,
              5.13%, 2/15/13, Callable 2/15/07
              @ 102, MBIA......................     1,008
   1,000    Cuyahoga County, Hospital Revenues,
              Series A, 5.50%, 1/15/10,
              Callable 1/15/06 @ 102, MBIA.....     1,063
   1,000    Cuyahoga County, Jail Facilities,
              GO, 7.00%, 10/1/13, Prerefunded
              10/1/01 @ 102....................     1,114
   1,500    Cuyahoga County, Public
              Improvements, GO, 6.70%, 10/1/10,
              Prerefunded 10/1/99 @102.........     1,597
   1,000    Delaware County, Library District,
              GO, 7.25%, 11/1/10, Prerefunded
              11/1/00 @102.....................     1,106
   1,000    Delaware County, Sewer, GO, 5.60%,
              12/1/10, Callable 12/1/05 @
              101..............................     1,068
   2,165    Dublin City School District, GO,
              0.00%, 12/1/09, MBIA.............     1,253
   2,150    Dublin City School District, GO,
              0.00%, 12/1/10, MBIA.............     1,174
   1,650    Dublin City School District, GO,
              0.00%, 12/1/11, MBIA.............       848
   1,185    Dublin City School District, GO,
              5.00%, 12/1/12, Callable 12/1/07
              @ 101, MBIA......................     1,197
   1,000    Fairfield County, Hospital
              Improvement Revenue,
              Lancaster-Fairfield Community
              Hospital, 7.10%, 6/15/21,
              Prerefunded 6/15/01 @102, MBIA...     1,113
     500    Fairfield County, School District,
              GO, 7.75%, 12/1/09, Callable
              12/1/98 @ 102, AMBAC.............       528

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $ 1,500    Franklin County, Health Care
              Facilities Revenue, 5.50%,
              11/1/16, Callable 11/1/02 @
              102..............................  $  1,510
   1,000    Franklin County, Health Care
              Facilities Revenue, 5.50%,
              7/1/17, Callable 07/01/08 @
              101..............................       989
   1,290    Franklin County, Hospital Revenue,
              Children's Hospital, 5.65%,
              11/1/08, Callable 11/1/06 @
              101..............................     1,401
   1,065    Franklin County, Hospital Revenue,
              Children's Hospital, 5.75%,
              11/1/09, Callable 11/1/06 @
              101..............................     1,157
     800    Franklin County, Hospital Revenue,
              Children's Hospital, 5.80%,
              11/1/10, Callable 11/1/06 @
              101..............................       869
   2,000    Franklin County, Hospital Revenue,
              Children's Hospital Project,
              Series A, 6.50%, 5/1/07, Callable
              11/1/02 @ 102....................     2,215
   1,000    Franklin County, Hospital Revenue,
              Children's Hospital Project,
              Series A, 6.60%, 11/1/11,
              Callable 11/1/01 @ 102...........     1,103
   1,000    Franklin County, Hospital Revenue,
              Holy Cross Health, 7.65%, 6/1/10,
              Prerefunded 6/1/00 @ 102, AMBAC..     1,101
   1,000    Franklin County, Hospital Revenue,
              Riverside United, Series B,
              7.60%, 5/15/20, Prerefunded
              5/15/00 @ 102....................     1,098
   1,000    Greater Cleveland Regional
              Transportation Authority, GO,
              5.60%, 12/1/11, Callable 12/1/06
              @ 101, FGIC......................     1,073
   1,600    Greene County, GO, 6.25%, 12/1/09,
              Callable 12/1/02 @ 102, AMBAC....     1,761
   1,000    Greene County, Water System,
              Revenue, 6.85%, 12/1/11, Callable
              12/1/01 @ 102, AMBAC.............     1,107
   1,500    Hamilton County, Building
              Improvement, Museum Center, GO,
              6.50%, 12/1/09, Callable 12/1/01
              @ 102............................     1,649
   1,500    Hamilton County, Economic
              Development, Housing Revenue,
              AMT, 5.50%, 1/1/12, Callable
              1/1/07 @ 102, FNMA...............     1,544
   1,500    Hamilton County, Electric Systems,
              Revenue, 6.13%, 10/15/08,
              Callable 10/15/02 @ 102, FGIC....     1,637

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Ohio Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $ 1,500    Hamilton County, Hospital
              Facilities, Bethesda Hospital,
              Series A, 6.25%, 1/1/12, Callable
              1/1/03 @ 102.....................  $  1,618
   1,265    Hamilton County, Hospital
              Facilities, Christ Hospital,
              Series B, 6.63%, 1/1/06, Callable
              1/1/01 @ 100, FGIC...............     1,355
     380    Hamilton County, Sewer System,
              Revenue, 6.30%, 12/1/01,
              Prerefunded 6/1/01 @102..........       413
   1,000    Hamilton Waterworks, Revenue, Water
              Utility Improvement, 6.40%,
              10/15/07, Callable 10/15/01 @
              102, MBIA........................     1,094
   1,250    Housing Finance Agency, Revenue,
              Mortgage, Series A-1, 6.20%,
              9/1/14, Callable 3/1/05 @ 102,
              GNMA.............................     1,338
   1,000    Huron County, Correctional
              Facility, Issue I, GO, 5.70%,
              12/1/11, Callable 12/1/07 @ 102,
              MBIA.............................     1,100
   1,000    Kent State University, General
              Receipts Revenue, 6.45%, 5/1/12,
              Callable 5/1/02 @ 102, AMBAC.....     1,095
   3,000    Lakewood Sanitation Sewer System,
              Revenue, Special Obligation,
              6.40%, 12/1/11, Callable 12/1/01
              @ 102............................     3,263
   1,000    Logan County School District, GO,
              7.10%, 12/1/12, Prerefunded
              12/1/01 @ 101, AMBAC.............     1,117
   1,000    Lorain County, Hospital Revenue,
              6.00%, 9/1/05, MBIA..............     1,108
   1,000    Lorain County, Hospital Revenue,
              5.63%, 9/1/12, Callable 9/1/07 @
              102, MBIA........................     1,078
   1,000    Marysville School District, GO,
              7.20%, 12/1/10, Prerefunded
              12/1/00 @ 102, AMBAC.............     1,104
   1,000    Miami County, GO, 5.25%, 12/1/17,
              Callable 12/1/7 @ 102............     1,006
   2,500    Middleburg Heights Hospital, 5.70%,
              8/15/10, Callable 8/15/08 @ 102,
              FSA..............................     2,756
   1,000    Montgomery County Hospital, 5.35%,
              12/1/08, Callable 12/1/07 @
              101..............................     1,025
     325    Montgomery County Hospital, 5.65%,
              12/1/12, Callable 12/1/07 @
              101..............................       335
   2,000    Montgomery County, Sisters of
              Charity, Series A, 6.50%,
              5/15/08, Callable 5/15/01 @ 102,
              MBIA.............................     2,180
   1,000    North Royalton, GO, 7.50%, 12/1/11,
              Callable 12/1/00 @ 102...........     1,110

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $ 1,000    Northeast Ohio Regional Sewer
              District Wastewater, Revenue,
              6.50%, 11/15/08, Prerefunded
              11/15/01 @101, AMBAC.............  $  1,095
     940    Ohio Capital Corp. for Housing,
              5.60%, 1/1/07, Callable 7/1/03 @
              102, MBIA........................       980
     665    Ohio Housing Finance, Revenue,
              7.50%, 9/1/10, Callable 9/1/00 @
              102, GNMA........................       708
   1,000    Ohio State University, University &
              College Improvements, Revenue,
              5.50%, 12/1/03, Callable 12/1/02
              @ 102............................     1,067
     500    Olentangy Local School District,
              GO, 7.75%, 12/1/11, BIG..........       655
     565    Olmstead Falls Ohio School
              District, GO, 6.85%, 12/15/11,
              Prerefunded 12/15/04 @ 102,
              FGIC.............................       660
   1,250    Olmstead Falls, Local School
              District, Revenue, 0.00%,
              12/15/10, AMBAC..................       677
     500    Orrville Electric Revenue, 7.50%,
              12/1/10, Callable 12/1/98 @ 102,
              AMBAC............................       527
   1,000    Ottawa County, GO, 7.00%, 9/1/11,
              Callable 9/1/01 @ 102, AMBAC.....     1,107
   1,000    Pickerington Local School District,
              GO, 7.00%, 12/1/13, Prerefunded
              12/1/00 @102, AMBAC..............     1,099
   1,000    Piqua City School District, GO,
              5.20%, 12/01/15, Callable 12/1/7
              @ 102, FGIC......................     1,014
   2,600    Portage County, Robinson Memorial
              Hospital Project, 5.63%,
              11/15/07, Callable 11/15/04 @102,
              MBIA.............................     2,816
   2,220    Rocky River City School District,
              School Improvements, GO, 6.90%,
              12/1/11, Callable 2/1/00 @ 102...     2,431
   1,000    Saint Mary's Electric Systems
              Mortgage, Revenue, 7.15%,
              12/1/10, Callable 2/1/00 @ 102,
              AMBAC............................     1,103
   1,000    Sandusky City School District, GO,
              7.30%, 12/1/10, Callable 12/1/00
              @ 102............................     1,106
   1,000    Shaker Heights City Schools, GO,
              7.10%, 12/15/10..................     1,218
   1,710    Springfield County, School
              District, GO, 0.00%, 12/1/12,
              AMBAC............................       826

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Ohio Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $ 1,000    Springfield, GO, 6.88%, 9/1/06,
              Callable 9/1/01 @ 102, AMBAC.....  $  1,110
   1,000    State Building Authority, 7.35%,
              4/1/09, Prerefunded 4/1/00 @ 102,
              MBIA.............................     1,090
   2,000    State Building Authority, Adult
              Correctional Building, Series A,
              6.13%, 10/1/09, Callable 10/1/03
              @ 102............................     2,206
   1,000    State Building Authority, Adult
              Correctional Building, Series A,
              5.50%, 4/1/13, Callable 4/1/07 @
              101, AMBAC.......................     1,056
   1,000    State Building Authority, Highway
              Safety Building, 5.38%, 10/1/09,
              AMBAC............................     1,065
   1,000    State Building Authority, State
              Correctional Facilities, Series
              A, 6.50%, 10/1/01................     1,085
   1,165    State Building Authority, State
              Facilities Transportation
              Building Fund, Series A, 6.50%,
              9/1/09, Callable 9/1/04 @ 102,
              AMBAC............................     1,317
   1,000    State Building Authority, State
              Facilities, Administration
              Building Funds, Series A, 5.75%,
              10/1/06, Callable 10/1/04 @ 102,
              MBIA.............................     1,097
   2,000    State Building Authority, State
              Facilities, J. Rhodes, Series A,
              6.38%, 6/1/07, Callable 6/1/01 @
              102..............................     2,174
   1,000    State Educational Loan Revenue,
              Series A-1, AMT, 5.40%, 12/1/09,
              Callable 6/1/07 @ 102, AMBAC.....     1,053
   1,750    State Elementary & Secondary
              Education, Revenue, 5.63%,
              12/1/06..........................     1,911
   2,510    State Fresh Water Development, GO,
              5.80%, 6/1/11, Callable 6/1/05 @
              102, AMBAC.......................     2,734
   1,150    State Higher Educational Facilities
              Revenue, 0.00%, 7/1/10...........     1,124
   1,200    State Higher Educational Facilities
              Revenue, 5.25%, 10/1/12, Callable
              10/1/07 @ 101....................     1,231
     200    State Higher Educational Facilities
              Revenue, 7.25%, 12/1/12, Callable
              12/1/00 @ 102, FGIC..............       220
     800    State Higher Educational Facilities
              Revenue, 7.25%, 12/1/12, Callable
              12/01/00 @ 102, FGIC.............       885

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $ 1,000    State Higher Educational
              Facilities, Revenue, Case
              Western, 7.13%, 10/1/14, Callable
              10/1/00 @ 102....................  $  1,098
   1,545    State Housing Finance, Mortgage
              Revenue, Series B-3, AMT, 5.25%,
              9/1/10, Callable 9/1/07 @ 102,
              GNMA.............................     1,579
   1,000    State Liquor Profits Revenue,
              6.85%, 9/1/00....................     1,072
   1,000    Strongsville, GO, 6.70%, 12/1/11,
              Callable 12/1/06 @ 102...........     1,159
   1,335    Strongsville, GO, 5.05%, 12/01/14,
              Callable 12/01/07 @ 101..........     1,349
     800    Toledo Sewer Revenue, 6.20%,
              11/15/02, AMBAC..................       874
   1,000    Toledo Sewer System Revenue, 7.38%,
              11/15/10, Callable 11/15/98 @
              102, MBIA........................     1,050
   1,000    Toledo, GO, 5.63%, 12/1/11,
              Callable 12/1/06 @ 102, AMBAC....     1,085
   1,000    Toledo, GO, Series B, 0.00%,
              12/1/11, FGIC....................       507
   1,000    University of Cincinnati, Revenue,
              7.30%, 6/1/09, Prerefunded 6/1/99
              @ 100............................     1,047
   1,000    University of Cincinnati, Revenue,
              General Receipts, University &
              College Improvements, 7.00%,
              6/1/11, Prerefunded 6/1/01 @
              102..............................     1,106
   1,000    University of Cincinnati, Revenue,
              Certificates of Participation,
              University & College
              Improvements, 6.75%, 12/1/09,
              Callable 12/1/01 @ 102, MBIA.....     1,101
   1,000    University of Cincinnati, Revenue,
              General Receipts, 5.75%, 6/1/13,
              Callable 6/1/06 @ 101............     1,070
   1,000    University of Cincinnati, Revenue,
              General Receipts, Health &
              Hospital Improvements, 7.10%,
              6/1/10, Callable 6/1/99 @ 102....     1,063
   1,000    University of Cincinnati, Revenue,
              Series R2, 6.25%, 6/1/09,
              Callable 12/1/02 @ 102...........     1,106
   1,000    Water Development Authority,
              Pollution Control Facilities,
              5.50%, 12/1/09, Callable 6/1/05 @
              101, MBIA........................     1,065

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Ohio Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $ 1,500    Water Development Authority, Water
              Development Revenue, 7.00%,
              12/1/09, Callable 6/1/00 @ 102,
              ETM, AMBAC.......................  $  1,771
   1,000    Westerville, Minerva Park & Blendon
              Joint Township, Saint Ann's
              Hospital, Series B, 6.80%,
              9/15/06, Callable 9/15/01 @ 102,
              AMBAC............................     1,140
   2,750    Westerville, Minerva Park & Blendon
              Joint Township, Saint Ann's
              Hospital, Series B, 7.00%,
              9/15/12, Callable 9/15/01 @ 102,
              AMBAC............................     3,230
     500    Westlake Ohio Safety, GO, 7.65%,
              12/1/08, Callable 12/1/98 @
              102..............................       528
   1,000    Worthington City School District,
              GO, 7.45%, 12/1/12, Prerefunded
              12/1/99 @102, MBIA...............     1,083
                                                 --------
                                                  167,747
                                                 --------

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Texas (0.5%):
 $ 2,500    Southeast Texas Housing Financial
              Corp., Revenue, 0.00%, 9/1/17,
              ETM, MBIA........................  $    900
                                                 --------
Washington (0.6%):
   1,000    State, Series A & AT-6, GO, 6.25%,
              2/1/11...........................     1,151
                                                 --------
  Total Municipal Bonds........................   177,202
                                                 --------
INVESTMENT COMPANIES (0.2%):
     273    Fidelity Ohio Tax Free Money Market
              Fund.............................       273
       0    The One Group Ohio Municipal Money
              Market Fiduciary Class (b).......         0
                                                 --------
  Total Investment Companies                          273
                                                 --------
Total (Cost $164,591) (a)                        $177,475
                                                 ========

------------

Percentages indicated are based on net assets of $178,334.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows
    (amounts in thousands):

                   Unrealized appreciation.....................................  $12,884
                   Unrealized depreciation.....................................       --
                                                                                 -------
                   Net unrealized appreciation.................................  $12,884
                                                                                 =======

(b) Rounds to less than 1,000.

 * Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at December 31, 1997.

AMBAC  Insured by AMBAC Indemnity Corp.
AMT    Alternative Minimum Tax Paper
BIG    Insured by Bond Insurance Guarantee
ETM    Escrowed to Maturity
FGIC   Insured by Federal Guarantee Insurance Corp.
FNMA   Insured by Federal National Mortgage Association
FSA    Insured by Federal Security Assurance
GNMA   Insured by Government National Mortgage Association
GO     General Obligation
MBIA   Insured by Municipal Bond Insurance Association

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Louisiana Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                   MUNICIPAL BONDS (100.4%):
                              Louisiana (100.4%):
 $ 1,165    Ascension Parish, Gravity Drain,
              Sales & Use Tax, 5.40%, 12/1/07,
              Callable 12/1/06 @ 100, FGIC.......   $  1,248
   1,230    Ascension Parish, Gravity Drain,
              Sales & Use Tax, 5.50%, 12/1/08,
              Callable 12/1/06 @ 100, FGIC.......      1,320
   2,500    Bastrop, Industrial Development
              Board, Pollution Control Revenue,
              International Paper Co. Project,
              6.90%, 3/1/07, Callable 3/1/02 @
              102................................      2,764
     700    Baton Rouge, Public Improvements
              Sales & Use Tax, 6.85%, 8/1/00,
              Callable 8/1/99 @ 102, AMBAC.......        743
     800    Baton Rouge, Public Improvements
              Sales & Use Tax, 6.90%, 8/1/01,
              Callable 8/1/99 @ 102, AMBAC.......        851
     765    Baton Rouge, Public Improvements
              Sales & Use Tax, 6.38%, 8/1/09,
              Callable 8/1/01 @ 101.5, FSA.......        830
   2,000    Baton Rouge, Public Improvements
              Sales & Use Tax, Series A, 6.00%,
              8/1/04, Callable 8/1/01 @ 101.5,
              FSA................................      2,146
     700    Bossier City, Public Improvements
              Sales & Use Tax Revenue, 5.05%,
              11/1/11, Callable 11/1/07 @ 100,
              FGIC...............................        715
     805    Bossier City, Public Improvements
              Sales & Use Tax Revenue, Series ST,
              6.20%, 11/1/07, Callable 11/1/01 @
              102, AMBAC.........................        876
     400    Bossier City, Public Improvements
              Sales & Use Tax, Series ST-1989,
              6.88%, 11/1/06, Callable 11/1/99 @
              101.5, FGIC........................        427
     400    Bossier City, Public Improvements
              Sales & Use Tax, Series ST-1989,
              6.88%, 11/1/07, Callable 11/1/99 @
              101.5, FGIC........................        427
     550    Bossier City, Public Improvements
              Sales & Use Tax, Series ST-1989,
              6.88%, 11/1/08, Callable 11/1/99 @
              101.5, FGIC........................        586
   1,415    Caddo Parish, GO, 5.25%, 2/1/06,
              Callable 2/1/05 @ 100, MBIA........      1,492
     750    Caddo Parish, GO, 5.25%, 2/1/08,
              Callable 2/1/05 @ 100, MBIA........        783
     470    Caddo Parish, Industrial Development
              Board, Wal-Mart Stores, Inc.
              Project, 5.95%, 11/1/07, Callable
              5/1/98 @ 101.5.....................        479
     500    Calcasieu Parish, School District
              #22, Ward 3, Series A, GO, 7.10%,
              2/1/01, Callable 2/1/99 @ 100,
              BIG................................        517

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                            Louisiana, continued:
 $ 1,500    De Soto Parish, Pollution Control
              Revenue, International Paper Co.
              Project--Series A, 5.05%,
              12/1/02............................   $  1,570
     910    East Baton Rouge Parish, Sales & Use
              Tax, 5.80%, 2/1/09, Callable 2/1/05
              @ 101.5, FGIC......................        990
   2,280    East Baton Rouge Parish, Sales & Use
              Tax, Series A, 8.00%, 2/1/02,
              FGIC...............................      2,608
   1,085    East Baton Rouge Parish, Sales & Use
              Tax, Series ST, 5.15%, 2/1/05,
              Callable 2/1/03 @ 101.5............      1,133
     500    East Baton Rouge Parish, Sales & Use
              Tax, Series ST, 5.80%, 2/1/07,
              Callable 2/1/05 @ 101.5, FGIC......        547
   1,000    East Baton Rouge Parish, Sales & Use
              Tax, Series ST, 5.10%, 2/1/07,
              Callable 2/1/06 @ 101.5, FGIC......      1,050
     845    East Baton Rouge Parish, Sales & Use
              Tax, Series ST, 5.80%, 2/1/08,
              Callable 2/1/05 @ 101.5, FGIC......        921
   1,280    East Baton Rouge, Mortgage Finance
              Authority, Single Family Mortgage,
              Series B, 5.45%, 10/1/03, GNMA.....      1,323
     500    East Baton Rouge, Parish Sales & Use
              Tax, 7.10%, 2/1/00, Callable 2/1/99
              @ 101.5, MBIA......................        525
   1,560    Houma Utilities Revenue, 6.13%,
              1/1/07, Callable 1/1/02 @ 102,
              FGIC...............................      1,692
     490    Housing Finance Agency, Mortgage
              Revenue, Series D-2, AMT, 6.10%,
              12/1/11, Callable 12/1/06 @ 102....        524
     575    Housing Finance Agency, Mortgage
              Revenue, Single Family A-1, 5.70%,
              6/1/15, Callable 6/1/05 @ 102......        595
   1,185    Iberia Home Mortgage Authority,
              Single Family Mortgage Revenue,
              7.38%, 1/1/11, Callable 7/1/03 @
              103................................      1,288
     400    Jefferson Parish, Construction
              Waterworks, Revenue, District #2,
              7.25%, 1/15/00, Callable 1/15/98
              @ 100..............................        407
   1,680    Jefferson Parish, Drain Sales Tax
              Revenue, 6.50%, 11/1/06, Callable
              11/1/01 @ 100, AMBAC...............      1,822
     290    Jefferson Parish, Home Mortgage
              Authority, Single Family Mortgage
              Revenue, Sub-Series B, 4.50%,
              6/1/13, Callable 12/1/03 @ 102.....        293
     500    Jefferson Parish, School Board Sales
              & Use Tax Revenue, 6.05%, 2/1/02,
              MBIA...............................        537

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Louisiana Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                            Louisiana, continued:
 $ 1,100    Jefferson Parish, School Board Sales
              & Use Tax Revenue, 6.15%, 2/1/03,
              Callable 2/1/02 @ 102, MBIA........   $  1,200
   5,760    Jefferson Parish, School Board Sales
              & Use Tax Revenue, 6.25%, 2/1/08,
              Callable 2/1/02 @ 102, MBIA........      6,277
   4,670    Jefferson, Sales Tax District
              Special, Tax Revenue, Series A,
              6.75%, 12/1/06, Callable 12/1/02 @
              100, FGIC..........................      5,176
     755    Kenner, Sales & Use Tax Revenue,
              5.75%, 6/1/06, Callable 6/1/02 @
              103, FGIC..........................        813
   1,525    La Foursche Parish Louisiana School
              District #1 Parish Wide, GO, 5.00%,
              2/1/13, Callable 2/1/08 @ 100,
              FSA................................      1,536
   1,000    Lafayette Parish, GO, 7.80%, 3/1/01,
              Callable 3/1/98 @ 102, FGIC........      1,026
     750    Lafourche Parish, Hospital Service,
              District #3, Hospital Revenue,
              5.50%, 10/1/04, Callable 10/1/03 @
              102................................        784
     650    Lafourche Parish, Water District #1,
              Water Revenue, 5.63%, 1/1/01.......        676
     500    Lincoln Parish, School District #1,
              GO, Ruston, 6.20%, 3/1/03, Callable
              3/1/01 @ 100, MBIA.................        530
   1,465    Lincoln Parish, School District #1,
              GO, Ruston, 6.40%, 3/1/05, Callable
              3/1/01 @ 100, MBIA.................      1,562
   1,000    Louisiana State University &
              Agriculture & Mechanical College,
              University Revenues, 6.00%, 7/1/07,
              Callable 7/1/06 @ 102, MBIA........      1,121
   1,120    Louisiana State University &
              Agriculture & Mechanical College,
              University Revenues, 5.50%, 7/1/13,
              Callable 7/1/06 @ 102, MBIA........      1,182
   1,220    Monroe Parish, Special School
              District, GO, 8.00%, 3/1/01,
              MBIA...............................      1,363
   1,300    Monroe Parish, Special School
              District, GO, 7.00%, 3/1/02,
              MBIA...............................      1,442
   1,390    Monroe Parish, Special School
              District, GO, 7.00%, 3/1/03,
              MBIA...............................      1,570
   1,230    Monroe Parish, Special School
              District, GO, 5.35%, 3/1/05,
              FGIC...............................      1,309
   1,320    Monroe Parish, Special School
              District, GO, 5.35%, 3/1/06,
              Callable 3/1/05 @ 100, FGIC........      1,400
   1,000    New Orleans Audubon Park, Revenue,
              5.00%, 4/1/12, Callable 4/1/07 @
              101, MBIA..........................      1,004

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                            Louisiana, continued:
 $ 1,000    New Orleans, GO, 5.88%, 10/1/11,
              Callable 10/1/05 @ 101, AMBAC......   $  1,090
   3,250    New Orleans, GO, 0.00%, 9/1/17,
              AMBAC..............................      1,200
     550    New Orleans, GO, Public Improvement,
              Revenue, 5.85%, 11/1/07, Callable
              11/1/05 @ 100, FGIC................        599
   1,235    New Orleans, GO, Public Improvement,
              Series A, 5.00%, 12/1/13, Callable
              12/1/07 @ 100, AMBAC...............      1,238
   1,000    Orleans Parish School District, GO,
              5.13%, 9/1/13, Callable 3/1/08 @
              100, MBIA..........................      1,016
   1,000    Ouachita Parish, Hospital Service
              District #1, Glenwood Regional
              Medical Center, 5.70%, 5/15/16,
              Callable 5/15/10 @ 100, FSA........      1,066
   2,525    Ouachita Parish, Hospital Service
              District #1, Glenwood Regional
              Medical Center, Health Care
              Revenue, 7.50%, 7/1/06, Callable
              7/1/01 @ 102.......................      2,839
   1,655    Ouachita Parish, West School
              District, Series A, GO, 6.70%,
              3/1/06, Callable 3/1/01 @ 102,
              FSA................................      1,811
   2,000    Ouachita Parish, West School
              District, Series A, Revenue, 6.50%,
              3/1/03, Callable 3/1/01 @ 102,
              FSA................................      2,177
   1,440    Plaquemines Parish, GO, 6.40%,
              8/1/04, Callable 8/1/01 @ 102,
              AMBAC..............................      1,570
     420    Plaquemines Parish, Sales & Use Tax,
              6.70%, 12/1/08, Callable 12/1/01 @
              102................................        457
     410    Plaquemines Parish, Sales & Use Tax,
              6.70%, 12/1/09, Callable 12/1/01 @
              102................................        446
     605    Plaquemines Parish, School Board,
              Sales & Use Tax, 6.65%, 3/1/05,
              Callable 3/1/02 @ 102..............        667
   2,180    Public Facilities Authority Revenue,
              Alton Ochsner Medical Foundation,
              Series A, 6.30%, 5/15/04, Callable
              5/15/02 @102, MBIA.................      2,388
   1,000    Public Facilities Authority Revenue,
              Alton Ochsner Medical Project,
              Series B, 5.75%, 5/15/11, Callable:
              5/15/02 @ 100, MBIA................      1,048
   1,000    Public Facilities Authority Revenue,
              Indexed Caps, 5.88%, 2/15/11,
              Callable 2/15/03 @ 102, FGIC.......      1,071
   1,000    Public Facilities Authority Revenue,
              Lafayette General Medical Center
              Project, Hospital Revenue, 6.05%,
              10/1/04, Callable 10/1/02 @ 102,
              FSA................................      1,089

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Louisiana Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                            Louisiana, continued:
 $ 1,960    Public Facilities Authority Revenue,
              Loyola University, 6.60%, 4/1/05,
              Callable 4/1/02 @ 102..............   $  2,164
   2,525    Public Facilities Authority Revenue,
              Loyola University Project, 5.63%,
              10/1/10, Callable 10/1/07 @ 102,
              MBIA...............................      2,749
     500    Public Facilities Authority Revenue,
              Loyola University Project, Series
              A, 7.20%, 10/1/00, Callable 10/1/99
              @ 102..............................        537
   1,135    Public Facilities Authority Revenue,
              Mary Bird Perkins Cancer Center,
              5.50%, 1/1/04, FSA.................      1,206
   5,000    Public Facilities Authority Revenue,
              Multi-Family, Series A, 0.00%,
              2/1/20, ETM........................      1,553
     500    Public Facilities Authority Revenue,
              Our Lady of Lake Regional, Series
              C, Healthcare Revenue, 5.70%,
              12/1/04, Callable 12/1/01 @ 102,
              MBIA...............................        532
   7,500    Public Facilities Authority Revenue,
              Series B, 0.00%, 12/1/19, ETM......      2,350
     110    Public Facilities Authority Revenue,
              Sisters of Mercy, 7.38%, 6/1/09,
              Callable 6/1/99 @ 102..............        117
   2,145    Public Facilities Authority Revenue,
              Tulane University, 6.25%, 7/15/06,
              Callable 7/15/01 @ 102.............      2,316
     735    Public Facilities Authority Revenue,
              Tulane University, 5.55%, 10/1/07,
              Callable 10/1/06 @ 102, AMBAC......        800
   1,605    Public Facilities Authority Revenue,
              Tulane University, 5.75%, 10/1/09,
              Callable 10/1/06 @ 102, AMBAC......      1,767
     300    Public Facilities Authority Revenue,
              Tulane University, Series A, 7.50%,
              5/15/00, Callable 5/15/98 @ 102....        310
     225    Public Facilities Authority Revenue,
              Tulane University, Series A1,
              5.80%, 2/15/04, Callable 2/15/03 @
              102, FGIC..........................        243
   1,235    Public Facilities Authority Revenue,
              Womens Hospital Foundation,
              Healthcare Revenue, 6.85%, 10/1/05,
              Callable 10/1/02 @ 102.............      1,390
     730    Public Facilities Authority Revenue,
              Womens Hospital Foundation,
              Healthcare Revenue, 5.40%, 10/1/05,
              Callable 10/1/04 @ 102, FGIC.......        776
   1,715    Public Facilities Authority Revenue,
              Womens Hospital Foundation,
              Healthcare Revenue, 5.50%, 10/1/06,
              Callable 10/1/04 @ 102, FGIC.......      1,840

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                            Louisiana, continued:
 $   500    Public Facilities Authority Revenue,
              Womens Hospital Foundation,
              Healthcare Revenue, 6.00%, 10/1/10,
              FSA................................   $    567
   2,000    Public Facilities Authority Revenue,
              Xavier University, 5.13%, 9/1/12,
              Callable 9/1/07 @ 102, MBIA........      2,051
     500    Rapides Parish, Consolidated School
              District #62, GO, 7.25%, 4/1/00,
              Callable 4/1/99 @ 100, MBIA........        521
   1,475    Rapides Parish, School District #11,
              Rigolette--Series 1990, GO, 6.95%,
              2/1/02, Callable 2/1/00 @ 100,
              FGIC...............................      1,559
   2,350    Saint Charles Parish, School District
              #1, GO, 6.45%, 3/1/06, Callable
              3/1/02 @ 100, AMBAC................      2,543
     480    Shreveport, GO, 6.20%, 3/1/02,
              Callable 3/1/01 @ 100, AMBAC.......        509
     500    Shreveport, GO, 6.70%, 2/1/03,
              Prerefunded 2/1/00 @ 100, AMBAC....        527
     480    Shreveport, GO, 5.90%, 2/1/07,
              Callable 2/1/03 @ 100..............        511
     930    Shreveport, Water & Sewer Revenue,
              Series A, 7.75%, 12/1/02, FGIC.....      1,078
     500    Shreveport, Water & Sewer Revenue,
              Series A, 6.25%, 12/1/03, FGIC.....        553
   1,000    South Port Community, Port Revenue,
              Cargill, Inc. Project, 5.85%,
              4/1/17, Callable 4/1/07 @ 102......      1,056
     750    St. Charles Parish, Public
              Improvements Sales Tax,, 6.60%,
              11/1/07, Callable 11/1/99 @ 102....        795
     870    St. John Baptist Parish, School
              District #1, GO, 6.25%, 3/1/05,
              Callable 3/1/02 @ 100..............        928
   1,815    St. Tammany Parish, Hospital Service,
              District #1, Hospital Revenue,
              6.30%, 7/1/07, Callable 7/1/02 @
              102................................      1,958
   1,000    St. Tammany Parish, Sales & Use Tax,
              District #3, Series A, 6.50%,
              12/1/02, Callable 12/1/99 @ 102,
              FGIC...............................      1,064
     750    St. Tammany Parish, Sales & Use Tax,
              District #3, Series A, 6.50%,
              12/1/05, Callable 12/1/99 @ 102,
              FGIC...............................        798
     400    St. Tammany Parish, School District
              #12, GO, 6.50%, 3/1/04, Callable
              3/1/01 @ 100, FGIC.................        428

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Louisiana Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                            Louisiana, continued:
 $ 1,665    Stadium & Exposition District, Hotel
              Occupancy, Tax & Stadium Revenue,
              5.65%, 7/1/07, Callable 7/1/04 @
              102, FGIC..........................   $  1,805
   2,600    State Energy & Power Authority, Power
              Project Revenue, Rodemacher Unit
              #2, 6.75%, 1/1/08, Callable 1/1/01
              @ 102, FGIC........................      2,836
   1,500    State Gas & Fuels Tax Revenue, Series
              A, 7.25%, 11/15/04, Callable
              11/15/99 @ 102.....................      1,607
   2,750    State GO, 7.10%, 9/1/03, Callable
              9/1/00 @ 102, FSA..................      3,007
   4,000    State GO, Series A, 6.00%, 8/1/04,
              FGIC...............................      4,388
   3,000    State GO, Series A, 6.50%, 4/15/06,
              FGIC...............................      3,432
     430    State GO, Series A, 6.00%, 5/1/08,
              Callable 5/1/04 @ 102, AMBAC.......        473
   2,875    State GO, Series A, 5.80%, 08/1/10,
              MBIA...............................      3,203
     500    State GO, Series A, 6.10%, 5/1/11,
              Callable 5/1/04 @ 102, AMBAC.......        551
   3,000    State GO, Series B, 5.63%, 8/1/13,
              MBIA...............................      3,262
     500    State Offshore Terminal Authority,
              Deepwater Port Revenue, 1st Stage,
              Series B, 6.10%, 9/1/02............        534
   1,325    State Offshore Terminal Authority,
              Deepwater Port Revenue, 1st Stage,
              Series B, 6.25%, 9/1/04............      1,445
   1,435    Tangipahoa Parish, Consolidated
              School District #1, GO, 6.15%,
              12/1/07, Callable 12/1/02 @ 100....      1,544

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT             SECURITY DESCRIPTION             VALUE
---------   -------------------------------------   --------
                                 MUNICIPAL BONDS, CONTINUED:
                            Louisiana, continued:
 $ 1,250    Tangipahoa Parish, Hospital Service
              District #1, Hospital Revenue,
              6.13%, 2/1/14, Callable 2/1/04 @
              102, AMBAC.........................   $  1,362
   1,285    Terrebonne Parish, Hospital Service
              District #1, Hospital Revenue,
              Terrebonne General Medical Center
              Project, 7.40%, 4/1/03, Callable
              4/1/98 @ 102, BIG..................      1,322
     690    Terrebonne Parish, Waterworks
              District #1, Water Revenue, 5.70%,
              11/1/06, Callable 11/1/03 @ 102,
              FGIC...............................        746
     500    Terrebonne Parish, Waterworks
              District #1, Water Revenue, 5.75%,
              11/1/08, Callable 11/1/03 @ 102,
              FGIC...............................        539
     555    Vermilion Parish, Hospital Service,
              District #2, Health Care Revenue,
              Series A, 6.35%, 5/1/00, MBIA......        584
                                                    --------
                            Total Municipal Bonds    156,508
                                                    --------
                                INVESTMENT COMPANIES (0.1%):
     224    The One Group Municipal Money Market
              Fund, Fiduciary Class..............        224
                                                    --------
                       Total Investment Companies        224
                                                    --------
                        Total (Cost $147,591) (a)   $156,732
                                                    ========

------------

Percentages indicated are based on net assets of $155,950.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation.....................................  $9,141
                   Unrealized depreciation.....................................      --
                                                                                 ------
                   Net unrealized appreciation.................................  $9,141
                                                                                 ======
AMBAC  Insured by AMBAC Indemnity Corp.
AMT    Alternative Minimum Tax Paper
BIG    Insured by Bond Insurance Guarantee
ETM    Escrowed to Maturity
FGIC   Insured by Federal Guarantee Insurance Corp.
FSA    Insured by Federal Security Assurance
GNMA   Insured by Government National Mortgage Association
GO     General Obligation
MBIA   Insured by Municipal Bond Insurance Association

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
West Virginia Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
MUNICIPAL BONDS (99.0%):
                                Arizona (0.4%):
 $ 1,000    Maricopa County, Individual
              Development Single Family
              Mortgage, Revenue, 0.00%,
              12/31/14, ETM....................  $    424
                                                 --------
                                 Hawaii (0.4%):
     400    State GO, Series B, 8.13%,
              2/1/00...........................       433
                                                 --------
                                   Ohio (0.8%):
     500    Columbus, GO, 8.13%, 5/1/04........       608
     250    Public Community Facilities, Higher
              Education Cap, Revenue, Series
              II-B, 5.38%, 11/1/00, AMBAC......       259
                                                 --------
                                                      867
                                                 --------
                            Puerto Rico (1.1%):
   1,000    Puerto Rico Industrial Tourist
              Educational, Medical and
              Environmental Control Facilities,
              Auxilio Mutuo Hospital Obligation
              Group, Revenue, 5.80%, 7/1/06,
              Callable 1/1/05 @ 102, MBIA......     1,105
                                                 --------
                           Rhode Island (0.2%):
     200    State Construction Capital
              Development, GO, Series B, 6.00%,
              5/15/98..........................       202
                                                 --------
                               Virginia (0.2%):
     200    State Public School Authority
              Revenue, Series A, 6.30%,
              8/1/01...........................       214
                                                 --------
                         West Virginia (95.9%):
     170    Bath & Waterworks Revenue, 5.80%,
              9/1/19, Callable 9/1/07 @ 102....       173
     200    Berkeley County, Building
              Community, Hospital Revenue, City
              Hospital Project, 5.40%,
              11/1/98..........................       202
   1,000    Berkeley County, Building
              Community, Hospital Revenue, City
              Hospital Project, 6.50%, 11/1/09,
              Callable 11/1/02 @ 102...........     1,077
   1,000    Berkeley County, Education Board,
              GO, 5.50%, 4/1/01................     1,043
     800    Berkeley County, Education Board,
              GO, 5.55%, 4/1/02................       842
     900    Berkeley County, Education Board,
              GO, 5.60%, 4/1/03................       957
     500    Berkeley County, Education Board,
              GO, 5.00%, 6/1/08, Callable
              6/1/05 @ 100, FGIC...............       516

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
                      West Virginia, continued:
 $ 1,525    Brooke Pleasants Tyler Wetzed
              Counties, Single Family Mortgage
              Revenue, 7.40%, 8/15/10, ETM.....  $  1,906
     225    Cabell County, Education Board, GO,
              6.10%, 5/1/99, MBIA..............       232
     150    Cabell County, Education Board, GO,
              6.20%, 5/1/00, MBIA..............       157
   1,670    Cabell County, Education Board, GO,
              6.60%, 5/1/04, MBIA..............     1,883
   1,500    Cabell County, Education Board, GO,
              6.00%, 5/1/06, MBIA..............     1,668
      85    Charles Town Residential Mortgage,
              Revenue, Series A, 5.40%,
              9/1/02...........................        89
      85    Charles Town Residential Mortgage,
              Revenue, Series A, 5.55%,
              3/1/03...........................        89
      85    Charles Town Residential Mortgage,
              Revenue, Series A, 5.70%, 9/1/04,
              Callable 3/1/03 @ 102............        90
   1,555    Charleston Building Community,
              Parking Facility Revenue, Capital
              Appreciation, 0.00%, 12/1/17.....       486
   1,570    Charleston Building Community,
              Parking Facility Revenue, Capital
              Appreciation, 0.00%, 12/1/18.....       458
   1,570    Charleston Building Community,
              Parking Facility Revenue, Capital
              Appreciation, 0.00%, 12/1/19.....       427
   1,010    Charleston Parking Revenue, Series
              B, 6.75%, 6/1/08, Callable
              12/1/04 @ 102....................     1,159
     790    Fairmont Waterworks, Revenue,
              5.30%, 7/1/09, Callable 7/1/07 @
              102, MBIA........................       840
     925    Fairmont Waterworks, Revenue,
              5.50%, 7/1/12, Callable 7/1/07 @
              102, MBIA........................       985
   2,500    Harrison County, Board of
              Education, GO, 6.40%, 5/1/07,
              FGIC.............................     2,880
   2,000    Harrison County, Community Special
              Obligation, Revenue, Series A,
              6.25%, 5/15/10, ETM..............     2,310
   1,500    Harrison County, Education Board,
              GO, 6.30%, 5/1/05, FGIC..........     1,691
      95    Huntington Residential Mortgage
              Revenue, 6.30%, 9/1/98...........        97
     735    Jackson County, Residential
              Mortgage Revenue, 7.38%, 6/1/10,
              FGIC, ETM........................       915

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
West Virginia Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
                      West Virginia, continued:
 $ 1,000    Kanawha County, Community Building
              Revenue, Charleston Hospital,
              7.50%, 11/1/08, Prerefunded
              11/1/99 @ 102, AMBAC.............  $  1,080
   3,910    Kanawha Mercer Nicholas Counties,
              Single Family Mortgage Revenue,
              0.00%, 2/1/15, Prerefunded 2/1/14
              @ 89.8...........................     1,547
   4,435    Kanawha-Putnam County, Single
              Family Mortgage Revenue, Series
              A, 0.00%, 12/1/16, AMBAC, ETM....     1,675
   1,682    Keyser Housing Corp. Mortgage
              Revenue, 7.25%, 4/1/21, Callable
              1/17/98 @ 101.5, FHA.............     1,701
     265    Marion County, Single Family
              Mortgage Revenue, 7.05%, 8/1/98,
              FGIC, ETM........................       270
   1,065    Marion County, Single Family
              Mortgage Revenue, 7.38%, 8/1/11,
              FGIC, ETM........................     1,304
     500    Marshall County, Special
              Obligation, Revenue, 6.50%,
              5/15/10, ETM.....................       580
   1,000    Monongalia County, Board of
              Education, GO, 7.00%, 4/1/03,
              MBIA.............................     1,133
     440    Monongalia County, Board of
              Education, GO, 7.00%, 4/1/04,
              MBIA.............................       507
     300    Monongalia County, Board of
              Education, GO, 7.00%, 4/1/05,
              MBIA.............................       351
   1,000    Monongalia County, Building
              Community, Healthcare Revenue,
              5.75%, 11/15/14, Callable
              11/15/02 @ 102...................     1,003
   1,000    Ohio County Board of Education, GO,
              5.00%, 6/1/13, Callable 6/1/08 @
              102..............................       995
     900    Parkersburg Waterworks & Sewer
              Revenue Bond, 5.70%, 9/1/13,
              Callable 9/1/06 @ 102, FSA.......       975
   1,295    Parkersburg Waterworks & Sewer
              System Revenue, 5.50%, 3/1/10,
              Callable 9/1/06 @ 102, FSA.......     1,393
   1,335    Parkersburg Waterworks & Sewer
              System Revenue, 5.50%, 9/1/10,
              Callable 9/1/06 @ 102, FSA.......     1,436
   2,610    Pleasants County, Pollution Control
              Revenue, Monongahela Power,
              6.38%, 11/1/07, Callable 1/17/98
              @ 100............................     2,613
   1,000    Pleasants County, Pollution Control
              Revenue, Potomac Power, 6.15%,
              5/1/15, Callable 5/1/05 @ 102,
              MBIA.............................     1,098

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
                      West Virginia, continued:
 $ 1,000    Pleasants County, Pollution Control
              Revenue, Potomac Power, 6.15%,
              5/1/15, Callable 5/1/05 @ 102,
              AMBAC............................  $  1,098
   1,750    Pleasants County, Pollution Control
              Revenue, West Penn Power, 6.15%,
              5/1/15, Callable 5/1/05 @ 102,
              AMBAC............................     1,921
   1,015    Putnam County Pollution Control
              Revenue, FMC Corp., 5.625%,
              10/1/13, Callable 10/1/07 @
              102..............................     1,037
   1,500    School Building Authority Revenue
              Capital Improvement, 5.25%,
              7/1/99, MBIA.....................     1,530
   1,750    School Building Authority Revenue
              Capital Improvement, 6.25%,
              7/1/01, MBIA.....................     1,879
   1,000    School Building Authority Revenue
              Capital Improvement, 5.50%,
              7/1/11, Callable 7/1/07 @ 102,
              AMBAC............................     1,068
     800    School Building Authority Revenue
              Capital Improvement, Series B,
              6.80%, 7/1/00, MBIA..............       854
   1,000    School Building Authority Revenue
              Capital Improvement, Series B,
              6.90%, 7/1/02, Callable 7/1/00 @
              102, MBIA........................     1,086
     500    School Building Authority Revenue
              Capital Improvement, Series B,
              6.95%, 7/1/03, Prerefunded 7/1/00
              @ 102, MBIA......................       544
     200    School Building Authority Revenue
              Capital Improvement, Series B,
              6.75%, 7/1/06, MBIA..............       234
   1,000    School Building Authority Revenue
              Capital Improvement, Series B,
              6.00%, 7/1/12, Callable 7/1/02 @
              100, MBIA........................     1,066
     500    State Building Common Lease
              Revenue, 6.70%, 7/1/02, Callable
              7/1/00 @ 102, MBIA...............       540
   1,000    State Building, Lottery Commission
              Revenue, Series A, 5.25%, 7/1/08,
              Callable 7/1/07 @ 102, MBIA......     1,057

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
West Virginia Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
                      West Virginia, continued:
 $ 1,000    State Building, Lottery Commission
              Revenue, Series A, 5.25%, 7/1/09,
              Callable 7/1/07 @ 102, MBIA......  $  1,053
     250    State GO, 5.25%, 3/1/01, Callable
              1/17/98 @ 100....................       250
     200    State GO, 5.70%, 6/1/01, Callable
              6/1/98 @ 100.....................       201
   1,200    State GO, 6.10%, 6/1/03, Callable
              1/17/98 @ 101....................     1,214
     250    State GO, Series A, 5.20%,
              2/1/99...........................       254
     300    State GO, Series A, 5.30%,
              2/1/00...........................       308
     600    State GO, Series A, 5.40%,
              2/1/01...........................       624
   2,500    State GO, Series A, 5.50%,
              2/1/02...........................     2,631
   1,000    State GO, Series B, AMT, 5.80%,
              11/1/11, Callable 11/1/06 @ 102,
              FGIC.............................     1,103
   1,000    State GO, Series B, AMT, 5.85%,
              11/1/12, Callable 11/1/06 @ 102,
              FGIC.............................     1,102
   1,075    State Hospital Finance Authority,
              4.50%, 8/1/05, FSA...............     1,083
   1,250    State Hospital Finance Authority,
              5.00%, 8/1/09,, Callable 8/1/07 @
              100, FSA.........................     1,279
   1,000    State Hospital Finance Authority,
              5.75%, 9/1/13, Callable 9/1/05 @
              102, MBIA........................     1,080
     100    State Hospital Finance Authority,
              Hospital Revenue, 6.80%, 8/1/98,
              FSA..............................       102
     625    State Hospital Finance Authority,
              Hospital Revenue, 5.50%, 1/1/02,
              MBIA.............................       656
     500    State Hospital Finance Authority,
              Hospital Revenue, 5.70%, 1/1/04,
              Callable 1/1/02 @ 102, MBIA......       534
     500    State Hospital Finance Authority,
              Hospital Revenue, 7.00%, 8/1/04,
              Callable 8/1/99 @ 102, FSA.......       533
   2,350    State Hospital Finance Authority,
              Hospital Revenue, 5.10%, 6/1/06,
              Callable 6/1/03 @ 102, MBIA......     2,452
   1,000    State Hospital Finance Authority,
              Hospital Revenue, 5.13%, 9/1/06,
              Callable 9/1/05 @102, MBIA.......     1,051
   1,000    State Hospital Finance Authority,
              Hospital Revenue, 7.00%, 8/1/09,
              Callable 8/1/99 @ 102, FSA.......     1,065
     140    State Housing Development, 5.50%,
              11/1/98, FHA.....................       142

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
                      West Virginia, continued:
 $   450    State Housing Development, 7.00%,
              5/1/99, Callable 1/3/98 @ 102,
              FHA..............................  $    460
     190    State Housing Development, 6.30%,
              11/1/03, Callable 5/1/02 @ 103,
              FHA..............................       204
     195    State Housing Development, 6.40%,
              5/1/04, Callable 5/1/02 @ 103,
              FHA..............................       211
     205    State Housing Development, 6.40%,
              11/1/04, Callable 5/1/02 @ 103,
              FHA..............................       222
     500    State Housing Development, 7.38%,
              11/1/05, Callable 1/3/98 @ 102,
              FHA..............................       511
     245    State Housing Development, 6.75%,
              11/1/10, Callable 5/1/02 @ 103,
              FHA..............................       267
     315    State Housing Development, 6.75%,
              5/1/11, Callable 5/1/02 @ 103,
              FHA..............................       343
   1,000    State Housing Development, 7.40%,
              11/1/11, Callable 1/3/98 @ 102,
              FHA..............................     1,022
     320    State Housing Development, 6.75%,
              11/1/11, Callable 5/1/02 @ 103,
              FHA..............................       348
   1,000    State Housing Development, 7.40%,
              11/1/13, Callable 1/3/98 @ 102,
              FHA..............................     1,022
     500    State Housing Development, 7.40%,
              11/1/13, Callable 1/3/98 @ 102,
              FHA, AMBAC.......................       511
   1,000    State Housing Development, 5.80%,
              5/1/17, Callable 5/1/07 @ 102....     1,043
   1,500    State University Revenue, 5.75%,
              4/1/03, AMBAC....................     1,612
   1,500    State University Revenue, 5.75%,
              4/1/04, Callable 4/1/03 @ 102,
              AMBAC............................     1,626
   1,000    State University Revenue, 6.00%,
              4/1/07, Callable 4/1/03 @ 102,
              AMBAC............................     1,089
   1,000    State University Revenue, 6.00%,
              4/1/12, Callable 4/1/03 @ 102,
              AMBAC............................     1,085
     130    State Water Development Authority
              Revenue, Loan Program II, Series
              A, 6.90%, 11/1/01................       142

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
West Virginia Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
                      West Virginia, continued:
 $   160    State Water Development Authority
              Revenue, Loan Program II, Series
              A, 7.10%, 11/1/04, Callable
              11/1/01 @ 102....................  $    177
   2,000    State Water Development Authority
              Revenue, Loan Program, Series A,
              7.00%, 11/1/11, Callable 11/1/01
              @ 102, FSA.......................     2,221
     100    State Water Development Authority
              Revenue, Series A, 7.30%,
              11/1/99..........................       106
     100    State Water Development Authority
              Revenue, Series A, 7.40%,
              11/1/00..........................       109
     225    University Dormitory Revenue,
              Series A, 5.60%, 5/1/99, MBIA....       230
     750    University Revenues, State
              University System, Marshall
              University Library, 5.60%,
              4/1/11, Callable 4/1/06 @ 101,
              AMBAC............................       804
   1,000    Weirton Municipal Hospital Building
              Community Revenue, 5.10%,
              12/1/98, AMBAC...................     1,013
   1,270    West Virginia Fairmont General
              Hospital, Revenue, 5.15%,
              11/1/07..........................     1,285
     655    West Virginia Housing Development,
              Series D, AMT, 5.65%, 11/01/15,
              Callable 11/01/07 @ 102..........       673

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
                      West Virginia, continued:
 $ 1,520    West Virginia Single Family
              Mortgage Revenue, 5.30%, 8/1/13,
              Callable 8/1/07 @ 102,
              GNMA/FNMA........................  $  1,561
   1,715    West Virginia University, Revenue,
              Series A, 5.30%, 5/1/12, Callable
              11/1/07 @ 101, AMBAC.............     1,784
   1,125    West Virginia University, Revenue,
              Series A, 5.25%, 4/1/13, Callable
              4/1/08 @ 102, AMBAC..............     1,159
   1,000    Wheeling Waterworks & Sewer System
              Revenue, 5.40%, 6/1/11, Callable
              6/1/07 @ 100, FGIC...............     1,048
   1,200    Wheeling Waterworks & Sewer System
              Revenue, Series C, 6.60%, 6/1/12,
              Prerefunded 6/1/02 @ 100, FGIC...     1,317
                                                 --------
                                                  100,669
                                                 --------
                          Total Municipal Bonds   103,914
                                                 --------
                             INVESTMENT COMPANIES (0.1%):
      59    The One Group Municipal Money
              Market Fund, Fiduciary Class.....        59
                                                 --------
                     Total Investment Companies        59
                                                 --------
                       Total (Cost $97,190) (a)  $103,973
                                                 ========

------------

Percentages indicated are based on net assets of $104,931.
(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation.....................................  $6,783
                   Unrealized depreciation.....................................      --
                                                                                 ------
                   Net unrealized appreciation.................................  $6,783
                                                                                 ======
AMBAC  Insured by AMBAC Indemnity Corp.
AMT    Alternative Minimum Tax Paper
ETM    Escrowed to Maturity
FGIC   Insured by Federal Guarantee Insurance Corp.
FHA    Insured by Federal Housing Authority
FSA    Insured by Federal Security Assurance
GO     General Obligation
MBIA   Insured by Municipal Bond Insurance Association

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Arizona Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                                 MUNICIPAL BONDS (98.4%):
                               Arizona (98.4%):
 $ 1,175    Apache County, Public Finance
              Corp., Certificates of
              Participation, 5.25%, 5/1/04,
              Callable 5/1/00 @ 102............  $  1,198
     500    Apache County, Public Finance
              Corp., Certificates of
              Participation, 5.50%, 5/1/10,
              Callable 5/1/00 @ 102............       516
   1,000    Arizona State University Revenues
              Refunding System, Series A,
              5.60%, 7/1/05, Callable 7/1/02 @
              101..............................     1,064
   1,000    Arizona State University Revenues
              System, 6.90%, 7/1/04, Callable
              7/1/02 @ 101, AMBAC..............     1,112
   1,950    Arizona State University Revenues,
              Series A, 5.85%, 7/1/08, Callable
              7/1/02 @ 101.....................     2,080
   1,820    Arizona State University Revenues,
              Series A, 5.90%, 7/1/09, Callable
              7/1/02 @ 101.....................     1,943
     650    Bullhead City, Municipal Property
              Corp., Municipal Facilities
              Revenue, 7.20%, 7/1/10,
              Prerefunded 7/1/00 @ 101, FGIC...       705
     725    Casa Grande, Excise Tax Revenue,
              5.90%, 4/1/09, Callable 4/1/04 @
              100, FGIC........................       783
     750    Central Arizona Water Conservation
              District, Contract Revenue,
              7.15%, 11/1/99...................       792
   4,290    Central Arizona Water Conservation
              District, Contract Revenue,
              7.00%, 11/1/03, Prerefunded
              11/1/00 @ 102....................     4,702
   1,000    Central Arizona Water Conservation
              District, Contract Revenue,
              7.65%, 11/1/09, Prerefunded
              11/1/00 @ 102....................     1,113
   3,300    Central Arizona Water Conservation
              District, Contract Revenue,
              7.13%, 11/1/11, Prerefunded
              11/1/00 @ 102....................     3,628
   2,875    Central Arizona Water Conservation
              District, Contract Revenue,
              Central Arizona Project, 4.75%,
              11/1/07, Callable 5/1/04 @ 102,
              MBIA.............................     2,954
   1,460    Central Arizona Water Conservation
              District, Contract Revenue,
              Central Arizona Project--Series
              A, 5.20%, 11/1/03................     1,532

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                              MUNICIPAL BONDS, CONTINUED:
                            Arizona, continued:
 $ 4,000    Central Arizona Water Conservation
              District, Contract Revenue,
              Central Arizona Project--Series
              A, 5.40%, 11/1/05................  $  4,271
   4,750    Central Arizona Water Conservation
              District, Contract Revenue,
              Central Arizona Project--Series
              A, 5.40%, 11/1/06................     5,099
   3,000    Central Arizona Water Conservation
              District, Contract Revenue,
              Series B, Power Sales Co., 6.50%,
              11/1/11, Prerefunded 5/1/01 @
              102..............................     3,276
     625    Coconino & Yavapai Counties
              Arizona, School District #9,
              Sedona Oak Creek Project of
              1992-C, GO, 5.60%, 7/1/06,
              Callable 7/1/02 @ 101, FGIC......       664
     905    Coconino County, Arizona
              University, School District #001,
              Flagstaff, GO, 5.70%, 7/1/01,
              Callable 7/1/00 @ 101, AMBAC.....       950
   2,400    Coconino County, Arizona
              University, School District #001,
              Flagstaff, GO, 5.50%, 7/1/08,
              Callable 7/1/05 @ 101, AMBAC.....     2,581
   2,500    East Valley Institute of
              Technology, District #401,
              Project of 1994, Series B, GO,
              6.00%, 7/1/05, AMBAC.............     2,767
   1,000    East Valley Institute of
              Technology, District #401, Series
              A, GO, 6.00%, 7/1/04, Callable
              7/1/00 @ 101, AMBAC..............     1,053
   2,000    Gila County Arizona Industrial
              Development Authority Revenue,
              Asarco Inc., 5.55%, 1/1/27,
              Callable 1/1/08, @102............     2,040
   1,000    Gilbert Improvement District #011,
              GO, 7.60%, 1/1/04, Callable
              7/1/98 @ 102.5, FGIC.............     1,044
   1,000    Glendale Municipal Property Corp.,
              7.00%, 7/1/05, Callable 7/1/99 @
              101, MBIA........................     1,053
   1,000    Glendale Municipal Property Corp.,
              7.00%, 7/1/09, Callable 7/1/99 @
              101, MBIA........................     1,052
   4,000    Glendale University High School,
              District #205, Projects of 1993 -
              Series A, GO, 5.30%, 7/1/07,
              Callable 7/1/03 @ 101............     4,198

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Arizona Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                              MUNICIPAL BONDS, CONTINUED:
                            Arizona, continued:
 $ 2,900    Glendale University High School,
              District #205, Projects of 1993 -
              Series B, GO, 5.45%, 7/1/09,
              Callable 7/1/05 @ 101, FGIC......  $  3,094
   2,000    Glendale, GO, 5.05%, 7/1/02,
              FGIC.............................     2,081
   2,000    Maricopa County, Community College
              District, 5.00%, 7/1/13, Callable
              7/1/06 @ 101.....................     2,023
   1,570    Maricopa County, Community College
              District, Building Revenue,
              5.10%, 7/15/05, MBIA.............     1,657
   1,000    Maricopa County, Community College
              District, Series A, 6.00%,
              7/1/07, Callable 7/1/03 @ 101....     1,086
     500    Maricopa County, Industrial
              Development Authority, Hospital
              Facility Revenue, St. Joseph's
              Hospital & Medical Centers
              Project, 6.20%, 11/1/11, Putable
              11/1/98 @ 100, ETM...............       501
   1,000    Maricopa County, School District
              #001, Phoenix Elementary, GO,
              5.50%, 7/1/10, Callable 7/1/07 @
              101, MBIA........................     1,077
     850    Maricopa County, School District
              #006, Washington Elementary,
              Series A, GO, 5.75%, 7/1/05,
              Callable 7/1/02 @ 101, AMBAC.....       909
     900    Maricopa County, School District
              #006, Washington Elementary,
              Series A, GO, 5.75%, 7/1/06,
              Callable 7/1/02 @ 101, AMBAC.....       961
   2,000    Maricopa County, School District
              #038, Madison Elementary Project
              of 1995--Series B, GO, 5.80%,
              7/1/15, Callable 7/1/06 @ 101,
              MBIA.............................     2,159
   1,015    Maricopa County, School District
              #038, Madison Elementary, GO,
              5.30%, 7/1/08, Callable 7/1/03 @
              101, AMBAC.......................     1,065
   1,000    Maricopa County, School District
              #097, Deer Valley Project of
              1986--Series F, GO, 5.90%,
              7/1/03, Callable 7/1/02 @ 101,
              FGIC.............................     1,080
     750    Maricopa County, School District
              #097, Deer Valley Project of
              1996--Series C, GO, 5.35%,
              7/1/09, Callable 7/1/07 @ 100,
              FSA..............................       795

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                              MUNICIPAL BONDS, CONTINUED:
                            Arizona, continued:
 $ 2,000    Maricopa County, School District
              #11, 5.00%, 7/1/09, Callable
              7/1/07 @ 101, AMBAC..............  $  2,074
   2,000    Maricopa County, School District
              #210, Phoenix, GO, 5.25%, 7/1/04,
              Callable 7/1/03 @ 101............     2,120
   2,000    Maricopa County, School District
              #210, Project of 1995--Series B,
              GO, 5.38%, 7/1/13................     2,075
   1,200    Maricopa County, School District
              #210, Series A, GO, 5.60%,
              7/1/13, Callable 7/1/05 @ 101....     1,276
   2,250    Maricopa County, School District
              #210, Series D, GO, 6.70%,
              7/1/03, Prerefunded 7/1/01 @
              101..............................     2,458
   1,000    Maricopa County, School District
              #210, Series E, GO, 7.10%,
              7/1/03...........................     1,144
   1,250    Maricopa County, School District
              #4, GO, 5.25%, 7/1/03, FGIC......     1,318
   2,000    Maricopa County, School District
              #4, GO, 5.50%, 7/1/09, Callable
              7/1/05 @ 102, FGIC...............     2,154
   2,500    Maricopa County, School District
              #4, GO, 5.00%, 7/1/10, Callable
              7/1/06 @ 101, FGIC...............     2,573
     750    Maricopa County, School District
              #4, GO, 5.65%, 7/1/11, Callable
              7/1/05 @ 102, FGIC...............       811
   2,500    Maricopa County, School District
              #48, Scottsdale School
              Improvements, GO, 5.00%, 7/1/14,
              Callable 7/1/04 @ 101............     2,516
   1,000    Maricopa County, School District
              #48, Scottsdale, GO, 5.20%,
              7/1/06, Callable 7/1/03 @ 101....     1,052
   1,475    Maricopa County, School District
              #48, Scottsdale, GO, 4.90%,
              7/1/06, Callable 7/1/02 @ 101....     1,523
   1,000    Maricopa County, School District
              #48, Scottsdale, GO, 5.25%,
              7/1/08, Callable 7/1/03 @ 101....     1,048
   1,500    Maricopa County, School District
              #48, Scottsdale, GO, 6.75%,
              7/1/09, Prerefunded 7/1/01 @
              101..............................     1,641
   2,000    Maricopa County, School District
              #48, Scottsdale, Series B, GO,
              6.10%, 7/1/02....................     2,165
   1,000    Maricopa County, School District
              #48, Scottsdale, Series B, GO,
              6.30%, 7/1/04....................     1,119

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Arizona Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                              MUNICIPAL BONDS, CONTINUED:
                            Arizona, continued:
 $ 3,100    Maricopa County, School District
              #69, Paradise Valley, GO, 5.80%,
              7/1/09, AMBAC....................  $  3,466
   2,400    Maricopa County, School District
              #69, Paradise Valley, GO, 5.00%,
              7/1/09, Callable 7/1/03 @ 102,
              AMBAC............................     2,469
   1,000    Maricopa County, School District
              #69, Paradise Valley, GO, 6.35%,
              7/1/10, MBIA.....................     1,171
   2,000    Maricopa County, School District
              #69, Paradise Valley, Series B,
              GO, 6.50%, 7/1/08, Prerefunded
              7/1/01 @100......................     2,155
   1,000    Maricopa County, School District
              #80, Chandler Projects of 1995 -
              Series C, GO, 5.10%, 7/1/08,
              FGIC.............................     1,059
   1,000    Maricopa County, School District
              #80, Chandler, GO, 5.80%, 7/1/08,
              Callable 7/1/05 @ 101, FGIC......     1,095
     920    Maricopa County, School District
              #9, Wickenburg, GO, 5.50%,
              7/1/13, Callable 7/1/07 @ 100,
              AMBAC............................       965
   2,345    Mesa Arizona Street & Highway,
              5.00%, 7/1/15, Callable 7/1/07 @
              100, FGIC........................     2,355
   1,625    Mesa, GO, 6.00%, 7/1/02, AMBAC.....     1,753
   1,000    Mesa, GO, 5.70%, 7/1/03, FGIC......     1,076
     725    Mesa, GO, 5.00%, 7/1/03, MBIA......       755
   2,040    Mesa, Project of 1987, GO, 9.00%,
              7/1/01, ETM, MBIA................     2,365
   2,000    Mesa, Project of 1987, GO, 5.70%,
              7/1/08, Callable 7/1/03 @ 101.5,
              MBIA.............................     2,144
   2,000    Mesa, Utility System Revenue,
              5.38%, 7/1/12, Callable 7/1/05 @
              101, FGIC........................     2,089
   1,205    Mojave County, Elementary School
              District #16, GO, 5.25%, 7/1/09,
              Callable 7/1/07 @ 100, MBIA......     1,272
   1,200    Mojave County, School District # 1,
              Lake Havasu, GO, 5.20%, 7/1/09,
              Callable 7/1/03 @ 101, AMBAC.....     1,248
   2,050    Navajo County School District #10,
              5.125%, 7/1/12,, CALLABLE 7/1/07
              @ 101, FGIC......................     2,068
   1,000    Northern Arizona University,
              Revenues, 7.50%, 6/1/03,
              Prerefunded 6/1/99 @ 100.........     1,050
   2,750    Northern Arizona University,
              Revenues, 6.40%, 6/1/07, Callable
              6/1/02 @ 101, FGIC...............     3,001

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                              MUNICIPAL BONDS, CONTINUED:
                            Arizona, continued:
 $ 1,215    Northern Arizona University,
              Revenues, Series A, 5.60%,
              6/1/05, Callable 6/1/02 @ 102,
              AMBAC............................  $  1,299
   1,000    Oro Valley Municipal Property
              Corp., Municipal Water System
              Revenue, Canada Hills, 5.45%,
              7/1/14, Callable 7/1/08 @ 101,
              MBIA.............................     1,055
   2,000    Phoenix Arizona Civic Improvement
              Corp. Series B, 6%, 7/1/08,
              Callable 7/1/04 @ 102............     2,205
   2,000    Phoenix Civic Improvement Corp.,
              Water System Revenue, 5.63%,
              7/1/09, Callable 7/1/06 @ 100....     2,155
     725    Phoenix Street & Highway User
              Revenue, 6.25%, 7/1/06, Callable
              7/1/02 @ 102.....................       793
   2,000    Phoenix Street & Highway User
              Revenue, 6.50%, 7/1/09, ETM......     2,256
   1,255    Phoenix Street & Highway User
              Revenue, Series A, 5.80%, 7/1/05,
              Callable 7/1/02 @ 102, FGIC......     1,353
   2,450    Phoenix, GO, 6.38%, 7/1/13,
              Callable 7/1/02 @ 102............     2,698
   1,125    Phoenix, GO, Series A, 5.10%,
              7/1/04...........................     1,184
   2,500    Phoenix, GO, Series A, 5.20%,
              7/1/05...........................     2,655
   1,000    Phoenix, GO, Series A, 5.40%,
              7/1/07...........................     1,083
   1,000    Pima County, Arizona College
              District, Certificates of
              Participation, Series B, 6.00%,
              7/1/07, Callable 7/1/01 @ 101,
              AMBAC............................     1,067
     725    Pima County, GO, 5.60%, 7/1/07,
              Callable 7/1/03 @ 101............       774
     555    Pima County, GO, 6.20%, 7/1/08,
              Callable 7/1/02 @ 101............       602
   1,500    Pima County, Industrial Development
              Authority, HealthPartners -
              Series A, 5.30%, 4/1/07, MBIA....     1,597
   1,000    Pima County, Industrial Development
              Authority, Single Family Mortgage
              Revenue Refunding, Series B, AMT,
              6.15%, 11/1/23, Callable 5/1/07 @
              102, GNMA........................     1,090
   1,135    Pima County, Industrial Development
              Authority, Single Family Mortgage
              Revenue, Series A, 6.40%, 8/1/11,
              Callable 8/1/05 @ 102............     1,210
     270    Pima County, Industrial Development
              Authority, Single Family Mortgage
              Revenue, Series A, 7.63%, 2/1/12,
              Callable 2/1/01 @ 101............       284

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Arizona Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                              MUNICIPAL BONDS, CONTINUED:
                            Arizona, continued:
 $ 1,585    Pima County, Sewer Revenue, Series
              A, 4.90%, 7/1/08, Callable 7/1/04
              @ 102, FGIC......................  $  1,631
   1,000    Pima County, Union School District
              #1, Project of 1989--Series G,
              GO, 5.00%, 7/1/06, Callable
              7/1/05 @ 101, MBIA...............     1,047
   2,205    Pima County, Union School District
              #1, Project of 1989--Series G,
              GO, 5.00%, 7/1/07, Callable
              7/1/05 @ 101, MBIA...............     2,312
   1,000    Pima County, Union School District
              #1, Series B, GO, 7.20%, 7/1/09,
              Prerefunded 7/1/00 @ 101.........     1,084
   1,500    Pima County, Union School District
              #1, Series C, GO, 6.88%, 7/1/10,
              Prerefunded 7/1/01 @ 101, MBIA...     1,649
   2,000    Pima County, Union School District
              #1, Tucson School Improvements,
              Series D, GO, 6.10%, 7/1/11,
              Callable 7/1/02 @ 102, FGIC......     2,192
   2,000    Pima County, United School
              District, 5.375%, 7/1/09, FGIC...     2,160
   1,200    Pinal County, School District #004,
              Casa Grande Elementary School
              Improvement, GO, 6.00%, 7/1/04,
              Callable 7/1/01 @ 101, AMBAC.....     1,291
   1,000    Prescott Arizona Property Corp.
              Facilities, 5.125%, 1/1/18,
              Callable 1/1/08 @ 101, FGIC......     1,001
   2,015    Salt River Project, Arizona
              Agriculture, Improvement & Power
              District, Electric Systems
              Revenue, 6.00%, 1/1/07...........     2,259
   1,270    Salt River Project, Arizona
              Agriculture, Improvement & Power
              District, Electric Systems
              Revenue, Series A, 5.40%,
              1/1/04...........................     1,351
   2,000    Salt River Project, Arizona
              Agriculture, Improvement & Power
              District, Electric Systems
              Revenue, Series A, 5.63%,
              1/1/06...........................     2,181
   1,000    Salt River Project, Arizona
              Agriculture, Improvement & Power
              District, Electric Systems
              Revenue, Series A, 6.50%, 1/1/07,
              Callable 1/1/01 @ 102............     1,083

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                              MUNICIPAL BONDS, CONTINUED:
                            Arizona, continued:
 $ 2,000    Salt River Project, Arizona
              Agriculture, Improvement & Power
              District, Electric Systems
              Revenue, Series A, 5.00%, 1/1/20,
              Callable 1/1/08 @ 101............  $  1,974
   5,000    Salt River Project, Arizona
              Agriculture, Improvement & Power
              District, Electric Systems
              Revenue, Series B, 5.05%,
              1/1/06...........................     5,265
   3,250    Salt River Project, Arizona
              Agriculture, Improvement & Power
              District, Electric Systems
              Revenue, Series B, 5.20%,
              1/1/08...........................     3,463
   2,500    Salt River Project, Arizona
              Agriculture, Improvement & Power
              District, Electric Systems
              Revenue, Series B, 5.38%, 1/1/09,
              Callable 1/1/03 @ 102............     2,627
   3,000    Salt River Project, Arizona
              Agriculture, Improvement & Power
              District, Electric Systems
              Revenue, Series D, 6.00%, 1/1/13,
              Callable 1/1/02 @ 102............     3,202
   2,815    Santa Cruz County Industrial
              Development, Citizens Utility
              Co., 4.75%, 8/1/20...............     2,856
   2,085    Scottsdale Municipal Property
              Corp., Excise Tax Revenue, 5.38%,
              7/1/05...........................     2,233
   1,000    Scottsdale Municipal Property
              Corp., Lease Revenue, Excise Tax
              Revenue, 6.38%, 5/1/05, Callable
              11/1/02 @ 100....................     1,088
   1,900    Scottsdale Project of 1989, Series
              E, GO, 5.50%, 7/1/14, Callable
              7/1/02 @ 101.....................     1,967
   1,065    Scottsdale Street & Highway User
              Revenue, 5.50%, 7/1/07...........     1,156
   2,000    Scottsdale Water & Sewer, A989-
              Series D, 5.0%, 7/1/19, Callable
              7/1/08 @ 101, FSA................     1,977
   1,700    Scottsdale, GO, 5.25%, 7/1/06......     1,817
     500    Scottsdale, GO, 5.50%, 7/1/09......       546
     850    Scottsdale, GO, 5.00%, 7/1/09,
              Callable 7/1/03 @ 101............       876
   1,615    Scottsdale, GO, Series A, 4.80%,
              7/1/08, Callable 7/1/03 @ 101....     1,654
     750    Scottsdale, GO, Series B, 6.00%,
              7/1/09, Prerefunded 7/1/01 @
              101..............................       802

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Arizona Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                              MUNICIPAL BONDS, CONTINUED:
                            Arizona, continued:
 $ 2,500    State Certificates of
              Participation, 6.63%, 9/1/08,
              Callable 9/1/01 @ 102, FSA.......  $  2,748
   1,000    State Municipal Financing Program,
              Certificates of Participation,
              Series 20, 7.70%, 8/1/10, ETM,
              BIG..............................     1,262
   1,000    State Municipal Financing Program,
              Certificates of Participation,
              Series 27, 7.00%, 8/1/04,
              Callable 8/1/98 @ 101, BIG.......     1,028
   1,250    State Power Authority Resource
              Revenue, Hoover Uprating Project,
              4.80%, 10/1/01, MBIA.............     1,285
   2,035    State Power Authority Resource
              Revenue, Hoover Uprating Project,
              5.40%, 10/1/07, Callable 10/1/03
              @ 102, MBIA......................     2,174
   2,000    State Transportation Board Highway
              Revenue, 7.00%, 7/1/06,
              Prerefunded 7/1/00 @ 101.........     2,160
   3,000    State Transportation Board Highway
              Revenue, 5.25%, 7/1/07, Callable
              7/1/03 @ 102.....................     3,171
   1,000    State Transportation Board Highway
              Revenue, Sub-Series B, 6.50%,
              7/1/08, Prerefunded 7/1/02 @
              101.5............................     1,108
   1,635    Tempe, GO, 5.00%, 7/1/10, Callable
              7/1/06 @ 101.....................     1,679
   1,000    Tempe, GO, Series A, 5.10%,
              7/1/05...........................     1,055
     580    Tempe, GO, Series B, 6.00%, 7/1/06,
              Callable 7/1/02 @ 101............       624
   2,235    Tempe, Union High School District
              #213, Project of 1989--Series B,
              GO, 5.90%, 7/1/04, Callable
              7/1/01 @ 101.....................     2,371
   1,000    Tucson Arizona Water System,
              5.125%, 7/1/20, Callable 7/1/07 @
              100..............................       999
   1,000    Tucson Street & Highway User
              Revenue, 5.30%, 7/1/05, Callable
              7/1/03 @ 102, MBIA...............     1,065
   2,000    Tucson Water Revenue Refunding,
              Series A, 5.75%, 7/1/12, Callable
              7/1/02 @ 102, MBIA--IBC..........     2,123

SHARES OR
PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
                              MUNICIPAL BONDS, CONTINUED:
                            Arizona, continued:
 $ 2,500    Tucson, Arizona, 5.00%, 7/1/19,
              Callable 7/1/07 @ 100............  $  2,485
     700    University of Arizona, Foundation
              Certificates of Participation,
              Series 8, 4.90%, 8/1/09, MBIA....       727
   1,000    University of Arizona, University
              Revenues, 6.25%, 6/1/11, Callable
              6/1/02 @ 102.....................     1,090
   2,215    University of Arizona, University
              Revenues, Series A, 7.00%,
              6/1/10, Prerefunded 6/1/00 @
              102..............................     2,406
   1,100    Yavapai County, Industrial
              Development Authority, Hospital
              Facility Revenue, Yavapai
              Regional Medical Center--Series
              A, 5.13%, 12/1/13, Callable
              6/1/07 @ 102, FSA................     1,117
   1,750    Yuma County, GO, 6.13%, 7/1/12,
              Callable 7/1/03 @ 101, AMBAC.....     1,927
   1,305    Yuma County, GO, Elementary School
              District #1, 5.25%, 7/1/10,
              Callable 7/1/07 @ 101, MBIA......     1,366
   1,000    Yuma County, Industrial Development
              Authority, Hospital Revenue
              Refunding, Yuma Regional Medical
              Center, 5.50%, 8/1/09, Callable
              8/1/07 @ 102, MBIA...............     1,072
   1,000    Yuma County, Municipal Property
              Corp. Revenue, Series A, 5.20%,
              7/1/09, Callable 7/1/03 @ 101,
              AMBAC............................     1,038
   1,575    Yuma County, Union High School,
              District #70, GO, 5.00%, 7/1/06,
              Callable 7/1/02 @ 101, FGIC......     1,634
                                                 --------
  Total Municipal Bonds                           255,099
                                                 --------
INVESTMENT COMPANIES (0.6%):
   1,436    The One Group Municipal Money
              Market Fund, Fiduciary Class.....     1,436
                                                 --------
  Total Investment Companies                        1,436
                                                 --------
Total (Cost $240,102) (a)                        $256,535
                                                 ========

------------

Percentages indicated are based on net assets of $259,014.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Arizona Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation.....................................  $16,433
                   Unrealized depreciation.....................................        0
                                                                                 -------
                   Net unrealized appreciation.................................  $16,433
                                                                                 =======
AMBAC  Insured by AMBAC Indemnity Corp.
BIG    Insured by Bond Insurance Guarantee
ETM    Escrowed to Maturity
FGIC   Insured by Federal Guarantee Insurance Corp.
FSA    Insured by Federal Security Assurance
GNMA   Insured by Government National Mortgage Association
GO     General Obligation
MBIA   Insured by Municipal Bond Insurance Association

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 1997
(Amounts in Thousands, except per share amounts)
(Unaudited)

                                                    INTERMEDIATE      MUNICIPAL        KENTUCKY             OHIO
                                                    TAX-FREE BOND      INCOME       MUNICIPAL BOND     MUNICIPAL BOND
                                                        FUND            FUND             FUND               FUND
                                                   ---------------   -----------   ----------------   ----------------
ASSETS:
Investments, at value (cost $486,031; $619,344;
  $121,005; $164,591; respectively)..............     $512,074        $642,464         $129,724           $177,475
Cash.............................................          548              --                1                 --
Interest receivable..............................        7,196           9,464            2,025              1,889
Receivable for capital shares issued.............           42             836                6                 49
Prepaid expenses and other assets................           88              61               11                 47
                                                      --------        --------         --------           --------
TOTAL ASSETS.....................................      519,948         652,825          131,767            179,460
                                                      --------        --------         --------           --------
LIABILITIES:
Cash overdraft...................................           --              --               --                208
Dividends payable................................        1,916           2,549              535                749
Payable to brokers for investments purchased.....       29,293          11,171               --                 --
Payable for capital shares redeemed..............            6             216               --                 --
Accrued expenses and other payables:
    Investment advisory fees.....................          245             229               50                 91
    Administration fees..........................           71              87               19                 26
    12b-1 fees...................................            7              58                5                 20
    Other........................................           57              71                9                 32
                                                      --------        --------         --------           --------
TOTAL LIABILITIES................................       31,595          14,381              618              1,126
                                                      --------        --------         --------           --------
NET ASSETS:
Capital..........................................      460,863         622,480          124,123            169,497
Undistributed net investment income..............          234              18               --                  5
Accumulated undistributed net realized gains
  (losses) from investment transactions..........        1,213          (7,174)          (1,693)            (4,052)
Net unrealized appreciation from investments.....       26,043          23,120            8,719             12,884
                                                      --------        --------         --------           --------
NET ASSETS.......................................     $488,353        $638,444         $131,149           $178,334
                                                      ========        ========         ========           ========
NET ASSETS:
    Fiduciary....................................     $473,776        $522,135         $122,026           $143,757
    Class A......................................        9,958          70,372            5,890             16,355
    Class B......................................        4,619          45,110            3,233             18,222
    Class C......................................           --             827               --                 --
                                                      --------        --------         --------           --------
    Total........................................     $488,353        $638,444         $131,149           $178,334
                                                      ========        ========         ========           ========
OUTSTANDING UNITS OF BENEFICIAL INTEREST
  (SHARES):
    Fiduciary....................................       42,536          51,788           11,708             12,956
    Class A......................................          895           6,959              565              1,470
    Class B......................................          415           4,477              312              1,626
    Class C......................................           --              82               --                 --
                                                      --------        --------         --------           --------
    Total........................................       43,846          63,306           12,585             16,052
                                                      ========        ========         ========           ========
Net Asset Value:
  Fiduciary
        Offering and redemption price per
          share..................................     $  11.14        $  10.09         $  10.42           $  11.10
                                                      ========        ========         ========           ========
    Class A
        Redemption price per share...............     $  11.13        $  10.11         $  10.43           $  11.13
                                                      ========        ========         ========           ========
        Maximum sales charge.....................         4.50%           4.50%            4.50%              4.50%
                                                      ========        ========         ========           ========
        Maximum offering price per share
          (100%/(100%-maximum sales charge) of
          net asset value adjusted to nearest
          cent)..................................     $  11.65        $  10.59         $  10.92           $  11.65
                                                      ========        ========         ========           ========
    Class B
        Offering price per share (a).............     $  11.15        $  10.08         $  10.37           $  11.20
                                                      ========        ========         ========           ========
    Class C
        Offering price per share.................     $     --        $  10.09         $     --           $     --
                                                      ========        ========         ========           ========

------------

(a) Redemption price per Class B and Class C share varies based on length of time shares are held.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 1997
(Amounts in Thousands, except per share amounts)
(Unaudited)

                                                                 LOUISIANA        WEST VIRGINIA         ARIZONA
                                                               MUNICIPAL BOND     MUNICIPAL BOND     MUNICIPAL BOND
                                                                    FUND               FUND               FUND
                                                              ----------------   ----------------   ----------------
ASSETS:
Investments, at value (cost $147,591; $97,190; $240,102;
  respectively).............................................      $156,732           $103,973           $256,535
Interest receivable.........................................         2,683              1,466              5,733
Receivable for capital shares issued........................             1                 --                 --
Prepaid expenses and other assets...........................            35                 10                 18
                                                                  --------           --------           --------
TOTAL ASSETS................................................       159,451            105,449            262,286
                                                                  --------           --------           --------
LIABILITIES:
Dividends payable...........................................           624                435              1,044
Payable to brokers for investments purchased................         2,734                 --              2,000
Accrued expenses and other payables:
    Investment advisory fees................................            80                 40                 99
    Administration fees.....................................            23                 16                 41
    12b-1 fees..............................................            18                  1                 --
    Other...................................................            22                 26                 88
                                                                  --------           --------           --------
TOTAL LIABILITIES...........................................         3,501                518              3,272
                                                                  --------           --------           --------
NET ASSETS:
Capital.....................................................       147,152             98,148            241,879
Accumulated undistributed net realized gains (losses) from
  investment transactions...................................          (343)                --                702
Net unrealized appreciation from investments................         9,141              6,783             16,433
                                                                  --------           --------           --------
NET ASSETS..................................................      $155,950           $104,931           $259,014
                                                                  ========           ========           ========
NET ASSETS:
    Fiduciary...............................................      $102,802           $103,016           $258,078
    Class A.................................................        49,075                849                936
    Class B.................................................         4,073              1,066                 --(b)
                                                                  --------           --------           --------
    Total...................................................      $155,950           $104,931           $259,014
                                                                  ========           ========           ========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES):
    Fiduciary...............................................         9,982             10,007             25,308
    Class A.................................................         4,767                 82                 92
    Class B.................................................           395                103                 --(b)
                                                                  --------           --------           --------
    Total...................................................        15,144             10,192             25,400
                                                                  ========           ========           ========
Net Asset Value:
    Fiduciary
        Offering and redemption price per share.............      $  10.30           $  10.29           $  10.20
                                                                  ========           ========           ========
    Class A
        Redemption price per share..........................      $  10.29           $  10.38           $  10.12
                                                                  ========           ========           ========
        Maximum sales charge................................          4.50%              4.50%              4.50%
                                                                  ========           ========           ========
        Maximum offering price per share (100%/(100%-maximum
          sales charge) of net asset value adjusted to
          nearest cent).....................................      $  10.77           $  10.87           $  10.60
                                                                  ========           ========           ========
    Class B
        Offering price per share (a)........................      $  10.30           $  10.35           $  10.21
                                                                  ========           ========           ========

------------

(a) Redemption price per Class B share varies based on length of time shares are held.

(b) Amount is less than $1,000.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS              FOR THE SIX MONTHS ENDED DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

                                          INTERMEDIATE    MUNICIPAL        KENTUCKY             OHIO
                                         TAX-FREE BOND      INCOME      MUNICIPAL BOND     MUNICIPAL BOND
                                              FUND           FUND            FUND               FUND
                                         --------------   ----------   ----------------   ----------------
INVESTMENT INCOME:
Interest income........................     $12,785        $15,435          $3,559             $4,826
Dividend income........................          60             62              26                 43
                                            -------        -------          ------             ------
Total Income...........................      12,845         15,497           3,585              4,869
                                            -------        -------          ------             ------
EXPENSES:
Investment advisory fees...............       1,445          1,223             289                516
Administration fees....................         396            447             105                141
12b-1 fees (Class A)...................          17             97              10                 28
12b-1 fees (Class B)...................          21            205              14                 81
12b-1 fees (Class C)...................          --              1              --                 --
Custodian and accounting fees..........          30             39              13                 11
Legal and audit fees...................           6              8              --                  2
Trustees' fees and expenses............           3              5               1                  1
Transfer agent fees....................          23             27              15                 23
Registration and filing fees...........          46             47              16                 17
Printing costs.........................           5             14               1                  3
Other..................................           1              1               1                  1
                                            -------        -------          ------             ------
Total expenses before waivers..........       1,993          2,114             465                824
Less waivers...........................        (513)          (320)            (62)              (270)
                                            -------        -------          ------             ------
Net Expenses...........................       1,480          1,794             403                554
                                            -------        -------          ------             ------
Net Investment Income..................      11,365         13,703           3,182              4,315
                                            -------        -------          ------             ------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS:
Net realized gains (losses) from
  investment transactions..............       2,810          1,435             106                 89
Net change in unrealized appreciation
  (depreciation) from investments......       9,935         11,621           2,607              3,389
                                            -------        -------          ------             ------
Net realized/unrealized gains from
  investments..........................      12,745         13,056           2,713              3,478
                                            -------        -------          ------             ------
Change in net assets resulting from
  operations...........................     $24,110        $26,759          $5,895             $7,793
                                            =======        =======          ======             ======

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS              FOR THE SIX MONTHS ENDED DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

                                                    LOUISIANA        WEST VIRGINIA         ARIZONA
                                                  MUNICIPAL BOND     MUNICIPAL BOND     MUNICIPAL BOND
                                                       FUND               FUND               FUND
                                                 ----------------   ----------------   ----------------
INVESTMENT INCOME:
Interest income................................       $4,357             $2,792            $ 7,058
Dividend income................................            5                 22                 31
                                                      ------             ------            -------
Total Income...................................        4,362              2,814              7,089
                                                      ------             ------            -------
EXPENSES:
Investment advisory fees.......................          480                229                587
Administration fees............................          131                 83                214
12b-1 fees (Class A)...........................           87                  1                  2
12b-1 fees (Class B)...........................           20                  4                 --
Custodian and accounting fees..................            6                 16                 28
Legal and audit fees...........................            3                  1                  5
Trustees' fees and expenses....................            1                 --                  2
Transfer agent fees............................           19                 27                 36
Registration and filing fees...................            9                 16                 24
Printing costs.................................           12                  1                  5
Other..........................................           --                  2                  6
                                                      ------             ------            -------
Total expenses before waivers..................          768                380                909
Less waivers...................................         (211)               (73)              (132)
                                                      ------             ------            -------
Net Expenses...................................          557                307                777
                                                      ------             ------            -------
Net Investment Income..........................        3,805              2,507              6,312
                                                      ------             ------            -------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS:
Net realized gains (losses) from investment
  transactions.................................          332                 61              1,540
Net change in unrealized appreciation
  (depreciation) from investments..............        2,791              2,270              3,804
                                                      ------             ------            -------
Net realized/unrealized gains from
  investments..................................        3,123              2,331              5,344
                                                      ------             ------            -------
Change in net assets resulting from
  operations...................................       $6,928             $4,838            $11,656
                                                      ======             ======            =======

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                                       INTERMEDIATE                MUNICIPAL                 KENTUCKY
                                                       TAX-FREE BOND                INCOME                MUNICIPAL BOND
                                                           FUND                      FUND                      FUND
                                                  -----------------------   -----------------------   -----------------------
                                                   SIX MONTHS      YEAR      SIX MONTHS      YEAR      SIX MONTHS      YEAR
                                                     ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                                  DECEMBER 31,   JUNE 30,   DECEMBER 31,   JUNE 30,   DECEMBER 31,   JUNE 30,
                                                      1997         1997         1997         1997         1997         1997
                                                    --------     --------     --------     --------     --------     --------
                                                  (UNAUDITED)               (UNAUDITED)               (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income.......................    $ 11,365     $16,901      $ 13,703     $20,002      $  3,182     $  3,914
    Net realized gains (losses) from investment
      transactions..............................       2,810       1,738         1,435        (530)          106           16
    Net change in unrealized appreciation
      (depreciation) from investments...........       9,935       5,870        11,621       7,608         2,607        1,197
                                                    --------     --------     --------     --------     --------     --------
Change in net assets resulting from
  operations....................................      24,110      24,509        26,759      27,080         5,895        5,127
                                                    --------     --------     --------     --------     --------     --------
DISTRIBUTIONS TO FIDUCIARY SHAREHOLDERS:
    From net investment income..................     (11,068)    (16,473)      (11,473)    (17,054)       (2,988)      (3,488)
    From net realized gains from investment
      transactions..............................      (3,217)       (414)           --          --            --           --
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income..................        (217)       (322)       (1,357)     (1,627)         (135)        (346)
    From net realized gains from investment
      transactions..............................         (68)        (11)           --          --            --           --
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income..................         (79)       (106)         (869)     (1,321)          (59)         (80)
    From net realized gains from investment
      transactions..............................         (31)         (4)           --          --            --           --
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net investment income..................          --          --            (4)         --            --           --
                                                    --------     --------     --------     --------     --------     --------
Change in net assets from shareholder
  distributions.................................     (14,680)    (17,330)      (13,703)    (20,002)       (3,182)      (3,914)
                                                    --------     --------     --------     --------     --------     --------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued.................      57,109     103,061       137,310     194,651        14,061       19,089
    Proceeds from shares issued in conversion...          --     182,568        46,179      55,269            --       78,683
    Dividends reinvested........................       2,483         603         1,566       2,256           140          244
    Cost of shares redeemed.....................     (43,522)    (56,820)      (46,331)    (62,696)      (10,548)     (14,381)
                                                    --------     --------     --------     --------     --------     --------
Change in net assets from share transactions....      16,070     229,412       138,724     189,480         3,653       83,635
                                                    --------     --------     --------     --------     --------     --------
Change in net assets............................      25,500     236,591       151,780     196,558         6,366       84,848
NET ASSETS:
    Beginning of period.........................     462,853     226,262       486,664     290,106       124,783       39,935
                                                    --------     --------     --------     --------     --------     --------
    End of period...............................    $488,353     $462,853     $638,444     $486,664     $131,149     $124,783
                                                    ========     ========     ========     ========     ========     ========
SHARE TRANSACTIONS:
    Issued......................................       5,167       9,528        13,772      19,945         1,366        1,892
    Issued in conversion........................          --      16,858         4,581       5,680            --        7,752
    Reinvested..................................         223          56           157         231            13           24
    Redeemed....................................      (3,937)     (5,252)       (4,645)     (6,436)       (1,024)      (1,415)
                                                    --------     --------     --------     --------     --------     --------
Change in shares................................       1,453      21,190        13,865      19,420           355        8,253
                                                    ========     ========     ========     ========     ========     ========
Undistributed net investment income included in
  net assets:
    End of period...............................    $    234     $   233      $     18     $    18      $     --     $     --
                                                    ========     ========     ========     ========     ========     ========

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                                                       OHIO                    LOUISIANA
                                                                  MUNICIPAL BOND            MUNICIPAL BOND
                                                                       FUND                      FUND
                                                              -----------------------   -----------------------
                                                               SIX MONTHS      YEAR      SIX MONTHS      YEAR
                                                                 ENDED        ENDED        ENDED        ENDED
                                                                JUNE 30,     JUNE 30,   DECEMBER 31,   JUNE 30,
                                                                  1997         1997         1997         1997
                                                                --------     --------     --------     --------
                                                              (UNAUDITED)               (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income...................................    $  4,315     $ 6,661      $  3,805     $  8,667
    Net realized gains (losses) from investment
      transactions..........................................          89        (175)          332          (79)
    Net change in unrealized appreciation (depreciation)
      from investments......................................       3,389       2,389         2,791        3,224
                                                                --------     --------     --------     --------
Change in net assets resulting from operations..............       7,793       8,875         6,928       11,812
                                                                --------     --------     --------     --------
DISTRIBUTIONS TO FIDUCIARY SHAREHOLDERS:
    From net investment income..............................      (3,582)     (5,336)       (2,571)      (6,174)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income..............................        (389)       (810)       (1,154)      (2,349)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income..............................        (344)       (515)          (80)        (144)
                                                                --------     --------     --------     --------
Change in net assets from shareholder distributions.........      (4,315)     (6,661)       (3,805)      (8,667)
                                                                --------     --------     --------     --------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued.............................      25,945      39,896         7,525       10,148
    Proceeds from shares issued in conversion...............          --      39,137            --           --
    Dividends reinvested....................................         583       1,160           795        1,612
    Cost of shares redeemed.................................     (15,274)    (24,777)      (21,164)     (41,977)
                                                                --------     --------     --------     --------
Change in net assets from share transactions................      11,254      55,416       (12,844)     (30,217)
                                                                --------     --------     --------     --------
Change in net assets........................................      14,732      57,630        (9,721)     (27,072)
NET ASSETS:
    Beginning of period.....................................     163,602     105,972       165,671      192,743
                                                                --------     --------     --------     --------
    End of period...........................................    $178,334     $163,602     $155,950     $165,671
                                                                ========     ========     ========     ========
SHARE TRANSACTIONS:
    Issued..................................................       2,361       3,691           740        1,013
    Issued in conversion....................................          --       3,617            --           --
    Reinvested..............................................          52         107            77          161
    Redeemed................................................      (1,388)     (2,289)       (2,076)      (4,190)
                                                                --------     --------     --------     --------
Change in shares............................................       1,025       5,126        (1,259)      (3,016)
                                                                ========     ========     ========     ========
Undistributed net investment income included in net assets:
    End of period...........................................    $      5     $     5      $     --     $     --
                                                                ========     ========     ========     ========

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                                              WEST VIRGINIA                   ARIZONA
                                                              MUNICIPAL BOND               MUNICIPAL BOND
                                                                   FUND                         FUND
                                                        --------------------------   --------------------------
                                                         SIX MONTHS    JANUARY 17,    SIX MONTHS    JANUARY 17,
                                                                          1997                         1997
                                                           ENDED         THROUGH        ENDED         THROUGH
                                                        DECEMBER 31,    JUNE 30,     DECEMBER 31,    JUNE 30,
                                                            1997         1997(A)         1997        1997 (A)
                                                          --------      --------       --------      --------
                                                        (UNAUDITED)                  (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income.............................    $  2,507      $  2,113       $  6,312      $  5,890
    Net realized gains (losses) from investment
      transactions....................................          61           (28)         1,540           982
    Net change in unrealized appreciation
      (depreciation) from investments.................       2,270           627          3,804           511
                                                          --------      --------       --------      --------
Change in net assets resulting from operations........       4,838         2,712         11,656         7,383
                                                          --------      --------       --------      --------
DISTRIBUTIONS TO FIDUCIARY SHAREHOLDERS:
    From net investment income........................      (2,470)       (2,097)        (6,285)       (5,879)
    From net realized gains from investment
      transactions....................................         (33)           --         (1,813)           --
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income........................         (20)          (11)           (27)          (11)
    From net realized gains from investment
      transactions....................................          --            --             (7)           --
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income........................         (17)           (5)            --            --
    From net realized gains from investment
      transactions....................................          --            --             --            --
                                                          --------      --------       --------      --------
Change in net assets from shareholder distributions...      (2,540)       (2,113)        (8,132)       (5,890)
                                                          --------      --------       --------      --------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued.......................      13,042        10,842         17,620        11,134
    Proceeds from shares issued in conversion.........          --        91,179             --       263,882
    Dividends reinvested..............................          56             9             29             5
    Cost of shares redeemed...........................      (8,157)       (4,937)       (19,414)      (19,259)
                                                          --------      --------       --------      --------
Change in net assets from share transactions..........       4,941        97,093         (1,765)      255,762
                                                          --------      --------       --------      --------
Change in net assets..................................       7,239        97,692          1,759       257,255
NET ASSETS:
    Beginning of period...............................      97,692            --        257,255            --
                                                          --------      --------       --------      --------
    End of period.....................................    $104,931      $ 97,692       $259,014      $257,255
                                                          ========      ========       ========      ========
SHARE TRANSACTIONS:
    Issued............................................       1,281         1,081          1,736         1,116
    Issued in conversion..............................          --         9,118             --        26,388
    Reinvested........................................           6             1              3             1
    Redeemed..........................................        (803)         (492)        (1,914)       (1,930)
                                                          --------      --------       --------      --------
Change in shares......................................         484         9,708           (175)       25,575
                                                          ========      ========       ========      ========
Undistributed net investment income included in net
  assets:
    End of period.....................................    $     --      $     --       $     --      $     --
                                                          ========      ========       ========      ========

------------

(a) Period from commencement of operations.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1997
(Unaudited)

1. ORGANIZATION:

   The One Group (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The accompanying financial statements and financial highlights are those of the Intermediate Tax-Free Bond Fund, the Municipal Income Fund, the Kentucky Municipal Bond Fund, the Ohio Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Arizona Municipal Bond Fund, and the West Virginia Municipal Bond Fund (individually a "Fund", collectively the "Funds") only. Each Fund is a non-diversified mutual fund, except for the Intermediate Tax-Free Bond Fund and the Municipal Income Fund, which are diversified.

   The Funds' investment objectives are as follows:

                 FUND                                               OBJECTIVE
                 ----                                               ---------
   Intermediate Tax-Free Bond Fund         Current income exempt from Federal income taxes consistent with prudent investment management and the preservation of capital.
   Municipal Income Fund                   Current income exempt from Federal income taxes.
   Kentucky Municipal Bond Fund            Current income exempt from Federal income tax and Kentucky personal income tax consistent with the preservation of
                                            principal.
   Ohio Municipal Bond Fund                Current income exempt from Federal income tax and Ohio
                                            personal income tax consistent with the preservation of
                                            principal.
   Louisiana Municipal Bond Fund           Current income both consistent with the preservation of
                                            principal and exempt from Federal income tax and Louisiana income tax.
   Arizona Municipal Bond Fund             Current income exempt from Federal income tax and Arizona
                                            income tax consistent with the preservation of principal.
   West Virginia Municipal Bond Fund       Current income exempt from Federal income tax and West
                                            Virginia income tax consistent with the preservation of
                                            principal.

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

       SECURITY VALUATION

   Debt securities (other than short-term investments maturing in 60 days or less), including municipal securities, are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. Options traded on an exchange are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations. Investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Fair Value Committee, which is comprised of members from Banc One Investment Advisors Corporation (the "Advisor") and the The One Group Services Company (the "Administrator"), under the direction of the Board of Trustees.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1997
(Unaudited)

       REPURCHASE AGREEMENTS

   The Funds may invest in repurchase agreements with institutions that are deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest. Repurchase agreements are considered to be loans by a fund under the 1940 Act.

       WRITTEN OPTIONS

   The Funds may write covered call or secured put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

       FUTURES CONTRACTS

   The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the appreciation or depreciation is realized.

       INDEXED SECURITIES

   The Funds may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the referenced instrument itself, but any loss is limited to the amount of the original investment.

       MORTGAGE ROLLS

   The Funds may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase.

       SECURITIES LENDING

       To generate additional income, the Funds may lend up to 33% of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. Government or U.S. Government Agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds continue to earn interest on securities lent while simultaneously seeking to earn interest on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1997
(Unaudited)

   risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of December 31, 1997 the Funds had no securities on loan.

       SECURITY TRANSACTIONS AND RELATED INCOME

   Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income, including any discount or premium, is accrued as earned using the effective interest method.

       EXPENSES

   Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

       DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

   Dividends from net investment income are declared daily and paid monthly for the Funds. Net realized capital gains, if any, are distributed at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are due to differences in separate class expenses.

   Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards, and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets.

       FEDERAL INCOME TAXES

   The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

3. SHARES OF BENEFICIAL INTEREST:

   The Trust has an unlimited number of shares of beneficial interest, with no par value, which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more classes. The Trust is registered to offer forty series and five classes of shares: Fiduciary Class, Class A, Class B, Class C and Service. Currently, the Trust consists of thirty-three active Funds. The Funds are each authorized to issue Fiduciary Class, Class A, Class B, and Class C Shares. Class A Shares are subject to initial sales charges, imposed at the time of purchase, in accordance with the Funds' prospectus. Certain redemptions of Class B and Class C Shares are subject to contingent deferred sales charges in accordance with the Funds' prospectus. As of December 31, 1997, there were no shareholders in Class C of the Funds except for the Municipal Income Fund. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. The following is a summary of transactions in Fund shares for the periods ended December 31, 1997 and June 30, 1997:

Continued

   -----------------------------------------------------------------------------
   The One Group Family of Mutual Funds

   -----------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS                               DECEMBER 31, 1997
   (Amounts in Thousands)

                                            INTERMEDIATE TAX-FREE         MUNICIPAL INCOME           KENTUCKY MUNICIPAL
                                                  BOND FUND                     FUND                      BOND FUND
                                          -------------------------   -------------------------   -------------------------
                                           SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                             ENDED       YEAR ENDED      ENDED       YEAR ENDED      ENDED       YEAR ENDED
                                          DECEMBER 31,    JUNE 30,    DECEMBER 31,    JUNE 30,    DECEMBER 31,    JUNE 30,
                                              1997          1997          1997          1997          1997          1997
                                          ------------   ----------   ------------   ----------   ------------   ----------
                                          (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
CAPITAL TRANSACTIONS:
FIDUCIARY SHARES:
  Proceeds from shares issued...........    $53,215       $ 98,433      $ 92,923      $155,470      $ 12,769      $ 17,564
  Proceeds from shares issued in
    conversion..........................         --        182,568        46,179        55,269            --        78,683
  Dividends reinvested..................      2,177            267            19           198             1            11
  Cost of shares redeemed...............    (41,870)       (54,356)      (36,291)      (49,425)      (10,106)      (10,777)
                                            -------       --------      --------      --------      --------      --------
  Change in net assets from Fiduciary
    Share transactions..................    $13,522       $226,912      $102,830      $161,512      $  2,664      $ 85,481
                                            =======       ========      ========      ========      ========      ========
CLASS A SHARES:
  Proceeds from shares issued...........    $ 2,559       $  2,964      $ 34,091      $ 24,091      $    460      $    425
  Dividends reinvested..................        215            245           957         1,160           106           191
  Cost of shares redeemed...............     (1,459)        (1,518)       (7,839)       (9,801)         (351)       (3,370)
                                            -------       --------      --------      --------      --------      --------
  Change in net assets from Class A
    Share transactions..................    $ 1,315       $  1,691      $ 27,209      $ 15,450      $    215      $ (2,754)
                                            =======       ========      ========      ========      ========      ========
CLASS B SHARES:
  Proceeds from shares issued...........    $ 1,335       $  1,664      $  9,477      $ 15,090      $    832      $  1,100
  Dividends reinvested..................         91             91           589           898            33            42
  Cost of shares redeemed...............       (193)          (946)       (2,201)       (3,470)          (91)         (234)
                                            -------       --------      --------      --------      --------      --------
  Change in net assets from Class B
    Share transactions..................    $ 1,233       $    809      $  7,865      $ 12,518      $    774      $    908
                                            =======       ========      ========      ========      ========      ========
CLASS C SHARES:
  Proceeds from shares issued...........                                $    819
  Dividends reinvested..................                                       1
  Cost of shares redeemed...............                                      --
                                                                        ========
  Change in net assets from Class C
    Shares transactions.................                                $    820
                                                                        ========
SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued................................      4,813          9,103         9,326        15,939         1,239         1,740
  Issued in conversion..................         --         16,858         4,581         5,680            --         7,752
  Reinvested............................        196             25             2            20            --             1
  Redeemed..............................     (3,788)        (5,024)       (3,639)       (5,078)         (981)       (1,061)
                                            -------       --------      --------      --------      --------      --------
  Change in Fiduciary Shares............      1,221         20,962        10,270        16,561           258         8,432
                                            =======       ========      ========      ========      ========      ========
CLASS A SHARES:
  Issued................................        233            272         3,411         2,459            45            42
  Reinvested............................         19             23            96           119            10            19
  Redeemed..............................       (132)          (141)         (785)       (1,002)          (34)         (331)
                                            -------       --------      --------      --------      --------      --------
  Change in Class A Shares..............        120            154         2,722         1,576            21          (270)
                                            =======       ========      ========      ========      ========      ========
CLASS B SHARES:
  Issued................................        121            153           953         1,547            82           110
  Reinvested............................          8              8            59            92             3             4
  Redeemed..............................        (17)           (87)         (221)         (356)           (9)          (23)
                                            -------       --------      --------      --------      --------      --------
  Change in Class B Shares..............        112             74           791         1,283            76            91
                                            =======       ========      ========      ========      ========      ========
CLASS C SHARES:
  Issued................................                                      82
  Reinvested............................                                      --(a)
  Redeemed..............................                                      --
                                                                        ========
  Change in Class C Shares..............                                      82
                                                                        ========

------------

(a) Amount less than $1,000.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1997
(Amounts in Thousands)

                                                                  OHIO MUNICIPAL          LOUISIANA MUNICIPAL
                                                                     BOND FUND                 BOND FUND
                                                              -----------------------   -----------------------
                                                               SIX MONTHS      YEAR      SIX MONTHS      YEAR
                                                                 ENDED        ENDED        ENDED        ENDED
                                                              DECEMBER 31,   JUNE 30,   DECEMBER 31,   JUNE 30,
                                                                  1997         1997         1997         1997
                                                              ------------   --------   ------------   --------
                                                              (UNAUDITED)               (UNAUDITED)
CAPITAL TRANSACTIONS:
FIDUCIARY SHARES:
  Proceeds from shares issued...............................    $ 18,926     $28,385      $  3,255     $  5,386
  Proceeds issued in conversion.............................          --      39,137            --           --
  Dividends reinvested......................................          22          93             2           --
  Cost of shares redeemed...................................     (11,179)    (16,829)      (15,899)     (30,290)
                                                                --------     --------     --------     --------
  Change in net assets from Fiduciary Share transactions....    $  7,769     $50,786      $(12,642)    $(24,904)
                                                                ========     ========     ========     ========
CLASS A SHARES:
  Proceeds from shares issued...............................    $  2,119     $ 5,044      $  3,711     $  4,042
  Dividends reinvested......................................         311         675           740        1,510
  Cost of shares redeemed...................................      (2,516)     (6,371)       (4,813)     (11,414)
                                                                --------     --------     --------     --------
  Change in net assets from Class A Share transactions......    $    (86)    $  (652)     $   (362)    $ (5,862)
                                                                ========     ========     ========     ========
CLASS B SHARES:
  Proceeds from shares issued...............................    $  4,900     $ 6,467      $    559     $    720
  Dividends reinvested......................................         250         392            53          102
  Cost of shares redeemed...................................      (1,579)     (1,577)         (452)        (273)
                                                                --------     --------     --------     --------
  Change in net assets from Class B Share transactions......    $  3,571     $ 5,282      $    160     $    549
                                                                ========     ========     ========     ========
SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued....................................................       1,726       2,635           320          538
  Issued in conversion......................................          --       3,617            --           --
  Reinvested................................................           2           9            --           --
  Redeemed..................................................      (1,017)     (1,556)       (1,559)      (3,023)
                                                                --------     --------     --------     --------
  Change in Fiduciary Shares................................         711       4,705        (1,239)      (2,485)
                                                                ========     ========     ========     ========
CLASS A SHARES:
  Issued....................................................         193         464           365          403
  Reinvested................................................          28          62            72          151
  Redeemed..................................................        (229)       (588)         (472)      (1,140)
                                                                --------     --------     --------     --------
  Change in Class A Shares..................................          (8)        (62)          (35)        (586)
                                                                ========     ========     ========     ========
CLASS B SHARES:
  Issued....................................................         442         592            55           72
  Reinvested................................................          22          36             5           10
  Redeemed..................................................        (142)       (145)          (45)         (27)
                                                                --------     --------     --------     --------
  Change in Class B Shares..................................         322         483            15           55
                                                                ========     ========     ========     ========

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1997
(Amounts in Thousands)

                                       WEST VIRGINIA MUNICIPAL BOND FUND          ARIZONA MUNICIPAL BOND FUND
                                     -------------------------------------   -------------------------------------
                                                         JANUARY 17, 1997                        JANUARY 17, 1997
                                     SIX MONTHS ENDED         THROUGH        SIX MONTHS ENDED         THROUGH
                                       DECEMBER 31,          JUNE 30,          DECEMBER 31,          JUNE 30,
                                           1997               1997(A)              1997               1997(A)
                                     -----------------   -----------------   -----------------   -----------------
                                        (UNAUDITED)                             (UNAUDITED)
CAPITAL TRANSACTIONS:
FIDUCIARY SHARES:
  Proceeds from shares issued......       $12,615             $ 9,442            $ 16,928            $  9,187
  Proceeds from shares issued in
    conversion.....................            --              91,179                  --             263,882
  Dividends reinvested.............            27                  --(b)               --                  --
  Cost of shares redeemed..........        (8,156)             (4,937)            (18,110)            (18,791)
                                          -------             -------            --------            --------
  Change in net assets from
    Fiduciary Share transactions...       $ 4,486             $95,684              (1,182)           $254,278
                                          =======             =======            ========            ========
CLASS A SHARES:
  Proceeds from shares issued......       $     2             $   795            $    692            $  1,947
  Dividends reinvested.............            20                   7                  29                   5
  Cost of shares redeemed..........            --                  --              (1,304)               (468)
                                          -------             -------            --------            --------
  Change in net assets from Class A
    Share transactions.............       $    22             $   802            $   (583)           $  1,484
                                          =======             =======            ========            ========
CLASS B SHARES:
  Proceeds from shares issued......       $   425             $   605            $     --            $     --(b)
  Dividends reinvested.............             9                   2                  --                  --
  Cost of shares redeemed..........            (1)                 --                  --                  --
                                          -------             -------            --------            --------
  Change in net assets from Class B
    Share transactions.............       $   433             $   607            $     --            $     --(b)
                                          =======             =======            ========            ========
SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued...........................         1,240                 941               1,667                 920
  Issued in conversion.............            --               9,118                  --              26,388
  Reinvested.......................             3                   1                  --                  --
  Redeemed.........................          (803)               (492)             (1,784)             (1,883)
                                          -------             -------            --------            --------
  Change in Fiduciary Shares.......           440               9,568                (117)             25,425
                                          =======             =======            ========            ========
CLASS A SHARES:
  Issued...........................            --(b)               79                  69                 196
  Reinvested.......................             2                  --                   3                   1
  Redeemed.........................            --                  --                (130)                (47)
                                          -------             -------            --------            --------
  Change in Class A Shares.........             2                  79                 (58)                150
                                          =======             =======            ========            ========
CLASS B SHARES:
  Issued...........................            41                  61                  --                  --(b)
  Reinvested.......................             1                  --                  --                  --
  Redeemed.........................            --(b)               --                  --                  --
                                          -------             -------            --------            --------
  Change in Class B Shares.........            42                  61                  --                  --(b)
                                          =======             =======            ========            ========

------------

(a) Period from commencement of operations.

(b) Amount is less than 1,000.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1997
(Unaudited)

4. INVESTMENT ADVISORY, ADMINISTRATIVE, AND DISTRIBUTION AGREEMENTS:

   The Trust and the Advisor are parties to an investment advisory agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the following percentages of the Funds' average net assets: 0.60% of the Intermediate Tax-Free Bond Fund, the Ohio Municipal Bond Fund and the Louisiana Municipal Bond Fund; and 0.45% of the Municipal Income Fund, the Kentucky Municipal Bond Fund, the Arizona Municipal Bond Fund and the West Virginia Municipal Bond Fund.

   The Trust and the Administrator, a wholly-owned subsidiary of The BISYS Group, Inc., are parties to an administrative agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.20% on the first $1.5 billion of Trust net assets (excluding the Investor Growth Fund, the Investor Growth & Income Fund, the Investor Conservative Fund , and the Investor Balanced Fund, the "Investor Funds" and the Treasury Only Money Market Fund and the Government Money Market Fund, the "Institutional Money Market Funds"); 0.18% on the next $0.5 billion of Trust net assets (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% of Trust net assets (excluding the Investor Funds and the Institutional Money Market Funds) over $2 billion. The Advisor also serves as Sub-Administrator to each fund of the Trust, pursuant to an agreement between the Administrator and the Advisor. Pursuant to this agreement, the Advisor performs many of the Administrator's duties, for which the Advisor receives a fee paid by the Administrator.

   The Trust and The One Group Services Company (the "Distributor") are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Class A, Class B, and Class C Shares are subject to distribution and shareholder services plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided in the Plans, the Trust will pay the Distributor a fee of 0.35% of the average daily net assets of Class A Shares of each of the Funds and 1.00% of the average daily net assets of the Class B and Class C Shares of each of the Funds. Currently, the Distributor has voluntarily agreed to limit payments under the Plans to 0.25%, 0.90% and 0.90% of average daily net assets of the Class A, Class B and Class C
   Shares, respectively, of each Fund. Up to 0.25% of the fees payable under the Plans may be used as compensation for shareholder services by the Distributor and/or financial institutions and intermediaries. Fees paid under the Plans may be applied by the Distributor toward (i) compensation for its services in connection with distribution assistance or provision of shareholder services; or (ii) payments to financial institutions and intermediaries such as banks (including affiliates of the Advisor), brokers, dealers and other institutions, including the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. Fiduciary Class Shares of each Fund are offered without distribution fees. For the six months ended December 31, 1997, the Distributor received $684,478 from commissions earned on sales of Class A Shares and redemptions of Class B and Class C Shares, of which the Distributor reallowed $684,217 to affiliated broker/dealers of the Funds.

   Certain officers of the Trust are affiliated with the Administrator. Such officers receive no compensation from the Funds for serving in their respective roles.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1997
(Unaudited)

   The Advisor, the Administrator and the Distributor voluntarily agreed to waive a portion of their fees. For the six months ended December 31, 1997, fees in the following amounts were waived (amounts in thousands):

                                                                                       12B-1 FEES
                                                  INVESTMENT                             WAIVED
                                                 ADVISORY FEES   ADMINISTRATION    -------------------
                                                    WAIVED         FEES WAIVED     CLASS A    CLASS B
                                                 -------------   ---------------   --------   --------
   Intermediate Tax-Free Bond Fund.............      $506              $--           $ 5        $ 2
   Municipal Income Fund.......................       272               --            28         20
   Kentucky Municipal Bond Fund................        58               --             3          1
   Ohio Municipal Bond Fund....................       254               --             8          8
   Louisiana Municipal Bond Fund...............       184               --            25          2
   West Virginia Municipal Bond Fund...........        61               12            --         --
   Arizona Municipal Bond Fund.................       103               28             1         --

5. SECURITIES TRANSACTIONS:

   The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities and purchased options) during the six months ended December 31, 1997 were as follows (amounts in thousands):

                                                        PURCHASES    SALES
                                                        ---------   --------
Intermediate Tax-Free Bond Fund.......................  $306,729    $273,836
Municipal Income Fund.................................   306,790     201,514
Kentucky Municipal Bond Fund..........................     8,955       6,307
Ohio Municipal Bond Fund..............................    25,364      10,936
Louisiana Municipal Bond Fund.........................     6,682      17,007
West Virginia Municipal Bond Fund.....................    15,110       8,613
Arizona Municipal Bond Fund...........................    23,439      29,041

6. FINANCIAL INSTRUMENTS:

   Investing in financial instruments such as written options, futures, structured notes and indexed securities involves risks in excess of the amounts reflected in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular class of instrument. Risks associated with these instruments include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contract. The Funds enter into these contracts primarily as a means to hedge against adverse fluctuation in securities.

7. CONCENTRATION OF CREDIT RISK:

   The Kentucky, Ohio, Louisiana, Arizona and West Virginia Municipal Bond Funds invest primarily in debt obligations issued by the respective States and their political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Funds are more susceptible to economic and political factors adversely affecting issuers of the state's specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

8. CONVERSION OF COMMON TRUST FUNDS:

   On December 19, 1997, the net assets of certain common trust funds managed by the Advisor were exchanged in a tax-free conversion for shares of the corresponding One Group Funds. The transaction was accounted for by a method followed for tax purposes in a tax-free business combination. The following is a summary of shares

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1997
(Unaudited)

   issued, net assets converted, net asset value per share issued and unrealized appreciation of assets acquired as of the conversion date (amounts in thousands except per share amounts):

                                                                                    NET ASSET
                                                                     NET ASSETS     VALUE PER      UNREALIZED
                                                            SHARES    ACQUIRED    SHARE ISSUED    APPRECIATION
                                                            ------   ----------   -------------   ------------
           Municipal Income Fund..........................   4,581    $ 46,179       $10.08         $ 1,820

   On January 20, 1997, the net assets of certain common trust funds managed by the Advisor were exchanged in a tax-free conversion for shares of the corresponding One Group Funds. The transaction was accounted for by a method followed for tax purposes in a tax-free business combination. The following is a summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation of assets acquired as of the conversion date (amounts in thousands except per share amounts):

                                                                                 NET ASSET
                                                                  NET ASSETS     VALUE PER      UNREALIZED
                                                         SHARES    ACQUIRED    SHARE ISSUED    APPRECIATION
                                                         ------   ----------   -------------   ------------
   Intermediate Tax-Free Bond Fund.....................  16,858    $182,568       $10.83         $ 7,412
   Municipal Income Fund...............................   5,680      55,269         9.73           1,784
   Kentucky Municipal Bond Fund........................   7,752      78,683        10.15           4,545
   Ohio Municipal Bond Fund............................   3,617      39,137        10.82           2,826
   West Virginia Municipal Bond Fund...................   9,118      91,179        10.00           3,886
   Arizona Municipal Bond Fund.........................  26,388     263,882        10.00          12,118

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  INTERMEDIATE TAX-FREE BOND FUND
                                        ------------------------------------------------------------------------------------
                                                                             FIDUCIARY
                                        ------------------------------------------------------------------------------------
                                         SIX MONTHS
                                            ENDED                                 YEAR ENDED JUNE 30,
                                        DECEMBER 31,        ----------------------------------------------------------------
                                            1997              1997          1996          1995          1994          1993
                                        -------------       --------      --------      --------      --------      --------
                                         (UNAUDITED)
NET ASSET VALUE, BEGINNING OF
  PERIOD............................      $  10.92          $  10.67      $  10.64      $  10.49      $  11.15      $  10.69
                                          --------          --------      --------      --------      --------      --------
Investment Activities:
  Net investment income.............          0.26              0.54          0.52          0.54          0.52          0.53
  Net realized and unrealized gains
    (losses) from investments.......          0.30              0.27          0.04          0.15         (0.52)         0.49
                                          --------          --------      --------      --------      --------      --------
    Total from Investment
       Activities...................          0.56              0.81          0.56          0.69          0.00          1.02
                                          --------          --------      --------      --------      --------      --------
Distributions:
  Net investment income.............         (0.26)            (0.54)        (0.51)        (0.54)        (0.53)        (0.52)
  In excess of net investment
    income..........................            --                --            --            --         (0.01)           --
  Net realized gains................         (0.08)            (0.02)        (0.02)           --         (0.01)        (0.04)
  In excess of net realized gains...            --                --            --            --         (0.11)           --
                                          --------          --------      --------      --------      --------      --------
    Total Distributions.............         (0.34)            (0.56)        (0.53)        (0.54)        (0.66)        (0.56)
                                          --------          --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD......      $  11.14          $  10.92      $  10.67      $  10.64      $  10.49      $  11.15
                                          ========          ========      ========      ========      ========      ========
Total Return........................          5.18%(a)          7.76%         5.39%         6.75%        (0.11)%        9.79%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)...........................      $473,776          $451,089      $217,201      $211,229      $182,611      $166,489
  Ratio of expenses to average net
    assets..........................          0.60%(b)          0.58%         0.54%         0.53%         0.48%         0.54%
  Ratio of net investment income to
    average net assets..............          4.73%(b)          5.05%         4.87%         5.17%         4.78%         4.93%
  Ratio of expenses to average net
    assets *........................          0.81%(b)          0.81%         0.87%         0.88%         0.84%         0.94%
  Ratio of net investment income to
    average net assets *............          4.52%(b)          4.82%         4.54%         4.82%         4.42%         4.53%
  Portfolio turnover (c)............         57.29%            86.89%       111.58%       199.76%       105.98%        31.99%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                     INTERMEDIATE TAX-FREE BOND FUND
                                             -------------------------------------------------------------------------------
                                                                                 CLASS A
                                             -------------------------------------------------------------------------------
                                              SIX MONTHS
                                                 ENDED                               YEAR ENDED JUNE 30,
                                             DECEMBER 31,        -----------------------------------------------------------
                                                 1997             1997         1996         1995         1994         1993
                                             -------------       -------      -------      -------      -------      -------
                                              (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD.....       $ 10.91          $ 10.67      $ 10.63      $ 10.48      $ 11.14      $ 10.69
                                                -------          -------      -------      -------      -------      -------
Investment Activities:
  Net investment income..................          0.25             0.51         0.50         0.51         0.50         0.55
  Net realized and unrealized gains
    (losses) from investments............          0.30             0.26         0.05         0.15        (0.52)        0.44
                                                -------          -------      -------      -------      -------      -------
    Total from Investment Activities.....          0.55             0.77         0.55         0.66        (0.02)        0.99
                                                -------          -------      -------      -------      -------      -------
Distributions:
  Net investment income..................         (0.25)           (0.51)       (0.49)       (0.49)       (0.52)       (0.50)
  In excess of net investment income.....            --               --           --        (0.02)       (0.01)          --
  Net realized gains.....................         (0.08)           (0.02)       (0.02)          --           --        (0.04)
  In excess of net realized gains........            --               --           --           --        (0.11)          --
                                                -------          -------      -------      -------      -------      -------
    Total Distributions..................         (0.33)           (0.53)       (0.51)       (0.51)       (0.64)       (0.54)
                                                -------          -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD...........       $ 11.13          $ 10.91      $ 10.67      $ 10.63      $ 10.48      $ 11.14
                                                =======          =======      =======      =======      =======      =======
Total Return (Excludes Sales Charge).....          5.06%(a)         7.39%        5.28%        6.49%       (0.33)%       9.47%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)......       $ 9,958          $ 8,457      $ 6,622      $ 5,614      $ 5,556      $ 5,480
  Ratio of expenses to average net
    assets...............................          0.85%(b)         0.83%        0.79%        0.78%        0.73%        0.71%
  Ratio of net investment income to
    average net assets...................          4.48%(b)         4.75%        4.62%        4.91%        4.57%        4.77%
  Ratio of expenses to average net assets
    *....................................          1.16%(b)         1.15%        1.22%        1.23%        1.19%        1.27%
  Ratio of net investment income to
    average net assets *.................          4.17%(b)         4.43%        4.19%        4.46%        4.11%        4.21%
  Portfolio turnover (c).................         57.29%           86.89%      111.58%      199.76%      105.98%       31.99%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        INTERMEDIATE TAX-FREE BOND FUND
                                                      -------------------------------------------------------------------
                                                                                    CLASS B
                                                      -------------------------------------------------------------------
                                                       SIX MONTHS
                                                          ENDED                         YEAR ENDED JUNE 30,
                                                      DECEMBER 31,        -----------------------------------------------
                                                          1997             1997         1996         1995        1994(A)
                                                      -------------       -------      -------      -------      --------
                                                       (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD..............       $ 10.93          $ 10.68      $ 10.65      $ 10.50      $ 11.18
                                                         -------          -------      -------      -------      -------
Investment Activities:
  Net investment income...........................          0.22             0.45         0.43         0.46         0.17
  Net realized and unrealized gains (losses) from
    investments...................................          0.30             0.27         0.04         0.14        (0.67)
                                                         -------          -------      -------      -------      -------
    Total from Investment Activities..............          0.52             0.72         0.47         0.60        (0.50)
                                                         -------          -------      -------      -------      -------
Distributions:
  Net investment income...........................         (0.22)           (0.45)       (0.42)       (0.45)       (0.17)
  Net realized gains..............................         (0.08)           (0.02)       (0.02)          --           --
  In excess of net realized gains.................            --               --           --           --        (0.01)
                                                         -------          -------      -------      -------      -------
    Total Distributions...........................         (0.30)           (0.47)       (0.44)       (0.45)       (0.18)
                                                         -------          -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD....................       $ 11.15          $ 10.93      $ 10.68      $ 10.65      $ 10.50
                                                         =======          =======      =======      =======      =======
Total Return (Excludes Sales Charge)..............          4.72%(b)         6.82%        4.48%        5.89%       (4.48)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)...............       $ 4,619          $ 3,307      $ 2,439      $ 1,116      $   549
  Ratio of expenses to average net assets.........          1.50%(c)         1.47%        1.44%        1.43%        1.40%(c)
  Ratio of net investment income to average net
    assets........................................          3.82%(c)         4.09%        3.97%        4.29%        4.08%(c)
  Ratio of expenses to average net assets *.......          1.81%(c)         1.78%        1.87%        1.88%        1.85%(c)
  Ratio of net investment income to average net
    assets *......................................          3.51%(c)         3.78%        3.54%        3.84%        3.63%(c)
  Portfolio turnover (d)..........................         57.29%           86.89%      111.58%      199.76%      105.98%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced offering on January 14, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        MUNICIPAL INCOME FUND
                                         ------------------------------------------------------------------------------------
                                                                              FIDUCIARY
                                         ------------------------------------------------------------------------------------
                                          SIX MONTHS
                                             ENDED                                 YEAR ENDED JUNE 30,
                                         DECEMBER 31,        ----------------------------------------------------------------
                                             1997              1997          1996          1995          1994        1993(A)
                                         -------------       --------      --------      --------      --------      --------
                                          (UNAUDITED)
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................      $   9.84          $   9.66      $   9.69      $   9.66      $  10.11      $ 10.00
                                           --------          --------      --------      --------      --------      -------
Investment Activities:
  Net investment income..............          0.26              0.53          0.56          0.57          0.56         0.19
  Net realized and unrealized gains
    (losses) from investments........          0.25              0.18         (0.03)         0.03         (0.42)        0.11
                                           --------          --------      --------      --------      --------      -------
    Total from Investment
       Activities....................          0.51              0.71          0.53          0.60          0.14         0.30
                                           --------          --------      --------      --------      --------      -------
Distributions:
  Net investment income..............         (0.26)            (0.53)        (0.56)        (0.57)        (0.56)       (0.19)
  Net realized gains.................            --                --            --            --         (0.03)          --
                                           --------          --------      --------      --------      --------      -------
    Total Distributions..............         (0.26)            (0.53)        (0.56)        (0.57)        (0.59)       (0.19)
                                           --------          --------      --------      --------      --------      -------
NET ASSET VALUE, END OF PERIOD.......      $  10.09          $   9.84      $   9.66      $   9.69      $   9.66      $ 10.11
                                           ========          ========      ========      ========      ========      =======
Total Return.........................          5.11%(b)          7.49%         5.54%         6.46%         1.36%        5.18%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)............................      $522,135          $408,577      $241,115      $185,916      $152,763      $40,777
  Ratio of expenses to average net
    assets...........................          0.57%(c)          0.57%         0.56%         0.56%         0.54%        0.54%(b)
  Ratio of net investment income to
    average net assets...............          5.13%(c)          5.38%         5.70%         6.02%         5.61%        5.66%(b)
  Ratio of expenses to average net
    assets *.........................          0.67%(c)          0.68%         0.76%         0.74%         0.71%        1.01%(b)
  Ratio of net investment income to
    average net assets *.............          5.03%(c)          5.27%         5.50%         5.84%         5.44%        5.19%(b)
  Portfolio turnover (d).............         39.31%            62.83%        83.17%        66.02%       101.48%       66.12%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The Fund commenced operations on February 9, 1993.
(b) Not annualized.
(c) Annualized
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          MUNICIPAL INCOME FUND
                                             --------------------------------------------------------------------------------
                                                                                 CLASS A
                                             --------------------------------------------------------------------------------
                                              SIX MONTHS
                                                 ENDED                               YEAR ENDED JUNE 30,
                                             DECEMBER 31,        ------------------------------------------------------------
                                                 1997             1997         1996         1995         1994        1993(A)
                                             -------------       -------      -------      -------      -------      --------
                                              (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD.....       $  9.87          $  9.69      $  9.72      $  9.67      $ 10.12      $ 10.06
                                                -------          -------      -------      -------      -------      -------
Investment Activities:
  Net investment income..................          0.25             0.51         0.55         0.55         0.55         0.19
  Net realized and unrealized gains
    (losses) from investments............          0.24             0.18        (0.04)        0.05        (0.43)        0.05
                                                -------          -------      -------      -------      -------      -------
    Total from Investment Activities.....          0.49             0.69         0.51         0.60         0.12         0.24
                                                -------          -------      -------      -------      -------      -------
Distributions:
  Net investment income..................         (0.25)           (0.51)       (0.54)       (0.55)       (0.54)       (0.18)
  Net realized gains.....................            --               --           --           --        (0.03)          --
                                                -------          -------      -------      -------      -------      -------
    Total Distributions..................         (0.25)           (0.51)       (0.54)       (0.55)       (0.57)       (0.18)
                                                -------          -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD...........       $ 10.11          $  9.87      $  9.69      $  9.72      $  9.67      $ 10.12
                                                =======          =======      =======      =======      =======      =======
Total Return (Excludes Sales Charge).....          4.99%(b)         7.24%        5.35%        6.21%        1.34%        6.86%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)......       $70,372          $41,829      $25,787      $11,462      $10,725      $ 4,106
  Ratio of expenses to average net
    assets...............................          0.82%(c)         0.82%        0.81%        0.81%        0.79%        0.80%(c)
  Ratio of net investment income to
    average net assets...................          4.88%(c)         5.13%        5.45%        5.76%        5.44%        5.71%(c)
  Ratio of expenses to average net assets
    *....................................          1.02%(c)         1.03%        1.11%        1.09%        1.06%        1.36%(c)
  Ratio of net investment income to
    average net assets *.................          4.68%(c)         4.92%        5.15%        5.48%        5.17%        5.15%(c)
  Portfolio turnover (d).................         39.31%           62.83%       83.17%       66.02%      101.48%       66.12%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class A Shares commenced offering on February 23, 1993.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                             MUNICIPAL INCOME FUND
                                                      -------------------------------------------------------------------
                                                                                    CLASS B
                                                      -------------------------------------------------------------------
                                                       SIX MONTHS
                                                          ENDED                         YEAR ENDED JUNE 30,
                                                      DECEMBER 31,        -----------------------------------------------
                                                          1997             1997         1996         1995        1994(A)
                                                      -------------       -------      -------      -------      --------
                                                       (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD..............       $  9.84          $  9.66      $  9.69      $  9.62      $ 10.10
                                                         -------          -------      -------      -------      -------
Investment Activities:
  Net investment income...........................          0.21             0.44         0.47         0.49         0.24
  Net realized and unrealized gains (losses) from
    investments...................................          0.24             0.18        (0.03)        0.07        (0.48)
                                                         -------          -------      -------      -------      -------
    Total from Investment Activities..............          0.45             0.62         0.44         0.56        (0.24)
                                                         -------          -------      -------      -------      -------
Distributions:
  Net investment income...........................         (0.21)           (0.44)       (0.47)       (0.49)       (0.24)
                                                         -------          -------      -------      -------      -------
    Total Distributions...........................         (0.21)           (0.44)       (0.47)       (0.49)       (0.24)
                                                         -------          -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD....................       $ 10.08          $  9.84      $  9.66      $  9.69      $  9.62
                                                         =======          =======      =======      =======      =======
Total Return (Excludes Sales Charge)..............          4.65%(b)         6.55%        4.65%        5.58%       (1.98)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)...............       $45,110          $36,258      $23,204      $ 8,326      $ 4,855
  Ratio of expenses to average net assets.........          1.46%(c)         1.47%        1.46%        1.46%        1.41%(c)
  Ratio of net investment income to average net
    assets........................................          4.23% (c)        4.48%        4.80%        5.14%        4.95%(c)
  Ratio of expenses to average net assets *.......          1.66%(c)         1.67%        1.76%        1.74%        1.62%(c)
  Ratio of net investment income to average net
    assets *......................................          4.03% (c)        4.28%        4.50%        4.86%        4.74%(c)
  Portfolio turnover (d)..........................         39.31%           62.83%       83.17%       66.02%      101.48%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced offering on January 14, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                 MUNICIPAL
                                                                INCOME FUND
                                                                ------------
                                                                  CLASS C
                                                                ------------

                                                                NOVEMBER 4,
                                                                  1996 TO
                                                                DECEMBER 31,
                                                                  1997(A)
                                                                ------------
                                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................      $  9.96
                                                                  -------
Investment Activities:
  Net investment income.....................................         0.47
  Net realized and unrealized gains (losses) from
     investments                                                     0.13
                                                                  -------
     Total from Investment Activities.......................         0.60
                                                                  -------
Distributions:
  Net investment income.....................................        (0.47)
                                                                  -------
     Total Distributions....................................        (0.47)
                                                                  -------
NET ASSET VALUE, END OF PERIOD..............................      $ 10.09
                                                                  =======
Total Return (Excludes Sales Charge)........................         5.82%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................      $   827
  Ratio of expenses to average net assets...................         1.46%(c)
  Ratio of net investment income to average net assets......         4.23%(c)
  Ratio of expenses to average net assets *.................         1.66%(c)
  Ratio of net investment income to average net assets *....         4.03%(c)
  Portfolio turnover (d)....................................        39.31%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   KENTUCKY MUNICIPAL BOND FUND
                                       ------------------------------------------------------------------------------------
                                                            FIDUCIARY
                                       ---------------------------------------------------
                                        SIX MONTHS       YEAR        YEAR      JANUARY 20,    FEBRUARY 1,       MARCH 12,
                                          ENDED         ENDED       ENDED        1995 TO        1994, TO        1993, TO
                                       DECEMBER 31,    JUNE 30,    JUNE 30,     JUNE 30,      JANUARY 19,      JANUARY 31,
                                           1997          1997        1996        1995(A)        1995(B)        1994(B)(C)
                                       ------------    --------    --------    -----------    ------------    -------------
                                       (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............      $  10.20      $  10.04    $  9.92       $  9.49        $ 10.45          $ 10.00
                                         --------      --------    -------       -------        -------          -------
Investment Activities:
  Net investment income............          0.26          0.50       0.50          0.20           0.41             0.36
  Net realized and unrealized gains
    (losses) from investments......          0.22          0.16       0.12          0.43          (0.95)            0.43
                                         --------      --------    -------       -------        -------          -------
    Total from Investment
      Activities...................          0.48          0.66       0.62          0.63          (0.54)            0.79
                                         --------      --------    -------       -------        -------          -------
Distributions:
  Net investment income............         (0.26)        (0.50)     (0.50)        (0.20)         (0.42)           (0.34)
                                         --------      --------    -------       -------        -------          -------
    Total Distributions............         (0.26)        (0.50)     (0.50)        (0.20)         (0.42)           (0.34)
                                         --------      --------    -------       -------        -------          -------
NET ASSET VALUE,
  END OF PERIOD....................      $  10.42      $  10.20    $ 10.04       $  9.92        $  9.49          $ 10.45
                                         ========      ========    =======       =======        =======          =======
Total Return.......................          4.75%(d)      6.74%      6.35%         6.56%(d)      (5.17)%(d)        8.05%(d)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................      $122,026      $116,830    $30,300       $32,520        $41,953          $64,663
  Ratio of expenses to average net
    assets.........................          0.60%(e)      0.59%      0.68%         0.65%(e)       1.03% (e)        0.70%(e)
  Ratio of net investment income to
    average net assets.............          5.00%(e)      5.12%      4.60%         4.70%(e)       4.37% (e)        4.19%(e)
  Ratio of expenses to average net
    assets *.......................          0.69%(e)      0.72%      1.02%         0.97%(e)       1.05% (e)        0.91%(e)
  Ratio of net investment income to
    average net assets *...........          4.91%(e)      4.99%      4.26%         4.38%(e)       4.25% (e)        3.98%(e)
  Portfolio turnover (f)...........          5.04%        13.30%     16.78%        19.75%         10.00%            5.00%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from date reorganized as a fund of The One Group.
(b) Prior to reorganizing as a fund of The One Group, the Fund offered only one class of shares.
(c) Period from commencement of operations.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       KENTUCKY MUNICIPAL BOND FUND
                                                       -------------------------------------------------------------
                                                                               CLASS A
                                                       -------------------------------------------------------------

                                                        SIX MONTHS         YEAR            YEAR         JANUARY 20,
                                                          ENDED           ENDED           ENDED           1995 TO
                                                       DECEMBER 31,      JUNE 30,        JUNE 30,        JUNE 30,
                                                           1997            1997            1996           1995(A)
                                                         -------          ------         -------          -------
                                                       (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............................      $ 10.21          $10.05         $  9.93          $  9.49
                                                         -------          ------         -------          -------
Investment Activities:
  Net investment income............................         0.25            0.48            0.44             0.19
  Net realized and unrealized gains (losses) from
    investments....................................         0.22            0.16            0.12             0.44
                                                         -------          ------         -------          -------
    Total from Investment Activities...............         0.47            0.64            0.56             0.63
                                                         -------          ------         -------          -------
Distributions:
  Net investment income............................        (0.25)          (0.48)          (0.44)           (0.19)
                                                         -------          ------         -------          -------
    Total Distributions............................        (0.25)          (0.48)          (0.44)           (0.19)
                                                         -------          ------         -------          -------
NET ASSET VALUE,
  END OF PERIOD....................................      $ 10.43          $10.21         $ 10.05          $  9.93
                                                         =======          ======         =======          =======
Total Return (Excludes Sales Charge)...............         4.62%(b)        6.46%           5.70%            5.66%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)................      $ 5,890          $5,554         $ 8,178          $ 8,818
  Ratio of expenses to average net assets..........         0.84%(c)        0.84%           0.93%            0.90%(c)
  Ratio of net investment income to average net
    assets.........................................         4.75%(c)        4.66%           4.35%            4.44%(c)
  Ratio of expenses to average net assets *........         1.03%(c)        1.04%           1.37%            1.33%(c)
  Ratio of net investment income to average net
    assets *.......................................         4.56%(c)        4.46%           3.91%            4.01%(c)
  Portfolio turnover (d)...........................         5.04%          13.30%          16.78%           19.75%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from date reorganized as a fund of The One Group.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       KENTUCKY MUNICIPAL BOND FUND
                                                       -------------------------------------------------------------
                                                                                 CLASS B
                                                       -------------------------------------------------------------

                                                        SIX MONTHS         YEAR            YEAR          MARCH 16,
                                                          ENDED           ENDED           ENDED           1995 TO
                                                       DECEMBER 31,      JUNE 30,        JUNE 30,        JUNE 30,
                                                           1997            1997            1996           1995(A)
                                                         -------         -------         -------          -------
                                                       (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............................      $ 10.15         $  9.99         $  9.87          $  9.75
                                                         -------         -------         -------          -------
Investment Activities:
  Net investment income............................         0.21            0.41            0.38             0.14
  Net realized and unrealized gains (losses) from
    investments....................................         0.22            0.16            0.13             0.12
                                                         -------         -------         -------          -------
    Total from Investment Activities...............         0.43            0.57            0.51             0.26
                                                         -------         -------         -------          -------
Distributions:
  Net investment income............................        (0.21)          (0.41)          (0.39)           (0.14)
                                                         -------         -------         -------          -------
    Total Distributions............................        (0.21)          (0.41)          (0.39)           (0.14)
                                                         -------         -------         -------          -------
NET ASSET VALUE,
  END OF PERIOD....................................      $ 10.37         $ 10.15         $  9.99          $  9.87
                                                         =======         =======         =======          =======
Total Return (Excludes Sales Charge)...............         4.31%(b)        5.81%           5.16%            2.63%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)................      $ 3,233         $ 2,399         $ 1,457          $    79
  Ratio of expenses to average net assets..........         1.50%(c)        1.47%           1.58%            1.58%(c)
  Ratio of net investment income to average net
    assets.........................................         4.10%(c)        4.05%           3.70%            3.89%(c)
  Ratio of expenses to average net assets *........         1.69%(c)        1.70%           2.02%            2.21%(c)
  Ratio of net investment income to average net
    assets *.......................................         3.91%(c)        3.82%           3.26%            3.25%(c)
  Portfolio turnover (d)...........................         5.04%          13.30%          16.78%           19.75%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced offering on March 16, 1995.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        OHIO MUNICIPAL BOND FUND
                                            --------------------------------------------------------------------------------
                                                                               FIDUCIARY
                                            --------------------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED                               YEAR ENDED JUNE 30,
                                            DECEMBER 31,        ------------------------------------------------------------
                                                1997              1997         1996         1995         1994         1993
                                            -------------       --------      -------      -------      -------      -------
                                             (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD....      $  10.88          $  10.69      $ 10.65      $ 10.58      $ 11.11      $ 10.48
                                              --------          --------      -------      -------      -------      -------
Investment Activities:
  Net investment income.................          0.28              0.56         0.56         0.55         0.51         0.54
  Net realized and unrealized gains
    (losses) from investments...........          0.22              0.19         0.04         0.07        (0.50)        0.62
                                              --------          --------      -------      -------      -------      -------
    Total from Investment Activities....          0.50              0.75         0.60         0.62         0.01         1.16
                                              --------          --------      -------      -------      -------      -------
Distributions:
  Net investment income.................         (0.28)            (0.56)       (0.56)       (0.55)       (0.52)       (0.53)
  In excess of net realized gains.......            --                --           --           --        (0.02)          --
                                              --------          --------      -------      -------      -------      -------
    Total Distributions.................         (0.28)            (0.56)       (0.56)       (0.55)       (0.54)       (0.53)
                                              --------          --------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD..........      $  11.10          $  10.88      $ 10.69      $ 10.65      $ 10.58      $ 11.11
                                              ========          ========      =======      =======      =======      =======
Total Return............................          4.68%(a)          7.22%        5.69%        6.07%        0.07%       11.43%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....      $143,757          $133,172      $80,611      $79,993      $93,261      $74,792
  Ratio of expenses to average net
    assets..............................          0.53%(b)          0.54%        0.57%        0.58%        0.53%        0.55%
  Ratio of net investment income to
    average net assets..................          5.12%(b)          5.24%        5.17%        5.29%        4.76%        5.14%
  Ratio of expenses to average net
    assets *............................          0.82%(b)          0.84%        0.95%        0.91%        0.86%        0.94%
  Ratio of net investment income to
    average net assets *................          4.83%(b)          4.94%        4.79%        4.96%        4.43%        4.75%
  Portfolio turnover (c)................         10.27%             7.45%       24.61%       77.69%       16.77%       26.67%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        OHIO MUNICIPAL BOND FUND
                                             -------------------------------------------------------------------------------
                                                                                 CLASS A
                                             -------------------------------------------------------------------------------
                                              SIX MONTHS
                                                 ENDED                               YEAR ENDED JUNE 30,
                                             DECEMBER 31,        -----------------------------------------------------------
                                                 1997             1997         1996         1995         1994         1993
                                             -------------       -------      -------      -------      -------      -------
                                              (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD.....       $ 10.91          $ 10.72      $ 10.68      $ 10.61      $ 11.13      $ 10.48
                                                -------          -------      -------      -------      -------      -------
Investment Activities:
  Net investment income..................          0.27             0.54         0.55         0.53         0.50         0.52
  Net realized and unrealized gains
    (losses) from investments............          0.22             0.19         0.03         0.07        (0.48)        0.64
                                                -------          -------      -------      -------      -------      -------
    Total from Investment Activities.....          0.49             0.73         0.58         0.60         0.02         1.16
                                                -------          -------      -------      -------      -------      -------
Distributions:
  Net investment income..................         (0.27)           (0.54)       (0.54)       (0.51)       (0.50)       (0.51)
  In excess of net investment income.....            --               --           --        (0.02)       (0.02)          --
  In excess of net realized gains........            --               --           --           --        (0.02)          --
                                                -------          -------      -------      -------      -------      -------
    Total Distributions..................         (0.27)           (0.54)       (0.54)       (0.53)       (0.54)       (0.51)
                                                -------          -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD...........       $ 11.13          $ 10.91      $ 10.72      $ 10.68      $ 10.61      $ 11.13
                                                =======          =======      =======      =======      =======      =======
Total Return (Excludes Sales Charge).....          4.54%(a)         6.95%        5.44%        5.79%       (0.05)%      11.40%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)......       $16,355          $16,114      $16,507      $12,006      $14,883      $13,092
  Ratio of expenses to average net
    assets...............................          0.79%(b)         0.79%        0.82%        0.82%        0.78%        0.77%
  Ratio of net investment income to
    average net assets...................          4.87%(b)         4.96%        4.92%        5.01%        4.63%        4.85%
  Ratio of expenses to average net assets
    *....................................          1.19%(b)         1.19%        1.30%        1.25%        1.21%        1.25%
  Ratio of net investment income to
    average net assets *.................          4.47%(b)         4.56%        4.44%        4.58%        4.20%        4.37%
  Portfolio turnover (c).................         10.27%            7.45%       24.61%       77.69%       16.77%       26.67%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           OHIO MUNICIPAL BOND FUND
                                                      ------------------------------------------------------------------
                                                                                   CLASS B
                                                      ------------------------------------------------------------------
                                                       SIX MONTHS
                                                          ENDED                        YEAR ENDED JUNE 30,
                                                      DECEMBER 31,        ----------------------------------------------
                                                          1997             1997         1996         1995        1994(A)
                                                      -------------       -------      -------      -------      -------
                                                       (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD..............       $ 10.98          $ 10.79      $ 10.75      $ 10.68      $ 11.31
                                                         -------          -------      -------      -------      -------
Investment Activities:
  Net investment income...........................          0.24             0.47         0.48         0.43         0.17
  Net realized and unrealized gains (losses) from
    investments...................................          0.22             0.19         0.03         0.07        (0.62)
                                                         -------          -------      -------      -------      -------
    Total from Investment Activities..............          0.46             0.66         0.51         0.50        (0.45)
                                                         -------          -------      -------      -------      -------
Distributions:
  Net investment income...........................         (0.24)           (0.47)       (0.47)       (0.43)       (0.17)
  In excess of net investment income..............            --               --           --           --        (0.01)
                                                         -------          -------      -------      -------      -------
    Total Distributions...........................         (0.24)           (0.47)       (0.47)       (0.43)       (0.18)
                                                         -------          -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD....................       $ 11.20          $ 10.98      $ 10.79      $ 10.75      $ 10.68
                                                         =======          =======      =======      =======      =======
Total Return (Excludes Sales Charge)..............          4.20%(b)         6.26%        4.79%        5.17%       (4.02)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)...............       $18,222          $14,316      $ 8,854      $ 3,209      $ 2,043
  Ratio of expenses to average net assets.........          1.44%(c)         1.44%        1.47%        1.48%        1.28%(c)
  Ratio of net investment income to average net
    assets........................................          4.23%(c)         4.33%        4.27%        4.40%        4.23%(c)
  Ratio of expenses to average net assets *.......          1.84%(c)         1.84%        1.95%        1.91%        1.68%(c)
  Ratio of net investment income to average net
    assets *......................................          3.83% (c)        3.93%        3.79%        3.97%        3.83%(c)
  Portfolio turnover (d)..........................         10.27%            7.45%       24.61%       77.69%       16.77%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced offering on January 14, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  LOUISIANA MUNICIPAL BOND FUND
                                                         ------------------------------------------------
                                                                              FIDUCIARY
                                                         ------------------------------------------------

                                                          SIX MONTHS         YEAR         MARCH 26, 1996
                                                             ENDED           ENDED           THROUGH
                                                         DECEMBER 31,      JUNE 30,          JUNE 30,
                                                             1997            1997            1996(A)
                                                           --------        --------          --------
                                                          (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............................        $  10.10        $   9.93          $  10.00
                                                           --------        --------          --------
Investment Activities:
  Net investment income............................            0.25            0.49              0.13
  Net realized and unrealized gains (losses) from
     investments...................................            0.20            0.17             (0.07)
                                                           --------        --------          --------
     Total from Investment Activities..............            0.45            0.66              0.06
                                                           --------        --------          --------
Distributions:
  Net investment income............................           (0.25)          (0.49)            (0.13)
                                                           --------        --------          --------
     Total Distributions...........................           (0.25)          (0.49)            (0.13)
                                                           --------        --------          --------
NET ASSET VALUE,
  END OF PERIOD....................................        $  10.30        $  10.10          $   9.93
                                                           ========        ========          ========
Total Return.......................................            4.50%(b)        6.81%             0.90%(b)(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)................        $102,802        $113,338          $136,041
  Ratio of expenses to average net assets..........            0.60%(d)        0.62%             0.71%(d)
  Ratio of net investment income to average net
     assets........................................            4.86%(d)        4.91%             4.76%(d)
  Ratio of expenses to average net assets *........            0.83%(d)        0.84%             0.86%(d)
  Ratio of net investment income to average net
     assets *......................................            4.63%(d)        4.69%             4.61%(d)
  Portfolio turnover (e)...........................            4.23%          17.39%            16.72%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from date reorganized as a fund of The One Group.
(b) Not annualized.
(c) Represents total return for Class A Shares from December 1, 1995 through March 25, 1996 plus total return for Fiduciary Shares for the period March 26, 1996 through June 30, 1996.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   LOUISIANA MUNICIPAL BOND FUND
                                            ----------------------------------------------------------------------------
                                                                              CLASS A
                                            ----------------------------------------------------------------------------

                                             SIX MONTHS       YEAR      SEVEN MONTHS
                                               ENDED         ENDED         ENDED             YEAR ENDED NOVEMBER 30,
                                                                                        --------------------------------
                                            DECEMBER 31,    JUNE 30,      JUNE 30,
                                                1997          1997        1996(A)         1995        1994        1993
                                            ------------    --------    ------------    --------    --------    --------
                                            (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD...................      $ 10.10       $  9.93       $ 10.09       $   9.38    $  10.27    $   9.92
                                              -------       -------       -------       --------    --------    --------
Investment Activities:
  Net investment income.................         0.24          0.47          0.24           0.50        0.49        0.52
  Net realized and unrealized gains
    (losses) from investments...........         0.19          0.17         (0.16)          0.71       (0.79)       0.42
                                              -------       -------       -------       --------    --------    --------
    Total from Investment Activities....         0.43          0.64          0.08           1.21       (0.30)       0.94
                                              -------       -------       -------       --------    --------    --------
Distributions:
  Net investment income.................        (0.24)        (0.47)        (0.24)         (0.50)      (0.49)      (0.52)
  Net realized gains....................           --            --            --             --       (0.10)      (0.07)
                                              -------       -------       -------       --------    --------    --------
    Total Distributions.................        (0.24)        (0.47)        (0.24)         (0.50)      (0.59)      (0.59)
                                              -------       -------       -------       --------    --------    --------
NET ASSET VALUE, END OF PERIOD..........      $ 10.29       $ 10.10       $  9.93       $  10.09    $   9.38    $  10.27
                                              =======       =======       =======       ========    ========    ========
Total Return (Excludes Sales Charge)....         4.27%(b)      6.55%         0.84%(b)      13.11%      (2.97)%      9.65%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....      $49,075       $48,498       $53,479       $206,119    $196,820    $196,534
  Ratio of expenses to average net
    assets..............................         0.85%(c)      0.87%         0.69%(c)       0.62%       0.65%       0.62%
  Ratio of net investment income to
    average net assets..................         4.61%(c)      4.66%         4.71%(c)       5.07%       4.97%       5.07%
  Ratio of expenses to average net
    assets *............................         1.18%(c)      1.19%         0.86%(c)       0.77%       0.80%       0.78%
  Ratio of net investment income to
    average net assets *................         4.28%(c)      4.34%         4.54%(c)       4.92%       4.82%       4.91%
  Portfolio turnover (d)................         4.23%        17.39%        16.72%         28.00%      24.00%      25.00%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of The One Group, the Paragon Louisiana Tax-Free Fund became the Louisiana Municipal Bond Fund. Financial highlights for the periods prior to March 26, 1996 represents the Paragon Louisiana Tax-Free Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $10.67 to $10.00 effective March 26, 1996.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                 LOUISIANA MUNICIPAL BOND FUND
                                           -------------------------------------------------------------------------
                                                                            CLASS B
                                           -------------------------------------------------------------------------


                                            SIX MONTHS       YEAR      SEVEN MONTHS        YEAR        SEPTEMBER 16,
                                              ENDED         ENDED         ENDED           ENDED        1994 THROUGH
                                           DECEMBER 31,    JUNE 30,      JUNE 30,      NOVEMBER 30,    NOVEMBER 30,
                                               1997          1997        1996(A)           1995           1994(B)
                                             -------       -------       -------         -------          -------
                                           (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..................      $ 10.10       $  9.93       $ 10.09         $  9.36          $  9.73
                                             -------       -------       -------         -------          -------
Investment Activities:
  Net investment income................         0.20          0.40          0.21            0.42             0.08
  Net realized and unrealized gains
    (losses) from investments..........         0.20          0.17         (0.16)           0.73            (0.37)
                                             -------       -------       -------         -------          -------
    Total from Investment Activities...         0.40          0.57          0.05            1.15            (0.29)
                                             -------       -------       -------         -------          -------
Distributions:
  Net investment income................        (0.20)        (0.40)        (0.21)          (0.42)           (0.08)
                                             -------       -------       -------         -------          -------
    Total Distributions................        (0.20)        (0.40)        (0.21)          (0.42)           (0.08)
                                             -------       -------       -------         -------          -------
NET ASSET VALUE, END OF PERIOD.........      $ 10.30       $ 10.10       $  9.93         $ 10.09          $  9.36
                                             =======       =======       =======         =======          =======
Total Return (Excludes Sales Charge)...         4.03%(c)      5.87%         0.48%(c)       12.52%            2.94%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)....      $ 4,073       $ 3,835       $ 3,223         $ 2,115          $   204
  Ratio of expenses to average net
    assets.............................         1.49%(d)      1.51%         1.50%(d)        1.37%            1.41%(d)
  Ratio of net investment income to
    average net assets.................         3.96%(d)      4.02%         3.98%(d)        4.27%            4.45%(d)
  Ratio of expenses to average net
    assets *...........................         1.82%(d)      1.85%         1.70%(d)        1.52%            1.56%(d)
  Ratio of net investment income to
    average net assets *...............         3.63%(d)      3.68%         3.78%(d)        4.12%            4.30%(d)
    Portfolio turnover (e).............         4.23%        17.39%        16.72%          28.00%           24.00%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of The One Group, the Paragon Louisiana Tax-Free Fund became the Louisiana Municipal Bond Fund. Financial highlights for the periods prior to March 26, 1996 represents the Paragon Louisiana Tax-Free Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $10.70 to $10.00 effective March 26, 1996.
(b) Class B Shares commenced offering on September 16, 1994.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                 WEST VIRGINIA MUNICIPAL BOND FUND
                                                                -----------------------------------
                                                                           FIDUCIARY

                                                                -----------------------------------

                                                                 SIX MONTHS        JANUARY 20, 1997
                                                                   ENDED               THROUGH
                                                                DECEMBER 31,           JUNE 30,
                                                                    1997               1997(A)
                                                                  --------             -------
                                                                (UNAUDITED)
NET ASSET VALUE,
BEGINNING OF PERIOD.........................................      $  10.06             $ 10.00
                                                                  --------             -------
Investment Activities:
  Net investment income.....................................          0.25                0.22
  Net realized and unrealized gains (losses) from
    investments.............................................          0.23                0.06
                                                                  --------             -------
    Total from Investment Activities........................          0.48                0.28
                                                                  --------             -------
Distributions:
  Net investment income.....................................         (0.25)              (0.22)
                                                                  --------             -------
    Total Distributions.....................................         (0.25)              (0.22)
                                                                  --------             -------
NET ASSET VALUE,
  END OF PERIOD.............................................      $  10.29             $ 10.06
                                                                  ========             =======
Total Return................................................          4.89%(b)            2.84%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................      $103,016             $96,270
  Ratio of expenses to average net assets...................          0.59%(c)            0.59%(c)
  Ratio of net investment income to average net assets......          4.94%(c)            5.04%(c)
  Ratio of expenses to average net assets *.................          0.73%(c)            0.67%(c)
  Ratio of net investment income to average net assets *....          4.80%(c)            4.96%(c)
  Portfolio turnover (d)....................................          8.64%               6.21%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                 WEST VIRGINIA MUNICIPAL BOND FUND
                                                                -----------------------------------
                                                                             CLASS A

                                                                -----------------------------------

                                                                 SIX MONTHS        JANUARY 20, 1997
                                                                   ENDED               THROUGH
                                                                DECEMBER 31,           JUNE 30,
                                                                    1997               1997(A)
                                                                  -------              -------
                                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................      $ 10.15              $ 10.00
                                                                  -------              -------
Investment Activities:
  Net investment income.....................................         0.24                 0.16
  Net realized and unrealized gains (losses) from
    investments.............................................         0.23                 0.15
                                                                  -------              -------
    Total from Investment Activities........................         0.47                 0.31
                                                                  -------              -------
Distributions:
  Net investment income.....................................        (0.24)               (0.16)
                                                                  -------              -------
    Total Distributions.....................................        (0.24)               (0.16)
                                                                  -------              -------
NET ASSET VALUE,
  END OF PERIOD.............................................      $ 10.38              $ 10.15
                                                                  =======              =======
Total Return (Excludes Sales Charge)........................         4.74%(b)             3.08%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................      $   849              $   808
  Ratio of expenses to average net assets...................         0.84%(c)             0.84%(c)
  Ratio of net investment income to average net assets......         4.69%(c)             4.94%(c)
  Ratio of expenses to average net assets *.................         1.08%(c)             0.97%(c)
  Ratio of net investment income to average net assets *....         4.45%(c)             4.81%(c)
  Portfolio turnover (d)....................................         8.64%                6.21%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                 WEST VIRGINIA MUNICIPAL BOND FUND
                                                                -----------------------------------
                                                                           CLASS B

                                                                -----------------------------------

                                                                 SIX MONTHS        JANUARY 20, 1997
                                                                   ENDED               THROUGH
                                                                DECEMBER 31,           JUNE 30,
                                                                    1997               1997(A)
                                                                  -------              -------
                                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................      $ 10.12              $ 10.00
                                                                  -------              -------
Investment Activities:
  Net investment income.....................................         0.21                 0.14
  Net realized and unrealized gains (losses) from
    investments.............................................         0.23                 0.12
                                                                  -------              -------
    Total from Investment Activities........................         0.44                 0.26
                                                                  -------              -------
Distributions:
  Net investment income.....................................        (0.21)               (0.14)
                                                                  -------              -------
    Total Distributions.....................................        (0.21)               (0.14)
                                                                  -------              -------
NET ASSET VALUE,
  END OF PERIOD.............................................      $ 10.35              $ 10.12
                                                                  =======              =======
Total Return (Excludes Sales Charge)........................         4.42%(b)             2.64%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................      $ 1,066              $   614
  Ratio of expenses to average net assets...................         1.49%(c)             1.49%(c)
  Ratio of net investment income to average net assets......         4.04%(c)             4.08%(c)
  Ratio of expenses to average net assets *.................         1.73%(c)             1.62%(c)
  Ratio of net investment income to average net assets *....         3.80%(c)             3.95%(c)
  Portfolio turnover (d)....................................         8.64%                6.21%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                 ARIZONA MUNICIPAL BOND FUND
                                                                ------------------------------
                                                                         FIDUCIARY

                                                                ------------------------------

                                                                                   JANUARY 20,
                                                                 SIX MONTHS           1997
                                                                   ENDED             THROUGH
                                                                DECEMBER 31,        JUNE 30,
                                                                    1997             1997(A)
                                                                  --------          --------
                                                                (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................      $  10.06          $  10.00
                                                                  --------          --------
Investment Activities:
  Net investment income.....................................          0.25              0.23
  Net realized and unrealized gains (losses) from
     investments............................................          0.21              0.06
                                                                  --------          --------
     Total from Investment Activities.......................          0.46              0.29
                                                                  --------          --------
Distributions:
  Net investment income.....................................         (0.25)            (0.23)
  Net realized gains........................................         (0.07)               --
                                                                  --------          --------
     Total Distributions....................................         (0.32)            (0.23)
                                                                  --------          --------
NET ASSET VALUE, END OF PERIOD..............................      $  10.20          $  10.06
                                                                  ========          ========
Total Return................................................          4.62%(b)          2.90%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................      $258,078          $255,755
  Ratio of expenses to average net assets...................          0.59%(c)          0.59%(c)
  Ratio of net investment income to average net assets......          4.84%(c)          5.09%(c)
  Ratio of expenses to average net assets *.................          0.69%(c)          0.66%(c)
  Ratio of net investment income to average net assets *....          4.74%(c)          5.02%(c)
  Portfolio turnover (d)....................................          9.17%             5.66%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                 ARIZONA MUNICIPAL BOND FUND
                                                                ------------------------------
                                                                        CLASS A

                                                                ------------------------------

                                                                                   JANUARY 20,
                                                                 SIX MONTHS           1997
                                                                   ENDED             THROUGH
                                                                DECEMBER 31,        JUNE 30,
                                                                    1997             1997(A)
                                                                  -------            -------
                                                                (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................      $  9.99            $ 10.00
                                                                  -------            -------
Investment Activities:
  Net investment income.....................................         0.23               0.15
  Net realized and unrealized gains (losses) from
     investments............................................         0.20              (0.01)
                                                                  -------            -------
     Total from Investment Activities.......................         0.43               0.14
                                                                  -------            -------
Distributions:
  Net investment income.....................................        (0.23)             (0.15)
  Net realized gains........................................        (0.07)                --
                                                                  -------            -------
     Total Distributions....................................        (0.30)             (0.15)
                                                                  -------            -------
NET ASSET VALUE, END OF PERIOD..............................      $ 10.12            $  9.99
                                                                  =======            =======
Total Return (Excludes Sales Charge)........................         4.38%(b)           1.40%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................      $   936            $ 1,500
  Ratio of expenses to average net assets...................         0.84%(c)           0.85%(c)
  Ratio of net investment income to average net assets......         4.59%(c)           4.90%(c)
  Ratio of expenses to average net assets *.................         1.04%(c)           0.96%(c)
  Ratio of net investment income to average net assets *....         4.39%(c)           4.79%(c)
  Portfolio turnover (d)....................................         9.17%              5.66%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                 ARIZONA MUNICIPAL BOND FUND
                                                                ------------------------------
                                                                        CLASS B
                                                                ------------------------------

                                                                                   JANUARY 20,
                                                                 SIX MONTHS           1997
                                                                   ENDED             THROUGH
                                                                DECEMBER 31,        JUNE 30,
                                                                    1997             1997(A)
                                                                  -------            -------
                                                                (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................      $ 10.09            $ 10.00
                                                                  -------            -------
Investment Activities:
  Net realized and unrealized gains (losses) from
     investments............................................         0.19               0.09
                                                                  -------            -------
     Total from Investment Activities.......................         0.19               0.09
                                                                  -------            -------
Distributions:
  Net investment income.....................................         0.00                 --
  Net realized gains........................................        (0.07)                --
                                                                  -------            -------
     Total Distributions....................................        (0.07)              0.00
                                                                  -------            -------
NET ASSET VALUE, END OF PERIOD..............................      $ 10.21            $ 10.09
                                                                  =======            =======
Total Return (Excludes Sales Charge)........................         4.42%(b)           0.90%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................      $    --(c)         $    --(c)
  Ratio of expenses to average net assets...................           --(d)              --(d)
  Ratio of net investment income to average net assets......           --(d)              --(d)
  Ratio of expenses to average net assets *.................           --(d)              --(d)
  Ratio of net investment income to average net assets *....           --(d)              --(d)
  Portfolio turnover (e)....................................         9.17%              5.66%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Amount is less than $1,000.
(d) Since net assets are less than $1,000, ratios have not been presented.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

Important Customer Information.
Please Read:

Shares of The One Group:
* are not deposits or obligations
  of, or guaranteed by, BANC ONE
  CORPORATION or its affiliates
* are not insured or guaranteed by the
  FDIC or by any other governmental
  agency or government-sponsored
  agency of the federal government
  or any state
* are subject to investment risks,
  including possible loss of the
  principal amount invested.

Banc One Investment Advisors
Corporation, a registered investment
advisor and an indirect subsidiary of
BANC ONE CORPORATION, serves
as an investment advisor to The One
Group, for which it receives advisory
fees. The One Group is distributed by
The One Group Services Company,
3435 Stelzer Road, Columbus,
Ohio 43219, which is not affiliated
with BANC ONE CORPORATION and
is not a bank. Contact us at our web
site address: www.onegroup.com or
e-mail us at onegroup@onegroup.com.

For more complete information on
any of The One Group Funds, including
management fees and expenses,
you may obtain a prospectus from
The One Group Services Company.
Read the prospectus carefully
before investing.

BANC ONE
INVESTMENT
ADVISORS
CORPORATION

[LOGO]                                                               TOG-F-043

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

Report From Your Investment Advisor........................................    2
Portfolio Performance Review...............................................    4
Schedules of Portfolio Investments.........................................    7
Statements of Assets and Liabilities.......................................   26
Statements of Operations...................................................   28
Statements of Changes in Net Assets........................................   30
Notes to Financial Statements..............................................   32
Financial Highlights.......................................................   42

--------------------------------------------------------------------------------
Report From Your Investment Advisor
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

We are pleased to present this semiannual report for The One Group(R) Family of Mutual Funds. On the following pages, you will find an overview of the financial markets and your fund's performance for the period from July 1, 1997, through December 31, 1997.

DEAR VALUED SHAREHOLDER:
Thank you for continuing to support The One Group Family of Mutual Funds during an interesting, challenging and ultimately rewarding year for investors.

Despite strong volatility throughout 1997 and turmoil in Asia, the Dow Jones Industrial Average was up 24.94% for 1997. Never before had the index returned more than 20% for three consecutive years. The S&P 500 Index soared even higher, closing the year up 33.36%.

At the same time, and largely the result of low inflation, a strong U.S. dollar and the flight to quality spurred by the Asian crisis, U.S. bond yields ended the year on an impressive note. The 30-year Treasury, for example, ended the year yielding 5.92%, close to its 20-year low. (As bond yields fall, bond prices go up.)

ONCE AGAIN, A PHILOSOPHY REINFORCED
While the calendar-year returns for both the stock and bond markets are impressive, events in the final six months of 1997 may be the most memorable. On August 6, the Dow closed at 8,259, a record high and its peak for the calendar year. Shortly thereafter, though, volatility rocked the market, as the effects of the Asian financial crisis worked their way west. These forces culminated on Monday, October 27, when the Dow plummeted more than 554 points, its largest-ever point decline.

This drop may be the defining moment for 1997's financial markets, and it presented a significant challenge for investors. But, rather than panicking, shareholders of The One Group demonstrated a clear understanding of market dynamics and the importance of maintaining a long-term investment philosophy.

I am pleased to report that there were no significant redemptions of One Group shares after "Black Monday." To us, this implies that our investors understand the potential dangers of selling their investments based on short-term volatility. In fact, The One Group experienced a record purchase day on Tuesday, October 28, indicating that investors realize the benefits of staying focused on the stock market's long-term potential.

TAX BILL CHANGES FACE OF INVESTING
The second half of 1997 may be remembered as much for the jubilance it brought investors as for the turmoil. The Taxpayer Relief Act of 1997 became law, ushering in lower capital gains taxes for investors and new investment opportunities poised to change the face of investing for years to come.

The cut in the capital gains tax rate may make investing in stocks even more attractive for many investors. As you are planning for your future financial needs and taking into consideration your appropriate asset allocation, please do not overlook the impact of the new tax treatment of capital gains.

And, while you're planning for your financial future, take note that the 1997 tax law makes investing in IRAs even more attractive, particularly with the introduction of the Roth IRA, a new type of account that offers tax-exempt distributions in retirement. In addition, the Traditional IRA has been enhanced with many new features.

The One Group can help you incorporate any of these retirement accounts into your investment plan. Speak to your investment representative or call 1-800-480-4111 for more information on IRAs.

SEEK ADVICE FOR A YEAR'S WORTH OF EVENTS
With 1997's record volatility and the new investment opportunities introduced by the tax law, now may be an ideal time to meet with your investment professional and make sure your investment plan remains on track to meet your financial needs.

As you probably know, your asset allocation--or the way your investment dollars are strategically distributed among stock, bond and cash investments according to your goals, risk tolerance and investing time frame--may be the single-greatest determinant of your long-term investment success. After a year full of market ups and downs, your asset allocation probably shifted. For example, stock market appreciation may have caused your allocation to equities to swing higher than called for in your plan. Your investment professional can help you evaluate your plan and, if necessary, get it back on track.

--------------------------------------------------------------------------------
Report From Your Investment Advisor, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

Furthermore, your investment representative can help you make the most of the Taxpayer Relief Act of 1997. Many of the provisions take effect with the 1998 tax year, so make sure you start off the year with the strategy that's most appropriate for you.

Thank you for investing with The One Group Family of Mutual Funds and for your ongoing support of the firm's time-tested investment philosophies. We look forward to helping you achieve your financial goals in 1998 and beyond.

Sincerely,

/s/ DAVID J. KUNDERT

David J. Kundert
President and CEO,
Banc One Investment Advisors Corporation,
Investment Advisor to The One Group

[DAVID J. KUNDERT PHOTO]

For a prospectus with more complete information on The One Group Investor Funds, including management fees and expenses, please contact The One Group at 1-800-480-4111. Please read the prospectus carefully before investing.
(2/98)

Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

ECONOMIC GROWTH REMAINS STRONG
Despite showing a slight slowdown from the first half of the year, U.S. economic growth during the second half of 1997 remained robust at a growth rate of 3.7%. For the entire 12-month period, the U.S. economy grew by a 3.8% growth rate.

Firm employment gains and strong consumer confidence fueled the growth rate. The unemployment rate headed steadily downward, ending the year at 4.7%. The economy witnessed an average of 301,500 new non-farm jobs being created per month, when all that is needed to absorb the growth in the labor force and keep the unemployment rate steady is 150,000.

LONG-TERM INTEREST RATES DECLINE
Slightly higher inflation in 1996 kept long-term interest rates relatively high throughout much of 1997. With prices climbing 3.3% on a year-over-year basis in 1996, investors feared that inflation would keep that pace or even climb higher in 1997.

But, as the year unfolded it became apparent that inflation was, indeed, under control. For the final six months of the year the inflation rate was 2.0%, and for the entire year prices were up only 1.7%, the best performance in 11 years.

Low prices helped pave the way for a significant decline in long-term interest rates by the end of the year. Also significant was the impact of the Asian financial crisis, which caused currency values to plunge and sent financial markets into turmoil. As worldwide events unfolded during the second half of the year, it became clear that the Asian economies would weaken. This caused investors throughout the world to turn to the safety of U.S. Treasury securities, which helped drive up prices.

As a result of these events, long-term interest rates showed a significant decline during the second half of 1997--a decline that was much greater than the economic fundamentals supported. At the end of the year, the yield on the 30-year U.S. Treasury bond was 5.92%, after starting the year at 6.64% and climbing to a high of 7.17% in early April.

FED REMAINS IDLE
The Federal Reserve remained on the sidelines during the second half of the year, after raising interest rates just once in all of 1997--a 0.25% increase of the federal funds rate in March. This lack of monetary policy action kept short-term interest rates relatively steady for the remainder of the year.

The impact of the Asian currency crisis and market meltdowns may have contributed to the Fed's decision to keep rates unchanged in the second half of 1997. While strong economic growth certainly created a valid reason for another rate hike, the Fed resisted the temptation, figuring that the Asian situation would contribute to slower growth ahead.

LOOKING AHEAD
In terms of U.S. economic growth, the Asian crisis remains a factor that can't be ignored. Thirty percent of U.S. exports go to Asia, and with many Asian countries facing currency devaluations of 35% to 80%, consumers in that region have significantly less purchasing power. Furthermore, there's the possibility that this currency crisis could spread to Latin America, where another 20% of U.S. exports are at risk if there are some currency devaluations.

The United States accounts for 28% of the non-Asian global economy, and, therefore, should be heavily influenced by the change in trade flows from Asia. Asian stock markets have dropped nearly 70% over the last several months, which undoubtedly will be reflected in lower overall consumption, particularly for foreign imports. And, as prices on goods produced in Asia continue to fall, U.S. imports from that region should go up.

As a result, cheaper goods coming from Asia, and possibly Latin America, should force domestic competitors to lower their prices (or face sharply lower sales prospects). This could push the U.S. inflation rate to as low as 1.5% in 1998, compared to 1.7% in 1997 and 3.3% in 1996. At the same time, fewer U.S. exports and greater imports should cause economic growth to slow to a 2% year-over-year average for 1998.

--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

Given all the instability overseas and the impending effects of a slowdown in the U.S. economy, we believe that the Federal Reserve will lower interest rates in 1998, probably sometime in the second half of the year. Long-term interest rates should continue their downward trend, due to lower inflation and lower economic growth. By the end of the year, we may see the yield on the 30-year Treasury bond somewhere between 5.5% and 5.75%.

/s/ ANTHONY CHAN

Anthony Chan, Ph.D.
Managing Director and Chief Economist
Banc One Investment Advisors

Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1997

AS VOLATILITY HEATS UP, INTEREST RATES DECLINE
Volatility initiated by financial and market distress in Asia was the key factor at work in the bond market during the second half of 1997. As Asian currencies fell, the credit quality of Yankee bonds (securities that represent dollar-denominated, foreign-issued debt) deteriorated rapidly, causing the Yankee bond market to experience substantial losses in select issues. Furthermore, because credit ratings in the region have been significantly downgraded, it has been very difficult for Asian governments and corporations to issue new bonds to finance their ongoing operations.

Long-term U.S. interest rates fell as a result of the immediate flight to quality and the longer-run implications for slower domestic growth and lower inflation. The five-year U.S. Treasury, for example, declined by 67 basis points (one basis point equals 1/100th of a percent) during the period, from 6.37% to 5.70%.

SMART STRATEGIES LEAD TO SOLID FUND RETURNS
In absolute terms, all of The One Group bond funds enjoyed share price increases and solid total returns due to the declining interest rate environment in the second half of the year. Funds with longer durations and strong exposure to U.S. government securities performed the best. (Duration is a measure of a fund's sensitivity to interest rate changes. A higher number indicates greater sensitivity; a lower number indicates less sensitivity.) Funds with exposure to corporate and Yankee bonds posted gains, but they lagged their competitors.

We attribute the funds' relatively strong performance to the strategies we implemented early in the year. After the first quarter, when yields on 10-year Treasury bonds approached 7%, we positioned our portfolios to take advantage of the added yield available as well as the expected decline in rates. That cautious stance early in the year allowed our fund managers to take advantage of the weaker market at that time and position their portfolios for the friendlier market that was to come later in the year.

Furthermore, as we entered 1997, tight yield spreads (or differences in yield relative to risk) versus Treasuries and the extended length of the business cycle caused us to take a very cautious stance toward the corporate sector. In fact, we limited our corporate exposure during the year to securities in the short to intermediate maturity range, which proved to be an appropriate strategy. Overall, the corporate sector underperformed Treasuries, but in the short to intermediate range, corporate performance matched that of the Treasury market.

Finally, we remained positive toward mortgage-backed securities, which continued to perform in line with or better than U.S. Treasuries until December, when spreads widened due to lower mortgage rates and growing prepayment risks. Overall, mortgages outperformed Treasuries by 92 basis points during the final six months of the year.

MUNICIPAL MARKET REMAINS FAVORABLE
Technical supply and demand forces remained positive during the period, which led to solid returns in the municipal bond market. The One Group municipal bond funds posted relatively strong returns, reinforcing the continued performance consistency of the fund family's national and state-specific municipal bond funds.

Compared to the U.S. Treasury market, though, the municipal bond market was unable to keep pace during the six-month period, as intermediate-term municipal securities underperformed comparable Treasuries by about 50 basis points.

FLIGHT TO QUALITY BENEFITS MONEY MARKETS
Short-term interest rates remained relatively stable throughout the period. Late in the year, though, the money markets benefited from reduced supply and the strong demand that emerged after the financial crisis in Asia. As uncertainty reigned, investors throughout the world sought safety in the form of shorter-term, less volatile U.S. money market instruments.

All of The One Group money market funds maintained their stringent quality and liquidity standards during the period and generated solid returns.

FOCUS REMAINS ON VOLATILITY
Low inflation and slowing domestic growth should lead to lower interest rates in 1998. At the same time, we expect price volatility to increase, which will cause us to maintain a fairly cautious stance in terms of duration, credit quality and overall risk management.

While corporate bonds may remain under pressure in 1998, we still expect them to offer good performance versus other sectors, as corporate America remains strong and any weakness will likely be modest. Mortgage-backed securities and municipal securities also may be under pressure due to rising prepayments and refinancing concerns. Municipals will be aided to some degree by continued strong supply and demand influences. In the mortgage-sector we will look for issues offering good structure, or less prepayment risk.

For individual investors, the key to success in this type of environment is to diversify. Find a portfolio mix that suits your objectives, and stick with it for the long haul. And remember, volatility can create attractive opportunities, particularly for those of us who take the time to apply a long-term process and orientation to our strategic thinking and to our management of money.

/s/ GARY J. MADICH

Gary J. Madich
Senior Managing Director of Fixed-Income Securities
Banc One Investment Advisors Corporation

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Ultra Short-Term Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                       MARKET
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   ---------------------------------  --------
ASSET BACKED SECURITIES (17.7%):
 $   921    Auto Finance Group, Inc., Series
              1997-B, Class B, 6.40%,
              2/15/03........................  $    920
   1,843    Auto Finance Group, Inc., Series
              1997-B, Class C, 7.00%,
              2/15/03........................     1,813
     221    Case Equipment Loan Trust, Series
              1996-B, A2, 6.25%,
              9/15/03........................       222
   2,000    Countrywide Home Equity, Series
              1997-D, Class A, 5.88%,
              12/15/23*......................     2,000
   4,753    Greentree Financial Home Equity
              Loan, 6.20%, 9/15/28*..........     4,753
   2,000    Loop Funding Master Trust I,
              Series 1997-AX, Class C1,
              6.75%, 12/26/07*...............     2,000
   5,000    MBNA Master Credit Card Trust,
              Series 1997-E, Class B, 6.03%,
              9/15/04*.......................     5,000
   2,496    Merrill Lynch Home Equity Loan,
              Series 1997-1, Class A, 5.81%,
              9/25/27*.......................     2,496
   2,828    NAL, Series 96-4, 6.90%,
              12/15/00.......................     2,774
   3,000    People's Bank Credit Card Master
              Trust, Series 97-2, Class B,
              5.96%, 4/15/05*................     2,999
     970    Structured Asset Securities
              Corp., Series 97-C1, Class D,
              6.26%, 6/25/15.................       970
   5,000    Student Loan Marketing Assoc.,
              Series 97-3, Class A3, 5.97%,
              10/25/12*......................     5,006
   5,242    The Money Store Home Equity
              Trust, Series 1993-D, Series
              A2, 5.08%, 2/15/18*............     5,168
     347    UCFC Home Equity Loan, Series
              1993-B2, Class A2, 6.20%,
              7/25/14........................       344
                                               --------
                Total Asset Backed Securities    36,465
                                               --------
           COLLATERALIZED MORTGAGE OBLIGATIONS (10.9%):
   1,965    American Housing Trust, Series
              VII, Class D, 9.25%,
              11/25/20.......................     2,219

PRINCIPAL                                       MARKET
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   ---------------------------------  --------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $ 1,315    Chemical Mortgage Acceptance
              Corp., 1988-2, Class A, 7.57%,
              5/25/18*.......................  $  1,351
   3,724    Citicorp Mortgage Securities,
              Series 1988-17, Class A1,
              7.11%, 11/25/18*...............     3,790
   2,982    Glendale Federal Bank, Series
              1990-1, Class A, 7.44%,
              10/25/29*......................     3,043
   1,902    Nomura Mortgage Capital Corp.,
              Series 1990-1 H, 7.00%,
              6/17/20*.......................     1,927
     679    Prudential Home Mortgage
              Securities, Series 1992-45,
              Class A4, 6.50%, 1/25/00.......       682
   3,224    Salomon Brothers Mortgage
              Securities, Series 97-2, Class
              A, 7.18%, 12/15/17*............     3,286
   4,857    Salomon Brothers, Series 1988-2
              A, 6.56%, 6/25/18*.............     4,844
   1,344    Sears Mortgage Securities Corp.
              Services, Series 1992-18, Class
              A3, 7.69%, 9/25/22*............     1,367
                                               --------
    Total Collateralized Mortgage Obligations    22,509
                                               --------
COMMERCIAL PAPER (2.4%):
   5,000    Banner Receivables, 6.20%,
              1/12/98........................     4,991
                                               --------
                       Total Commercial Paper     4,991
                                               --------
CORPORATE BONDS (1.0%):
                   Financial Services (1.0%):
   2,000    Lehman Brothers Holdings, 6.21%,
              6/3/02*........................     1,986
                                               --------
                        Total Corporate Bonds     1,986
                                               --------
FOREIGN BONDS (1.4%):
   1,402    BHN, Series 1997-1, Class A1,
              7.04%, 3/25/11*................     1,327
   1,500    Poland (Discount Brady), 6.69%,
              10/27/24, Callable 4/29/98 @
              100*...........................     1,455
                                               --------
                          Total Foreign Bonds     2,782
                                               --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Ultra Short-Term Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                       MARKET
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   ---------------------------------  --------
OTHER MORTGAGE BACKED SECURITIES (1.6%):
 $   750    Morgan Stanley Capital Issue,
              Series 97-C1, Class A2, 6.08%,
              8/15/06*.......................  $    750
   1,180    Structured Asset Securities
              Corp., Series 1996-C1, Class C,
              5.97%, 1/25/97 144A............     1,180
   1,283    Structured Asset Securities
              Corp., Series 97-1, 6.46%,
              2/25/27*.......................     1,295
                                               --------
       Total Other Mortgage Backed Securities     3,225
                                               --------
U.S. GOVERNMENT AGENCY MORTGAGES (64.3%):
    Federal Home Loan Mortgage Corp. (12.5%):
   2,392    6.00%, 10/1/00, Gold Pool
              #G50424........................     2,396
   1,050    7.50%, 7/15/16, Series 1106,
              Class E, CMO*..................     1,078
   2,000    6.50%, 5/15/09, Series 1628......     2,041
   2,399    7.87%, 5/1/18, Pool #840160, 1
              Year CMT ARM*..................     2,513
     428    6.74%, 12/1/21, Pool #645083, 1
              Year CMT ARM*..................       436
   4,815    7.91%, 2/1/23, Pool #845297......     5,077
   4,894    6.20%, 12/15/23, Series 1637 LG,
              CMO*...........................     4,823
   2,734    9.00%, 9/1/25, Gold #C00387......     2,923
   4,542    6.45%, 6/1/26, Pool #785586, 1
              Year CMT ARM*..................     4,551
                                               --------
                                                 25,838
                                               --------
Federal National Mortgage Assoc. (38.5%):
     245    7.00%, 3/25/98, Series 1993-112
              EA, CMO........................       245
     346    6.50%, 11/1/03, Pool #44174......       351
   2,135    6.50%, 4/1/16, Pool #344051......     2,129
   1,080    6.63%, 3/1/17, Pool #47109, 1
              Year CMT ARM*..................     1,101
   4,648    6.14%, 4/1/18, Pool #84904.......     4,645
   1,688    7.30%, 5/1/18, Pool #075505,
              6 Month T-Bill ARM*............     1,757
     494    6.74%, 6/1/18, Pool #70793, 6
              Month T-Bill ARM*..............       516
   2,889    7.50%, 1/1/20, Pool #90031, 1
              Year CMT ARM*..................     2,997

PRINCIPAL                                       MARKET
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   ---------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
            Federal National Mortgage Assoc., continued:
 $ 1,828    6.25%, 1/25/20, Series 1993-102G,
              CMO............................  $  1,833
   2,705    7.73%, 5/1/20, ARM*..............     2,835
   5,924    7.27%, 7/1/20, Pool #133558, 1
              Year CMT ARM* (b)..............     6,139
   2,902    7.18%, 12/1/20, Pool #116590, 1
              Year CMT ARM*..................     3,003
   3,051    6.51%, 12/25/20, Series 1990-145,
              Class A, CMO*..................     3,061
   1,713    7.13%, 4/1/21, Pool #70983, 1
              Year CMT ARM*..................     1,779
     966    9.00%, 8/1/21, Pool #348983......     1,016
   1,023    7.58%, 11/1/21, Pool #124510, 1
              Year CMT ARM*..................     1,076
     469    7.50%, 11/1/22, Pool #193013, 1
              Year CMT ARM*..................       486
   2,718    7.14%, 3/1/23, Pool #202670, 6
              Month CD ARM*..................     2,846
   1,793    7.46%, 11/1/23, Pool #241828,
              6 Month CD ARM*................     1,881
     584    8.50%, 7/1/24, Pool #342036......       610
   1,384    8.50%, 10/1/24, Pool #345876.....     1,446
   1,469    9.00%, 4/1/25, Pool #370122......     1,547
   1,876    6.22%, 7/1/25, Pool #326092, 1
              Year CMT ARM*..................     1,951
   1,546    9.00%, 8/1/25, Pool #361354......     1,628
   6,975    7.70%, 6/1/26, Pool #313555*.....     7,191
   2,193    7.51%, 11/1/26, Pool #363030, 1
              Year CMT ARM*..................     2,256
      55    6.00%, 2/20/27, Pool #80045......        56
   4,265    6.73%, 3/18/27, Series 1997-7 FB,
              CMO*...........................     4,277
   4,284    7.17%, 7/1/27, Pool #70179, 1
              Year CMT ARM*..................     4,440
   4,451    6.15%, 3/15/27, Pool #67694, COFI
              ARM............................     4,448
   4,948    6.17%, 8/1/29, Pool# 303742*.....     4,945
   4,592    7.50%, 1/1/31, Pool #124945, 1
              Year CMT ARM*..................     4,816
                                               --------
                                                 79,307
                                               --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Ultra Short-Term Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                       MARKET
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   ---------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc. (13.3%):
 $ 2,190    9.00%, 11/15/24, Pool #780029....  $  2,378
   4,893    6.50%, 7/20/27, Pool #80095, 1
              Year CMT ARM...................     4,966
  14,852    6.00%, 7/20/27, Pool #80094, 1
              Year CMT ARM...................    15,038
   4,989    7.50%, 11/20/27, Pool # 80136*...     5,036
                                               --------
                                                 27,418
                                               --------
       Total U.S. Government Agency Mortgages   132,563
                                               --------

PRINCIPAL                                       MARKET
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   ---------------------------------  --------
REPURCHASE AGREEMENTS (0.8%):
 $ 1,601    Prudential Securities, 6.80%,
              01/02/98 (Collateralized by
              $2,324 U.S. Government Agency
              Securities, 6.19%, 10/1/24,
              market value $1,649)...........  $  1,601
                                               --------
                  Total Repurchase Agreements     1,601
                                               --------
                    Total (Cost $205,155) (a)  $206,122
                                               ========

------------

Percentages indicated are based on net assets of $206,003.
(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation.....................................  $1,188
                   Unrealized depreciation.....................................    (273)
                                                                                 ------
                   Net unrealized appreciation.................................  $  915
                                                                                 ======

(b) Serves as collateral for futures contracts.

At December 31, 1997, the Portfolio's open futures contracts were as follows:

                                                                                          CURRENT
                                                                               OPENING    MARKET
                   NUMBER OF                                                  POSITIONS    VALUE
                   CONTRACTS                   CONTRACT TYPE                    (000)      (000)
                   ---------   ---------------------------------------------    -----      -----
                    35         Short U.S. 5 Year Note March 1998 Futures....    (5,413)    (5,431)
                    80         Short U.S. 2 Year Note March 1998 Futures....   (24,894)   (24,928)
                                                                               -------    -------
                                                                               (30,307)   (30,359)
                                                                               =======    =======

 * The interest rate for this variable rate note, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio of Investments is the rate in effect at December 31, 1997.

ARM  Adjustable Rate Mortgage
CD   Certificate of Deposit
CMO  Collateralized Mortgage Obligation
CMT  Collateralized Mortgage Trust
COFI Cost of Funds Index

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Limited Volatility Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
ASSET BACKED SECURITIES (14.2%):
 $ 2,481    Bay View Auto Trust, Series 97-RA1,
              Class A1, 6.29%, 12/15/01........  $  2,480
   4,954    Case Equipment Loan Trust, 96-A,
              Class A2, 5.50%, 2/15/03.........     4,933
     200    CIT Group Securitization Corp.,
              Series 1995-1, Class A1, 7.70%,
              8/15/20..........................       201
   7,750    Citibank, Master Series 97-9, Class
              A, 0.00%, 8/15/06................     5,154
   4,525    Consumer Portfolio Services, Series
              1997-2 A, 6.65%, 10/15/02........     4,552
   3,313    Countrywide Asset-Backed
              Certificate, 6.53%, 2/25/14......     3,346
   5,927    DVI Equipment Receivables Trust,
              Series 1997-A, Class A, 6.45%,
              1/15/04..........................     5,983
   1,010    EQCC Home Equity Loan Trust,
              1996-3, Class A3, 6.20%,
              7/15/05..........................     1,008
   5,681    Fifth Third Auto Grantor Trust,
              1996-A, Class A, 6.20%,
              9/15/01..........................     5,688
   4,750    Fifth Third Auto Grantor Trust,
              1996-B, Class A, 6.45% 3/15/02...     4,770
   5,000    Ford Motor Credit Auto Loan Master,
              1995-1, Class A, 6.50%,
              8/15/02..........................     5,055
   6,500    Metris Mastertrust, 7.11%,
              10/1/05..........................     6,702
   2,828    NAL, Series 96-4, 6.90%,
              12/15/00.........................     2,774
   7,000    National Premier Funding, Series
              1995-6, 7.00%, 6/1/99............     7,015
   2,062    Navistar Financial Corp. Owner
              Trust, 1996-B, Class A2, 5.93%,
              11/20/99.........................     2,063
  10,623    Newcourt Receivables Trust, 1996-3,
              Class A, 6.24%, 12/20/04.........    10,620
   6,208    Olympic Automobile Receivables
              Trust, 1996-D, Class A2, 5.75%,
              4/15/00..........................     6,198
   7,000    Proffitt's Credit Card Master
              Trust, Series 1997-2, Class B,
              6.69%, 12/15/00..................     7,122
       0    Union Federal Savings Bank Trust,
              Series 1993-C, 4.88%, 2/15/00
              (c)..............................         0
                                                 --------
                  Total Asset Backed Securities    85,664
                                                 --------
              COLLATERALIZED MORTGAGE OBLIGATIONS (0.0%):
     104    Prudential Home Mortgage, Series
              1992-44, 6.00%,
              1/25/98, CMO.....................       104
                                                 --------
      Total Collateralized Mortgage Obligations       104
                                                 --------

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
CORPORATE BONDS (10.8%):
Banking, Finance & Insurance (9.6%):
 $ 3,000    Avco Financial Services, 7.25%,
              7/15/99..........................  $  3,060
   1,000    Caterpillar Financial Services,
              6.35%, 4/1/99....................     1,004
   1,000    Dean Witter Discover & Co.,
              6.25%, 3/15/00...................     1,005
   1,850    Ford Motor Credit Corp.,
              7.45%, 4/13/00...................     1,906
   7,000    Ford Motor Credit Corp.,
              8.38%, 1/15/00...................     7,315
   2,650    GMAC, 7.13%, 5/10/00...............     2,710
   7,000    Goldman Sachs Group, 7.80%,
              7/15/02, 144A....................     7,420
  10,000    Greenwich Capital, 7.04%, 12/13/99,
              Private Placement................     9,999
   1,400    International Lease Finance, 5.83%,
              3/12/98..........................     1,400
   4,500    Lehman Brothers Holdings, Inc.,
              8.88%, 11/1/98...................     4,601
   5,000    Lehman Brothers Holdings, Inc.,
              7.63%, 8/1/98....................     5,046
   3,000    Lehman Brothers Holdings, Inc.,
              10.00%, 5/15/99..................     3,150
   4,000    Lehman Brothers Holdings, Inc.,
              9.88%, 10/15/00..................     4,360
   5,000    Visa International, 6.72%, 2/4/02,
              144A.............................     5,069
                                                 --------
                                                   58,045
                                                 --------
Industrial Goods & Services (1.2%):
   2,000    Columbia Pictures Entertainment,
              Inc., 9.88%, 2/1/98..............     2,004
   5,000    Sears Roebuck Co., 6.69%,
              8/13/01..........................     5,075
                                                 --------
                                                    7,079
                                                 --------
                          Total Corporate Bonds    65,124
                                                 --------
OTHER MORTGAGE BACKED SECURITIES (1.7%):
   5,150    Evans Withycombe Finance Trust,
              Series 1, Class A1, 7.98%,
              8/1/01...........................     5,406
   4,755    Nomura Mortgage Capital Corp.,
              Series 90-1, Class H, 7.00%,
              6/17/20..........................     4,818
                                                 --------
         Total Other Mortgage Backed Securities    10,224
                                                 --------
U.S. GOVERNMENT AGENCY MORTGAGES (37.9%):
Federal Home Loan Mortgage Corp. (16.9%):
   1,851    6.50%, 1/1/01, Pool #M8038.........     1,857
  10,883    7.00%, 1/1/02, Pool #G50415........    11,032
   9,744    6.50%, 5/1/02, Pool #G50444........     9,796
     331    9.00%, 12/1/05, Pool #G00005.......       346
     333    9.00%, 1/1/06, Pool #G00012........       348
     654    8.00%, 10/1/06, Pool #G00052.......       676
   1,987    7.00%, 3/1/07, Pool #G34594........     2,018

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Limited Volatility Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Federal Home Loan Mortgage Corp., continued:
 $ 2,592    7.50%, 4/1/07, Pool #G00084........  $  2,660
   1,942    7.00%, 4/1/07, Pool #G00087........     1,972
   3,169    7.50%, 11/1/07, Pool #E00165.......     3,252
   4,300    8.50%, 2/1/08, Gold Pool #10133....     4,465
   2,109    7.00%, 12/1/08, Pool #E20065.......     2,150
   2,532    8.00%, 1/1/10, Pool #G00355........     2,615
   7,279    8.00%, 2/1/10, Pool #G10328........     7,518
   9,371    7.00%, 10/1/10, Gold Pool
              #E61709..........................     9,567
  12,932    7.00%, 5/1/11, Pool #E20241........    13,146
  10,000    5.25%, 9/15/15, REMIC/CMO, Series
              1638, Class BC...................     9,948
  13,209    8.25%, 12/15/16, REMIC/CMO, Series
              1770, Class PD...................    13,517
   4,507    6.68%, 10/1/26, Pool #785652.......     4,597
                                                 --------
                                                  101,480
                                                 --------
Federal National Mortgage Assoc. (14.5%):
  10,112    6.50%, 8/1/01, Pool #190976........    10,134
  14,921    7.00%, 7/17/05, Series 97-26 Gd....    15,234
     198    9.00%, 9/1/05, Pool #50340.........       207
  21,146    6.60%, 10/18/05, 97-26 B...........    21,298
     204    9.00%, 11/1/05, Pool #50361........       213
     242    8.50%, 4/1/06, Pool #116875........       251
  13,863    7.42%, 9/1/06, Pool #73618.........    14,863
   7,063    7.00%, 6/1/10, Pool #315928........     7,207
   6,150    6.50%, 9/1/10, Pool #325479........     6,181
   4,859    6.50%, 10/1/10, Pool #250377.......     4,883
   3,053    7.00%, 11/1/10, Pool #250387.......     3,115
   3,614    7.50%, 2/1/11, Pool #303755........     3,710
                                                 --------
                                                   87,296
                                                 --------
Government National Mortgage Assoc. (3.0%):
       3    8.00%, 2/15/02, Pool #192917.......         3
      19    8.00%, 3/15/02, Pool #209172.......        20
       3    9.00%, 6/15/02, Pool #229311.......         3
      73    9.00%, 10/15/02, Pool #229569......        77
      15    8.00%, 6/15/05, Pool #28827........        15
      11    9.00%, 9/15/05, Pool #292569.......        12
      65    9.00%, 10/15/05, Pool #292589......        69
      15    8.00%, 5/15/06, Pool #303851.......        16
       6    8.00%, 7/15/06, Pool #307231.......         6
      45    8.00%, 8/15/06, Pool #311166.......        46
      39    8.00%, 9/15/06, Pool #311301.......        40
     325    8.00%, 10/15/06, Pool #316915......       338
      42    8.00%, 11/15/06, Pool #311131......        44
     269    8.00%, 11/15/06, Pool #313528......       280
      87    8.00%, 11/15/06, Pool #315078......        90
     414    8.00%, 11/15/06, Pool #312210......       431
     116    8.00%, 11/15/06, Pool #316671......       121
     151    8.00%, 12/15/06, Pool #311384......       157

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
 $   102    8.00%, 1/15/07, Pool #317663.......  $    106
     283    8.00%, 2/15/07, Pool #316086.......       294
     178    8.00%, 3/15/07, Pool #318825.......       185
      73    8.00%, 3/15/07, Pool #178684.......        76
     173    8.00%, 4/15/07, Pool #316441.......       180
  11,148    6.88%, 11/20/25, Pool #8746 ARM....    11,406
   4,029    7.00%, 1/20/26, Pool #8790.........     4,127
                                                 --------
                                                   18,142
                                                 --------
U.S. Government Agencies (3.5%):
  20,000    Tennessee Valley Authority, 8.38%,
              10/1/99 (b)......................    20,800
                                                 --------
         Total U.S. Government Agency Mortgages   227,718
                                                 --------
U.S. GOVERNMENT AGENCY SECURITIES (15.8%):
               Federal Farm Credit Bank (0.3%):
   1,735    5.31%, 5/26/98.....................     1,733
                                                 --------
Federal Home Loan Bank (6.8%):
     750    5.99%, 8/27/98.....................       749
   1,000    5.97%, 8/27/98.....................     1,001
   2,000    5.64%, 11/9/98.....................     1,997
   4,000    6.60%, 4/13/99 (b).................     4,043
  17,000    5.58%, 2/23/01 (b).................    16,807
  10,000    7.78%, 10/19/01 (b)................    10,630
   5,485    7.02%, 10/1/26, Pool #785674
              ARM*.............................     5,632
                                                 --------
                                                   40,859
                                                 --------
Federal National Mortgage Assoc. (8.7%):
   3,000    8.20%, 3/10/98 (b).................     3,014
   2,000    5.30%, 3/11/98 (b).................     1,999
   3,600    6.90%, 3/27/98.....................     3,610
   4,000    5.35%, 4/1/98......................     3,997
   2,000    5.55%, 3/12/99.....................     1,996
   2,000    5.80%, 3/19/99.....................     1,996
   4,000    6.35%, 4/8/99......................     4,023
  22,000    5.72%, 3/8/01 (b)..................    21,896
  10,000    6.16%, 3/29/01 (b).................    10,080
                                                 --------
                                                   52,611
                                                 --------
        Total U.S. Government Agency Securities    95,203
                                                 --------
U.S. TREASURY OBLIGATIONS (17.0%):
U.S. Treasury Notes (9.7%):
   2,000    7.88%, 4/15/98.....................     2,014
   2,000    6.13%, 5/15/98.....................     2,005
   2,000    5.88%, 8/15/98.....................     2,003
   2,000    7.13%, 10/15/98....................     2,023
   1,500    6.38%, 1/15/99.....................     1,512
   3,000    6.50%, 4/30/99.....................     3,033
   1,000    6.38%, 4/30/99.....................     1,009
   1,300    5.88%, 11/15/99 (b)................     1,305
   2,500    7.75%, 1/31/00 (b).................     2,601

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Limited Volatility Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
            U.S. TREASURY OBLIGATIONS, CONTINUED:
            U.S. Treasury Notes, continued:
 $ 3,500    8.50%, 2/15/00.....................  $  3,696
   3,650    5.88%, 2/15/00 (b).................     3,665
   4,000    8.88%, 5/15/00.....................     4,287
   2,400    6.25%, 5/31/00.....................     2,430
   1,250    6.13%, 9/30/00.....................     1,263
  10,000    6.63%, 6/30/01 (b).................    10,280
  14,500    6.50%, 10/15/06 (b)................    15,191
                                                 --------
                                                   58,317
                                                 --------
            U.S. Treasury STRIPS (7.3%):
   7,000    2/15/99 (b)........................     6,575
  17,500    2/15/00 (b)........................    15,535
  15,000    11/15/01 (b).......................    12,064
  15,500    7/15/05............................    10,044
                                                 --------
                                                   44,218
                                                 --------
                Total U.S. Treasury Obligations   102,535
                                                 --------

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
            YANKEE & EURODOLLAR (1.9%):
 $ 5,000    Industrial Bank of Korea, 7.10%,
              10/15/01.........................  $  4,000
   5,000    Peoples Republic of China, 7.38%,
              7/3/01...........................     5,063
   5,000    Shinhan Bank, 7.25%, 6/26/02,
              144A.............................     2,500
                                                 --------
                      Total Yankee & Eurodollar    11,563
                                                 --------
            REPURCHASE AGREEMENTS (0.1%):
     892    PRUDENTIAL SECURITIES, 6.80%,
              1/2/98 (Collateralized by $1,295
              U.S. Government Agency
              Securities, 6.19%, 10/1/24,
              market value $919)...............       892
                                                 --------
                    Total Repurchase Agreements       892
                                                 --------
                      Total (Cost $593,578) (a)  $599,027
                                                 ========

------------

Percentages indicated are based on net assets of $602,440.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation.....................................  $9,089
                   Unrealized depreciation.....................................  (3,640)
                                                                                 ------
                   Net unrealized appreciation.................................  $5,449
                                                                                 ======

(b) A portion of this security was loaned as of December 31, 1997.

(c) Rounds to less than $1,000.

 * The interest rate, for this variable rate note, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio of Investments is the rate in effect at December 31, 1997.

ARM   Adjustable Rate Mortgage
CMO  Collateralized Mortgage Obligation

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
ASSET BACKED SECURITIES (9.0%):
 $ 1,000    Advanta Credit Card Master Trust,
              Series 1996-A, 6.00%, 11/15/05...  $  1,012
     911    Advanta Mortgage Loan Trust, Series
              1994-4, Class A1, 8.55%,
              11/25/12.........................       927
   5,000    Aesop Funding II, Series 1997-1,
              Class A2, 6.40%, 10/20/03........     5,018
   3,497    Aircraft Lease Portfolio
              Securitization Ltd., Series 94-1,
              Class A2, 7.15%, 9/15/04.........     3,516
     823    Chase Manhattan Guarantor Trust,
              Series 1996-A, Class A, 5.20%,
              2/15/02..........................       817
   1,000    Chemical Master Credit Card Trust,
              Series 1995-2, Class A, 6.23%,
              6/15/03..........................     1,005
   1,010    EQCC Home Equity Loan Trust,
              1996-3, Class A3, 6.20%,
              7/15/05..........................     1,008
   6,000    EQCC Home Equity Loan Trust, Series
              1996-4, Class A6, 6.88%,
              7/15/14..........................     6,123
   1,150    Ford Motor Credit Auto Loan Master,
              1995-1, Class A, 6.50%,
              8/15/02..........................     1,163
   3,000    Greentree Financial Home
              Improvement Corp., Series 1997-D,
              Class HIA2, 6.45%, 10/15/23......     3,017
  10,000    Keycorp Auto, Series 1997-2A4,
              6.15%, 10/15/01..................    10,009
   4,241    NAL, Series 96-4, 6.90%,
              12/15/00.........................     4,162
   3,247    NAL, Series 97-2 Class A, 7.75%,
              12/15/02.........................     3,245
     750    Prime Credit Card Master Trust,
              Series 1996-1, 6.70%, 7/15/04....       762
   5,000    Rental Car Finance, Series 97-1,
              Class A2, 6.45%, 8/25/04.........     5,021
     700    Sears Credit Account Master Trust,
              Series 1995-4, Class A, 6.25%,
              1/15/03..........................       701
   4,000    Team Fleet Financing Corp., Series
              97-1, Class A, 7.35%, 5/15/03....     4,148
     363    UCFC Home Equity Loan, Series
              1994-A, Class A2, 5.53%,
              5/10/09..........................       363
     550    UFSB, Series 1994-B, Class B,
              6.43%, 7/10/00...................       550
   2,950    Union Acceptance Corp., Series
              1995-D, 6.03%, 1/7/03............     2,941
   6,000    World Financial Network Credit
              Card, Series 96-1, Class A,
              6.70%, 2/15/04...................     6,110
                                                 --------
                  Total Asset Backed Securities    61,618
                                                 --------

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
COMMERCIAL PAPER (1.0%):
Financial Services (1.0%):
 $ 7,000    Broadway Capital Corp., 6.20%,
              1/20/98..........................  $  6,976
                                                 --------
  Total Commercial Paper                            6,976
                                                 --------
CORPORATE BONDS (17.4%):
Banking, Finance & Insurance (7.6%):
   5,000    Bankers' Trust, 7.25%, 1/15/03.....     5,181
   4,000    Capital One Bank, 6.61%, 6/22/99...     4,010
   3,000    First Hawaiian, Inc., 6.25%,
              8/15/00..........................     2,996
   1,000    Ford Motor Credit Corp., 6.63%,
              6/30/03..........................     1,020
  10,000    Goldman Sachs Group, 6.38%,
              6/15/00..........................    10,050
   5,000    Greenwich Capital, 7.04%, 12/13/99,
              Private Placement................     5,000
   3,000    Lehman Brothers Holdings, Inc.,
              9.88%, 10/15/00..................     3,270
   5,000    Lehman Brothers Holdings, Inc.,
              8.88%, 3/1/02....................     5,456
   3,000    Lehman Brothers Holdings, Inc.,
              7.25%, 4/15/03...................     3,109
   6,000    Liberty Mutual Insurance, 8.20%,
              5/4/07 (b).......................     6,645
   5,000    Metropolitan Life, 7.70%,
              11/1/15..........................     5,350
                                                 --------
                                                   52,087
                                                 --------
Gas & Electric Utility (0.7%):
   2,500    Duke Power Co., 7.00%, 6/1/00......     2,553
   2,229    Kern River Fund, 6.42%, 3/31/01
              (b)..............................     2,232
                                                 --------
                                                    4,785
                                                 --------
Industrial Goods & Services (2.7%):
   2,000    Dayton Hudson Corp., 7.50%,
              3/1/99...........................     2,035
   5,000    Excel Paralubes Funding, 7.13%,
              11/1/11..........................     5,160
   2,000    Limited, Inc., 8.88%, 8/15/99......     2,080
     600    Lockheed Martin Corp., 9.38%,
              10/15/99.........................       632
   5,000    Sears Roebuck Acceptance, Series
              MTN3, 7.07%, 9/18/01.............     5,138
   2,500    Union Oil Co., 7.24%, 4/1/99.......     2,538
     650    VF Corp., 6.63%, 3/15/03...........       658
                                                 --------
                                                   18,241
                                                 --------
Real Estate (1.3%):
   5,000    Meditrust, 7.60%, 7/15/01..........     5,138
   4,000    Prime Properties Funding, 6.80%,
              8/15/02..........................     4,065
                                                 --------
                                                    9,203
                                                 --------
Yankee & Eurodollar (5.1%):
   3,000    Avon Energy Partners, 6.73%,
              12/11/02.........................     3,015
   2,300    China Light & Power, 7.50%,
              4/15/06..........................     2,283
   3,000    D.R. Investments, 7.10%, 5/15/02...     3,083
   4,000    Dao Heng Bank, 7.75%, 1/24/07......     3,525
   3,000    Industrial Finance Corp.-Thailand,
              7.00%, 8/04/07...................     2,850

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
CORPORATE BONDS, CONTINUED:
                          Yankee & Eurodollar, continued:
 $ 4,000    Kingdom of Thailand, 7.75%, 4/15/07
              (b)..............................  $  2,800
     500    Nippon Telephone & Telegraph,
              9.50%, 7/27/98...................       510
   6,225    Petronas, 6.88%, 7/1/03 (b)........     5,960
   5,000    Pohang Iron & Steel Co., 7.38%,
              5/15/05..........................     3,900
   4,500    Poland, 6.69%, 10/27/24, Callable
              4/29/98 @ 100*...................     4,365
   3,000    Ras Laffan Gas, 7.63%, 9/15/06.....     2,910
                                                 --------
                                                   35,201
                                                 --------
Total Corporate Bonds                             119,517
                                                 --------
OTHER MORTGAGE BACKED SECURITIES (4.4%):
   1,826    BHN, Series 1997-1, Class A2,
              7.92%, 7/25/09...................     1,728
   4,000    Equitable, Series 174, Class A1,
              7.24%, 5/15/06, Private
              Placement........................     4,218
   1,856    Independent National Mortgage
              Corp., Series 1995-S, Class A1,
              7.10%, 1/15/26...................     1,851
   2,000    J.P. Morgan & Co., Inc., Series
              1997, Class C4, 7.47%,
              12/26/28.........................     2,109
   5,000    JPMC, Series 1996-C2, Class B,
              6.80%, 11/25/27..................     5,057
   5,000    MLMI, Series 97-C2 A2, 6.54%,
              12/10/29.........................     5,036
   4,000    Mortgage Capital Funding Inc.,
              Series 1996-MC2, Class A3, 7.08%,
              9/20/06..........................     4,124
   3,013    Prudential Home Mortgage
              Securities, 6.50%, 5/25/00.......     3,005
   3,022    Wells Fargo Capital Markets, Series
              96-1, Class A1, 6.56%,
              12/29/05.........................     3,056
                                                 --------
  Total Other Mortgage Backed Securities ......    30,184
                                                 --------
U.S. GOVERNMENT AGENCY MORTGAGES (37.3%):
Federal Home Loan Mortgage Corp. (13.5%):
   9,984    6.50%, 10/1/04, Gold Pool
              #M80495..........................    10,015
   2,000    7.00%, 6/15/06, Series #1457-PH,
              CMO..............................     2,031
      56    8.00%, 4/1/07, Pool #160022........        58
     942    7.50%, 8/1/08, Gold Pool #G10117...       967
   9,338    6.00%, 12/15/08, Series 1624,
              CMO..............................     9,091
   1,887    8.50%, 1/1/10, Gold Pool #E00356...     1,960
   3,893    8.50%, 1/1/10, Gold Pool #G10305...     4,042
     228    7.00%, 8/1/10, Gold Pool #E20187...       233
   3,560    7.00%, 9/1/10, Gold Pool #E00393...     3,629
   3,424    7.50%, 7/1/11, Gold Pool #E20253...     3,521
   9,834    7.00%, 9/1/12, Gold Pool #
              E00506...........................     9,985
   7,000    6.50%, 12/1/12, 15 Year TBA........     7,011
   8,000    8.00%, 2/15/20, Gold Series
              #1770-PE, CMO....................     8,286

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Federal Home Loan Mortgage Corp., continued:
 $ 3,000    6.00%, 4/15/20, Series #1534-F,
              CMO..............................  $  2,954
     614    8.00%, 7/1/20, Gold Pool #A01047...       643
   3,000    6.50%, 10/15/21, Series #1590-GA,
              CMO..............................     3,017
      27    7.00%, 4/1/22, Pool #D17544........        27
   2,762    8.00%, 8/1/24, Pool #G00245........     2,868
   2,646    8.00%, 11/1/24, Gold Pool
              #C00376..........................     2,748
   4,001    7.50%, 8/1/25, Gold Pool #C00414...     4,111
   3,652    7.00%, 4/1/26, Pool #C00452........     3,693
   4,005    6.98%, 7/1/26, Pool #785618........     4,043
   7,038    7.50%, 1/15/27, Series 1927, CMO...     7,395
                                                 --------
                                                   92,328
                                                 --------
Federal National Mortgage Assoc. (9.3%):
       5    6.50%, 12/1/02, Pool #6345.........         5
   1,684    8.00%, 9/25/04, Series 1991-155G...     1,722
   2,000    6.75%, 12/25/04, Series 1993-6C,
              CMO..............................     2,010
   1,500    7.05%, 6/25/06, Series 1993-11,
              Class G..........................     1,528
     730    7.00%, 1/1/07, Pool #145771........       741
   2,500    7.50%, 8/25/07, Series G92-48,
              Class H, CMO.....................     2,552
     412    7.50%, 11/1/09, Pool #158..........       424
   2,628    7.00%, 6/1/10, Pool #312903........     2,682
   4,252    6.50%, 12/1/10, Pool #322598.......     4,273
   1,647    6.50%, 4/1/11, Pool #337903........     1,655
     240    7.50%, 5/1/14, Pool #57930.........       248
     591    5.70%, 8/25/16, Series G93-39,
              Class A, CMO.....................       582
     117    7.00%, 4/1/17, Pool #44696.........       119
     588    7.95%, 8/25/19, Series 1990-14,
              CMO..............................       598
     500    6.25%, 11/25/19, Series G93-32,
              Class PG.........................       484
     101    8.00%, 3/1/21, Pool #70825.........       105
   2,000    5.00%, 5/25/22, Series G93-10,
              Class G, CMO.....................     1,828
   3,210    7.50%, 11/1/22, Pool #189190.......     3,297
   2,116    8.00%, 5/1/24, Pool #250066........     2,197
   4,217    8.50%, 7/1/24, Pool #250103........     4,418
   2,701    7.50%, 10/1/24, Pool #303031.......     2,774
   1,018    8.50%, 5/1/25, Pool #308499........     1,068
     334    7.50%, 5/1/25, Pool #293928........       343
     824    7.50%, 5/1/25, Pool #311810........       847
   1,450    8.50%, 6/1/25, Pool #315277........     1,520
   3,443    7.00%, 7/1/25, Pool #312931........     3,480
   3,486    7.00%, 7/1/25, Pool #290387........     3,523
   4,762    7.13%, 6/1/26, Pool #341503........     4,840
   4,950    7.00%, 9/1/27, Pool #313687........     4,987
   9,000    6.00%, 11/1/27, Series 1997-79,
              Class PE.........................     8,703
                                                 --------
                                                   63,553
                                                 --------
Government National Mortgage Assoc. (14.5%):
       0    10.50%, 2/15/98, Pool #59539 (c)...         0
       2    10.50%, 7/15/98, Pool #069629......         2

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
 $     4    11.00%, 9/15/98, Pool #101670......  $      4
       0    10.50%, 9/15/98, Pool #103573
              (c)..............................         0
       4    11.00%, 6/15/99, Pool #110948......         5
       5    11.00%, 3/15/00, Pool #123750......         5
       6    10.00%, 12/15/00, Pool #136214.....         6
      52    10.00%, 1/15/01, Pool #145167......        55
      50    10.00%, 1/15/01, Pool #145328......        53
      11    9.00%, 6/15/01, Pool #166985.......        11
       1    9.00%, 6/15/01, Pool #164431.......         1
       5    9.00%, 6/15/01, Pool #161443.......         5
       5    8.50%, 6/15/01, Pool #162447.......         5
      50    8.50%, 6/15/01, Pool #137056.......        52
      35    6.50%, 6/15/01, Pool #1305.........        35
      37    6.50%, 6/15/01, Pool #1305.........        37
       8    9.00%, 7/15/01, Pool #155822.......         9
      44    9.00%, 8/15/01, Pool #173460.......        46
      59    8.50%, 8/15/01, Pool #164207.......        61
       6    9.00%, 9/15/01, Pool #177121.......         6
       4    9.00%, 10/15/01, Pool #177634......         5
      62    9.00%, 10/15/01, Pool #179852......        65
       7    9.00%, 10/15/01, Pool #185596......         8
      10    9.00%, 11/15/01, Pool #174365......        10
      89    9.00%, 11/15/01, Pool #191819......        93
       3    8.50%, 11/15/01, Pool #183462......         3
      44    8.50%, 12/15/01, Pool #199837......        46
      12    8.50%, 12/15/01, Pool #182959......        12
      48    8.50%, 12/15/01, Pool #199182......        50
      10    9.00%, 1/15/02, Pool #205001.......        10
      69    8.00%, 3/15/02, Pool #205933.......        72
      50    8.00%, 3/15/02, Pool #210065.......        52
      55    8.50%, 5/15/02, Pool #213776.......        57
      33    8.00%, 5/15/02, Pool #203042.......        34
      61    8.00%, 5/15/02, Pool #180296.......        64
      87    8.50%, 6/15/02, Pool #2297.........        91
      41    9.00%, 8/15/02, Pool #232424.......        43
      52    9.00%, 10/15/02, Pool #246307......        54
      10    9.00%, 11/15/02, Pool #235553......        11
       3    9.00%, 6/15/03, Pool #247863.......         4
      45    8.50%, 9/15/04, Pool #274390.......        47
      86    9.00%, 10/15/04, Pool #281655......        90
      63    9.00%, 10/15/04, Pool #229506......        67
      60    8.50%, 10/15/04, Pool #277469......        63
      96    8.50%, 11/15/04, Pool #253471......       100
      81    9.00%, 5/15/05, Pool #288771.......        86
      29    9.00%, 6/15/05, Pool #283904.......        30
      98    9.00%, 8/15/05, Pool #297031.......       103
      53    9.50%, 10/15/05, Pool #291846......        56
      15    9.00%, 10/15/05, Pool #292589......        15
      83    9.00%, 11/15/05, Pool #292610......        87
      39    9.00%, 11/15/05, Pool #299161......        41
      63    9.00%, 12/15/05, Pool #299569......        66
      70    7.50%, 2/15/06, Pool #7855.........        72
      82    8.50%, 4/15/06, Pool #307487.......        85
      50    7.50%, 6/15/06, Pool #7855.........        52
      30    8.00%, 10/15/06, Pool #11503.......        31
      72    8.00%, 1/15/07, Pool #14709........        76

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
 $    27    7.50%, 4/15/07, Pool #16991........  $     28
     239    7.50%, 5/15/07, Pool #329528.......       246
      71    7.50%, 7/15/07, Pool #17316........        74
     125    7.50%, 8/15/07, Pool #19015........       128
      22    9.00%, 1/15/09, Pool #26076........        23
     125    9.00%, 4/15/09, Pool #30352........       135
      82    8.00%, 5/15/09, Pool #385676.......        86
   4,400    6.50%, 7/15/09, Pool #780316.......     4,449
      24    8.00%, 8/15/09, Pool #372143.......        25
      38    9.50%, 10/15/09, Pool #36582.......        42
     578    8.00%, 10/15/09, Pool #380639......       601
      12    11.00%, 2/15/10, Pool #38993.......        14
   1,390    7.50%, 2/15/12, Pool #393363.......     1,431
   1,915    7.50%, 3/15/12, Pool #399163.......     1,973
   1,443    7.50%, 3/15/12, Pool #441145.......     1,486
      40    10.50%, 2/15/13, Pool #6507........        44
       2    12.00%, 1/15/15, Pool #112920......         2
      71    9.00%, 8/15/16, Pool #164502.......        77
      40    9.50%, 9/15/16, Pool #158201.......        43
      20    9.00%, 9/15/16, Pool #168987.......        21
      46    9.00%, 9/15/16, Pool #179044.......        50
      19    9.00%, 9/15/16, Pool #175362.......        21
      64    9.00%, 12/15/16, Pool #198652......        70
      57    9.50%, 1/15/17, Pool #185619.......        62
     129    8.50%, 1/15/17, Pool #203625.......       138
      38    9.00%, 3/15/17, Pool #180330.......        42
       9    8.50%, 3/15/17, Pool #196700.......        10
     212    8.50%, 5/15/17, Pool #217536.......       226
      10    8.50%, 6/15/17, Pool #188545.......        11
   2,560    8.50%, 11/15/17, Pool #780086......     2,738
     193    9.00%, 7/15/18, Pool #226769.......       210
       8    9.50%, 9/15/18, Pool #258627.......         9
      40    9.50%, 12/15/18, Pool #229531......        44
      37    9.50%, 10/15/19, Pool # 279630.....        40
      61    9.00%, 11/15/19, Pool #279649......        66
     130    9.50%, 2/15/20, Pool #281655.......       141
      45    9.00%, 2/15/20, Pool #286315.......        48
      12    7.50%, 7/20/20, Series 1996-25.....        12
      55    9.50%, 9/15/20, Pool #292918.......        60
      70    9.00%, 7/15/21, Pool #311256.......        76
     185    8.00%, 4/15/22, Pool #325461.......       193
     264    8.00%, 5/15/22, Pool #317346.......       276
      15    8.00%, 5/15/22, Pool #317358.......        16
     104    8.00%, 5/15/22, Pool #320675.......       109
     419    8.00%, 7/15/22, Pool #183670.......       437
   2,759    8.00%, 7/15/22, Pool #426612.......     2,866
     467    7.50%, 8/15/22, Pool #333881.......       481
   1,700    7.00%, 8/15/23, Pool #352108.......     1,723
   6,751    7.00%, 9/15/23, Pool #363030.......     6,839
   2,373    7.00%, 11/15/23, Pool #352022......     2,405
   8,933    6.50%, 1/15/24, Pool #366706.......     8,905
  11,032    7.00%, 2/15/24, Pool #371281.......    11,174
   3,492    9.00% 11/15/24, Pool #780029.......     3,791
   1,884    7.50%, 1/15/26, Pool #416874.......     1,937
   1,829    7.50%, 3/15/26, Pool #422292.......     1,879
   2,825    7.50%, 4/15/26, Pool #426059.......     2,901

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
             U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
          Government National Mortgage Assoc., continued:
 $ 2,496    8.00%, 7/15/26, Pool #428509.......  $  2,592
   2,879    7.50%, 11/15/26, Pool #442119......     2,955
  10,001    7.00%, 6/15/27, Pool #780584.......    10,120
   5,185    7.50%, 7/15/27, Pool #411829.......     5,315
   4,638    7.50%, 7/15/27, Pool #442119.......     4,754
  10,070    6.00%, 10/20/27, Pool #80122, 1
              Year CMT ARM.....................    10,164
                                                 --------
                                                   99,183
                                                 --------
  Total U.S. Government Agency Mortgages          255,064
                                                 --------
U.S. GOVERNMENT AGENCY SECURITIES (0.1%):
Federal Home Loan Bank (0.1%):
     800    7.06%, 2/12/99.....................       811
                                                 --------
  Total U.S. Government Agency Securities             811
                                                 --------
U.S. TREASURY OBLIGATIONS (29.7%):
U.S. Treasury Bonds (6.0%):
   3,000    10.75%, 5/15/03....................     3,683
  10,000    7.50%, 11/15/16 (b)................    11,680
   3,000    8.75%, 5/15/17 (b).................     3,933
  11,000    8.13%, 8/15/19 (b).................    13,762
   8,000    6.25%, 8/15/23 (b).................     8,238
                                                 --------
                                                   41,296
                                                 --------
U.S. Treasury Inflation Protected Bonds (1.4%):
  10,199    3.38%, 1/15/07 (b).................     9,938
                                                 --------
U.S. Treasury Notes (22.3%):
   7,000    7.25%, 2/15/98 (b).................     7,013
   5,000    8.25%, 7/15/98 (b).................     5,072
   4,000    4.75%, 8/31/98 (b).................     3,979
   2,500    7.13%, 10/15/98 (b)................     2,529
   3,000    8.88%, 11/15/98....................     3,082
   3,000    5.875%, 3/31/99....................     3,009
   6,000    8.00%, 8/15/99.....................     6,214

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
U.S. TREASURY OBLIGATIONS, CONTINUED:
U.S. Treasury Notes, continued:
 $10,000    7.50%, 10/31/99 (b)................  $ 10,313
   1,000    7.88%, 11/15/99....................     1,039
   5,000    7.75%, 1/31/00 (b).................     5,202
   6,000    7.13%, 2/29/00 (b).................     6,176
   3,000    6.75%, 4/30/00.....................     3,069
   6,000    5.875%, 6/30/00....................     6,028
   3,000    6.125%, 7/31/00....................     3,031
   1,000    8.75%, 8/15/00.....................     1,073
   5,000    7.75%, 2/15/01.....................     5,289
   5,000    6.25%, 10/31/01....................     5,086
   7,000    7.50%, 11/15/01 (b)................     7,424
   2,000    6.00%, 7/31/02 (b).................     2,021
   4,000    6.25%, 2/15/03.....................     4,093
  11,000    5.75%, 8/15/03 (b).................    11,009
     500    5.88%, 2/15/04.....................       505
  11,000    7.25%, 5/15/04 (b).................    11,875
   1,000    7.25%, 8/15/04.....................     1,082
   4,000    7.88%, 11/15/04 (b)................     4,474
  13,000    6.50%, 5/15/05 (b).................    13,554
  18,000    5.88%, 11/15/05 (b)................    18,101
   1,000    6.50%, 10/15/06....................     1,048
                                                 --------
                                                  152,390
                                                 --------
  Total U.S. Treasury Obligations                 203,624
                                                 --------
REPURCHASE AGREEMENTS (1.8%):
  12,262    Prudential Securities, 6.80%,
              1/02/98 (Collateralized by
              $14,726 U.S. Treasury STRIPS,
              0.00%, 11/15/00, market value
              $12,508).........................    12,262
                                                 --------
                    Total Repurchase Agreements    12,262
                                                 --------
                      Total (Cost $678,639) (a)  $690,056
                                                 ========

------------

Percentages indicated are based on net assets of $685,583.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows
    (amounts in thousands):

                   Unrealized appreciation.....................................  $ 15,838
                   Unrealized depreciation.....................................    (4,421)
                                                                                 --------
                   Net unrealized appreciation.................................  $ 11,417
                                                                                 ========

(b) A portion of this security was loaned as of December 31, 1997.

(c) Amount is less than 1,000.

* The interest rate for this variable rate note, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio of Investments is the rate in effect at December 31, 1997.

CMO  Collateralized Mortgage Obligation
TBA  To be Announced

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Government Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES (71.7%):
Federal Home Loan Mortgage Corp. (29.8%):
 $ 8,480    6.00%, 4/15/01, Gold Balloon, Pool
              # G50347.........................  $  8,430
   1,000    7.00%, 10/15/06, Series 1150, Class
              I................................     1,004
   5,181    7.50%, 4/1/09, Gold Pool #E00315...     5,346
  16,500    6.50%, 9/15/09, Series 1838 G,
              CMO..............................    16,546
   4,152    8.50%, 1/1/10, Gold Pool #G10305...     4,312
  30,000    6.50%, 7/1/12......................    30,190
     271    9.00%, 10/1/17, Gold Pool
              #A00756..........................       290
     201    9.00%, 4/1/18, Gold Pool #A01143...       216
      62    9.00%, 10/1/20, Gold Pool
              #A01134..........................        66
      66    9.00%, 1/1/21, Gold Pool #A00948...        71
     500    7.25%, 2/15/21, Series 1464, CMO...       510
      59    9.00%, 4/1/21, Gold Pool #D04193...        63
      99    9.00%, 6/1/21, Gold Pool #A01017...       106
     103    9.00%, 7/1/21, Gold Pool #A01093...       111
      68    9.00%, 9/1/21, Gold Pool #D32271...        72
     102    9.00%, 11/1/21, Gold Pool
              #D11191..........................       109
      53    9.00%, 11/1/21, Gold Pool
              #C00078..........................        56
     108    9.00%, 11/1/21, Gold Pool
              #D11866..........................       115
     216    9.00%, 5/1/22, Gold Pool #D19203...       231
      76    9.00%, 5/1/22, Gold Pool #D19142...        81
     900    7.00%, 8/25/22, Series 13, Class
              PL...............................       916
  10,000    5.50%, 9/15/22, Series 1367--K.....     9,124
   3,845    7.00%, 4/15/23, Pool #348645.......     3,896
   6,680    10.00%, 10/15/23, Series 1591 E,
              CMO..............................     7,593
   8,837    6.00%, 10/15/23, Series 1785A......     8,522
  17,851    5.00%, 11/15/23, Series 1686 PG,
              CMO..............................    16,979
   4,432    8.50%, 5/1/24, Gold Pool #G00229...     4,676
   3,985    8.50%, 7/1/24, Gold Pool #C00354...     4,175
   6,916    7.50%, 9/1/24, Gold Pool #D56307...     7,108
   6,616    8.00%, 11/1/24, Gold Pool
              #C00376..........................     6,870
   2,873    7.50%, 5/1/25, Gold Pool #D59996...     2,952
   5,051    7.50%, 6/1/25, Gold Pool #C80321...     5,192
   4,001    7.50%, 8/1/25, Gold Pool #C00414...     4,111
   3,996    7.50%, 8/1/25, Gold Pool #C80334...     4,106
   4,348    7.00%, 8/1/25, Gold Pool #C00418...     4,404
   4,080    8.00%, 9/1/25, Gold Pool #D63705...     4,233
   4,270    7.00%, 9/1/25, Gold Pool #D63303...     4,324
   8,267    7.50%, 10/1/25, Gold Pool
              #C80349..........................     8,489
   9,011    6.50%, 2/1/26, Gold Pool #D68098...     8,929
   9,188    6.50%, 3/1/26, Gold Pool #G00453...     9,105
  11,144    7.00%, 4/1/26, Gold Pool #D69811...    11,269
  11,884    7.00%, 4/1/26, Gold Pool #D69810...    12,017
   4,796    6.50%, 6/1/26, Pool #250575........     4,743
  10,000    6.50%, 10/17/26, Series 1985,
              Class PL.........................     9,815
       0    7.00%, 3/1/27, Pool #D78691 (c)....         0
       0    7.00%, 4/1/27, Pool #C00512 (c)....         0

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Federal Home Loan Mortgage Corp., continued:
 $14,983    6.50%, 11/1/27, Pool #C00568.......  $ 14,810
   9,900    7.00%, 12/1/27.....................     9,974
                                                 --------
                                                  256,257
                                                 --------
Federal National Mortgage Assoc. (22.4%):
   9,333    6.00%, 3/1/01, Pool #50783.........     9,222
   8,275    7.00%, 4/1/03, Pool #303876........     8,386
   1,282    7.50%, 5/1/03, Pool #347175........     1,307
   2,617    7.50%, 7/1/03, Pool #250656........     2,669
   6,703    7.00%, 7/17/05, Series 97-26 Gd....     6,844
  10,000    6.70%, 6/19/07.....................    10,477
   3,769    7.00%, 4/1/08, Pool #211750........     3,824
   8,000    6.00%, 6/25/09, Series 1994-86 PJ,
              CMO..............................     7,802
   3,620    7.00%, 7/1/10, Pool #250326........     3,694
   2,351    6.50%, 12/1/10, Pool #332301.......     2,362
  13,132    6.00%, 3/1/11, Pool #340683........    12,985
     943    6.25%, 2/25/13, Series 1993-2 PC,
              CMO..............................       939
   3,596    6.35%, 8/25/13, Series 1993-225B
              VG, CMO..........................     3,581
   3,815    7.50%, 6/1/14, Pool #250081........     3,918
   3,156    7.50%, 7/1/14, Pool #250082........     3,241
     146    10.00%, 10/1/16, Pool #70110.......       159
   7,109    10.00%, 9/1/17, Pool #303969.......     7,720
     357    10.00%, 10/1/19, Pool #231675......       389
  10,000    7.00%, 5/25/20, Pool #1990-57......    10,103
     252    10.00%, 7/1/20, Pool #050318.......       274
   5,584    6.50%, 5/25/21, Series 1992-205 K,
              CMO..............................     5,539
   5,000    7.00%, 9/25/21, Series G92-64 K,
              CMO..............................     5,057
     528    10.00%, 11/1/21, Pool #208372......       576
     567    10.00%, 11/1/21, Pool #208374......       618
   5,000    6.55%, 12/25/21, Pool #1993-137 PH,
              CMO..............................     5,025
   1,000    7.25%, 5/25/22, Series G93-9, Class
              K................................     1,007
     800    7.50%, 7/25/22, Series G92-35,
              CMO..............................       816
  10,785    6.50%, 2/17/23, Series #G94-12 C,
              CMO..............................    10,424
   5,000    6.50%, 5/25/23, Series 1994-110 H,
              CMO..............................     4,973
   9,094    6.35%, 12/25/23, Series 1994-43 PJ,
              CMO..............................     8,844
   5,042    7.00%, 1/25/24, Series 1994-62 PJ,
              CMO..............................     5,094
   7,998    7.00%, 2/1/24, Pool #190257........     8,085
   3,114    9.00%, 12/1/24, Pool #353898.......     3,313
   3,832    7.50%, 6/1/25, Pool #312899........     3,935
   4,294    7.00%, 8/1/25, Pool #315500........     4,339
   3,656    7.50%, 9/1/25, Pool #322899........     3,751

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Government Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Federal National Mortgage Assoc., continued:
 $   825    7.50%, 9/1/25, Pool #324749........  $    846
  20,000    6.50%, 12/1/27, Pool #406732.......    19,744
                                                 --------
                                                  191,882
                                                 --------
Government National Mortgage Assoc. (19.5%):
      11    10.00%, 9/15/00, Pool #138814......        12
       8    10.00%, 12/15/00, Pool #136214.....         8
      34    8.50%, 6/15/01, Pool #166491.......        35
       4    8.50%, 7/15/01, Pool #161997.......         4
      48    9.50%, 9/15/01, Pool #180786.......        50
       5    9.00%, 9/15/01, Pool #174330.......         5
      66    9.00%, 9/15/01, Pool #166928.......        69
      16    9.50%, 11/15/01, Pool #182995......        17
      63    8.50%, 11/15/01, Pool #179383......        65
      68    9.00%, 12/15/01, Pool #187723......        72
      44    8.50%, 12/15/01, Pool #199837......        46
      69    8.00%, 3/15/02, Pool #205933.......        72
     155    9.00%, 5/15/03, Pool #154134.......       163
     117    9.00%, 6/15/05, Pool #283904.......       123
      43    9.00%, 8/15/05, Pool #291836.......        45
      53    9.00%, 9/15/05, Pool #292898.......        55
      24    9.00%, 9/15/05, Pool #295227.......        25
      62    8.00%, 7/15/06, Pool #11337........        65
      31    7.50%, 7/15/07, Pool #17316........        32
      66    8.00%, 8/15/07, Pool #18539........        69
      76    8.00%, 8/15/07, Pool #18677........        80
     291    7.50%, 12/15/07, Pool #338189......       300
      55    9.00%, 11/15/08, Pool #27932.......        59
      94    9.00%, 4/15/09, Pool #30352........       101
      16    9.00%, 5/15/09, Pool #32214........        18
       6    9.50%, 7/15/09, Pool #34487........         6
     146    9.50%, 9/15/09, Pool #34878........       159
      37    9.50%, 10/15/09, Pool #36804.......        41
      31    11.00%, 11/15/09, Pool #37615......        34
       1    12.00%, 4/15/15, Pool #125262......         2
      13    11.00%, 6/15/15, Pool #130125......        14
      76    9.00%, 5/15/16, Pool #149877.......        82
      84    9.00%, 6/15/16, Pool #166130.......        91
      12    9.50%, 7/15/16, Pool #166772.......        14
      96    9.00%, 7/15/16, Pool #158921.......       105
      75    9.50%, 8/15/16, Pool #177531.......        82
     130    9.00%, 9/15/16, Pool #179044.......       142
      22    9.50%, 1/15/17, Pool #185619.......        23
     343    9.00%, 2/15/17, Pool #195058.......       373
     256    9.00%, 6/15/17, Pool #219079.......       278
      77    9.50%, 8/15/17, Pool #218841.......        84
      43    9.50%, 8/15/17, Pool #224015.......        46
      23    9.00%, 8/15/17, Pool #225825.......        25
     103    9.00%, 6/15/18, Pool #238161.......       112
      66    9.50%, 8/15/18, Pool #248390.......        72
      19    9.00%, 10/15/18, Pool #253188......        21

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
 $   119    9.50%, 12/15/18, Pool #263400......  $    130
       3    9.00%, 10/15/19, Pool #267676......         3
      59    9.00%, 11/15/19, Pool #162768......        64
      65    9.00%, 1/15/20, Pool #283138.......        71
      71    9.00%, 2/15/20, Pool #276157.......        77
     123    9.00%, 3/15/20, Pool #285283.......       134
      55    9.50%, 9/15/20, Pool #292918.......        60
      79    9.50%, 12/15/20, Pool #291865......        86
     243    9.00%, 6/15/21, Pool #307120.......       264
  14,334    9.00%, 8/15/21, Pool #306081.......    15,521
   4,205    9.00%, 12/15/21, Pool #780284......     4,512
      32    7.50%, 2/15/22, Pool #324025.......        33
     544    8.00%, 7/15/22, Pool #321560.......       568
     713    7.50%, 8/15/22, Pool #337141.......       735
      34    7.00%, 10/15/22, Pool #337175......        35
     193    7.00%, 11/15/22, Pool #323008......       195
      33    7.00%, 12/15/22, Pool #339969......        33
     235    7.00%, 1/15/23, Pool #346214.......       238
     376    7.00%, 1/15/23, Pool #341536.......       381
     474    7.00%, 1/15/23, Pool #332022.......       480
     391    7.00%, 1/15/23, Pool #342248.......       396
      40    7.00%, 1/15/23, Pool #321675.......        41
      51    7.00%, 3/15/23, Pool #350110.......        52
     698    7.00%, 5/15/23, Pool #351041.......       708
     765    7.00%, 5/15/23, Pool #346572.......       775
     734    7.00%, 5/15/23, Pool #342348.......       744
     620    7.00%, 5/15/23, Pool #221604.......       629
      58    7.00%, 5/15/23, Pool #338005.......        59
     322    6.50%, 5/15/23, Pool #343208.......       321
     378    6.50%, 6/15/23, Pool #348677.......       377
      76    6.50%, 6/15/23, Pool #346624.......        76
      54    6.50%, 6/15/23, Pool #349788.......        54
      53    6.50%, 6/15/23, Pool #358250.......        52
     433    7.00%, 7/15/23, Pool #358382.......       439
     809    7.00%, 7/15/23, Pool #346673.......       820
     174    7.00%, 7/15/23, Pool #357782.......       176
     344    7.00%, 7/15/23, Pool #353569.......       349
      23    7.00%, 7/15/23, Pool #350709.......        23
      30    7.00%, 7/15/23, Pool #354538.......        30
     811    7.00%, 7/15/23, Pool #362982.......       822
     242    7.00%, 7/15/23, Pool #325977.......       246
     544    7.00%, 7/15/23, Pool #360697.......       551
     436    7.00%, 7/15/23, Pool #360889.......       442
     267    6.50%, 7/15/23, Pool #322200.......       266
     444    6.50%, 8/15/23, Pool #353137.......       443
     591    6.50%, 8/15/23, Pool #356717.......       589
     174    6.50%, 8/15/23, Pool #359027.......       173
     310    6.50%, 8/15/23, Pool #344505.......       309
     152    6.50%, 8/15/23, Pool #360713.......       152
     286    6.50%, 8/15/23, Pool #360738.......       285

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Government Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
 $   764    6.50%, 9/15/23, Pool #345375.......  $    761
      50    6.50%, 9/15/23, Pool #339041.......        50
   3,615    8.00%, 10/15/23, Pool #354681......     3,766
     392    6.00%, 10/15/23, Pool #345389......       382
     454    6.00%, 10/15/23, Pool #364717......       442
      34    6.00%, 10/15/23, Pool #370006......        33
     214    6.50%, 10/15/23, Pool #345391......       213
     611    6.50%, 11/15/23, Pool #369356......       609
      19    6.50%, 11/15/23, Pool #370927......        19
     954    6.50%, 12/15/23, Pool #349265......       951
     140    6.50%, 12/15/23, Pool #349944......       140
     101    6.50%, 12/15/23, Pool #365740......       101
      33    6.50%, 12/15/23, Pool #370289......        33
     603    6.50%, 12/15/23, Pool #369830......       602
     650    6.50%, 1/15/24, Pool #379127.......       648
  21,202    6.50%, 2/15/24, Pool #354747.......    21,140
     166    6.50%, 2/15/24, Pool #380818.......       166
     343    6.50%, 2/15/24, Pool #389200.......       342
   1,177    6.50%, 2/15/24, Pool #362341.......     1,173
     345    6.50%, 2/15/24, Pool #371999.......       344
     282    6.50%, 2/15/24, Pool #370338.......       281
     933    7.00%, 2/16/24, Series 1996-21,
              CMO..............................       935
      79    7.50%, 6/15/24, Pool #389827.......        82
     524    7.50%, 6/15/24, Pool #388747.......       539
     377    8.00%, 9/15/24, Pool #393908.......       393
   3,562    8.00%, 9/15/24, Pool #403212.......     3,711
   8,730    9.00% 11/15/24, Pool #780029.......     9,478
   1,079    7.25%, 12/15/25, Pool #411361......     1,100
   4,461    7.50%, 3/15/26, Pool #422308.......     4,583
  10,842    8.00%, 5/15/26, Pool #422690.......    11,259
   6,627    8.00% 5/15/26, Pool #416233........     6,882
   8,963    8.00%, 7/15/26, Pool #423877.......     9,308
   9,463    8.00%, 7/15/26, Pool #412644.......     9,827
  13,700    8.00%, 12/20/26, G2 Pool #2344.....    14,158
   4,893    6.50%, 7/20/27, Pool #80095........     4,966
   9,852    6.00%, 7/20/27, Pool #80094........     9,975
  10,000    7.00%, 12/15/27, Pool # 449494.....    10,088
                                                 --------
                                                  166,895
                                                 --------
         Total U.S. Government Agency Mortgages   615,034
                                                 --------
U.S. GOVERNMENT AGENCY SECURITIES (14.1%)
Federal Farm Credit Bank (0.6%):
   5,000    6.88%, 5/1/00......................     5,116
                                                 --------
                 Federal Home Loan Bank (2.6%):
   2,000    9.25%, 11/25/98....................     2,054
   2,000    9.30%, 1/25/99.....................     2,073
   3,000    8.60%, 6/25/99.....................     3,119

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
U.S. GOVERNMENT AGENCY SECURITIES, CONTINUED:
Federal Home Loan Bank, continued:
 $10,000    5.91%, 12/23/02....................  $ 10,002
   5,000    6.27%, 1/14/04 (b).................     4,978
                                                 --------
                                                   22,226
                                                 --------
       Federal Home Loan Mortgage Corp. (0.8%):
   2,000    6.44%, 1/28/00.....................     2,025
   4,500    7.13%, 11/18/02....................     4,719
                                                 --------
                                                    6,744
                                                 --------
       Federal National Mortgage Assoc. (4.9%):
   4,000    8.70%, 6/10/99.....................     4,157
   3,000    8.90%, 6/12/00.....................     3,204
   3,000    6.20%, 11/12/03....................     2,979
  15,000    7.16%, 5/11/05.....................    15,974
  10,000    5.88%, 2/2/06 (b)..................     9,901
   5,000    6.67%, 2/6/06, Callable 2/6/98 @
              100..............................     4,981
                                                 --------
                                                   41,196
                                                 --------
Resolution Funding Corp. (2.2%):
  50,000    Principal STRIPS, 7/15/20 (b)......    12,436
  15,000    Principal STRIPS, 10/15/20.........     3,674
  15,000    Principal STRIPS, 4/15/28..........     2,431
   5,000    Principal STRIPS, 4/15/30..........       719
                                                 --------
                                                   19,260
                                                 --------
Tennessee Valley Authority (3.0%):
  25,000    6.24%, 7/15/45, Putable on 7/15/01
              @ 100............................    25,875
                                                 --------
        Total U.S. Government Agency Securities   120,417
                                                 --------
U.S. TREASURY OBLIGATIONS (13.2%):
U.S. Treasury Bonds (4.9%):
  25,000    8.13%, 8/15/19 (b).................    31,278
  10,000    6.13%, 11/15/27 (b)................    10,285
                                                 --------
                                                   41,563
                                                 --------
U.S. Treasury Notes (6.0%):
   1,350    6.75%, 4/30/00.....................     1,381
   1,500    6.25%, 5/31/00.....................     1,519
   4,500    6.13%, 7/31/00.....................     4,547
   2,800    6.25%, 4/30/01(b)..................     2,845
   1,000    7.88%, 8/15/01.....................     1,069
     500    6.38%, 8/15/02.....................       513
  15,000    5.63%, 12/31/02....................    14,945
     250    6.25%, 2/15/03 (b).................       256
   2,500    6.50%, 8/15/05 (b).................     2,609
  20,700    6.50%, 10/15/06 (b)................    21,685
                                                 --------
                                                   51,369
                                                 --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Government Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
U.S. TREASURY OBLIGATIONS, CONTINUED:
U.S. Treasury STRIPS (2.3%):
 $25,000    7/15/20............................  $  6,218
   5,000    2/15/25 (b)........................     3,855
  50,000    2/15/25 (b)........................     9,956
                                                 --------
                                                   20,029
                                                 --------
                Total U.S. Treasury Obligations   112,961
                                                 --------

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------

REPURCHASE AGREEMENTS (5.4%):
 $46,298    Prudential Securities, 6.80%,
              1/2/98 (Collateralized by $48,271
              various U.S. Government Agency
              Securities, 6.19% - 7.04%,
              6/1/07 - 10/1/24, market value
              $47,687).........................  $ 46,298
                                                 --------
                    Total Repurchase Agreements    46,298
                                                 --------
                      Total (Cost $866,431) (a)  $894,710
                                                 ========

------------

Percentages indicated are based on net assets of $856,655.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation.....................................  $28,903
                   Unrealized depreciation.....................................     (624)
                                                                                 -------
                   Net unrealized appreciation.................................  $28,279
                                                                                 =======

(b) A portion of this security was loaned as of December 31, 1997.

(c) Amount is less than $1,000.

CMO  Collateralized Mortgage Obligation

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Income Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
ASSET BACKED SECURITIES (8.1%):
 $ 5,000    Advanta Mortgage Loan Trust, 97-2,
              Class A4, 7.60%, 6/25/27.........  $  5,250
   7,500    Advanta Mortgage Loan Trust, Series
              1995-1, Class A5, 8.32%,
              12/25/19.........................     7,884
   5,595    Aircraft Lease Portfolio
              Securitization Ltd., Series 94-1,
              Class A2, 7.15%, 9/15/04.........     5,626
   2,304    Auto Finance Group, Inc., Series
              1997-B, Class C, 7.00%,
              2/15/03..........................     2,266
   2,739    BHN Multibanco S.A., Series 1997-1,
              Class A2, 7.92%, 7/25/09.........     2,592
   2,945    BHN Multibanco S.A., Series 97-2,
              7.54%, 6/30/17...................     2,702
   4,917    Federal Express, Series A-1, 7.85%,
              6/1/24...........................     5,298
   5,000    ML CBO 1996 PM1, 7.87%, 12/17/06...     5,097
   2,205    NAL 96, Class A, 7.10%, 3/15/01,
              Private Placement, 144A..........     2,193
   1,414    NAL, Series 96-4, 6.90%,
              12/15/00.........................     1,387
  11,114    Northwest Air, Series 2, Class A,
              9.25%, 6/21/14...................    13,168
   4,631    Northwest Air, Trust, Series B,
              10.23%, 6/21/14..................     5,580
   4,258    Olympic Automobile Receivables
              Trust, Series 1994-B, Class A2,
              6.85%, 6/15/01...................     4,336
   5,288    Olympic Automobile Receivables
              Trust, Series 1995-B, Class A2,
              7.35%, 10/15/01..................     5,368
                                                 --------
                  Total Asset Backed Securities    68,747
                                                 --------
COMMERCIAL PAPER (1.2%):
Financial Services (1.2%):
  10,000    Broadway Capital, 6.28%, 1/5/98....     9,995
                                                 --------
                         Total Commercial Paper     9,995
                                                 --------
CORPORATE BONDS (50.3%):
Banking, Finance & Insurance (15.7%):
   9,000    Associates Corp., 8.34%,
              11/25/99.........................     9,360
   6,000    Associates Corp., 8.15%, 8/1/09....     6,848
   5,000    BankAmerica Corp., 9.50%, 4/1/01...     5,469
   5,000    Bear Stearns Co., 9.13%, 4/15/98...     5,045
   5,000    Bear Stearns Co., 8.25%, 2/1/02....     5,350
   6,500    Corestates Capital, 8.00%, 12/15/26
              (b)..............................     6,866
   5,000    Cullen Frost Bank Capital Trust,
              8.42%, 2/1/27....................     5,488
   1,500    Dynex Capital, Inc., 7.88%,
              7/15/02..........................     1,523

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
 $ 5,000    First Chicago Capital Trust, 7.95%,
              12/1/26..........................  $  5,200
   2,000    Fleet Financial Group, Inc., 8.13%,
              7/1/04...........................     2,185
   3,500    Ford Capital BV, 10.13%,
              11/15/00.........................     3,863
   1,500    Ford Motor Credit Corp., 6.38%,
              10/6/00..........................     1,511
   3,000    General Motors Acceptance Corp.,
              8.40%, 10/15/99..................     3,116
   8,000    General Motors Acceptance Corp.,
              7.00%, 3/1/00....................     8,150
  10,000    Lehman Brothers Holdings, Inc.,
              8.88%, 3/1/02....................    10,910
   5,000    Lehman Brothers Holdings, Inc.,
              8.80%, 3/1/15....................     5,900
   5,000    Lehman Brothers Holdings, Inc.,
              11.63%, 5/15/05..................     6,450
   6,000    Massachusetts Mutual Life
              Insurance, 7.50%, 3/1/24, 144A...     6,390
   5,000    MIC Financial Trust, 8.38%
              2/1/27...........................     5,381
   5,000    Money Store, Inc., 8.05% 4/15/02...     5,188
   6,000    Morgan Stanley Group, Inc., 6.13%,
              10/1/03..........................     5,978
   5,000    Principal Mutual, 7.88%, 3/1/24....     5,375
   5,000    Security Pacific Corp., 11.00%,
              3/1/01...........................     5,675
   5,000    Sun Life, 8.53%, 5/6/27............     5,538
                                                 --------
                                                  132,759
                                                 --------
Food Products & Services (0.3%):
   2,500    RJR Nabisco Corp., 8.75%,
              8/15/05 (b)......................     2,672
                                                 --------
Industrial Goods & Services (9.5%):
   1,500    Advanced Micro Device, 11.00%,
              8/1/03 (b).......................     1,613
   3,000    Boise Cascade Co., 9.45%,
              11/1/09..........................     3,600
   1,500    Chesapeake Energy, 10.50%,
              6/1/02 (b).......................     1,605
   4,000    Comcast Cable, 8.38%, 5/1/07,
              144A (b).........................     4,450
   1,500    Comcast Cellular, 9.50%, 5/1/07....     1,571
   1,500    D.R. Horton, 8.38%, 6/15/04........     1,519
   2,356    EES Coke Battery, 7.13%, 4/15/02,
              144A.............................     2,381
   5,000    Excel Paralubes Funding, 7.13%,
              11/1/11..........................     5,160
   2,000    Freeport McMoran, Copper & Gold,
              7.50%, 11/15/06..................     2,008
   5,000    General Motors Corp., 9.13%,
              7/15/01..........................     5,456
   3,000    Golden State Petroleum, 8.04%,
              2/1/19, 144A.....................     3,281

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Income Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
CORPORATE BONDS, CONTINUED:
Industrial Goods & Services, continued:
 $ 5,000    Hilton Hotels Corp., 7.95%,
              4/15/07..........................  $  5,319
   5,000    Hyundai Semiconductor, 8.63%,
              5/15/07..........................     3,275
   2,500    Mississippi Chemical, 7.25%,
              11/15/17.........................     2,509
   4,640    Newmont Mining Co., 8.91%,
              1/5/09...........................     5,133
   1,500    Nine West Group, Inc., 8.38%,
              8/15/05..........................     1,455
   2,500    Northrop Grumman, 7.00%, 3/1/06....     2,588
   4,703    Oslo Seismic Service, 8.28%,
              6/1/11, 144A.....................     5,095
   9,000    Penske Truck Leasing, 8.25%,
              11/1/99 (b)......................     9,349
   1,500    Pride Petroleum Services, Inc.,
              9.38%,
              5/1/07...........................     1,616
   1,500    Tenet Healthcare, 8.00%, 1/15/05...     1,528
   4,000    Tenneco Inc., 8.20%, 11/15/99......     4,145
   1,500    Terra Industries, 10.50%, 6/15/05,
              Callable 6/15/00 @ 105.25........     1,616
   2,000    Trico Marine, 8.50%, 8/1/05........     1,511
   2,000    Wyman-Gordon Co., 8.00%,
              12/15/07.........................     2,028
                                                 --------
                                                   79,811
                                                 --------
Real Estate (5.9%):
   2,000    American Health Properties, 7.50%,
              1/15/07..........................     2,123
   2,000    Avalon Properties, 7.38%,
              9/15/02..........................     2,065
   4,750    Meditrust, 7.77%, 8/16/02..........     4,934
   3,000    Meditrust, 7.82% 9/10/26...........     3,379
   3,500    MEPC Finance, Inc., 7.50%,
              5/1/03...........................     3,714
   5,000    Security Capital Pacific Trust,
              6.95%, 10/15/02..................     5,088
   2,500    Security Capital Pacific Trust,
              7.15%, 10/15/03..................     2,563
   5,000    Spieker Properties, 6.65%,
              12/15/00.........................     5,025
   4,000    Spieker Properties, 8.00%,
              7/19/05..........................     4,260
   8,000    Taubman Realty Group, 7.00%,
              10/1/03..........................     8,048
   3,000    Wellsford Residential Property,
              7.25%, 8/15/00...................     3,064
   5,000    Western Banktrust REIT, 7.88%,
              2/15/04..........................     5,275
                                                 --------
                                                   49,538
                                                 --------
Transportation & Shipping (0.2%):
   1,500    Viking Star Shipping, 9.63%
              7/15/03..........................     1,573
                                                 --------

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
CORPORATE BONDS, CONTINUED:
Utilities (1.3%):
 $ 7,000    NRG Energy Corp., 7.63%, 2/1/06....  $  7,350
   3,764    Salton Sea Funding Corp., 6.69%,
              5/30/00..........................     3,797
                                                 --------
                                                   11,147
                                                 --------
Yankee & Eurodollar (17.4%):
   1,500    AES China Generating Co., 10.13%,
              12/15/06.........................     1,459
   1,500    APP International Finance, 11.75%,
              10/1/05 (b)......................     1,425
   5,000    Bangkok Bank Public Co. Ltd.,
              7.25%, 9/15/05, 144A (b).........     3,569
  10,000    Bank Nagrara Indonesia, 7.63%,
              2/5/07...........................     7,300
   5,000    BCH Cayman Islands, 8.25%,
              6/15/04..........................     5,388
   4,000    BCH Cayman Islands, 7.50%,
              6/15/05..........................     4,175
   5,000    Celulosa Arauco, 6.75%, 12/15/03...     4,975
  12,548    Centra Gas, 10.65%, 12/1/10,
              144A.............................    12,857
   5,000    China International Trust &
              Investing, 9.00%, 10/15/06 (b)...     5,350
   5,000    China Light & Power, 7.50%,
              4/15/06..........................     4,963
   3,500    Citra Marga Finance, 7.25%,
              2/20/02..........................     2,765
   5,000    Coca Cola Femsa, 8.95%, 11/1/06....     5,225
   4,000    Dao Heng Bank, 7.75%, 1/24/07,
              Private Placement................     3,525
   1,500    DGS International Finance, 10.00%,
              6/1/07...........................     1,163
   9,000    Financiera Energy, 9.38%,
              6/15/06..........................     9,135
   1,500    Greater Beijing, 9.50%, 6/15/07....     1,215
   3,000    Guangdong Enterprises, 8.88%,
              5/22/07..........................     2,756
   5,000    Guangdong International, 6.75%,
              11/15/03.........................     4,500
   6,000    Honam Oil Refinery Co., 7.13%,
              10/15/05, 144A...................     4,440
   5,000    Industrial Bank of Korea, 7.10%,
              10/15/01.........................     4,000
   4,000    Industrial Finance Corp., Thailand,
              7.38%, 1/14/07 (b)...............     3,040
   2,449    Jasmine Submarine, 8.48%, 5/30/11,
              Private Placement................     1,935
   2,000    Kansalis-Osake Pankki, 9.75%,
              12/15/98.........................     2,063
   6,000    Peoples Democratic Republic of
              Poland, 3.75%, 10/27/14..........     5,190
   1,500    Philippine Long Distance Telephone,
              7.85%, 3/6/07....................     1,309
     500    Philippine Long Distance Telephone,
              9.38%, 7/30/07...................       355

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Income Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
CORPORATE BONDS, CONTINUED:
Yankee & Eurodollar, continued:
 $ 1,000    Polysindo International Finance,
              9.38%, 7/30/07...................  $    710
   4,250    Ras Laffan Gas, 7.63%, 9/15/06,
              144A.............................     4,123
   2,500    Republic of Indonesia, 7.75%,
              8/1/06 (b).......................     1,963
   5,000    Republic of South Africa, 8.50%,
              6/23/17 (b)......................     4,925
   5,000    Scotland International Finance,
              8.80%, 1/27/04, 144A.............     5,556
   4,000    Scotland International Finance,
              8.85%, 11/1/06, 144A.............     4,580
   5,000    Taegu City, 7.38% 10/15/07.........     4,675
   5,000    Tenaga Nasional Berhad, 7.88%,
              6/15/04, 144A (b)................     4,813
   4,000    Termoemcali, 10.13%, 12/15/14,
              144A.............................     4,273
   1,500    Tjiwi Kimia Finance, 10.00%,
              8/1/04 (b).......................     1,245
   2,500    Total Access, 8.38%, 11/4/06,
              144A.............................     1,650
   2,450    Yanacocha, 8.40%, 5/15/04..........     2,474
   2,662    Ypf Sociedad Anomima, 7.00%,
              10/26/02.........................     2,722
                                                 --------
                                                  147,786
                                                 --------
                          Total Corporate Bonds   425,286
                                                 --------
OTHER MORTGAGED BACKED SECURITIES (0.6%):
   5,000    Residential Funding Corp., Series
              96-H52, Class A4, 7.55%,
              9/25/12..........................     5,175
                                                 --------
        Total Other Mortgaged Backed Securities     5,175
                                                 --------
U.S. GOVERNMENT AGENCY MORTGAGES (17.1%):
Federal Home Loan Mortgage Corp. (9.4%):
   5,000    7.13%, 7/21/99.....................     5,100
  18,000    0.00%, 8/15/02 (b).................    13,729
   4,147    7.00%, 6/1/09, Pool #E00313........     4,233
   8,246    7.50%, 5/1/11, Pool #E00438........     8,509
   7,742    7.00%, 5/1/11, Gold Pool #E00434...     7,875
   6,957    7.00%, 6/1/11, Gold Pool #E64220...     7,077
   1,148    7.50%, 6/1/24, Pool #C80161........     1,180
  14,881    7.00%, 9/1/24, Pool #G00271........    15,073
   6,868    7.50%, 10/1/24, Pool #C80245.......     7,059
   9,180    7.00%, 12/1/24, Pool #G00278.......     9,297
                                                 --------
                                                   79,132
                                                 --------

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Federal National Mortgage Assoc. (5.1%):
 $   500    8.15%, 5/11/98.....................  $    504
   8,275    7.00%, 4/1/03, Pool #303865........     8,386
     500    6.53%, 4/10/03.....................       500
  19,206    8.00%, 12/1/09, Pool #250168.......    19,879
   2,000    8.20%, 3/10/16 (b).................     2,383
  11,103    7.50%, 9/1/25, Pool #324179........    11,391
                                                 --------
                                                   43,043
                                                 --------
Government National Mortgage Assoc. (2.6%):
   3,056    9.00%, 11/15/24, Pool #780029......     3,317
   8,645    7.50%, 7/15/26, Pool #430999.......     8,877
   9,679    7.50%, 7/20/27, Pool #2457.........     9,882
                                                 --------
                                                   22,076
                                                 --------
         Total U.S. Government Agency Mortgages   144,251
                                                 --------
U.S. GOVERNMENT AGENCY SECURITIES (1.9%):
Federal Home Loan Bank (1.2%):
  10,000    7.10%, 3/16/98 (b).................    10,028
                                                 --------
Government Trust Certificate (0.3%):
   2,037    Israel, 9.40%, 5/15/02.............     2,139
                                                 --------
Tennessee Valley Authority (0.4%):
   3,200    8.63%, 11/15/29....................     3,548
                                                 --------
        Total U.S. Government Agency Securities    15,715
                                                 --------
U.S. TREASURY OBLIGATIONS (19.3%):
U.S. Treasury Bonds (9.8%):
  10,250    13.38%, 8/15/01 (b)................    12,808
   9,600    11.88%, 11/15/03 (b)...............    12,493
  14,000    9.00%, 11/15/18....................    18,918
  11,250    8.13%, 8/15/21 (b).................    14,196
   3,000    8.00%, 11/15/21 (b)................     3,742
  17,600    7.13%, 2/15/23 (b).................    20,101
                                                 --------
                                                   82,258
                                                 --------
U.S. Treasury Notes (7.5%):
  15,000    6.25%, 8/31/00 (b).................    15,203
  25,300    6.63%, 6/30/01 (b).................    26,008
  11,500    6.25%, 2/15/07 (b).................    11,800
  10,000    6.63%, 5/15/07 (b).................    10,589
                                                 --------
                                                   63,600
                                                 --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Income Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
U.S. TREASURY OBLIGATIONS, CONTINUED:
U.S. Treasury STRIPS (2.0%):
 $65,000    0.00%, 10/15/19....................  $ 16,970
                                                 --------
  Total U.S. Treasury Obligations                 162,828
                                                 --------

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------

REPURCHASE AGREEMENTS (0.6%)
 $ 4,776    Prudential Securities, 6.80%,
              1/2/98 (Collateralized by $5,000
              U.S. Treasury Bills, 6/25/98,
              market value $4,872).............  $  4,776
                                                 --------
                    Total Repurchase Agreements     4,776
                                                 --------
                      Total (Cost $808,735) (a)  $836,773
                                                 ========

------------

Percentages indicated are based on net assets of $844,257.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows
    (amounts in thousands):

                   Unrealized appreciation.....................................  $ 43,379
                   Unrealized depreciation.....................................   (15,341)
                                                                                 --------
                   Net unrealized appreciation.................................  $ 28,038
                                                                                 ========

(b) A portion of this security was loaned as of December 31, 1997.

REIT Real Estate Investment Trust

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Treasury & Agency Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

PRINCIPAL                                         MARKET
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
U.S. GOVERNMENT AGENCY (31.1%):
Federal Farm Credit Bank (6.8%):
 $7,000     7.16%, 5/15/06.....................  $  7,499
                                                 --------
Federal Home Loan Bank (9.8%):
  3,800     5.70%, 3/11/99.....................     3,791
  5,000     6.66%, 6/3/03......................     5,012
  2,000     6.26%, 11/26/03....................     1,997
                                                 --------
                                                   10,800
                                                 --------
Other U.S. Agencies (14.5%):
  6,000     Student Loan Marketing Association,
              6.00%, 3/5/01....................     5,980
 10,000     Tennessee Valley Authority, 6.13%,
              7/15/03..........................     9,987
                                                 --------
                                                   15,967
                                                 --------
                   Total U.S. Government Agency    34,266
                                                 --------
U.S. TREASURY OBLIGATIONS (65.9%):
U.S. Treasury Inflation Protected Bonds (4.5%):
  5,099     3.38%, 1/15/07.....................     4,969
                                                 --------
U.S. Treasury Notes (61.4%):
  4,500     5.88%, 10/31/98 (b)................     4,509
 27,000     7.75%, 11/30/99 (b)................    28,011
 32,000     6.63%, 6/30/01 (b).................    32,895
  2,000     6.88%, 5/15/06.....................     2,141
                                                 --------
                                                   67,556
                                                 --------
                Total U.S. Treasury Obligations    72,525
                                                 --------
INVESTMENT COMPANIES (2.7%):
  2,962     The One Group Treasury Only Money
              Market Fund Fiduciary Class......     2,962
                                                 --------
                     Total Investment Companies     2,962
                                                 --------
                      Total (Cost $107,135) (a)  $109,753
                                                 ========

------------

Percentages indicated are based on net assets of $110,087.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation.....................................  $2,647
                   Unrealized depreciation.....................................     (29)
                                                                                 ------
                   Net unrealized appreciation.................................  $2,618
                                                                                 ======

(b) A portion of this security was loaned as of December 31, 1997.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 1997
(Amounts in Thousands, except per share amounts)
(Unaudited)

                                                              ULTRA SHORT-   LIMITED VOLATILITY   INTERMEDIATE
                                                              TERM INCOME           BOND              BOND
                                                                  FUND              FUND              FUND
                                                              ------------   ------------------   ------------
ASSETS
Investments, at value.......................................    $204,521          $598,135          $677,794
Repurchase agreements, at cost..............................       1,601               892            12,262
                                                                --------          --------          --------
Total (cost $205,155; $593,578; $678,639, respectively).....     206,122           599,027           690,056
Cash........................................................          --                 1                55
Interest receivable.........................................       1,294             6,695             7,362
Receivable from brokers for investments sold................         195                11                 5
Receivable for capital shares issued........................          27                11               435
Prepaid expenses and other assets...........................           3                 9                 8
                                                                --------          --------          --------
TOTAL ASSETS................................................     207,641           605,754           697,921
                                                                --------          --------          --------
LIABILITIES
Cash overdrafts.............................................           6                --                --
Dividends payable...........................................       1,071             2,964             3,756
Payable to brokers for investments purchased................          --                --             8,159
Payable for capital shares redeemed.........................         458                40                95
Payable for variation margin on futures contracts...........          36                --                --
Accrued expenses and other payables:
  Investment advisory fees..................................          37               157               186
  Administration fees.......................................          --                85                93
  12b-1 fees................................................          11                 8                17
  Other.....................................................          19                60                32
                                                                --------          --------          --------
TOTAL LIABILITIES...........................................       1,638             3,314            12,338
                                                                --------          --------          --------
NET ASSETS
Capital.....................................................     209,547           608,782           680,391
Undistributed (distributions in excess of) net investment
  income....................................................        (181)             (246)               69
Accumulated undistributed net realized gains (losses) from
  investment and
  futures transactions......................................      (4,278)          (11,545)           (6,294)
Net unrealized appreciation (depreciation) from investments
  and futures...............................................         915             5,449            11,417
                                                                --------          --------          --------
Net Assets..................................................    $206,003          $602,440          $685,583
                                                                ========          ========          ========
Net Assets
    Fiduciary...............................................    $163,219          $579,814          $638,657
    Class A.................................................      39,304            17,792            32,298
    Class B.................................................       3,480             4,834            14,438
    Class C.................................................          --                --               190
                                                                --------          --------          --------
Total.......................................................    $206,003          $602,440          $685,583
                                                                ========          ========          ========
Outstanding units of beneficial interest (shares)
    Fiduciary...............................................      16,510            55,345            63,498
    Class A.................................................       3,976             1,700             3,202
    Class B.................................................         354               458             1,435
    Class C.................................................          --                --                19
                                                                --------          --------          --------
Total.......................................................      20,840            57,503            68,154
                                                                ========          ========          ========
Net asset value
    Fiduciary
        Offering and redemption price per share.............    $   9.89          $  10.48          $  10.06
                                                                ========          ========          ========
    Class A
        Redemption price per share..........................    $   9.88          $  10.47          $  10.09
                                                                ========          ========          ========
        Maximum sales charge................................        3.00%             3.00%             4.50%
                                                                ========          ========          ========
        Maximum offering price (100%/(100%--maximum sales
          charge) of net asset value adjusted to nearest
          cent) per share...................................    $  10.19          $  10.79          $  10.57
                                                                ========          ========          ========
    Class B
        Offering price per share (a)........................    $   9.83          $  10.54          $  10.06
                                                                ========          ========          ========
    Class C
        Offering price per share (a)........................    $     --          $     --          $  10.06
                                                                ========          ========          ========

------------

(a) Redemption price per Class B and Class C shares varies based on length of time shares are held.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 1997
(Amounts in Thousands, except per share amounts)
(Unaudited)

                                                              GOVERNMENT          INCOME          TREASURY &
                                                                 BOND              BOND             AGENCY
                                                                 FUND              FUND              FUND
                                                              ----------         --------         ----------
ASSETS
Investments, at value.......................................   $848,412          $831,997          $109,753
Repurchase agreements, at cost..............................     46,298             4,776                --
                                                               --------          --------          --------
Total (cost $866,431; $808,735; $107,135, respectively).....    894,710           836,773           109,753
Cash........................................................         --                --                --
Interest receivable.........................................      6,501            12,888               989
Receivable for capital shares issued........................         78                --                --
Deferred organization costs.................................         --                --                 2
Prepaid expenses and other assets...........................         10                11                 1
                                                               --------          --------          --------
TOTAL ASSETS................................................    901,299           849,672           110,745
                                                               --------          --------          --------
LIABILITIES
Dividends payable...........................................      4,189             4,894               583
Payable to brokers for investments purchased................     39,862                --                --
Payable for capital shares redeemed.........................          3                15                 1
Accrued expenses and other payables:
  Investment advisory fees..................................        317               286                19
  Administration fees.......................................         87               123                 7
  12b-1 fees................................................         18                14                 3
  Other.....................................................        168                83                45
                                                               --------          --------          --------
TOTAL LIABILITIES...........................................     44,644             5,415               658
                                                               --------          --------          --------
NET ASSETS
Capital.....................................................    845,755           870,547           107,396
Undistributed (distributions in excess of) net investment
  income....................................................       (101)              288                --
Accumulated undistributed net realized gains (losses) from
  investment and
  futures transactions......................................    (17,278)          (54,616)               73
Net unrealized appreciation (depreciation) from investments
  and futures...............................................     28,279            28,038             2,618
                                                               --------          --------          --------
Net Assets..................................................   $856,655          $844,257          $110,087
                                                               ========          ========          ========
Net Assets
    Fiduciary...............................................   $809,738          $815,669          $ 99,552
    Class A.................................................     32,295            14,522             7,671
    Class B.................................................     14,622            14,066             2,864
                                                               --------          --------          --------
Total.......................................................   $856,655          $844,257          $110,087
                                                               ========          ========          ========
Outstanding units of beneficial interest (shares)
    Fiduciary...............................................     80,877            86,057             9,885
    Class A.................................................      3,225             1,533               761
    Class B.................................................      1,461             1,472               284
                                                               --------          --------          --------
Total.......................................................     85,563            89,062            10,930
                                                               ========          ========          ========
Net asset value
    Fiduciary
        Offering and redemption price per share.............   $  10.01          $   9.48          $  10.07
                                                               ========          ========          ========
    Class A
        Redemption price per share..........................   $  10.01          $   9.47          $  10.07
                                                               ========          ========          ========
        Maximum sales charge................................       4.50%             4.50%             3.00%
                                                               ========          ========          ========
        Maximum offering price (100%/(100%--maximum sales
          charge) of net asset value adjusted to nearest
          cent) per share...................................   $  10.48          $   9.92          $  10.38
                                                               ========          ========          ========
    Class B
        Offering price per share (a)........................   $  10.01          $   9.55          $  10.07
                                                               ========          ========          ========

------------

(a) Redemption price per Class B shares varies based on length of time shares are held.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS              FOR THE SIX MONTHS ENDED DECEMBER 31, 1997
(Amounts in Thousands)
(Unaudited)

                                                             ULTRA SHORT-   LIMITED VOLATILITY   INTERMEDIATE
                                                             TERM INCOME           BOND              BOND
                                                                 FUND              FUND              FUND
                                                             ------------   ------------------   ------------
INVESTMENT INCOME
Interest income............................................     $5,922           $19,341           $21,155
Dividend income............................................         --                --                --
Income from securities lending.............................         --                72               107
                                                                ------           -------           -------
Total Income...............................................      5,922            19,413            21,262
                                                                ------           -------           -------
EXPENSES
Investment advisory fees...................................        525             1,764             1,809
Administration fees........................................        157               483               495
12b-1 fees (Class A).......................................         63                34                45
12b-1 fees (Class B).......................................         15                24                62
Custodian and accounting fees..............................         14                45                50
Legal and audit fees.......................................         --                13                10
Organization costs.........................................          2                --                --
Trustees' fees and expenses................................          1                 4                 4
Transfer agent fees........................................         24                46                38
Registration and filing fees...............................         30                19                66
Printing costs.............................................         13                24                14
Other......................................................          4                16                 4
                                                                ------           -------           -------
Total expenses before waivers..............................        848             2,472             2,597
Less waivers...............................................       (507)             (869)             (817)
                                                                ------           -------           -------
  Net Expenses.............................................        341             1,603             1,780
                                                                ------           -------           -------
Net Investment Income......................................      5,581            17,810            19,482
                                                                ------           -------           -------
REALIZED / UNREALIZED GAINS (LOSSES) FROM INVESTMENTS AND
  FUTURES
Net realized gains (losses) from investment and futures
  transactions.............................................       (236)             (363)           (1,013)
Net change in unrealized appreciation (depreciation) from
  investments and futures..................................        387               748             8,434
                                                                ------           -------           -------
Net realized/unrealized gains (losses) from investments and
  futures..................................................        151               385             7,421
                                                                ------           -------           -------
Change in net assets resulting from operations.............     $5,732           $18,195           $26,903
                                                                ======           =======           =======

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS              FOR THE SIX MONTHS ENDED DECEMBER 31, 1997
(Unaudited)

                                                              GOVERNMENT   INCOME     TREASURY &
                                                                 BOND       BOND        AGENCY
                                                                 FUND       FUND         FUND
                                                              ----------   -------   ------------
INVESTMENT INCOME
Interest income.............................................   $27,398     $30,108      $3,573
Dividend income.............................................        --          --          89
Income from securities lending..............................        41         105           7
                                                               -------     -------      ------
Total Income................................................    27,439      30,213       3,669
                                                               -------     -------      ------
EXPENSES
Investment advisory fees....................................     1,835       2,436         221
Administration fees.........................................       670         667          91
12b-1 fees (Class A)........................................        59          26           5
12b-1 fees (Class B)........................................        65          63           8
Custodian and accounting fees...............................        62          40           1
Legal and audit fees........................................        16           7           1
Organization costs..........................................         2          --          --
Trustees' fees and expenses.................................         9           7           1
Transfer agent fees.........................................        81          46          30
Registration and filing fees................................        47          62          33
Printing costs..............................................        37          15           2
Other.......................................................        34           8           3
                                                               -------     -------      ------
Total expenses before waivers...............................     2,917       3,377         396
Less waivers................................................      (284)       (826)       (178)
                                                               -------     -------      ------
  Net Expenses..............................................     2,633       2,551         218
                                                               -------     -------      ------
Net Investment Income.......................................    24,806      27,662       3,451
                                                               -------     -------      ------
REALIZED / UNREALIZED GAINS (LOSSES) FROM INVESTMENTS AND
  FUTURES
Net realized gains (losses) from investment and futures
  transactions..............................................     3,886          89         413
Net change in unrealized appreciation (depreciation) from
  investments and futures...................................    22,155       4,148       1,050
                                                               -------     -------      ------
Net realized/unrealized gains (losses) from investments and
  futures...................................................    26,041       4,237       1,463
                                                               -------     -------      ------
Change in net assets resulting from operations..............   $50,847     $31,899      $4,914
                                                               =======     =======      ======

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                                                  ULTRA SHORT-TERM           LIMITED VOLATILITY
                                                                     INCOME FUND                  BOND FUND
                                                              -------------------------   -------------------------
                                                               SIX MONTHS                  SIX MONTHS
                                                                 ENDED       YEAR ENDED      ENDED       YEAR ENDED
                                                              DECEMBER 31,    JUNE 30,    DECEMBER 31,    JUNE 30,
                                                                  1997          1997          1997          1997
                                                              ------------   ----------   ------------   ----------
                                                              (UNAUDITED)                 (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................    $  5,581      $  5,647      $ 17,810     $  36,887
  Net realized gains (losses) from investment and futures
    transactions............................................        (236)         (269)         (363)       (2,851)
  Net change in unrealized appreciation (depreciation) from
    investments and futures.................................         387         1,032           748         5,502
                                                                --------      --------      --------     ---------
Change in net assets resulting from operations..............       5,732         6,410        18,195        39,538
                                                                --------      --------      --------     ---------
DISTRIBUTIONS TO FIDUCIARY SHAREHOLDERS:
  From net investment income................................      (4,456)       (4,769)      (17,108)      (35,406)
  From net realized gains from investment transactions......          --            --            --            --
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income................................      (1,024)         (761)         (563)       (1,219)
  From net realized gains from investment transactions......          --            --            --            --
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
  From net investment income................................         (81)          (94)         (139)         (262)
  From net realized gains from investment transactions......          --            --            --            --
                                                                --------      --------      --------     ---------
  Change in net assets from shareholder distributions.......          --            --            --            --
                                                                --------      --------      --------     ---------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
  From net investment income................................          --            --            --            --
                                                                --------      --------      --------     ---------
Change in net assets from shareholder distributions.........      (5,561)       (5,624)      (17,810)      (36,887)
                                                                --------      --------      --------     ---------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................     120,876       109,550        51,748       117,648
  Proceeds from shares issued in connection with
    conversion..............................................       1,303            --        41,843            --
  Dividends reinvested......................................         957           790         1,114         3,251
  Cost of shares redeemed...................................     (64,178)      (26,641)      (81,604)     (165,778)
                                                                --------      --------      --------     ---------
Change in net assets from share transactions................      58,958        83,699        13,101       (44,879)
                                                                --------      --------      --------     ---------
Change in net assets........................................      59,129        84,485        13,486       (42,228)
NET ASSETS:
  Beginning of period.......................................     146,874        62,389       588,954       631,182
                                                                --------      --------      --------     ---------
  End of period.............................................    $206,003      $146,874      $602,440     $ 588,954
                                                                ========      ========      ========     =========
SHARE TRANSACTIONS:
  Issued....................................................      12,223        11,129         4,914        11,253
  Issued in conversion......................................         132            --         3,970            --
  Reinvested................................................          97            81           107           311
  Redeemed..................................................      (6,490)       (2,708)       (7,747)      (15,866)
                                                                --------      --------      --------     ---------
Change in shares............................................       5,962         8,502         1,244        (4,302)
                                                                ========      ========      ========     =========
Undistributed (distributions in excess of) net investment
  income included in net assets:
End of period...............................................    $   (181)     $   (201)     $   (246)    $    (246)
                                                                ========      ========      ========     =========

------------

(a) Period from commencement of operations.
(b) Amount is less than 1,000.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

 INTERMEDIATE BOND FUND        GOVERNMENT BOND FUND           INCOME BOND FUND             TREASURY & AGENCY FUND
-------------------------    -------------------------    -------------------------    -------------------------------
 SIX MONTHS                   SIX MONTHS                   SIX MONTHS                   SIX MONTHS    JANUARY 20, 1997
   ENDED       YEAR ENDED       ENDED       YEAR ENDED       ENDED       YEAR ENDED       ENDED           THROUGH
DECEMBER 31,    JUNE 30,     DECEMBER 31,    JUNE 30,     DECEMBER 31,    JUNE 30,     DECEMBER 31,       JUNE 30,
    1997          1996           1997          1997           1997          1997           1997           1997(a)
------------   ----------    ------------   ----------    ------------   ----------    ------------   ----------------
(UNAUDITED)                  (UNAUDITED)                  (UNAUDITED)                  (UNAUDITED)
  $ 19,482      $ 26,017       $ 24,806     $  46,994       $ 27,662     $  44,089       $  3,451         $  3,196
    (1,013)         (935)         3,886          (894)            89          (280)           413              178
     8,434         3,378         22,155        10,875          4,148         6,049          1,050             (341)
----------      --------       --------     ---------       --------     ---------       --------         --------
    26,903        28,460         50,847        56,975         31,899        49,858          4,914            3,033
----------      --------       --------     ---------       --------     ---------       --------         --------
   (18,334)      (24,622)       (23,475)      (44,081)       (26,803)      (42,737)        (3,321)          (3,196)
        --            --             --            --             --            --           (474)              --
      (801)         (940)          (994)       (2,290)          (483)         (828)           (88)              --(b)
        --            --             --            --             --            --            (32)              --
      (346)         (455)          (337)         (623)          (376)         (524)           (42)              --(b)
        --            --             --            --             --            --            (12)              --
----------      --------       --------     ---------       --------     ---------       --------         --------
        --            --        (24,806)      (46,994)       (27,662)      (44,089)        (3,969)          (3,196)
----------      --------       --------     ---------       --------     ---------       --------         --------
        (1)           --             --            --             --            --             --               --
----------      --------       --------     ---------       --------     ---------       --------         --------
   (19,482)      (26,017)            --            --             --            --             --               --
----------      --------       --------     ---------       --------     ---------       --------         --------
   128,318       187,226        130,965       229,453        150,907       224,558         13,316            6,409
    55,814       207,582         26,687            --             --       132,470             --          113,243
     1,216         1,664          1,322         3,881          1,382         4,757            440             --(b)
   (58,524)      (98,172)       (99,239)     (199,344)       (68,221)     (148,078)       (14,872)          (9,231)
----------      --------       --------     ---------       --------     ---------       --------         --------
   126,824       298,300         59,735        33,990         84,068       213,707         (1,116)         110,421
----------      --------       --------     ---------       --------     ---------       --------         --------
   134,245       300,743         85,776        43,971         88,305       219,476           (171)         110,258
   551,338       250,595        770,879       726,908        755,952       536,476        110,258               --
----------      --------       --------     ---------       --------     ---------       --------         --------
  $685,583      $551,338       $856,655     $ 770,879       $844,257     $ 755,952       $110,087          110,258
----------      ========       ========     =========       ========     =========       ========         ========
----------
    12,764        18,923         13,262        23,794         15,811        23,912          1,320              644
     5,521        20,926           2663            --             --        14,063             --           11,324
       121           169            134           404            145           508             44               --(b)
    (5,821)       (9,913)       (10,040)      (20,680)        (7,150)      (15,750)        (1,475)            (927)
----------      --------       --------     ---------       --------     ---------       --------         --------
    12,585        30,105          6,019         3,518          8,806        22,733           (111)          11,041
==========      ========       ========     =========       ========     =========       ========         ========
  $     69      $     69       $   (101)    $    (101)      $    288     $     288       $     --         $     --
==========      ========       ========     =========       ========     =========       ========         ========

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                   DECEMBER 31,1997
(Unaudited)

1. ORGANIZATION:

   The One Group (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The accompanying financial statements and financial highlights are those of the Ultra Short-Term Income Fund, the Limited Volatility Bond Fund, the Intermediate Bond Fund, the Government Bond Fund, the Income Bond Fund, and the Treasury & Agency Fund (individually a "Fund", collectively the "Funds") only. Each Fund is a diversified mutual fund.

   The Funds' investment objectives are as follows:

               FUND                                            OBJECTIVE
               ----                                            ---------
   Ultra Short-Term Income Fund       A high level of current income consistent with low
                                       volatility of principal by investing in a diversified
                                       portfolio of short-term investment grade securities.

   Limited Volatility Bond Fund       Current income consistent with the preservation of capital through investment in high and medium-grade fixed-income
                                       securities.

   Intermediate Bond Fund             Current income consistent with the preservation of capital through investments in high and medium-grade fixed-income
                                       securities with intermediate maturities.

   Government Bond Fund               A high level of current income with liquidity and safety of principal.

   Income Bond Fund                   A high level of current income by investing primarily in a diversified portfolio of high, medium and low grade debt
                                       securities.

   Treasury & Agency Fund             A high level of current income by investing in U.S. Treasury and other U.S. Agency obligations with a primary, but not
                                       exclusive, focus on issues that produce income exempt from state income taxes.

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

       SECURITY VALUATION

       Debt securities (other than short-term investments maturing in 60 days or less), including municipal securities, are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. Options traded on an exchange are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations. Investments for which there are no such quotations or valuations are carried at fair value as determined by the Fair Value Committee which is

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                        DECEMBER 31,1997
(Unaudited)

   comprised of members from Banc One Investment Advisors Corporation (the "Advisor") and The One Group Services Company (the "Administrator") under the direction of the Board of Trustees.

       REPURCHASE AGREEMENTS

   The Funds (except for the Treasury & Agency Fund) may invest in repurchase agreements with institutions that are deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest. Repurchase agreements are considered to be loans by a fund under the 1940 Act.

       WRITTEN OPTIONS

   The Funds (except for the Limited Volatility Fund and the Treasury & Agency
   Fund) may write covered call or secured put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

       FUTURES CONTRACTS

   The Funds (except for the Limited Volatility Fund and the Treasury & Agency
   Fund) may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the appreciation or depreciation is realized.

       INDEXED SECURITIES

   The Funds (except for the Limited Volatility Fund and the Treasury & Agency
   Fund) may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the referenced instrument itself, but any loss is limited to the amount of the original investment.

       MORTGAGE ROLLS

   The Funds (except for the Treasury & Agency Fund) may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                        DECEMBER 31,1997
(Unaudited)

   SECURITIES LENDING

   To generate additional income, the Funds may lend up to 33% of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. Government or U.S. Government Agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds continue to earn interest on securities lent while simultaneously seeking to earn interest on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of December 31, 1997, the following Funds had securities with the following market values on loan (amounts in thousands):

                                                                MARKET VALUE
                                                                 OF LOANED
                                                                 SECURITIES
                                                                ------------
  Limited Volatility Bond Fund................................    $140,219
  Intermediate Bond Fund......................................     139,464
  Government Bond Fund........................................      84,041
  Income Bond Fund............................................     176,022
  Treasury & Agency Fund......................................      35,454

       The loaned securities were fully collateralized by cash, U.S. Government securities, and commercial paper as of December 31, 1997.

       SECURITY TRANSACTIONS AND RELATED INCOME

       Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income, including any discount or premium, is accrued as earned using the effective interest method.

       EXPENSES

       Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

       DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

       Dividends from net investment income are declared daily and paid monthly for the Funds. Net realized capital gains, if any, are distributed at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are due to differences in separate class expenses.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                        DECEMBER 31,1997
(Unaudited)

       Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards, and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets.

       ORGANIZATION COSTS

       Costs incurred by the Trust in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution have been deferred and are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. All such costs, which are attributable to more than one fund of the Trust, have been allocated among the respective funds pro-rata, based on the relative net assets of each Fund. In the event that any of the initial shares are redeemed during such period by any holder thereof, the related fund will be reimbursed by such holder for any unamortized organization costs in the proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

       FEDERAL INCOME TAXES

       The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

3. SHARES OF BENEFICIAL INTEREST:

   The Trust has an unlimited number of shares of beneficial interest, with no par value, which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more classes. The Trust is registered to offer forty series and five classes of shares: Fiduciary Class, Class A, Class B, Class C and Service Class. Currently, the Trust consists of thirty-three active funds. The Funds are each authorized to issue Fiduciary Class, Class A, Class B and Class C Shares. Class A Shares are subject to initial sales charges, imposed at the time of purchase, in accordance with the Funds' prospectus. Certain redemptions of Class B and Class C Shares are subject to contingent deferred sales charges in accordance with the Funds' prospectus. As of December 31, 1997, no shareholders were in Class C of the Funds except for the Intermediate Bond Fund. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. The following is a summary of transactions in Fund shares for the periods ending December 31, 1997 and June 30, 1997.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                        DECEMBER 31,1997
(Amounts in Thousands)

                                                              ULTRA SHORT-TERM INCOME FUND   LIMITED VOLATILITY BOND FUND
                                                              ----------------------------   ----------------------------
                                                               SIX MONTHS                     SIX MONTHS
                                                                  ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                              DECEMBER 31,      JUNE 30,     DECEMBER 31,      JUNE 30,
                                                                  1997            1997           1997            1997
                                                              -------------   ------------   -------------   ------------
                                                               (UNAUDITED)                    (UNAUDITED)
CAPITAL TRANSACTIONS:

FIDUCIARY SHARES:
  Proceeds from shares issued...............................    $107,365        $ 77,614       $ 50,391       $ 111,732
  Proceeds from shares issued in conversion.................       1,303              --         41,843              --
  Dividends reinvested......................................           7             148            596           2,151
  Cost of shares redeemed...................................     (60,002)        (21,314)       (77,356)       (157,344)
                                                                --------        --------       --------       ---------
  Change in net assets from Fiduciary Share transactions....    $ 48,673        $ 56,448       $ 15,474       $ (43,461)
                                                                ========        ========       ========       =========
CLASS A SHARES:
  Proceeds from shares issued...............................    $ 12,481        $ 29,729       $  1,011       $   5,026
  Dividends reinvested......................................         891             578            395             870
  Cost of shares redeemed...................................      (3,749)         (4,720)        (3,697)         (7,282)
                                                                --------        --------       --------       ---------
  Change in net assets from Class A Share transactions......    $  9,623        $ 25,587       $ (2,291)      $  (1,386)
                                                                ========        ========       ========       =========
CLASS B SHARES:
  Proceeds from shares issued...............................    $  1,030        $  2,207       $    346       $     890
  Dividends reinvested......................................          59              64            123             230
  Cost of shares redeemed...................................        (427)           (607)          (551)         (1,152)
                                                                --------        --------       --------       ---------
  Change in net assets from Class B Share transactions......    $    662        $  1,664       $    (82)      $     (32)
                                                                ========        ========       ========       =========
CLASS C SHARES:
  Proceeds from shares issued...............................    $     --        $     --       $     --       $      --
  Dividends reinvested......................................          --              --             --              --
  Cost of shares redeemed...................................          --              --             --              --
                                                                --------        --------       --------       ---------
  Change in net assets from Class C Share transactions......    $     --        $     --       $     --       $      --
                                                                ========        ========       ========       =========
SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued....................................................      10,857           7,886          4,784          10,686
  Issued in conversion......................................         132              --          3,970              --
  Reinvested................................................           1              15             57             206
  Redeemed..................................................      (6,068)         (2,166)        (7,342)        (15,059)
                                                                --------        --------       --------       ---------
  Change in Fiduciary Shares................................       4,922           5,735          1,469          (4,167)
                                                                ========        ========       ========       =========
CLASS A SHARES:
  Issued....................................................       1,262           3,018             97             482
  Reinvested................................................          90              59             38              83
  Redeemed..................................................        (379)           (480)          (352)           (697)
                                                                --------        --------       --------       ---------
  Change in Class A Shares..................................         973           2,597           (217)           (132)
                                                                ========        ========       ========       =========
CLASS B SHARES:
  Issued....................................................         104             225             33              85
  Reinvested................................................           6               7             12              22
  Redeemed..................................................         (43)            (62)           (53)           (110)
                                                                --------        --------       --------       ---------
  Change in Class B Shares..................................          67             170             (8)             (3)
                                                                ========        ========       ========       =========
CLASS C SHARES:
  Issued....................................................          --              --             --              --
  Reinvested................................................          --              --             --              --
  Redeemed..................................................          --              --             --              --
                                                                --------        --------       --------       ---------
  Change in Class C Shares..................................          --              --             --              --
                                                                ========        ========       ========       =========

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                        DECEMBER 31,1997
(Amounts in Thousands)

                                                                 INTERMEDIATE BOND FUND          GOVERNMENT BOND FUND
                                                              ----------------------------   ----------------------------
                                                               SIX MONTHS                     SIX MONTHS
                                                                  ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                              DECEMBER 31,      JUNE 30,     DECEMBER 31,      JUNE 30,
                                                                  1997            1997           1997            1997
                                                              -------------   ------------   -------------   ------------
                                                               (UNAUDITED)                    (UNAUDITED)
CAPITAL TRANSACTIONS:

FIDUCIARY SHARES:
  Proceeds from shares issued...............................    $107,864        $172,698       $125,700       $ 217,351
  Proceeds from shares issued in conversion.................      55,814         207,582         26,687              --
  Dividends reinvested......................................         352             661            363           1,826
  Cost of shares redeemed...................................     (54,804)        (91,579)       (91,959)       (181,374)
                                                                --------        --------       --------       ---------
  Change in net assets from Fiduciary Share transactions....    $109,226        $289,362       $ 60,791       $  37,803
                                                                ========        ========       ========       =========
CLASS A SHARES:
  Proceeds from shares issued...............................    $ 15,541        $  9,430       $  2,015       $   9,184
  Dividends reinvested......................................         600             671            701           1,575
  Cost of shares redeemed...................................      (2,876)         (5,173)        (6,251)        (15,371)
                                                                --------        --------       --------       ---------
  Change in net assets from Class A Share transactions......    $ 13,265        $  4,928       $ (3,535)      $  (4,612)
                                                                ========        ========       ========       =========
CLASS B SHARES:
  Proceeds from shares issued...............................    $  4,723        $  5,098       $  3,250       $   2,918
  Dividends reinvested......................................         264             332            258             480
  Cost of shares redeemed...................................        (844)         (1,420)        (1,029)         (2,599)
                                                                --------        --------       --------       ---------
  Change in net assets from Class B Share transactions......    $  4,143        $  4,010       $  2,479       $     799
                                                                ========        ========       ========       =========
CLASS C SHARES:
  Proceeds from shares issued...............................    $    190        $     --       $     --       $      --
  Dividends reinvested......................................          --(a)           --             --              --
  Cost of shares redeemed...................................          --              --             --              --
                                                                --------        --------       --------       ---------
  Change in net assets from Class C Share transactions......    $    190        $     --             --              --
                                                                ========        ========       ========       =========
SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued....................................................      10,734          17,457         12,729          22,536
  Issued in connection with conversion......................       5,521          20,926          2,663              --
  Reinvested................................................          35              67             37             190
  Redeemed..................................................      (5,452)         (9,247)        (9,303)        (18,817)
                                                                --------        --------       --------       ---------
  Change in Fiduciary Shares................................      10,838          29,203          6,126           3,909
                                                                ========        ========       ========       =========
CLASS A SHARES:
  Issued....................................................       1,541             951            204             956
  Reinvested................................................          60              68             71             164
  Redeemed..................................................        (285)           (522)          (633)         (1,593)
                                                                --------        --------       --------       ---------
  Change in Class A Shares..................................       1,316             497           (358)           (473)
                                                                ========        ========       ========       =========
CLASS B SHARES:
  Issued....................................................         470             515            329             302
  Reinvested................................................          26              34             26              50
  Redeemed..................................................         (84)           (144)          (104)           (270)
                                                                --------        --------       --------       ---------
  Change in Class B Shares..................................         412             405            251              82
                                                                ========        ========       ========       =========
CLASS C SHARES:
  Issued....................................................          19              --             --              --
  Reinvested................................................          --(a)           --             --              --
  Redeemed..................................................          --              --             --              --
                                                                --------        --------       --------       ---------
  Change in Class C Shares..................................          19              --             --              --
                                                                ========        ========       ========       =========

------------

(a) Amounts are less than 1,000.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                        DECEMBER 31,1997
(Amounts in Thousands)

                                                                     INCOME BOND FUND                TREASURY & AGENCY FUND
                                                                ---------------------------    ----------------------------------
                                                                 SIX MONTHS                     SIX MONTHS
                                                                    ENDED        YEAR ENDED        ENDED        JANUARY 20, 1997
                                                                DECEMBER 31,      JUNE 30,     DECEMBER 31,     THROUGH JUNE 30,
                                                                    1997            1997           1997              1997(a)
                                                                -------------    ----------    -------------    -----------------
                                                                 (UNAUDITED)                    (UNAUDITED)
CAPITAL TRANSACTIONS:
FIDUCIARY SHARES:
  Proceeds from shares issued...............................      $143,576       $ 210,985       $  2,900           $  6,235
  Proceeds from shares issued in conversion.................            --         132,470             --            113,243
  Dividends reinvested......................................           727           3,766            373                 --(b)
  Cost of shares redeemed...................................       (63,486)       (142,285)       (14,762)            (9,231)
                                                                  --------       ---------       --------           --------
  Change in net assets from Fiduciary Share transactions....      $ 80,817       $ 204,936       $(11,489)          $110,247
                                                                  ========       =========       ========           ========
CLASS A SHARES:
  Proceeds from shares issued...............................      $  3,210       $   7,637       $  7,640           $     94
  Dividends reinvested......................................           387             647             46                 --(b)
  Cost of shares redeemed...................................        (3,491)         (4,192)           (97)                --
                                                                  --------       ---------       --------           --------
  Change in net assets from Class A Share transactions......      $    106       $   4,092       $  7,589           $     94
                                                                  ========       =========       ========           ========
CLASS B SHARES:
  Proceeds from shares issued...............................      $  4,121       $   5,936       $  2,776           $     80
  Dividends reinvested......................................           268             344             21                 --(b)
  Cost of shares redeemed...................................        (1,244)         (1,601)           (13)                --(b)
                                                                  --------       ---------       --------           --------
  Change in net assets from Class B Share transactions......      $  3,145       $   4,679       $  2,784           $     80
                                                                  ========       =========       ========           ========
SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued....................................................        15,046          22,470            288                627
  Issued in connection with conversion......................            --          14,063             --             11,324
  Reinvested................................................            76             403             37                 --(b)
  Redeemed..................................................        (6,654)        (15,133)        (1,464)              (927)
                                                                  --------       ---------       --------           --------
  Change in Fiduciary Shares................................         8,468          21,803         (1,139)            11,024
                                                                  ========       =========       ========           ========
CLASS A SHARES:
  Issued....................................................           337             814            757                  9
  Reinvested................................................            41              69              5                 --(b)
  Redeemed..................................................          (367)           (448)           (10)                --
                                                                  --------       ---------       --------           --------
  Change in Class A Shares..................................            11             435            752                  9
                                                                  ========       =========       ========           ========
CLASS B SHARES:
  Issued....................................................           428             628            275                  8
  Reinvested................................................            28              36              2                 --(b)
  Redeemed..................................................          (129)           (169)            (1)                --(b)
                                                                  --------       ---------       --------           --------
  Change in Class B Shares..................................           327             495            276                  8
                                                                  ========       =========       ========           ========

------------

(a) Period from commencement of operations.
(b) Amounts are less than 1,000.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                        DECEMBER 31,1997
(Unaudited)

4. INVESTMENT ADVISORY, ADMINISTRATIVE, AND DISTRIBUTION AGREEMENTS:

   The Trust and the Advisor are parties to an investment advisory agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the following percentages of the Funds' average net assets: 0.60% of the Income Bond Fund, the Intermediate Bond Fund and the Limited Volatility Bond Fund; 0.55% of the Ultra Short-Term Income Fund; 0.45% of the Government Bond Fund; and 0.40% of the Treasury & Agency Fund.

   The Trust and the Administrator, a wholly-owned subsidiary of The BISYS Group, Inc., are parties to an administrative agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.20% on the first $1.5 billion of Trust net assets (excluding the Investor Growth Fund, the Investor Growth & Income Fund, the Investor Conservative Growth Fund and the Investor Balanced Fund (the "Investor Funds") and the Treasury Only Money Market Fund and the Government Money Market Fund (the "Institutional Money Market Funds"); 0.18% on the next $0.5 billion of Trust net assets (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% of Trust net assets (excluding the Investor Funds and the Institutional Money Market Funds) over $2 billion. The Advisor also serves as Sub-Administrator to each fund of the Trust, pursuant to an agreement between the Administrator and the Advisor. Pursuant to this agreement, the Advisor performs many of the Administrator's duties, for which the Advisor receives a fee paid by the Administrator.

   The Trust and The One Group Services Company (the "Distributor") are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Class A, Class B, and Class C Shares are subject to a distribution and shareholder services plan (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided in the Plans, the Trust will pay the Distributor a fee of 0.35% of the average daily net assets of Class A Shares of each of the Funds and 1.00% of the average daily net assets of the Class B and Class C Shares of each of the Funds. Currently, the Distributor has voluntarily agreed to limit payments under the Plans to 0.25% of average daily net assets of the Class A Shares of each Fund, 0.75% of average daily net assets of the Class B Shares of the Ultra Short-Term Income Fund, the Limited Volatility Bond Fund and the Treasury & Agency Fund, 0.90% of average daily net assets of the Class B Shares of the Intermediate Bond Fund, the Government Bond Fund and the Income Bond Fund and 0.90% of the average daily net assets of the Class C Shares of the Intermediate Bond Fund. Up to 0.25% of the fees payable under the Plans may be used as compensation for shareholder services by the Distributor and/or financial institutions and intermediaries. Fees paid under the Plans may be applied by the Distributor toward (i) compensation for its services in connection with distribution assistance or provision of shareholder services; or (ii) payments to financial institutions and intermediaries such as banks (including affiliates of the Advisor), brokers, dealers and other institutions, including the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. Fiduciary Class Shares of each Fund are offered without distribution fees. For the six months ended December 31, 1997, the Distributor received $666,025 from commissions earned on sales of Class A Shares and redemptions of Class B and Class C Shares, of which the Distributor re-allowed $662,333 to affiliated broker-dealers of the Funds.

   Certain officers of the Trust are affiliated with the Administrator. Such officers receive no compensation from the Funds for serving in their respective roles.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                        DECEMBER 31,1997
(Unaudited)

   The Advisor, the Administrator and the Distributor voluntarily agreed to waive a portion of their fees. For the six months ended December 31, 1997, fees in the following amounts were waived (amounts in thousands):

                                                            INVESTMENT                         12B-1 FEES
                                                             ADVISORY                            WAIVED
                                                               FEES        ADMINISTRATION   -----------------
                                                              WAIVED        FEES WAIVED     CLASS A   CLASS B
                                                              ------        -----------     -------   -------
    Ultra Short-Term Income Fund.........................     $  329            $156          $18       $ 4
    Limited Volatility Bond Fund.........................        853              --           10         6
    Intermediate Bond Fund...............................        798              --           13         6
    Government Bond Fund.................................         80             181           17         6
    Income Bond Fund.....................................        812              --            8         6
    Treasury & Agency Fund...............................        111              64            1         2

5. SECURITIES TRANSACTIONS:

   The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities and purchased options) during the six months ended December 31, 1997 were as follows (amounts in thousands):

                                                                U.S. GOVERNMENT
                                                                   SECURITIES          OTHER SECURITIES
                                                              --------------------   --------------------
                                                              PURCHASES    SALES     PURCHASES    SALES
                                                              ---------   --------   ---------   --------
    Ultra Short-Term Income Bond Fund.......................  $ 53,519    $ 22,344   $ 41,679    $  9,543
    Limited Volatility Bond Fund............................   111,628     108,321     19,803      44,684
    Intermediate Bond Fund..................................   186,744     130,068     69,000      43,955
    Government Bond Fund....................................   515,969     496,299         --          --
    Income Bond Fund........................................    83,191      29,168     56,801      21,456
    Treasury & Agency.......................................    27,463      30,683         --          --

6. FINANCIAL INSTRUMENTS:

   Investing in financial instruments such as written options, futures, structured notes and indexed securities involves risks in excess of the amounts reflected in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular class of instrument. Risks associated with these instruments include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contract. The Funds enter into these contracts primarily as a means to hedge against adverse fluctuations in securities.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                        DECEMBER 31,1997
(Unaudited)

7. CONVERSION OF COMMON TRUST FUNDS:

   On December 19, 1997, the net assets of certain common trust funds managed by the Advisor were exchanged in a tax-free conversion for shares of the corresponding One Group Funds. The transaction was accounted for by a method followed for tax purposes in a tax-free business combination. The following is a summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation of assets acquired as of the conversion date (amounts in thousands except per share amounts):

                                                                                   NET ASSET
                                                                                     VALUE
                                                             SHARES   NET ASSETS   PER SHARE     UNREALIZED
                                                             ISSUED   CONVERTED      ISSUED     APPRECIATION
                                                             ------   ----------   ----------   ------------
    Ultra Short-Term Income Fund...........................     132    $  1,303      $ 9.89        $    0
    Limited Volatility Bond Fund...........................   3,970      41,843       10.54           254
    Intermediate Bond Fund.................................   5,521      55,814       10.11           639
    Government Bond Fund...................................   2,663      26,687       10.02           127

  On January 20, 1997, the net assets of certain common trust funds managed by the Advisor were exchanged in a tax-free conversion for shares of the corresponding One Group Funds. The transaction was accounted for by a method followed for tax purposes in a tax-free business combination. The following is a summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation of assets acquired as of the conversion date (amounts in thousands except per share amounts):

                                                                                   NET ASSET
                                                                                     VALUE
                                                             SHARES   NET ASSETS   PER SHARE     UNREALIZED
                                                             ISSUED   CONVERTED      ISSUED     APPRECIATION
                                                             ------   ----------   ----------   ------------
    Income Bond Fund.......................................  14,063    $132,470      $ 9.42        $4,511
    Intermediate Bond Fund.................................  20,926     207,582        9.92         1,740
    Treasury & Agency Fund.................................  11,324     113,243       10.00         1,909

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       ULTRA SHORT-TERM INCOME FUND
                                                   ---------------------------------------------------------------------
                                                                                 FIDUCIARY
                                                   ---------------------------------------------------------------------
                                                   SIX MONTHS
                                                      ENDED                        YEAR ENDED JUNE 30,
                                                   DECEMBER 31    ------------------------------------------------------
                                                      1997          1997       1996       1995        1994      1993(a)
                                                   -----------    --------    -------    -------    --------    --------
                                                   (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..........................     $   9.87      $   9.79    $  9.84    $  9.85    $  10.03    $  10.00
                                                    --------      --------    -------    -------    --------    --------
Investment Activities
  Net investment income........................         0.30          0.62       0.62       0.55        0.36        0.17
  Net realized and unrealized gains (losses)
    from investments and futures...............         0.01          0.05      (0.07)     (0.05)      (0.15)       0.03
                                                    --------      --------    -------    -------    --------    --------
    Total from Investment Activities...........         0.31          0.67       0.55       0.50        0.21        0.20
                                                    --------      --------    -------    -------    --------    --------
Distributions
  Net investment income........................        (0.29)        (0.59)     (0.60)     (0.48)      (0.37)      (0.17)
  In excess of net investment income...........           --            --         --      (0.03)      (0.02)         --
                                                    --------      --------    -------    -------    --------    --------
    Total Distributions........................        (0.29)        (0.59)     (0.60)     (0.51)      (0.39)      (0.17)
                                                    --------      --------    -------    -------    --------    --------
NET ASSET VALUE,
  END OF PERIOD................................     $   9.89      $   9.87    $  9.79    $  9.84    $   9.85    $  10.03
                                                    ========      ========    =======    =======    ========    ========
Total Return...................................         3.21%(b)      7.14%      5.71%      5.14%       2.16%       4.93%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)............     $163,219      $114,413    $57,276    $51,050    $139,593    $154,413
  Ratio of expenses to average net assets......         0.30%(c)      0.35%      0.45%      0.61%       0.65%       0.58%(c)
  Ratio of net investment income to average net
    assets.....................................         5.91%(c)      6.02%      6.20%      5.18%       3.70%       4.71%(c)
  Ratio of expenses to average net assets *....         0.78%(c)      0.81%      1.06%      1.01%       0.81%       1.03%(c)
  Ratio of net investment income to average net
    assets *...................................         5.42%(c)      5.56%      5.59%      4.78%       3.54%       4.26%(c)
  Portfolio Turnover (d).......................        17.93%        70.36%     67.65%      2.91%     242.20%     109.96%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The Fund commenced operations on February 2, 1993.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          ULTRA SHORT-TERM INCOME FUND
                                                        -----------------------------------------------------------------
                                                                                     CLASS A
                                                        -----------------------------------------------------------------
                                                        SIX MONTHS
                                                           ENDED                      YEAR ENDED JUNE 30,
                                                        DECEMBER 31    --------------------------------------------------
                                                           1997         1997       1996      1995      1994      1993(a)
                                                        -----------    -------    ------    ------    -------    --------
                                                        (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD...............................      $  9.87      $  9.78    $ 9.83    $ 9.84    $ 10.03     $10.00
                                                          -------      -------    ------    ------    -------     ------
Investment Activities
  Net investment income.............................         0.29         0.58      0.58      0.52       0.36       0.14
  Net realized and unrealized gains (losses) from
    investments and futures.........................         0.00         0.09     (0.06)    (0.06)     (0.17)      0.03
                                                          -------      -------    ------    ------    -------     ------
    Total from Investment Activities................         0.29         0.67      0.52      0.46       0.19       0.17
                                                          -------      -------    ------    ------    -------     ------
Distributions
  Net investment income.............................        (0.28)       (0.58)    (0.57)    (0.46)     (0.34)     (0.14)
  In excess of net investment income................           --           --        --     (0.01)     (0.04)        --
                                                          -------      -------    ------    ------    -------     ------
    Total Distributions.............................        (0.28)       (0.58)    (0.57)    (0.47)     (0.38)     (0.14)
                                                          -------      -------    ------    ------    -------     ------
NET ASSET VALUE,
  END OF PERIOD.....................................      $  9.88      $  9.87    $ 9.78    $ 9.83    $  9.84     $10.03
                                                          =======      =======    ======    ======    =======     ======
Total Return (Excludes Sales Charge)................         3.00%(b)     7.00%     5.42%     4.84%      1.95%      4.78%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).................      $39,304      $29,643    $3,969    $4,631    $19,053     $3,106
  Ratio of expenses to average net assets...........         0.55%(c)     0.61%     0.70%     0.86%      0.89%      0.81%(c)
  Ratio of net investment income to average net
    assets..........................................         5.65%(c)     5.78%     5.95%     4.88%      3.54%      4.47%(c)
  Ratio of expenses to average net assets *.........         1.13%(c)     1.17%     1.41%     1.36%      1.14%      1.34%(c)
  Ratio of net investment income to average net
    assets *........................................         5.07%(c)     5.22%     5.24%     4.38%      3.29%      3.95%(c)
  Portfolio Turnover (d)............................        17.93%       70.36%    67.65%     2.91%    242.20%    109.96%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The Fund commenced offering on March 10, 1993.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                            ULTRA SHORT-TERM INCOME FUND
                                                                -----------------------------------------------------
                                                                                       CLASS B
                                                                -----------------------------------------------------
                                                                SIX MONTHS
                                                                   ENDED                YEAR ENDED JUNE 30,
                                                                DECEMBER 31    --------------------------------------
                                                                   1997         1997      1996      1995     1994(a)
                                                                -----------    ------    ------    ------    --------
                                                                (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................      $ 9.81       $ 9.76    $ 9.84    $ 9.86    $  9.98
                                                                  ------       ------    ------    ------    -------
Investment Activities
  Net investment income.....................................        0.27         0.54      0.52      0.47       0.12
  Net realized and unrealized gains (losses) from
    investments and futures.................................        0.01         0.05     (0.07)    (0.04)     (0.11)
                                                                  ------       ------    ------    ------    -------
    Total from Investment Activities........................        0.28         0.59      0.45      0.43       0.01
                                                                  ------       ------    ------    ------    -------
Distributions
  Net investment income.....................................       (0.26)       (0.54)    (0.53)    (0.45)     (0.12)
  In excess of net investment income........................          --           --        --        --      (0.01)
                                                                  ------       ------    ------    ------    -------
    Total Distributions.....................................       (0.26)       (0.54)    (0.53)    (0.45)     (0.13)
                                                                  ------       ------    ------    ------    -------
NET ASSET VALUE,
  END OF PERIOD.............................................      $ 9.83       $ 9.81    $ 9.76    $ 9.84    $  9.86
                                                                  ======       ======    ======    ======    =======
Total Return (Excludes Sales Charge)........................        2.91%(b)     6.22%     4.63%     4.77%     (0.09)%(c)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................      $3,480       $2,818    $1,144    $  160    $    15
  Ratio of expenses to average net assets...................        1.05%(c)     1.07%     1.20%     1.31%      1.41%(c)
  Ratio of net investment income to average net assets......        5.15%(c)     5.18%     5.45%     4.91%      3.49%(c)
  Ratio of expenses to average net assets *.................        1.53%(c)     1.81%     2.06%     1.96%      1.83%(c)
  Ratio of net investment income to average net assets *....        4.67%(c)     4.44%     4.59%     4.26%      3.07%(c)
  Portfolio Turnover (d)....................................       17.93%       70.36%    67.65%     2.91%    242.20%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The Fund commenced offering on January 14, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       LIMITED VOLATILITY BOND FUND
                                                 ------------------------------------------------------------------------
                                                                                FIDUCIARY
                                                 ------------------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED                          YEAR ENDED JUNE 30,
                                                 DECEMBER 31,    --------------------------------------------------------
                                                     1997          1997        1996        1995        1994        1993
                                                 ------------    --------    --------    --------    --------    --------
                                                 (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD........................      $  10.47      $  10.42    $  10.53    $  10.33    $  10.87    $  10.72
                                                   --------      --------    --------    --------    --------    --------
Investment Activities
  Net investment income......................          0.32          0.63        0.64        0.60        0.54        0.61
  Net realized and unrealized gains (losses)
    from investments and futures.............          0.01          0.05       (0.11)       0.19       (0.45)       0.25
                                                   --------      --------    --------    --------    --------    --------
    Total from Investment Activities.........          0.33          0.68        0.53        0.79        0.09        0.86
                                                   --------      --------    --------    --------    --------    --------
Distributions
  Net investment income......................         (0.32)        (0.63)      (0.64)      (0.59)      (0.55)      (0.62)
  In excess of net investment income.........            --            --          --          --       (0.02)         --
  Net realized gains.........................            --            --          --          --       (0.06)      (0.09)
                                                   --------      --------    --------    --------    --------    --------
    Total Distributions......................         (0.32)        (0.63)      (0.64)      (0.59)      (0.63)      (0.71)
                                                   --------      --------    --------    --------    --------    --------
NET ASSET VALUE,
  END OF PERIOD..............................      $  10.48      $  10.47    $  10.42    $  10.53    $  10.33    $  10.87
                                                   ========      ========    ========    ========    ========    ========
Total Return.................................          3.20%(a)      6.75%       5.13%       7.96%       0.79%       8.27%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)..........      $579,814      $563,979    $604,916    $410,746    $447,394    $397,820
  Ratio of expenses to average net assets....          0.53%(b)      0.51%       0.51%       0.52%       0.50%       0.56%
  Ratio of net investment income to average
    net assets...............................          6.07%(b)      6.06%       6.06%       5.82%       5.10%       5.70%
  Ratio of expenses to average net assets
    *........................................          0.81%(b)      0.81%       0.82%       0.85%       0.85%       0.90%
  Ratio of net investment income to average
    net assets *.............................          5.79%(b)      5.76%       5.75%       5.49%       4.75%       5.36%
  Portfolio Turnover (c).....................         22.72%        66.61%      75.20%      76.43%      30.61%      40.28%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         LIMITED VOLATILITY BOND FUND
                                                      -------------------------------------------------------------------
                                                                                    CLASS A
                                                      -------------------------------------------------------------------
                                                       SIX MONTHS
                                                         ENDED                        YEAR ENDED JUNE 30,
                                                      DECEMBER 31,    ---------------------------------------------------
                                                          1997         1997       1996       1995       1994       1993
                                                      ------------    -------    -------    -------    -------    -------
                                                      (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD.............................      $ 10.46       $ 10.41    $ 10.52    $ 10.32    $ 10.87    $ 10.72
                                                        -------       -------    -------    -------    -------    -------
Investment Activities
  Net investment income...........................         0.31          0.61       0.63       0.56       0.52       0.59
  Net realized and unrealized gains (losses) from
    investments and futures.......................         0.01          0.05      (0.13)      0.21      (0.46)      0.24
                                                        -------       -------    -------    -------    -------    -------
    Total from Investment Activities..............         0.32          0.66       0.50       0.77       0.06       0.83
                                                        -------       -------    -------    -------    -------    -------
Distributions
  Net investment income...........................        (0.31)        (0.61)     (0.61)     (0.56)     (0.51)     (0.59)
  In excess of net investment income..............           --            --         --      (0.01)     (0.04)        --
  Net realized gains..............................           --            --         --         --      (0.06)     (0.09)
                                                        -------       -------    -------    -------    -------    -------
    Total Distributions...........................        (0.31)        (0.61)     (0.61)     (0.57)     (0.61)     (0.68)
                                                        -------       -------    -------    -------    -------    -------
NET ASSET VALUE,
  END OF PERIOD...................................      $ 10.47       $ 10.46    $ 10.41    $ 10.52    $ 10.32    $ 10.87
                                                        =======       =======    =======    =======    =======    =======
Total Return (Excludes Sales Charge)..............         3.06%(a)      6.47%      4.86%      7.67%      0.49%      8.04%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)...............      $17,792       $20,055    $21,343    $12,516    $15,216    $15,719
  Ratio of expenses to average net assets.........         0.78%(b)      0.76%      0.76%      0.77%      0.75%      0.76%
  Ratio of net investment income to average net
    assets........................................         5.82%(b)      5.81%      5.81%      5.57%      4.92%      5.35%
  Ratio of expenses to average net assets *.......         1.16%(b)      1.16%      1.17%      1.20%      1.20%      1.27%
  Ratio of net investment income to average
    net assets *..................................         5.44%(b)      5.41%      5.40%      5.14%      4.47%      4.84%
  Portfolio Turnover (c)..........................        22.72%        66.61%     75.20%     76.43%     30.61%     40.28%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                            LIMITED VOLATILITY BOND FUND
                                                                -----------------------------------------------------
                                                                                       CLASS B
                                                                -----------------------------------------------------
                                                                 SIX MONTHS
                                                                   ENDED                 YEAR ENDED JUNE 30,
                                                                DECEMBER 31,    -------------------------------------
                                                                    1997         1997      1996      1995     1994(a)
                                                                ------------    ------    ------    ------    -------
                                                                (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................       $10.53       $10.49    $10.60    $10.40    $10.78
                                                                   ------       ------    ------    ------    ------
Investment Activities
  Net investment income.....................................         0.30         0.55      0.55      0.53      0.17
  Net realized and unrealized gains (losses) from
    investments
    and futures.............................................         0.01         0.04     (0.10)     0.19     (0.37)
                                                                   ------       ------    ------    ------    ------
    Total from Investment Activities........................         0.31         0.59      0.45      0.72     (0.20)
                                                                   ------       ------    ------    ------    ------
Distributions
  Net investment income.....................................        (0.30)       (0.55)    (0.56)    (0.52)    (0.15)
  In excess of net realized gains...........................           --           --        --        --     (0.03)
                                                                   ------       ------    ------    ------    ------
    Total Distributions.....................................        (0.30)       (0.55)    (0.56)    (0.52)    (0.18)
                                                                   ------       ------    ------    ------    ------
NET ASSET VALUE,
  END OF PERIOD.............................................       $10.54       $10.53    $10.49    $10.60    $10.40
                                                                   ======       ======    ======    ======    ======
Total Return (Excludes Sales Charge)........................         2.99%(b)     5.74%     4.28%     7.18%    (1.81)%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................       $4,834       $4,920    $4,923    $2,906    $1,974
  Ratio of expenses to average net assets...................         1.28%(c)     1.20%     1.26%     1.28%     1.26%(c)
  Ratio of net investment income to average net assets......         5.32%(c)     5.21%     5.31%     5.10%     4.39%(c)
  Ratio of expenses to average net assets *.................         1.81%(c)     1.81%     1.82%     1.86%     1.86%(c)
  Ratio of net investment income to average net assets *....         4.79%(c)     4.60%     4.75%     4.52%     3.79%(c)
  Portfolio Turnover (d)....................................        22.72%       66.61%    75.20%    76.43%    30.61%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced offering on January 14, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           INTERMEDIATE BOND FUND
                                                   ----------------------------------------------------------------------
                                                                                 FIDUCIARY
                                                   ----------------------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED                         YEAR ENDED JUNE 30,
                                                   DECEMBER 31,    ------------------------------------------------------
                                                       1997          1997        1996        1995       1994       1993
                                                   ------------    --------    --------    --------    -------    -------
                                                   (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..........................      $   9.92      $   9.84    $  10.01    $   9.72    $ 10.51    $ 10.09
                                                     --------      --------    --------    --------    -------    -------
Investment Activities
  Net investment income........................          0.33          0.65        0.66        0.66       0.60       0.63
  Net realized and unrealized gains (losses)
    from investments and futures...............          0.14          0.08       (0.17)       0.29      (0.67)      0.42
                                                     --------      --------    --------    --------    -------    -------
    Total from Investment Activities...........          0.47          0.73        0.49        0.95      (0.07)      1.05
                                                     --------      --------    --------    --------    -------    -------
Distributions
  Net investment income........................         (0.33)        (0.65)      (0.66)      (0.66)     (0.60)     (0.63)
  In excess of net investment income...........            --            --          --          --      (0.02)        --
  Net realized gains...........................            --            --          --          --      (0.10)        --
                                                     --------      --------    --------    --------    -------    -------
    Total Distributions........................         (0.33)        (0.65)      (0.66)      (0.66)     (0.72)     (0.63)
                                                     --------      --------    --------    --------    -------    -------
NET ASSET VALUE,
  END OF PERIOD................................      $  10.06      $   9.92    $   9.84    $  10.01    $  9.72    $ 10.51
                                                     ========      ========    ========    ========    =======    =======
Total Return...................................          4.77%(a)      7.68%       4.95%      10.15%     (0.74)%    10.67%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)............      $638,657      $522,423    $230,812    $191,216    $98,483    $44,252
  Ratio of expenses to average net assets......          0.56%(b)      0.54%       0.54%       0.56%      0.32%      0.39%
  Ratio of net investment income to average net
    assets.....................................          6.49%(b)      6.63%       6.56%       6.88%      6.04%      6.14%
  Ratio of expenses to average net assets *....          0.81%(b)      0.81%       0.87%       0.99%      0.87%      1.17%
  Ratio of net investment income to average net
    assets *...................................          6.25%(b)      6.36%       6.23%       6.45%      5.49%      5.36%
  Portfolio Turnover (c).......................         29.78%        55.91%     101.06%      99.71%     85.62%     21.51%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           INTERMEDIATE BOND FUND
                                                                ---------------------------------------------
                                                                                   CLASS A
                                                                ---------------------------------------------
                                                                 SIX MONTHS
                                                                   ENDED             YEAR ENDED JUNE 30,
                                                                DECEMBER 31,    -----------------------------
                                                                    1997         1997       1996      1995(a)
                                                                ------------    -------    -------    -------
                                                                (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................      $  9.95       $  9.87    $ 10.04    $ 9.45
                                                                  -------       -------    -------    ------
Investment Activities
  Net investment income.....................................         0.32          0.63       0.64      0.37
  Net realized and unrealized gains (losses) from
    investments and futures.................................         0.14          0.08     (0.17)      0.59
                                                                  -------       -------    -------    ------
    Total from Investment Activities........................         0.46          0.71       0.47      0.96
                                                                  -------       -------    -------    ------
Distributions
  Net investment income.....................................        (0.32)        (0.63)     (0.64)    (0.37)
                                                                  -------       -------    -------    ------
    Total Distributions.....................................        (0.32)        (0.63)     (0.64)    (0.37)
                                                                  -------       -------    -------    ------
NET ASSET VALUE,
  END OF PERIOD.............................................      $ 10.09       $  9.95    $  9.87    $10.04
                                                                  =======       =======    =======    ======
Total Return (Excludes Sales Charge)........................         4.65%(b)      7.40       4.77%    10.29%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................      $32,298       $18,763    $13,706    $4,941
  Ratio of expenses to average net assets...................         0.81%(c)      0.78%      0.79%     0.83%(c)
  Ratio of net investment income to average net assets......         6.24%(c)      6.35%      6.31%     6.64%(c)
  Ratio of expenses to average net assets *.................         1.17%(c)      1.16%      1.22%     1.66%(c)
  Ratio of net investment income to average net assets *....         5.88%(c)      5.97%      5.88%     5.81%(c)
  Portfolio Turnover (d)....................................        29.78%        55.91%    101.06%    99.71%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class A Shares commenced operations November 30, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           INTERMEDIATE BOND FUND
                                                                ---------------------------------------------
                                                                                   CLASS B
                                                                ---------------------------------------------
                                                                 SIX MONTHS
                                                                   ENDED             YEAR ENDED JUNE 30,
                                                                DECEMBER 31,    -----------------------------
                                                                    1997         1997       1996      1995(a)
                                                                ------------    -------    -------    -------
                                                                (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................      $  9.92       $  9.83    $ 10.01    $ 9.45
                                                                  -------       -------    -------    ------
Investment Activities
  Net investment income.....................................         0.28          0.56       0.58      0.23
  Net realized and unrealized gains (losses) from
    investments and futures.................................         0.14          0.09      (0.18)     0.56
                                                                  -------       -------    -------    ------
    Total from Investment Activities........................         0.42          0.65       0.40      0.79
                                                                  -------       -------    -------    ------
Distributions
  Net investment income.....................................        (0.28)        (0.56)     (0.58)    (0.23)
                                                                  -------       -------    -------    ------
    Total Distributions.....................................        (0.28)        (0.56)     (0.58)    (0.23)
                                                                  -------       -------    -------    ------
NET ASSET VALUE,
  END OF PERIOD.............................................      $ 10.06       $  9.92    $  9.83    $10.01
                                                                  =======       =======    =======    ======
Total Return (Excludes Sales Charge)........................         4.31%(b)      6.83%      4.10%     8.22%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................      $14,438       $10,152    $ 6,077    $  266
  Ratio of expenses to average net assets...................         1.46%(c)      1.44%      1.44%     1.51%(c)
  Ratio of net investment income to average net assets......         5.60%(c)      5.71%      5.66%     6.15%(c)
  Ratio of expenses to average net assets *.................         1.82%(c)      1.81%      1.87%     2.34%(c)
  Ratio of net investment income to average net assets *....         5.24%(c)      5.34%      5.23%     5.31%(c)
  Portfolio Turnover (d)....................................        29.78%        55.91%    101.06%    99.71%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The Fund commenced operations on November 30, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                INTERMEDIATE BOND FUND
                                                                ----------------------
                                                                       CLASS C
                                                                ----------------------
                                                                     NOVEMBER 4,
                                                                       1997 TO
                                                                     DECEMBER 31,
                                                                       1997(a)
                                                                ----------------------
                                                                     (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................            $10.07
                                                                        ------
Investment Activities
  Net investment income.....................................              0.46
  Net realized and unrealized gains (losses) from
    investments and futures.................................             (0.01)
                                                                        ------
    Total from Investment Activities........................              0.45
                                                                        ------
Distributions
  Net investment income.....................................             (0.46)
                                                                        ------
    Total Distributions.....................................             (0.46)
                                                                        ------
NET ASSET VALUE,
  END OF PERIOD.............................................            $10.06
                                                                        ======
Total Return (Excludes Sales Charge)........................              4.31%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................            $  190
  Ratio of expenses to average net assets...................              1.46%(c)
  Ratio of net investment income to average net assets......              5.60%(c)
  Ratio of expenses to average net assets *.................              1.82%(c)
  Ratio of net investment income to average net assets *....              5.24%(c)
  Portfolio Turnover (d)....................................             29.78%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           GOVERNMENT BOND FUND
                                                  -----------------------------------------------------------------------
                                                                                 FIDUCIARY
                                                  -----------------------------------------------------------------------

                                                   SIX MONTHS                       YEAR ENDED JUNE 30,
                                                     ENDED        -------------------------------------------------------
                                                  DECEMBER 31,
                                                     1997           1997        1996        1995        1994      1993(a)
                                                  ------------    --------    --------    --------    --------    -------
                                                  (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD.........................      $   9.69      $   9.56    $   9.81    $   9.35    $  10.15    $ 10.00
                                                    --------      --------    --------    --------    --------    -------
Investment Activities
  Net investment income.......................          0.30          0.62        0.62        0.62        0.51       0.20
  Net realized and unrealized gains (losses)
    from investments and futures..............          0.32          0.13       (0.25)       0.46       (0.77)      0.15
                                                    --------      --------    --------    --------    --------    -------
    Total from Investment Activities..........          0.62          0.75        0.37        1.08       (0.26)      0.35
                                                    --------      --------    --------    --------    --------    -------
Distributions
  Net investment income.......................         (0.30)        (0.62)      (0.62)      (0.61)      (0.50)     (0.20)
  In excess of net investment income..........            --            --          --       (0.01)      (0.02)        --
  In excess of net realized gains.............            --            --          --          --       (0.02)        --
                                                    --------      --------    --------    --------    --------    -------
    Total Distributions.......................         (0.30)        (0.62)      (0.62)      (0.62)      (0.54)     (0.20)
                                                    --------      --------    --------    --------    --------    -------
NET ASSET VALUE,
  END OF PERIOD...............................      $  10.01      $   9.69    $   9.56    $   9.81    $   9.35    $ 10.15
                                                    ========      ========    ========    ========    ========    =======
Total Return..................................          6.51%(b)      8.10%       3.81%      12.04%      (2.73)%     9.03%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)...........      $809,738      $724,423    $677,326    $379,826    $209,692    $52,152
  Ratio of expenses to average net assets.....          0.62%(c)      0.62%       0.68%       0.71%       0.68%      0.69%(c)
  Ratio of net investment income to average
    net assets................................          6.11%(c)      6.45%       6.34%       6.65%       5.13%      5.43%(c)
  Ratio of expenses to average net assets *...          0.68%(c)      0.68%       0.69%       0.73%       0.71%      1.05%(c)
  Ratio of net investment income to average
    net assets *..............................          6.05%(c)      6.39%       6.33%       6.63%       5.10%      5.07%(c)
  Portfolio Turnover (d)......................         62.06%        60.53%      62.70%     106.14%     377.78%    139.24%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The Fund commenced offering on February 8, 1993.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                              GOVERNMENT BOND FUND
                                                        -----------------------------------------------------------------
                                                                                     CLASS A
                                                        -----------------------------------------------------------------

                                                         SIX MONTHS                    YEAR ENDED JUNE 30,
                                                           ENDED        -------------------------------------------------
                                                        DECEMBER 31,
                                                            1997         1997       1996       1995      1994     1993(a)
                                                        ------------    -------    -------    ------    ------    -------
                                                        (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD...............................      $  9.69       $  9.56    $  9.81    $ 9.35    $10.17    $10.22
                                                          -------       -------    -------    ------    ------    ------
Investment Activities
  Net investment income.............................         0.29          0.60       0.60      0.61      0.48      0.17
  Net realized and unrealized gains (losses) from
    investments and futures.........................         0.32          0.13      (0.25)     0.45     (0.79)    (0.05)
                                                          -------       -------    -------    ------    ------    ------
    Total from Investment Activities................         0.61          0.73       0.35      1.06     (0.31)     0.12
                                                          -------       -------    -------    ------    ------    ------
Distributions
  Net investment income.............................        (0.29)        (0.60)     (0.60)    (0.59)    (0.47)    (0.17)
  In excess of net investment income................           --            --         --     (0.01)    (0.02)       --
  In excess of net realized gains...................           --            --         --        --     (0.02)       --
                                                          -------       -------    -------    ------    ------    ------
    Total Distributions.............................        (0.29)        (0.60)     (0.60)    (0.60)    (0.51)    (0.17)
                                                          -------       -------    -------    ------    ------    ------
NET ASSET VALUE,
  END OF PERIOD.....................................      $ 10.01       $  9.69    $  9.56    $ 9.81    $ 9.35    $10.17
                                                          =======       =======    =======    ======    ======    ======
Total Return (Excludes Sales Charge)................         6.38%(b)      7.83%      3.58%    11.84%    (3.16)%    5.35%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).................      $32,295       $34,727    $38,800    $8,130    $1,690    $  840
  Ratio of expenses to average net assets...........         0.87%(c)      0.87%      0.93%     0.97%     0.92%     0.95%(c)
  Ratio of net investment income to average net
    assets..........................................         5.86%(c)      6.20%      6.09%     6.46%     4.84%     5.56%(c)
  Ratio of expenses to average net assets *.........         1.01%(c)      1.03%      1.04%     1.09%     1.05%     1.44%(c)
  Ratio of net investment income to average net
    assets *........................................         5.72%(c)      6.04%      5.98%     6.34%     4.71%     5.07%(c)
  Portfolio Turnover (d)............................        62.06%        60.53%     62.70%   106.14%   377.78%   139.24%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class A Shares commenced offering on March 5, 1993.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                 GOVERNMENT BOND FUND
                                                                -------------------------------------------------------
                                                                                        CLASS B
                                                                -------------------------------------------------------

                                                                 SIX MONTHS               YEAR ENDED JUNE 30,
                                                                   ENDED        ---------------------------------------
                                                                DECEMBER 31,
                                                                    1997         1997       1996       1995     1994(a)
                                                                ------------    -------    -------    ------    -------
                                                                (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................      $  9.69       $  9.56    $  9.81    $ 9.35    $10.04
                                                                  -------       -------    -------    ------    ------
Investment Activities
  Net investment income.....................................         0.26          0.54       0.54      0.55      0.18
  Net realized and unrealized gains (losses) from
    investments and futures.................................         0.32          0.13      (0.25)     0.46     (0.69)
                                                                  -------       -------    -------    ------    ------
    Total from Investment Activities........................         0.58          0.67       0.29      1.01     (0.51)
                                                                  -------       -------    -------    ------    ------
Distributions
  Net investment income.....................................        (0.26)        (0.54)     (0.54)    (0.55)    (0.16)
  In excess of net investment income........................           --            --         --        --     (0.02)
                                                                  -------       -------    -------    ------    ------
    Total Distributions.....................................        (0.26)        (0.54)     (0.54)    (0.55)    (0.18)
                                                                  -------       -------    -------    ------    ------
NET ASSET VALUE,
  END OF PERIOD.............................................      $ 10.01       $  9.69    $  9.56    $ 9.81    $ 9.35
                                                                  =======       =======    =======    ======    ======
Total Return (Excludes Sales Charge)........................         6.05%(b)      7.14%      2.95%    11.20%    (4.99)%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................      $14,622       $11,729    $10,782    $2,513    $  656
  Ratio of expenses to average net assets...................         1.52%(c)      1.52%      1.58%     1.62%     1.52%(c)
  Ratio of net investment income to average net assets......         5.21%(c)      5.55%      5.44%     5.76%     4.60%(c)
  Ratio of expenses to average net assets *.................         1.66%(c)      1.68%      1.69%     1.74%     1.63%(c)
    Ratio of net investment income to average net assets
      *.....................................................         5.07%(c)      5.39%      5.33%     5.64%     4.49%(c)
  Portfolio Turnover (d)....................................        62.06%        60.53%     62.70%   106.14%   377.78%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced offering on January 14, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                             INCOME BOND FUND
                                                 ------------------------------------------------------------------------
                                                                                FIDUCIARY
                                                 ------------------------------------------------------------------------

                                                  SIX MONTHS                       YEAR ENDED JUNE 30,
                                                    ENDED        --------------------------------------------------------
                                                 DECEMBER 31,
                                                     1997          1997        1996        1995        1994        1993
                                                 ------------    --------    --------    --------    --------    --------
                                                 (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD........................      $   9.42      $   9.33    $   9.54    $   9.23    $  10.43    $  10.18
                                                   --------      --------    --------    --------    --------    --------
Investment Activities
  Net investment income......................          0.33          0.64        0.65        0.64        0.54        0.66
  Net realized and unrealized gains (losses)
    from investments and futures.............          0.06          0.09       (0.21)       0.35       (0.74)       0.38
                                                   --------      --------    --------    --------    --------    --------
    Total from Investment Activities.........          0.39          0.73        0.44        0.99       (0.20)       1.04
                                                   --------      --------    --------    --------    --------    --------
Distributions
  Net investment income......................         (0.33)        (0.64)      (0.65)      (0.64)      (0.57)      (0.66)
  Net realized gains.........................            --            --          --       (0.04)      (0.43)      (0.13)
                                                   --------      --------    --------    --------    --------    --------
    Total Distributions......................         (0.33)        (0.64)      (0.65)      (0.68)      (1.00)      (0.79)
                                                   --------      --------    --------    --------    --------    --------
NET ASSET VALUE,
  END OF PERIOD..............................      $   9.48      $   9.42    $   9.33    $   9.54    $   9.23    $  10.43
                                                   ========      ========    ========    ========    ========    ========
Total Return.................................          4.15%(a)      8.10%       4.62%      11.29%      (2.54)%     10.62%

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)..........      $815,669      $730,754    $520,239    $474,124    $560,071    $483,291
  Ratio of expenses to average net assets....          0.61%(b)      0.60%       0.59%       0.59%       0.53%       0.56%
  Ratio of net investment income to average
    net assets...............................          6.83%(b)      6.85%       6.76%       6.94%       5.35%       6.44%
  Ratio of expenses to average net assets
    *........................................          0.80%(b)      0.80%       0.81%       0.86%       0.85%       0.90%
  Ratio of net investment income to average
    net assets *.............................          6.64%(b)      6.65%       6.54%       6.67%       5.03%       6.10%
  Portfolio Turnover (c).....................          6.46%        55.18%      95.52%     262.25%     131.04%     143.52%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                INCOME BOND FUND
                                                        -----------------------------------------------------------------
                                                                                     CLASS A
                                                        -----------------------------------------------------------------

                                                         SIX MONTHS                    YEAR ENDED JUNE 30,
                                                           ENDED        -------------------------------------------------
                                                        DECEMBER 31,
                                                            1997         1997       1996       1995      1994      1993
                                                        ------------    -------    -------    ------    ------    -------
                                                        (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD...............................      $  9.41       $  9.32    $  9.54    $ 9.22    $10.43    $ 10.16
                                                          -------       -------    -------    ------    ------    -------
Investment Activities
  Net investment income.............................         0.32          0.62       0.63      0.61      0.52       0.63
  Net realized and unrealized gains (losses) from
    investments and futures.........................         0.06          0.09      (0.23)     0.36     (0.75)      0.41
                                                          -------       -------    -------    ------    ------    -------
    Total from Investment Activities................         0.38          0.71       0.40      0.97     (0.23)      1.04
                                                          -------       -------    -------    ------    ------    -------
Distributions
  Net investment income.............................        (0.32)        (0.62)     (0.62)    (0.60)    (0.55)     (0.64)
  In excess of net investment income................           --            --         --     (0.01)       --         --
  Net realized gains................................           --            --         --     (0.04)    (0.43)     (0.13)
                                                          -------       -------    -------    ------    ------    -------
    Total Distributions.............................        (0.32)        (0.62)     (0.62)    (0.65)    (0.98)     (0.77)
                                                          -------       -------    -------    ------    ------    -------
NET ASSET VALUE,
  END OF PERIOD.....................................      $  9.47       $  9.41    $  9.32    $ 9.54    $ 9.22    $ 10.43
                                                          =======       =======    =======    ======    ======    =======
Total Return (Excludes Sales Charge)................         4.02%(a)      7.85       4.26     10.90%    (2.33)%    10.58%

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).................      $14,522       $14,325    $10,127    $6,796    $5,347    $ 7,064
  Ratio of expenses to average net assets...........         0.86%(b)      0.85%      0.84%     1.01%     0.78%      0.77%
  Ratio of net investment income to average net
    assets..........................................         6.58%(b)      6.59%      6.51%     6.57%     5.25%      6.12%
  Ratio of expenses to average net assets *.........         1.16%(b)      1.15%      1.16%     1.38%     1.20%      1.26%
  Ratio of net investment income to average net
    assets *........................................         6.28%(b)      6.29%      6.19%     6.20%     4.83%      5.63%
  Portfolio Turnover (c)............................         6.46%        55.18%     95.52%   262.25%   131.04%    143.52%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                   INCOME BOND FUND
                                                                ------------------------------------------------------
                                                                                       CLASS B
                                                                ------------------------------------------------------

                                                                 SIX MONTHS              YEAR ENDED JUNE 30,
                                                                   ENDED        --------------------------------------
                                                                DECEMBER 31,
                                                                    1997         1997       1996      1995     1994(a)
                                                                ------------    -------    ------    ------    -------
                                                                (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................      $  9.49       $  9.40    $ 9.62    $ 9.29    $ 9.97
                                                                  -------       -------    ------    ------    ------
Investment Activities
  Net investment income.....................................         0.29          0.56      0.56      0.56      0.17
  Net realized and unrealized gains (losses) from
    investments and futures.................................         0.06          0.09     (0.21)     0.38     (0.70)
                                                                  -------       -------    ------    ------    ------
    Total from Investment Activities........................         0.35          0.65      0.35      0.94     (0.53)
                                                                  -------       -------    ------    ------    ------
Distributions
  Net investment income.....................................        (0.29)        (0.56)    (0.57)    (0.57)    (0.15)
  Net realized gains........................................           --            --        --     (0.04)       --
                                                                  -------       -------    ------    ------    ------
    Total Distributions.....................................        (0.29)        (0.56)    (0.57)    (0.61)    (0.15)
                                                                  -------       -------    ------    ------    ------
NET ASSET VALUE,
  END OF PERIOD.............................................      $  9.55       $  9.49    $ 9.40    $ 9.62    $ 9.29
                                                                  =======       =======    ======    ======    ======
Total Return (Excludes Sales Charge)........................         3.69%(b)      7.15%     3.65%    10.63%    (5.29)%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................      $14,066       $10,873    $6,110    $1,887    $  723
  Ratio of expenses to average net assets...................         1.51%(c)      1.50%     1.49%     1.49%     1.45%(c)
  Ratio of net investment income to average net assets......         5.94%(c)      5.95%     5.86%     6.16%     5.20%(c)
  Ratio of expenses to average net assets *.................         1.81%(c)      1.80%     1.81%     1.86%     1.84%(c)
  Ratio of net investment income to average net assets *....         5.64%(c)      5.65%     5.54%     5.80%     4.81%(c)
  Portfolio Turnover (d)....................................         6.46%        55.18%    95.52%   262.25%   131.04%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced offering on January 17, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                     TREASURY & AGENCY FUND
                                                                --------------------------------
                                                                           FIDUCIARY
                                                                --------------------------------
                                                                 SIX MONTHS     JANUARY 20, 1997
                                                                   ENDED            THROUGH
                                                                DECEMBER 31,        JUNE 30,
                                                                    1997            1997(a)
                                                                ------------    ----------------
                                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................      $  9.99           $  10.00
                                                                  -------           --------
Investment Activities
  Net investment income.....................................         0.32               0.28
  Net realized and unrealized gains (losses) from
    investments and futures.................................         0.13              (0.01)
                                                                  -------           --------
    Total from Investment Activities........................         0.45               0.27
                                                                  -------           --------
Distributions
  Net investment income.....................................        (0.32)             (0.28)
  Net realized gains........................................        (0.05)                --
                                                                  -------           --------
    Total Distributions.....................................        (0.37)             (0.28)
                                                                  -------           --------
NET ASSET VALUE, END OF PERIOD..............................      $ 10.07           $   9.99
                                                                  =======           ========
Total Return................................................         4.51%(b)           2.78%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................      $99,552           $110,084
  Ratio of expenses to average net assets...................         0.38%(c)           0.45%(c)
  Ratio of net investment income to average net assets......         6.29%(c)           6.44%(c)
  Ratio of expenses to average net assets *.................         0.68%(c)           0.78%(c)
  Ratio of net investment income to average net assets *....         5.98%(c)           6.11%(c)
  Portfolio Turnover (d)....................................        25.96%             54.44%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                     TREASURY & AGENCY FUND
                                                                --------------------------------
                                                                            CLASS A
                                                                --------------------------------
                                                                 SIX MONTHS     JANUARY 20, 1997
                                                                   ENDED            THROUGH
                                                                DECEMBER 31,        JUNE 30,
                                                                    1997            1997(a)
                                                                ------------    ----------------
                                                                (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................       $ 9.98            $10.00
                                                                   ------            ------
Investment Activities Net investment income.................         0.32              0.29
  Net realized and unrealized gains (losses) from
    investments and futures.................................         0.14             (0.02)
                                                                   ------            ------
    Total from Investment Activities........................         0.46              0.27
                                                                   ------            ------
Distributions
  Net investment income.....................................        (0.32)            (0.29)
  Net realized gains........................................        (0.05)               --
                                                                   ------            ------
    Total Distributions.....................................        (0.37)            (0.29)
                                                                   ------            ------
NET ASSET VALUE, END OF PERIOD..............................       $10.07            $ 9.98
                                                                   ======            ======
Total Return (Excludes Sales Charge)........................         4.68%(b)          2.78%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................       $7,671            $   94
  Ratio of expenses to average net assets...................         0.59%(c)          0.71%(c)
  Ratio of net investment income to average net assets......         6.12%(c)          6.47%(c)
  Ratio of expenses to average net assets *.................         0.99%(c)          1.15%(c)
  Ratio of net investment income to average net assets *....         5.72%(c)          6.03%(c)
  Portfolio Turnover (d)....................................        25.96%            54.44%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                     TREASURY & AGENCY FUND
                                                                --------------------------------
                                                                            CLASS B
                                                                --------------------------------
                                                                 SIX MONTHS     JANUARY 20, 1997
                                                                   ENDED            THROUGH
                                                                DECEMBER 31,        JUNE 30,
                                                                    1997            1997(a)
                                                                ------------    ----------------
                                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................       $ 9.99            $10.00
                                                                   ------            ------
Investment Activities
  Net investment income.....................................         0.30              0.26
  Net realized and unrealized gains (losses) from
    investments and futures.................................         0.13             (0.01)
                                                                   ------            ------
    Total from Investment Activities........................         0.43              0.25
                                                                   ------            ------
Distributions
  Net investment income.....................................        (0.30)            (0.26)
  Net realized gains........................................        (0.05)               --
                                                                   ------            ------
    Total Distributions.....................................        (0.35)            (0.26)
                                                                   ------            ------
NET ASSET VALUE, END OF PERIOD..............................       $10.07            $ 9.99
                                                                   ======            ======
Total Return (Excludes Sales Charge)........................         4.36%(b)          2.58%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................       $2,864            $   80
  Ratio of expenses to average net assets...................         1.10%(c)          1.23%(c)
  Ratio of net investment income to average net assets......         5.58%(c)          6.30%(c)
  Ratio of expenses to average net assets *.................         1.65%(c)          1.81%(c)
  Ratio of net investment income to average net assets *....         5.03%(c)          5.72%(c)
  Portfolio Turnover (d)....................................        25.96%            54.44%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

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Important Customer Information.
Please Read:

Shares of The One Group:
* are not deposits or obligations
  of, or guaranteed by, BANC ONE
  CORPORATION or its affiliates
* are not insured or guaranteed by the
  FDIC or by any other governmental
  agency or government-sponsored
  agency of the federal government
  or any state
* are subject to investment risks,
  including possible loss of the
  principal amount invested.

Banc One Investment Advisors
Corporation, a registered investment
advisor and an indirect subsidiary of
BANC ONE CORPORATION, serves
as an investment advisor to The One
Group, for which it receives advisory
fees. The One Group is distributed by
The One Group Services Company,
3435 Stelzer Road, Columbus,
Ohio 43219, which is not affiliated
with BANC ONE CORPORATION and
is not a bank. Contact us at our web
site address: www.onegroup.com or
e-mail us at onegroup@onegroup.com.

For more complete information on
any of The One Group Funds, including
management fees and expenses,
you may obtain a prospectus from
The One Group Services Company.
Read the prospectus carefully
before investing.

BANC ONE
INVESTMENT
ADVISORS
CORPORATION



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